UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Institutional Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust CommodityRealReturn® Strategy Portfolio Administrative Class

•	PIMCO Variable Insurance Trust CommodityRealReturn® Strategy Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Advisor Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Advisor Class

•	PIMCO Variable Insurance Trust RealEstateRealReturn Strategy Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Small Cap StocksPLUS® TR Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Small Cap StocksPLUS® TR Portfolio Advisor Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Administrative Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Institutional Class

•	PIMCO Variable Insurance Trust StocksPLUS® Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Advisor Class

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
All Asset Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Glossary	17
Federal Income Tax Information	18
Privacy Policy	19
Management of the Trust	20
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	22

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040 and RealRetirement™ 2050 Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, subsidiary risk, municipal project-specific risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

PIMCO Funds Allocation‡

Real Return Asset Fund	25.1%
Investment Grade Corporate Bond Fund	10.3%
Emerging Local Bond Fund	9.8%
Developing Local Markets Fund	8.0%
Convertible Fund	7.9%
Emerging Markets Bond Fund	7.1%
Other	31.8%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (04/30/03)
PIMCO All Asset Portfolio Administrative Class	-15.84%	2.47%	4.04%
Barclays Capital U.S. TIPS: 1-10 Year Index±	-2.43%	3.80%	4.05%
Consumer Price Index + 500 Basis Points±±	5.21%	7.91%	7.62%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying Funds, as supplemented to date, is 1.365% for Administrative Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$843.75	$1,022.32
Expenses Paid During Periodà	$2.60	$2.85

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.555%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund expenses attributable to Advisory and Supervisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.555% for the Administrative Class reflects net annualized expenses after application of an expense waiver of 0.02%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement Funds.

»	A modest allocation to the PIMCO Long Duration Total Return Fund in the second half of the year benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»	An allocation to corporate bonds, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»

Exposure to emerging markets currencies and locally-issued emerging markets bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, detracted from performance as both Funds underperformed the Portfolio’s benchmark.

»	Exposure to emerging markets bonds, through the PIMCO Emerging Markets Bond Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

»	Commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as the Fund underperformed.

»

Exposure to equity strategies, primarily through the PIMCO Fundamental IndexPLUS™ TR Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as both U.S. and international equities declined more than the Portfolio’s benchmark.

»	An allocation to Real Estate Investment Trusts (“REITs”), through the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008		12/31/2007		12/31/2006		12/31/2005		12/31/2004

Administrative Class
Net asset value beginning of year	$11.72		$11.67		$11.81		$11.62		$10.77
Net investment income (a)	0.54		0.86		0.63		0.83		1.50
Net realized/unrealized gain (loss) on investments	(2.36)		0.09		(0.10)		(0.11)		(0.27)
Total income (loss) from investment operations	(1.82)		0.95		0.53		0.72		1.23
Dividends from net investment income	(0.60)		(0.90)		(0.64)		(0.49)		(0.37)
Distributions from net realized capital gains	(0.03)		0.00		(0.03)		(0.04)		(0.01)
Tax basis return of capital	(0.07)		0.00		0.00		0.00		0.00
Total distributions	(0.70)		(0.90)		(0.67)		(0.53)		(0.38)
Net asset value end of year	$9.20		$11.72		$11.67		$11.81		$11.62
Total return	(15.84)%		8.33%		4.66%		6.23%		11.49%
Net assets end of year (000s)	$168,540		$255,691		$251,076		$251,482		$102,183
Ratio of expenses to average net assets (b)	0.555	%(e)	0.555	%(e)	0.585	%(d)	0.59	%(c)	0.57	%(c)
Ratio of expenses to average net assets excluding interest expense (b)	0.555	%(e)	0.555	%(e)	0.585	%(d)	0.59	%(c)	0.57	%(c)
Ratio of net investment income to average net assets	4.92%		7.06%		5.39%		6.98%		13.02%
Portfolio turnover rate	91%		101%		66%		75%		93%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.60%.
(d)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.575%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments in Affiliates, at value	$1,573,698
Cash	1,377
Receivable for investments in Affiliates sold	3,934
Receivable for Portfolio shares sold	752
Interest and dividends receivable from Affiliates	3,917
Manager reimbursement receivable	36
1,583,714

Liabilities:
Payable for investments in Affiliates purchased	$10,521
Payable for Portfolio shares redeemed	428
Accrued investment advisory fee	222
Accrued administrative fee	317
Accrued distribution fee	259
Accrued servicing fee	18
11,765

Net Assets	$1,571,949

Net Assets Consist of:
Paid in capital	$1,965,226
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(120,006)
Net unrealized (depreciation)	(273,271)
$1,571,949

Net Assets:
Institutional Class	$653
Administrative Class	168,540
Advisor Class	1,361,792
Class M	40,964

Shares Issued and Outstanding:
Institutional Class	71
Administrative Class	18,321
Advisor Class	147,549
Class M	4,436

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.23
Administrative Class	9.20
Advisor Class	9.23
Class M	9.23

Cost of Investments in Affiliates Owned	$1,846,969

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$56
Dividends from Affiliate investments	100,885
Total Income	100,941

Expenses:
Investment advisory fees	2,766
Administrative fees	3,951
Servicing fees – Administrative Class	350
Distribution and/or servicing fees – Advisor Class	3,247
Distribution and/or servicing fees – Class M	216
Interest expense	21
Total Expenses	10,551
Reimbursement by Manager	(211)
Net Expenses	10,340

Net Investment Income	90,601

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(132,432)
Net capital gain distributions received from Affiliate investments	19,987
Net change in unrealized (depreciation) on Affiliate investments	(274,042)
Net (Loss)	(386,487)

Net (Decrease) in Net Assets Resulting from Operations	$(295,886)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$90,601	$85,488
Net realized gain (loss) on Affiliate investments	(132,432)	1,642
Net capital gain distributions received from Underlying Funds	19,987	2,151
Net change in unrealized (depreciation) on Affiliate investments	(274,042)	(213)
Net increase (decrease) resulting from operations	(295,886)	89,068

Distributions to Shareholders:
From net investment income
Institutional Class	(35)	(25)
Administrative Class	(11,494)	(18,965)
Advisor Class	(76,721)	(70,381)
Class M	(2,392)	(3,147)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(553)	0
Advisor Class	(4,469)	0
Class M	(144)	0
Tax basis return of capital
Institutional Class	(3)	0
Administrative Class	(1,485)	0
Advisor Class	(8,271)	0
Class M	(306)	0

Total Distributions	(105,875)	(92,518)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	706	378
Administrative Class	104,348	51,678
Advisor Class	618,789	723,809
Class M	33,776	7,920
Issued as reinvestment of distributions
Institutional Class	40	25
Administrative Class	13,532	18,965
Advisor Class	89,461	70,381
Class M	2,842	3,147
Cost of shares redeemed
Institutional Class	(339)	(102)
Administrative Class	(149,388)	(66,423)
Advisor Class	(137,555)	(167,189)
Class M	(25,189)	(24,028)
Net increase resulting from Portfolio share transactions	551,023	618,561

Total Increase in Net Assets	149,262	615,111

Net Assets:
Beginning of year	1,422,687	807,576
End of year*	$1,571,949	$1,422,687

*Including undistributed net investment income of:	$0	$45

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2008

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	6,776,430	$43,301
Convertible Fund	13,880,485	123,536
Developing Local Markets Fund	14,856,320	125,684
Diversified Income Fund	4,688,968	40,372
Emerging Local Bond Fund	18,762,609	154,229
Emerging Markets Bond Fund	13,194,373	111,756
EM Fundamental IndexPLUS™ TR Strategy Fund	107,290	1,125
Floating Income Fund	8,022,163	55,995
Foreign Bond Fund (Unhedged)	5,288	45
Fundamental Advantage Total Return Strategy Fund	3,938,376	17,998
Fundamental IndexPLUS™ Fund	2,371,554	13,494
Fundamental IndexPLUS™ TR Fund	7,681,644	43,478
Global Bond Fund (Unhedged)	797	7
High Yield Fund	10,378,128	69,430
Income Fund	3,898,292	34,734
International StocksPLUS® TR Strategy Fund (Unhedged)	388,757	2,208
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,439,276	31,963
Investment Grade Corporate Bond Fund	16,139,250	162,684
Long Duration Total Return Fund	1,127,610	12,314
Low Duration Fund	249	2
Real Return Asset Fund	40,333,951	395,273
Real Return Fund	130,216	1,231
RealEstateRealReturn Strategy Fund	21,039,718	62,488
Short-Term Fund	181	2
Small Cap StocksPLUS® TR Fund	9,916,761	67,533
StocksPLUS® Total Return Fund	492,254	2,816

Total PIMCO Funds (Cost $1,846,969)		1,573,698

Total Investments 100.1% (Cost $1,846,969)		$1,573,698

Other Assets and Liabilities (Net) (0.1%)		(1,749)

Net Assets 100.0%		$1,571,949

Notes to Schedule of Investments:

(a)	The All Asset Portfolio is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$1,573,698	$0	$0	$1,573,698
Other Financial Instruments ++	0	0	0	0

Total	$1,573,698	$0	$0	$1,573,698

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

10	PIMCO Variable Insurance Trust

December 31, 2008

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P.

(“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	December 31, 2008	11

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets. PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2008, the amount was $211,139. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2008 (amounts in thousands):

Underlying Funds	Market Value 12/31/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$42,857	$120,645	$21,449	$(17,469)	$123,536	$960	$(1,285)
Developing Local Markets Fund	112,336	86,189	37,095	(29,668)	125,684	7,419	(5,858)
Diversified Income Fund	62,126	11,997	23,431	(10,559)	40,372	3,666	(881)
Emerging Local Bond Fund	94,644	100,515	14,382	(26,487)	154,229	8,541	(1,566)
Emerging Markets Bond Fund	62,745	85,201	13,874	(21,965)	111,756	6,957	(1,557)
EM Fundamental IndexPLUSTM TR Strategy Fund	0	1,076	0	49	1,125	76	0
Floating Income Fund	291,968	95,482	305,267	(13,337)	55,995	6,962	(24,940)
Foreign Bond Fund (Unhedged)	23,133	771	24,773	(7)	45	143	917
Fundamental Advantage Total Return Strategy Fund	0	80,030	48,051	(5,602)	17,998	84	(8,378)
Fundamental IndexPLUSTM Fund	35,297	3,129	12,820	(12,192)	13,494	208	(2,018)
Fundamental IndexPLUSTM TR Fund	40,786	48,682	24,108	(14,212)	43,478	361	(8,498)
Global Bond Fund (Unhedged)	16,512	1,133	18,065	(1)	7	66	117
GNMA Fund	13,116	245	13,407	0	0	248	247
High Yield Fund	55,927	53,119	25,819	(10,736)	69,430	3,700	(2,454)
Income Fund	20,537	24,978	6,175	(4,142)	34,734	2,431	(244)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,123	69	2,968	(1,725)	2,208	47	(466)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	40,628	28,994	20,658	(15,138)	31,963	20	(1,676)
Investment Grade Corporate Bond Fund	0	177,028	14,346	439	162,684	3,337	(437)
Long Duration Total Return Fund	0	43,423	30,777	756	12,314	1,287	(1,089)
Long-Term U.S. Government Fund	24,816	43,729	68,265	0	0	584	1,716
Low Duration Fund	105,699	19,333	125,673	0	2	1,223	749
Mortgage-Backed Securities Fund	21,298	304	21,702	0	0	342	482
Real Return Asset Fund	130,807	393,523	69,293	(44,515)	395,273	32,702	(6,309)
Real Return Fund	82,069	179,665	238,059	(94)	1,231	6,086	(20,594)
RealEstateRealReturn Strategy Fund	10,339	136,523	37,718	(16,398)	62,488	0	(31,667)
Short-Term Fund	12,373	41,736	53,395	0	2	432	(769)
Small Cap StocksPLUS® TR Fund	1,817	113,260	33,452	(2,180)	67,533	242	(12,064)
StocksPLUS® Fund	1,290	0	1,161	0	0	0	(75)
StocksPLUS® Total Return Fund	6,236	1,299	2,350	(2,447)	2,816	269	(383)
Total Return Fund	57,550	74,389	127,054	0	0	3,787	(4,406)
CommodityRealReturn Strategy Fund®	48,362	37,281	10,380	(25,641)	43,301	8,705	954
Totals	$1,422,391	$2,003,748	$1,445,967	$(273,271)	$1,573,698	$100,885	$(132,432)

12	PIMCO Variable Insurance Trust

December 31, 2008

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,003,748	$1,445,967

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	64	$706	32	$378
Administrative Class	9,274	104,348	4,334	51,678
Advisor Class	55,111	618,789	60,885	723,809
Class M	2,996	33,776	667	7,920
Issued as reinvestment of distributions
Institutional Class	4	40	2	25
Administrative Class	1,340	13,532	1,616	18,965
Advisor Class	9,040	89,461	5,992	70,381
Class M	285	2,842	268	3,147
Cost of shares redeemed
Institutional Class	(29)	(339)	(8)	(102)
Administrative Class	(14,108)	(149,388)	(5,633)	(66,423)
Advisor Class	(12,344)	(137,555)	(14,045)	(167,189)
Class M	(2,449)	(25,189)	(2,032)	(24,028)
Net increase resulting from Portfolio share transactions	49,184	$551,023	52,078	$618,561

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	3	86	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s

parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$ 0	$ 0	$ (347,171)	$ 0	$ (46,106)	$ 0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

14	PIMCO Variable Insurance Trust

December 31, 2008

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$46,106	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 1,920,869	$ 1,245	$ (348,416)	$ (347,171)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2008	$ 91,592	$ 4,218	$ 10,065
12/31/2007	92,518	0	0

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

Annual Report	December 31, 2008	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

16	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

All Asset Portfolio	0.31%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.58%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	21

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

22	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	23

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Glossary	17
Federal Income Tax Information	18
Privacy Policy	19
Management of the Trust	20
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	22

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040 and RealRetirement™ 2050 Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, subsidiary risk, municipal project-specific risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2008

`

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

PIMCO Funds Allocation‡

Real Return Asset Fund	25.1%
Investment Grade Corporate Bond Fund	10.3%
Emerging Local Bond Fund	9.8%
Developing Local Markets Fund	8.0%
Convertible Fund	7.9%
Emerging Markets Bond Fund	7.1%
Other	31.8%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (01/31/06)
PIMCO All Asset Portfolio Institutional Class	-15.70%	-1.81%
Barclays Capital U.S. TIPS: 1-10 Year Index±	-2.43%	3.44%
Consumer Price Index + 500 Basis Points±±	5.21%	7.24%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying Funds, as supplemented to date, is 1.115% for Institutional Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$844.36	$1,023.08
Expenses Paid During Periodà	$1.90	$2.08

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.405%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund expenses attributable to Advisory, Supervisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.405% for the Institutional Class reflects net annualized expenses after application of an expense waiver of 0.02%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement Funds.

»	A modest allocation to the PIMCO Long Duration Total Return Fund in the second half of the year benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»	An allocation to corporate bonds, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»

Exposure to emerging markets currencies and locally-issued emerging markets bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, detracted from performance as both Funds underperformed the Portfolio’s benchmark.

»	Exposure to emerging markets bonds, through the PIMCO Emerging Markets Bond Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

»	Commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as the Fund underperformed.

»

Exposure to equity strategies, primarily through the PIMCO Fundamental IndexPLUS™ TR Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as both U.S. and international equities declined more than the Portfolio’s benchmark.

»	An allocation to Real Estate Investment Trusts (“REITs”), through the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008		12/31/2007		01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$11.74		$11.68		$11.93
Net investment income (a)	0.76		0.98		1.17
Net realized/unrealized (loss) on investments	(2.56)		(0.02)		(0.74)
Total income (loss) from investment operations	(1.80)		0.96		0.43
Dividends from net investment income	(0.61)		(0.90)		(0.65)
Distributions from net realized capital gains	(0.03)		0.00		(0.03)
Tax basis return of capital	(0.07)		0.00		0.00
Total distributions	(0.71)		(0.90)		(0.68)
Net asset value end of year or period	$9.23		$11.74		$11.68
Total return	(15.70)%		8.43%		3.73%
Net assets end of year or period (000s)	$653		$373		$74
Ratio of expenses to average net assets (b)	0.405	%(d)	0.405	%(d)	0.425	%*(c)
Ratio of expenses to average net assets excluding interest expense (b)	0.405	%(d)	0.405	%(d)	0.425	%*(c)
Ratio of net investment income to average net assets	7.08%		8.05%		10.65	%*
Portfolio turnover rate	91%		101%		66%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.
(c)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.425%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments in Affiliates, at value	$1,573,698
Cash	1,377
Receivable for investments in Affiliates sold	3,934
Receivable for Portfolio shares sold	752
Interest and dividends receivable from Affiliates	3,917
Manager reimbursement receivable	36
1,583,714

Liabilities:
Payable for investments in Affiliates purchased	$10,521
Payable for Portfolio shares redeemed	428
Accrued investment advisory fee	222
Accrued administrative fee	317
Accrued distribution fee	259
Accrued servicing fee	18
11,765

Net Assets	$1,571,949

Net Assets Consist of:
Paid in capital	$1,965,226
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(120,006)
Net unrealized (depreciation)	(273,271)
$1,571,949

Net Assets:
Institutional Class	$653
Administrative Class	168,540
Advisor Class	1,361,792
Class M	40,964

Shares Issued and Outstanding:
Institutional Class	71
Administrative Class	18,321
Advisor Class	147,549
Class M	4,436

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.23
Administrative Class	9.20
Advisor Class	9.23
Class M	9.23

Cost of Investments in Affiliates Owned	$1,846,969

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$56
Dividends from Affiliate investments	100,885
Total Income	100,941

Expenses:
Investment advisory fees	2,766
Administrative fees	3,951
Servicing fees – Administrative Class	350
Distribution and/or servicing fees – Advisor Class	3,247
Distribution and/or servicing fees – Class M	216
Interest expense	21
Total Expenses	10,551
Reimbursement by Manager	(211)
Net Expenses	10,340

Net Investment Income	90,601

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(132,432)
Net capital gain distributions received from Affiliate investments	19,987
Net change in unrealized (depreciation) on Affiliate investments	(274,042)
Net (Loss)	(386,487)

Net (Decrease) in Net Assets Resulting from Operations	$(295,886)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$90,601	$85,488
Net realized gain (loss) on Affiliate investments	(132,432)	1,642
Net capital gain distributions received from Underlying Funds	19,987	2,151
Net change in unrealized (depreciation) on Affiliate investments	(274,042)	(213)
Net increase (decrease) resulting from operations	(295,886)	89,068

Distributions to Shareholders:
From net investment income
Institutional Class	(35)	(25)
Administrative Class	(11,494)	(18,965)
Advisor Class	(76,721)	(70,381)
Class M	(2,392)	(3,147)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(553)	0
Advisor Class	(4,469)	0
Class M	(144)	0
Tax basis return of capital
Institutional Class	(3)	0
Administrative Class	(1,485)	0
Advisor Class	(8,271)	0
Class M	(306)	0

Total Distributions	(105,875)	(92,518)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	706	378
Administrative Class	104,348	51,678
Advisor Class	618,789	723,809
Class M	33,776	7,920
Issued as reinvestment of distributions
Institutional Class	40	25
Administrative Class	13,532	18,965
Advisor Class	89,461	70,381
Class M	2,842	3,147
Cost of shares redeemed
Institutional Class	(339)	(102)
Administrative Class	(149,388)	(66,423)
Advisor Class	(137,555)	(167,189)
Class M	(25,189)	(24,028)
Net increase resulting from Portfolio share transactions	551,023	618,561

Total Increase in Net Assets	149,262	615,111

Net Assets:
Beginning of year	1,422,687	807,576
End of year*	$1,571,949	$1,422,687

*Including undistributed net investment income of:	$0	$45

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2008

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	6,776,430	$43,301
Convertible Fund	13,880,485	123,536
Developing Local Markets Fund	14,856,320	125,684
Diversified Income Fund	4,688,968	40,372
Emerging Local Bond Fund	18,762,609	154,229
Emerging Markets Bond Fund	13,194,373	111,756
EM Fundamental IndexPLUS™ TR Strategy Fund	107,290	1,125
Floating Income Fund	8,022,163	55,995
Foreign Bond Fund (Unhedged)	5,288	45
Fundamental Advantage Total Return Strategy Fund	3,938,376	17,998
Fundamental IndexPLUS™ Fund	2,371,554	13,494
Fundamental IndexPLUS™ TR Fund	7,681,644	43,478
Global Bond Fund (Unhedged)	797	7
High Yield Fund	10,378,128	69,430
Income Fund	3,898,292	34,734
International StocksPLUS® TR Strategy Fund (Unhedged)	388,757	2,208
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,439,276	31,963
Investment Grade Corporate Bond Fund	16,139,250	162,684
Long Duration Total Return Fund	1,127,610	12,314
Low Duration Fund	249	2
Real Return Asset Fund	40,333,951	395,273
Real Return Fund	130,216	1,231
RealEstateRealReturn Strategy Fund	21,039,718	62,488
Short-Term Fund	181	2
Small Cap StocksPLUS® TR Fund	9,916,761	67,533
StocksPLUS® Total Return Fund	492,254	2,816

Total PIMCO Funds (Cost $1,846,969)		1,573,698

Total Investments 100.1% (Cost $1,846,969)		$1,573,698

Other Assets and Liabilities (Net) (0.1%)		(1,749)

Net Assets 100.0%		$1,571,949

Notes to Schedule of Investments:

(a)	The All Asset Portfolio is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$1,573,698	$0	$0	$1,573,698
Other Financial Instruments ++	0	0	0	0

Total	$1,573,698	$0	$0	$1,573,698

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

10	PIMCO Variable Insurance Trust

December 31, 2008

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P.

(“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	December 31, 2008	11

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets. PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2008, the amount was $211,139. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2008 (amounts in thousands):

Underlying Funds	Market Value 12/31/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$42,857	$120,645	$21,449	$(17,469)	$123,536	$960	$(1,285)
Developing Local Markets Fund	112,336	86,189	37,095	(29,668)	125,684	7,419	(5,858)
Diversified Income Fund	62,126	11,997	23,431	(10,559)	40,372	3,666	(881)
Emerging Local Bond Fund	94,644	100,515	14,382	(26,487)	154,229	8,541	(1,566)
Emerging Markets Bond Fund	62,745	85,201	13,874	(21,965)	111,756	6,957	(1,557)
EM Fundamental IndexPLUSTM TR Strategy Fund	0	1,076	0	49	1,125	76	0
Floating Income Fund	291,968	95,482	305,267	(13,337)	55,995	6,962	(24,940)
Foreign Bond Fund (Unhedged)	23,133	771	24,773	(7)	45	143	917
Fundamental Advantage Total Return Strategy Fund	0	80,030	48,051	(5,602)	17,998	84	(8,378)
Fundamental IndexPLUSTM Fund	35,297	3,129	12,820	(12,192)	13,494	208	(2,018)
Fundamental IndexPLUSTM TR Fund	40,786	48,682	24,108	(14,212)	43,478	361	(8,498)
Global Bond Fund (Unhedged)	16,512	1,133	18,065	(1)	7	66	117
GNMA Fund	13,116	245	13,407	0	0	248	247
High Yield Fund	55,927	53,119	25,819	(10,736)	69,430	3,700	(2,454)
Income Fund	20,537	24,978	6,175	(4,142)	34,734	2,431	(244)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,123	69	2,968	(1,725)	2,208	47	(466)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	40,628	28,994	20,658	(15,138)	31,963	20	(1,676)
Investment Grade Corporate Bond Fund	0	177,028	14,346	439	162,684	3,337	(437)
Long Duration Total Return Fund	0	43,423	30,777	756	12,314	1,287	(1,089)
Long-Term U.S. Government Fund	24,816	43,729	68,265	0	0	584	1,716
Low Duration Fund	105,699	19,333	125,673	0	2	1,223	749
Mortgage-Backed Securities Fund	21,298	304	21,702	0	0	342	482
Real Return Asset Fund	130,807	393,523	69,293	(44,515)	395,273	32,702	(6,309)
Real Return Fund	82,069	179,665	238,059	(94)	1,231	6,086	(20,594)
RealEstateRealReturn Strategy Fund	10,339	136,523	37,718	(16,398)	62,488	0	(31,667)
Short-Term Fund	12,373	41,736	53,395	0	2	432	(769)
Small Cap StocksPLUS® TR Fund	1,817	113,260	33,452	(2,180)	67,533	242	(12,064)
StocksPLUS® Fund	1,290	0	1,161	0	0	0	(75)
StocksPLUS® Total Return Fund	6,236	1,299	2,350	(2,447)	2,816	269	(383)
Total Return Fund	57,550	74,389	127,054	0	0	3,787	(4,406)
CommodityRealReturn Strategy Fund®	48,362	37,281	10,380	(25,641)	43,301	8,705	954
Totals	$1,422,391	$2,003,748	$1,445,967	$(273,271)	$1,573,698	$100,885	$(132,432)

12	PIMCO Variable Insurance Trust

December 31, 2008

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,003,748	$1,445,967

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	64	$706	32	$378
Administrative Class	9,274	104,348	4,334	51,678
Advisor Class	55,111	618,789	60,885	723,809
Class M	2,996	33,776	667	7,920
Issued as reinvestment of distributions
Institutional Class	4	40	2	25
Administrative Class	1,340	13,532	1,616	18,965
Advisor Class	9,040	89,461	5,992	70,381
Class M	285	2,842	268	3,147
Cost of shares redeemed
Institutional Class	(29)	(339)	(8)	(102)
Administrative Class	(14,108)	(149,388)	(5,633)	(66,423)
Advisor Class	(12,344)	(137,555)	(14,045)	(167,189)
Class M	(2,449)	(25,189)	(2,032)	(24,028)
Net increase resulting from Portfolio share transactions	49,184	$551,023	52,078	$618,561

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	3	86	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s

parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$0	$0	$(347,171)	$0	$(46,106)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

14	PIMCO Variable Insurance Trust

December 31, 2008

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$46,106	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,920,869	$1,245	$(348,416)	$(347,171)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2008	$91,592	$4,218	$10,065
12/31/2007	92,518	0	0

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

Annual Report	December 31, 2008	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

16	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

All Asset Portfolio	0.31%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.58%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	21

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

22	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	23

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Glossary	17
Federal Income Tax Information	18
Privacy Policy	19
Management of the Trust	20
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	22

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040 and RealRetirement™ 2050 Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, subsidiary risk, municipal project-specific risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

PIMCO Funds Allocation‡

Real Return Asset Fund	25.1%
Investment Grade Corporate Bond Fund	10.3%
Emerging Local Bond Fund	9.8%
Developing Local Markets Fund	8.0%
Convertible Fund	7.9%
Emerging Markets Bond Fund	7.1%
Other	31.8%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (04/30/04)
PIMCO All Asset Portfolio Advisor Class	-15.91%	2.88%
Barclays Capital U.S. TIPS: 1-10 Year Index±	-2.43%	3.88%
Consumer Price Index + 500 Basis Points±±	5.21%	7.65%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying Funds, as supplemented to date, is 1.365% for Advisor Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$843.20	$1,021.82
Expenses Paid During Periodà	$3.06	$3.35

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.655%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund expenses attributable to Advisory and Supervisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.655% for the Advisor Class reflects net annualized expenses after application of an expense waiver of 0.02%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement Funds.

»	A modest allocation to the PIMCO Long Duration Total Return Fund in the second half of the year benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»	An allocation to corporate bonds, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»

Exposure to emerging markets currencies and locally-issued emerging markets bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, detracted from performance as both Funds underperformed the Portfolio’s benchmark.

»	Exposure to emerging markets bonds, through the PIMCO Emerging Markets Bond Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

»	Commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as the Fund underperformed.

»

Exposure to equity strategies, primarily through the PIMCO Fundamental IndexPLUS™ TR Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as both U.S. and international equities declined more than the Portfolio’s benchmark.

»	An allocation to Real Estate Investment Trusts (“REITs”), through the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008		12/31/2007		12/31/2006		12/31/2005	04/30/2004-12/31/2004

Advisor Class
Net asset value beginning of year or period	$11.74		$11.68		$11.82		$11.64	$10.59
Net investment income (a)	0.64		0.96		1.05		1.63	0.52
Net realized/unrealized gain (loss) on investments	(2.47)		(0.02)		(0.53)		(0.93)	0.87
Total income (loss) from investment operations	(1.83)		0.94		0.52		0.70	1.39
Dividends from net investment income	(0.58)		(0.88)		(0.63)		(0.48)	(0.33)
Distributions from net realized capital gains	(0.03)		0.00		(0.03)		(0.04)	(0.01)
Tax basis return of capital	(0.07)		0.00		0.00		0.00	0.00
Total distributions	(0.68)		(0.88)		(0.66)		(0.52)	(0.34)
Net asset value end of year or period	$9.23		$11.74		$11.68		$11.82	$11.64
Total return	(15.91)%		8.19%		4.56%		6.03%	13.18%
Net assets end of year or period (000s)	$1,361,792		$1,124,287		$501,498		$7,461	$11
Ratio of expenses to average net assets (b)	0.655	%(e)	0.655	%(e)	0.685	%(d)	0.70%	0.67	%*(c)
Ratio of expenses to average net assets excluding interest expense (b)	0.655	%(e)	0.655	%(e)	0.685	%(d)	0.70%	0.67	%*(c)
Ratio of net investment income to average net assets	5.87%		7.90%		8.84%		13.67%	6.96	%*
Portfolio turnover rate	91%		101%		66%		75%	93%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.
(d)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.675%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments in Affiliates, at value	$1,573,698
Cash	1,377
Receivable for investments in Affiliates sold	3,934
Receivable for Portfolio shares sold	752
Interest and dividends receivable from Affiliates	3,917
Manager reimbursement receivable	36
1,583,714

Liabilities:
Payable for investments in Affiliates purchased	$10,521
Payable for Portfolio shares redeemed	428
Accrued investment advisory fee	222
Accrued administrative fee	317
Accrued distribution fee	259
Accrued servicing fee	18
11,765

Net Assets	$1,571,949

Net Assets Consist of:
Paid in capital	$1,965,226
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(120,006)
Net unrealized (depreciation)	(273,271)
$1,571,949

Net Assets:
Institutional Class	$653
Administrative Class	168,540
Advisor Class	1,361,792
Class M	40,964

Shares Issued and Outstanding:
Institutional Class	71
Administrative Class	18,321
Advisor Class	147,549
Class M	4,436

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.23
Administrative Class	9.20
Advisor Class	9.23
Class M	9.23

Cost of Investments in Affiliates Owned	$1,846,969

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$56
Dividends from Affiliate investments	100,885
Total Income	100,941

Expenses:
Investment advisory fees	2,766
Administrative fees	3,951
Servicing fees – Administrative Class	350
Distribution and/or servicing fees – Advisor Class	3,247
Distribution and/or servicing fees – Class M	216
Interest expense	21
Total Expenses	10,551
Reimbursement by Manager	(211)
Net Expenses	10,340

Net Investment Income	90,601

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(132,432)
Net capital gain distributions received from Affiliate investments	19,987
Net change in unrealized (depreciation) on Affiliate investments	(274,042)
Net (Loss)	(386,487)

Net (Decrease) in Net Assets Resulting from Operations	$(295,886)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$90,601	$85,488
Net realized gain (loss) on Affiliate investments	(132,432)	1,642
Net capital gain distributions received from Underlying Funds	19,987	2,151
Net change in unrealized (depreciation) on Affiliate investments	(274,042)	(213)
Net increase (decrease) resulting from operations	(295,886)	89,068

Distributions to Shareholders:
From net investment income
Institutional Class	(35)	(25)
Administrative Class	(11,494)	(18,965)
Advisor Class	(76,721)	(70,381)
Class M	(2,392)	(3,147)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(553)	0
Advisor Class	(4,469)	0
Class M	(144)	0
Tax basis return of capital
Institutional Class	(3)	0
Administrative Class	(1,485)	0
Advisor Class	(8,271)	0
Class M	(306)	0

Total Distributions	(105,875)	(92,518)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	706	378
Administrative Class	104,348	51,678
Advisor Class	618,789	723,809
Class M	33,776	7,920
Issued as reinvestment of distributions
Institutional Class	40	25
Administrative Class	13,532	18,965
Advisor Class	89,461	70,381
Class M	2,842	3,147
Cost of shares redeemed
Institutional Class	(339)	(102)
Administrative Class	(149,388)	(66,423)
Advisor Class	(137,555)	(167,189)
Class M	(25,189)	(24,028)
Net increase resulting from Portfolio share transactions	551,023	618,561

Total Increase in Net Assets	149,262	615,111

Net Assets:
Beginning of year	1,422,687	807,576
End of year*	$1,571,949	$1,422,687

*Including undistributed net investment income of:	$0	$45

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2008

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	6,776,430	$43,301
Convertible Fund	13,880,485	123,536
Developing Local Markets Fund	14,856,320	125,684
Diversified Income Fund	4,688,968	40,372
Emerging Local Bond Fund	18,762,609	154,229
Emerging Markets Bond Fund	13,194,373	111,756
EM Fundamental IndexPLUS™ TR Strategy Fund	107,290	1,125
Floating Income Fund	8,022,163	55,995
Foreign Bond Fund (Unhedged)	5,288	45
Fundamental Advantage Total Return Strategy Fund	3,938,376	17,998
Fundamental IndexPLUS™ Fund	2,371,554	13,494
Fundamental IndexPLUS™ TR Fund	7,681,644	43,478
Global Bond Fund (Unhedged)	797	7
High Yield Fund	10,378,128	69,430
Income Fund	3,898,292	34,734
International StocksPLUS® TR Strategy Fund (Unhedged)	388,757	2,208
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,439,276	31,963
Investment Grade Corporate Bond Fund	16,139,250	162,684
Long Duration Total Return Fund	1,127,610	12,314
Low Duration Fund	249	2
Real Return Asset Fund	40,333,951	395,273
Real Return Fund	130,216	1,231
RealEstateRealReturn Strategy Fund	21,039,718	62,488
Short-Term Fund	181	2
Small Cap StocksPLUS® TR Fund	9,916,761	67,533
StocksPLUS® Total Return Fund	492,254	2,816

Total PIMCO Funds (Cost $1,846,969)		1,573,698

Total Investments 100.1% (Cost $1,846,969)		$1,573,698

Other Assets and Liabilities (Net) (0.1%)		(1,749)

Net Assets 100.0%		$1,571,949

Notes to Schedule of Investments:

(a)	The All Asset Portfolio is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$1,573,698	$0	$0	$1,573,698
Other Financial Instruments ++	0	0	0	0

Total	$1,573,698	$0	$0	$1,573,698

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

10	PIMCO Variable Insurance Trust

December 31, 2008

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P.

(“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	December 31, 2008	11

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets. PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2008, the amount was $211,139. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2008 (amounts in thousands):

Underlying Funds	Market Value 12/31/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$42,857	$120,645	$21,449	$(17,469)	$123,536	$960	$(1,285)
Developing Local Markets Fund	112,336	86,189	37,095	(29,668)	125,684	7,419	(5,858)
Diversified Income Fund	62,126	11,997	23,431	(10,559)	40,372	3,666	(881)
Emerging Local Bond Fund	94,644	100,515	14,382	(26,487)	154,229	8,541	(1,566)
Emerging Markets Bond Fund	62,745	85,201	13,874	(21,965)	111,756	6,957	(1,557)
EM Fundamental IndexPLUSTM TR Strategy Fund	0	1,076	0	49	1,125	76	0
Floating Income Fund	291,968	95,482	305,267	(13,337)	55,995	6,962	(24,940)
Foreign Bond Fund (Unhedged)	23,133	771	24,773	(7)	45	143	917
Fundamental Advantage Total Return Strategy Fund	0	80,030	48,051	(5,602)	17,998	84	(8,378)
Fundamental IndexPLUSTM Fund	35,297	3,129	12,820	(12,192)	13,494	208	(2,018)
Fundamental IndexPLUSTM TR Fund	40,786	48,682	24,108	(14,212)	43,478	361	(8,498)
Global Bond Fund (Unhedged)	16,512	1,133	18,065	(1)	7	66	117
GNMA Fund	13,116	245	13,407	0	0	248	247
High Yield Fund	55,927	53,119	25,819	(10,736)	69,430	3,700	(2,454)
Income Fund	20,537	24,978	6,175	(4,142)	34,734	2,431	(244)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,123	69	2,968	(1,725)	2,208	47	(466)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	40,628	28,994	20,658	(15,138)	31,963	20	(1,676)
Investment Grade Corporate Bond Fund	0	177,028	14,346	439	162,684	3,337	(437)
Long Duration Total Return Fund	0	43,423	30,777	756	12,314	1,287	(1,089)
Long-Term U.S. Government Fund	24,816	43,729	68,265	0	0	584	1,716
Low Duration Fund	105,699	19,333	125,673	0	2	1,223	749
Mortgage-Backed Securities Fund	21,298	304	21,702	0	0	342	482
Real Return Asset Fund	130,807	393,523	69,293	(44,515)	395,273	32,702	(6,309)
Real Return Fund	82,069	179,665	238,059	(94)	1,231	6,086	(20,594)
RealEstateRealReturn Strategy Fund	10,339	136,523	37,718	(16,398)	62,488	0	(31,667)
Short-Term Fund	12,373	41,736	53,395	0	2	432	(769)
Small Cap StocksPLUS® TR Fund	1,817	113,260	33,452	(2,180)	67,533	242	(12,064)
StocksPLUS® Fund	1,290	0	1,161	0	0	0	(75)
StocksPLUS® Total Return Fund	6,236	1,299	2,350	(2,447)	2,816	269	(383)
Total Return Fund	57,550	74,389	127,054	0	0	3,787	(4,406)
CommodityRealReturn Strategy Fund®	48,362	37,281	10,380	(25,641)	43,301	8,705	954
Totals	$1,422,391	$2,003,748	$1,445,967	$(273,271)	$1,573,698	$100,885	$(132,432)

12	PIMCO Variable Insurance Trust

December 31, 2008

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,003,748	$1,445,967

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	64	$706	32	$378
Administrative Class	9,274	104,348	4,334	51,678
Advisor Class	55,111	618,789	60,885	723,809
Class M	2,996	33,776	667	7,920
Issued as reinvestment of distributions
Institutional Class	4	40	2	25
Administrative Class	1,340	13,532	1,616	18,965
Advisor Class	9,040	89,461	5,992	70,381
Class M	285	2,842	268	3,147
Cost of shares redeemed
Institutional Class	(29)	(339)	(8)	(102)
Administrative Class	(14,108)	(149,388)	(5,633)	(66,423)
Advisor Class	(12,344)	(137,555)	(14,045)	(167,189)
Class M	(2,449)	(25,189)	(2,032)	(24,028)
Net increase resulting from Portfolio share transactions	49,184	$551,023	52,078	$618,561

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	3	86	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s

parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$0	$0	$(347,171)	$0	$(46,106)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

14	PIMCO Variable Insurance Trust

December 31, 2008

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$46,106	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,920,869	$1,245	$(348,416)	$(347,171)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2008	$91,592	$4,218	$10,065
12/31/2007	92,518	0	0

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

Annual Report	December 31, 2008	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

16	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

All Asset Portfolio	0.31%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.58%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	21

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

22	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	23

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class M	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Glossary	17
Federal Income Tax Information	18
Privacy Policy	19
Management of the Trust	20
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	22

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement™ 2010, RealRetirement™ 2020, RealRetirement™ 2030, RealRetirement™ 2040 and RealRetirement™ 2050 Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, tax risk, subsidiary risk, municipal project-specific risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Class M.

PIMCO Funds Allocation‡

Real Return Asset Fund	25.1%
Investment Grade Corporate Bond Fund	10.3%
Emerging Local Bond Fund	9.8%
Developing Local Markets Fund	8.0%
Convertible Fund	7.9%
Emerging Markets Bond Fund	7.1%
Other	31.8%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (04/30/04)
PIMCO All Asset Portfolio Class M	-16.17%	2.64%
Barclays Capital U.S. TIPS: 1-10 Year Index±	-2.43%	3.88%
Consumer Price Index + 500 Basis Points±±	5.21%	7.65%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying Funds, as supplemented to date, is 1.565% for Class M shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$842.16	$1,020.81
Expenses Paid During Period à	$3.98	$4.37

à Expenses are equal to the Portfolio’s Class M net annualized expense ratio of 0.855%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund expenses attributable to Advisory and Supervisory and Administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.855% for the Class M reflects net annualized expenses after application of an expense waiver of 0.02%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and PIMCO RealRetirement Funds.

»	A modest allocation to the PIMCO Long Duration Total Return Fund in the second half of the year benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»	An allocation to corporate bonds, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Fund outperformed the Portfolio’s benchmark during the period.

»

Exposure to emerging markets currencies and locally-issued emerging markets bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, detracted from performance as both Funds underperformed the Portfolio’s benchmark.

»	Exposure to emerging markets bonds, through the PIMCO Emerging Markets Bond Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

»	Commodities exposure, through the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as the Fund underperformed.

»

Exposure to equity strategies, primarily through the PIMCO Fundamental IndexPLUS™ TR Fund and PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), detracted from performance as both U.S. and international equities declined more than the Portfolio’s benchmark.

»	An allocation to Real Estate Investment Trusts (“REITs”), through the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as the Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008		12/31/2007		12/31/2006		12/31/2005		04/30/2004-12/31/2004

Class M
Net asset value beginning of year or period	$11.75		$11.68		$11.80		$11.60		$10.59
Net investment income (a)	0.57		0.78		0.57		0.85		0.96
Net realized/unrealized gain (loss) on investments	(2.43)		0.13		(0.07)		(0.16)		0.39
Total income (loss) from investment operations	(1.86)		0.91		0.50		0.69		1.35
Dividends from net investment income	(0.56)		(0.84)		(0.59)		(0.45)		(0.33)
Distributions from net realized capital gains	(0.03)		0.00		(0.03)		(0.04)		(0.01)
Tax basis return of capital	(0.07)		0.00		0.00		0.00		0.00
Total distributions	(0.66)		(0.84)		(0.62)		(0.49)		(0.34)
Net asset value end of year or period	$9.23		$11.75		$11.68		$11.80		$11.60
Total return	(16.17)%		8.00%		4.36%		5.94%		12.85%
Net assets end of year or period (000s)	$40,964		$42,336		$54,928		$67,365		$18,345
Ratio of expenses to average net assets (b)	0.855	%(e)	0.855	%(e)	0.885	%(d)	0.89	%(c)	0.87	%*(c)
Ratio of expenses to average net assets excluding interest expense (b)	0.855	%(e)	0.855	%(e)	0.885	%(d)	0.89	%(c)	0.87	%*(c)
Ratio of net investment income to average net assets	5.23%		6.41%		4.84%		7.16%		12.66	%*
Portfolio turnover rate	91%		101%		66%		75%		93%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.
(d)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.875%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments in Affiliates, at value	$1,573,698
Cash	1,377
Receivable for investments in Affiliates sold	3,934
Receivable for Portfolio shares sold	752
Interest and dividends receivable from Affiliates	3,917
Manager reimbursement receivable	36
1,583,714

Liabilities:
Payable for investments in Affiliates purchased	$10,521
Payable for Portfolio shares redeemed	428
Accrued investment advisory fee	222
Accrued administrative fee	317
Accrued distribution fee	259
Accrued servicing fee	18
11,765

Net Assets	$1,571,949

Net Assets Consist of:
Paid in capital	$1,965,226
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(120,006)
Net unrealized (depreciation)	(273,271)
$1,571,949

Net Assets:
Institutional Class	$653
Administrative Class	168,540
Advisor Class	1,361,792
Class M	40,964

Shares Issued and Outstanding:
Institutional Class	71
Administrative Class	18,321
Advisor Class	147,549
Class M	4,436

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.23
Administrative Class	9.20
Advisor Class	9.23
Class M	9.23

Cost of Investments in Affiliates Owned	$1,846,969

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$56
Dividends from Affiliate investments	100,885
Total Income	100,941

Expenses:
Investment advisory fees	2,766
Administrative fees	3,951
Servicing fees – Administrative Class	350
Distribution and/or servicing fees – Advisor Class	3,247
Distribution and/or servicing fees – Class M	216
Interest expense	21
Total Expenses	10,551
Reimbursement by Manager	(211)
Net Expenses	10,340

Net Investment Income	90,601

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(132,432)
Net capital gain distributions received from Affiliate investments	19,987
Net change in unrealized (depreciation) on Affiliate investments	(274,042)
Net (Loss)	(386,487)

Net (Decrease) in Net Assets Resulting from Operations	$(295,886)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$90,601	$85,488
Net realized gain (loss) on Affiliate investments	(132,432)	1,642
Net capital gain distributions received from Underlying Funds	19,987	2,151
Net change in unrealized (depreciation) on Affiliate investments	(274,042)	(213)
Net increase (decrease) resulting from operations	(295,886)	89,068

Distributions to Shareholders:
From net investment income
Institutional Class	(35)	(25)
Administrative Class	(11,494)	(18,965)
Advisor Class	(76,721)	(70,381)
Class M	(2,392)	(3,147)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(553)	0
Advisor Class	(4,469)	0
Class M	(144)	0
Tax basis return of capital
Institutional Class	(3)	0
Administrative Class	(1,485)	0
Advisor Class	(8,271)	0
Class M	(306)	0

Total Distributions	(105,875)	(92,518)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	706	378
Administrative Class	104,348	51,678
Advisor Class	618,789	723,809
Class M	33,776	7,920
Issued as reinvestment of distributions
Institutional Class	40	25
Administrative Class	13,532	18,965
Advisor Class	89,461	70,381
Class M	2,842	3,147
Cost of shares redeemed
Institutional Class	(339)	(102)
Administrative Class	(149,388)	(66,423)
Advisor Class	(137,555)	(167,189)
Class M	(25,189)	(24,028)
Net increase resulting from Portfolio share transactions	551,023	618,561

Total Increase in Net Assets	149,262	615,111

Net Assets:
Beginning of year	1,422,687	807,576
End of year*	$1,571,949	$1,422,687

*Including undistributed net investment income of:	$0	$45

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2008

	SHARES	VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	6,776,430	$43,301
Convertible Fund	13,880,485	123,536
Developing Local Markets Fund	14,856,320	125,684
Diversified Income Fund	4,688,968	40,372
Emerging Local Bond Fund	18,762,609	154,229
Emerging Markets Bond Fund	13,194,373	111,756
EM Fundamental IndexPLUS™ TR Strategy Fund	107,290	1,125
Floating Income Fund	8,022,163	55,995
Foreign Bond Fund (Unhedged)	5,288	45
Fundamental Advantage Total Return Strategy Fund	3,938,376	17,998
Fundamental IndexPLUS™ Fund	2,371,554	13,494
Fundamental IndexPLUS™ TR Fund	7,681,644	43,478
Global Bond Fund (Unhedged)	797	7
High Yield Fund	10,378,128	69,430
Income Fund	3,898,292	34,734
International StocksPLUS® TR Strategy Fund (Unhedged)	388,757	2,208
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,439,276	31,963
Investment Grade Corporate Bond Fund	16,139,250	162,684
Long Duration Total Return Fund	1,127,610	12,314
Low Duration Fund	249	2
Real Return Asset Fund	40,333,951	395,273
Real Return Fund	130,216	1,231
RealEstateRealReturn Strategy Fund	21,039,718	62,488
Short-Term Fund	181	2
Small Cap StocksPLUS® TR Fund	9,916,761	67,533
StocksPLUS® Total Return Fund	492,254	2,816

Total PIMCO Funds (Cost $1,846,969)		1,573,698

Total Investments 100.1% (Cost $1,846,969)		$1,573,698

Other Assets and Liabilities (Net) (0.1%)		(1,749)

Net Assets 100.0%		$1,571,949

Notes to Schedule of Investments:

(a)	The All Asset Portfolio is investing in shares of affiliated Funds.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$1,573,698	$0	$0	$1,573,698
Other Financial Instruments ++	0	0	0	0

Total	$1,573,698	$0	$0	$1,573,698

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying Funds.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

10	PIMCO Variable Insurance Trust

December 31, 2008

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P.

(“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Annual Report	December 31, 2008	11

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying Fund Expenses)  The Underlying Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio’s assets. PIMCO has contractually agreed, for the Portfolio’s current fiscal year, to reduce its advisory fee to the extent that the Acquired Fund Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2008, the amount was $211,139. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2008 (amounts in thousands):

Underlying Funds	Market Value 12/31/2007	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$42,857	$120,645	$21,449	$(17,469)	$123,536	$960	$(1,285)
Developing Local Markets Fund	112,336	86,189	37,095	(29,668)	125,684	7,419	(5,858)
Diversified Income Fund	62,126	11,997	23,431	(10,559)	40,372	3,666	(881)
Emerging Local Bond Fund	94,644	100,515	14,382	(26,487)	154,229	8,541	(1,566)
Emerging Markets Bond Fund	62,745	85,201	13,874	(21,965)	111,756	6,957	(1,557)
EM Fundamental IndexPLUSTM TR Strategy Fund	0	1,076	0	49	1,125	76	0
Floating Income Fund	291,968	95,482	305,267	(13,337)	55,995	6,962	(24,940)
Foreign Bond Fund (Unhedged)	23,133	771	24,773	(7)	45	143	917
Fundamental Advantage Total Return Strategy Fund	0	80,030	48,051	(5,602)	17,998	84	(8,378)
Fundamental IndexPLUSTM Fund	35,297	3,129	12,820	(12,192)	13,494	208	(2,018)
Fundamental IndexPLUSTM TR Fund	40,786	48,682	24,108	(14,212)	43,478	361	(8,498)
Global Bond Fund (Unhedged)	16,512	1,133	18,065	(1)	7	66	117
GNMA Fund	13,116	245	13,407	0	0	248	247
High Yield Fund	55,927	53,119	25,819	(10,736)	69,430	3,700	(2,454)
Income Fund	20,537	24,978	6,175	(4,142)	34,734	2,431	(244)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,123	69	2,968	(1,725)	2,208	47	(466)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	40,628	28,994	20,658	(15,138)	31,963	20	(1,676)
Investment Grade Corporate Bond Fund	0	177,028	14,346	439	162,684	3,337	(437)
Long Duration Total Return Fund	0	43,423	30,777	756	12,314	1,287	(1,089)
Long-Term U.S. Government Fund	24,816	43,729	68,265	0	0	584	1,716
Low Duration Fund	105,699	19,333	125,673	0	2	1,223	749
Mortgage-Backed Securities Fund	21,298	304	21,702	0	0	342	482
Real Return Asset Fund	130,807	393,523	69,293	(44,515)	395,273	32,702	(6,309)
Real Return Fund	82,069	179,665	238,059	(94)	1,231	6,086	(20,594)
RealEstateRealReturn Strategy Fund	10,339	136,523	37,718	(16,398)	62,488	0	(31,667)
Short-Term Fund	12,373	41,736	53,395	0	2	432	(769)
Small Cap StocksPLUS® TR Fund	1,817	113,260	33,452	(2,180)	67,533	242	(12,064)
StocksPLUS® Fund	1,290	0	1,161	0	0	0	(75)
StocksPLUS® Total Return Fund	6,236	1,299	2,350	(2,447)	2,816	269	(383)
Total Return Fund	57,550	74,389	127,054	0	0	3,787	(4,406)
CommodityRealReturn Strategy Fund®	48,362	37,281	10,380	(25,641)	43,301	8,705	954
Totals	$1,422,391	$2,003,748	$1,445,967	$(273,271)	$1,573,698	$100,885	$(132,432)

12	PIMCO Variable Insurance Trust

December 31, 2008

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,003,748	$1,445,967

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	64	$706	32	$378
Administrative Class	9,274	104,348	4,334	51,678
Advisor Class	55,111	618,789	60,885	723,809
Class M	2,996	33,776	667	7,920
Issued as reinvestment of distributions
Institutional Class	4	40	2	25
Administrative Class	1,340	13,532	1,616	18,965
Advisor Class	9,040	89,461	5,992	70,381
Class M	285	2,842	268	3,147
Cost of shares redeemed
Institutional Class	(29)	(339)	(8)	(102)
Administrative Class	(14,108)	(149,388)	(5,633)	(66,423)
Advisor Class	(12,344)	(137,555)	(14,045)	(167,189)
Class M	(2,449)	(25,189)	(2,032)	(24,028)
Net increase resulting from Portfolio share transactions	49,184	$551,023	52,078	$618,561

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	3	86	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s

parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$0	$0	$(347,171)	$0	$(46,106)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

14	PIMCO Variable Insurance Trust

December 31, 2008

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$46,106	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,920,869	$1,245	$(348,416)	$(347,171)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2008	$91,592	$4,218	$10,065
12/31/2007	92,518	0	0

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

Annual Report	December 31, 2008	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Class M Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class M present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Class M in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

16	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

All Asset Portfolio	0.31%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.58%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	21

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

22	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	23

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

155 North Lake Ave., Suite 900

Pasadena, CA 91101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
CommodityRealReturn® Strategy Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Consolidated Statement of Assets and Liabilities	6
Consolidated Statement of Operations	7
Consolidated Statements of Changes in Net Assets	8
Consolidated Schedule of Investments	9
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Glossary	29
Federal Income Tax Information	30
Privacy Policy	31
Management of the Trust	32
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	34

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies

2	PIMCO Variable Insurance Trust

relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	37.2%
U.S. Government Agencies	27.2%
Corporate Bonds & Notes	15.8%
Short-Term Instruments	12.4%
Asset-Backed Securities	3.7%
Other	3.7%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (06/30/04)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	-43.79%	-3.51%
Dow Jones-AIG Commodity Index Total Return±	-35.65%	-1.25%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying Funds, as supplemented to date, is 1.00% for Administrative Class shares.

± Dow Jones-AIG Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$426.48	$1,018.80
Expenses Paid During Periodà	$4.52	$6.39

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio of 1.26% for the Administrative Class reflects net annualized expenses after application of an expense waiver of 0.09%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

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The PIMCO CommodityRealReturn® Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

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Commodities declined 35.65% as measured by the Portfolio’s benchmark index, the Dow Jones-AIG Commodity Index Total Return. The energy and industrial metals sectors posted the weakest performance as all commodity sectors declined overall.

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The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from performance as U.S. TIPS underperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-AIG Commodity Index Total Return.

»	Positioning for a steeper U.S. nominal yield curve benefited performance as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	Exposure to U.S. corporate bonds in the finance sector detracted from performance as spreads over U.S. Treasuries increased.

»	Holdings of U.S. agency mortgage-backed securities detracted from performance as mortgage spreads widened.

»	Modest allocations to Japanese inflation-linked bonds (“ILBs”) versus nominal bonds detracted from performance as ILBs underperformed their nominal counterparts.

»	Holdings of non-agency mortgage-backed securities and asset-backed securities detracted from performance as their prices were marked down during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008		12/31/2007		12/31/2006	12/31/2005	06/30/2004-12/31/2004

Administrative Class
Net asset value beginning of year or period	$13.35		$11.31		$12.25	$10.49	$10.00
Net investment income (a)	0.44		0.47		0.42	0.35	0.07
Net realized/unrealized gain (loss) on investments	(6.08)		2.11		(0.80)	1.64	0.58
Total income (loss) from investment operations	(5.64)		2.58		(0.38)	1.99	0.65
Dividends from net investment income	(0.59)		(0.54)		(0.51)	(0.22)	0.00
Distributions from net realized capital gains	(0.12)		0.00		(0.05)	(0.01)	(0.16)
Total distributions	(0.71)		(0.54)		(0.56)	(0.23)	(0.16)
Net asset value end of year or period	$7.00		$13.35		$11.31	$12.25	$10.49
Total return	(43.79)%		23.24%		(3.10)%	19.08%	6.51%
Net assets end of year or period (000s)	$214,053		$287,125		$180,810	$106,943	$3,358
Ratio of expenses to average net assets	1.06	%(e)	0.93	%(c)	0.93%	0.89%	0.90	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.89	%(f)	0.87	%(d)	0.93%	0.89%	0.89	%*(b)
Ratio of net investment income to average net assets	3.33%		3.90%		3.48%	2.92%	1.36	%*
Portfolio turnover rate	1,156%		856%		993%	1,415%	700%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.58%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.00%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.94%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.15%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.98%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Consolidated Statement of Assets and Liabilities  Commodity RealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$601,196
Repurchase agreements, at value	18,200
Cash	3,313
Deposits with counterparty	4,896
Receivable for investments sold	56,942
Receivable for investments sold on a delayed-delivery basis	52,824
Receivable for Portfolio shares sold	3,935
Interest and dividends receivable	2,747
Variation margin receivable	17
Swap premiums paid	1,484
Unrealized appreciation on foreign currency contracts	258
Unrealized appreciation on swap agreements	18,433
Other assets	1,195
765,440

Liabilities:
Payable for reverse repurchase agreements	$77,645
Payable for investments purchased	98,891
Payable for investments purchased on a delayed-delivery basis	236,217
Payable for Portfolio shares redeemed	53
Payable for short sales	54,115
Overdraft due to custodian	486
Written options outstanding	1,426
Accrued investment advisory fee	113
Accrued administrative fee	56
Accrued distribution fee	8
Accrued servicing fee	28
Variation margin payable	1,038
Recoupment payable to Manager	5
Swap premiums received	4,500
Unrealized depreciation on foreign currency contracts	1,252
Unrealized depreciation on swap agreements	20,153
Other liabilities	12,910
508,896

Net Assets	$256,544

Net Assets Consist of:
Paid in capital	$272,228
(Overdistributed) net investment income	(4,244)
Accumulated undistributed net realized (loss)	(6,592)
Net unrealized (depreciation)	(4,848)
$256,544

Net Assets:
Administrative Class	$214,053
Advisor Class	42,491

Shares Issued and Outstanding:
Administrative Class	30,582
Advisor Class	6,058

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$7.00
Advisor Class	7.01

Cost of Investments Owned	$611,777
Cost of Repurchase Agreements Owned	$18,200
Cost of Foreign Currency Held	$2,144
Proceeds Received on Short Sales	$53,023
Premiums Received on Written Options	$749

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn® Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$18,189
Dividends	15
Miscellaneous income	6
Total Income	18,210

Expenses:
Investment advisory fees	2,311
Administrative fees	1,151
Servicing fees – Administrative Class	534
Distribution and/or servicing fees – Advisor Class	150
Trustees’ fees	4
Interest expense	697
Total Expenses	4,847
Reimbursement by Manager	(382)
Net Expenses	4,465

Net Investment Income	13,745

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(3,058)
Net realized (loss) on futures contracts, written options and swaps	(198,144)
Net realized (loss) on foreign currency transactions	(67)
Net change in unrealized (depreciation) on investments	(29,834)
Net change in unrealized appreciation on futures contracts, written options and swaps	5,990
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,041)
Net (Loss)	(227,154)

Net (Decrease) in Net Assets Resulting from Operations	$(213,409)

See Accompanying Notes	Annual Report	December 31, 2008	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn® Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$13,745	$9,223
Net realized gain (loss)	(201,269)	17,783
Net change in unrealized appreciation (depreciation)	(25,885)	26,346
Net increase (decrease) resulting from operations	(213,409)	53,352

Distributions to Shareholders:
From net investment income
Administrative Class	(16,564)	(10,503)
Advisor Class	(2,801)	(925)
From net realized capital gains
Administrative Class	(3,100)	0
Advisor Class	(632)	0

Total Distributions	(23,097)	(11,428)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	335,369	117,479
Advisor Class	78,588	26,846
Issued as reinvestment of distributions
Administrative Class	19,221	10,503
Advisor Class	3,433	925
Cost of shares redeemed
Administrative Class	(232,954)	(60,212)
Advisor Class	(31,586)	(3,380)
Net increase resulting from Portfolio share transactions	172,071	92,161

Total Increase (Decrease) in Net Assets	(64,435)	134,085

Net Assets:
Beginning of year	320,979	186,894
End of year*	$256,544	$320,979

*Including undistributed (overdistributed) net investment income of:	$(4,244)	$12,259

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments CommodityRealReturn® Strategy Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 38.2%

BANKING & FINANCE 29.2%

Ace INA Holdings, Inc.
5.800% due 03/15/2018	$1,000	$902

Allstate Life Global Funding II
2.822% due 05/21/2010	3,600	3,218

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,400	1,379

American Express Bank FSB
5.500% due 04/16/2013	500	474
6.000% due 09/13/2017	600	563

American Express Centurion Bank
1.275% due 07/13/2010	1,000	907
6.000% due 09/13/2017	500	469

American Express Co.
7.000% due 03/19/2018	800	810
8.150% due 03/19/2038	230	265

American Express Credit Corp.
1.961% due 03/02/2009	800	789

American International Group, Inc.
8.175% due 05/15/2058	800	312

ANZ National International Ltd.
6.200% due 07/19/2013	1,300	1,259

Atlantic & Western Re Ltd.
10.132% due 01/09/2009	300	299

Bank of America Corp.
2.299% due 02/17/2009	900	900
5.650% due 05/01/2018	2,400	2,419
8.125% due 12/29/2049	3,700	2,772

Barclays Bank PLC
5.450% due 09/12/2012	1,400	1,419
7.434% due 09/29/2049	200	101

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,500	1,561
6.950% due 08/10/2012	800	832
7.250% due 02/01/2018	1,000	1,098

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	2,000	2,060

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	48

Caterpillar Financial Services Corp.
2.216% due 06/24/2011 (f)	5,500	4,920

CIT Group, Inc.
3.615% due 01/30/2009	900	899

Citigroup Funding, Inc.
0.474% due 04/23/2009	1,000	988
3.556% due 05/07/2010 (f)	4,600	4,363

Citigroup, Inc.
1.496% due 12/28/2009	800	755
8.400% due 04/29/2049	1,600	1,058

Credit Agricole S.A.
2.181% due 05/28/2009	1,100	1,097

Credit Suisse USA, Inc.
2.298% due 11/20/2009	300	289

General Electric Capital Corp.
5.875% due 01/14/2038	1,000	982

Genworth Financial, Inc.
6.515% due 05/22/2018	1,000	347

Goldman Sachs Group, Inc.
1.766% due 06/28/2010	1,000	916
6.750% due 10/01/2037	1,600	1,303

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

HBOS PLC
6.750% due 05/21/2018	$1,000	$881

HCP, Inc.
6.700% due 01/30/2018	1,000	480

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	700	70
7.000% due 09/27/2027 (a)	100	10

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	647

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	3,000	2,676

Merna Reinsurance Ltd.
2.109% due 07/07/2010	1,000	900

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010 (f)	6,800	6,555
6.400% due 08/28/2017	500	502
6.875% due 04/25/2018	1,000	1,048

Metropolitan Life Global Funding I
5.194% due 04/13/2009	1,900	1,880

Morgan Stanley
2.498% due 02/09/2009	900	895
4.232% due 05/14/2010	4,600	4,283
4.752% due 01/18/2011	2,000	1,704
6.000% due 04/28/2015	600	518
6.625% due 04/01/2018	1,000	879

National Australia Bank Ltd.
5.350% due 06/12/2013	1,000	965

New York Life Global Funding
4.650% due 05/09/2013	1,000	967

Pacific Life Global Funding
5.150% due 04/15/2013	300	282

ProLogis
6.625% due 05/15/2018	500	239

Rabobank Nederland NV
4.772% due 01/15/2009	100	100

Residential Reinsurance 2007 Ltd.
9.452% due 06/07/2010	500	490

Royal Bank of Scotland Group PLC
2.322% due 08/21/2009	1,400	1,392

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	700	446

Simon Property Group LP
5.750% due 12/01/2015	300	196

Travelers Cos., Inc.
5.800% due 05/15/2018	1,000	965

Wachovia Bank N.A.
2.287% due 12/02/2010	400	372
3.032% due 05/14/2010	1,000	960

Wells Fargo & Co.
4.375% due 01/31/2013	400	392

Wells Fargo Capital XIII
7.700% due 12/29/2049	500	413

		74,880

INDUSTRIALS 7.2%

Alcoa, Inc.
6.000% due 07/15/2013	1,000	905
6.750% due 07/15/2018	2,000	1,639

Amgen, Inc.
6.150% due 06/01/2018	400	425

AutoZone, Inc.
5.875% due 10/15/2012	1,600	1,421

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Baxter International, Inc.
5.375% due 06/01/2018	$1,000	$1,047

Cardinal Health, Inc.
6.000% due 06/15/2017	1,500	1,370

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,157

Falconbridge Ltd.
5.375% due 06/01/2015	2,000	1,276
7.350% due 06/05/2012	400	315

Gaz Capital S.A.
8.146% due 04/11/2018	200	142

Kraft Foods, Inc.
6.000% due 02/11/2013	250	254

Mandalay Resort Group
6.500% due 07/31/2009	1,000	975

Masco Corp.
6.125% due 10/03/2016	1,000	687

Nordstrom, Inc.
6.250% due 01/15/2018	900	633

Rexam PLC
6.750% due 06/01/2013	400	354

Rockies Express Pipeline LLC
5.100% due 08/20/2009	1,200	1,201

RPM International, Inc.
6.500% due 02/15/2018	1,000	908

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,000	878

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	551

UST, Inc.
6.625% due 07/15/2012	900	846

Waste Management, Inc.
6.100% due 03/15/2018	700	607

		18,591

UTILITIES 1.8%

American Electric Power Co., Inc.
5.250% due 06/01/2015	300	277

AT&T, Inc.
2.959% due 02/05/2010	900	870

Constellation Energy Group, Inc.
4.550% due 06/15/2015	100	76
7.000% due 04/01/2012	1,400	1,276

NGPL PipeCo. LLC
6.514% due 12/15/2012	300	285

Public Service Electric & Gas Co.
5.300% due 05/01/2018	400	389

Sempra Energy
6.150% due 06/15/2018	1,000	912

Telecom Italia Capital S.A.
6.999% due 06/04/2018	500	406

		4,491

Total Corporate Bonds & Notes
(Cost $109,959)		97,962

MUNICIPAL BONDS & NOTES 0.7%

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	400	341

See Accompanying Notes	Annual Report	December 31, 2008	9

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	$200	$109

Pierce County, Washington School District No. 10 General Obligation Bonds, (FSA Insured), Series 2005
5.000% due 12/01/2023	100	102

University of New Mexico Revenue Bonds, (FSA Insured), Series 2007
5.000% due 06/01/2036	1,300	1,247

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	57

Total Municipal Bonds & Notes
(Cost $2,143)		1,856

U.S. GOVERNMENT AGENCIES 65.8%

Fannie Mae
0.821% due 05/25/2042	19	19
3.678% due 03/01/2044 - 10/01/2044	388	382
4.521% due 11/01/2034	156	154
4.665% due 05/25/2035	257	265
5.000% due 04/01/2038 - 05/01/2038	1,595	1,630
5.221% due 07/01/2035	319	325
5.350% due 11/01/2035	558	567
5.384% due 01/01/2036	435	453
5.500% due 04/01/2037 - 01/01/2039	97,577	100,066
5.500% due 08/01/2037 - 06/01/2038 (f)	6,828	7,008
5.950% due 02/25/2044	87	89
6.000% due 07/01/2037 - 01/01/2039	26,619	27,412

Freddie Mac
0.731% due 08/25/2031	4	3
1.345% due 07/15/2019 - 10/15/2020	3,367	3,267
1.425% due 02/15/2019	3,070	2,951
3.679% due 02/25/2045	198	179
4.000% due 03/15/2023 - 10/15/2023	40	40
4.376% due 01/01/2034	25	25
4.500% due 05/15/2017	48	48
5.000% due 02/15/2020	593	605
5.500% due 05/15/2016 - 11/01/2038	9,035	9,253
6.000% due 01/01/2039	2,300	2,371
6.594% due 10/01/2036	1,642	1,671
6.671% due 09/01/2036	1,459	1,482
6.720% due 07/01/2036	1,366	1,381

Ginnie Mae
6.000% due 01/15/2029 - 09/15/2038	6,942	7,177

Total U.S. Government Agencies
(Cost $166,409)		168,823

U.S. TREASURY OBLIGATIONS 89.8%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015	22,950	21,290
1.625% due 01/15/2018	10,816	10,269
1.750% due 01/15/2028	2,167	2,003
1.875% due 07/15/2013	5,823	5,484
1.875% due 07/15/2015	7,803	7,373
2.000% due 04/15/2012	738	720
2.000% due 01/15/2014	8,839	8,378
2.000% due 07/15/2014	18,169	17,188

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.000% due 01/15/2016	$27,356	$26,206
2.000% due 01/15/2026	2,917	2,748
2.375% due 04/15/2011	44,830	43,797
2.375% due 01/15/2017	16,854	16,726
2.375% due 01/15/2025	4,000	3,932
2.375% due 01/15/2027	1,396	1,404
2.500% due 07/15/2016	9,209	9,139
2.625% due 07/15/2017	11,580	11,870
3.000% due 07/15/2012 (f)	29,052	28,483
3.375% due 01/15/2012	4,026	3,984
3.625% due 04/15/2028	5,711	6,806
3.875% due 01/15/2009	1,717	1,705
3.875% due 04/15/2029	133	164

U.S. Treasury Notes
4.000% due 02/15/2015	500	520

Total U.S. Treasury Obligations
(Cost $224,917)		230,189

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Large Loan, Inc.
1.705% due 08/15/2029	1,266	893

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	120	101
4.125% due 03/25/2035	590	488
4.550% due 08/25/2035	215	177
4.853% due 01/25/2035	1,330	910

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	434	374

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	813	511

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	156	118
4.248% due 08/25/2035	205	168
4.700% due 12/25/2035	361	262
6.014% due 09/25/2037	2,592	1,379

Countrywide Alternative Loan Trust
0.702% due 12/20/2046	3,042	1,327
6.000% due 02/25/2037	727	404

Countrywide Home Loan Mortgage Pass-Through Trust
3.779% due 11/19/2033	26	22

First Horizon Alternative Mortgage Securities
4.744% due 06/25/2034	41	23

Greenpoint Mortgage Funding Trust
0.551% due 01/25/2047	648	596
0.741% due 11/25/2045	25	12

Harborview Mortgage Loan Trust
0.821% due 03/19/2036	123	52

Lehman XS Trust
0.551% due 07/25/2046	14	13

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	100	64

MLCC Mortgage Investors, Inc.
3.819% due 10/25/2035	869	664

Residential Accredit Loans, Inc.
3.616% due 09/25/2045	365	167

Structured Adjustable Rate Mortgage Loan Trust
3.453% due 01/25/2035	33	14
5.365% due 02/25/2034	58	36

Structured Asset Mortgage Investments, Inc.
0.911% due 10/19/2034	43	23

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	824	585

Total Mortgage-Backed Securities
(Cost $12,806)		9,383

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.9%
American Express Credit Account Master Trust
2.145% due 08/15/2012		$3,400	$3,245

BA Credit Card Trust
2.395% due 12/16/2013		4,300	3,828

Carrington Mortgage Loan Trust
0.791% due 10/25/2035		274	237

Citigroup Mortgage Loan Trust, Inc.
0.531% due 01/25/2037		126	120

First Franklin Mortgage Loan Asset-Backed Certificates
0.511% due 01/25/2038		350	324

Ford Credit Auto Owner Trust
2.095% due 01/15/2011		4,500	4,368

GSAMP Trust
0.541% due 12/25/2036		419	304

Morgan Stanley ABS Capital I
0.521% due 11/25/2036		492	462

Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		395	178

Nomura Asset Acceptance Corp.
0.611% due 01/25/2036		7	5

Option One Mortgage Loan Trust
0.521% due 01/25/2037		194	182

SLM Student Loan Trust
3.575% due 04/25/2019		2,200	1,720
5.035% due 04/25/2023		7,500	7,039

Specialty Underwriting & Residential Finance
0.531% due 01/25/2038		583	498

Washington Mutual Asset-Backed Certificates
0.521% due 01/25/2037		345	311

Total Asset-Backed Securities
(Cost $24,895)			22,821

FOREIGN CURRENCY-DENOMINATED ISSUES 4.3%

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	1,000	936

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	246,240	2,351
1.100% due 12/10/2016		122,520	1,175
1.200% due 06/10/2017		411,600	3,943
1.200% due 12/10/2017		215,160	2,059
1.400% due 06/10/2018		51,570	497

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	100	63

Svenska Handelsbanken AB
5.138% due 03/16/2015		100	136

Total Foreign Currency-Denominated Issues
(Cost $11,161)			11,160

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

Wachovia Corp.
7.500% due 03/16/2015		300	225

Total Convertible Preferred Stocks
(Cost $300)			225

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 29.9%

CERTIFICATES OF DEPOSIT 0.4%
Unicredito Italiano NY
1.640% due 05/18/2009		$1,000	1,000

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER 0.8%

Freddie Mac
0.120% due 01/22/2009	$2,000	$2,000

REPURCHASE AGREEMENTS 7.1%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	3,000	3,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.500% due 02/15/2018 valued at $2,988. Repurchase proceeds are $3,000.)
0.030% due 01/02/2009	15,200	15,200
(Dated 12/31/2008. Collateralized by Freddie Mac 4.125% - 4.500% due 12/21/2012 - 01/15/2013 valued at $15,466. Repurchase proceeds are $15,200.)

		18,200

U.S. CASH MANAGEMENT BILLS 2.2%
0.446% due 04/29/2009 - 05/15/2009 (b)(d)	5,720	5,687

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 19.4%
0.318% due 01/02/2009 - 06/11/2009 (b)(d)(e)	$50,200	$49,996

Total Short-Term Instruments
(Cost $77,098)		76,883

PURCHASED OPTIONS (i) 0.0%
(Cost $289)		94

Total Investments 241.4%
(Cost $629,977)		$619,396

Written Options (j) (0.6%)
(Premiums $749)		(1,426)

Other Assets and Liabilities (Net) (140.8%)		(361,426)

Net Assets 100.0%		$256,544

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $28,337 and cash of $1,750 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	Securities with an aggregate market value of $497 and cash of $100 have been pledged as collateral for delayed-delivery securities on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $48,010 at a weighted average interest rate of 2.941%. On December 31, 2008, securities valued at $82,532 were pledged as collateral for reverse repurchase agreements.
(g)	Cash of $3,046 has been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	30	$196
90-Day Euribor June Futures	Long	06/2009	74	513
90-Day Euribor September Futures	Long	09/2009	30	214
90-Day Eurodollar December Futures	Long	12/2009	144	829
90-Day Eurodollar June Futures	Long	06/2009	304	1,887
90-Day Eurodollar June Futures	Long	06/2010	4	8
90-Day Eurodollar March Futures	Long	03/2010	163	919
90-Day Eurodollar September Futures	Long	09/2009	220	1,436
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 145.000	Long	03/2009	43	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	616	2,609
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	66	539
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	16	112

				$9,261

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ace INA Holdings, Inc.	BOA	(0.500%	)	03/20/2018	1.000%	$1,000	$39	$0	$39
Alcoa, Inc.	BCLY	(1.200%	)	09/20/2013	6.624%	1,000	193	0	193
Alcoa, Inc.	DUB	(1.270%	)	09/20/2018	6.297%	2,000	562	0	562
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.783%	300	6	0	6
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	1.500%	1,600	51	0	51
AutoZone, Inc.	GSC	(0.529%	)	12/20/2012	1.500%	300	11	0	11
Baxter International, Inc.	BOA	(0.310%	)	06/20/2018	0.519%	800	14	0	14
Baxter International, Inc.	GSC	(0.340%	)	06/20/2018	0.519%	1,000	15	0	15
Bear Stearns Cos., Inc.	BNP	(0.810%	)	12/20/2017	1.113%	1,000	23	0	23
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%	500	13	0	13
Bear Stearns Cos., Inc.	DUB	(0.870%	)	03/20/2018	1.113%	1,100	21	0	21

See Accompanying Notes	Annual Report	December 31, 2008	11

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.781%	$1,500	$21	$0	$21
Computer Sciences Corp.	MSC	(1.248%	)	03/20/2018	1.000%	2,500	(50)	0	(50)
Constellation Energy Group, Inc.	JPM	(0.665%	)	06/20/2012	5.377%	1,500	206	0	206
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	4.968%	100	19	0	19
Falconbridge Ltd.	BOA	(0.910%	)	06/20/2012	7.042%	400	68	0	68
Falconbridge Ltd.	BOA	(1.100%	)	06/20/2015	5.949%	2,000	428	0	428
Genworth Financial, Inc.	BCLY	(0.960%	)	06/20/2018	23.050%	400	215	0	215
Genworth Financial, Inc.	DUB	(0.980%	)	06/20/2018	23.050%	600	323	0	323
GMAC LLC	CITI	(5.000%	)	09/20/2012	8.183%	200	19	0	19
HCP, Inc.	GSC	(2.910%	)	03/20/2018	10.315%	1,000	295	0	295
Kroger Co.	BNP	(0.360%	)	12/20/2012	0.949%	400	9	0	9
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	4.550%	1,000	125	0	125
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.795%	2,000	(5)	0	(5)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.795%	1,000	12	0	12
Masco Corp.	CITI	(1.910%	)	12/20/2016	4.240%	1,000	123	0	123
Merrill Lynch & Co., Inc.	CITI	(1.380%	)	06/20/2018	1.363%	1,000	(2)	0	(2)
MGM Mirage	GSC	(4.250%	)	07/31/2009	21.161%	1,000	83	0	83
Nordstrom, Inc.	BOA	(0.990%	)	03/20/2018	5.139%	900	204	0	204
Prologis	MSC	(1.320%	)	06/20/2018	11.553%	500	192	0	192
Rexam PLC	BCLY	(1.450%	)	06/20/2013	5.742%	400	60	0	60
RPM International, Inc.	GSC	(1.500%	)	03/20/2018	2.500%	1,000	70	0	70
Sempra Energy	DUB	(0.670%	)	06/20/2018	1.016%	1,000	27	0	27
Simon Property Group LP	RBS	(1.010%	)	12/20/2015	6.723%	300	78	0	78
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	1.870%	1,000	52	0	52
Staples, Inc.	MSC	(0.700%	)	12/20/2012	3.657%	300	30	0	30
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	6.247%	1,000	260	0	260
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	4.178%	500	81	0	81
Travelers Cos., Inc.	GSC	(0.590%	)	06/20/2018	1.020%	1,000	35	0	35
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.494%	900	5	0	5
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	1.522%	700	39	0	39

							$3,970	$0	$3,970

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	0.986%	$100	$(1)	$0	$(1)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	10.510%	100	(19)	0	(19)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	10.510%	200	(37)	0	(37)
GMAC LLC	BCLY	3.050%	09/20/2012	8.183%	100	(15)	0	(15)
GMAC LLC	BOA	7.000%	09/20/2012	8.183%	100	(3)	0	(3)
GMAC LLC	GSC	3.050%	09/20/2012	8.183%	200	(31)	0	(31)
GMAC LLC	GSC	6.310%	09/20/2012	8.183%	700	(39)	0	(39)
GMAC LLC	MSC	6.850%	06/20/2012	8.224%	100	(3)	0	(3)
Goldman Sachs Group, Inc.	MSC	0.800%	09/20/2012	3.017%	100	(7)	0	(7)

						$(155)	$0	$(155)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index	BCLY	(2.750%	)	06/20/2012	$784	$132	$33	$99
CDX.HY-8 Index	BOA	(2.750%	)	06/20/2012	686	116	16	100
CDX.HY-8 Index	DUB	(2.750%	)	06/20/2012	588	99	26	73
CDX.HY-8 Index	JPM	(2.750%	)	06/20/2012	588	99	16	83
CDX.HY-8 Index	MSC	(2.750%	)	06/20/2012	510	86	22	64
CDX.HY-8 Index	UBS	(2.750%	)	06/20/2012	784	132	30	102
CDX.HY-9 Index	JPM	(3.750%	)	12/20/2012	490	86	9	77
CDX.IG-8 5-Year Index	BCLY	(0.350%	)	06/20/2012	585	35	8	27
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	5,173	263	44	219
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	976	49	4	45
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	976	50	5	45
CDX.IG-9 10-Year Index	JPM	(0.800%	)	12/20/2017	390	20	2	18
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	2,635	134	49	85
CDX.IG-10 5-Year Index	GSC	(1.550%	)	06/20/2013	6,832	127	(71)	198
CDX.IG-10 5-Year Index	MLP	(1.550%	)	06/20/2013	7,418	167	(41)	208
CDX.IG-10 5-Year Index	MSC	(1.550%	)	06/20/2013	3,514	79	(26)	105
CDX.IG-11 5-Year Index	MSC	(1.500%	)	12/20/2013	800	16	18	(2)

						$1,690	$144	$1,546

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 Index 25-35%	DUB	6.350%	12/20/2012	$800	$(91)	$0	$(91)
CDX.HY-9 Index 25-35%	JPM	6.450%	12/20/2012	700	(80)	0	(80)
CDX.HY-9 Index 25-35%	MLP	6.510%	12/20/2012	300	(33)	0	(33)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	1,800	(11)	0	(11)
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	97	1	0	1
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	2,120	(632)	(342)	(290)

					$(846)	$(342)	$(504)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	400	$4	$0	$4
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		500	25	0	25
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		1,700	74	0	74
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		600	27	0	27
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		1,100	56	0	56
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		5,400	187	(11)	198
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		900	30	0	30
Pay	1-Month EUR-FRCPXTOB Index	2.070%	09/14/2012	BCLY		700	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		400	(7)	0	(7)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		300	(4)	0	(4)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	1,000	3	3	0
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		4,100	(112)	(73)	(39)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		3,700	(76)	(1)	(75)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,400	(104)	(86)	(18)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		10,400	27	(43)	70
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		2,500	7	(7)	14
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	4	1	3
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		800	16	1	15
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		$900	87	67	20
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		1,650	(196)	31	(227)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI		2,700	(321)	(240)	(81)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		2,700	(321)	52	(373)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		51,900	(6,174)	(10)	(6,164)
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		1,800	(454)	125	(579)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		11,700	(1,635)	(1,421)	(214)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		1,900	(643)	(21)	(622)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		1,700	(576)	10	(586)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(4)	(9)	5
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		9,800	(4,457)	(192)	(4,265)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		6,200	(2,820)	(181)	(2,639)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		2,100	(955)	(74)	(881)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		300	(136)	(19)	(117)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		1,200	(546)	(83)	(463)
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	DUB	EUR	4,100	97	(2)	99
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC		4,100	97	(2)	99
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	BCLY	GBP	11,300	398	(29)	427
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		2,500	138	42	96
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	CSFB		1,600	81	(50)	131
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS		2,000	116	(64)	180

See Accompanying Notes	Annual Report	December 31, 2008	13

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	DUB	GBP	1,400	$137	$12	$125
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BCLY		9,300	1,141	(232)	1,373
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		1,200	(112)	24	(136)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	CSFB		600	(56)	13	(69)
Receive	6-Month GBP-LIBOR	4.250%	06/12/2036	HSBC		300	(66)	9	(75)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	BCLY		2,500	(790)	(16)	(774)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	BCLY		400	(179)	(41)	(138)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC	MXN	21,500	(7)	0	(7)
Pay	28-Day MXN TIIE	8.330%	02/14/2017	BCLY		2,100	1	0	1
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$2,000	(337)	(345)	8
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		1,000	(169)	38	(207)
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY	GBP	1,000	113	4	109
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		1,600	177	2	175
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		1,100	141	0	141
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		200	4	0	4

							$(18,048)	$(2,818)	$(15,230)

Total Return Swaps on Commodities
Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	NYMEX Natural Gas December Futures	$8.718	11/24/2009	JPM	170	$(266)	$0	$(266)
Receive	NYMEX Natural Gas December Futures	8.855	11/24/2009	JPM	240	(408)	0	(408)
Pay	NYMEX Natural Gas November Futures	(8.390)	10/28/2009	JPM	170	284	0	284
Pay	NYMEX Natural Gas November Futures	(8.550)	10/28/2009	JPM	240	438	0	438

						$48	$0	$48

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	DJAIGTR Index	418,026	3-Month U.S. Treasury Bill rate plus a specified spread	$56,020	02/25/2009	BCLY	$2,922
Receive	DJAIGTR Index	181,645	3-Month U.S. Treasury Bill rate plus a specified spread	41,370	01/28/2009	CSFB	1,289
Receive	DJAIGTR Index	19,009	3-Month U.S. Treasury Bill rate plus a specified spread	4,320	01/28/2009	MLP	145
Receive	DJAIGTR Index	546,576	3-Month U.S. Treasury Bill rate plus a specified spread	126,710	01/28/2009	MSC	4,249

							$8,605

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on December 31, 2008:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - OTC NYMEX Natural Gas June Futures	$ 12.000	05/25/2012	10	$101	$26
Call - OTC NYMEX WTI Crude December Futures	102.000	12/31/2009	15	132	13

				$233	$39

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$ 173.000	02/20/2009	24	$1	$1
Put - CBOT U.S. Treasury 10-Year Note February Futures	90.000	02/20/2009	359	7	5
Put - CBOT U.S. Treasury 10-Year Note March Futures	75.000	02/20/2009	20	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	80.000	02/20/2009	234	4	4
Put - CBOT U.S. Treasury 30-Year Bond March Futures	71.000	02/20/2009	10	0	0

				$12	$10

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$300	$3	$10
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	300	3	10
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	600	6	20
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	100	1	4

							$13	$44

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 01/01/2039	$106.000	01/06/2009	$15,000	$2	$0
Call - OTC Fannie Mae 5.000% due 01/01/2039	109.000	01/06/2009	7,300	1	0
Call - OTC Fannie Mae 6.000% due 01/01/2039	110.000	01/06/2009	14,000	2	0
Call - OTC Freddie Mac 5.500% due 01/01/2039	109.000	01/06/2009	10,600	1	0
Call - OTC Freddie Mac 6.000% due 01/01/2039	108.531	01/06/2009	2,300	0	0
Call - OTC U.S. Treasury Note 4.250% due 08/15/2014	123.242	02/13/2009	3,900	1	1
Put - OTC Fannie Mae 5.000% due 01/01/2039	58.000	01/06/2009	1,600	0	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	50.000	01/06/2009	45,000	5	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	65.000	01/06/2009	30,000	6	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	71.063	01/06/2009	45,000	5	0
Put - OTC Fannie Mae 6.000% due 02/01/2039	72.500	02/05/2009	20,500	2	0
Put - OTC Freddie Mac 5.500% due 01/01/2039	65.000	01/06/2009	1,900	1	0
Put - OTC Ginnie Mae 6.000% due 01/01/2039	55.000	01/14/2009	7,000	1	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 04/15/2011	65.000	01/05/2009	45,000	4	0

				$31	$1

(j)	Written options outstanding on December 31, 2008:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - OTC NYMEX Heating Oil December Futures	$300.000	12/31/2009	15	$132	$16
Call - OTC NYMEX WTI Crude June Futures	250.000	05/17/2012	16	101	8

				$233	$24

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - OTC DJAIGTR January Futures	$245.000	01/04/2011	1,500,000	$60	$15
Call - OTC DJAIGTR October Futures	230.000	10/19/2010	1,000,000	43	6
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	12	2	2
Put - OTC DJAIGTR January Futures	160.000	01/04/2011	1,500,000	81	429
Put - OTC DJAIGTR October Futures	150.000	10/19/2010	1,000,000	82	251

				$268	$703

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	$100	$3	$12
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	1,500	10	16
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	32	165
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	5
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	2,300	48	170
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	600	6	7
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	100	3	12
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	1,400	35	104
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	1,200	9	13
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	200	6	25
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	32	165
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	5

							$248	$699

See Accompanying Notes	Annual Report	December 31, 2008	15

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	8,200,219	$28,000	$1,341
Sales	3,001,742	7,400	2,348
Closing Buys	(2,400,422)	(12,300)	(1,265)
Expirations	(3,801,326)	(11,700)	(1,557)
Exercised	(170)	0	(118)

Balance at 12/31/2008	5,000,043	$11,400	$749

(k)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2039	$22,400	$22,064	$22,873
Fannie Mae	6.000%	01/01/2024	200	205	208
Fannie Mae	6.000%	01/01/2039	14,100	14,409	14,516
Freddie Mac	5.000%	01/01/2039	100	100	102
Freddie Mac	5.500%	01/01/2039	10,600	10,698	10,850
Freddie Mac	6.000%	01/01/2039	2,300	2,354	2,372
Freddie Mac	6.000%	02/01/2039	2,300	2,364	2,362
Ginnie Mae	6.500%	01/01/2039	300	309	312
U.S. Treasury Notes	4.000%	02/15/2015	500	520	520

				$53,023	$54,115

(l)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	CITI	2,409	01/2009	$116	$0	$116
Buy		RBS	105	01/2009	6	0	6
Buy	BRL	BCLY	3,042	02/2009	0	(97)	(97)
Sell		BCLY	330	02/2009	0	(11)	(11)
Buy		RBC	13	06/2009	0	(2)	(2)
Sell	CHF	MSC	222	03/2009	0	(22)	(22)
Buy	CNY	BCLY	431	03/2009	2	0	2
Sell		BCLY	280	03/2009	0	(1)	(1)
Buy		CITI	539	03/2009	2	0	2
Buy		HSBC	212	03/2009	1	0	1
Sell		HSBC	171	03/2009	0	0	0
Sell		JPM	731	03/2009	0	(2)	(2)
Buy		BCLY	3,758	05/2009	0	0	0
Buy		DUB	5,298	07/2009	0	(59)	(59)
Buy		HSBC	4,048	07/2009	0	(37)	(37)
Buy		BCLY	3,170	09/2009	0	(14)	(14)
Buy		CITI	1,861	09/2009	0	(2)	(2)
Buy		HSBC	4,795	09/2009	0	(21)	(21)
Sell	EUR	RBS	1,301	01/2009	0	(165)	(165)
Sell	GBP	BCLY	820	01/2009	37	0	37
Sell		CITI	699	01/2009	31	0	31
Sell		UBS	620	01/2009	28	0	28
Sell	JPY	BCLY	185,291	01/2009	0	(99)	(99)
Sell		BNP	1,909	01/2009	0	(1)	(1)
Sell		CITI	183,259	01/2009	0	(93)	(93)
Buy		HSBC	33,587	01/2009	11	0	11
Sell		HSBC	3,102	01/2009	0	(1)	(1)
Sell		RBS	2,557	01/2009	0	(2)	(2)
Sell		UBS	339,519	01/2009	0	(183)	(183)
Buy	MXN	CITI	1,494	05/2009	0	(33)	(33)
Sell	MYR	DUB	1,547	02/2009	0	(3)	(3)
Buy		JPM	1,582	02/2009	0	(38)	(38)
Buy	PHP	BCLY	1,600	02/2009	0	(2)	(2)
Buy		DUB	800	02/2009	0	(1)	(1)
Sell		DUB	11,802	02/2009	0	(2)	(2)
Buy		HSBC	2,010	02/2009	0	(3)	(3)
Buy		JPM	3,374	02/2009	0	(4)	(4)
Buy		MLP	600	02/2009	0	(1)	(1)
Buy		MSC	2,000	02/2009	0	(3)	(3)
Buy		RBS	600	02/2009	0	(1)	(1)
Buy	PLN	HSBC	2,543	05/2009	0	(278)	(278)
Sell		JPM	2,458	05/2009	0	(18)	(18)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	RUB	BCLY	177	05/2009	$1	$0	$1
Sell		BCLY	4,651	05/2009	3	0	3
Buy		HSBC	4,474	05/2009	0	(53)	(53)
Buy	SGD	CITI	657	04/2009	5	0	5
Buy		DUB	398	04/2009	6	0	6
Buy		HSBC	161	04/2009	2	0	2
Buy		RBS	273	04/2009	3	0	3
Buy		UBS	207	04/2009	4	0	4
Buy		HSBC	231	07/2009	0	0	0

					$258	$(1,252)	$(994)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$225	$619,132	$39	$619,396
Short Sales, at value	0	(54,115)	0	(54,115)
Other Financial Instruments ++	9,262	(6,304)	2,163	5,121

Total	$9,487	$558,713	$2,202	$570,402

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$2,931	$(660)	$(1)	$443	$(831)	$(1,843)	$39
Other Financial Instruments ++	(1,218)	491	0	(528)	3,420	(2)	2,163

Total	$1,713	$(169)	$(1)	$(85)	$2,589	$(1,845)	$2,202

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	17

Notes to Financial Statements

1.  ORGANIZATION

The CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(o), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

18	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

22	PIMCO Variable Insurance Trust

December 31, 2008

“IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Subsidiary on August 1, 2006, comprising the entire issued share capital of the Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of December 31, 2008, net assets of the Portfolio were approximately $257 million, of which approximately $54 million, or approximately 21.0%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

5.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the

“Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

24	PIMCO Variable Insurance Trust

December 31, 2008

(e) Acquired Fund Fees and Expenses  The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and supervisory and administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administration fee it receives from the Portfolio in an amount equal to the advisory fee and supervisory and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2008, the amount was $382,073.

6.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 5.

7.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

8.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the

Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,848,452	$8,838,764	$368,856	$135,695

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	25,245	$335,369	9,711	$117,479
Advisor Class	5,609	78,588	2,213	26,846
Issued as reinvestment of distributions
Administrative Class	1,880	19,221	838	10,503
Advisor Class	352	3,433	72	925
Cost of shares redeemed
Administrative Class	(18,056)	(232,954)	(5,028)	(60,212)
Advisor Class	(2,439)	(31,586)	(287)	(3,380)
Net increase resulting from Portfolio share transactions	12,591	$172,071	7,519	$92,161

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	80	*
Advisor Class	4	88

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

26	PIMCO Variable Insurance Trust

December 31, 2008

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$31,196	$19,518	$(45,416)	$(1,243)	$0	$(19,739)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$655,298	$9,957	$(45,859)	$(35,902)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$23,097	$0	$0
12/31/2007	11,428	0	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn® Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2008, the consolidated results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

28	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	29

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

CommodityRealReturn® Strategy Portfolio	0.23%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

CommodityRealReturn® Strategy Portfolio	0.05%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

30	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

34	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)	(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

CommodityRealReturn® Strategy Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Consolidated Statement of Assets and Liabilities	6
Consolidated Statement of Operations	7
Consolidated Statements of Changes in Net Assets	8
Consolidated Schedule of Investments	9
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Glossary	29
Privacy Policy	31
Management of the Trust	32
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	34

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies

2	PIMCO Variable Insurance Trust

relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Treasury Obligations	37.2%
U.S. Government Agencies	27.2%
Corporate Bonds & Notes	15.8%
Short-Term Instruments	12.4%
Asset-Backed Securities	3.7%
Other	3.7%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (02/28/06)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	-43.85%	-11.73%
Dow Jones-AIG Commodity Index Total Return±	-35.65%	-7.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying Funds, as supplemented to date, is 1.13% for Advisor Class shares.

± Dow Jones-AIG Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$426.12	$1,018.50
Expenses Paid During Periodà	$4.73	$6.70

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio of 1.32% for the Advisor Class reflects net annualized expenses after application of an expense waiver of 0.09%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Commodities declined 35.65% as measured by the Portfolio’s benchmark index, the Dow Jones-AIG Commodity Index Total Return. The energy and industrial metals sectors posted the weakest performance as all commodity sectors declined overall.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from performance as U.S. TIPS underperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-AIG Commodity Index Total Return.

»	Positioning for a steeper U.S. nominal yield curve benefited performance as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	Exposure to U.S. corporate bonds in the finance sector detracted from performance as spreads over U.S. Treasuries increased.

»	Holdings of U.S. agency mortgage-backed securities detracted from performance as mortgage spreads widened.

»	Modest allocations to Japanese inflation-linked bonds (“ILBs”) versus nominal bonds detracted from performance as ILBs underperformed their nominal counterparts.

»	Holdings of non-agency mortgage-backed securities and asset-backed securities detracted from performance as their prices were marked down during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008		12/31/2007		02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$13.35		$11.30		$11.68
Net investment income (a)	0.42		0.46		0.34
Net realized/unrealized gain (loss) on investments	(6.08)		2.11		(0.16)
Total income (loss) from investment operations	(5.66)		2.57		0.18
Dividends from net investment income	(0.56)		(0.52)		(0.51)
Distributions from net realized capital gains	(0.12)		0.00		(0.05)
Total distributions	(0.68)		(0.52)		(0.56)
Net asset value end of year or period	$7.01		$13.35		$11.30
Total return	(43.85)%		23.15%		1.51%
Net assets end of year or period (000s)	$42,491		$33,854		$6,084
Ratio of expenses to average net assets	1.16	%(d)	1.06	%(b)	1.03%*
Ratio of expenses to average net assets excluding interest expense	0.99	%(e)	0.97	%(c)	1.03%*
Ratio of net investment income to average net assets	3.19%		3.76%		3.50%*
Portfolio turnover rate	1,156%		856%		993%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.13%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.04%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.25%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.08%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Consolidated Statement of Assets and Liabilities  Commodity RealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$601,196
Repurchase agreements, at value	18,200
Cash	3,313
Deposits with counterparty	4,896
Receivable for investments sold	56,942
Receivable for investments sold on a delayed-delivery basis	52,824
Receivable for Portfolio shares sold	3,935
Interest and dividends receivable	2,747
Variation margin receivable	17
Swap premiums paid	1,484
Unrealized appreciation on foreign currency contracts	258
Unrealized appreciation on swap agreements	18,433
Other assets	1,195
765,440

Liabilities:
Payable for reverse repurchase agreements	$77,645
Payable for investments purchased	98,891
Payable for investments purchased on a delayed-delivery basis	236,217
Payable for Portfolio shares redeemed	53
Payable for short sales	54,115
Overdraft due to custodian	486
Written options outstanding	1,426
Accrued investment advisory fee	113
Accrued administrative fee	56
Accrued distribution fee	8
Accrued servicing fee	28
Variation margin payable	1,038
Recoupment payable to Manager	5
Swap premiums received	4,500
Unrealized depreciation on foreign currency contracts	1,252
Unrealized depreciation on swap agreements	20,153
Other liabilities	12,910
508,896

Net Assets	$256,544

Net Assets Consist of:
Paid in capital	$272,228
(Overdistributed) net investment income	(4,244)
Accumulated undistributed net realized (loss)	(6,592)
Net unrealized (depreciation)	(4,848)
$256,544

Net Assets:
Administrative Class	$214,053
Advisor Class	42,491

Shares Issued and Outstanding:
Administrative Class	30,582
Advisor Class	6,058

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$7.00
Advisor Class	7.01

Cost of Investments Owned	$611,777
Cost of Repurchase Agreements Owned	$18,200
Cost of Foreign Currency Held	$2,144
Proceeds Received on Short Sales	$53,023
Premiums Received on Written Options	$749

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn® Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$18,189
Dividends	15
Miscellaneous income	6
Total Income	18,210

Expenses:
Investment advisory fees	2,311
Administrative fees	1,151
Servicing fees – Administrative Class	534
Distribution and/or servicing fees – Advisor Class	150
Trustees’ fees	4
Interest expense	697
Total Expenses	4,847
Reimbursement by Manager	(382)
Net Expenses	4,465

Net Investment Income	13,745

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(3,058)
Net realized (loss) on futures contracts, written options and swaps	(198,144)
Net realized (loss) on foreign currency transactions	(67)
Net change in unrealized (depreciation) on investments	(29,834)
Net change in unrealized appreciation on futures contracts, written options and swaps	5,990
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,041)
Net (Loss)	(227,154)

Net (Decrease) in Net Assets Resulting from Operations	$(213,409)

See Accompanying Notes	Annual Report	December 31, 2008	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn® Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$13,745	$9,223
Net realized gain (loss)	(201,269)	17,783
Net change in unrealized appreciation (depreciation)	(25,885)	26,346
Net increase (decrease) resulting from operations	(213,409)	53,352

Distributions to Shareholders:
From net investment income
Administrative Class	(16,564)	(10,503)
Advisor Class	(2,801)	(925)
From net realized capital gains
Administrative Class	(3,100)	0
Advisor Class	(632)	0

Total Distributions	(23,097)	(11,428)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	335,369	117,479
Advisor Class	78,588	26,846
Issued as reinvestment of distributions
Administrative Class	19,221	10,503
Advisor Class	3,433	925
Cost of shares redeemed
Administrative Class	(232,954)	(60,212)
Advisor Class	(31,586)	(3,380)
Net increase resulting from Portfolio share transactions	172,071	92,161

Total Increase (Decrease) in Net Assets	(64,435)	134,085

Net Assets:
Beginning of year	320,979	186,894
End of year*	$256,544	$320,979

*Including undistributed (overdistributed) net investment income of:	$(4,244)	$12,259

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments CommodityRealReturn® Strategy Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 38.2%

BANKING & FINANCE 29.2%

Ace INA Holdings, Inc.
5.800% due 03/15/2018	$1,000	$902

Allstate Life Global Funding II
2.822% due 05/21/2010	3,600	3,218

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,400	1,379

American Express Bank FSB
5.500% due 04/16/2013	500	474
6.000% due 09/13/2017	600	563

American Express Centurion Bank
1.275% due 07/13/2010	1,000	907
6.000% due 09/13/2017	500	469

American Express Co.
7.000% due 03/19/2018	800	810
8.150% due 03/19/2038	230	265

American Express Credit Corp.
1.961% due 03/02/2009	800	789

American International Group, Inc.
8.175% due 05/15/2058	800	312

ANZ National International Ltd.
6.200% due 07/19/2013	1,300	1,259

Atlantic & Western Re Ltd.
10.132% due 01/09/2009	300	299

Bank of America Corp.
2.299% due 02/17/2009	900	900
5.650% due 05/01/2018	2,400	2,419
8.125% due 12/29/2049	3,700	2,772

Barclays Bank PLC
5.450% due 09/12/2012	1,400	1,419
7.434% due 09/29/2049	200	101

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,500	1,561
6.950% due 08/10/2012	800	832
7.250% due 02/01/2018	1,000	1,098

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	2,000	2,060

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	48

Caterpillar Financial Services Corp.
2.216% due 06/24/2011 (f)	5,500	4,920

CIT Group, Inc.
3.615% due 01/30/2009	900	899

Citigroup Funding, Inc.
0.474% due 04/23/2009	1,000	988
3.556% due 05/07/2010 (f)	4,600	4,363

Citigroup, Inc.
1.496% due 12/28/2009	800	755
8.400% due 04/29/2049	1,600	1,058

Credit Agricole S.A.
2.181% due 05/28/2009	1,100	1,097

Credit Suisse USA, Inc.
2.298% due 11/20/2009	300	289

General Electric Capital Corp.
5.875% due 01/14/2038	1,000	982

Genworth Financial, Inc.
6.515% due 05/22/2018	1,000	347

Goldman Sachs Group, Inc.
1.766% due 06/28/2010	1,000	916
6.750% due 10/01/2037	1,600	1,303

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

HBOS PLC
6.750% due 05/21/2018	$1,000	$881

HCP, Inc.
6.700% due 01/30/2018	1,000	480

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	700	70
7.000% due 09/27/2027 (a)	100	10

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	647

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	3,000	2,676

Merna Reinsurance Ltd.
2.109% due 07/07/2010	1,000	900

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010 (f)	6,800	6,555
6.400% due 08/28/2017	500	502
6.875% due 04/25/2018	1,000	1,048

Metropolitan Life Global Funding I
5.194% due 04/13/2009	1,900	1,880

Morgan Stanley
2.498% due 02/09/2009	900	895
4.232% due 05/14/2010	4,600	4,283
4.752% due 01/18/2011	2,000	1,704
6.000% due 04/28/2015	600	518
6.625% due 04/01/2018	1,000	879

National Australia Bank Ltd.
5.350% due 06/12/2013	1,000	965

New York Life Global Funding
4.650% due 05/09/2013	1,000	967

Pacific Life Global Funding
5.150% due 04/15/2013	300	282

ProLogis
6.625% due 05/15/2018	500	239

Rabobank Nederland NV
4.772% due 01/15/2009	100	100

Residential Reinsurance 2007 Ltd.
9.452% due 06/07/2010	500	490

Royal Bank of Scotland Group PLC
2.322% due 08/21/2009	1,400	1,392

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	700	446

Simon Property Group LP
5.750% due 12/01/2015	300	196

Travelers Cos., Inc.
5.800% due 05/15/2018	1,000	965

Wachovia Bank N.A.
2.287% due 12/02/2010	400	372
3.032% due 05/14/2010	1,000	960

Wells Fargo & Co.
4.375% due 01/31/2013	400	392

Wells Fargo Capital XIII
7.700% due 12/29/2049	500	413

		74,880

INDUSTRIALS 7.2%

Alcoa, Inc.
6.000% due 07/15/2013	1,000	905
6.750% due 07/15/2018	2,000	1,639

Amgen, Inc.
6.150% due 06/01/2018	400	425

AutoZone, Inc.
5.875% due 10/15/2012	1,600	1,421

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Baxter International, Inc.
5.375% due 06/01/2018	$1,000	$1,047

Cardinal Health, Inc.
6.000% due 06/15/2017	1,500	1,370

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,157

Falconbridge Ltd.
5.375% due 06/01/2015	2,000	1,276
7.350% due 06/05/2012	400	315

Gaz Capital S.A.
8.146% due 04/11/2018	200	142

Kraft Foods, Inc.
6.000% due 02/11/2013	250	254

Mandalay Resort Group
6.500% due 07/31/2009	1,000	975

Masco Corp.
6.125% due 10/03/2016	1,000	687

Nordstrom, Inc.
6.250% due 01/15/2018	900	633

Rexam PLC
6.750% due 06/01/2013	400	354

Rockies Express Pipeline LLC
5.100% due 08/20/2009	1,200	1,201

RPM International, Inc.
6.500% due 02/15/2018	1,000	908

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,000	878

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	551

UST, Inc.
6.625% due 07/15/2012	900	846

Waste Management, Inc.
6.100% due 03/15/2018	700	607

		18,591

UTILITIES 1.8%

American Electric Power Co., Inc.
5.250% due 06/01/2015	300	277

AT&T, Inc.
2.959% due 02/05/2010	900	870

Constellation Energy Group, Inc.
4.550% due 06/15/2015	100	76
7.000% due 04/01/2012	1,400	1,276

NGPL PipeCo. LLC
6.514% due 12/15/2012	300	285

Public Service Electric & Gas Co.
5.300% due 05/01/2018	400	389

Sempra Energy
6.150% due 06/15/2018	1,000	912

Telecom Italia Capital S.A.
6.999% due 06/04/2018	500	406

		4,491

Total Corporate Bonds & Notes
(Cost $109,959)		97,962

MUNICIPAL BONDS & NOTES 0.7%

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	400	341

See Accompanying Notes	Annual Report	December 31, 2008	9

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	$200	$109

Pierce County, Washington School District No. 10 General Obligation Bonds, (FSA Insured), Series 2005
5.000% due 12/01/2023	100	102

University of New Mexico Revenue Bonds, (FSA Insured), Series 2007
5.000% due 06/01/2036	1,300	1,247

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	57

Total Municipal Bonds & Notes
(Cost $2,143)		1,856

U.S. GOVERNMENT AGENCIES 65.8%

Fannie Mae
0.821% due 05/25/2042	19	19
3.678% due 03/01/2044 - 10/01/2044	388	382
4.521% due 11/01/2034	156	154
4.665% due 05/25/2035	257	265
5.000% due 04/01/2038 - 05/01/2038	1,595	1,630
5.221% due 07/01/2035	319	325
5.350% due 11/01/2035	558	567
5.384% due 01/01/2036	435	453
5.500% due 04/01/2037 - 01/01/2039	97,577	100,066
5.500% due 08/01/2037 - 06/01/2038 (f)	6,828	7,008
5.950% due 02/25/2044	87	89
6.000% due 07/01/2037 - 01/01/2039	26,619	27,412

Freddie Mac
0.731% due 08/25/2031	4	3
1.345% due 07/15/2019 - 10/15/2020	3,367	3,267
1.425% due 02/15/2019	3,070	2,951
3.679% due 02/25/2045	198	179
4.000% due 03/15/2023 - 10/15/2023	40	40
4.376% due 01/01/2034	25	25
4.500% due 05/15/2017	48	48
5.000% due 02/15/2020	593	605
5.500% due 05/15/2016 - 11/01/2038	9,035	9,253
6.000% due 01/01/2039	2,300	2,371
6.594% due 10/01/2036	1,642	1,671
6.671% due 09/01/2036	1,459	1,482
6.720% due 07/01/2036	1,366	1,381

Ginnie Mae
6.000% due 01/15/2029 - 09/15/2038	6,942	7,177

Total U.S. Government Agencies
(Cost $166,409)		168,823

U.S. TREASURY OBLIGATIONS 89.8%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015	22,950	21,290
1.625% due 01/15/2018	10,816	10,269
1.750% due 01/15/2028	2,167	2,003
1.875% due 07/15/2013	5,823	5,484
1.875% due 07/15/2015	7,803	7,373
2.000% due 04/15/2012	738	720
2.000% due 01/15/2014	8,839	8,378
2.000% due 07/15/2014	18,169	17,188

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.000% due 01/15/2016	$27,356	$26,206
2.000% due 01/15/2026	2,917	2,748
2.375% due 04/15/2011	44,830	43,797
2.375% due 01/15/2017	16,854	16,726
2.375% due 01/15/2025	4,000	3,932
2.375% due 01/15/2027	1,396	1,404
2.500% due 07/15/2016	9,209	9,139
2.625% due 07/15/2017	11,580	11,870
3.000% due 07/15/2012 (f)	29,052	28,483
3.375% due 01/15/2012	4,026	3,984
3.625% due 04/15/2028	5,711	6,806
3.875% due 01/15/2009	1,717	1,705
3.875% due 04/15/2029	133	164

U.S. Treasury Notes
4.000% due 02/15/2015	500	520

Total U.S. Treasury Obligations
(Cost $224,917)		230,189

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Large Loan, Inc.
1.705% due 08/15/2029	1,266	893

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	120	101
4.125% due 03/25/2035	590	488
4.550% due 08/25/2035	215	177
4.853% due 01/25/2035	1,330	910

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	434	374

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	813	511

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	156	118
4.248% due 08/25/2035	205	168
4.700% due 12/25/2035	361	262
6.014% due 09/25/2037	2,592	1,379

Countrywide Alternative Loan Trust
0.702% due 12/20/2046	3,042	1,327
6.000% due 02/25/2037	727	404

Countrywide Home Loan Mortgage Pass-Through Trust
3.779% due 11/19/2033	26	22

First Horizon Alternative Mortgage Securities
4.744% due 06/25/2034	41	23

Greenpoint Mortgage Funding Trust
0.551% due 01/25/2047	648	596
0.741% due 11/25/2045	25	12

Harborview Mortgage Loan Trust
0.821% due 03/19/2036	123	52

Lehman XS Trust
0.551% due 07/25/2046	14	13

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	100	64

MLCC Mortgage Investors, Inc.
3.819% due 10/25/2035	869	664

Residential Accredit Loans, Inc.
3.616% due 09/25/2045	365	167

Structured Adjustable Rate Mortgage Loan Trust
3.453% due 01/25/2035	33	14
5.365% due 02/25/2034	58	36

Structured Asset Mortgage Investments, Inc.
0.911% due 10/19/2034	43	23

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	824	585

Total Mortgage-Backed Securities
(Cost $12,806)		9,383

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.9%
American Express Credit Account Master Trust
2.145% due 08/15/2012		$3,400	$3,245

BA Credit Card Trust
2.395% due 12/16/2013		4,300	3,828

Carrington Mortgage Loan Trust
0.791% due 10/25/2035		274	237

Citigroup Mortgage Loan Trust, Inc.
0.531% due 01/25/2037		126	120

First Franklin Mortgage Loan Asset-Backed Certificates
0.511% due 01/25/2038		350	324

Ford Credit Auto Owner Trust
2.095% due 01/15/2011		4,500	4,368

GSAMP Trust
0.541% due 12/25/2036		419	304

Morgan Stanley ABS Capital I
0.521% due 11/25/2036		492	462

Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		395	178

Nomura Asset Acceptance Corp.
0.611% due 01/25/2036		7	5

Option One Mortgage Loan Trust
0.521% due 01/25/2037		194	182

SLM Student Loan Trust
3.575% due 04/25/2019		2,200	1,720
5.035% due 04/25/2023		7,500	7,039

Specialty Underwriting & Residential Finance
0.531% due 01/25/2038		583	498

Washington Mutual Asset-Backed Certificates
0.521% due 01/25/2037		345	311

Total Asset-Backed Securities
(Cost $24,895)			22,821

FOREIGN CURRENCY-DENOMINATED ISSUES 4.3%

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	1,000	936

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	246,240	2,351
1.100% due 12/10/2016		122,520	1,175
1.200% due 06/10/2017		411,600	3,943
1.200% due 12/10/2017		215,160	2,059
1.400% due 06/10/2018		51,570	497

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	100	63

Svenska Handelsbanken AB
5.138% due 03/16/2015		100	136

Total Foreign Currency-Denominated Issues
(Cost $11,161)			11,160

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

Wachovia Corp.
7.500% due 03/16/2015		300	225

Total Convertible Preferred Stocks
(Cost $300)			225

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 29.9%

CERTIFICATES OF DEPOSIT 0.4%
Unicredito Italiano NY
1.640% due 05/18/2009		$1,000	1,000

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER 0.8%

Freddie Mac
0.120% due 01/22/2009	$2,000	$2,000

REPURCHASE AGREEMENTS 7.1%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	3,000	3,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.500% due 02/15/2018 valued at $2,988. Repurchase proceeds are $3,000.)
0.030% due 01/02/2009	15,200	15,200
(Dated 12/31/2008. Collateralized by Freddie Mac 4.125% - 4.500% due 12/21/2012 - 01/15/2013 valued at $15,466. Repurchase proceeds are $15,200.)

		18,200

U.S. CASH MANAGEMENT BILLS 2.2%
0.446% due 04/29/2009 - 05/15/2009 (b)(d)	5,720	5,687

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 19.4%
0.318% due 01/02/2009 - 06/11/2009 (b)(d)(e)	$50,200	$49,996

Total Short-Term Instruments
(Cost $77,098)		76,883

PURCHASED OPTIONS (i) 0.0%
(Cost $289)		94

Total Investments 241.4%
(Cost $629,977)		$619,396

Written Options (j) (0.6%)
(Premiums $749)		(1,426)

Other Assets and Liabilities (Net) (140.8%)		(361,426)

Net Assets 100.0%		$256,544

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $28,337 and cash of $1,750 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	Securities with an aggregate market value of $497 and cash of $100 have been pledged as collateral for delayed-delivery securities on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $48,010 at a weighted average interest rate of 2.941%. On December 31, 2008, securities valued at $82,532 were pledged as collateral for reverse repurchase agreements.
(g)	Cash of $3,046 has been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	30	$196
90-Day Euribor June Futures	Long	06/2009	74	513
90-Day Euribor September Futures	Long	09/2009	30	214
90-Day Eurodollar December Futures	Long	12/2009	144	829
90-Day Eurodollar June Futures	Long	06/2009	304	1,887
90-Day Eurodollar June Futures	Long	06/2010	4	8
90-Day Eurodollar March Futures	Long	03/2010	163	919
90-Day Eurodollar September Futures	Long	09/2009	220	1,436
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 145.000	Long	03/2009	43	(1)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	616	2,609
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	66	539
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	16	112

				$9,261

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ace INA Holdings, Inc.	BOA	(0.500%	)	03/20/2018	1.000%	$1,000	$39	$0	$39
Alcoa, Inc.	BCLY	(1.200%	)	09/20/2013	6.624%	1,000	193	0	193
Alcoa, Inc.	DUB	(1.270%	)	09/20/2018	6.297%	2,000	562	0	562
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.783%	300	6	0	6
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	1.500%	1,600	51	0	51
AutoZone, Inc.	GSC	(0.529%	)	12/20/2012	1.500%	300	11	0	11
Baxter International, Inc.	BOA	(0.310%	)	06/20/2018	0.519%	800	14	0	14
Baxter International, Inc.	GSC	(0.340%	)	06/20/2018	0.519%	1,000	15	0	15
Bear Stearns Cos., Inc.	BNP	(0.810%	)	12/20/2017	1.113%	1,000	23	0	23
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%	500	13	0	13
Bear Stearns Cos., Inc.	DUB	(0.870%	)	03/20/2018	1.113%	1,100	21	0	21

See Accompanying Notes	Annual Report	December 31, 2008	11

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.781%	$1,500	$21	$0	$21
Computer Sciences Corp.	MSC	(1.248%	)	03/20/2018	1.000%	2,500	(50)	0	(50)
Constellation Energy Group, Inc.	JPM	(0.665%	)	06/20/2012	5.377%	1,500	206	0	206
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	4.968%	100	19	0	19
Falconbridge Ltd.	BOA	(0.910%	)	06/20/2012	7.042%	400	68	0	68
Falconbridge Ltd.	BOA	(1.100%	)	06/20/2015	5.949%	2,000	428	0	428
Genworth Financial, Inc.	BCLY	(0.960%	)	06/20/2018	23.050%	400	215	0	215
Genworth Financial, Inc.	DUB	(0.980%	)	06/20/2018	23.050%	600	323	0	323
GMAC LLC	CITI	(5.000%	)	09/20/2012	8.183%	200	19	0	19
HCP, Inc.	GSC	(2.910%	)	03/20/2018	10.315%	1,000	295	0	295
Kroger Co.	BNP	(0.360%	)	12/20/2012	0.949%	400	9	0	9
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	4.550%	1,000	125	0	125
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.795%	2,000	(5)	0	(5)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.795%	1,000	12	0	12
Masco Corp.	CITI	(1.910%	)	12/20/2016	4.240%	1,000	123	0	123
Merrill Lynch & Co., Inc.	CITI	(1.380%	)	06/20/2018	1.363%	1,000	(2)	0	(2)
MGM Mirage	GSC	(4.250%	)	07/31/2009	21.161%	1,000	83	0	83
Nordstrom, Inc.	BOA	(0.990%	)	03/20/2018	5.139%	900	204	0	204
Prologis	MSC	(1.320%	)	06/20/2018	11.553%	500	192	0	192
Rexam PLC	BCLY	(1.450%	)	06/20/2013	5.742%	400	60	0	60
RPM International, Inc.	GSC	(1.500%	)	03/20/2018	2.500%	1,000	70	0	70
Sempra Energy	DUB	(0.670%	)	06/20/2018	1.016%	1,000	27	0	27
Simon Property Group LP	RBS	(1.010%	)	12/20/2015	6.723%	300	78	0	78
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	1.870%	1,000	52	0	52
Staples, Inc.	MSC	(0.700%	)	12/20/2012	3.657%	300	30	0	30
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	6.247%	1,000	260	0	260
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	4.178%	500	81	0	81
Travelers Cos., Inc.	GSC	(0.590%	)	06/20/2018	1.020%	1,000	35	0	35
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.494%	900	5	0	5
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	1.522%	700	39	0	39

							$3,970	$0	$3,970

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	0.986%	$100	$(1)	$0	$(1)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	10.510%	100	(19)	0	(19)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	10.510%	200	(37)	0	(37)
GMAC LLC	BCLY	3.050%	09/20/2012	8.183%	100	(15)	0	(15)
GMAC LLC	BOA	7.000%	09/20/2012	8.183%	100	(3)	0	(3)
GMAC LLC	GSC	3.050%	09/20/2012	8.183%	200	(31)	0	(31)
GMAC LLC	GSC	6.310%	09/20/2012	8.183%	700	(39)	0	(39)
GMAC LLC	MSC	6.850%	06/20/2012	8.224%	100	(3)	0	(3)
Goldman Sachs Group, Inc.	MSC	0.800%	09/20/2012	3.017%	100	(7)	0	(7)

						$(155)	$0	$(155)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index	BCLY	(2.750%	)	06/20/2012	$784	$132	$33	$99
CDX.HY-8 Index	BOA	(2.750%	)	06/20/2012	686	116	16	100
CDX.HY-8 Index	DUB	(2.750%	)	06/20/2012	588	99	26	73
CDX.HY-8 Index	JPM	(2.750%	)	06/20/2012	588	99	16	83
CDX.HY-8 Index	MSC	(2.750%	)	06/20/2012	510	86	22	64
CDX.HY-8 Index	UBS	(2.750%	)	06/20/2012	784	132	30	102
CDX.HY-9 Index	JPM	(3.750%	)	12/20/2012	490	86	9	77
CDX.IG-8 5-Year Index	BCLY	(0.350%	)	06/20/2012	585	35	8	27
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	5,173	263	44	219
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	976	49	4	45
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	976	50	5	45
CDX.IG-9 10-Year Index	JPM	(0.800%	)	12/20/2017	390	20	2	18
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	2,635	134	49	85
CDX.IG-10 5-Year Index	GSC	(1.550%	)	06/20/2013	6,832	127	(71)	198
CDX.IG-10 5-Year Index	MLP	(1.550%	)	06/20/2013	7,418	167	(41)	208
CDX.IG-10 5-Year Index	MSC	(1.550%	)	06/20/2013	3,514	79	(26)	105
CDX.IG-11 5-Year Index	MSC	(1.500%	)	12/20/2013	800	16	18	(2)

						$1,690	$144	$1,546

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 Index 25-35%	DUB	6.350%	12/20/2012	$800	$(91)	$0	$(91)
CDX.HY-9 Index 25-35%	JPM	6.450%	12/20/2012	700	(80)	0	(80)
CDX.HY-9 Index 25-35%	MLP	6.510%	12/20/2012	300	(33)	0	(33)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	1,800	(11)	0	(11)
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	97	1	0	1
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	2,120	(632)	(342)	(290)

					$(846)	$(342)	$(504)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	400	$4	$0	$4
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		500	25	0	25
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		1,700	74	0	74
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		600	27	0	27
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		1,100	56	0	56
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		5,400	187	(11)	198
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		900	30	0	30
Pay	1-Month EUR-FRCPXTOB Index	2.070%	09/14/2012	BCLY		700	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		400	(7)	0	(7)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		300	(4)	0	(4)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	1,000	3	3	0
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		4,100	(112)	(73)	(39)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		3,700	(76)	(1)	(75)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,400	(104)	(86)	(18)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		10,400	27	(43)	70
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		2,500	7	(7)	14
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	4	1	3
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		800	16	1	15
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		$900	87	67	20
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		1,650	(196)	31	(227)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI		2,700	(321)	(240)	(81)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		2,700	(321)	52	(373)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		51,900	(6,174)	(10)	(6,164)
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		1,800	(454)	125	(579)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		11,700	(1,635)	(1,421)	(214)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		1,900	(643)	(21)	(622)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		1,700	(576)	10	(586)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(4)	(9)	5
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		9,800	(4,457)	(192)	(4,265)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		6,200	(2,820)	(181)	(2,639)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		2,100	(955)	(74)	(881)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		300	(136)	(19)	(117)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		1,200	(546)	(83)	(463)
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	DUB	EUR	4,100	97	(2)	99
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC		4,100	97	(2)	99
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	BCLY	GBP	11,300	398	(29)	427
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		2,500	138	42	96
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	CSFB		1,600	81	(50)	131
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS		2,000	116	(64)	180

See Accompanying Notes	Annual Report	December 31, 2008	13

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	DUB	GBP	1,400	$137	$12	$125
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BCLY		9,300	1,141	(232)	1,373
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		1,200	(112)	24	(136)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	CSFB		600	(56)	13	(69)
Receive	6-Month GBP-LIBOR	4.250%	06/12/2036	HSBC		300	(66)	9	(75)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	BCLY		2,500	(790)	(16)	(774)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	BCLY		400	(179)	(41)	(138)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC	MXN	21,500	(7)	0	(7)
Pay	28-Day MXN TIIE	8.330%	02/14/2017	BCLY		2,100	1	0	1
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$2,000	(337)	(345)	8
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		1,000	(169)	38	(207)
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY	GBP	1,000	113	4	109
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		1,600	177	2	175
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		1,100	141	0	141
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		200	4	0	4

							$(18,048)	$(2,818)	$(15,230)

Total Return Swaps on Commodities
Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	NYMEX Natural Gas December Futures	$8.718	11/24/2009	JPM	170	$(266)	$0	$(266)
Receive	NYMEX Natural Gas December Futures	8.855	11/24/2009	JPM	240	(408)	0	(408)
Pay	NYMEX Natural Gas November Futures	(8.390)	10/28/2009	JPM	170	284	0	284
Pay	NYMEX Natural Gas November Futures	(8.550)	10/28/2009	JPM	240	438	0	438

						$48	$0	$48

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	DJAIGTR Index	418,026	3-Month U.S. Treasury Bill rate plus a specified spread	$56,020	02/25/2009	BCLY	$2,922
Receive	DJAIGTR Index	181,645	3-Month U.S. Treasury Bill rate plus a specified spread	41,370	01/28/2009	CSFB	1,289
Receive	DJAIGTR Index	19,009	3-Month U.S. Treasury Bill rate plus a specified spread	4,320	01/28/2009	MLP	145
Receive	DJAIGTR Index	546,576	3-Month U.S. Treasury Bill rate plus a specified spread	126,710	01/28/2009	MSC	4,249

							$8,605

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on December 31, 2008:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - OTC NYMEX Natural Gas June Futures	$ 12.000	05/25/2012	10	$101	$26
Call - OTC NYMEX WTI Crude December Futures	102.000	12/31/2009	15	132	13

				$233	$39

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$ 173.000	02/20/2009	24	$1	$1
Put - CBOT U.S. Treasury 10-Year Note February Futures	90.000	02/20/2009	359	7	5
Put - CBOT U.S. Treasury 10-Year Note March Futures	75.000	02/20/2009	20	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures	80.000	02/20/2009	234	4	4
Put - CBOT U.S. Treasury 30-Year Bond March Futures	71.000	02/20/2009	10	0	0

				$12	$10

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$300	$3	$10
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	300	3	10
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	600	6	20
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	100	1	4

							$13	$44

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 01/01/2039	$106.000	01/06/2009	$15,000	$2	$0
Call - OTC Fannie Mae 5.000% due 01/01/2039	109.000	01/06/2009	7,300	1	0
Call - OTC Fannie Mae 6.000% due 01/01/2039	110.000	01/06/2009	14,000	2	0
Call - OTC Freddie Mac 5.500% due 01/01/2039	109.000	01/06/2009	10,600	1	0
Call - OTC Freddie Mac 6.000% due 01/01/2039	108.531	01/06/2009	2,300	0	0
Call - OTC U.S. Treasury Note 4.250% due 08/15/2014	123.242	02/13/2009	3,900	1	1
Put - OTC Fannie Mae 5.000% due 01/01/2039	58.000	01/06/2009	1,600	0	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	50.000	01/06/2009	45,000	5	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	65.000	01/06/2009	30,000	6	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	71.063	01/06/2009	45,000	5	0
Put - OTC Fannie Mae 6.000% due 02/01/2039	72.500	02/05/2009	20,500	2	0
Put - OTC Freddie Mac 5.500% due 01/01/2039	65.000	01/06/2009	1,900	1	0
Put - OTC Ginnie Mae 6.000% due 01/01/2039	55.000	01/14/2009	7,000	1	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 04/15/2011	65.000	01/05/2009	45,000	4	0

				$31	$1

(j)	Written options outstanding on December 31, 2008:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - OTC NYMEX Heating Oil December Futures	$300.000	12/31/2009	15	$132	$16
Call - OTC NYMEX WTI Crude June Futures	250.000	05/17/2012	16	101	8

				$233	$24

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - OTC DJAIGTR January Futures	$245.000	01/04/2011	1,500,000	$60	$15
Call - OTC DJAIGTR October Futures	230.000	10/19/2010	1,000,000	43	6
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	12	2	2
Put - OTC DJAIGTR January Futures	160.000	01/04/2011	1,500,000	81	429
Put - OTC DJAIGTR October Futures	150.000	10/19/2010	1,000,000	82	251

				$268	$703

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	$100	$3	$12
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	1,500	10	16
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	32	165
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	5
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	2,300	48	170
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	600	6	7
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	100	3	12
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	1,400	35	104
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	1,200	9	13
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	200	6	25
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	1,000	32	165
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	5

							$248	$699

See Accompanying Notes	Annual Report	December 31, 2008	15

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio (Cont.)

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	8,200,219	$28,000	$1,341
Sales	3,001,742	7,400	2,348
Closing Buys	(2,400,422)	(12,300)	(1,265)
Expirations	(3,801,326)	(11,700)	(1,557)
Exercised	(170)	0	(118)

Balance at 12/31/2008	5,000,043	$11,400	$749

(k)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2039	$22,400	$22,064	$22,873
Fannie Mae	6.000%	01/01/2024	200	205	208
Fannie Mae	6.000%	01/01/2039	14,100	14,409	14,516
Freddie Mac	5.000%	01/01/2039	100	100	102
Freddie Mac	5.500%	01/01/2039	10,600	10,698	10,850
Freddie Mac	6.000%	01/01/2039	2,300	2,354	2,372
Freddie Mac	6.000%	02/01/2039	2,300	2,364	2,362
Ginnie Mae	6.500%	01/01/2039	300	309	312
U.S. Treasury Notes	4.000%	02/15/2015	500	520	520

				$53,023	$54,115

(l)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	CITI	2,409	01/2009	$116	$0	$116
Buy		RBS	105	01/2009	6	0	6
Buy	BRL	BCLY	3,042	02/2009	0	(97)	(97)
Sell		BCLY	330	02/2009	0	(11)	(11)
Buy		RBC	13	06/2009	0	(2)	(2)
Sell	CHF	MSC	222	03/2009	0	(22)	(22)
Buy	CNY	BCLY	431	03/2009	2	0	2
Sell		BCLY	280	03/2009	0	(1)	(1)
Buy		CITI	539	03/2009	2	0	2
Buy		HSBC	212	03/2009	1	0	1
Sell		HSBC	171	03/2009	0	0	0
Sell		JPM	731	03/2009	0	(2)	(2)
Buy		BCLY	3,758	05/2009	0	0	0
Buy		DUB	5,298	07/2009	0	(59)	(59)
Buy		HSBC	4,048	07/2009	0	(37)	(37)
Buy		BCLY	3,170	09/2009	0	(14)	(14)
Buy		CITI	1,861	09/2009	0	(2)	(2)
Buy		HSBC	4,795	09/2009	0	(21)	(21)
Sell	EUR	RBS	1,301	01/2009	0	(165)	(165)
Sell	GBP	BCLY	820	01/2009	37	0	37
Sell		CITI	699	01/2009	31	0	31
Sell		UBS	620	01/2009	28	0	28
Sell	JPY	BCLY	185,291	01/2009	0	(99)	(99)
Sell		BNP	1,909	01/2009	0	(1)	(1)
Sell		CITI	183,259	01/2009	0	(93)	(93)
Buy		HSBC	33,587	01/2009	11	0	11
Sell		HSBC	3,102	01/2009	0	(1)	(1)
Sell		RBS	2,557	01/2009	0	(2)	(2)
Sell		UBS	339,519	01/2009	0	(183)	(183)
Buy	MXN	CITI	1,494	05/2009	0	(33)	(33)
Sell	MYR	DUB	1,547	02/2009	0	(3)	(3)
Buy		JPM	1,582	02/2009	0	(38)	(38)
Buy	PHP	BCLY	1,600	02/2009	0	(2)	(2)
Buy		DUB	800	02/2009	0	(1)	(1)
Sell		DUB	11,802	02/2009	0	(2)	(2)
Buy		HSBC	2,010	02/2009	0	(3)	(3)
Buy		JPM	3,374	02/2009	0	(4)	(4)
Buy		MLP	600	02/2009	0	(1)	(1)
Buy		MSC	2,000	02/2009	0	(3)	(3)
Buy		RBS	600	02/2009	0	(1)	(1)
Buy	PLN	HSBC	2,543	05/2009	0	(278)	(278)
Sell		JPM	2,458	05/2009	0	(18)	(18)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	RUB	BCLY	177	05/2009	$1	$0	$1
Sell		BCLY	4,651	05/2009	3	0	3
Buy		HSBC	4,474	05/2009	0	(53)	(53)
Buy	SGD	CITI	657	04/2009	5	0	5
Buy		DUB	398	04/2009	6	0	6
Buy		HSBC	161	04/2009	2	0	2
Buy		RBS	273	04/2009	3	0	3
Buy		UBS	207	04/2009	4	0	4
Buy		HSBC	231	07/2009	0	0	0

					$258	$(1,252)	$(994)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$225	$619,132	$39	$619,396
Short Sales, at value	0	(54,115)	0	(54,115)
Other Financial Instruments ++	9,262	(6,304)	2,163	5,121

Total	$9,487	$558,713	$2,202	$570,402

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$2,931	$(660)	$(1)	$443	$(831)	$(1,843)	$39
Other Financial Instruments ++	(1,218)	491	0	(528)	3,420	(2)	2,163

Total	$1,713	$(169)	$(1)	$(85)	$2,589	$(1,845)	$2,202

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	17

Notes to Financial Statements

1.  ORGANIZATION

The CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(o), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

18	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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December 31, 2008

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

22	PIMCO Variable Insurance Trust

December 31, 2008

“IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Subsidiary on August 1, 2006, comprising the entire issued share capital of the Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of December 31, 2008, net assets of the Portfolio were approximately $257 million, of which approximately $54 million, or approximately 21.0%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

5.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the

“Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

24	PIMCO Variable Insurance Trust

December 31, 2008

(e) Acquired Fund Fees and Expenses  The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and supervisory and administration fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administration fee it receives from the Portfolio in an amount equal to the advisory fee and supervisory and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2008, the amount was $382,073.

6.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 5.

7.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

8.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the

Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,848,452	$8,838,764	$368,856	$135,695

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	25,245	$335,369	9,711	$117,479
Advisor Class	5,609	78,588	2,213	26,846
Issued as reinvestment of distributions
Administrative Class	1,880	19,221	838	10,503
Advisor Class	352	3,433	72	925
Cost of shares redeemed
Administrative Class	(18,056)	(232,954)	(5,028)	(60,212)
Advisor Class	(2,439)	(31,586)	(287)	(3,380)
Net increase resulting from Portfolio share transactions	12,591	$172,071	7,519	$92,161

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	80	*
Advisor Class	4	88

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

26	PIMCO Variable Insurance Trust

December 31, 2008

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$31,196	$19,518	$(45,416)	$(1,243)	$0	$(19,739)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$655,298	$9,957	$(45,859)	$(35,902)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$23,097	$0	$0
12/31/2007	11,428	0	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn® Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2008, the consolidated results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

28	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	29

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

CommodityRealReturn® Strategy Portfolio	0.23%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

CommodityRealReturn® Strategy Portfolio	0.05%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

30	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

34	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Glossary	25
Privacy Policy	26
Management of the Trust	27
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	29

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

United States	27.9%
Russia	16.3%
Short-Term Instruments	9.4%
Brazil	7.9%
Mexico	6.6%
Other	31.9%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (09/30/02)
PIMCO Emerging Markets Bond Portfolio Administrative Class	-14.57%	4.16%	10.65%
JPMorgan Emerging Markets Bond Index Global±	-10.91%	5.18%	10.05%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index Global is an unmanaged index which tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$852.07	$1,019.71
Expenses Paid During Periodà	$5.03	$5.48

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to emerging markets, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	An underweight to Ecuador benefited performance. The JPMorgan EMBIG Ecuador sub index declined 72.85% for the past twelve months.

»	An underweight to Venezuela benefited performance. The JPMorgan EMBIG Venezuela sub index declined 39.95% for the past twelve months.

»	An overweight to Colombia added to performance. The JPMorgan EMBIG Colombia sub index returned -0.54% for the past twelve months.

»	An overweight position in Russia detracted from performance. The JPMorgan EMBIG Russia sub index returned -18.48% for the past twelve months.

»

An underweight position in Turkey was a significant detractor from performance. The JPMorgan EMBIG Turkey sub index returned -2.33% for the past twelve months, outperforming the overall market, represented by the JPMorgan EMBIG Index, which returned -10.91% for the same time period.

»

An underweight to Lebanon detracted from performance. The JPMorgan EMBIG Lebanon sub index returned 5.30% for the past twelve months, outperforming the overall market, represented by the JPMorgan EMBIG Index.

4	PIMCO Variable Insurance Trust

Financial Highlights  Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$13.67	$13.96	$13.66	$13.21	$12.97
Net investment income (a)	0.75	0.74	0.70	0.67	0.48
Net realized/unrealized gain (loss) on investments	(2.70)	0.05	0.52	0.71	1.03
Total income (loss) from investment operations	(1.95)	0.79	1.22	1.38	1.51
Dividends from net investment income	(0.83)	(0.80)	(0.73)	(0.68)	(0.51)
Distributions from net realized capital gains	(0.57)	(0.28)	(0.19)	(0.25)	(0.76)
Total distributions	(1.40)	(1.08)	(0.92)	(0.93)	(1.27)
Net asset value end of year	$10.32	$13.67	$13.96	$13.66	$13.21
Total return	(14.57)%	5.80%	9.25%	10.75%	12.11%
Net assets end of year (000s)	$127,501	$196,497	$207,298	$133,142	$64,598
Ratio of expenses to average net assets	1.13%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	5.87%	5.33%	5.15%	5.01%	3.70%
Portfolio turnover rate	198%	145%	283%	242%	484%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$166,588
Repurchase agreements, at value	1,487
Cash	2,804
Deposits with counterparty	1,194
Foreign currency, at value	342
Receivable for investments sold	3,725
Receivable for Portfolio shares sold	27
Interest and dividends receivable	2,767
Swap premiums paid	319
Unrealized appreciation on foreign currency contracts	666
Unrealized appreciation on swap agreements	3,018
182,937

Liabilities:
Payable for investments purchased	$34,879
Payable for investments purchased on a delayed-delivery basis	655
Payable for Portfolio shares redeemed	119
Payable for short sales	696
Accrued investment advisory fee	49
Accrued administrative fee	43
Accrued distribution fee	1
Accrued servicing fee	14
Variation margin payable	69
Swap premiums received	1,891
Unrealized depreciation on foreign currency contracts	1,739
Unrealized depreciation on swap agreements	9,707
Other liabilities	1,650
51,512

Net Assets	$131,425

Net Assets Consist of:
Paid in capital	$164,048
Undistributed net investment income	2,238
Accumulated undistributed net realized (loss)	(4,565)
Net unrealized (depreciation)	(30,296)
$131,425

Net Assets:
Administrative Class	$127,501
Advisor Class	3,924

Shares Issued and Outstanding:
Administrative Class	12,355
Advisor Class	380

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$10.32
Advisor Class	10.32

Cost of Investments Owned	$192,597
Cost of Repurchase Agreements Owned	$1,487
Cost of Foreign Currency Held	$339
Proceeds Received on Short Sales	$650

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Emerging Markets Bond Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$12,280
Miscellaneous income	1
Total Income	12,281

Expenses:
Investment advisory fees	789
Administrative fees	701
Servicing fees – Administrative Class	257
Distribution and/or servicing fees – Advisor Class	10
Trustees’ fees	1
Interest expense	235
Total Expenses	1,993

Net Investment Income	10,288

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,839
Net realized (loss) on futures contracts, written options and swaps	(8,395)
Net realized gain on foreign currency transactions	4,079
Net change in unrealized (depreciation) on investments	(33,048)
Net change in unrealized appreciation on futures contracts, written options and swaps	169
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,098)
Net (Loss)	(36,454)

Net (Decrease) in Net Assets Resulting from Operations	$(26,166)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$10,288	$10,575
Net realized gain (loss)	(2,477)	7,185
Net change in unrealized (depreciation)	(33,977)	(6,260)
Net increase (decrease) resulting from operations	(26,166)	11,500

Distributions to Shareholders:
From net investment income
Administrative Class	(11,075)	(11,394)
Advisor Class	(248)	(47)
From net realized capital gains
Administrative Class	(6,675)	(3,908)
Advisor Class	(201)	(30)

Total Distributions	(18,199)	(15,379)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	62,929	59,319
Advisor Class	4,527	1,745
Issued as reinvestment of distributions
Administrative Class	17,750	15,302
Advisor Class	449	77
Cost of shares redeemed
Administrative Class	(106,447)	(81,569)
Advisor Class	(1,739)	(441)
Net (decrease) resulting from Portfolio share transactions	(22,531)	(5,567)

Total (Decrease) in Net Assets	(66,896)	(9,446)

Net Assets:
Beginning of year	198,321	207,767
End of year*	$131,425	$198,321

*Including undistributed net investment income of:	$2,238	$2,545

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BERMUDA 0.3%

BW GAS Ltd.
6.625% due 06/28/2017		$480	$369

Total Bermuda (Cost $478)			369

BRAZIL 10.1%

Brazil Government International Bond
6.000% due 01/17/2017		429	445
7.125% due 01/20/2037		100	114
7.875% due 03/07/2015		3,625	4,132
8.250% due 01/20/2034		2,590	3,179
8.750% due 02/04/2025		1,700	2,100
8.875% due 04/15/2024		350	436
10.250% due 01/10/2028	BRL	850	330
12.500% due 01/05/2016		500	226

Embraer Overseas Ltd.
6.375% due 01/24/2017		$300	216

Empresa Energetica de Sergipe
10.500% due 07/19/2013		200	181

GTL Trade Finance, Inc.
7.250% due 10/20/2017		400	336

ISA Capital do Brasil S.A.
7.875% due 01/30/2012		300	285
8.800% due 01/30/2017		700	619

Vale Overseas Ltd.
6.250% due 01/23/2017		500	473
6.875% due 11/21/2036		200	182

Total Brazil (Cost $12,712)			13,254

CAYMAN ISLANDS 0.2%

Petrobras International Finance Co.
6.125% due 10/06/2016		$250	245

Total Cayman Islands (Cost $243)			245

CHILE 1.9%

CODELCO, Inc.
5.625% due 09/21/2035		$200	168
6.150% due 10/24/2036		2,300	2,052

Empresa Nacional de Electricidad S.A.
8.350% due 08/01/2013		200	212

Total Chile (Cost $2,806)			2,432

CHINA 0.8%

CITIC Resources Finance Ltd.
6.750% due 05/15/2014		$200	131

Export-Import Bank of China
4.875% due 07/21/2015		550	536

Sino-Forest Corp.
9.125% due 08/17/2011		500	383

Total China (Cost $1,262)			1,050

COLOMBIA 6.1%

Colombia Government International Bond
7.375% due 01/27/2017		$2,800	2,926
7.375% due 09/18/2037		1,130	1,113
8.250% due 12/22/2014		2,825	3,058

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
10.375% due 01/28/2033		$225	$282
10.750% due 01/15/2013		400	468
12.000% due 10/22/2015	COP	457,000	225

Total Colombia (Cost $8,211)			8,072

EGYPT 0.6%

Petroleum Export Ltd.
5.265% due 06/15/2011		$363	338

Petroleum Export Ltd. II
6.340% due 06/20/2011		554	472

Total Egypt (Cost $909)			810

EL SALVADOR 0.5%

AES El Salvador Trust
6.750% due 02/01/2016		$700	502

El Salvador Government International Bond
8.500% due 07/25/2011		150	146

Total El Salvador (Cost $842)			648

FRANCE 0.1%

France Telecom S.A.
7.750% due 03/01/2011		$100	105

Total France (Cost $103)			105

GUATEMALA 0.4%

Guatemala Government Bond
9.250% due 08/01/2013		$570	577

Total Guatemala (Cost $570)			577

INDIA 0.4%

ICICI Bank Ltd.
5.750% due 01/12/2012		$700	553

Total India (Cost $699)			553

INDONESIA 1.8%

Indonesia Government International Bond
6.875% due 03/09/2017		$2,200	1,818

Majapahit Holding BV
7.250% due 10/17/2011		253	191
7.250% due 06/28/2017		400	210
7.875% due 06/29/2037		400	183

Total Indonesia (Cost $3,216)			2,402

KAZAKHSTAN 1.3%

Intergas Finance BV
6.375% due 05/14/2017		$300	175
6.875% due 11/04/2011		126	99

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011		300	204

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		1,715	1,213

Total Kazakhstan (Cost $2,447)			1,691

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
MALAYSIA 0.3%

Malaysia Government International Bond
8.750% due 06/01/2009		$120	$123

Tenaga Nasional Bhd.
7.500% due 11/01/2025		250	231

TNB Capital L Ltd.
5.250% due 05/05/2015		100	89

Total Malaysia (Cost $513)			443

MEXICO 8.4%

America Movil SAB de C.V.
5.500% due 03/01/2014		1,350	1,248
5.750% due 01/15/2015		200	184
8.460% due 12/18/2036	MXN	5,400	271

Banco Mercantil del Norte S.A.
5.875% due 02/17/2014		$145	121

C10 Capital SPV Ltd.
6.722% due 12/31/2049		200	95

C5 Capital SPV Ltd.
6.196% due 12/01/2049		100	46

C8 Capital SPV Ltd.
6.640% due 12/29/2049		1,100	559

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015		1,500	1,088

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		100	73

Mexican Bonos
7.250% due 12/15/2016	MXN	8,600	596
9.500% due 12/18/2014		6,436	501

Mexico Government International Bond
6.750% due 09/27/2034		$2,934	3,110
7.500% due 04/08/2033		2,460	2,823

Pemex Project Funding Master Trust
6.625% due 06/15/2035		250	212
6.625% due 06/15/2038		200	168

Total Mexico (Cost $12,925)			11,095

NEW ZEALAND 0.3%

ANZ National International Ltd.
6.200% due 07/19/2013		$400	387

Total New Zealand (Cost $400)			387

PANAMA 6.1%

Panama Government International Bond
6.700% due 01/26/2036		$600	543
7.125% due 01/29/2026		2,165	2,051
7.250% due 03/15/2015		1,150	1,179
8.875% due 09/30/2027		780	854
9.375% due 04/01/2029		3,053	3,374

Total Panama (Cost $8,982)			8,001

PERU 2.7%

Peru Government International Bond
6.550% due 03/14/2037		$1,583	1,421
7.350% due 07/21/2025		500	500
8.375% due 05/03/2016		1,555	1,683

Total Peru (Cost $3,865)			3,604

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
PHILIPPINES 3.3%

Philippine Government International Bond
6.375% due 01/15/2032		$100	$95
8.375% due 02/15/2011		3,600	3,762
8.875% due 03/17/2015		74	79
9.500% due 02/02/2030		400	450

Total Philippines (Cost $4,506)			4,386

QATAR 0.7%

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$1,000	722

Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.332% due 09/30/2027		250	168

Total Qatar (Cost $1,171)			890

RUSSIA 20.9%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013		9,510	8,874

Gaz Capital S.A.
5.440% due 11/02/2017	EUR	300	232
5.875% due 06/01/2015		200	174
6.212% due 11/22/2016		$2,200	1,458
7.288% due 08/16/2037		1,900	1,120
8.625% due 04/28/2034		6,540	5,396

Gazprom International S.A.
7.201% due 02/01/2020		684	530

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012		150	121

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017		190	109
7.175% due 05/16/2013		1,900	1,387

Russia Government International Bond
7.500% due 03/31/2030		4,052	3,574

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	129
6.625% due 03/20/2017		1,700	825
7.500% due 07/18/2016		2,100	1,102

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012		700	524
8.700% due 08/07/2018		1,200	774

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.375% due 10/22/2011		350	278

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	650

VTB Capital S.A.
6.609% due 10/31/2012		300	219

Total Russia (Cost $38,205)			27,476

SOUTH AFRICA 2.1%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	490
5.875% due 05/30/2022		$1,430	1,185
6.500% due 06/02/2014		750	713
7.375% due 04/25/2012		310	308

Total South Africa (Cost $3,002)			2,696

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SOUTH KOREA 0.2%

Industrial Bank of Korea
4.000% due 05/19/2014		$110	$101

Korea Development Bank
5.750% due 09/10/2013		15	14

KT Corp.
4.875% due 07/15/2015		100	84

Total South Korea (Cost $223)			199

SWITZERLAND 0.6%

Credit Suisse New York
5.000% due 05/15/2013		$100	96

UBS AG
5.750% due 04/25/2018		300	273
5.875% due 12/20/2017		480	442

Total Switzerland (Cost $878)			811

TRINIDAD AND TOBAGO 0.5%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$700	581

Total Trinidad And Tobago (Cost $697)			581

TUNISIA 1.1%

Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	646
7.375% due 04/25/2012		$800	788

Total Tunisia (Cost $1,453)			1,434

UKRAINE 1.6%

Ukraine Government International Bond
4.950% due 10/13/2015	EUR	300	142
6.385% due 06/26/2012		$300	142
6.450% due 08/05/2009		1,150	897
6.875% due 03/04/2011		700	368
7.650% due 06/11/2013		1,300	574

Total Ukraine (Cost $3,861)			2,123

UNITED KINGDOM 0.6%

Barclays Bank PLC
7.700% due 04/29/2049		$650	431

HBOS PLC
6.750% due 05/21/2018		400	352

Total United Kingdom (Cost $1,048)			783

UNITED STATES 35.6%

CORPORATE BONDS & NOTES 9.7%

American Express Bank FSB
5.550% due 10/17/2012		$700	666

American International Group, Inc.
8.175% due 05/15/2058		900	351
8.250% due 08/15/2018		500	367
8.625% due 05/22/2038	GBP	100	49

Bank of America Corp.
8.000% due 12/29/2049		$1,100	792
8.125% due 12/29/2049		1,800	1,349

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup Capital XXI
8.300% due 12/21/2057		$840	$649

Citigroup, Inc.
5.500% due 04/11/2013		700	682
8.400% due 04/29/2049		1,700	1,125

General Electric Capital Corp.
3.322% due 11/01/2012		1,000	827

Goldman Sachs Group, Inc.
1.578% due 12/23/2009		1,300	1,238
6.150% due 04/01/2018		200	193
6.750% due 10/01/2037		1,100	896

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		1,050	1,100

Morgan Stanley
6.625% due 04/01/2018		800	703

SLM Corp.
3.125% due 09/17/2012	EUR	500	461
3.765% due 10/25/2011		$100	77
4.750% due 03/17/2014	EUR	300	249
8.450% due 06/15/2018		$200	158

Wachovia Corp.
5.500% due 05/01/2013		250	247
5.750% due 02/01/2018		300	301

Wells Fargo Capital XIII
7.700% due 12/29/2049		300	248

			12,728

MORTGAGE-BACKED SECURITIES 1.4%

American Home Mortgage Assets
0.681% due 10/25/2046		154	54

American Home Mortgage Investment Trust
5.660% due 09/25/2045		37	18

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049		200	147
5.745% due 02/10/2051		200	145

Banc of America Mortgage Securities, Inc.
5.432% due 02/25/2036		17	12

Bear Stearns Adjustable Rate Mortgage Trust
5.009% due 01/25/2035		15	10
5.472% due 05/25/2047		87	50

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049		100	76

Citigroup Mortgage Loan Trust, Inc.
6.014% due 09/25/2037		179	95

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		200	147

Countrywide Alternative Loan Trust
0.702% due 12/20/2046		209	91
0.718% due 07/20/2046		103	42
0.801% due 11/20/2035		40	20
3.256% due 12/25/2035		53	26

GSR Mortgage Loan Trust
5.181% due 01/25/2036		36	25

Indymac Index Mortgage Loan Trust
0.711% due 07/25/2035		9	4

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047		200	151
5.747% due 02/12/2049		100	74
5.794% due 02/12/2051		200	146

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		168	121

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Morgan Stanley Capital I
5.809% due 12/12/2049	$200	$150

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	19	15

Residential Accredit Loans, Inc.
0.671% due 12/25/2046	700	74

WaMu Mortgage Pass-Through Certificates
2.956% due 02/25/2047	110	41
5.449% due 02/25/2037	104	62

Wells Fargo Mortgage-Backed Securities Trust
5.594% due 07/25/2036	38	21

		1,817

U.S. GOVERNMENT AGENCIES 24.0%

Fannie Mae
5.000% due 01/01/2039 - 02/01/2039	7,000	7,140
5.500% due 01/01/2039	13,900	14,250
6.000% due 10/01/2036 - 01/01/2039	9,400	9,677

Freddie Mac
5.721% due 03/01/2036 (e)	503	511

		31,578

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
2.500% due 03/31/2013	650	697

Total United States (Cost $48,845)		46,820

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
URUGUAY 2.1%

Uruguay Government International Bond
3.700% due 06/26/2037 (b)	UYU	5,022	$92
5.000% due 09/14/2018 (b)		6,930	193
7.625% due 03/21/2036		$400	338
8.000% due 11/18/2022		2,122	1,973
9.250% due 05/17/2017		200	205

Total Uruguay (Cost $3,431)			2,801

VENEZUELA 4.1%

Petroleos de Venezuela S.A.
5.250% due 04/12/2017		$1,350	490
5.375% due 04/12/2027		600	177

Venezuela Government International Bond
5.059% due 04/20/2011		1,200	734
5.375% due 08/07/2010		1,850	1,443
5.750% due 02/26/2016		770	331
6.000% due 12/09/2020		1,900	717
8.500% due 10/08/2014		500	263
9.375% due 01/13/2034		50	23
10.750% due 09/19/2013		1,850	1,221

Total Venezuela (Cost $9,627)			5,399

VIETNAM 0.1%

Vietnam Government International Bond
6.875% due 01/15/2016		$100	83

Total Vietnam (Cost $99)			83

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 12.1%

REPURCHASE AGREEMENTS 1.2%

JPMorgan Chase Bank N.A.
0.010% due 01/07/2009	$687	$687
(Dated 12/10/2008. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $693. Repurchase proceeds are $687.)
0.020% due 01/02/2009	800	800
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2010 valued at $808. Repurchase proceeds are $800.)

		1,487

U.S. CASH MANAGEMENT BILLS 0.9%
0.616% due 04/29/2009 - 05/15/2009 (a)(c)	1,210	1,210

U.S. TREASURY BILLS 10.0%
0.113% due 01/02/2009 - 06/11/2009 (a)(c)	13,160	13,158

Total Short-Term Instruments (Cost $15,855)		15,855

Total Investments 127.9% (Cost $194,084)		$168,075

Other Assets and Liabilities (Net) (27.9%)		(36,650)

Net Assets 100.0%		$131,425

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities with an aggregate market value of $11,308 and cash of $500 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $9,801 at a weighted average interest rate of 3.168%. On December 31, 2008, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $133 and cash of $695 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	615	$3,526

(f)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Morgan Stanley	BCLY	(1.040%	)	06/20/2015	3.794%	$100	$13	$0	$13
Morgan Stanley	BOA	(1.200%	)	06/20/2015	3.794%	100	13	0	13
Morgan Stanley	BOA	(1.210%	)	06/20/2015	3.794%	100	13	0	13

							$39	$0	$39

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.360%	08/20/2011	2.822%	$600	$(19)	$0	$(19)
Brazil Government International Bond	CSFB	3.250%	12/20/2009	2.340%	1,000	10	0	10
Brazil Government International Bond	JPM	0.410%	04/20/2009	1.084%	790	(1)	0	(1)
Brazil Government International Bond	MSC	2.100%	08/20/2016	3.220%	250	(15)	0	(15)
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	7.374%	500	(149)	0	(149)
Colombia Government International Bond	MSC	0.760%	03/20/2010	2.474%	250	(5)	0	(5)
Colombia Government International Bond	UBS	1.070%	01/20/2012	2.832%	1,000	(46)	0	(46)
General Electric Capital Corp.	CITI	3.950%	03/20/2017	2.802%	400	30	0	30
Indonesia Government International Bond	BCLY	1.000%	06/20/2009	5.674%	790	(17)	0	(17)
Indonesia Government International Bond	BCLY	1.400%	12/20/2011	6.602%	500	(67)	0	(67)
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	6.252%	1,000	(213)	0	(213)
Indonesia Government International Bond	CITI	1.580%	12/20/2011	6.602%	100	(13)	0	(13)
Indonesia Government International Bond	CITI	2.280%	06/20/2013	6.448%	375	(56)	0	(56)
Indonesia Government International Bond	CITI	2.290%	12/20/2016	6.252%	200	(43)	0	(43)
Indonesia Government International Bond	DUB	2.330%	06/20/2013	6.448%	375	(55)	0	(55)
Indonesia Government International Bond	RBS	1.525%	12/20/2011	6.602%	1,400	(183)	0	(183)
Indonesia Government International Bond	RBS	2.385%	09/20/2016	6.263%	200	(41)	0	(41)
Indonesia Government International Bond	RBS	2.480%	09/20/2016	6.263%	1,000	(201)	0	(201)
Indonesia Government International Bond	RBS	2.345%	12/20/2016	6.252%	100	(21)	0	(21)
Indonesia Government International Bond	UBS	2.320%	06/20/2013	6.448%	1,000	(148)	0	(148)
JSC Gazprom	UBS	0.945%	10/20/2011	10.875%	2,500	(551)	0	(551)
Malaysia Government International Bond	JPM	0.380%	06/20/2009	1.444%	790	(2)	0	(2)
Mexico Government International Bond	DUB	2.950%	12/20/2009	2.208%	1,000	9	0	9
Mexico Government International Bond	JPM	2.840%	01/04/2013	2.831%	1,600	23	0	23
Mexico Government International Bond	UBS	0.695%	01/20/2017	3.098%	300	(46)	0	(46)
Panama Government International Bond	DUB	0.500%	04/20/2009	2.386%	790	(4)	0	(4)
Peru Government International Bond	MSC	1.220%	10/20/2011	2.671%	500	(18)	0	(18)
Petroleos Mexicanos	JPM	1.130%	04/20/2016	3.353%	1,400	(180)	0	(180)
Philippines Government International Bond	BCLY	1.770%	09/20/2012	3.593%	210	(13)	0	(13)
Philippines Government International Bond	BCLY	1.920%	09/20/2012	3.593%	1,000	(56)	0	(56)
Philippines Government International Bond	CITI	2.240%	03/20/2013	3.694%	1,700	(92)	0	(92)
Philippines Government International Bond	CITI	2.340%	03/20/2013	3.694%	5,600	(281)	0	(281)
Philippines Government International Bond	CITI	2.380%	03/20/2013	3.694%	1,000	(49)	0	(49)
Philippines Government International Bond	CITI	1.770%	12/20/2017	3.652%	700	(88)	0	(88)
Philippines Government International Bond	CITI	2.730%	03/20/2018	3.638%	1,400	(86)	0	(86)
Philippines Government International Bond	CITI	2.770%	06/20/2018	3.626%	2,400	(141)	0	(141)
Philippines Government International Bond	DUB	2.340%	03/20/2013	3.694%	300	(15)	0	(15)
Philippines Government International Bond	MSC	1.770%	09/20/2012	3.593%	40	(2)	0	(2)
Philippines Government International Bond	MSC	2.440%	09/20/2017	3.663%	800	(64)	0	(64)
Philippines Government International Bond	UBS	1.790%	09/20/2012	3.593%	160	(10)	0	(10)
Republic of Korea Government Bond	JPM	3.430%	12/20/2009	3.138%	500	2	0	2
Republic of Korea Government Bond	JPM	3.800%	12/20/2009	3.138%	1,000	8	0	8
RSHB Capital S.A. for OJSC Russian Agricultural Bank	MSC	2.000%	10/20/2012	10.730%	400	(100)	0	(100)
Russia Government International Bond	BCLY	1.650%	07/20/2011	10.971%	800	(153)	0	(153)
Russia Government International Bond	CSFB	11.000%	06/20/2009	9.837%	1,000	11	0	11
Russia Government International Bond	CSFB	1.870%	10/20/2012	10.730%	200	(51)	0	(51)
Russia Government International Bond	HSBC	11.000%	06/20/2009	9.837%	500	5	0	5
Russia Government International Bond	JPM	0.645%	04/20/2009	9.717%	790	(20)	0	(20)
Russia Government International Bond	MLP	3.160%	10/02/2013	7.533%	450	(68)	0	(68)
Russia Government International Bond	MLP	2.310%	01/21/2014	7.435%	525	(97)	0	(97)
Ukraine Government International Bond	BCLY	1.700%	03/20/2011	33.665%	500	(224)	0	(224)
Ukraine Government International Bond	MLP	1.500%	01/20/2012	32.683%	500	(261)	0	(261)
Ukraine Government International Bond	MSC	1.560%	04/20/2009	36.442%	790	(76)	0	(76)
Ukraine Government International Bond	MSC	1.600%	01/20/2012	32.683%	100	(52)	0	(52)
Ukraine Government International Bond	UBS	1.480%	03/20/2012	32.461%	1,000	(535)	0	(535)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	6.279%	1,000	(135)	0	(135)

						$(4,665)	$0	$(4,665)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-10 Index	BCLY	3.350%	12/20/2013	$3,300	$(491)	$(195)	$(296)
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	1,264	6	0	6
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	389	2	0	2
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	194	1	0	1
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	292	1	0	1
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	389	2	0	2
CDX.IG-9 5-Year Index 30-100%	GSC	0.720%	12/20/2012	3,208	18	0	18

					$(461)	$(195)	$(266)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		$11,700	$2,546	$141	$2,405
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	RBS		500	109	16	93
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		11,300	(1,579)	(1,373)	(206)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		300	(102)	0	(102)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		1,400	(32)	(120)	88
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(4)	(9)	5
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		1,200	(545)	33	(578)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		3,400	(1,542)	73	(1,615)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		3,000	(1,364)	11	(1,375)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		2,000	(910)	(138)	(772)
Pay	6-Month AUD Bank Bill	7.250%	06/15/2013	CSFB	AUD	1,900	164	7	157
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC	EUR	300	24	(6)	30
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC	GBP	100	12	(2)	14
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		400	49	(10)	59

							$(3,174)	$(1,377)	$(1,797)

(g)	Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	264	$128,000	$1,650
Sales	166	0	109
Closing Buys	(407)	(128,000)	(1,741)
Expirations	0	0	0
Exercised	(23)	0	(18)

Balance at 12/31/2008	0	$0	$0

(h)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
U.S. Treasury Notes	2.500%	03/31/2013	$650	$650	$696

(i)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	HSBC	3,039	02/2009	$93	$0	$93
Buy		JPM	1,561	02/2009	25	0	25
Sell	CLP	HSBC	426,468	05/2009	0	(2)	(2)
Buy		JPM	431,979	05/2009	0	(241)	(241)
Buy	CNY	BCLY	3,212	09/2009	0	(2)	(2)
Buy		CITI	2,082	09/2009	0	(1)	(1)
Buy		DUB	9,562	09/2009	0	(5)	(5)
Buy		HSBC	4,160	09/2009	1	(3)	(2)
Buy		JPM	4,715	09/2009	2	(2)	0

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	COP	CITI	584,973	05/2009	$0	$(14)	$(14)
Buy	CZK	BCLY	861	01/2009	2	0	2
Sell	EUR	MSC	534	01/2009	0	(44)	(44)
Sell		RBS	1,263	01/2009	0	(160)	(160)
Sell	GBP	CITI	952	01/2009	43	0	43
Sell	HUF	JPM	249,220	05/2009	0	(160)	(160)
Buy	IDR	BCLY	514,500	03/2009	0	(4)	(4)
Sell		BCLY	310,200	03/2009	3	0	3
Sell		CITI	606,554	03/2009	5	0	5
Buy		DUB	512,000	03/2009	0	(5)	(5)
Sell		HSBC	336,300	03/2009	0	0	0
Sell		RBS	107,900	03/2009	0	0	0
Buy	MXN	BCLY	168	05/2009	0	0	0
Sell		CITI	13,710	05/2009	300	0	300
Buy		MLP	566	05/2009	0	(3)	(3)
Buy	MYR	BCLY	22	02/2009	0	0	0
Buy	PHP	BCLY	5,400	02/2009	0	(7)	(7)
Buy		DUB	2,600	02/2009	0	(4)	(4)
Sell		DUB	35,192	02/2009	0	(7)	(7)
Buy		HSBC	6,430	02/2009	0	(9)	(9)
Buy		JPM	9,052	02/2009	0	(10)	(10)
Buy		MLP	2,000	02/2009	0	(3)	(3)
Buy		MSC	7,200	02/2009	0	(10)	(10)
Buy		RBS	2,000	02/2009	0	(3)	(3)
Buy		LEH	1,300	12/2010	0	(2)	(2)
Sell		LEH	1,300	12/2010	0	0	0
Sell	PLN	DUB	700	05/2009	14	0	14
Buy		HSBC	295	05/2009	0	(32)	(32)
Buy	RON	DUB	3,623	01/2009	0	(230)	(230)
Sell		DUB	3,623	01/2009	106	0	106
Sell	RUB	BCLY	57,654	05/2009	48	0	48
Buy		RBS	57,654	05/2009	0	(685)	(685)
Sell	SGD	CITI	784	01/2009	0	(21)	(21)
Buy		CITI	646	07/2009	7	0	7
Buy		JPM	575	07/2009	17	0	17
Buy	SKK	MSC	1,079	01/2009	0	(5)	(5)
Sell	TRY	BCLY	1,159	02/2009	0	(64)	(64)
Sell	ZAR	BCLY	94	05/2009	0	(1)	(1)

					$666	$(1,739)	$(1,073)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$167,603	$472	$168,075
Short Sales, at value	0	(696)	0	(696)
Other Financial Instruments ++	3,526	(7,762)	0	(4,236)

Total	$3,526	$159,145	$472	$163,143

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$544	$2	$1	$(75)	$0	$472
Other Financial Instruments ++	(7)	0	0	0	(296)	303	0

Total	$(7)	$544	$2	$1	$(371)	$303	$472

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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December 31, 2008

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying

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Notes to Financial Statements (Cont.)

securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps,

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December 31, 2008

under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the

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Notes to Financial Statements (Cont.)

Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(q) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with

20	PIMCO Variable Insurance Trust

December 31, 2008

Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$281,236	$288,465	$93,295	$100,677

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	4,905	$62,929	4,268	$59,319
Advisor Class	344	4,527	126	1,745
Issued as reinvestment of distributions
Administrative Class	1,571	17,750	1,106	15,302
Advisor Class	41	449	5	77
Cost of shares redeemed
Administrative Class	(8,494)	(106,447)	(5,854)	(81,569)
Advisor Class	(138)	(1,739)	(32)	(441)
Net (decrease) resulting from Portfolio share transactions	(1,771)	$(22,531)	(381)	$(5,567)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	6	92	*
Advisor Class	3	95

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the

District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is

22	PIMCO Variable Insurance Trust

December 31, 2008

stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement

No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$1,895	$0	$(33,717)	$(94)	$0	$(707)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$194,431	$1,969	$(28,325)	$(26,356)

(4)	Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$14,823	$3,376	$0
12/31/2007	12,958	2,421	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	29

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

30	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Emerging Markets Bond Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Glossary	25
Privacy Policy	26
Management of the Trust	27
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	29

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Emerging Markets Bon d Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

United States	27.9%
Russia	16.3%
Short-Term Instruments	9.4%
Brazil	7.9%
Mexico	6.6%
Other	31.9%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (03/31/06)
PIMCO Emerging Markets Bond Portfolio Advisor Class	-14.66%	-0.84%
JPMorgan Emerging Markets Bond Index Global±	-10.91%	0.90%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.10% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index Global is an unmanaged index which tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$851.63	$1,019.20
Expenses Paid During Periodà	$5.49	$5.99

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to emerging markets, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	An underweight to Ecuador benefited performance. The JPMorgan EMBIG Ecuador sub index declined 72.85% for the past twelve months.

»	An underweight to Venezuela benefited performance. The JPMorgan EMBIG Venezuela sub index declined 39.95% for the past twelve months.

»	An overweight to Colombia added to performance. The JPMorgan EMBIG Colombia sub index returned -0.54% for the past twelve months.

»	An overweight position in Russia detracted from performance. The JPMorgan EMBIG Russia sub index returned -18.48% for the past twelve months.

»

An underweight position in Turkey was a significant detractor from performance. The JPMorgan EMBIG Turkey sub index returned -2.33% for the past twelve months, outperforming the overall market, represented by the JPMorgan EMBIG Index, which returned -10.91% for the same time period.

»

An underweight to Lebanon detracted from performance. The JPMorgan EMBIG Lebanon sub index returned 5.30% for the past twelve months, outperforming the overall market, represented by the JPMorgan EMBIG Index.

4	PIMCO Variable Insurance Trust

Financial Highlights  Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$13.67	$13.96	$13.59
Net investment income (a)	0.74	0.73	0.52
Net realized/unrealized gain (loss) on investments	(2.71)	0.05	0.58
Total income (loss) from investment operations	(1.97)	0.78	1.10
Dividends from net investment income	(0.81)	(0.79)	(0.54)
Distributions from net realized capital gains	(0.57)	(0.28)	(0.19)
Total distributions	(1.38)	(1.07)	(0.73)
Net asset value end of year or period	$10.32	$13.67	$13.96
Total return	(14.66)%	5.70%	8.30%
Net assets end of year or period (000s)	$3,924	$1,824	$469
Ratio of expenses to average net assets	1.22%	1.10%	1.10%*
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%*
Ratio of net investment income to average net assets	5.89%	5.28%	4.99%*
Portfolio turnover rate	198%	145%	283%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$166,588
Repurchase agreements, at value	1,487
Cash	2,804
Deposits with counterparty	1,194
Foreign currency, at value	342
Receivable for investments sold	3,725
Receivable for Portfolio shares sold	27
Interest and dividends receivable	2,767
Swap premiums paid	319
Unrealized appreciation on foreign currency contracts	666
Unrealized appreciation on swap agreements	3,018
182,937

Liabilities:
Payable for investments purchased	$34,879
Payable for investments purchased on a delayed-delivery basis	655
Payable for Portfolio shares redeemed	119
Payable for short sales	696
Accrued investment advisory fee	49
Accrued administrative fee	43
Accrued distribution fee	1
Accrued servicing fee	14
Variation margin payable	69
Swap premiums received	1,891
Unrealized depreciation on foreign currency contracts	1,739
Unrealized depreciation on swap agreements	9,707
Other liabilities	1,650
51,512

Net Assets	$131,425

Net Assets Consist of:
Paid in capital	$164,048
Undistributed net investment income	2,238
Accumulated undistributed net realized (loss)	(4,565)
Net unrealized (depreciation)	(30,296)
$131,425

Net Assets:
Administrative Class	$127,501
Advisor Class	3,924

Shares Issued and Outstanding:
Administrative Class	12,355
Advisor Class	380

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$10.32
Advisor Class	10.32

Cost of Investments Owned	$192,597
Cost of Repurchase Agreements Owned	$1,487
Cost of Foreign Currency Held	$339
Proceeds Received on Short Sales	$650

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Emerging Markets Bond Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$12,280
Miscellaneous income	1
Total Income	12,281

Expenses:
Investment advisory fees	789
Administrative fees	701
Servicing fees – Administrative Class	257
Distribution and/or servicing fees – Advisor Class	10
Trustees’ fees	1
Interest expense	235
Total Expenses	1,993

Net Investment Income	10,288

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,839
Net realized (loss) on futures contracts, written options and swaps	(8,395)
Net realized gain on foreign currency transactions	4,079
Net change in unrealized (depreciation) on investments	(33,048)
Net change in unrealized appreciation on futures contracts, written options and swaps	169
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,098)
Net (Loss)	(36,454)

Net (Decrease) in Net Assets Resulting from Operations	$(26,166)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$10,288	$10,575
Net realized gain (loss)	(2,477)	7,185
Net change in unrealized (depreciation)	(33,977)	(6,260)
Net increase (decrease) resulting from operations	(26,166)	11,500

Distributions to Shareholders:
From net investment income
Administrative Class	(11,075)	(11,394)
Advisor Class	(248)	(47)
From net realized capital gains
Administrative Class	(6,675)	(3,908)
Advisor Class	(201)	(30)

Total Distributions	(18,199)	(15,379)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	62,929	59,319
Advisor Class	4,527	1,745
Issued as reinvestment of distributions
Administrative Class	17,750	15,302
Advisor Class	449	77
Cost of shares redeemed
Administrative Class	(106,447)	(81,569)
Advisor Class	(1,739)	(441)
Net (decrease) resulting from Portfolio share transactions	(22,531)	(5,567)

Total (Decrease) in Net Assets	(66,896)	(9,446)

Net Assets:
Beginning of year	198,321	207,767
End of year*	$131,425	$198,321

*Including undistributed net investment income of:	$2,238	$2,545

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BERMUDA 0.3%

BW GAS Ltd.
6.625% due 06/28/2017		$480	$369

Total Bermuda (Cost $478)			369

BRAZIL 10.1%

Brazil Government International Bond
6.000% due 01/17/2017		429	445
7.125% due 01/20/2037		100	114
7.875% due 03/07/2015		3,625	4,132
8.250% due 01/20/2034		2,590	3,179
8.750% due 02/04/2025		1,700	2,100
8.875% due 04/15/2024		350	436
10.250% due 01/10/2028	BRL	850	330
12.500% due 01/05/2016		500	226

Embraer Overseas Ltd.
6.375% due 01/24/2017		$300	216

Empresa Energetica de Sergipe
10.500% due 07/19/2013		200	181

GTL Trade Finance, Inc.
7.250% due 10/20/2017		400	336

ISA Capital do Brasil S.A.
7.875% due 01/30/2012		300	285
8.800% due 01/30/2017		700	619

Vale Overseas Ltd.
6.250% due 01/23/2017		500	473
6.875% due 11/21/2036		200	182

Total Brazil (Cost $12,712)			13,254

CAYMAN ISLANDS 0.2%

Petrobras International Finance Co.
6.125% due 10/06/2016		$250	245

Total Cayman Islands (Cost $243)			245

CHILE 1.9%

CODELCO, Inc.
5.625% due 09/21/2035		$200	168
6.150% due 10/24/2036		2,300	2,052

Empresa Nacional de Electricidad S.A.
8.350% due 08/01/2013		200	212

Total Chile (Cost $2,806)			2,432

CHINA 0.8%

CITIC Resources Finance Ltd.
6.750% due 05/15/2014		$200	131

Export-Import Bank of China
4.875% due 07/21/2015		550	536

Sino-Forest Corp.
9.125% due 08/17/2011		500	383

Total China (Cost $1,262)			1,050

COLOMBIA 6.1%

Colombia Government International Bond
7.375% due 01/27/2017		$2,800	2,926
7.375% due 09/18/2037		1,130	1,113
8.250% due 12/22/2014		2,825	3,058

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
10.375% due 01/28/2033		$225	$282
10.750% due 01/15/2013		400	468
12.000% due 10/22/2015	COP	457,000	225

Total Colombia (Cost $8,211)			8,072

EGYPT 0.6%

Petroleum Export Ltd.
5.265% due 06/15/2011		$363	338

Petroleum Export Ltd. II
6.340% due 06/20/2011		554	472

Total Egypt (Cost $909)			810

EL SALVADOR 0.5%

AES El Salvador Trust
6.750% due 02/01/2016		$700	502

El Salvador Government International Bond
8.500% due 07/25/2011		150	146

Total El Salvador (Cost $842)			648

FRANCE 0.1%

France Telecom S.A.
7.750% due 03/01/2011		$100	105

Total France (Cost $103)			105

GUATEMALA 0.4%

Guatemala Government Bond
9.250% due 08/01/2013		$570	577

Total Guatemala (Cost $570)			577

INDIA 0.4%

ICICI Bank Ltd.
5.750% due 01/12/2012		$700	553

Total India (Cost $699)			553

INDONESIA 1.8%

Indonesia Government International Bond
6.875% due 03/09/2017		$2,200	1,818

Majapahit Holding BV
7.250% due 10/17/2011		253	191
7.250% due 06/28/2017		400	210
7.875% due 06/29/2037		400	183

Total Indonesia (Cost $3,216)			2,402

KAZAKHSTAN 1.3%

Intergas Finance BV
6.375% due 05/14/2017		$300	175
6.875% due 11/04/2011		126	99

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011		300	204

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		1,715	1,213

Total Kazakhstan (Cost $2,447)			1,691

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
MALAYSIA 0.3%

Malaysia Government International Bond
8.750% due 06/01/2009		$120	$123

Tenaga Nasional Bhd.
7.500% due 11/01/2025		250	231

TNB Capital L Ltd.
5.250% due 05/05/2015		100	89

Total Malaysia (Cost $513)			443

MEXICO 8.4%

America Movil SAB de C.V.
5.500% due 03/01/2014		1,350	1,248
5.750% due 01/15/2015		200	184
8.460% due 12/18/2036	MXN	5,400	271

Banco Mercantil del Norte S.A.
5.875% due 02/17/2014		$145	121

C10 Capital SPV Ltd.
6.722% due 12/31/2049		200	95

C5 Capital SPV Ltd.
6.196% due 12/01/2049		100	46

C8 Capital SPV Ltd.
6.640% due 12/29/2049		1,100	559

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015		1,500	1,088

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		100	73

Mexican Bonos
7.250% due 12/15/2016	MXN	8,600	596
9.500% due 12/18/2014		6,436	501

Mexico Government International Bond
6.750% due 09/27/2034		$2,934	3,110
7.500% due 04/08/2033		2,460	2,823

Pemex Project Funding Master Trust
6.625% due 06/15/2035		250	212
6.625% due 06/15/2038		200	168

Total Mexico (Cost $12,925)			11,095

NEW ZEALAND 0.3%

ANZ National International Ltd.
6.200% due 07/19/2013		$400	387

Total New Zealand (Cost $400)			387

PANAMA 6.1%

Panama Government International Bond
6.700% due 01/26/2036		$600	543
7.125% due 01/29/2026		2,165	2,051
7.250% due 03/15/2015		1,150	1,179
8.875% due 09/30/2027		780	854
9.375% due 04/01/2029		3,053	3,374

Total Panama (Cost $8,982)			8,001

PERU 2.7%

Peru Government International Bond
6.550% due 03/14/2037		$1,583	1,421
7.350% due 07/21/2025		500	500
8.375% due 05/03/2016		1,555	1,683

Total Peru (Cost $3,865)			3,604

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
PHILIPPINES 3.3%

Philippine Government International Bond
6.375% due 01/15/2032		$100	$95
8.375% due 02/15/2011		3,600	3,762
8.875% due 03/17/2015		74	79
9.500% due 02/02/2030		400	450

Total Philippines (Cost $4,506)			4,386

QATAR 0.7%

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$1,000	722

Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.332% due 09/30/2027		250	168

Total Qatar (Cost $1,171)			890

RUSSIA 20.9%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013		9,510	8,874

Gaz Capital S.A.
5.440% due 11/02/2017	EUR	300	232
5.875% due 06/01/2015		200	174
6.212% due 11/22/2016		$2,200	1,458
7.288% due 08/16/2037		1,900	1,120
8.625% due 04/28/2034		6,540	5,396

Gazprom International S.A.
7.201% due 02/01/2020		684	530

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012		150	121

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017		190	109
7.175% due 05/16/2013		1,900	1,387

Russia Government International Bond
7.500% due 03/31/2030		4,052	3,574

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	129
6.625% due 03/20/2017		1,700	825
7.500% due 07/18/2016		2,100	1,102

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012		700	524
8.700% due 08/07/2018		1,200	774

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.375% due 10/22/2011		350	278

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	650

VTB Capital S.A.
6.609% due 10/31/2012		300	219

Total Russia (Cost $38,205)			27,476

SOUTH AFRICA 2.1%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	490
5.875% due 05/30/2022		$1,430	1,185
6.500% due 06/02/2014		750	713
7.375% due 04/25/2012		310	308

Total South Africa (Cost $3,002)			2,696

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SOUTH KOREA 0.2%

Industrial Bank of Korea
4.000% due 05/19/2014		$110	$101

Korea Development Bank
5.750% due 09/10/2013		15	14

KT Corp.
4.875% due 07/15/2015		100	84

Total South Korea (Cost $223)			199

SWITZERLAND 0.6%

Credit Suisse New York
5.000% due 05/15/2013		$100	96

UBS AG
5.750% due 04/25/2018		300	273
5.875% due 12/20/2017		480	442

Total Switzerland (Cost $878)			811

TRINIDAD AND TOBAGO 0.5%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$700	581

Total Trinidad And Tobago (Cost $697)			581

TUNISIA 1.1%

Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	646
7.375% due 04/25/2012		$800	788

Total Tunisia (Cost $1,453)			1,434

UKRAINE 1.6%

Ukraine Government International Bond
4.950% due 10/13/2015	EUR	300	142
6.385% due 06/26/2012		$300	142
6.450% due 08/05/2009		1,150	897
6.875% due 03/04/2011		700	368
7.650% due 06/11/2013		1,300	574

Total Ukraine (Cost $3,861)			2,123

UNITED KINGDOM 0.6%

Barclays Bank PLC
7.700% due 04/29/2049		$650	431

HBOS PLC
6.750% due 05/21/2018		400	352

Total United Kingdom (Cost $1,048)			783

UNITED STATES 35.6%

CORPORATE BONDS & NOTES 9.7%

American Express Bank FSB
5.550% due 10/17/2012		$700	666

American International Group, Inc.
8.175% due 05/15/2058		900	351
8.250% due 08/15/2018		500	367
8.625% due 05/22/2038	GBP	100	49

Bank of America Corp.
8.000% due 12/29/2049		$1,100	792
8.125% due 12/29/2049		1,800	1,349

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup Capital XXI
8.300% due 12/21/2057		$840	$649

Citigroup, Inc.
5.500% due 04/11/2013		700	682
8.400% due 04/29/2049		1,700	1,125

General Electric Capital Corp.
3.322% due 11/01/2012		1,000	827

Goldman Sachs Group, Inc.
1.578% due 12/23/2009		1,300	1,238
6.150% due 04/01/2018		200	193
6.750% due 10/01/2037		1,100	896

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		1,050	1,100

Morgan Stanley
6.625% due 04/01/2018		800	703

SLM Corp.
3.125% due 09/17/2012	EUR	500	461
3.765% due 10/25/2011		$100	77
4.750% due 03/17/2014	EUR	300	249
8.450% due 06/15/2018		$200	158

Wachovia Corp.
5.500% due 05/01/2013		250	247
5.750% due 02/01/2018		300	301

Wells Fargo Capital XIII
7.700% due 12/29/2049		300	248

			12,728

MORTGAGE-BACKED SECURITIES 1.4%

American Home Mortgage Assets
0.681% due 10/25/2046		154	54

American Home Mortgage Investment Trust
5.660% due 09/25/2045		37	18

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049		200	147
5.745% due 02/10/2051		200	145

Banc of America Mortgage Securities, Inc.
5.432% due 02/25/2036		17	12

Bear Stearns Adjustable Rate Mortgage Trust
5.009% due 01/25/2035		15	10
5.472% due 05/25/2047		87	50

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049		100	76

Citigroup Mortgage Loan Trust, Inc.
6.014% due 09/25/2037		179	95

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		200	147

Countrywide Alternative Loan Trust
0.702% due 12/20/2046		209	91
0.718% due 07/20/2046		103	42
0.801% due 11/20/2035		40	20
3.256% due 12/25/2035		53	26

GSR Mortgage Loan Trust
5.181% due 01/25/2036		36	25

Indymac Index Mortgage Loan Trust
0.711% due 07/25/2035		9	4

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047		200	151
5.747% due 02/12/2049		100	74
5.794% due 02/12/2051		200	146

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		168	121

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Morgan Stanley Capital I
5.809% due 12/12/2049	$200	$150

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	19	15

Residential Accredit Loans, Inc.
0.671% due 12/25/2046	700	74

WaMu Mortgage Pass-Through Certificates
2.956% due 02/25/2047	110	41
5.449% due 02/25/2037	104	62

Wells Fargo Mortgage-Backed Securities Trust
5.594% due 07/25/2036	38	21

		1,817

U.S. GOVERNMENT AGENCIES 24.0%

Fannie Mae
5.000% due 01/01/2039 - 02/01/2039	7,000	7,140
5.500% due 01/01/2039	13,900	14,250
6.000% due 10/01/2036 - 01/01/2039	9,400	9,677

Freddie Mac
5.721% due 03/01/2036 (e)	503	511

		31,578

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
2.500% due 03/31/2013	650	697

Total United States (Cost $48,845)		46,820

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
URUGUAY 2.1%

Uruguay Government International Bond
3.700% due 06/26/2037 (b)	UYU	5,022	$92
5.000% due 09/14/2018 (b)		6,930	193
7.625% due 03/21/2036		$400	338
8.000% due 11/18/2022		2,122	1,973
9.250% due 05/17/2017		200	205

Total Uruguay (Cost $3,431)			2,801

VENEZUELA 4.1%

Petroleos de Venezuela S.A.
5.250% due 04/12/2017		$1,350	490
5.375% due 04/12/2027		600	177

Venezuela Government International Bond
5.059% due 04/20/2011		1,200	734
5.375% due 08/07/2010		1,850	1,443
5.750% due 02/26/2016		770	331
6.000% due 12/09/2020		1,900	717
8.500% due 10/08/2014		500	263
9.375% due 01/13/2034		50	23
10.750% due 09/19/2013		1,850	1,221

Total Venezuela (Cost $9,627)			5,399

VIETNAM 0.1%

Vietnam Government International Bond
6.875% due 01/15/2016		$100	83

Total Vietnam (Cost $99)			83

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 12.1%

REPURCHASE AGREEMENTS 1.2%

JPMorgan Chase Bank N.A.
0.010% due 01/07/2009	$687	$687
(Dated 12/10/2008. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $693. Repurchase proceeds are $687.)
0.020% due 01/02/2009	800	800
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2010 valued at $808. Repurchase proceeds are $800.)

		1,487

U.S. CASH MANAGEMENT BILLS 0.9%
0.616% due 04/29/2009 - 05/15/2009 (a)(c)	1,210	1,210

U.S. TREASURY BILLS 10.0%
0.113% due 01/02/2009 - 06/11/2009 (a)(c)	13,160	13,158

Total Short-Term Instruments (Cost $15,855)		15,855

Total Investments 127.9% (Cost $194,084)		$168,075

Other Assets and Liabilities (Net) (27.9%)		(36,650)

Net Assets 100.0%		$131,425

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities with an aggregate market value of $11,308 and cash of $500 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $9,801 at a weighted average interest rate of 3.168%. On December 31, 2008, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $133 and cash of $695 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	615	$3,526

(f)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Morgan Stanley	BCLY	(1.040%	)	06/20/2015	3.794%	$100	$13	$0	$13
Morgan Stanley	BOA	(1.200%	)	06/20/2015	3.794%	100	13	0	13
Morgan Stanley	BOA	(1.210%	)	06/20/2015	3.794%	100	13	0	13

							$39	$0	$39

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.360%	08/20/2011	2.822%	$600	$(19)	$0	$(19)
Brazil Government International Bond	CSFB	3.250%	12/20/2009	2.340%	1,000	10	0	10
Brazil Government International Bond	JPM	0.410%	04/20/2009	1.084%	790	(1)	0	(1)
Brazil Government International Bond	MSC	2.100%	08/20/2016	3.220%	250	(15)	0	(15)
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	7.374%	500	(149)	0	(149)
Colombia Government International Bond	MSC	0.760%	03/20/2010	2.474%	250	(5)	0	(5)
Colombia Government International Bond	UBS	1.070%	01/20/2012	2.832%	1,000	(46)	0	(46)
General Electric Capital Corp.	CITI	3.950%	03/20/2017	2.802%	400	30	0	30
Indonesia Government International Bond	BCLY	1.000%	06/20/2009	5.674%	790	(17)	0	(17)
Indonesia Government International Bond	BCLY	1.400%	12/20/2011	6.602%	500	(67)	0	(67)
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	6.252%	1,000	(213)	0	(213)
Indonesia Government International Bond	CITI	1.580%	12/20/2011	6.602%	100	(13)	0	(13)
Indonesia Government International Bond	CITI	2.280%	06/20/2013	6.448%	375	(56)	0	(56)
Indonesia Government International Bond	CITI	2.290%	12/20/2016	6.252%	200	(43)	0	(43)
Indonesia Government International Bond	DUB	2.330%	06/20/2013	6.448%	375	(55)	0	(55)
Indonesia Government International Bond	RBS	1.525%	12/20/2011	6.602%	1,400	(183)	0	(183)
Indonesia Government International Bond	RBS	2.385%	09/20/2016	6.263%	200	(41)	0	(41)
Indonesia Government International Bond	RBS	2.480%	09/20/2016	6.263%	1,000	(201)	0	(201)
Indonesia Government International Bond	RBS	2.345%	12/20/2016	6.252%	100	(21)	0	(21)
Indonesia Government International Bond	UBS	2.320%	06/20/2013	6.448%	1,000	(148)	0	(148)
JSC Gazprom	UBS	0.945%	10/20/2011	10.875%	2,500	(551)	0	(551)
Malaysia Government International Bond	JPM	0.380%	06/20/2009	1.444%	790	(2)	0	(2)
Mexico Government International Bond	DUB	2.950%	12/20/2009	2.208%	1,000	9	0	9
Mexico Government International Bond	JPM	2.840%	01/04/2013	2.831%	1,600	23	0	23
Mexico Government International Bond	UBS	0.695%	01/20/2017	3.098%	300	(46)	0	(46)
Panama Government International Bond	DUB	0.500%	04/20/2009	2.386%	790	(4)	0	(4)
Peru Government International Bond	MSC	1.220%	10/20/2011	2.671%	500	(18)	0	(18)
Petroleos Mexicanos	JPM	1.130%	04/20/2016	3.353%	1,400	(180)	0	(180)
Philippines Government International Bond	BCLY	1.770%	09/20/2012	3.593%	210	(13)	0	(13)
Philippines Government International Bond	BCLY	1.920%	09/20/2012	3.593%	1,000	(56)	0	(56)
Philippines Government International Bond	CITI	2.240%	03/20/2013	3.694%	1,700	(92)	0	(92)
Philippines Government International Bond	CITI	2.340%	03/20/2013	3.694%	5,600	(281)	0	(281)
Philippines Government International Bond	CITI	2.380%	03/20/2013	3.694%	1,000	(49)	0	(49)
Philippines Government International Bond	CITI	1.770%	12/20/2017	3.652%	700	(88)	0	(88)
Philippines Government International Bond	CITI	2.730%	03/20/2018	3.638%	1,400	(86)	0	(86)
Philippines Government International Bond	CITI	2.770%	06/20/2018	3.626%	2,400	(141)	0	(141)
Philippines Government International Bond	DUB	2.340%	03/20/2013	3.694%	300	(15)	0	(15)
Philippines Government International Bond	MSC	1.770%	09/20/2012	3.593%	40	(2)	0	(2)
Philippines Government International Bond	MSC	2.440%	09/20/2017	3.663%	800	(64)	0	(64)
Philippines Government International Bond	UBS	1.790%	09/20/2012	3.593%	160	(10)	0	(10)
Republic of Korea Government Bond	JPM	3.430%	12/20/2009	3.138%	500	2	0	2
Republic of Korea Government Bond	JPM	3.800%	12/20/2009	3.138%	1,000	8	0	8
RSHB Capital S.A. for OJSC Russian Agricultural Bank	MSC	2.000%	10/20/2012	10.730%	400	(100)	0	(100)
Russia Government International Bond	BCLY	1.650%	07/20/2011	10.971%	800	(153)	0	(153)
Russia Government International Bond	CSFB	11.000%	06/20/2009	9.837%	1,000	11	0	11
Russia Government International Bond	CSFB	1.870%	10/20/2012	10.730%	200	(51)	0	(51)
Russia Government International Bond	HSBC	11.000%	06/20/2009	9.837%	500	5	0	5
Russia Government International Bond	JPM	0.645%	04/20/2009	9.717%	790	(20)	0	(20)
Russia Government International Bond	MLP	3.160%	10/02/2013	7.533%	450	(68)	0	(68)
Russia Government International Bond	MLP	2.310%	01/21/2014	7.435%	525	(97)	0	(97)
Ukraine Government International Bond	BCLY	1.700%	03/20/2011	33.665%	500	(224)	0	(224)
Ukraine Government International Bond	MLP	1.500%	01/20/2012	32.683%	500	(261)	0	(261)
Ukraine Government International Bond	MSC	1.560%	04/20/2009	36.442%	790	(76)	0	(76)
Ukraine Government International Bond	MSC	1.600%	01/20/2012	32.683%	100	(52)	0	(52)
Ukraine Government International Bond	UBS	1.480%	03/20/2012	32.461%	1,000	(535)	0	(535)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	6.279%	1,000	(135)	0	(135)

						$(4,665)	$0	$(4,665)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-10 Index	BCLY	3.350%	12/20/2013	$3,300	$(491)	$(195)	$(296)
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	1,264	6	0	6
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	389	2	0	2
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	194	1	0	1
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	292	1	0	1
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	389	2	0	2
CDX.IG-9 5-Year Index 30-100%	GSC	0.720%	12/20/2012	3,208	18	0	18

					$(461)	$(195)	$(266)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		$11,700	$2,546	$141	$2,405
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	RBS		500	109	16	93
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		11,300	(1,579)	(1,373)	(206)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		300	(102)	0	(102)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		1,400	(32)	(120)	88
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(4)	(9)	5
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		1,200	(545)	33	(578)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		3,400	(1,542)	73	(1,615)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		3,000	(1,364)	11	(1,375)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		2,000	(910)	(138)	(772)
Pay	6-Month AUD Bank Bill	7.250%	06/15/2013	CSFB	AUD	1,900	164	7	157
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC	EUR	300	24	(6)	30
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC	GBP	100	12	(2)	14
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		400	49	(10)	59

							$(3,174)	$(1,377)	$(1,797)

(g)	Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	264	$128,000	$1,650
Sales	166	0	109
Closing Buys	(407)	(128,000)	(1,741)
Expirations	0	0	0
Exercised	(23)	0	(18)

Balance at 12/31/2008	0	$0	$0

(h)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
U.S. Treasury Notes	2.500%	03/31/2013	$650	$650	$696

(i)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	HSBC	3,039	02/2009	$93	$0	$93
Buy		JPM	1,561	02/2009	25	0	25
Sell	CLP	HSBC	426,468	05/2009	0	(2)	(2)
Buy		JPM	431,979	05/2009	0	(241)	(241)
Buy	CNY	BCLY	3,212	09/2009	0	(2)	(2)
Buy		CITI	2,082	09/2009	0	(1)	(1)
Buy		DUB	9,562	09/2009	0	(5)	(5)
Buy		HSBC	4,160	09/2009	1	(3)	(2)
Buy		JPM	4,715	09/2009	2	(2)	0

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	COP	CITI	584,973	05/2009	$0	$(14)	$(14)
Buy	CZK	BCLY	861	01/2009	2	0	2
Sell	EUR	MSC	534	01/2009	0	(44)	(44)
Sell		RBS	1,263	01/2009	0	(160)	(160)
Sell	GBP	CITI	952	01/2009	43	0	43
Sell	HUF	JPM	249,220	05/2009	0	(160)	(160)
Buy	IDR	BCLY	514,500	03/2009	0	(4)	(4)
Sell		BCLY	310,200	03/2009	3	0	3
Sell		CITI	606,554	03/2009	5	0	5
Buy		DUB	512,000	03/2009	0	(5)	(5)
Sell		HSBC	336,300	03/2009	0	0	0
Sell		RBS	107,900	03/2009	0	0	0
Buy	MXN	BCLY	168	05/2009	0	0	0
Sell		CITI	13,710	05/2009	300	0	300
Buy		MLP	566	05/2009	0	(3)	(3)
Buy	MYR	BCLY	22	02/2009	0	0	0
Buy	PHP	BCLY	5,400	02/2009	0	(7)	(7)
Buy		DUB	2,600	02/2009	0	(4)	(4)
Sell		DUB	35,192	02/2009	0	(7)	(7)
Buy		HSBC	6,430	02/2009	0	(9)	(9)
Buy		JPM	9,052	02/2009	0	(10)	(10)
Buy		MLP	2,000	02/2009	0	(3)	(3)
Buy		MSC	7,200	02/2009	0	(10)	(10)
Buy		RBS	2,000	02/2009	0	(3)	(3)
Buy		LEH	1,300	12/2010	0	(2)	(2)
Sell		LEH	1,300	12/2010	0	0	0
Sell	PLN	DUB	700	05/2009	14	0	14
Buy		HSBC	295	05/2009	0	(32)	(32)
Buy	RON	DUB	3,623	01/2009	0	(230)	(230)
Sell		DUB	3,623	01/2009	106	0	106
Sell	RUB	BCLY	57,654	05/2009	48	0	48
Buy		RBS	57,654	05/2009	0	(685)	(685)
Sell	SGD	CITI	784	01/2009	0	(21)	(21)
Buy		CITI	646	07/2009	7	0	7
Buy		JPM	575	07/2009	17	0	17
Buy	SKK	MSC	1,079	01/2009	0	(5)	(5)
Sell	TRY	BCLY	1,159	02/2009	0	(64)	(64)
Sell	ZAR	BCLY	94	05/2009	0	(1)	(1)

					$666	$(1,739)	$(1,073)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$167,603	$472	$168,075
Short Sales, at value	0	(696)	0	(696)
Other Financial Instruments ++	3,526	(7,762)	0	(4,236)

Total	$3,526	$159,145	$472	$163,143

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$544	$2	$1	$(75)	$0	$472
Other Financial Instruments ++	(7)	0	0	0	(296)	303	0

Total	$(7)	$544	$2	$1	$(371)	$303	$472

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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December 31, 2008

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying

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Notes to Financial Statements (Cont.)

securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps,

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December 31, 2008

under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the

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Notes to Financial Statements (Cont.)

Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(q) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with

20	PIMCO Variable Insurance Trust

December 31, 2008

Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$281,236	$288,465	$93,295	$100,677

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	4,905	$62,929	4,268	$59,319
Advisor Class	344	4,527	126	1,745
Issued as reinvestment of distributions
Administrative Class	1,571	17,750	1,106	15,302
Advisor Class	41	449	5	77
Cost of shares redeemed
Administrative Class	(8,494)	(106,447)	(5,854)	(81,569)
Advisor Class	(138)	(1,739)	(32)	(441)
Net (decrease) resulting from Portfolio share transactions	(1,771)	$(22,531)	(381)	$(5,567)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	6	92	*
Advisor Class	3	95

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the

District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is

22	PIMCO Variable Insurance Trust

December 31, 2008

stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement

No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$1,895	$0	$(33,717)	$(94)	$0	$(707)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$194,431	$1,969	$(28,325)	$(26,356)

(4)	Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$14,823	$3,376	$0
12/31/2007	12,958	2,421	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	29

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

30	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Foreign Bond Portfolio (U.S. Dollar-Hedged)

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Glossary	29
Federal Income Tax Information	30
Privacy Policy	31
Management of the Trust	32
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	34

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

United States	55.3%
Japan	16.8%
Short-Term Instruments	6.0%
France	5.6%
United Kingdom	4.0%
Other	12.3%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (02/16/99)*
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	-2.40%	2.78%	3.96%
JPMorgan GBI Global ex-U.S. Index Hedged in USD±	7.98%	5.38%	5.42%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global ex-U.S. Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$981.78	$1,020.56
Expenses Paid During Periodà	$4.53	$4.62

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	A curve-steepening bias in the U.S., Europe and the U.K. during the second half of the year benefited performance as the yield curves in these regions steepened.

»	An underweight to the British pound and the euro during the second and third quarter benefited performance as these currencies depreciated relative to the U.S. dollar.

»	Holdings of corporate bonds, especially those of select financial companies, detracted from performance as spreads on these bonds widened during the period.

»	Exposure to short dated interest rate swaps, especially in Europe, detracted from performance as swap spreads widened versus European government bonds.

»	A position in Japanese inflation-linked bonds detracted from returns as they underperformed nominal Japanese government bonds.

»	Holdings of asset-backed securities and non-agency mortgage-backed securities detracted from performance as prices on these securities were marked down.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$10.12	$10.10	$10.34	$10.15	$10.03
Net investment income (a)	0.35	0.35	0.36	0.28	0.23
Net realized/unrealized gain (loss) on investments	(0.59)	0.01	(0.14)	0.24	0.33
Total income (loss) from investment operations	(0.24)	0.36	0.22	0.52	0.56
Dividends from net investment income	(0.30)	(0.34)	(0.33)	(0.25)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(0.13)	(0.08)	(0.23)
Total distributions	(0.30)	(0.34)	(0.46)	(0.33)	(0.44)
Net asset value end of year	$9.58	$10.12	$10.10	$10.34	$10.15
Total return	(2.40)%	3.62%	2.19%	5.15%	5.56%
Net assets end of year (000s)	$76,215	$68,312	$61,193	$49,640	$38,141
Ratio of expenses to average net assets	0.91%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.56%	3.49%	3.55%	2.70%	2.26%
Portfolio turnover rate	655%	621%	281%	453%	515%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$122,712
Repurchase agreements, at value	212
Cash	752
Deposits with counterparty	644
Foreign currency, at value	321
Receivable for investments sold	13,024
Receivable for investments sold on a delayed-delivery basis	1,973
Receivable for Portfolio shares sold	33
Interest and dividends receivable	963
Variation margin receivable	45
Swap premiums paid	1,611
Unrealized appreciation on foreign currency contracts	260
Unrealized appreciation on swap agreements	4,871
147,421

Liabilities:
Payable for investments purchased	$30,527
Payable for investments purchased on a delayed-delivery basis	29,075
Payable for Portfolio shares redeemed	94
Written options outstanding	532
Accrued investment advisory fee	17
Accrued administrative fee	33
Accrued servicing fee	9
Variation margin payable	76
Swap premiums received	1,534
Unrealized depreciation on foreign currency contracts	1,621
Unrealized depreciation on swap agreements	6,328
Other liabilities	1,346
71,192

Net Assets	$76,229

Net Assets Consist of:
Paid in capital	$81,291
Undistributed net investment income	2,623
Accumulated undistributed net realized (loss)	(1,265)
Net unrealized (depreciation)	(6,420)
$76,229

Net Assets:
Institutional Class	$14
Administrative Class	76,215

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	7,954

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.58
Administrative Class	9.58

Cost of Investments Owned	$125,169
Cost of Repurchase Agreements Owned	$212
Cost of Foreign Currency Held	$322
Premiums Received on Written Options	$185

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$3,687
Dividends	39
Miscellaneous income	1
Total Income	3,727

Expenses:
Investment advisory fees	208
Administrative fees	416
Servicing fees – Administrative Class	125
Trustees’ fees	1
Interest expense	12
Total Expenses	762

Net Investment Income	2,965

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,761
Net realized (loss) on futures contracts, written options and swaps	(1,285)
Net realized gain on foreign currency transactions	2,552
Net change in unrealized (depreciation) on investments	(4,313)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(486)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,943)
Net (Loss)	(5,714)

Net (Decrease) in Net Assets Resulting from Operations	$(2,749)

*Foreign tax withholdings	$4

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$2,965	$2,245
Net realized gain (loss)	3,028	(1,222)
Net change in unrealized appreciation (depreciation)	(8,742)	1,281
Net increase (decrease) resulting from operations	(2,749)	2,304

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(2,508)	(2,171)

Total Distributions	(2,509)	(2,172)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	47,330	23,104
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	2,508	2,171
Cost of shares redeemed
Administrative Class	(36,679)	(18,288)
Net increase resulting from Portfolio share transactions	13,160	6,988

Total Increase in Net Assets	7,902	7,120

Net Assets:
Beginning of year	68,327	61,207
End of year*	$76,229	$68,327

*Including undistributed (overdistributed) net investment income of:	$2,623	$(1,253)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 0.7%

Medallion Trust
2.288% due 05/25/2035		$167	$149

Puma Finance Ltd.
4.600% due 08/22/2037	AUD	225	146

Torrens Trust
4.900% due 10/19/2038		388	248

Total Australia (Cost $740)			543

CANADA 5.4%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	500	412

Canada Government Bond
4.000% due 06/01/2016		600	541
8.000% due 06/01/2023		300	373

Canada Housing Trust No. 1
3.550% due 09/15/2013		700	600

Canadian Imperial Bank of Commerce
5.250% due 09/16/2010	EUR	200	285

Golden Credit Card Trust
5.106% due 04/15/2011	CAD	500	409

Province of Ontario Canada
4.600% due 06/02/2039		800	639
4.700% due 06/02/2037		700	568
6.200% due 06/02/2031		200	191

Province of Quebec Canada
5.000% due 12/01/2038		100	82

Total Canada (Cost $4,076)			4,100

CAYMAN ISLANDS 0.5%

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$200	191

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		200	140

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		100	68

Total Cayman Islands (Cost $511)			399

DENMARK 0.0%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	45	9

Total Denmark (Cost $5)			9

FRANCE 9.0%

BNP Paribas Covered Bonds S.A.
4.750% due 05/28/2013	EUR	200	286

Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049		100	76

Credit Agricole S.A.
6.637% due 05/29/2049		$100	45

France Government Bond
4.000% due 10/25/2038	EUR	300	440
4.000% due 04/25/2055		100	150
4.750% due 04/25/2035		600	962
5.750% due 10/25/2032		2,650	4,696

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Vivendi
5.750% due 04/04/2013		$200	$175

Total France (Cost $6,012)			6,830

GERMANY 5.9%

Deutsche Bank AG
4.875% due 05/20/2013		500	491

Driver One GmbH
2.942% due 10/21/2015	EUR	200	260

Kreditanstalt fuer Wiederaufbau
1.750% due 03/23/2010	JPY	11,000	123

Republic of Germany
4.000% due 01/04/2037	EUR	100	149
4.250% due 07/04/2039		1,000	1,580
4.750% due 07/04/2034		300	482
5.500% due 01/04/2031		400	690
6.250% due 01/04/2024		200	364
6.250% due 01/04/2030		200	372

Total Germany (Cost $3,875)			4,511

IRELAND 0.1%

Immeo Residential Finance PLC
3.489% due 12/15/2016	EUR	95	102

Total Ireland (Cost $138)			102

ITALY 0.5%

AUTO Asset-Backed Securities
5.061% due 10/25/2020	EUR	200	252

Vela Home SRL
5.216% due 10/24/2027		63	85

Total Italy (Cost $379)			337

JAPAN 27.1%

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	128

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	41,040	392
1.100% due 12/10/2016		389,480	3,735
1.188% due 02/28/2016		14,236	153
1.200% due 12/10/2017		246,060	2,354
1.400% due 06/10/2018		306,440	2,952

Japan Government International Bond
1.500% due 12/20/2017		420,000	4,832
1.800% due 06/20/2017		10,000	118
2.400% due 03/20/2034		20,000	247
2.500% due 09/20/2035		220,000	2,782
2.500% due 06/20/2036		90,000	1,141
2.500% due 09/20/2036		20,000	253
2.500% due 09/20/2037		120,000	1,528

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049		$100	74

Total Japan (Cost $17,670)			20,689

JERSEY, CHANNEL ISLANDS 0.0%

Haus Ltd.
3.457% due 12/10/2037	EUR	6	9

Total Jersey, Channel Islands (Cost $6)			9

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
LIBERIA 0.1%

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	$103

Total Liberia (Cost $188)			103

LUXEMBOURG 0.2%

Silver Arrow S.A.
3.090% due 08/15/2014	EUR	110	151

Total Luxembourg (Cost $170)			151

NETHERLANDS 2.1%

Netherlands Government Bond
4.000% due 01/15/2037	EUR	500	726

Rabobank Nederland NV
2.639% due 05/19/2010		$800	797

Siemens Financieringsmaatschappij NV
2.182% due 08/14/2009		100	100

Total Netherlands (Cost $1,499)			1,623

NEW ZEALAND 0.5%

ANZ National International Ltd.
6.200% due 07/19/2013		$400	387

Total New Zealand (Cost $400)			387

NORWAY 0.4%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	200	284

Total Norway (Cost $308)			284

RUSSIA 0.2%

Gaz Capital S.A.
7.343% due 04/11/2013		$100	82
8.146% due 04/11/2018		100	71

Total Russia (Cost $200)			153

SOUTH KOREA 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	118

Total South Korea (Cost $154)			118

SPAIN 1.6%

Bankinter S.A.
5.000% due 05/14/2010	EUR	400	562

MBS Bancaja Fondo De Titulizacion Activos
4.415% due 11/17/2035		93	113

Santander Hipotecario
5.498% due 07/15/2042		181	197

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$100	64

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009		100	99
2.766% due 02/06/2009		200	200

Total Spain (Cost $1,418)			1,235

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SWITZERLAND 1.3%

UBS AG
3.779% due 05/05/2010		$400	$399
5.750% due 04/25/2018		500	455
5.875% due 12/20/2017		100	92

Total Switzerland (Cost $997)			946

UNITED KINGDOM 6.5%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	600	845

Barclays Bank PLC
6.050% due 12/04/2017		$300	265
7.700% due 04/29/2049		600	398
8.250% due 02/28/2049	GBP	100	120

HBOS PLC
5.920% due 09/29/2049		$300	114
6.750% due 05/21/2018		200	176

HSBC Holdings PLC
6.500% due 05/02/2036		400	407

Lloyds TSB Bank PLC
2.812% due 11/29/2049		100	51
5.625% due 07/29/2049	EUR	40	40

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$200	171

United Kingdom Gilt
4.250% due 06/07/2032	GBP	800	1,210
4.250% due 03/07/2036		400	620
4.750% due 12/07/2038		300	513

Total United Kingdom
(Cost $5,484)			4,930

UNITED STATES 89.2%

ASSET-BACKED SECURITIES 8.7%

ACE Securities Corp.
0.521% due 07/25/2036		$20	19
0.521% due 08/25/2036		6	6

Amortizing Residential Collateral Trust
0.761% due 07/25/2032		1	1
1.171% due 10/25/2031		2	2

Amresco Residential Securities Mortgage Loan Trust
1.411% due 06/25/2029		1	1

Asset-Backed Funding Certificates
0.531% due 01/25/2037		68	59

BA Credit Card Trust
1.395% due 01/15/2013		500	458
1.775% due 04/15/2013		500	455

Bear Stearns Asset-Backed Securities Trust
0.541% due 12/25/2036		141	124

Capital Auto Receivables Asset Trust
2.115% due 03/15/2011		200	194

Chase Issuance Trust
1.185% due 07/15/2011		200	196
1.845% due 11/15/2011		900	862
2.095% due 05/16/2011		200	197

Citibank Omni Master Trust
0.561% due 03/20/2013		400	396

Countrywide Asset-Backed Certificates
0.551% due 06/25/2037		135	125

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032		2	1

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Daimler Chrysler Auto Trust
2.726% due 10/08/2010		$159	$156
2.806% due 07/08/2011		500	483

First Alliance Mortgage Loan Trust
0.738% due 12/20/2027		2	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036		79	71

Ford Credit Auto Owner Trust
2.095% due 01/15/2011		400	388
2.615% due 06/15/2012		300	272

Franklin Auto Trust
2.088% due 06/20/2012		200	180

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036		77	69

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037		54	51

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034		12	4

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036		25	24

Morgan Stanley ABS Capital I
0.521% due 09/25/2036		43	41

Nelnet Student Loan Trust
4.065% due 04/27/2015		188	184

Residential Asset Securities Corp.
0.971% due 07/25/2032		5	2

SACO I, Inc.
0.531% due 05/25/2036		12	8

Sears Credit Account Master Trust
1.415% due 04/16/2013		200	197

SLM Student Loan Trust
4.035% due 10/25/2017		400	362
5.035% due 04/25/2023		900	845

Soundview Home Equity Loan Trust
0.551% due 01/25/2037		60	57

Structured Asset Securities Corp.
0.521% due 10/25/2036		61	57
0.761% due 01/25/2033		4	3

Wells Fargo Home Equity Trust
0.701% due 10/25/2035		34	32
0.711% due 10/25/2035		49	46
0.711% due 11/25/2035		28	27

			6,656

CORPORATE BONDS & NOTES 31.2%

Allstate Life Global Funding II
2.822% due 05/21/2010		600	536

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		200	197

American Express Bank FSB
0.531% due 04/26/2010		300	278
0.601% due 05/29/2012		200	165
5.500% due 04/16/2013		300	284

American Express Co.
7.000% due 03/19/2018		400	405

American Express Credit Corp.
0.944% due 05/18/2009		100	97
1.871% due 05/27/2010		100	92

American International Group, Inc.
5.450% due 05/18/2017		300	199
5.850% due 01/16/2018		200	134
8.000% due 05/22/2038	EUR	500	229
8.175% due 05/15/2058		$400	156

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

AutoZone, Inc.
5.875% due 10/15/2012		$1,000	$888

Bank of America Corp.
4.625% due 02/07/2017	EUR	200	222
5.650% due 05/01/2018		$300	302
8.125% due 12/29/2049		500	375

Bank of America N.A.
2.835% due 05/12/2010		400	392

Bear Stearns Cos. LLC
3.650% due 01/31/2011		200	184
6.400% due 10/02/2017		100	104
6.950% due 08/10/2012		300	312
7.250% due 02/01/2018		1,000	1,098

Caterpillar Financial Services Corp.
1.991% due 06/25/2010		400	389
2.216% due 06/24/2011		500	447

Charter One Bank N.A.
3.585% due 04/24/2009		250	246

Citigroup Capital XXI
8.300% due 12/21/2057		200	155

Citigroup Funding, Inc.
3.556% due 05/07/2010		700	664

Citigroup, Inc.
5.500% due 04/11/2013		800	780
6.500% due 08/19/2013		900	909
8.400% due 04/29/2049		200	132

Comcast Corp.
5.119% due 07/14/2009		200	197

Computer Sciences Corp.
5.000% due 02/15/2013		369	325
6.500% due 03/15/2018		200	173

ConocoPhillips Australia Funding Co.
4.420% due 04/09/2009		152	152

Constellation Energy Group, Inc.
7.000% due 04/01/2012		900	820

CVS Caremark Corp.
5.750% due 08/15/2011		100	100

Daimler Finance North America LLC
5.750% due 05/18/2009		100	97

DR Horton, Inc.
6.000% due 04/15/2011		100	86

Duke Energy Carolinas LLC
6.050% due 04/15/2038		200	220

General Electric Capital Corp.
3.053% due 05/22/2013		200	169
4.800% due 05/01/2013		100	98
6.150% due 08/07/2037		500	503
6.375% due 11/15/2067		100	63

GMAC LLC
3.399% due 05/15/2009		100	96

Goldman Sachs Group, Inc.
0.554% due 12/23/2009		400	379
5.375% due 02/15/2013	EUR	200	253
6.150% due 04/01/2018		$200	193

International Lease Finance Corp.
5.400% due 02/15/2012		100	70

iStar Financial, Inc.
5.150% due 03/01/2012		100	31

JCPenney Corp., Inc.
8.000% due 03/01/2010		100	97

JPMorgan Chase & Co.
1.591% due 06/25/2012		100	90
5.058% due 02/22/2021	CAD	100	73
6.000% due 01/15/2018		$500	529

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase & Co. CPI Linked Bond
3.574% due 02/15/2012	$10	$8

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	600	606

JPMorgan Chase Capital XX
6.550% due 09/29/2036	100	85

JPMorgan Chase Capital XXII
6.450% due 02/02/2037	100	82

Kraft Foods, Inc.
6.250% due 06/01/2012	100	103

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	300	30
6.875% due 05/02/2018 (a)	200	20

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	200	178

Merck & Co., Inc.
4.750% due 03/01/2015	100	99

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010	400	386
6.875% due 04/25/2018	400	419

Metropolitan Life Global Funding I
5.125% due 04/10/2013	300	280

Morgan Stanley
4.232% due 05/14/2010	300	279
6.000% due 04/28/2015	700	605
6.625% due 04/01/2018	500	439

National Rural Utilities Cooperative Finance Corp.
4.658% due 07/01/2010	100	91

Nationwide Health Properties, Inc.
6.500% due 07/15/2011	100	91

Newell Rubbermaid, Inc.
4.000% due 05/01/2010	100	96

NGPL PipeCo. LLC
7.119% due 12/15/2017	100	90

Nordstrom, Inc.
6.250% due 01/15/2018	200	141

Nucor Corp.
5.750% due 12/01/2017	100	99

Pactiv Corp.
6.400% due 01/15/2018	200	167

Pricoa Global Funding I
3.010% due 06/04/2010	800	706

Principal Life Income Funding Trusts
5.300% due 04/24/2013	200	188

Quest Diagnostics, Inc.
5.450% due 11/01/2015	200	176

Rabobank Capital Funding Trust
5.254% due 12/29/2049	100	55

Safeway, Inc.
4.950% due 08/16/2010	100	99

Sprint Nextel Corp.
6.000% due 12/01/2016	100	71

State Street Capital Trust IV
2.996% due 06/15/2037	100	44

Target Corp.
7.000% due 01/15/2038	200	186

Time Warner, Inc.
2.405% due 11/13/2009	100	96

Universal Health Services, Inc.
7.125% due 06/30/2016	1,000	864

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. Bancorp
0.501% due 04/28/2009	$100	$100

Valero Energy Corp.
4.750% due 06/15/2013	100	92

Verizon Communications, Inc.
5.500% due 04/01/2017	100	97

Viacom, Inc.
6.125% due 10/05/2017	200	166
6.250% due 04/30/2016	200	166

Wachovia Bank N.A.
1.538% due 03/23/2009	250	248

Wachovia Corp.
5.500% due 05/01/2013	400	396

Wells Fargo & Co.
4.375% due 01/31/2013	100	98

Xerox Corp.
9.750% due 01/15/2009	200	200

Yum! Brands, Inc.
6.250% due 03/15/2018	200	173

		23,800

MORTGAGE-BACKED SECURITIES 8.4%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	197	94

Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	125	121
5.421% due 04/10/2049	163	151

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	144	122
5.432% due 02/25/2036	198	140

BCAP LLC Trust
0.641% due 01/25/2037	225	92

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	107	90
4.125% due 03/25/2035	231	193
4.785% due 08/25/2033	18	16

Bear Stearns Alt-A Trust
0.631% due 02/25/2034	153	71
5.495% due 09/25/2035	99	46
5.569% due 11/25/2035	106	74
5.880% due 03/25/2036	204	94
6.250% due 08/25/2036	132	59

Bear Stearns Structured Products, Inc.
5.761% due 12/26/2046	85	59

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	100	56

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	39	29
4.248% due 08/25/2035	69	56

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	100	91

Countrywide Alternative Loan Trust
0.718% due 03/20/2046	171	71
0.751% due 02/25/2037	139	69
0.801% due 11/20/2035	215	108
3.256% due 12/25/2035	296	146
3.756% due 11/25/2035	41	21
5.250% due 06/25/2035	48	32
6.000% due 04/25/2037	85	45

Countrywide Home Loan Mortgage Pass-Through Trust
0.701% due 05/25/2035	81	40
0.791% due 03/25/2035	161	68
0.801% due 02/25/2035	20	10
4.789% due 11/25/2034	34	21

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	$300	$146

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	4	3

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	42	42

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	86	77

Greenpoint Mortgage Funding Trust
0.551% due 01/25/2047	216	199

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	200	153

GSR Mortgage Loan Trust
5.181% due 01/25/2036	291	201

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	74	35
5.129% due 05/19/2033	22	17

Indymac Index Mortgage Loan Trust
0.711% due 07/25/2035	73	33

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	63	49

JPMorgan Mortgage Trust
4.500% due 09/25/2034	122	118

Mellon Residential Funding Corp.
1.635% due 12/15/2030	37	29

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	200	168

MLCC Mortgage Investors, Inc.
1.575% due 03/15/2025	8	6
3.819% due 10/25/2035	67	51

Morgan Stanley Capital I
5.387% due 03/12/2044	100	81

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	234	179

Residential Accredit Loans, Inc.
0.621% due 02/25/2047	90	31
0.651% due 06/25/2046	222	91
0.681% due 04/25/2046	193	81

Structured Adjustable Rate Mortgage Loan Trust
4.590% due 04/25/2034	25	15

Structured Asset Mortgage Investments, Inc.
0.681% due 05/25/2046	31	13
0.691% due 05/25/2036	226	91
0.691% due 09/25/2047	200	37
0.871% due 07/19/2034	10	6
0.911% due 09/19/2032	9	6
0.931% due 03/19/2034	18	11
3.979% due 08/25/2047	95	40

TBW Mortgage-Backed Pass-Through Certificates
0.581% due 01/25/2037	62	58
5.970% due 09/25/2036	200	138

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	121	101

Wachovia Bank Commercial Mortgage Trust
1.285% due 09/15/2021	206	158

WaMu Mortgage Pass-Through Certificates
0.701% due 04/25/2045	24	11
0.781% due 01/25/2045	22	11
1.011% due 12/25/2027	58	48
3.236% due 06/25/2046	112	49
3.256% due 02/25/2046	263	112
4.375% due 02/27/2034	22	18
4.566% due 09/25/2033	804	710
5.612% due 03/25/2033	46	46

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.196% due 07/25/2046	$77	$29

Wells Fargo Mortgage-Backed Securities Trust
4.161% due 12/25/2034	104	74
4.500% due 11/25/2018	82	77
4.616% due 06/25/2035	237	188
4.950% due 03/25/2036	215	141
5.205% due 04/25/2036	38	26
5.594% due 07/25/2036	230	127

		6,416

MUNICIPAL BONDS & NOTES 0.6%

California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	100	89

Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	95	93

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	300	163

Texas State Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	100

		445

	SHARES
PREFERRED STOCKS 0.9%

DG Funding Trust
3.229% due 12/31/2049	65	654

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 39.4%

Fannie Mae
0.591% due 03/25/2034	$23	$22
0.621% due 08/25/2034	13	12
0.821% due 09/25/2042	60	52
3.678% due 10/01/2044	74	73
4.500% due 02/01/2039	1,000	1,009
4.521% due 11/01/2034	195	192
4.665% due 05/25/2035	86	88
4.938% due 12/01/2034	34	34
5.000% due 02/01/2039	1,900	1,934
5.480% due 07/01/2018	200	201
5.500% due 11/01/2016 - 04/01/2048	2,124	2,136
6.000% due 11/01/2036 - 07/25/2044	1,527	1,540
6.500% due 08/01/2037	100	104

Freddie Mac
1.425% due 02/15/2019	307	295
1.695% due 12/15/2032	174	167
3.678% due 10/25/2044	144	138
4.685% due 03/01/2035	296	298
4.981% due 04/01/2035	375	377
5.000% due 08/15/2020 - 05/01/2038	2,180	2,180
5.298% due 02/01/2029	19	19
5.500% due 01/01/2039	2,600	2,662

Ginnie Mae
5.375% due 04/20/2028 - 06/20/2030	11	12
6.000% due 09/20/2038 (e)	2,289	2,366
6.000% due 10/20/2038 - 01/01/2039	12,197	12,587

Small Business Administration
5.490% due 03/01/2028	1,477	1,516

		30,014

Total United States (Cost $73,772)		67,985

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 9.6%

REPURCHASE AGREEMENTS 0.3%

JPMorgan Chase Bank N.A.
0.010% due 01/07/2009	$212	$212

(Dated 12/10/2008. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $213. Repurchase proceeds are $212.)

U.S. CASH MANAGEMENT BILLS 0.6%
0.980% due 05/15/2009 (c)	510	510

U.S. TREASURY BILLS 8.7%
0.160% due 01/02/2009 - 06/11/2009 (b)(c)	6,610	6,608

Total Short-Term Instruments (Cost $7,330)		7,330

PURCHASED OPTIONS (g) 0.2%
(Cost $49)		150

Total Investments 161.3% (Cost $125,381) $		122,924

Written Options (h) (0.7%) (Premiums $185)		(532)

Other Assets and Liabilities (Net) (60.6%)		(46,163)

Net Assets 100.0%		$76,229

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Securities with an aggregate market value of $5,729 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $1,779 at a weighted average interest rate of 2.438%. On December 31, 2008, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $468 and cash of $644 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	16	$41
90-Day Euribor March Futures Put Options Strike @ EUR 95.250	Short	03/2009	27	13
90-Day Eurodollar December Futures	Long	12/2009	176	595
90-Day Eurodollar June Futures	Long	06/2010	69	214
90-Day Eurodollar March Futures	Long	03/2010	61	203
90-Day Eurodollar September Futures	Long	09/2010	26	98
Canada Government 10-Year Bond March Futures	Long	03/2009	8	49
Euro-Bobl March Futures	Short	03/2009	25	(35)
Euro-Bund 10-Year Bond March Futures	Short	03/2009	1	(3)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	19	0
Japan Government 10-Year Bond March Futures	Long	03/2009	3	30
U.S. Treasury 2-Year Note March Futures	Long	03/2009	21	17
U.S. Treasury 10-Year Note March Futures	Long	03/2009	25	9
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	20	8
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures Put Options Strike @ GBP 93.000	Short	06/2009	33	18
United Kingdom Government 10-Year Bond March Futures	Long	03/2009	8	84

				$1,341

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(f)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	1.500%		$1,000	$32	$0	$32
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.188%		100	(3)	0	(3)
Barclays Bank PLC	RBS	(2.350%	)	12/20/2017	2.350%		200	(1)	0	(1)
Bear Stearns Cos., Inc.	BCLY	(0.820%	)	09/20/2017	1.113%		100	2	0	2
Bear Stearns Cos., Inc.	DUB	(0.870%	)	03/20/2018	1.113%		1,000	19	0	19
Citigroup, Inc.	BNP	(1.570%	)	09/20/2013	1.900%		900	12	0	12
Citigroup, Inc.	CSFB	(3.550%	)	12/20/2013	1.900%		100	(7)	0	(7)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	0.961%		369	6	0	6
Computer Sciences Corp.	GSC	(1.180%	)	03/20/2018	1.000%		200	(3)	0	(3)
Constellation Energy Group, Inc.	BOA	(1.460%	)	06/20/2012	5.377%		900	103	0	103
CVS Caremark Corp.	RBS	(0.550%	)	09/20/2011	0.945%		100	1	0	1
Daimler Finance N.A. LLC	CSFB	(0.380%	)	06/20/2009	6.388%		100	3	0	3
Deutsche Bank AG	BCLY	(0.760%	)	09/20/2013	1.307%		100	2	0	2
Dr. Horton, Inc.	BNP	(4.030%	)	06/20/2011	6.073%		100	4	0	4
GlobalSantaFe Corp.	BOA	(0.455%	)	06/20/2012	0.830%		200	2	0	2
Goldman Sachs Group, Inc.	CITI	(3.550%	)	09/20/2013	2.950%		100	(3)	0	(3)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.769%		100	23	0	23
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	103.311%		100	62	0	62
JCPenney Corp., Inc.	DUB	(0.270%	)	03/20/2010	4.937%		100	5	0	5
JPMorgan Chase & Co.	BCLY	(1.450%	)	12/20/2013	1.146%		100	(1)	0	(1)
JPMorgan Chase & Co.	BOA	(0.750%	)	03/20/2018	1.113%		100	3	0	3
JPMorgan Chase & Co.	CSFB	(1.500%	)	12/20/2013	1.146%		100	(2)	0	(2)
JPMorgan Chase & Co.	DUB	(0.740%	)	03/20/2018	1.113%		200	6	0	6
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	1.113%		100	3	0	3
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	1.383%		100	7	0	7
Kraft Foods, Inc.	JPM	(0.170%	)	06/20/2012	0.977%		100	3	0	3
Marsh & McLennan Cos., Inc.	BCLY	(1.160%	)	09/20/2014	0.772%		200	(4)	0	(4)
Merck & Co., Inc.	RBS	(0.550%	)	03/20/2015	0.714%		100	1	0	1
Morgan Stanley	DUB	(1.500%	)	06/20/2013	4.198%		200	20	0	20
Nationwide Health Properties, Inc.	DUB	(0.620%	)	09/20/2011	7.660%		100	16	0	16
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	1.463%		100	2	0	2
Nordstrom, Inc.	DUB	(0.975%	)	03/20/2018	5.139%		200	45	0	45
Nucor Corp.	BOA	(0.365%	)	12/20/2017	1.428%		100	8	0	8
Pactiv Corp.	BOA	(1.053%	)	03/20/2018	1.465%		200	6	0	6
Quest Diagnostics, Inc.	BOA	(0.915%	)	12/20/2015	1.369%		200	5	0	5
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	11.282%		200	63	0	63
Safeway, Inc.	CSFB	(0.300%	)	09/20/2010	0.719%		100	1	0	1
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	8.492%		100	30	0	30
UBS Warburg LLC	BCLY	(1.900%	)	12/20/2013	2.037%	EUR	200	1	0	1
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	2.600%		$1,000	81	0	81
Valero Energy Corp.	BCLY	(1.600%	)	06/20/2013	3.376%		100	7	0	7
Verizon Communications, Inc.	CITI	(0.900%	)	06/20/2017	1.270%		100	3	0	3
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	3.579%		200	19	0	19
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	3.527%		200	31	0	31
Xerox Corp.	MSC	(0.290%	)	03/20/2009	3.619%		100	1	0	1
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	1.600%		200	9	0	9

								$623	$0	$623

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	CITI	0.950%	09/20/2009	4.551%	$200	$(5)	$0	$(5)
GMAC LLC	GSC	7.750%	03/20/2009	9.740%	100	0	0	0
HSBC Finance Corp.	MLP	1.550%	06/20/2009	9.283%	200	(7)	0	(7)
JSC Gazprom	MSC	1.680%	04/20/2009	12.816%	200	(6)	0	(6)
JSC Gazprom	MSC	1.710%	04/20/2009	12.816%	100	(3)	0	(3)
JSC Gazprom	MSC	1.910%	04/20/2009	12.816%	100	(3)	0	(3)
Russia Government International Bond	MSC	0.490%	02/20/2009	9.643%	800	(9)	0	(9)
SLM Corp.	DUB	3.050%	03/20/2009	11.543%	100	(2)	0	(2)
SLM Corp.	GSC	3.300%	03/20/2009	11.543%	100	(2)	0	(2)
SLM Corp.	GSC	3.700%	03/20/2009	11.543%	100	(1)	0	(1)
Spain Government Bond	GSC	0.270%	03/20/2013	0.936%	1,400	(37)	0	(37)
Spain Government Bond	JPM	0.270%	03/20/2013	0.936%	600	(16)	0	(16)
Spain Government Bond	MSC	0.470%	03/20/2013	0.936%	1,200	(22)	0	(22)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	100	(10)	0	(10)

						$(123)	$0	$(123)

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection(1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017		$2,538	$168	$7	$161
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017		488	25	18	7
CDX.IG-10 5-Year Index	BCLY	(1.550%	)	06/20/2013		586	13	(5)	18
CDX.IG-10 5-Year Index	DUB	(1.550%	)	06/20/2013		1,562	34	13	21
CDX.IG-10 5-Year Index	GSC	(1.550%	)	06/20/2013		195	4	(2)	6
CDX.IG-10 5-Year Index	MSC	(1.550%	)	06/20/2013		390	9	(3)	12
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018		1,562	1	(53)	54
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018		97	0	(1)	1
iTraxx Europe 9 Index	DUB	(1.750%	)	06/20/2018	EUR	1,700	(41)	(154)	113
iTraxx Europe HVol 6 Index	BNP	(0.850%	)	12/20/2016		200	37	(1)	38
iTraxx Europe HVol 6 Index	DUB	(0.850%	)	12/20/2016		400	74	(2)	76
iTraxx Europe HVol 6 Index	JPM	(0.850%	)	12/20/2016		200	37	(1)	38
iTraxx Europe Senior Financials 9 Index	DUB	(1.750%	)	06/20/2018		900	(58)	(71)	13
iTraxx Europe Sub Financials 8 Index	DUB	(0.700%	)	12/20/2012		600	37	1	36

							$340	$(254)	$594

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$ 100	$(67)	$(30)	$(37)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	200	(100)	(61)	(39)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	100	(2)	(1)	(1)

					$(169)	$(92)	$(77)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC	EUR	500	$15	$0	$15
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	CITI	AUD	3,050	91	(5)	96
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS		3,050	91	(5)	96
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS		600	16	2	14
Pay	3-Month AUD Bank Bill	7.750%	06/15/2010	DUB		2,700	84	(2)	86
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	BSN	CAD	200	(15)	(4)	(11)
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	RBC		300	(21)	(5)	(16)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	BSN		800	(82)	(8)	(74)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	MLP		200	(21)	(5)	(16)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	RBC		500	(51)	(13)	(38)
Pay	3-Month CAD Bank Bill	5.750%	12/19/2028	RBC		900	47	(1)	48
Receive	3-Month CAD Bank Bill	4.500%	09/20/2037	MLP		500	(91)	(1)	(90)
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	GSC	SEK	5,000	48	(5)	53
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY		$6,900	311	118	193
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		4,500	203	158	45
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	BOA		2,600	224	33	191
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	DUB		9,600	763	348	415
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		900	(87)	(72)	(15)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		2,500	(298)	47	(345)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI		9,500	(1,130)	286	(1,416)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		2,900	(345)	(16)	(329)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		14,900	(1,772)	288	(2,060)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		$4,500	$(629)	$(547)	$(82)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		900	(305)	(20)	(285)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	RBS		400	(135)	10	(145)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		300	(7)	(26)	19
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		100	(45)	(8)	(37)
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB	AUD	1,200	22	0	22
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	JPM		500	9	0	9
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	RBC		1,500	26	(2)	28
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS		1,100	58	(6)	64
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	DUB		500	23	(4)	27
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	HSBC		300	12	(3)	15
Pay	6-Month AUD Bank Bill	6.000%	06/15/2014	UBS		1,200	62	5	57
Pay	6-Month EUR-LIBOR	4.000%	09/19/2009	GSC	EUR	2,900	6	(29)	35
Pay	6-Month EUR-LIBOR	3.000%	09/16/2010	RBS		400	2	0	2
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	RBS		600	28	(2)	30
Pay	6-Month EUR-LIBOR	3.000%	09/16/2011	JPM		3,000	6	0	6
Pay	6-Month EUR-LIBOR	4.000%	09/17/2013	GSC		900	35	(6)	41
Pay	6-Month EUR-LIBOR	4.450%	03/18/2014	GSC		500	38	0	38
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BCLY		1,700	136	(16)	152
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP		1,900	152	1	151
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC		1,100	88	(5)	93
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	JPM		1,100	88	(12)	100
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	MSC		1,500	120	(29)	149
Pay	6-Month EUR-LIBOR	3.500%	09/16/2014	BCLY		4,600	30	(20)	50
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	BCLY		400	23	14	9
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	DUB		2,600	152	70	82
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	HSBC		500	29	18	11
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	MSC		1,400	82	17	65
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	BCLY		500	43	17	26
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	JPM		1,300	114	(22)	136
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	RBS		100	11	(7)	18
Pay	6-Month EUR-LIBOR	5.000%	06/18/2034	JPM		400	73	(4)	77
Receive	6-Month EUR-LIBOR	4.750%	09/17/2038	MSC		100	(29)	(5)	(24)
Receive	6-Month EUR-LIBOR	5.000%	09/17/2038	MSC		300	(107)	(24)	(83)
Receive	6-Month EUR-LIBOR	3.500%	03/18/2039	BCLY		200	2	(35)	37
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	GSC		600	(219)	(42)	(177)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	JPM		700	(255)	(28)	(227)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	RBS		900	(328)	(38)	(290)
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	BCLY	GBP	1,400	150	7	143
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	DUB		600	64	(30)	94
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BNP		1,000	122	(3)	125
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC		2,600	319	(2)	321
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	MSC		300	42	0	42
Pay	6-Month GBP-LIBOR	3.500%	09/16/2014	HSBC		1,600	18	(1)	19
Receive	6-Month GBP-LIBOR	4.500%	09/15/2017	BCLY		600	(9)	5	(14)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	BNP		500	(63)	5	(68)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	MSC		200	(25)	(4)	(21)
Pay	6-Month GBP-LIBOR	5.000%	06/18/2034	BCLY		200	50	26	24
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	GSC		200	(63)	(6)	(57)
Receive	6-Month JPY-LIBOR	1.300%	09/21/2011	GSC	JPY	40,000	(8)	(1)	(7)
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	RBS		420,000	125	73	52
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	UBS		80,000	24	15	9
Pay	6-Month JPY-LIBOR	1.500%	06/17/2018	RBS		10,000	2	2	0
Receive	6-Month JPY-LIBOR	2.500%	12/20/2027	DUB		60,000	(97)	(9)	(88)
Receive	6-Month JPY-LIBOR	2.250%	06/20/2036	MSC		70,000	(93)	(4)	(89)

							$(2,051)	$423	$(2,474)

(g)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$800	$9	$26
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	5	17
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,500	17	50
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,200	11	40
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	6	17

							$48	$150

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Ginnie Mae 6.000% due 02/01/2039	$85.000	02/12/2009	$11,000	$1	$0

(h)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar June Futures	$97.250	06/15/2009	44	$28	$3
Put - CME 90-Day Eurodollar March Futures	97.250	03/16/2009	63	19	1
Put - CME 90-Day Eurodollar March Futures	97.500	03/16/2009	89	37	3
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	9	2	1

				$86	$8

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Receive	5.290%	06/10/2009	EUR	1,000	$13	$67
Put - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Pay	5.290%	06/10/2009		1,000	13	0
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009		$200	5	17
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		100	3	12
Call - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	4.650%	01/23/2009		700	11	267
Put - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.650%	01/23/2009		700	11	0
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		200	7	25
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	62
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		400	12	49
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		200	7	25

								$99	$524

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2007	12	$7,500	AUD	0	EUR	1,200	GBP	0	$99
Sales	785	23,200		1,200		5,018		444	733
Closing Buys	(254)	(26,600)		(1,200)		(2,818)		(444)	(451)
Expirations	(338)	(1,100)		0		(1,400)		0	(196)
Exercised	0	0		0		0		0	0

Balance at 12/31/2008	205	$3,000		AUD 0		EUR 2,000		GBP 0	$185

(i)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	HSBC	1,117	04/2009	$0	$(7)	$(7)
Sell		HSBC	1,117	04/2009	1	0	1
Sell	AUD	BCLY	139	01/2009	0	(11)	(11)
Sell		CITI	1,375	01/2009	0	(66)	(66)
Sell		CSFB	35	01/2009	0	(2)	(2)
Buy		GSC	267	01/2009	13	0	13
Sell		JPM	35	01/2009	0	(1)	(1)
Buy		RBS	58	01/2009	4	0	4
Sell	BRL	RBC	1	06/2009	0	0	0
Sell	CAD	MSC	731	01/2009	0	(16)	(16)
Sell		RBC	1,045	01/2009	0	(2)	(2)
Buy	CLP	HSBC	4,000	05/2009	0	0	0
Buy		JPM	6,033	05/2009	0	(3)	(3)
Buy	CNY	BCLY	5,517	05/2009	0	(20)	(20)
Sell		BCLY	4,949	05/2009	1	(2)	(1)
Buy		CITI	3,964	05/2009	0	(34)	(34)
Sell		DUB	2,282	05/2009	0	(2)	(2)
Buy		HSBC	909	05/2009	0	(6)	(6)
Sell		HSBC	2,994	05/2009	4	0	4
Buy		JPM	1,750	05/2009	0	(13)	(13)
Sell		JPM	1,904	05/2009	0	(3)	(3)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	MSC	801	05/2009	$0	$(6)	$(6)
Sell		UBS	811	05/2009	0	(1)	(1)
Buy		BCLY	784	07/2009	0	(9)	(9)
Sell		BCLY	1,365	07/2009	0	(1)	(1)
Buy		DUB	1,619	07/2009	0	(18)	(18)
Buy		HSBC	816	07/2009	0	(9)	(9)
Buy		JPM	831	07/2009	0	(9)	(9)
Sell		JPM	2,685	07/2009	0	(4)	(4)
Buy		BCLY	138	09/2009	0	0	0
Buy		CITI	208	09/2009	0	0	0
Buy		DUB	832	09/2009	0	0	0
Sell		DUB	1,593	09/2009	0	(3)	(3)
Buy		HSBC	277	09/2009	0	0	0
Buy		JPM	138	09/2009	0	0	0
Buy		BCLY	771	05/2010	0	(16)	(16)
Sell		BCLY	1,638	05/2010	0	(3)	(3)
Buy		MLP	867	05/2010	0	(17)	(17)
Sell	EUR	BCLY	138	01/2009	0	(16)	(16)
Buy		BNP	116	01/2009	3	(1)	2
Sell		BNP	614	01/2009	0	(72)	(72)
Sell		BOA	273	01/2009	0	(25)	(25)
Sell		CITI	256	01/2009	0	0	0
Buy		CSFB	52	01/2009	3	0	3
Buy		DUB	202	01/2009	5	0	5
Sell		DUB	29	01/2009	0	(3)	(3)
Sell		HSBC	75	01/2009	3	0	3
Buy		JPM	55	01/2009	0	0	0
Sell		JPM	210	01/2009	1	(24)	(23)
Buy		MSC	904	01/2009	22	(2)	20
Buy		RBS	97	01/2009	10	0	10
Sell		RBS	5,049	01/2009	0	(635)	(635)
Sell		UBS	450	01/2009	0	(57)	(57)
Buy	GBP	BCLY	35	01/2009	0	(3)	(3)
Sell		BCLY	74	01/2009	7	0	7
Buy		BNP	74	01/2009	0	(6)	(6)
Sell		BNP	424	01/2009	38	0	38
Buy		CITI	55	01/2009	0	(6)	(6)
Sell		CITI	604	01/2009	27	0	27
Sell		CSFB	172	01/2009	16	0	16
Buy		DUB	219	01/2009	0	(23)	(23)
Sell		DUB	112	01/2009	3	0	3
Sell		JPM	87	01/2009	3	0	3
Buy		MSC	214	01/2009	0	(8)	(8)
Buy		RBS	144	01/2009	0	(7)	(7)
Sell		RBS	46	01/2009	1	0	1
Buy		UBS	176	01/2009	0	(10)	(10)
Sell		UBS	62	01/2009	6	0	6
Buy	HKD	CITI	310	01/2009	0	0	0
Buy		CSFB	187	01/2009	0	0	0
Sell		JPM	488	01/2009	0	0	0
Buy	JPY	BCLY	4,182	01/2009	2	0	2
Sell		BCLY	114,673	01/2009	0	(62)	(62)
Buy		BNP	24,271	01/2009	7	0	7
Sell		BNP	9,404	01/2009	0	0	0
Buy		CITI	30,487	01/2009	7	0	7
Sell		CITI	133,237	01/2009	0	(62)	(62)
Sell		CSFB	55,760	01/2009	1	(8)	(7)
Buy		DUB	7,839	01/2009	1	0	1
Sell		DUB	30,908	01/2009	4	(1)	3
Buy		HSBC	35,240	01/2009	8	0	8
Sell		HSBC	38,021	01/2009	3	0	3
Sell		MSC	10,283	01/2009	1	0	1
Sell		UBS	224,690	01/2009	0	(123)	(123)
Sell	KRW	BCLY	125,925	02/2009	18	(1)	17
Buy		MLP	129,007	02/2009	0	(24)	(24)
Buy	MXN	CITI	78	05/2009	0	(2)	(2)
Buy	MYR	BCLY	87	02/2009	1	0	1
Sell		CITI	252	02/2009	0	(3)	(3)
Buy		DUB	170	02/2009	0	0	0
Sell		DUB	98	02/2009	0	(1)	(1)
Buy		JPM	142	02/2009	1	0	1
Sell		JPM	105	02/2009	0	(1)	(1)
Buy		BCLY	70	04/2009	0	0	0
Buy		BOA	70	04/2009	0	0	0

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	CITI	141	04/2009	$1	$0	$1
Buy		HSBC	106	04/2009	1	0	1
Sell		JPM	330	04/2009	0	(2)	(2)
Buy	PHP	BCLY	1,900	02/2009	0	(3)	(3)
Sell		BCLY	12,154	02/2009	0	(18)	(18)
Buy		DUB	900	02/2009	0	(1)	(1)
Sell		DUB	179	02/2009	0	0	0
Buy		HSBC	2,230	02/2009	0	(3)	(3)
Buy		JPM	3,403	02/2009	0	(3)	(3)
Buy		MLP	700	02/2009	0	(1)	(1)
Buy		MSC	2,500	02/2009	0	(4)	(4)
Buy		RBS	700	02/2009	0	(1)	(1)
Buy		LEH	500	12/2010	0	(1)	(1)
Sell		LEH	500	12/2010	0	0	0
Sell	PLN	DUB	521	05/2009	10	0	10
Buy		HSBC	555	05/2009	0	(61)	(61)
Sell		JPM	23	05/2009	0	0	0
Buy	RUB	BCLY	8	05/2009	0	0	0
Sell		BCLY	866	05/2009	0	0	0
Buy		HSBC	3,128	05/2009	0	(37)	(37)
Sell		HSBC	221	05/2009	1	0	1
Sell		JPM	2,049	05/2009	16	0	16
Buy	SAR	JPM	938	04/2009	0	(4)	(4)
Sell		JPM	938	04/2009	0	0	0
Sell	SGD	BCLY	97	01/2009	0	(2)	(2)
Sell		CITI	27	01/2009	0	(1)	(1)
Buy		DUB	59	01/2009	1	0	1
Buy		CITI	29	04/2009	0	0	0
Sell		CITI	35	04/2009	0	(1)	(1)
Buy		DUB	29	04/2009	0	0	0
Buy		HSBC	44	04/2009	0	0	0
Buy	TWD	BCLY	1,223	02/2009	0	(3)	(3)
Buy		DUB	800	02/2009	0	(2)	(2)
Sell		HSBC	3,554	02/2009	5	0	5
Buy		MLP	800	02/2009	0	(1)	(1)
Buy		MSC	700	02/2009	0	(2)	(2)
Sell	ZAR	BCLY	3	05/2009	0	0	0

					$260	$(1,621)	$(1,361)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$122,676	$248	$122,924
Other Financial Instruments ++	1,341	(3,365)	15	(2,009)

Total	$1,341	$119,311	$263	$120,915

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$243	$277	$2	$(5)	$(174)	$(95)	$248
Other Financial Instruments ++	(9)	0	0	0	24	0	15

Total	$234	$277	$2	$(5)	$(150)	$(95)	$263

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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December 31, 2008

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

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Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(n) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(o) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(p) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and

24	PIMCO Variable Insurance Trust

December 31, 2008

Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$512,071	$523,073	$299,199	$274,163

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	4,666	47,330	2,302	23,104
Issued as reinvestment of distributions
Institutional Class	0	1	1	1
Administrative Class	254	2,508	216	2,171
Cost of shares redeemed
Institutional Class	(1)	0	0	0
Administrative Class	(3,718)	(36,679)	(1,826)	(18,288)
Net increase resulting from Portfolio share transactions	1,201	$13,160	693	$6,988

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	6	86

*	Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the

District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

26	PIMCO Variable Insurance Trust

December 31, 2008

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$8,949	$0	$(9,056)	$(4,714)	$0	$(241)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$128,140	$5,897	$(11,113)	$(5,216)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$2,509	$0	$0
12/31/2007	2,172	0	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

28	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	29

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	2.26%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.10%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

30	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

34	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)	(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio

(U.S. Dollar-Hedged)

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Glossary	29
Federal Income Tax Information	30
Privacy Policy	31
Management of the Trust	32
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	34

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2008

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

United States	55.3%
Japan	16.8%
Short-Term Instruments	6.0%
France	5.6%
United Kingdom	4.0%
Other	12.3%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008

	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	-2.25%	2.92%	4.48%
JPMorgan GBI Global ex-U.S. Index Hedged in USD±	7.98%	5.38%	5.62%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan GBI Global ex-U.S. Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$982.58	$1,021.32
Expenses Paid During Periodà	$3.79	$3.86

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	A curve-steepening bias in the U.S., Europe and the U.K. during the second half of the year benefited performance as the yield curves in these regions steepened.

»	An underweight to the British pound and the euro during the second and third quarter benefited performance as these currencies depreciated relative to the U.S. dollar.

»	Holdings of corporate bonds, especially those of select financial companies, detracted from performance as spreads on these bonds widened during the period.

»	Exposure to short dated interest rate swaps, especially in Europe, detracted from performance as swap spreads widened versus European government bonds.

»	A position in Japanese inflation-linked bonds detracted from returns as they underperformed nominal Japanese government bonds.

»	Holdings of asset-backed securities and non-agency mortgage-backed securities detracted from performance as prices on these securities were marked down.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$10.12	$10.10	$10.34	$10.15	$10.03
Net investment income (a)	0.37	0.36	0.38	0.29	0.24
Net realized/unrealized gain (loss) on investments	(0.59)	0.01	(0.14)	0.24	0.33
Total income (loss) from investment operations	(0.22)	0.37	0.24	0.53	0.57
Dividends from net investment income	(0.32)	(0.35)	(0.35)	(0.26)	(0.22)
Distributions from net realized capital gains	0.00	0.00	(0.13)	(0.08)	(0.23)
Total distributions	(0.32)	(0.35)	(0.48)	(0.34)	(0.45)
Net asset value end of year	$9.58	$10.12	$10.10	$10.34	$10.15
Total return	(2.25)%	3.77%	2.34%	5.28%	5.68%
Net assets end of year (000s)	$14	$15	$14	$14	$13
Ratio of expenses to average net assets	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.70%	3.62%	3.69%	2.81%	2.37%
Portfolio turnover rate	655%	621%	281%	453%	515%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$122,712
Repurchase agreements, at value	212
Cash	752
Deposits with counterparty	644
Foreign currency, at value	321
Receivable for investments sold	13,024
Receivable for investments sold on a delayed-delivery basis	1,973
Receivable for Portfolio shares sold	33
Interest and dividends receivable	963
Variation margin receivable	45
Swap premiums paid	1,611
Unrealized appreciation on foreign currency contracts	260
Unrealized appreciation on swap agreements	4,871
147,421

Liabilities:
Payable for investments purchased	$30,527
Payable for investments purchased on a delayed-delivery basis	29,075
Payable for Portfolio shares redeemed	94
Written options outstanding	532
Accrued investment advisory fee	17
Accrued administrative fee	33
Accrued servicing fee	9
Variation margin payable	76
Swap premiums received	1,534
Unrealized depreciation on foreign currency contracts	1,621
Unrealized depreciation on swap agreements	6,328
Other liabilities	1,346
71,192

Net Assets	$76,229

Net Assets Consist of:
Paid in capital	$81,291
Undistributed net investment income	2,623
Accumulated undistributed net realized (loss)	(1,265)
Net unrealized (depreciation)	(6,420)
$76,229

Net Assets:
Institutional Class	$14
Administrative Class	76,215

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	7,954

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.58
Administrative Class	9.58

Cost of Investments Owned	$125,169
Cost of Repurchase Agreements Owned	$212
Cost of Foreign Currency Held	$322
Premiums Received on Written Options	$185

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$3,687
Dividends	39
Miscellaneous income	1
Total Income	3,727

Expenses:
Investment advisory fees	208
Administrative fees	416
Servicing fees – Administrative Class	125
Trustees’ fees	1
Interest expense	12
Total Expenses	762

Net Investment Income	2,965

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,761
Net realized (loss) on futures contracts, written options and swaps	(1,285)
Net realized gain on foreign currency transactions	2,552
Net change in unrealized (depreciation) on investments	(4,313)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(486)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,943)
Net (Loss)	(5,714)

Net (Decrease) in Net Assets Resulting from Operations	$(2,749)

*Foreign tax withholdings	$4

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$2,965	$2,245
Net realized gain (loss)	3,028	(1,222)
Net change in unrealized appreciation (depreciation)	(8,742)	1,281
Net increase (decrease) resulting from operations	(2,749)	2,304

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(2,508)	(2,171)

Total Distributions	(2,509)	(2,172)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	47,330	23,104
Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	2,508	2,171
Cost of shares redeemed
Administrative Class	(36,679)	(18,288)
Net increase resulting from Portfolio share transactions	13,160	6,988

Total Increase in Net Assets	7,902	7,120

Net Assets:
Beginning of year	68,327	61,207
End of year*	$76,229	$68,327

*Including undistributed (overdistributed) net investment income of:	$2,623	$(1,253)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 0.7%

Medallion Trust
2.288% due 05/25/2035		$167	$149

Puma Finance Ltd.
4.600% due 08/22/2037	AUD	225	146

Torrens Trust
4.900% due 10/19/2038		388	248

Total Australia (Cost $740)			543

CANADA 5.4%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	500	412

Canada Government Bond
4.000% due 06/01/2016		600	541
8.000% due 06/01/2023		300	373

Canada Housing Trust No. 1
3.550% due 09/15/2013		700	600

Canadian Imperial Bank of Commerce
5.250% due 09/16/2010	EUR	200	285

Golden Credit Card Trust
5.106% due 04/15/2011	CAD	500	409

Province of Ontario Canada
4.600% due 06/02/2039		800	639
4.700% due 06/02/2037		700	568
6.200% due 06/02/2031		200	191

Province of Quebec Canada
5.000% due 12/01/2038		100	82

Total Canada (Cost $4,076)			4,100

CAYMAN ISLANDS 0.5%

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$200	191

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		200	140

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		100	68

Total Cayman Islands (Cost $511)			399

DENMARK 0.0%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	45	9

Total Denmark (Cost $5)			9

FRANCE 9.0%

BNP Paribas Covered Bonds S.A.
4.750% due 05/28/2013	EUR	200	286

Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049		100	76

Credit Agricole S.A.
6.637% due 05/29/2049		$100	45

France Government Bond
4.000% due 10/25/2038	EUR	300	440
4.000% due 04/25/2055		100	150
4.750% due 04/25/2035		600	962
5.750% due 10/25/2032		2,650	4,696

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Vivendi
5.750% due 04/04/2013		$200	$175

Total France (Cost $6,012)			6,830

GERMANY 5.9%

Deutsche Bank AG
4.875% due 05/20/2013		500	491

Driver One GmbH
2.942% due 10/21/2015	EUR	200	260

Kreditanstalt fuer Wiederaufbau
1.750% due 03/23/2010	JPY	11,000	123

Republic of Germany
4.000% due 01/04/2037	EUR	100	149
4.250% due 07/04/2039		1,000	1,580
4.750% due 07/04/2034		300	482
5.500% due 01/04/2031		400	690
6.250% due 01/04/2024		200	364
6.250% due 01/04/2030		200	372

Total Germany (Cost $3,875)			4,511

IRELAND 0.1%

Immeo Residential Finance PLC
3.489% due 12/15/2016	EUR	95	102

Total Ireland (Cost $138)			102

ITALY 0.5%

AUTO Asset-Backed Securities
5.061% due 10/25/2020	EUR	200	252

Vela Home SRL
5.216% due 10/24/2027		63	85

Total Italy (Cost $379)			337

JAPAN 27.1%

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	128

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	41,040	392
1.100% due 12/10/2016		389,480	3,735
1.188% due 02/28/2016		14,236	153
1.200% due 12/10/2017		246,060	2,354
1.400% due 06/10/2018		306,440	2,952

Japan Government International Bond
1.500% due 12/20/2017		420,000	4,832
1.800% due 06/20/2017		10,000	118
2.400% due 03/20/2034		20,000	247
2.500% due 09/20/2035		220,000	2,782
2.500% due 06/20/2036		90,000	1,141
2.500% due 09/20/2036		20,000	253
2.500% due 09/20/2037		120,000	1,528

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049		$100	74

Total Japan (Cost $17,670)			20,689

JERSEY, CHANNEL ISLANDS 0.0%

Haus Ltd.
3.457% due 12/10/2037	EUR	6	9

Total Jersey, Channel Islands (Cost $6)			9

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
LIBERIA 0.1%

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	$103

Total Liberia (Cost $188)			103

LUXEMBOURG 0.2%

Silver Arrow S.A.
3.090% due 08/15/2014	EUR	110	151

Total Luxembourg (Cost $170)			151

NETHERLANDS 2.1%

Netherlands Government Bond
4.000% due 01/15/2037	EUR	500	726

Rabobank Nederland NV
2.639% due 05/19/2010		$800	797

Siemens Financieringsmaatschappij NV
2.182% due 08/14/2009		100	100

Total Netherlands (Cost $1,499)			1,623

NEW ZEALAND 0.5%

ANZ National International Ltd.
6.200% due 07/19/2013		$400	387

Total New Zealand (Cost $400)			387

NORWAY 0.4%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	200	284

Total Norway (Cost $308)			284

RUSSIA 0.2%

Gaz Capital S.A.
7.343% due 04/11/2013		$100	82
8.146% due 04/11/2018		100	71

Total Russia (Cost $200)			153

SOUTH KOREA 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	118

Total South Korea (Cost $154)			118

SPAIN 1.6%

Bankinter S.A.
5.000% due 05/14/2010	EUR	400	562

MBS Bancaja Fondo De Titulizacion Activos
4.415% due 11/17/2035		93	113

Santander Hipotecario
5.498% due 07/15/2042		181	197

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$100	64

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009		100	99
2.766% due 02/06/2009		200	200

Total Spain (Cost $1,418)			1,235

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SWITZERLAND 1.3%

UBS AG
3.779% due 05/05/2010		$400	$399
5.750% due 04/25/2018		500	455
5.875% due 12/20/2017		100	92

Total Switzerland (Cost $997)			946

UNITED KINGDOM 6.5%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	600	845

Barclays Bank PLC
6.050% due 12/04/2017		$300	265
7.700% due 04/29/2049		600	398
8.250% due 02/28/2049	GBP	100	120

HBOS PLC
5.920% due 09/29/2049		$300	114
6.750% due 05/21/2018		200	176

HSBC Holdings PLC
6.500% due 05/02/2036		400	407

Lloyds TSB Bank PLC
2.812% due 11/29/2049		100	51
5.625% due 07/29/2049	EUR	40	40

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$200	171

United Kingdom Gilt
4.250% due 06/07/2032	GBP	800	1,210
4.250% due 03/07/2036		400	620
4.750% due 12/07/2038		300	513

Total United Kingdom
(Cost $5,484)			4,930

UNITED STATES 89.2%

ASSET-BACKED SECURITIES 8.7%

ACE Securities Corp.
0.521% due 07/25/2036		$20	19
0.521% due 08/25/2036		6	6

Amortizing Residential Collateral Trust
0.761% due 07/25/2032		1	1
1.171% due 10/25/2031		2	2

Amresco Residential Securities Mortgage Loan Trust
1.411% due 06/25/2029		1	1

Asset-Backed Funding Certificates
0.531% due 01/25/2037		68	59

BA Credit Card Trust
1.395% due 01/15/2013		500	458
1.775% due 04/15/2013		500	455

Bear Stearns Asset-Backed Securities Trust
0.541% due 12/25/2036		141	124

Capital Auto Receivables Asset Trust
2.115% due 03/15/2011		200	194

Chase Issuance Trust
1.185% due 07/15/2011		200	196
1.845% due 11/15/2011		900	862
2.095% due 05/16/2011		200	197

Citibank Omni Master Trust
0.561% due 03/20/2013		400	396

Countrywide Asset-Backed Certificates
0.551% due 06/25/2037		135	125

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032		2	1

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Daimler Chrysler Auto Trust
2.726% due 10/08/2010		$159	$156
2.806% due 07/08/2011		500	483

First Alliance Mortgage Loan Trust
0.738% due 12/20/2027		2	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036		79	71

Ford Credit Auto Owner Trust
2.095% due 01/15/2011		400	388
2.615% due 06/15/2012		300	272

Franklin Auto Trust
2.088% due 06/20/2012		200	180

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036		77	69

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037		54	51

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034		12	4

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036		25	24

Morgan Stanley ABS Capital I
0.521% due 09/25/2036		43	41

Nelnet Student Loan Trust
4.065% due 04/27/2015		188	184

Residential Asset Securities Corp.
0.971% due 07/25/2032		5	2

SACO I, Inc.
0.531% due 05/25/2036		12	8

Sears Credit Account Master Trust
1.415% due 04/16/2013		200	197

SLM Student Loan Trust
4.035% due 10/25/2017		400	362
5.035% due 04/25/2023		900	845

Soundview Home Equity Loan Trust
0.551% due 01/25/2037		60	57

Structured Asset Securities Corp.
0.521% due 10/25/2036		61	57
0.761% due 01/25/2033		4	3

Wells Fargo Home Equity Trust
0.701% due 10/25/2035		34	32
0.711% due 10/25/2035		49	46
0.711% due 11/25/2035		28	27

			6,656

CORPORATE BONDS & NOTES 31.2%

Allstate Life Global Funding II
2.822% due 05/21/2010		600	536

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		200	197

American Express Bank FSB
0.531% due 04/26/2010		300	278
0.601% due 05/29/2012		200	165
5.500% due 04/16/2013		300	284

American Express Co.
7.000% due 03/19/2018		400	405

American Express Credit Corp.
0.944% due 05/18/2009		100	97
1.871% due 05/27/2010		100	92

American International Group, Inc.
5.450% due 05/18/2017		300	199
5.850% due 01/16/2018		200	134
8.000% due 05/22/2038	EUR	500	229
8.175% due 05/15/2058		$400	156

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

AutoZone, Inc.
5.875% due 10/15/2012		$1,000	$888

Bank of America Corp.
4.625% due 02/07/2017	EUR	200	222
5.650% due 05/01/2018		$300	302
8.125% due 12/29/2049		500	375

Bank of America N.A.
2.835% due 05/12/2010		400	392

Bear Stearns Cos. LLC
3.650% due 01/31/2011		200	184
6.400% due 10/02/2017		100	104
6.950% due 08/10/2012		300	312
7.250% due 02/01/2018		1,000	1,098

Caterpillar Financial Services Corp.
1.991% due 06/25/2010		400	389
2.216% due 06/24/2011		500	447

Charter One Bank N.A.
3.585% due 04/24/2009		250	246

Citigroup Capital XXI
8.300% due 12/21/2057		200	155

Citigroup Funding, Inc.
3.556% due 05/07/2010		700	664

Citigroup, Inc.
5.500% due 04/11/2013		800	780
6.500% due 08/19/2013		900	909
8.400% due 04/29/2049		200	132

Comcast Corp.
5.119% due 07/14/2009		200	197

Computer Sciences Corp.
5.000% due 02/15/2013		369	325
6.500% due 03/15/2018		200	173

ConocoPhillips Australia Funding Co.
4.420% due 04/09/2009		152	152

Constellation Energy Group, Inc.
7.000% due 04/01/2012		900	820

CVS Caremark Corp.
5.750% due 08/15/2011		100	100

Daimler Finance North America LLC
5.750% due 05/18/2009		100	97

DR Horton, Inc.
6.000% due 04/15/2011		100	86

Duke Energy Carolinas LLC
6.050% due 04/15/2038		200	220

General Electric Capital Corp.
3.053% due 05/22/2013		200	169
4.800% due 05/01/2013		100	98
6.150% due 08/07/2037		500	503
6.375% due 11/15/2067		100	63

GMAC LLC
3.399% due 05/15/2009		100	96

Goldman Sachs Group, Inc.
0.554% due 12/23/2009		400	379
5.375% due 02/15/2013	EUR	200	253
6.150% due 04/01/2018		$200	193

International Lease Finance Corp.
5.400% due 02/15/2012		100	70

iStar Financial, Inc.
5.150% due 03/01/2012		100	31

JCPenney Corp., Inc.
8.000% due 03/01/2010		100	97

JPMorgan Chase & Co.
1.591% due 06/25/2012		100	90
5.058% due 02/22/2021	CAD	100	73
6.000% due 01/15/2018		$500	529

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase & Co. CPI Linked Bond
3.574% due 02/15/2012	$10	$8

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	600	606

JPMorgan Chase Capital XX
6.550% due 09/29/2036	100	85

JPMorgan Chase Capital XXII
6.450% due 02/02/2037	100	82

Kraft Foods, Inc.
6.250% due 06/01/2012	100	103

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	300	30
6.875% due 05/02/2018 (a)	200	20

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	200	178

Merck & Co., Inc.
4.750% due 03/01/2015	100	99

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010	400	386
6.875% due 04/25/2018	400	419

Metropolitan Life Global Funding I
5.125% due 04/10/2013	300	280

Morgan Stanley
4.232% due 05/14/2010	300	279
6.000% due 04/28/2015	700	605
6.625% due 04/01/2018	500	439

National Rural Utilities Cooperative Finance Corp.
4.658% due 07/01/2010	100	91

Nationwide Health Properties, Inc.
6.500% due 07/15/2011	100	91

Newell Rubbermaid, Inc.
4.000% due 05/01/2010	100	96

NGPL PipeCo. LLC
7.119% due 12/15/2017	100	90

Nordstrom, Inc.
6.250% due 01/15/2018	200	141

Nucor Corp.
5.750% due 12/01/2017	100	99

Pactiv Corp.
6.400% due 01/15/2018	200	167

Pricoa Global Funding I
3.010% due 06/04/2010	800	706

Principal Life Income Funding Trusts
5.300% due 04/24/2013	200	188

Quest Diagnostics, Inc.
5.450% due 11/01/2015	200	176

Rabobank Capital Funding Trust
5.254% due 12/29/2049	100	55

Safeway, Inc.
4.950% due 08/16/2010	100	99

Sprint Nextel Corp.
6.000% due 12/01/2016	100	71

State Street Capital Trust IV
2.996% due 06/15/2037	100	44

Target Corp.
7.000% due 01/15/2038	200	186

Time Warner, Inc.
2.405% due 11/13/2009	100	96

Universal Health Services, Inc.
7.125% due 06/30/2016	1,000	864

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. Bancorp
0.501% due 04/28/2009	$100	$100

Valero Energy Corp.
4.750% due 06/15/2013	100	92

Verizon Communications, Inc.
5.500% due 04/01/2017	100	97

Viacom, Inc.
6.125% due 10/05/2017	200	166
6.250% due 04/30/2016	200	166

Wachovia Bank N.A.
1.538% due 03/23/2009	250	248

Wachovia Corp.
5.500% due 05/01/2013	400	396

Wells Fargo & Co.
4.375% due 01/31/2013	100	98

Xerox Corp.
9.750% due 01/15/2009	200	200

Yum! Brands, Inc.
6.250% due 03/15/2018	200	173

		23,800

MORTGAGE-BACKED SECURITIES 8.4%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	197	94

Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	125	121
5.421% due 04/10/2049	163	151

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	144	122
5.432% due 02/25/2036	198	140

BCAP LLC Trust
0.641% due 01/25/2037	225	92

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	107	90
4.125% due 03/25/2035	231	193
4.785% due 08/25/2033	18	16

Bear Stearns Alt-A Trust
0.631% due 02/25/2034	153	71
5.495% due 09/25/2035	99	46
5.569% due 11/25/2035	106	74
5.880% due 03/25/2036	204	94
6.250% due 08/25/2036	132	59

Bear Stearns Structured Products, Inc.
5.761% due 12/26/2046	85	59

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	100	56

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	39	29
4.248% due 08/25/2035	69	56

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	100	91

Countrywide Alternative Loan Trust
0.718% due 03/20/2046	171	71
0.751% due 02/25/2037	139	69
0.801% due 11/20/2035	215	108
3.256% due 12/25/2035	296	146
3.756% due 11/25/2035	41	21
5.250% due 06/25/2035	48	32
6.000% due 04/25/2037	85	45

Countrywide Home Loan Mortgage Pass-Through Trust
0.701% due 05/25/2035	81	40
0.791% due 03/25/2035	161	68
0.801% due 02/25/2035	20	10
4.789% due 11/25/2034	34	21

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	$300	$146

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	4	3

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	42	42

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	86	77

Greenpoint Mortgage Funding Trust
0.551% due 01/25/2047	216	199

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	200	153

GSR Mortgage Loan Trust
5.181% due 01/25/2036	291	201

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	74	35
5.129% due 05/19/2033	22	17

Indymac Index Mortgage Loan Trust
0.711% due 07/25/2035	73	33

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	63	49

JPMorgan Mortgage Trust
4.500% due 09/25/2034	122	118

Mellon Residential Funding Corp.
1.635% due 12/15/2030	37	29

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	200	168

MLCC Mortgage Investors, Inc.
1.575% due 03/15/2025	8	6
3.819% due 10/25/2035	67	51

Morgan Stanley Capital I
5.387% due 03/12/2044	100	81

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	234	179

Residential Accredit Loans, Inc.
0.621% due 02/25/2047	90	31
0.651% due 06/25/2046	222	91
0.681% due 04/25/2046	193	81

Structured Adjustable Rate Mortgage Loan Trust
4.590% due 04/25/2034	25	15

Structured Asset Mortgage Investments, Inc.
0.681% due 05/25/2046	31	13
0.691% due 05/25/2036	226	91
0.691% due 09/25/2047	200	37
0.871% due 07/19/2034	10	6
0.911% due 09/19/2032	9	6
0.931% due 03/19/2034	18	11
3.979% due 08/25/2047	95	40

TBW Mortgage-Backed Pass-Through Certificates
0.581% due 01/25/2037	62	58
5.970% due 09/25/2036	200	138

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	121	101

Wachovia Bank Commercial Mortgage Trust
1.285% due 09/15/2021	206	158

WaMu Mortgage Pass-Through Certificates
0.701% due 04/25/2045	24	11
0.781% due 01/25/2045	22	11
1.011% due 12/25/2027	58	48
3.236% due 06/25/2046	112	49
3.256% due 02/25/2046	263	112
4.375% due 02/27/2034	22	18
4.566% due 09/25/2033	804	710
5.612% due 03/25/2033	46	46

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.196% due 07/25/2046	$77	$29

Wells Fargo Mortgage-Backed Securities Trust
4.161% due 12/25/2034	104	74
4.500% due 11/25/2018	82	77
4.616% due 06/25/2035	237	188
4.950% due 03/25/2036	215	141
5.205% due 04/25/2036	38	26
5.594% due 07/25/2036	230	127

		6,416

MUNICIPAL BONDS & NOTES 0.6%

California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	100	89

Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	95	93

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	300	163

Texas State Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	100

		445

	SHARES
PREFERRED STOCKS 0.9%

DG Funding Trust
3.229% due 12/31/2049	65	654

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 39.4%

Fannie Mae
0.591% due 03/25/2034	$23	$22
0.621% due 08/25/2034	13	12
0.821% due 09/25/2042	60	52
3.678% due 10/01/2044	74	73
4.500% due 02/01/2039	1,000	1,009
4.521% due 11/01/2034	195	192
4.665% due 05/25/2035	86	88
4.938% due 12/01/2034	34	34
5.000% due 02/01/2039	1,900	1,934
5.480% due 07/01/2018	200	201
5.500% due 11/01/2016 - 04/01/2048	2,124	2,136
6.000% due 11/01/2036 - 07/25/2044	1,527	1,540
6.500% due 08/01/2037	100	104

Freddie Mac
1.425% due 02/15/2019	307	295
1.695% due 12/15/2032	174	167
3.678% due 10/25/2044	144	138
4.685% due 03/01/2035	296	298
4.981% due 04/01/2035	375	377
5.000% due 08/15/2020 - 05/01/2038	2,180	2,180
5.298% due 02/01/2029	19	19
5.500% due 01/01/2039	2,600	2,662

Ginnie Mae
5.375% due 04/20/2028 - 06/20/2030	11	12
6.000% due 09/20/2038 (e)	2,289	2,366
6.000% due 10/20/2038 - 01/01/2039	12,197	12,587

Small Business Administration
5.490% due 03/01/2028	1,477	1,516

		30,014

Total United States (Cost $73,772)		67,985

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 9.6%

REPURCHASE AGREEMENTS 0.3%

JPMorgan Chase Bank N.A.
0.010% due 01/07/2009	$212	$212

(Dated 12/10/2008. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $213. Repurchase proceeds are $212.)

U.S. CASH MANAGEMENT BILLS 0.6%
0.980% due 05/15/2009 (c)	510	510

U.S. TREASURY BILLS 8.7%
0.160% due 01/02/2009 - 06/11/2009 (b)(c)	6,610	6,608

Total Short-Term Instruments (Cost $7,330)		7,330

PURCHASED OPTIONS (g) 0.2%
(Cost $49)		150

Total Investments 161.3% (Cost $125,381)		$122,924

Written Options (h) (0.7%) (Premiums $185)		(532)

Other Assets and Liabilities (Net) (60.6%)		(46,163)

Net Assets 100.0%		$76,229

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Securities with an aggregate market value of $5,729 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $1,779 at a weighted average interest rate of 2.438%. On December 31, 2008, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $468 and cash of $644 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	16	$41
90-Day Euribor March Futures Put Options Strike @ EUR 95.250	Short	03/2009	27	13
90-Day Eurodollar December Futures	Long	12/2009	176	595
90-Day Eurodollar June Futures	Long	06/2010	69	214
90-Day Eurodollar March Futures	Long	03/2010	61	203
90-Day Eurodollar September Futures	Long	09/2010	26	98
Canada Government 10-Year Bond March Futures	Long	03/2009	8	49
Euro-Bobl March Futures	Short	03/2009	25	(35)
Euro-Bund 10-Year Bond March Futures	Short	03/2009	1	(3)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	19	0
Japan Government 10-Year Bond March Futures	Long	03/2009	3	30
U.S. Treasury 2-Year Note March Futures	Long	03/2009	21	17
U.S. Treasury 10-Year Note March Futures	Long	03/2009	25	9
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	20	8
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures Put Options Strike @ GBP 93.000	Short	06/2009	33	18
United Kingdom Government 10-Year Bond March Futures	Long	03/2009	8	84

				$1,341

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(f)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	1.500%		$1,000	$32	$0	$32
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.188%		100	(3)	0	(3)
Barclays Bank PLC	RBS	(2.350%	)	12/20/2017	2.350%		200	(1)	0	(1)
Bear Stearns Cos., Inc.	BCLY	(0.820%	)	09/20/2017	1.113%		100	2	0	2
Bear Stearns Cos., Inc.	DUB	(0.870%	)	03/20/2018	1.113%		1,000	19	0	19
Citigroup, Inc.	BNP	(1.570%	)	09/20/2013	1.900%		900	12	0	12
Citigroup, Inc.	CSFB	(3.550%	)	12/20/2013	1.900%		100	(7)	0	(7)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	0.961%		369	6	0	6
Computer Sciences Corp.	GSC	(1.180%	)	03/20/2018	1.000%		200	(3)	0	(3)
Constellation Energy Group, Inc.	BOA	(1.460%	)	06/20/2012	5.377%		900	103	0	103
CVS Caremark Corp.	RBS	(0.550%	)	09/20/2011	0.945%		100	1	0	1
Daimler Finance N.A. LLC	CSFB	(0.380%	)	06/20/2009	6.388%		100	3	0	3
Deutsche Bank AG	BCLY	(0.760%	)	09/20/2013	1.307%		100	2	0	2
Dr. Horton, Inc.	BNP	(4.030%	)	06/20/2011	6.073%		100	4	0	4
GlobalSantaFe Corp.	BOA	(0.455%	)	06/20/2012	0.830%		200	2	0	2
Goldman Sachs Group, Inc.	CITI	(3.550%	)	09/20/2013	2.950%		100	(3)	0	(3)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.769%		100	23	0	23
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	103.311%		100	62	0	62
JCPenney Corp., Inc.	DUB	(0.270%	)	03/20/2010	4.937%		100	5	0	5
JPMorgan Chase & Co.	BCLY	(1.450%	)	12/20/2013	1.146%		100	(1)	0	(1)
JPMorgan Chase & Co.	BOA	(0.750%	)	03/20/2018	1.113%		100	3	0	3
JPMorgan Chase & Co.	CSFB	(1.500%	)	12/20/2013	1.146%		100	(2)	0	(2)
JPMorgan Chase & Co.	DUB	(0.740%	)	03/20/2018	1.113%		200	6	0	6
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	1.113%		100	3	0	3
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	1.383%		100	7	0	7
Kraft Foods, Inc.	JPM	(0.170%	)	06/20/2012	0.977%		100	3	0	3
Marsh & McLennan Cos., Inc.	BCLY	(1.160%	)	09/20/2014	0.772%		200	(4)	0	(4)
Merck & Co., Inc.	RBS	(0.550%	)	03/20/2015	0.714%		100	1	0	1
Morgan Stanley	DUB	(1.500%	)	06/20/2013	4.198%		200	20	0	20
Nationwide Health Properties, Inc.	DUB	(0.620%	)	09/20/2011	7.660%		100	16	0	16
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	1.463%		100	2	0	2
Nordstrom, Inc.	DUB	(0.975%	)	03/20/2018	5.139%		200	45	0	45
Nucor Corp.	BOA	(0.365%	)	12/20/2017	1.428%		100	8	0	8
Pactiv Corp.	BOA	(1.053%	)	03/20/2018	1.465%		200	6	0	6
Quest Diagnostics, Inc.	BOA	(0.915%	)	12/20/2015	1.369%		200	5	0	5
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	11.282%		200	63	0	63
Safeway, Inc.	CSFB	(0.300%	)	09/20/2010	0.719%		100	1	0	1
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	8.492%		100	30	0	30
UBS Warburg LLC	BCLY	(1.900%	)	12/20/2013	2.037%	EUR	200	1	0	1
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	2.600%		$1,000	81	0	81
Valero Energy Corp.	BCLY	(1.600%	)	06/20/2013	3.376%		100	7	0	7
Verizon Communications, Inc.	CITI	(0.900%	)	06/20/2017	1.270%		100	3	0	3
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	3.579%		200	19	0	19
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	3.527%		200	31	0	31
Xerox Corp.	MSC	(0.290%	)	03/20/2009	3.619%		100	1	0	1
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	1.600%		200	9	0	9

								$623	$0	$623

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	CITI	0.950%	09/20/2009	4.551%	$200	$(5)	$0	$(5)
GMAC LLC	GSC	7.750%	03/20/2009	9.740%	100	0	0	0
HSBC Finance Corp.	MLP	1.550%	06/20/2009	9.283%	200	(7)	0	(7)
JSC Gazprom	MSC	1.680%	04/20/2009	12.816%	200	(6)	0	(6)
JSC Gazprom	MSC	1.710%	04/20/2009	12.816%	100	(3)	0	(3)
JSC Gazprom	MSC	1.910%	04/20/2009	12.816%	100	(3)	0	(3)
Russia Government International Bond	MSC	0.490%	02/20/2009	9.643%	800	(9)	0	(9)
SLM Corp.	DUB	3.050%	03/20/2009	11.543%	100	(2)	0	(2)
SLM Corp.	GSC	3.300%	03/20/2009	11.543%	100	(2)	0	(2)
SLM Corp.	GSC	3.700%	03/20/2009	11.543%	100	(1)	0	(1)
Spain Government Bond	GSC	0.270%	03/20/2013	0.936%	1,400	(37)	0	(37)
Spain Government Bond	JPM	0.270%	03/20/2013	0.936%	600	(16)	0	(16)
Spain Government Bond	MSC	0.470%	03/20/2013	0.936%	1,200	(22)	0	(22)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	100	(10)	0	(10)

						$(123)	$0	$(123)

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection(1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017		$2,538	$168	$7	$161
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017		488	25	18	7
CDX.IG-10 5-Year Index	BCLY	(1.550%	)	06/20/2013		586	13	(5)	18
CDX.IG-10 5-Year Index	DUB	(1.550%	)	06/20/2013		1,562	34	13	21
CDX.IG-10 5-Year Index	GSC	(1.550%	)	06/20/2013		195	4	(2)	6
CDX.IG-10 5-Year Index	MSC	(1.550%	)	06/20/2013		390	9	(3)	12
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018		1,562	1	(53)	54
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018		97	0	(1)	1
iTraxx Europe 9 Index	DUB	(1.750%	)	06/20/2018	EUR	1,700	(41)	(154)	113
iTraxx Europe HVol 6 Index	BNP	(0.850%	)	12/20/2016		200	37	(1)	38
iTraxx Europe HVol 6 Index	DUB	(0.850%	)	12/20/2016		400	74	(2)	76
iTraxx Europe HVol 6 Index	JPM	(0.850%	)	12/20/2016		200	37	(1)	38
iTraxx Europe Senior Financials 9 Index	DUB	(1.750%	)	06/20/2018		900	(58)	(71)	13
iTraxx Europe Sub Financials 8 Index	DUB	(0.700%	)	12/20/2012		600	37	1	36

							$340	$(254)	$594

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$ 100	$(67)	$(30)	$(37)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	200	(100)	(61)	(39)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	100	(2)	(1)	(1)

					$(169)	$(92)	$(77)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC	EUR	500	$15	$0	$15
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	CITI	AUD	3,050	91	(5)	96
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS		3,050	91	(5)	96
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS		600	16	2	14
Pay	3-Month AUD Bank Bill	7.750%	06/15/2010	DUB		2,700	84	(2)	86
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	BSN	CAD	200	(15)	(4)	(11)
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	RBC		300	(21)	(5)	(16)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	BSN		800	(82)	(8)	(74)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	MLP		200	(21)	(5)	(16)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	RBC		500	(51)	(13)	(38)
Pay	3-Month CAD Bank Bill	5.750%	12/19/2028	RBC		900	47	(1)	48
Receive	3-Month CAD Bank Bill	4.500%	09/20/2037	MLP		500	(91)	(1)	(90)
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	GSC	SEK	5,000	48	(5)	53
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY		$6,900	311	118	193
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		4,500	203	158	45
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	BOA		2,600	224	33	191
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	DUB		9,600	763	348	415
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		900	(87)	(72)	(15)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		2,500	(298)	47	(345)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI		9,500	(1,130)	286	(1,416)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		2,900	(345)	(16)	(329)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		14,900	(1,772)	288	(2,060)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		$4,500	$(629)	$(547)	$(82)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		900	(305)	(20)	(285)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	RBS		400	(135)	10	(145)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		300	(7)	(26)	19
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		100	(45)	(8)	(37)
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB	AUD	1,200	22	0	22
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	JPM		500	9	0	9
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	RBC		1,500	26	(2)	28
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS		1,100	58	(6)	64
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	DUB		500	23	(4)	27
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	HSBC		300	12	(3)	15
Pay	6-Month AUD Bank Bill	6.000%	06/15/2014	UBS		1,200	62	5	57
Pay	6-Month EUR-LIBOR	4.000%	09/19/2009	GSC	EUR	2,900	6	(29)	35
Pay	6-Month EUR-LIBOR	3.000%	09/16/2010	RBS		400	2	0	2
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	RBS		600	28	(2)	30
Pay	6-Month EUR-LIBOR	3.000%	09/16/2011	JPM		3,000	6	0	6
Pay	6-Month EUR-LIBOR	4.000%	09/17/2013	GSC		900	35	(6)	41
Pay	6-Month EUR-LIBOR	4.450%	03/18/2014	GSC		500	38	0	38
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BCLY		1,700	136	(16)	152
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP		1,900	152	1	151
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC		1,100	88	(5)	93
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	JPM		1,100	88	(12)	100
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	MSC		1,500	120	(29)	149
Pay	6-Month EUR-LIBOR	3.500%	09/16/2014	BCLY		4,600	30	(20)	50
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	BCLY		400	23	14	9
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	DUB		2,600	152	70	82
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	HSBC		500	29	18	11
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	MSC		1,400	82	17	65
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	BCLY		500	43	17	26
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	JPM		1,300	114	(22)	136
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	RBS		100	11	(7)	18
Pay	6-Month EUR-LIBOR	5.000%	06/18/2034	JPM		400	73	(4)	77
Receive	6-Month EUR-LIBOR	4.750%	09/17/2038	MSC		100	(29)	(5)	(24)
Receive	6-Month EUR-LIBOR	5.000%	09/17/2038	MSC		300	(107)	(24)	(83)
Receive	6-Month EUR-LIBOR	3.500%	03/18/2039	BCLY		200	2	(35)	37
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	GSC		600	(219)	(42)	(177)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	JPM		700	(255)	(28)	(227)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	RBS		900	(328)	(38)	(290)
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	BCLY	GBP	1,400	150	7	143
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	DUB		600	64	(30)	94
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	BNP		1,000	122	(3)	125
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC		2,600	319	(2)	321
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	MSC		300	42	0	42
Pay	6-Month GBP-LIBOR	3.500%	09/16/2014	HSBC		1,600	18	(1)	19
Receive	6-Month GBP-LIBOR	4.500%	09/15/2017	BCLY		600	(9)	5	(14)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	BNP		500	(63)	5	(68)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	MSC		200	(25)	(4)	(21)
Pay	6-Month GBP-LIBOR	5.000%	06/18/2034	BCLY		200	50	26	24
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	GSC		200	(63)	(6)	(57)
Receive	6-Month JPY-LIBOR	1.300%	09/21/2011	GSC	JPY	40,000	(8)	(1)	(7)
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	RBS		420,000	125	73	52
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	UBS		80,000	24	15	9
Pay	6-Month JPY-LIBOR	1.500%	06/17/2018	RBS		10,000	2	2	0
Receive	6-Month JPY-LIBOR	2.500%	12/20/2027	DUB		60,000	(97)	(9)	(88)
Receive	6-Month JPY-LIBOR	2.250%	06/20/2036	MSC		70,000	(93)	(4)	(89)

							$(2,051)	$423	$(2,474)

(g)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$800	$9	$26
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	5	17
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,500	17	50
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,200	11	40
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	6	17

							$48	$150

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Ginnie Mae 6.000% due 02/01/2039	$85.000	02/12/2009	$11,000	$1	$0

(h)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar June Futures	$97.250	06/15/2009	44	$28	$3
Put - CME 90-Day Eurodollar March Futures	97.250	03/16/2009	63	19	1
Put - CME 90-Day Eurodollar March Futures	97.500	03/16/2009	89	37	3
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	9	2	1

				$86	$8

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Receive	5.290%	06/10/2009	EUR	1,000	$13	$67
Put - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Pay	5.290%	06/10/2009		1,000	13	0
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009		$200	5	17
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		100	3	12
Call - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	4.650%	01/23/2009		700	11	267
Put - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.650%	01/23/2009		700	11	0
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		200	7	25
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	62
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		400	12	49
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		200	7	25

								$99	$524

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2007	12	$7,500	AUD	0	EUR	1,200	GBP	0	$99
Sales	785	23,200		1,200		5,018		444	733
Closing Buys	(254)	(26,600)		(1,200)		(2,818)		(444)	(451)
Expirations	(338)	(1,100)		0		(1,400)		0	(196)
Exercised	0	0		0		0		0	0

Balance at 12/31/2008	205	$3,000		AUD 0		EUR 2,000		GBP 0	$185

(i)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	HSBC	1,117	04/2009	$0	$(7)	$(7)
Sell		HSBC	1,117	04/2009	1	0	1
Sell	AUD	BCLY	139	01/2009	0	(11)	(11)
Sell		CITI	1,375	01/2009	0	(66)	(66)
Sell		CSFB	35	01/2009	0	(2)	(2)
Buy		GSC	267	01/2009	13	0	13
Sell		JPM	35	01/2009	0	(1)	(1)
Buy		RBS	58	01/2009	4	0	4
Sell	BRL	RBC	1	06/2009	0	0	0
Sell	CAD	MSC	731	01/2009	0	(16)	(16)
Sell		RBC	1,045	01/2009	0	(2)	(2)
Buy	CLP	HSBC	4,000	05/2009	0	0	0
Buy		JPM	6,033	05/2009	0	(3)	(3)
Buy	CNY	BCLY	5,517	05/2009	0	(20)	(20)
Sell		BCLY	4,949	05/2009	1	(2)	(1)
Buy		CITI	3,964	05/2009	0	(34)	(34)
Sell		DUB	2,282	05/2009	0	(2)	(2)
Buy		HSBC	909	05/2009	0	(6)	(6)
Sell		HSBC	2,994	05/2009	4	0	4
Buy		JPM	1,750	05/2009	0	(13)	(13)
Sell		JPM	1,904	05/2009	0	(3)	(3)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	MSC	801	05/2009	$0	$(6)	$(6)
Sell		UBS	811	05/2009	0	(1)	(1)
Buy		BCLY	784	07/2009	0	(9)	(9)
Sell		BCLY	1,365	07/2009	0	(1)	(1)
Buy		DUB	1,619	07/2009	0	(18)	(18)
Buy		HSBC	816	07/2009	0	(9)	(9)
Buy		JPM	831	07/2009	0	(9)	(9)
Sell		JPM	2,685	07/2009	0	(4)	(4)
Buy		BCLY	138	09/2009	0	0	0
Buy		CITI	208	09/2009	0	0	0
Buy		DUB	832	09/2009	0	0	0
Sell		DUB	1,593	09/2009	0	(3)	(3)
Buy		HSBC	277	09/2009	0	0	0
Buy		JPM	138	09/2009	0	0	0
Buy		BCLY	771	05/2010	0	(16)	(16)
Sell		BCLY	1,638	05/2010	0	(3)	(3)
Buy		MLP	867	05/2010	0	(17)	(17)
Sell	EUR	BCLY	138	01/2009	0	(16)	(16)
Buy		BNP	116	01/2009	3	(1)	2
Sell		BNP	614	01/2009	0	(72)	(72)
Sell		BOA	273	01/2009	0	(25)	(25)
Sell		CITI	256	01/2009	0	0	0
Buy		CSFB	52	01/2009	3	0	3
Buy		DUB	202	01/2009	5	0	5
Sell		DUB	29	01/2009	0	(3)	(3)
Sell		HSBC	75	01/2009	3	0	3
Buy		JPM	55	01/2009	0	0	0
Sell		JPM	210	01/2009	1	(24)	(23)
Buy		MSC	904	01/2009	22	(2)	20
Buy		RBS	97	01/2009	10	0	10
Sell		RBS	5,049	01/2009	0	(635)	(635)
Sell		UBS	450	01/2009	0	(57)	(57)
Buy	GBP	BCLY	35	01/2009	0	(3)	(3)
Sell		BCLY	74	01/2009	7	0	7
Buy		BNP	74	01/2009	0	(6)	(6)
Sell		BNP	424	01/2009	38	0	38
Buy		CITI	55	01/2009	0	(6)	(6)
Sell		CITI	604	01/2009	27	0	27
Sell		CSFB	172	01/2009	16	0	16
Buy		DUB	219	01/2009	0	(23)	(23)
Sell		DUB	112	01/2009	3	0	3
Sell		JPM	87	01/2009	3	0	3
Buy		MSC	214	01/2009	0	(8)	(8)
Buy		RBS	144	01/2009	0	(7)	(7)
Sell		RBS	46	01/2009	1	0	1
Buy		UBS	176	01/2009	0	(10)	(10)
Sell		UBS	62	01/2009	6	0	6
Buy	HKD	CITI	310	01/2009	0	0	0
Buy		CSFB	187	01/2009	0	0	0
Sell		JPM	488	01/2009	0	0	0
Buy	JPY	BCLY	4,182	01/2009	2	0	2
Sell		BCLY	114,673	01/2009	0	(62)	(62)
Buy		BNP	24,271	01/2009	7	0	7
Sell		BNP	9,404	01/2009	0	0	0
Buy		CITI	30,487	01/2009	7	0	7
Sell		CITI	133,237	01/2009	0	(62)	(62)
Sell		CSFB	55,760	01/2009	1	(8)	(7)
Buy		DUB	7,839	01/2009	1	0	1
Sell		DUB	30,908	01/2009	4	(1)	3
Buy		HSBC	35,240	01/2009	8	0	8
Sell		HSBC	38,021	01/2009	3	0	3
Sell		MSC	10,283	01/2009	1	0	1
Sell		UBS	224,690	01/2009	0	(123)	(123)
Sell	KRW	BCLY	125,925	02/2009	18	(1)	17
Buy		MLP	129,007	02/2009	0	(24)	(24)
Buy	MXN	CITI	78	05/2009	0	(2)	(2)
Buy	MYR	BCLY	87	02/2009	1	0	1
Sell		CITI	252	02/2009	0	(3)	(3)
Buy		DUB	170	02/2009	0	0	0
Sell		DUB	98	02/2009	0	(1)	(1)
Buy		JPM	142	02/2009	1	0	1
Sell		JPM	105	02/2009	0	(1)	(1)
Buy		BCLY	70	04/2009	0	0	0
Buy		BOA	70	04/2009	0	0	0

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	CITI	141	04/2009	$1	$0	$1
Buy		HSBC	106	04/2009	1	0	1
Sell		JPM	330	04/2009	0	(2)	(2)
Buy	PHP	BCLY	1,900	02/2009	0	(3)	(3)
Sell		BCLY	12,154	02/2009	0	(18)	(18)
Buy		DUB	900	02/2009	0	(1)	(1)
Sell		DUB	179	02/2009	0	0	0
Buy		HSBC	2,230	02/2009	0	(3)	(3)
Buy		JPM	3,403	02/2009	0	(3)	(3)
Buy		MLP	700	02/2009	0	(1)	(1)
Buy		MSC	2,500	02/2009	0	(4)	(4)
Buy		RBS	700	02/2009	0	(1)	(1)
Buy		LEH	500	12/2010	0	(1)	(1)
Sell		LEH	500	12/2010	0	0	0
Sell	PLN	DUB	521	05/2009	10	0	10
Buy		HSBC	555	05/2009	0	(61)	(61)
Sell		JPM	23	05/2009	0	0	0
Buy	RUB	BCLY	8	05/2009	0	0	0
Sell		BCLY	866	05/2009	0	0	0
Buy		HSBC	3,128	05/2009	0	(37)	(37)
Sell		HSBC	221	05/2009	1	0	1
Sell		JPM	2,049	05/2009	16	0	16
Buy	SAR	JPM	938	04/2009	0	(4)	(4)
Sell		JPM	938	04/2009	0	0	0
Sell	SGD	BCLY	97	01/2009	0	(2)	(2)
Sell		CITI	27	01/2009	0	(1)	(1)
Buy		DUB	59	01/2009	1	0	1
Buy		CITI	29	04/2009	0	0	0
Sell		CITI	35	04/2009	0	(1)	(1)
Buy		DUB	29	04/2009	0	0	0
Buy		HSBC	44	04/2009	0	0	0
Buy	TWD	BCLY	1,223	02/2009	0	(3)	(3)
Buy		DUB	800	02/2009	0	(2)	(2)
Sell		HSBC	3,554	02/2009	5	0	5
Buy		MLP	800	02/2009	0	(1)	(1)
Buy		MSC	700	02/2009	0	(2)	(2)
Sell	ZAR	BCLY	3	05/2009	0	0	0

					$260	$(1,621)	$(1,361)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$122,676	$248	$122,924
Other Financial Instruments ++	1,341	(3,365)	15	(2,009)

Total	$1,341	$119,311	$263	$120,915

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$243	$277	$2	$(5)	$(174)	$(95)	$248
Other Financial Instruments ++	(9)	0	0	0	24	0	15

Total	$234	$277	$2	$(5)	$(150)	$(95)	$263

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

20	PIMCO Variable Insurance Trust

December 31, 2008

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

22	PIMCO Variable Insurance Trust

December 31, 2008

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(n) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(o) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(p) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and

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December 31, 2008

Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$512,071	$523,073	$299,199	$274,163

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	4,666	47,330	2,302	23,104
Issued as reinvestment of distributions
Institutional Class	0	1	1	1
Administrative Class	254	2,508	216	2,171
Cost of shares redeemed
Institutional Class	(1)	0	0	0
Administrative Class	(3,718)	(36,679)	(1,826)	(18,288)
Net increase resulting from Portfolio share transactions	1,201	$13,160	693	$6,988

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	6	86

*	Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the

District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

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December 31, 2008

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$8,949	$0	$(9,056)	$(4,714)	$0	$(241)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$128,140	$5,897	$(11,113)	$(5,216)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$2,509	$0	$0
12/31/2007	2,172	0	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

28	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	29

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	2.26%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.10%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

30	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

34	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)	(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

36	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Foreign Bond Portfolio (Unhedged)

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Glossary	23
Privacy Policy	24
Management of the Trust	25
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	27

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Short-Term Instruments	52.2%
United States	31.2%
Germany	8.0%
Canada	6.8%
United Kingdom	1.8%
‡	% of Total Investments as of 12/31/08

Cumulative Total Return for the period ended December 31, 2008
Portfolio Inception (04/30/08)
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	5.84%
JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD±	4.80%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.99% for Administrative Class shares.

± JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,083.19	$1,021.32
Expenses Paid During Periodà	$3.98	$3.86

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio of 0.76% for the Administrative Class reflects net annualized expenses after application of an expense waiver of 1.05%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to foreign (non-U.S.) countries representing at least three foreign countries, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	The PIMCO Foreign Bond Portfolio (Unhedged) was launched on April 30, 2008.

»	A curve-steepening bias in the U.S., Europe and the U.K. during the second half of the year benefited performance as the yield curves in these regions steepened.

»	An underweight to the British pound and the euro during the second and third quarters benefited performance as these currencies depreciated relative to the U.S. dollar.

»	Exposure to short dated interest rate swaps, especially in Europe, detracted from performance as swap spreads widened versus European government bonds.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Period Ended:	04/30/2008-12/31/2008

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.05
Net realized/unrealized gain on investments	0.53
Total income from investment operations	0.58
Dividends from net investment income	(0.05)
Total distributions	(0.05)
Net asset value end of period	$10.53
Total return	5.84%
Net assets end of period (000s)	$5,182
Ratio of expenses to average net assets	0.79	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.79	%*(b)(c)
Ratio of net investment income to average net assets	0.71	%*
Portfolio turnover rate	891%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.84%.
(c)	If the investment manager hadn’t waived Administrative fees, the ratio of expenses to average net assets would have been 0.90%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities   Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$2,149
Repurchase agreements, at value	2,200
Cash	243
Deposits with counterparty	53
Foreign currency, at value	150
Receivable for investments sold	1,220
Receivable for Portfolio shares sold	1,903
Interest and dividends receivable	7
Manager reimbursement receivable	18
Swap premiums paid	24
Unrealized appreciation on foreign currency contracts	210
Unrealized appreciation on swap agreements	98
8,275

Liabilities:
Payable for investments purchased	$2,240
Payable for investments purchased on a delayed-delivery basis	616
Written options outstanding	0
Accrued investment advisory fee	1
Accrued servicing fee	1
Variation margin payable	2
Swap premiums received	52
Unrealized depreciation on foreign currency contracts	36
Unrealized depreciation on swap agreements	145
3,093

Net Assets	$5,182

Net Assets Consist of:
Paid in capital	$5,019
(Overdistributed) net investment income	(202)
Accumulated undistributed net realized gain	96
Net unrealized appreciation	269
$5,182

Net Assets:
Administrative Class	$5,182

Shares Issued and Outstanding:
Administrative Class	492

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$10.53

Cost of Investments Owned	$2,070
Cost of Repurchase Agreements Owned	$2,200
Cost of Foreign Currency Held	$144
Premiums Received on Written Options	$3

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (Unhedged)

(Amounts in Thousands)	Period from April 30, 2008 to December 31, 2008

Investment Income:
Interest	$30
Total Income	30

Expenses:
Investment advisory fees	5
Administrative fees	10
Servicing fees – Administrative Class	3
Organization Costs	19
Total Expenses	37
Reimbursement by Manager	(21)
Net Expenses	16

Net Investment Income	14

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(71)
Net realized gain on futures contracts, written options and swaps	102
Net realized (loss) on foreign currency transactions	(136)
Net change in unrealized appreciation on investments	79
Net change in unrealized appreciation on futures contracts, written options and swaps	34
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	156
Net Gain	164

Net Increase in Net Assets Resulting from Operations	$178

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets   Foreign Bond Portfolio (Unhedged)

(Amounts in Thousands)	Period from April 30, 2008 to December 31, 2008

Increase in Net Assets from:

Operations:
Net investment income	$14
Net realized (loss)	(105)
Net change in unrealized appreciation	269
Net increase resulting from operations	178

Distributions to Shareholders:
From net investment income
Administrative Class	(15)

Total Distributions	(15)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	5,014
Issued as reinvestment of distributions
Administrative Class	15
Cost of shares redeemed
Administrative Class	(10)
Net increase resulting from Portfolio share transactions	5,019

Total Increase in Net Assets	5,182

Net Assets:
Beginning of period	0
End of period*	$5,182

*Including (overdistributed) net investment income of:	$(202)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (Unhedged)	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CANADA 5.7%

Canada Housing Trust No. 1
3.600% due 06/15/2013	CAD	300	$257

Column Canada Issuer Corp.
5.147% due 05/12/2034		23	19

Merrill Lynch Financial Assets, Inc.
4.501% due 06/12/2035		27	22

Total Canada (Cost $296)			298

GERMANY 6.7%

Republic of Germany
4.750% due 07/04/2034	EUR	100	161
6.250% due 01/04/2030		100	186

Total Germany (Cost $287)			347

UNITED KINGDOM 1.5%

United Kingdom Gilt
4.250% due 03/07/2036	GBP	50	78

Total United Kingdom (Cost $78)			78

UNITED STATES 26.2%

CORPORATE BONDS & NOTES 2.5%

WM Covered Bond Program
3.875% due 09/27/2011	EUR	100	128

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 23.7%

Fannie Mae
5.500% due 01/01/2039	$1,000	$1,025

Federal Home Loan Bank
4.449% due 10/13/2009	100	100

Ginnie Mae
6.000% due 09/20/2038	99	103

		1,228

Total United States (Cost $1,339)		1,356

SHORT-TERM INSTRUMENTS 43.8%

COMMERCIAL PAPER 1.4%

Federal Home Loan Bank
3.585% due 04/30/2009	70	70

REPURCHASE AGREEMENTS 42.4%

Credit Suisse Securities (USA) LLC
0.000% due 01/02/2009	400	400
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.125% due 11/30/2009 valued at $409. Repurchase proceeds are $400.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase Bank N.A.
0.030% due 01/05/2009	$1,800	$1,800
(Dated 12/30/2008. Collateralized by U.S. Treasury Notes 2.625% due 05/31/2010 valued at $1,818. Repurchase proceeds are $1,800.)

		2,200

Total Short-Term Instruments (Cost $2,270)		2,270

PURCHASED OPTIONS (c) 0.0%
(Cost $0)		0

Total Investments 83.9% (Cost $4,270)		$4,349

Written Options (d) (0.0%) (Premiums $3)		0

Other Assets and Liabilities (Net) 16.1%		833

Net Assets 100.0%		$5,182

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Cash of $53 has been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	3	$19
90-Day Euribor March Futures Put Options Strike @ EUR 95.250	Short	03/2009	1	1
90-Day Eurodollar December Futures	Long	12/2009	12	45
90-Day Eurodollar June Futures	Long	06/2010	3	2
90-Day Eurodollar March Futures	Long	03/2010	1	2
90-Day Eurodollar September Futures	Long	09/2010	1	2
Australia Government 3-Year Bond March Futures	Long	03/2009	1	0
Euro-Bobl March Futures	Long	03/2009	2	5
Euro-Bobl March Futures Put Options Strike @ EUR 104.000	Long	03/2009	2	0
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	1	0
U.S. Treasury 2-Year Note March Futures	Long	03/2009	1	1
U.S. Treasury 5-Year Note March Futures	Long	03/2009	1	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures Put Options Strike @ GBP 93.000	Short	06/2009	1	1

				$77

(b)	Swap agreements outstanding on December 31, 2008:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	$900	$41	$2	$39
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC	700	(152)	(25)	(127)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI	100	(12)	(9)	(3)

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Foreign Bond Portfolio (Unhedged)  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		$100	$(12)	$(15)	$3
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		100	(12)	2	(14)
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	DUB	EUR	100	6	1	5
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	RBS		100	6	3	3
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC	GBP	100	12	0	12
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	MSC		200	24	(1)	25
Receive	6-Month JPY-LIBOR	1.500%	12/17/2013	RBS	JPY	10,000	(3)	(2)	(1)
Pay	6-Month JPY-LIBOR	1.500%	06/17/2018	RBS		105,000	27	16	11

							$(75)	$(28)	$(47)

(c)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 2-Year Note February Futures	$86.000	02/20/2009	1	$0	$0
Put - CBOT U.S. Treasury 5-Year Note March Futures	85.000	02/20/2009	1	0	0

				$0	$0

Foreign Currency Options
Description	Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC USD versus JPY	JPY 110.000	01/08/2009	$1,000	$0	$0

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 5.000% due 02/01/2039	$67.000	02/05/2009	$600	$0	$0
Put - OTC Fannie Mae 5.500% due 02/01/2039	81.500	02/05/2009	1,000	0	0
Put - OTC Fannie Mae 5.500% due 02/01/2039	85.000	02/05/2009	1,000	0	0

				$0	$0

(d)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar June Futures	$97.250	06/15/2009	1	$0	$0
Put - CME 90-Day Eurodollar March Futures	97.250	03/16/2009	3	1	0
Put - CME 90-Day Eurodollar March Futures	97.500	03/16/2009	4	2	0

				$3	$0

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount in EUR	Notional Amount in GBP	Premium
Balance at 04/30/2008	0	EUR 0	GBP 0	$0
Sales	12	15	7	5
Closing Buys	0	(15)	(7)	0
Expirations	(4)	0	0	(2)
Exercised	0	0	0	0

Balance at 12/31/2008	8	EUR 0	GBP 0	$3

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(e)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	CITI	8	01/2009	$0	$0	$0
Buy		GSC	9	01/2009	1	0	1
Sell		RBS	1	01/2009	0	0	0
Buy	CAD	MSC	2	01/2009	0	0	0
Buy		RBC	11	01/2009	0	0	0
Buy	CNY	BCLY	132	05/2009	0	(1)	(1)
Sell		BCLY	174	05/2009	0	0	0
Buy		CITI	131	05/2009	0	(1)	(1)
Sell		DUB	42	05/2009	0	0	0
Buy		HSBC	33	05/2009	0	0	0
Sell		HSBC	96	05/2009	0	0	0
Buy		JPM	59	05/2009	0	(1)	(1)
Sell		JPM	42	05/2009	0	0	0
Buy		MSC	26	05/2009	0	0	0
Sell		UBS	28	05/2009	0	0	0
Buy		BCLY	19	07/2009	0	0	0
Sell		BCLY	33	07/2009	0	0	0
Buy		DUB	45	07/2009	0	(1)	(1)
Buy		HSBC	13	07/2009	0	0	0
Buy		JPM	26	07/2009	0	0	0
Sell		JPM	70	07/2009	0	0	0
Buy		BCLY	25	05/2010	0	(1)	(1)
Sell		BCLY	49	05/2010	0	0	0
Buy		MLP	25	05/2010	0	(1)	(1)
Buy	DKK	MSC	133	02/2009	2	0	2
Sell	EUR	BCLY	2	01/2009	0	0	0
Buy		BNP	937	01/2009	129	0	129
Sell		BNP	95	01/2009	0	(13)	(13)
Sell		BOA	11	01/2009	0	(1)	(1)
Buy		CITI	22	01/2009	0	0	0
Sell		CITI	20	01/2009	0	0	0
Sell		DUB	2	01/2009	0	0	0
Sell	GBP	BCLY	2	01/2009	0	0	0
Buy		BNP	2	01/2009	0	0	0
Sell		BNP	10	01/2009	1	0	1
Buy		CITI	104	01/2009	0	(5)	(5)
Buy		DUB	4	01/2009	0	(1)	(1)
Buy		MSC	13	01/2009	0	(1)	(1)
Sell		MSC	2	01/2009	0	0	0
Buy		RBS	21	01/2009	0	(1)	(1)
Buy		UBS	1	01/2009	0	0	0
Sell		UBS	3	01/2009	0	0	0
Buy	JPY	BCLY	27,541	01/2009	15	0	15
Sell		BCLY	569	01/2009	0	0	0
Buy		BNP	22,126	01/2009	15	0	15
Buy		CITI	31,318	01/2009	14	0	14
Sell		CITI	5,817	01/2009	0	(4)	(4)
Buy		DUB	4,925	01/2009	1	0	1
Sell		HSBC	565	01/2009	0	0	0
Sell		MLP	2,903	01/2009	0	(1)	(1)
Sell		MSC	361	01/2009	0	0	0
Sell		RBS	569	01/2009	0	0	0
Buy		UBS	54,088	01/2009	29	0	29
Buy	MYR	BCLY	33	02/2009	0	0	0
Sell		CITI	18	02/2009	0	0	0
Buy		DUB	10	02/2009	0	0	0
Sell		DUB	7	02/2009	0	0	0
Sell		JPM	7	02/2009	0	0	0
Sell		JPM	11	04/2009	0	0	0
Sell	PHP	BCLY	410	02/2009	0	(1)	(1)
Sell		DUB	111	02/2009	0	0	0
Buy		JPM	521	02/2009	0	(1)	(1)
Buy	RUB	BCLY	259	05/2009	0	0	0
Sell		BCLY	11	05/2009	0	0	0
Sell		JPM	248	05/2009	2	0	2
Buy	SEK	MSC	157	02/2009	1	0	1
Sell	SGD	CITI	25	04/2009	0	(1)	(1)
Buy		RBS	25	04/2009	0	0	0

					$210	$(36)	$174

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Foreign Bond Portfolio (Unhedged)  (Cont.)

(f)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$4,349	$0	$4,349
Other Financial Instruments ++	77	127	0	204

Total	$77	$4,476	$0	$4,553

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(k), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information,

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation

14	PIMCO Variable Insurance Trust

December 31, 2008

margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on

16	PIMCO Variable Insurance Trust

December 31, 2008

a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(n) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the

Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

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December 31, 2008

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its supervisory and administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees, supervisory and administrative fees and other expenses borne by the Portfolio not covered by the supervisory and administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2008, the recoverable amount to the Administrator was $18,488.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified,

to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,376	$7,112	$4,638	$3,730

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/30/2008 to 12/31/2008
	Shares	Amount

Receipts for shares sold
Administrative Class	492	$5,014
Issued as reinvestment of distributions
Administrative Class	1	15
Cost of shares redeemed
Administrative Class	(1)	(10)
Net increase resulting from Portfolio share transactions	492	$5,019

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	97	*

*	Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$249	$54	$(62)	$(78)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$4,373	$90	$(114)	$(24)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

20	PIMCO Variable Insurance Trust

December 31, 2008

For the fiscal years ended December 31, 2008, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$15	$0	$0

(4)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

22	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	23

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	25

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	27

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

28	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Global Bond Portfolio (Unhedged)

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Privacy Policy	35
Management of the Trust	36
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

United States	53.6%
Japan	17.9%
Short-Term Instruments	7.6%
Germany	5.3%
United Kingdom	4.0%
Other	11.6%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (01/10/02)*
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	-0.85%	3.29%	7.15%
JPMorgan GBI Global FX NY Index Unhedged in USD±	12.74%	6.33%	9.25%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 01/10/02. Index comparisons began on 12/13/01.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$951.73	$1,020.01
Expenses Paid During Periodà	$5.00	$5.18

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	A curve-steepening bias in the U.S., Europe and the U.K. during the second half of the year benefited performance as the yield curves in these regions steepened.

»	An underweight to the British pound and the euro during the second and third quarters benefited performance as these currencies depreciated relative to the U.S. dollar.

»	Holdings of corporate bonds, especially those of select financial companies, detracted from performance as spreads on these bonds widened during the period.

»	Exposure to short dated interest rate swaps, especially in Europe, detracted from performance as swap spreads widened versus European government bonds.

»	A position in Japanese inflation linked bonds detracted from returns as they underperformed nominal Japanese government bonds.

»	Exposure to asset-backed securities and non-agency mortgage-backed securities detracted from performance as prices on these securities were marked down.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$12.78	$12.06	$11.91	$13.27	$13.03
Net investment income (a)	0.48	0.41	0.42	0.35	0.26
Net realized/unrealized gain (loss) on investments	(0.58)	0.74	0.13	(1.22)	1.08
Total income (loss) from investment operations	(0.10)	1.15	0.55	(0.87)	1.34
Dividends from net investment income	(0.43)	(0.40)	(0.40)	(0.32)	(0.24)
Distributions from net realized capital gains	0.00	(0.03)	0.00	(0.17)	(0.86)
Total distributions	(0.43)	(0.43)	(0.40)	(0.49)	(1.10)
Net asset value end of year	$12.25	$12.78	$12.06	$11.91	$13.27
Total return	(0.85)%	9.73%	4.63%	(6.61)%	10.60%
Net assets end of year (000s)	$293,365	$240,711	$173,894	$94,214	$41,695
Ratio of expenses to average net assets	0.97%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.72%	3.36%	3.49%	2.82%	2.03%
Portfolio turnover rate	661%	560%	224%	320%	319%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$471,037
Repurchase agreements, at value	17,546
Cash	3,573
Deposits with counterparty	3,621
Foreign currency, at value	1,356
Receivable for investments sold	73,780
Receivable for investments sold on a delayed-delivery basis	25,810
Receivable for Portfolio shares sold	376
Interest and dividends receivable	3,596
Variation margin receivable	25
Swap premiums paid	2,666
Unrealized appreciation on foreign currency contracts	12,236
Unrealized appreciation on swap agreements	18,222
633,844

Liabilities:
Payable for investments purchased	$148,091
Payable for investments purchased on a delayed-delivery basis	137,652
Payable for Portfolio shares redeemed	8,959
Payable for short sales	1,225
Written options outstanding	2,964
Accrued investment advisory fee	64
Accrued administrative fee	129
Accrued distribution fee	1
Accrued servicing fee	38
Variation margin payable	458
Swap premiums received	7,253
Unrealized depreciation on foreign currency contracts	4,146
Unrealized depreciation on swap agreements	17,286
Other liabilities	7,061
335,327

Net Assets	$298,517

Net Assets Consist of:
Paid in capital	$307,364
Undistributed net investment income	9,378
Accumulated undistributed net realized (loss)	(4,495)
Net unrealized (depreciation)	(13,730)
$298,517

Net Assets:
Institutional Class	$1,507
Administrative Class	293,365
Advisor Class	3,645

Shares Issued and Outstanding:
Institutional Class	123
Administrative Class	23,947
Advisor Class	297

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.25
Administrative Class	12.25
Advisor Class	12.25

Cost of Investments Owned	$488,120
Cost of Repurchase Agreements Owned	$17,546
Cost of Foreign Currency Held	$1,362
Proceeds Received on Short Sales	$1,175
Premiums Received on Written Options	$933

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$14,653
Dividends	37
Total Income	14,690

Expenses:
Investment advisory fees	783
Administrative fees	1,565
Servicing fees – Administrative Class	467
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	3
Interest expense	227
Total Expenses	3,048

Net Investment Income	11,642

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,808
Net realized gain on futures contracts, written options and swaps	2,222
Net realized (loss) on foreign currency transactions	(6,304)
Net change in unrealized (depreciation) on investments	(24,791)
Net change in unrealized appreciation on futures contracts, written options and swaps	680
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,800)
Net (Loss)	(23,185)

Net (Decrease) in Net Assets Resulting from Operations	$(11,543)

*Foreign tax withholdings	$19

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,642	$6,906
Net realized gain	3,726	356
Net change in unrealized appreciation (depreciation)	(26,911)	12,645
Net increase (decrease) resulting from operations	(11,543)	19,907

Distributions to Shareholders:
From net investment income
Institutional Class	(29)	(7)
Administrative Class	(10,453)	(6,777)
Advisor Class	(43)	0
From net realized capital gains
Administrative Class	0	(509)

Total Distributions	(10,525)	(7,293)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,786	180
Administrative Class	247,900	102,579
Advisor Class	3,931	1
Issued as reinvestment of distributions
Institutional Class	29	7
Administrative Class	10,453	7,286
Advisor Class	43	0
Cost of shares redeemed
Institutional Class	(462)	(18)
Administrative Class	(183,804)	(55,650)
Advisor Class	(242)	0
Net increase resulting from Portfolio share transactions	79,634	54,385

Total Increase in Net Assets	57,566	66,999

Net Assets:
Beginning of year	240,951	173,952
End of year*	$298,517	$240,951

*Including undistributed net investment income of:	$9,378	$527

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 3.2%

Medallion Trust
2.288% due 05/25/2035		$620	$555

National Australia Bank Ltd.
1.696% due 06/29/2016		600	485
2.204% due 09/11/2009		500	500

Puma Finance Ltd.
2.242% due 02/21/2038		587	533
4.600% due 08/22/2037	AUD	720	466
4.798% due 07/12/2036		212	142

Superannuation Members Home Loans Global Fund
2.548% due 11/09/2035		$5,337	4,752

Swan Trust
2.315% due 05/12/2037		704	629
4.975% due 05/12/2037	AUD	967	615

Torrens Trust
4.900% due 10/19/2038		1,164	745

Total Australia (Cost $11,009)			9,422

BERMUDA 0.2%

Merna Reinsurance Ltd.
2.109% due 07/07/2010		$700	630

Total Bermuda (Cost $696)			630

CANADA 4.4%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	1,600	1,317

Canada Government Bond
4.000% due 06/01/2016		2,600	2,344
9.000% due 06/01/2025		700	959

Canada Housing Trust No. 1
3.550% due 09/15/2013		1,600	1,372

Citigroup Finance Canada, Inc.
5.500% due 05/21/2013		200	145

Daimler Canada Finance, Inc.
4.850% due 03/30/2009		200	163

Province of Ontario Canada
4.700% due 06/02/2037		3,700	3,001
6.200% due 06/02/2031		500	478

Province of Quebec Canada
5.750% due 12/01/2036		1,500	1,358

Rogers Wireless, Inc.
7.250% due 12/15/2012		$200	196

Royal Bank of Canada
2.212% due 06/08/2010		700	682

Toronto-Dominion Bank
5.375% due 05/14/2015	EUR	700	938

Total Canada (Cost $12,784)			12,953

CAYMAN ISLANDS 0.7%

Mizuho Finance Cayman Ltd.
2.344% due 08/29/2049	JPY	100,000	1,098

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$400	383

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		400	279

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	272

Total Cayman Islands (Cost $2,083)			2,032

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FRANCE 2.9%

BNP Paribas Covered Bonds S.A.
4.750% due 05/28/2013	EUR	700	$1,001

Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	400	304

CM-CIC Covered Bonds
5.250% due 06/09/2010		300	427

France Government Bond
4.000% due 10/25/2038		100	147
4.750% due 04/25/2035		1,500	2,405
5.750% due 10/25/2032		1,200	2,126

Lafarge S.A.
6.500% due 07/15/2016		$2,000	1,351

Vivendi
5.750% due 04/04/2013		900	791
6.625% due 04/04/2018		100	81

Total France (Cost $9,014)			8,633

GERMANY 8.7%

Deutsche Bank AG
4.875% due 05/20/2013		$1,700	1,671

Driver One GmbH
2.942% due 10/21/2015	EUR	500	649

Republic of Germany
4.000% due 01/04/2037		400	596
4.250% due 07/04/2039		5,200	8,216
4.750% due 07/04/2028		300	474
4.750% due 07/04/2034		1,100	1,767
4.750% due 07/04/2040		400	686
5.500% due 01/04/2031		1,600	2,760
6.250% due 01/04/2024		600	1,093
6.250% due 01/04/2030		4,300	8,004

Total Germany (Cost $21,881)			25,916

IRELAND 0.7%

Cars Alliance Funding PLC
5.465% due 10/08/2023	EUR	500	617

Immeo Residential Finance PLC
3.489% due 12/15/2016		957	1,025

SC Germany Auto
3.174% due 08/11/2015		283	379

Total Ireland (Cost $2,511)			2,021

ITALY 0.5%

Locat Securitisation Vehicle SRL
3.536% due 12/12/2028	EUR	800	1,016

Siena Mortgages SpA
3.512% due 12/16/2038		177	229

Split SRL
5.061% due 10/25/2018		270	348

Total Italy (Cost $1,785)			1,593

JAPAN 29.3%

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	128

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	123,480	1,179
1.100% due 12/10/2016		1,437,180	13,782

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.200% due 06/10/2017	JPY	124,200	$1,190
1.200% due 12/10/2017		564,100	5,397
1.400% due 06/10/2018		1,399,270	13,480

Japan Government International Bond
0.900% due 12/20/2012		480,000	5,359
1.100% due 09/20/2012		2,260,000	25,431
2.300% due 05/20/2030		7,000	84
2.400% due 03/20/2034		130,000	1,604
2.500% due 09/20/2035		620,000	7,840
2.500% due 03/20/2036		10,000	126
2.500% due 06/20/2036		630,000	7,985
2.500% due 09/20/2037		200,000	2,547

Resona Bank Ltd.
5.850% due 09/29/2049		$100	57

Sumitomo Mitsui Banking Corp.
1.838% due 09/29/2049	JPY	100,000	1,092
5.625% due 07/29/2049		$100	74

Total Japan (Cost $75,675)			87,355

JERSEY, CHANNEL ISLANDS 0.0%

HSBC Capital Funding LP
9.547% due 12/29/2049		$100	79

Total Jersey, Channel Islands (Cost $106)			79

LUXEMBOURG 0.0%

Silver Arrow S.A.
3.090% due 08/15/2014	EUR	55	75

Total Luxembourg (Cost $85)			75

NETHERLANDS 1.9%

Dutch Mortgage-Backed Securities BV
5.557% due 10/02/2079	EUR	716	949

Netherlands Government Bond
4.000% due 01/15/2037		1,000	1,451

Rabobank Nederland NV
2.639% due 05/19/2010		$3,300	3,289

Siemens Financieringsmaatschappij NV
2.182% due 08/14/2009		100	100

Total Netherlands (Cost $5,462)			5,789

NEW ZEALAND 0.5%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	1,453

Total New Zealand (Cost $1,500)			1,453

NORWAY 0.4%

DnB NOR Bank ASA
4.889% due 10/13/2009		$300	300

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	995

Total Norway (Cost $1,377)			1,295

PORTUGAL 0.7%

Banco Espirito Santo S.A.
5.500% due 07/21/2010	EUR	1,400	1,997

Total Portugal (Cost $2,199)			1,997

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
RUSSIA 0.3%

Gaz Capital S.A.
7.343% due 04/11/2013		$300	$244
8.146% due 04/11/2018		300	213

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013		602	521

Total Russia (Cost $1,200)			978

SOUTH KOREA 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	500	592

Total South Korea (Cost $770)			592

SPAIN 1.2%

Bancaja Fondo de Titulizacion de Activos
5.031% due 10/25/2037	EUR	152	$158

Bankinter S.A.
5.000% due 05/14/2010		1,900	2,671

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	382

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009		400	395

Total Spain (Cost $4,174)			3,606

SWITZERLAND 0.7%

UBS AG
5.750% due 04/25/2018		$1,900	1,728
5.875% due 12/20/2017		500	460

Total Switzerland (Cost $2,388)			2,188

UNITED KINGDOM 6.6%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	2,100	2,957

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	972
7.700% due 04/29/2049		2,400	1,590
8.250% due 02/28/2049	GBP	300	360

HBOS PLC
5.920% due 09/29/2049		$1,200	455
6.750% due 05/21/2018		800	705

HSBC Holdings PLC
6.500% due 05/02/2036		1,200	1,222

Permanent Financing PLC
3.618% due 09/10/2032	EUR	600	764

Punch Taverns Finance PLC
7.030% due 10/15/2032	GBP	100	37

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$800	683

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		200	190

TI Group PLC
7.875% due 07/12/2010	GBP	1,000	1,507

United Kingdom Gilt
4.250% due 06/07/2032		2,800	4,236
4.250% due 03/07/2036		1,400	2,171
4.750% due 12/07/2038		1,000	1,710

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

XL Capital Finance Europe PLC
6.500% due 01/15/2012	$100	$63

Total United Kingdom (Cost $22,438)		19,622

UNITED STATES 87.7%

ASSET-BACKED SECURITIES 9.2%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030	469	426

Accredited Mortgage Loan Trust
0.511% due 09/25/2036	42	41
0.521% due 02/25/2037	331	292

Amortizing Residential Collateral Trust
0.761% due 07/25/2032	1	1
1.171% due 10/25/2031	2	2

Asset-Backed Funding Certificates
0.531% due 01/25/2037	272	235

Asset-Backed Securities Corp. Home Equity
0.521% due 12/25/2036	225	207

BA Credit Card Trust
1.205% due 02/15/2013	200	182
1.775% due 04/15/2013	1,800	1,637
2.395% due 12/16/2013	1,100	979

Bank One Issuance Trust
1.315% due 05/15/2014	1,600	1,373

Capital Auto Receivables Asset Trust
1.295% due 01/15/2010	13	13
1.895% due 09/15/2010	658	647
2.645% due 10/15/2012	800	714

Carrington Mortgage Loan Trust
0.521% due 12/25/2036	371	340

Chase Issuance Trust
1.185% due 07/15/2011	800	786
1.215% due 11/15/2011	750	723
1.845% due 11/15/2011	3,100	2,969
2.095% due 05/16/2011	800	788

Citibank Omni Master Trust
0.561% due 03/20/2013	800	793

Countrywide Asset-Backed Certificates
0.501% due 01/25/2046	19	19
0.521% due 05/25/2037	611	569

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	340	295

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032	1	0

Daimler Chrysler Auto Trust
5.020% due 07/08/2010	196	195

First Franklin Mortgage Loan Asset-Backed Certificates
0.511% due 01/25/2038	311	288

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	1,671	1,631
2.095% due 01/15/2011	1,400	1,359
2.615% due 06/15/2012	1,100	999
5.260% due 10/15/2010	514	510

Franklin Auto Trust
1.508% due 10/20/2011	655	631

Fremont Home Loan Trust
0.521% due 10/25/2036	244	221

GSAMP Trust
0.571% due 01/25/2047	320	295
0.761% due 03/25/2034	14	14

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Home Equity Mortgage Trust
5.500% due 01/25/2037	$221	$52

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	310	275

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	217	203

JPMorgan Mortgage Acquisition Corp.
0.521% due 10/25/2036	340	303

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	101	95

Morgan Stanley ABS Capital I
0.511% due 07/25/2036	17	17

Nelnet Student Loan Trust
1.476% due 12/27/2016	1,338	1,281
4.065% due 04/27/2015	753	737

SACO I, Inc.
0.531% due 05/25/2036	37	25
0.671% due 04/25/2035	9	4

Sears Credit Account Master Trust
1.415% due 04/16/2013	800	787

Securitized Asset-Backed Receivables LLC Trust
0.521% due 12/25/2036	322	283

SLC Student Loan Trust
2.446% due 06/15/2017	800	717

SLM Student Loan Trust
2.196% due 12/17/2018	196	178
3.535% due 10/25/2016	311	304
4.035% due 10/25/2017	1,600	1,447

Structured Asset Securities Corp.
0.871% due 05/25/2034	10	8
4.900% due 04/25/2035	42	21

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034	6	6

Washington Mutual Asset-Backed Certificates
0.531% due 10/25/2036	405	351

Wells Fargo Home Equity Trust
0.701% due 10/25/2035	115	106

		27,374

BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
6.000% due 08/03/2012	2,172	1,142

CORPORATE BONDS & NOTES 31.8%

Allstate Life Global Funding II
2.822% due 05/21/2010	2,100	1,877

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	700	690

American Express Bank FSB
0.601% due 05/29/2012	200	165
5.500% due 04/16/2013	1,400	1,327

American Express Centurion Bank
1.275% due 07/13/2010	1,000	907

American Express Co.
7.000% due 03/19/2018	1,500	1,519

American Express Credit Corp.
1.871% due 05/27/2010	500	462
1.961% due 03/02/2009	400	394
2.081% due 12/02/2010	200	177
5.875% due 05/02/2013	500	480

American General Finance Corp.
6.900% due 12/15/2017	100	43

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

American International Group, Inc.
4.875% due 03/15/2067	EUR	1,000	$375
6.250% due 03/15/2037		$100	37
8.000% due 05/22/2038	EUR	1,700	780
8.175% due 05/15/2058		$1,800	701
8.250% due 08/15/2018		1,000	733

Amgen, Inc.
6.150% due 06/01/2018		2,000	2,125

AutoZone, Inc.
5.875% due 10/15/2012		100	89

Bank of America Corp.
2.826% due 11/06/2009		400	392
4.625% due 02/07/2017	EUR	500	554
5.650% due 05/01/2018		$100	101
8.000% due 12/29/2049		1,100	792
8.125% due 12/29/2049		2,400	1,798

Bank of America N.A.
2.047% due 06/23/2010		1,300	1,269
2.835% due 05/12/2010		1,000	980

Bear Stearns Cos. LLC
2.356% due 05/18/2010		1,000	967
3.849% due 10/02/2009 (k)	CAD	300	237
6.400% due 10/02/2017		$1,000	1,041
6.950% due 08/10/2012		1,200	1,247
7.250% due 02/01/2018		1,300	1,427

BellSouth Corp.
5.200% due 09/15/2014		200	195

Block Financial LLC
7.875% due 01/15/2013		2,000	1,893

Boston Scientific Corp.
6.400% due 06/15/2016		200	172

Caterpillar Financial Services Corp.
1.991% due 06/25/2010		1,700	1,653
2.216% due 06/24/2011		1,900	1,700

Charter One Bank N.A.
3.585% due 04/24/2009		1,000	986

CIT Group, Inc.
2.302% due 06/08/2009		500	488

Citigroup Capital XXI
8.300% due 12/21/2057		800	618

Citigroup Funding, Inc.
3.556% due 05/07/2010		2,500	2,371

Citigroup, Inc.
5.500% due 04/11/2013		2,000	1,949
6.125% due 11/21/2017		800	810
6.125% due 05/15/2018		2,900	2,937
8.400% due 04/29/2049		800	529

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	812

CMS Energy Corp.
5.702% due 01/15/2013		200	147

CNA Financial Corp.
6.000% due 08/15/2011		200	166

ConocoPhillips Australia Funding Co.
4.420% due 04/09/2009		380	380

CSX Corp.
6.300% due 03/15/2012		200	194

CVS Caremark Corp.
5.750% due 08/15/2011		200	201

Daimler Finance North America LLC
2.346% due 03/13/2009		600	600
5.750% due 05/18/2009		200	194

Darden Restaurants, Inc.
6.200% due 10/15/2017		1,000	743

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

DR Horton, Inc.
6.000% due 04/15/2011		$200	$173

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	261

Erac USA Finance Co.
5.800% due 10/15/2012		800	670

FPL Group Capital, Inc.
2.751% due 06/17/2011		600	545

GATX Financial Corp.
5.500% due 02/15/2012		1,000	891

General Electric Capital Corp.
2.096% due 06/15/2009		200	196
3.053% due 05/22/2013		800	674
4.800% due 05/01/2013		700	689

GMAC LLC
3.399% due 05/15/2009		500	478

Goldman Sachs Group, Inc.
0.554% due 12/23/2009		600	569
5.375% due 02/15/2013	EUR	200	253
5.950% due 01/18/2018		$500	475
6.150% due 04/01/2018		700	674
7.250% due 04/10/2028	GBP	500	695

HJ Heinz Finance Co.
6.000% due 03/15/2012		$100	101

HSBC Finance Corp.
1.668% due 06/19/2009		400	389

International Lease Finance Corp.
5.350% due 03/01/2012		200	139
5.400% due 02/15/2012		200	140

iStar Financial, Inc.
5.150% due 03/01/2012		200	63

JCPenney Corp., Inc.
8.000% due 03/01/2010		200	194

JPMorgan Chase & Co.
1.591% due 06/25/2012		1,600	1,445
5.058% due 02/22/2021	CAD	200	146
6.000% due 01/15/2018		$1,800	1,903

JPMorgan Chase Capital XX
6.550% due 09/29/2036		400	339

JPMorgan Chase Capital XXII
6.450% due 02/02/2037		100	82

Kraft Foods, Inc.
6.250% due 06/01/2012		200	207

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)		900	86
5.625% due 01/24/2013 (a)		1,000	100
6.875% due 05/02/2018 (a)		800	80

Ltd. Brands, Inc.
6.900% due 07/15/2017		1,000	608

Mandalay Resort Group
6.500% due 07/31/2009		400	390

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	1,776

Masco Corp.
6.125% due 10/03/2016		200	138

Merck & Co., Inc.
4.750% due 03/01/2015		200	198

Merrill Lynch & Co., Inc.
1.598% due 03/23/2010		500	471
2.222% due 08/14/2009		200	194
4.485% due 05/12/2010		2,800	2,699
6.875% due 04/25/2018		1,500	1,572

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Metropolitan Life Global Funding I
2.246% due 03/15/2012		$900	$711
5.125% due 04/10/2013		1,300	1,213

Mohawk Industries, Inc.
6.125% due 01/15/2016		1,000	759

Morgan Stanley
4.232% due 05/14/2010		1,100	1,024
4.570% due 01/09/2012		1,200	948
4.952% due 10/18/2016		200	138
5.232% due 10/15/2015		1,000	686
6.000% due 04/28/2015		1,700	1,469
6.625% due 04/01/2018		1,600	1,406

Nabors Industries, Inc.
6.150% due 02/15/2018		4,100	3,533

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	366

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		200	191

NGPL PipeCo. LLC
7.119% due 12/15/2017		500	451

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	939

Oracle Corp.
2.192% due 05/14/2010		1,000	968

Pricoa Global Funding I
1.596% due 06/26/2012		900	654
3.010% due 06/04/2010		2,900	2,561

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	750

Rabobank Capital Funding Trust
5.254% due 12/29/2049		400	220

Ryder System, Inc.
5.850% due 11/01/2016		200	154

Sara Lee Corp.
6.250% due 09/15/2011		200	198

Sealed Air Corp.
5.625% due 07/15/2013		1,000	827

Sprint Nextel Corp.
6.000% due 12/01/2016		200	141

State Street Capital Trust IV
2.996% due 06/15/2037		500	221

Target Corp.
7.000% due 01/15/2038		600	558

Time Warner, Inc.
2.405% due 11/13/2009		400	385
5.500% due 11/15/2011		200	188

UnitedHealth Group, Inc.
1.705% due 06/21/2010		1,000	901

UST, Inc.
5.750% due 03/01/2018		1,000	822

Verizon Communications, Inc.
4.350% due 02/15/2013		1,000	968

Wachovia Bank N.A.
1.538% due 03/23/2009		500	497

Wachovia Corp.
4.882% due 10/15/2011		800	717
5.500% due 05/01/2013		1,600	1,584

Wells Fargo & Co.
4.375% due 01/31/2013		400	392

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,301

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Wyeth
6.950% due 03/15/2011	$200	$208

Xerox Corp.
9.750% due 01/15/2009	200	200

Yum! Brands, Inc.
6.250% due 03/15/2018	700	605

		94,981

MORTGAGE-BACKED SECURITIES 9.9%

Adjustable Rate Mortgage Trust
5.135% due 09/25/2035	57	34

American Home Mortgage Assets
0.661% due 05/25/2046	662	261
0.681% due 10/25/2046	924	324

Banc of America Commercial Mortgage, Inc.
5.421% due 04/10/2049	816	756

Banc of America Funding Corp.
5.888% due 04/25/2037	800	514
5.979% due 10/20/2046	492	220

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	192	163

BCAP LLC Trust
0.641% due 01/25/2037	825	339

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	393	330
4.125% due 03/25/2035	817	676
4.468% due 05/25/2034	162	120
4.550% due 08/25/2035	414	341
4.630% due 05/25/2034	46	46
4.644% due 10/25/2033	72	63
4.785% due 08/25/2033	82	73
4.786% due 11/25/2034	42	32
5.472% due 05/25/2047	1,041	604

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	298	139
5.569% due 11/25/2035	424	297
6.250% due 08/25/2036	526	236

Bear Stearns Commercial Mortgage Securities
1.305% due 03/15/2019	514	435
5.540% due 09/11/2041	500	394

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	434	374

Bear Stearns Structured Products, Inc.
5.761% due 12/26/2046	254	177

CC Mortgage Funding Corp.
0.651% due 07/25/2036	275	131

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	400	226

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	195	147
4.248% due 08/25/2035	205	168

Countrywide Alternative Loan Trust
0.688% due 02/20/2047	453	186
0.702% due 12/20/2046	913	398
0.718% due 03/20/2046	285	118
0.718% due 07/20/2046	823	338
0.751% due 02/25/2037	348	173
0.821% due 05/25/2037	177	72
3.756% due 11/25/2035	83	42
4.296% due 11/25/2035	83	43
5.250% due 06/25/2035	97	65
5.886% due 11/25/2035	800	384
6.000% due 04/25/2037	256	136
6.154% due 08/25/2036	408	303
6.250% due 08/25/2037	86	43
6.500% due 06/25/2036	457	224

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.701% due 05/25/2035	$189	$93
0.761% due 04/25/2035	62	28
0.791% due 03/25/2035	218	87
0.801% due 02/25/2035	20	10
0.851% due 09/25/2034	24	12
4.121% due 11/19/2033	159	127
4.740% due 08/25/2034	22	11
4.789% due 11/25/2034	68	42

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	272	196

CS First Boston Mortgage Securities Corp.
4.626% due 08/25/2033	100	82
6.500% due 04/25/2033	4	3

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.886% due 10/25/2036	800	405

First Horizon Asset Securities, Inc.
4.429% due 07/25/2033	23	23
4.741% due 12/25/2033	42	34
6.250% due 08/25/2017	126	125

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	371	359

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	86	77

Greenpoint Mortgage Funding Trust
0.741% due 11/25/2045	25	12

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	611

GSR Mortgage Loan Trust
4.496% due 03/25/2033	61	51
4.524% due 06/25/2034	26	19
4.540% due 09/25/2035	1,030	761

Harborview Mortgage Loan Trust
0.771% due 01/19/2038	150	60
0.951% due 02/19/2034	7	5
3.106% due 12/19/2036	333	129
5.129% due 05/19/2033	99	78

Indymac Index Mortgage Loan Trust
5.099% due 09/25/2035	696	335

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	251	195

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	1,300	923
5.429% due 12/12/2043	300	229

JPMorgan Mortgage Trust
4.375% due 11/25/2033	57	46
4.767% due 07/25/2035	589	418
5.003% due 07/25/2035	620	400
5.024% due 02/25/2035	122	92

Lehman XS Trust
0.551% due 07/25/2046	47	47

MASTR Alternative Loans Trust
0.871% due 03/25/2036	105	33

MASTR Asset Securitization Trust
4.500% due 03/25/2018	133	128

Mellon Residential Funding Corp.
1.635% due 12/15/2030	37	29

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	800	673
5.172% due 12/12/2049	300	227
5.957% due 08/12/2049	1,900	1,459

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	245	131
0.721% due 08/25/2036	76	36
5.541% due 02/25/2033	33	28

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MLCC Mortgage Investors, Inc.
3.819% due 10/25/2035	$334	$255

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	54	30

Residential Accredit Loans, Inc.
0.621% due 02/25/2047	358	124
0.651% due 06/25/2046	887	364
0.681% due 04/25/2046	386	163

Structured Adjustable Rate Mortgage Loan Trust
4.590% due 04/25/2034	100	59
5.192% due 09/25/2034	197	155
5.365% due 02/25/2034	39	23

Structured Asset Mortgage Investments, Inc.
0.661% due 07/25/2046	948	415
0.681% due 05/25/2046	215	91
0.691% due 05/25/2036	978	394
0.691% due 09/25/2047	600	110
0.831% due 07/19/2035	707	533
0.871% due 07/19/2034	10	5
0.931% due 03/19/2034	18	11

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	485	403

Wachovia Bank Commercial Mortgage Trust
1.285% due 09/15/2021	549	420
5.037% due 03/15/2042	800	681
5.342% due 12/15/2043	1,500	986

WaMu Mortgage Pass-Through Certificates
0.741% due 12/25/2045	132	60
0.761% due 10/25/2045	68	37
0.781% due 01/25/2045	22	11
0.791% due 01/25/2045	21	10
1.011% due 12/25/2027	87	72
2.956% due 02/25/2047	884	329
3.656% due 08/25/2042	16	11
4.229% due 03/25/2034	149	122
4.269% due 07/25/2046	432	362
4.375% due 02/27/2034	15	12
4.565% due 06/25/2033	35	32
4.566% due 09/25/2033	3,412	2,979
5.449% due 02/25/2037	994	594

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.196% due 07/25/2046	155	58

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	286	270
4.750% due 10/25/2018	168	155
4.950% due 03/25/2036	358	235
5.205% due 04/25/2036	76	51

		29,636

MUNICIPAL BONDS & NOTES 1.4%

California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	400	355

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	1,300	1,107

Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2039	200	179

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,437

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	600	212

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	$1,300	$734

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	24

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	218

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	3

		4,269

	SHARES
PREFERRED STOCKS 0.2%

DG Funding Trust
3.229% due 08/01/2054	58	583

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 32.9%

Fannie Mae
0.591% due 03/25/2034	$23	22
0.621% due 08/25/2034	13	12
0.671% due 10/27/2037	1,200	1,021
0.721% due 06/25/2044	13	13
4.521% due 11/01/2034	195	192
4.676% due 10/01/2034	16	16
4.938% due 12/01/2034	34	34
5.000% due 01/01/2024 - 01/01/2039	5,700	5,822
5.500% due 10/01/2016 - 05/01/2047	6,301	6,408
5.500% due 12/01/2036 (g)	3,408	3,499
6.000% due 07/25/2044	80	82

Freddie Mac
0.751% due 09/25/2031	56	52
1.425% due 02/15/2019	1,074	1,033
1.695% due 04/15/2028	749	728
3.678% due 10/25/2044	120	115
4.000% due 03/01/2010	360	360

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.500% due 02/15/2017 - 02/01/2018	$1,464	$1,508
5.000% due 03/15/2017	215	219
5.298% due 02/01/2029	19	19
5.329% due 04/01/2037	270	271
5.500% due 06/01/2036 - 01/01/2039	34,649	35,469
6.000% due 04/15/2036 - 08/01/2038	2,059	2,083

Ginnie Mae
5.125% due 11/20/2024	5	5
6.000% due 09/20/2038 - 01/01/2039	35,891	37,033
6.500% due 01/01/2039	2,000	2,080

		98,096

U.S. TREASURY OBLIGATIONS 1.9%

Treasury Inflation Protected Securities (d)
1.875% due 07/15/2013	4,197	3,953

U.S. Treasury Bonds
5.000% due 05/15/2037	900	1,215

U.S. Treasury Strips
0.000% due 08/15/2020	300	205
0.000% due 11/15/2021	600	389

		5,762

Total United States (Cost $289,099)		261,843

SHORT-TERM INSTRUMENTS 12.4%

CERTIFICATES OF DEPOSIT 1.2%

Unicredito Italiano NY
1.640% due 05/18/2009	$500	500
1.795% due 05/15/2009	3,200	3,200

		3,700

COMMERCIAL PAPER 0.8%

Federal Home Loan Bank
0.170% due 02/04/2009	1,000	1,000

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	1,230	1,228

		2,228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 5.9%

Barclays Capital, Inc.
0.050% due 01/02/2009	$15,700	$15,700
(Dated 12/31/2008. Collateralized by Fannie Mae 3.850% due 04/17/2013 valued at $16,086. Repurchase proceeds are $15,700.)

JPMorgan Chase Bank N.A.
0.010% due 01/07/2009	846	846
(Dated 12/10/2008. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $853. Repurchase proceeds are $846.)
0.020% due 01/02/2009	1,000	1,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.500% due 02/15/2018 valued at $996. Repurchase proceeds are $1,000.)

		17,546

U.S. CASH MANAGEMENT BILLS 0.3%
0.220% due 04/29/2009 (e)	1,000	999

U.S. TREASURY BILLS 4.2%
0.116% due 01/15/2009 - 06/11/2009 (b)(e)	12,560	12,552

Total Short-Term Instruments (Cost $37,031)		37,025

PURCHASED OPTIONS (i) 0.5%
(Cost $399)		1,486

Total Investments 163.7% (Cost $505,666)		$488,583

Written Options (j) (1.0%) (Premiums $933)		(2,964)

Other Assets and Liabilities (Net) (62.7%)		(187,102)

Net Assets 100.0%		$298,517

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Securities with an aggregate market value of $7,694 and cash of $500 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $20,728 at a weighted average interest rate of 3.050%. On December 31, 2008, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $2,028 and cash of $3,121 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	82	$210
90-Day Euribor March Futures Put Options Strike @ EUR 95.250	Short	03/2009	112	56
90-Day Eurodollar December Futures	Long	12/2009	700	2,882
90-Day Eurodollar June Futures	Long	06/2010	181	599
90-Day Eurodollar March Futures	Long	03/2010	427	1,476
90-Day Eurodollar September Futures	Long	09/2009	57	173
90-Day Eurodollar September Futures	Long	09/2010	108	406
Canada Government 10-Year Bond March Futures	Long	03/2009	30	178

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl March Futures	Long	03/2009	8	$16
Euro-Bobl March Futures Call Options Strike @ EUR 135.000	Long	03/2009	17	0
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 145.000	Long	03/2009	290	(4)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	55	(1)
Euro-Schatz March Futures	Long	03/2009	25	27
Euro-Schatz March Futures	Short	03/2009	25	(11)
Euro-Schatz March Futures Call Options Strike @ EUR 120.000	Long	03/2009	54	0
U.S. Treasury 2-Year Note March Futures	Long	03/2009	10	8
U.S. Treasury 5-Year Note March Futures	Long	03/2009	18	(8)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	183	350
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	82	32
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures Put Options Strike @ GBP 93.000	Short	06/2009	139	77
United Kingdom Government 10-Year Bond March Futures	Long	03/2009	11	116

				$6,582

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Akzo Nobel NV	DUB	(0.290%	)	06/20/2012	1.720%	EUR	200	$12	$0	$12
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	19.921%		$100	53	0	53
Amgen, Inc.	UBS	(1.000%	)	06/20/2018	0.875%		2,000	(21)	0	(21)
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	1.500%		100	3	0	3
AutoZone, Inc.	RBS	(0.920%	)	06/20/2013	1.500%		1,000	23	0	23
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	1.188%		200	(5)	0	(5)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.188%		500	(13)	0	(13)
Bear Stearns Cos., Inc.	BNP	(2.180%	)	03/20/2018	1.113%		600	(51)	0	(51)
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%		1,000	27	0	27
Bear Stearns Cos., Inc.	RBS	(2.223%	)	03/20/2018	1.113%		700	(61)	0	(61)
BellSouth Corp.	DUB	(0.395%	)	09/20/2014	0.910%		200	5	0	5
Block Financial LLC	BCLY	(1.030%	)	03/20/2013	1.034%		2,000	0	0	0
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	2.488%		200	5	0	5
Citigroup, Inc.	BCLY	(3.600%	)	12/20/2013	1.900%		100	(8)	0	(8)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.763%		2,000	124	0	124
Citigroup, Inc.	CSFB	(3.550%	)	12/20/2013	1.900%		500	(37)	0	(37)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.275%		1,000	24	0	24
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	4.583%		200	20	0	20
Compass Group PLC	MLP	(0.390%	)	06/20/2012	0.904%	EUR	200	5	0	5
CSX Corp.	MLP	(0.230%	)	03/20/2012	1.578%		$200	8	0	8
CVS Caremark Corp.	RBS	(0.550%	)	09/20/2011	0.945%		200	2	0	2
Daimler Canada Finance, Inc.	RBC	(0.350%	)	06/20/2009	6.388%		200	6	0	6
Daimler Finance N.A. LLC	CSFB	(0.380%	)	06/20/2009	6.388%		200	6	0	6
Darden Restaurants, Inc.	CITI	(1.450%	)	12/20/2017	1.838%		1,000	26	0	26
Deutsche Bank AG	BCLY	(0.760%	)	09/20/2013	1.307%		100	2	0	2
Dr. Horton, Inc.	BNP	(4.030%	)	06/20/2011	6.073%		200	8	0	8
Erac USA Finance Co.	JPM	(2.700%	)	12/20/2012	6.991%		800	109	0	109
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	3.242%		1,000	76	0	76
GlobalSantaFe Corp.	WAC	(0.520%	)	06/20/2012	0.830%		100	1	0	1
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	2.950%		100	5	0	5
H.J. Heinz Finance Co.	JPM	(0.370%	)	03/20/2012	0.950%		100	2	0	2
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.769%		200	46	0	46
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	9.769%		200	46	0	46
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	103.311%		200	125	0	125
JCPenney Corp., Inc.	DUB	(0.270%	)	03/20/2010	4.937%		200	11	0	11
JPMorgan Chase & Co.	BNP	(0.737%	)	03/20/2018	1.113%		700	20	0	20
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	1.113%		700	21	0	21
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	1.383%		200	14	0	14
Koninklijke DSM NV	GSC	(0.365%	)	06/20/2012	1.653%	EUR	200	11	0	11
Kraft Foods, Inc.	JPM	(0.170%	)	06/20/2012	0.977%		$200	5	0	5
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	7.992%		2,000	539	0	539
Ltd. Brands, Inc.	JPM	(2.850%	)	09/20/2017	4.898%		1,000	108	0	108
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.772%		1,000	5	0	5
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.772%		1,000	9	0	9
Masco Corp.	CSFB	(0.907%	)	12/20/2016	4.240%		200	35	0	35
Merck & Co., Inc.	RBS	(0.550%	)	03/20/2015	0.714%		200	2	0	2
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	3.361%		1,000	100	0	100
Morgan Stanley	DUB	(1.850%	)	09/20/2018	3.420%		500	52	0	52

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	JPM	(1.350%	)	12/20/2015	3.705%		$1,000	$123	$0	$123
Morgan Stanley	RBS	(0.320%	)	12/20/2016	3.579%		200	38	0	38
Nabors Industries, Inc.	CITI	(0.820%	)	03/20/2018	4.436%		1,000	226	0	226
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	4.436%		1,000	238	0	238
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	4.436%		2,100	444	0	444
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	7.270%		500	112	0	112
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	1.463%		200	4	0	4
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.949%		1,000	26	0	26
RadioShack Corp.	DUB	(1.400%	)	06/20/2013	2.050%		600	15	0	15
RadioShack Corp.	GSC	(1.410%	)	06/20/2013	2.050%		1,000	25	0	25
Rogers Wireless, Inc.	MSC	(0.540%	)	12/20/2012	2.622%		200	15	0	15
Ryder System, Inc.	JPM	(0.460%	)	12/20/2016	2.685%		200	28	0	28
Sara Lee Corp.	RBS	(0.630%	)	09/20/2011	0.716%		200	0	0	0
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	5.000%		1,000	150	0	150
Smith Group PLC	RBS	(0.530%	)	09/20/2010	2.158%	GBP	1,000	38	0	38
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	8.492%		$200	61	0	61
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	1.525%		200	(1)	0	(1)
Time Warner, Inc.	BOA	(0.310%	)	12/20/2011	1.397%		200	6	0	6
United Utilities PLC	DUB	(0.235%	)	06/20/2012	1.250%	EUR	200	9	0	9
UST, Inc.	GSC	(0.720%	)	03/20/2018	0.598%		$1,000	(10)	0	(10)
Vivendi	DUB	(1.500%	)	06/20/2018	2.613%		100	8	0	8
Wyeth	CSFB	(0.570%	)	03/20/2011	0.507%		200	0	0	0
Xerox Corp.	MSC	(0.290%	)	03/20/2009	3.619%		200	1	0	1
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	10.143%		100	23	0	23
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	1.600%		700	33	0	33

								$3,117	$0	$3,117

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	HSBC	0.980%	09/20/2013	3.244%	$1,400	$(127)	$0	$(127)
Ford Motor Credit Co. LLC	CITI	7.500%	03/20/2009	15.942%	1,300	(20)	0	(20)
General Electric Capital Corp.	UBS	1.000%	06/20/2009	4.546%	1,100	(18)	0	(18)
GMAC LLC	CITI	8.650%	03/20/2009	9.740%	500	0	0	0
GMAC LLC	GSC	7.750%	03/20/2009	9.740%	300	(1)	0	(1)
JSC Gazprom	HSBC	1.500%	01/20/2009	12.733%	1,200	1	0	1
JSC Gazprom	MSC	1.910%	04/20/2009	12.816%	900	(25)	0	(25)
Russia Government International Bond	CSFB	0.450%	01/20/2009	9.637%	1,000	(3)	0	(3)
Russia Government International Bond	MSC	0.490%	02/20/2009	9.643%	5,700	(62)	0	(62)
SLM Corp.	CITI	4.300%	03/20/2009	11.543%	200	(3)	0	(3)
SLM Corp.	DUB	3.050%	03/20/2009	11.543%	500	(9)	0	(9)
SLM Corp.	GSC	3.300%	03/20/2009	11.543%	300	(5)	0	(5)
SLM Corp.	GSC	3.700%	03/20/2009	11.543%	200	(3)	0	(3)
Spain Government Bond	BCLY	0.260%	03/20/2013	0.936%	5,100	(138)	0	(138)
Spain Government Bond	GSC	0.270%	03/20/2013	0.936%	2,100	(56)	0	(56)
Spain Government Bond	GSC	0.435%	03/20/2013	0.936%	1,700	(34)	0	(34)
Spain Government Bond	HSBC	0.465%	03/20/2013	0.936%	2,100	(39)	0	(39)
Spain Government Bond	MSC	0.470%	03/20/2013	0.936%	1,700	(31)	0	(31)
Ukraine Government International Bond	HSBC	0.700%	04/20/2009	36.442%	400	(40)	0	(40)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	400	(40)	0	(40)

						$(653)	$0	$(653)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017	$11,517	$761	$34	$727
CDX.IG-8 10-Year Index	MLP	(0.600%	)	06/20/2017	878	59	22	37
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	3,123	159	13	146
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017	1,854	94	69	25
CDX.IG-10 5-Year Index	BCLY	(1.550%	)	06/20/2013	4,587	103	(36)	139
CDX.IG-10 5-Year Index	DUB	(1.550%	)	06/20/2013	586	13	8	5
CDX.IG-10 5-Year Index	GSC	(1.550%	)	06/20/2013	586	13	(5)	18
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	2,440	2	(82)	84
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018	488	0	(7)	7
CDX.IG-11 5-Year Index	GSC	(1.500%	)	12/20/2013	10,900	212	217	(5)
CDX.IG-11 5-Year Index	MLP	(1.500%	)	12/20/2013	500	10	11	(1)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-11 5-Year Index	MSC	(1.500%	)	12/20/2013		$400	$8	$9	$(1)
iTraxx Europe 9 Index	DUB	(1.750%	)	06/20/2018	EUR	8,000	(193)	(768)	575
iTraxx Europe HVol 6 Index	BNP	(0.850%	)	12/20/2016		200	37	(1)	38
iTraxx Europe HVol 6 Index	DUB	(0.850%	)	12/20/2016		1,200	220	(8)	228
iTraxx Europe HVol 6 Index	HSBC	(0.850%	)	12/20/2016		100	18	(1)	19
iTraxx Europe HVol 6 Index	JPM	(0.850%	)	12/20/2016		700	129	(4)	133
iTraxx Europe Senior Financials 9 Index	BCLY	(1.750%	)	06/20/2018		2,100	(136)	(165)	29
iTraxx Europe Sub Financials 8 Index	DUB	(0.700%	)	12/20/2012		2,200	136	4	132

							$1,645	$(690)	$2,335

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$500	$(335)	$(150)	$(185)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	500	(250)	(153)	(97)

					$(585)	$(303)	$(282)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromisingthe referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$24	$1	$23
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	14	0	14
Pay	1-Month EUR-FRCPXTOB Index	1.940%	04/10/2012	RBS		600	13	0	13
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	CITI	AUD	10,050	301	(16)	317
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS		10,050	301	(16)	317
Pay	3-Month AUD Bank Bill	7.750%	06/15/2010	DUB		8,500	263	(7)	270
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	BSN	CAD	600	(44)	(11)	(33)
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	RBC		800	(59)	(15)	(44)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	BOA		3,300	(341)	(34)	(307)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	RBC		4,200	(433)	(62)	(371)
Pay	3-Month CAD Bank Bill	5.750%	12/19/2028	RBC		3,600	188	(4)	192
Receive	3-Month CAD Bank Bill	4.500%	09/20/2037	MLP		2,200	(398)	(2)	(396)
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	BCLY	SEK	1,000	10	(1)	11
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	GSC		2,000	19	(2)	21
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		$12,200	549	427	122
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	MLP		9,600	839	121	718
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	RBS		15,200	1,329	(104)	1,433
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		9,300	(2,024)	(82)	(1,942)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		3,000	(357)	57	(414)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		2,900	(345)	3	(348)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		29,100	(3,463)	(2,879)	(584)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		32,000	(3,807)	(376)	(3,431)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		3,400	(931)	34	(965)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	JPM		5,700	(1,561)	57	(1,618)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	RBS		4,200	(1,150)	34	(1,184)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		1,600	(224)	(194)	(30)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		2,900	(406)	(351)	(55)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB	AUD	1,000	$18	$0	$18
Pay	6-Month AUD Bank Bill	7.250%	06/16/2011	UBS		8,500	487	(35)	522
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	DUB		3,900	169	(35)	204
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	HSBC		3,100	133	(27)	160
Pay	6-Month AUD Bank Bill	7.000%	06/15/2014	DUB		3,600	298	93	205
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC	EUR	6,100	131	12	119
Pay	6-Month EUR-LIBOR	3.500%	09/17/2010	CITI		11,600	88	(41)	129
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	RBS		200	9	(1)	10
Pay	6-Month EUR-LIBOR	3.000%	09/16/2011	JPM		10,400	19	(1)	20
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	DUB		9,200	445	59	386
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	GSC		5,000	241	(14)	255
Pay	6-Month EUR-LIBOR	4.450%	03/18/2014	GSC		3,000	231	1	230
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	CITI		17,200	1,375	6	1,369
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC		4,600	368	(35)	403
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	HSBC		1,300	104	(19)	123
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	JPM		2,500	200	(24)	224
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	MSC		3,800	304	(74)	378
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	DUB		9,200	537	266	271
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	GSC		1,700	149	(29)	178
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	MSC		1,500	159	(105)	264
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	RBS		500	53	(36)	89
Pay	6-Month EUR-LIBOR	5.000%	06/18/2034	JPM		1,800	332	(16)	348
Receive	6-Month EUR-LIBOR	4.750%	09/17/2038	MSC		4,000	(1,169)	(217)	(952)
Receive	6-Month EUR-LIBOR	5.000%	09/17/2038	MSC		400	(143)	(19)	(124)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	BNP		600	(218)	(7)	(211)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	GSC		2,300	(838)	(161)	(677)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	JPM		1,000	(364)	(61)	(303)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	RBS		2,800	(1,019)	(117)	(902)
Pay	6-Month GBP-LIBOR	4.250%	03/18/2014	CITI	GBP	2,600	193	131	62
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC		5,900	724	(21)	745
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		8,000	982	21	961
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	MSC		5,400	662	(24)	686
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	CSFB		2,400	338	(3)	341
Receive	6-Month GBP-LIBOR	4.500%	09/15/2017	BCLY		400	(5)	4	(9)
Receive	6-Month GBP-LIBOR	5.500%	09/17/2018	DUB		100	(23)	0	(23)
Receive	6-Month GBP-LIBOR	5.500%	09/17/2018	HSBC		500	(120)	15	(135)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	BNP		700	(88)	7	(95)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	HSBC		300	(38)	(1)	(37)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	GSC		900	(284)	(28)	(256)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	HSBC		100	(32)	(8)	(24)
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	RBS	JPY	2,770,000	822	481	341
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	UBS		150,000	45	28	17
Receive	6-Month JPY-LIBOR	1.500%	06/17/2018	UBS		880,000	(230)	(115)	(115)
Receive	6-Month JPY-LIBOR	2.250%	06/20/2036	MSC		430,000	(574)	(23)	(551)
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	BNP		$4,700	47	1	46

							$(7,175)	$(3,594)	$(3,581)

(i)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$173.000	02/20/2009	9	$0	$0
Put - CBOT U.S. Treasury 10-Year Note February Futures	90.000	02/20/2009	57	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	80.000	02/20/2009	57	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	86.000	02/20/2009	9	0	0

				$2	$2

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$2,400	$26	$80
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,400	15	47
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	15,000	176	740
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,400	24	80
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	7,100	68	262
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,500	28	83
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	4,700	50	192

							$387	$1,484

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 4.500% due 02/01/2039	$65.000	02/05/2009	$1,000	$0	$0
Put - OTC Fannie Mae 5.000% due 01/01/2039	35.000	01/06/2009	2,000	0	0
Put - OTC Fannie Mae 5.000% due 02/01/2039	62.000	02/05/2009	21,400	3	0
Put - OTC Fannie Mae 5.500% due 02/01/2039	66.125	02/05/2009	2,000	0	0
Put - OTC Fannie Mae 6.000% due 01/01/2039	68.000	02/05/2009	7,000	1	0
Put - OTC Fannie Mae 6.500% due 01/01/2039	50.000	01/06/2009	3,000	0	0
Put - OTC Freddie Mac 5.500% due 02/01/2039	66.125	02/05/2009	15,500	2	0
Put - OTC Ginnie Mae 6.000% due 01/01/2039	40.000	01/14/2009	7,000	1	0
Put - OTC Ginnie Mae 6.000% due 02/01/2039	85.000	02/12/2009	27,000	3	0
Put - OTC Ginnie Mae 6.500% due 02/01/2039	90.000	02/12/2009	2,000	0	0

				$10	$0

(j)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar June Futures	$97.250	06/15/2009	162	$105	$10
Put - CME 90-Day Eurodollar March Futures	97.250	03/16/2009	232	71	5
Put - CME 90-Day Eurodollar March Futures	97.500	03/16/2009	325	134	11
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	34	5	5

				$315	$31

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Receive	5.290%	06/10/2009	EUR	3,500	$47	$232
Put - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Pay	5.290%	06/10/2009		3,500	47	0
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.250%	02/02/2009		$300	4	36
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	15	21
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009		400	10	35
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	16	62
Call - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	4.650%	01/23/2009		2,700	40	1,031
Put - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.650%	01/23/2009		2,700	43	0
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	62
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	19	22
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009		4,900	165	760
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		800	26	99
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	14	22
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009		3,100	69	278
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	61
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009		1,600	49	212

								$598	$2,933

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Put - OTC Fannie Mae 6.000% due 02/01/2039	$99.844	01/28/2009	$2,000	$20	$0

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium

Balance at 12/31/2007	44	$33,300	AUD	0	EUR	4,200	GBP	0	$574
Sales	2,936	95,600		4,400		16,074		1,774	2,759
Closing Buys	(989)	(101,700)		(4,400)		(8,274)		(1,774)	(1,710)
Expirations	(1,238)	(1,200)		0		(5,000)		0	(690)
Exercised	0	0		0		0		0	0

Balance at 12/31/2008	753	$26,000	AUD	0	EUR	7,000	GBP	0	$933

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(k)	Restricted securities as of December 31, 2008:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bear Stearns Cos. LLC	3.849%	10/02/2009	06/06/2008	$291	$237	0.08%

(l)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (1)
U.S. Treasury Bonds	5.000%	05/15/2037	$900	$1,175	$1,225

(1)	Market value includes $7 of interest payable on short sales.

(m)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	HSBC	3,916	04/2009	$0	$(25)	$(25)
Sell		HSBC	3,916	04/2009	5	0	5
Sell	AUD	BCLY	485	01/2009	0	(37)	(37)
Sell		CITI	5,079	01/2009	0	(245)	(245)
Sell		CSFB	93	01/2009	0	(4)	(4)
Buy		GSC	998	01/2009	50	0	50
Sell		JPM	134	01/2009	0	(4)	(4)
Buy		RBS	455	01/2009	28	0	28
Sell	BRL	RBC	1,920	06/2009	225	0	225
Buy	CAD	RBC	3,738	01/2009	7	0	7
Buy	CLP	HSBC	10,300	05/2009	0	0	0
Buy		JPM	6,033	05/2009	0	(3)	(3)
Buy	CNY	BCLY	17,994	05/2009	2	(77)	(75)
Sell		BCLY	18,733	05/2009	3	(8)	(5)
Buy		CITI	13,310	05/2009	0	(113)	(113)
Sell		DUB	12,274	05/2009	0	(14)	(14)
Buy		HSBC	3,059	05/2009	0	(19)	(19)
Sell		HSBC	10,504	05/2009	12	0	12
Buy		JPM	15,770	05/2009	0	(124)	(124)
Sell		JPM	8,242	05/2009	0	(13)	(13)
Buy		MSC	2,632	05/2009	0	(21)	(21)
Sell		UBS	3,012	05/2009	0	(4)	(4)
Buy		BCLY	2,887	07/2009	0	(33)	(33)
Sell		BCLY	4,636	07/2009	0	(3)	(3)
Buy		DUB	6,540	07/2009	0	(72)	(72)
Buy		HSBC	1,671	07/2009	0	(18)	(18)
Buy		JPM	2,617	07/2009	0	(29)	(29)
Sell		JPM	9,078	07/2009	0	(11)	(11)
Buy		BCLY	552	09/2009	0	(1)	(1)
Buy		CITI	555	09/2009	0	0	0
Buy		DUB	2,633	09/2009	0	(1)	(1)
Sell		DUB	5,333	09/2009	0	(12)	(12)
Buy		HSBC	1,109	09/2009	0	(1)	(1)
Buy		JPM	483	09/2009	0	(1)	(1)
Buy		BCLY	2,548	05/2010	0	(53)	(53)
Sell		BCLY	5,414	05/2010	0	(12)	(12)
Buy		MLP	2,866	05/2010	0	(58)	(58)
Buy	DKK	MSC	13,098	02/2009	188	0	188
Sell	EUR	BCLY	3,829	01/2009	0	(471)	(471)
Buy		BNP	4,415	01/2009	515	(3)	512
Sell		BNP	518	01/2009	0	(64)	(64)
Sell		BOA	1,669	01/2009	0	(167)	(167)
Buy		CITI	464	01/2009	0	(4)	(4)
Sell		CITI	1,165	01/2009	0	(114)	(114)
Buy		CSFB	142	01/2009	9	0	9
Sell		CSFB	156	01/2009	0	(19)	(19)
Buy		DUB	78	01/2009	4	0	4
Sell		DUB	1,156	01/2009	0	(138)	(138)
Sell		GSC	247	01/2009	0	(26)	(26)
Sell		HSBC	300	01/2009	0	(37)	(37)
Buy		JPM	199	01/2009	0	(1)	(1)
Sell		JPM	576	01/2009	0	(73)	(73)
Buy		MSC	6,097	01/2009	233	(9)	224
Sell		MSC	98	01/2009	0	(11)	(11)

See Accompanying Notes	Annual Report	December 31, 2008	19

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	RBS	44,883	01/2009	$5,503	$(5)	$5,498
Sell		RBS	932	01/2009	0	(106)	(106)
Sell		UBS	320	01/2009	0	(41)	(41)
Buy	GBP	BCLY	2,020	01/2009	0	(96)	(96)
Sell		BCLY	191	01/2009	18	0	18
Buy		BNP	279	01/2009	0	(21)	(21)
Sell		BNP	1,721	01/2009	167	0	167
Buy		CITI	2,281	01/2009	0	(114)	(114)
Sell		CSFB	463	01/2009	38	0	38
Buy		DUB	1,696	01/2009	0	(149)	(149)
Sell		DUB	133	01/2009	12	0	12
Sell		JPM	186	01/2009	10	0	10
Buy		MSC	385	01/2009	0	(20)	(20)
Sell		MSC	794	01/2009	57	0	57
Buy		RBS	1,644	01/2009	0	(78)	(78)
Buy		UBS	2,303	01/2009	0	(116)	(116)
Sell		UBS	160	01/2009	15	0	15
Buy	INR	BCLY	650	04/2009	0	0	0
Buy	JPY	BCLY	1,858,327	01/2009	997	0	997
Sell		BCLY	61,911	01/2009	0	(30)	(30)
Buy		BNP	1,606,547	01/2009	1,024	0	1,024
Sell		BNP	13,587	01/2009	0	(8)	(8)
Sell		BOA	118,296	01/2009	0	(75)	(75)
Buy		CITI	1,968,095	01/2009	934	(1)	933
Sell		CITI	76,345	01/2009	0	(48)	(48)
Sell		CSFB	317,504	01/2009	4	(132)	(128)
Buy		DUB	44,844	01/2009	3	0	3
Sell		DUB	97,373	01/2009	14	(6)	8
Buy		HSBC	60,768	01/2009	13	0	13
Sell		HSBC	120,169	01/2009	6	(31)	(25)
Buy		JPM	11,000	01/2009	0	(1)	(1)
Sell		MLP	85,972	01/2009	0	(30)	(30)
Buy		MSC	8,807	01/2009	0	0	0
Sell		MSC	34,368	01/2009	2	0	2
Buy		RBS	10,462	01/2009	0	0	0
Sell		RBS	105,455	01/2009	0	(48)	(48)
Buy		UBS	3,665,720	01/2009	1,978	0	1,978
Sell	KRW	BCLY	31,564	02/2009	5	0	5
Buy		MLP	19,639	02/2009	0	(4)	(4)
Buy	MXN	CITI	140	05/2009	0	(3)	(3)
Buy	MYR	BCLY	403	02/2009	2	0	2
Sell		CITI	1,514	02/2009	0	(17)	(17)
Buy		DUB	1,030	02/2009	2	0	2
Sell		DUB	535	02/2009	0	(7)	(7)
Buy		JPM	458	02/2009	2	0	2
Sell		JPM	612	02/2009	0	(7)	(7)
Buy		BCLY	455	04/2009	1	0	1
Buy		BOA	385	04/2009	1	0	1
Buy		CITI	774	04/2009	3	0	3
Buy		HSBC	423	04/2009	2	0	2
Sell		JPM	1,205	04/2009	0	(8)	(8)
Buy	PHP	BCLY	9,700	02/2009	0	(13)	(13)
Sell		BCLY	47,819	02/2009	0	(70)	(70)
Buy		DUB	4,700	02/2009	0	(8)	(8)
Sell		DUB	15,015	02/2009	0	(3)	(3)
Buy		HSBC	11,640	02/2009	0	(16)	(16)
Buy		JPM	16,375	02/2009	0	(18)	(18)
Buy		MLP	3,700	02/2009	0	(6)	(6)
Buy		MSC	13,000	02/2009	0	(18)	(18)
Buy		RBS	3,600	02/2009	0	(6)	(6)
Buy		LEH	2,500	12/2010	0	(3)	(3)
Sell		LEH	2,500	12/2010	0	(1)	(1)
Sell	PLN	DUB	1,610	05/2009	31	0	31
Buy		HSBC	1,692	05/2009	0	(185)	(185)
Sell		JPM	83	05/2009	1	0	1
Sell	RUB	BCLY	27,679	05/2009	21	0	21
Buy		HSBC	31,529	05/2009	0	(377)	(377)
Sell		HSBC	1,643	05/2009	4	0	4
Sell		JPM	2,207	05/2009	15	0	15
Buy	SAR	JPM	3,284	04/2009	0	(15)	(15)
Sell		JPM	3,284	04/2009	0	(1)	(1)
Buy	SEK	MSC	12,402	02/2009	48	0	48
Buy	SGD	CITI	58	04/2009	1	0	1
Sell		CITI	906	04/2009	0	(31)	(31)

20	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	DUB	59	04/2009	$1	$0	$1
Buy		HSBC	59	04/2009	1	0	1
Buy		RBS	646	04/2009	4	0	4
Buy		UBS	74	04/2009	1	0	1
Buy	TWD	BCLY	3,321	02/2009	0	(7)	(7)
Buy		DUB	1,400	02/2009	0	(3)	(3)
Sell		HSBC	9,645	02/2009	13	0	13
Buy		MLP	2,300	02/2009	0	(5)	(5)
Buy		MSC	1,500	02/2009	0	(3)	(3)
Buy		UBS	700	02/2009	0	(2)	(2)
Buy	ZAR	BCLY	97	05/2009	1	0	1

					$12,236	$(4,146)	$8,090

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$486,879	$1,704	$488,583
Short Sales, at value	0	(1,225)	0	(1,225)
Other Financial Instruments ++	6,582	5,967	95	12,644

Total	$6,582	$491,621	$1,799	$500,002

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$2,104	$12	$(9)	$(403)	$0	$1,704
Other Financial Instruments ++	(41)	0	0	0	136	0	95

Total	$(41)	$2,104	$12	$(9)	$(267)	$0	$1,799

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	21

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative,

(iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(p), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

22	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and

24	PIMCO Variable Insurance Trust

December 31, 2008

Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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December 31, 2008

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing

Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(t) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various

28	PIMCO Variable Insurance Trust

December 31, 2008

portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,811,575	$1,822,104	$1,347,779	$1,182,132

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	139	$1,786	15	$180
Administrative Class	18,856	247,900	8,356	102,579
Advisor Class	314	3,931	0	1
Issued as reinvestment of distributions
Institutional Class	2	29	1	7
Administrative Class	826	10,453	593	7,286
Advisor Class	3	43	0	0
Cost of shares redeemed
Institutional Class	(36)	(462)	(2)	(18)
Administrative Class	(14,572)	(183,804)	(4,527)	(55,650)
Advisor Class	(21)	(242)	0	0
Net increase resulting from Portfolio share transactions	5,511	$79,634	4,436	$54,385

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	6	96	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These

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Notes to Financial Statements (Cont.)

lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$49,547	$1,074	$(36,583)	$(18,399)	$0	$(4,486)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$514,316	$22,181	$(47,914)	$(25,733)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

30	PIMCO Variable Insurance Trust

December 31, 2008

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$10,525	$0	$0
12/31/2007	7,046	247	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

32	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	33

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Global Bond Portfolio (Unhedged)	0.54%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	37

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

38	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	39

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio

(Unhedged)

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Privacy Policy	35
Management of the Trust	36
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2008

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

United States	53.6%
Japan	17.9%
Short-Term Instruments	7.6%
Germany	5.3%
United Kingdom	4.0%
Other	11.6%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (01/31/06)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	-0.69%	4.36%
JPMorgan GBI Global FX NY Index Unhedged in USD±	12.74%	9.61%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$952.45	$1,020.76
Expenses Paid During Periodà	$4.27	$4.42

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	A curve-steepening bias in the U.S., Europe and the U.K. during the second half of the year benefited performance as the yield curves in these regions steepened.

»	An underweight to the British pound and the euro during the second and third quarters benefited performance as these currencies depreciated relative to the U.S. dollar.

»	Holdings of corporate bonds, especially those of select financial companies, detracted from performance as spreads on these bonds widened during the period.

»	Exposure to short dated interest rate swaps, especially in Europe, detracted from performance as swap spreads widened versus European government bonds.

»	A position in Japanese inflation linked bonds detracted from returns as they underperformed nominal Japanese government bonds.

»	Exposure to asset-backed securities and non-agency mortgage-backed securities detracted from performance as prices on these securities were marked down.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$12.78	$12.06	$12.00
Net investment income (a)	0.51	0.43	0.41
Net realized/unrealized gain (loss) on investments	(0.59)	0.74	0.04
Total income (loss) from investment operations	(0.08)	1.17	0.45
Dividends from net investment income	(0.45)	(0.42)	(0.39)
Distributions from net realized capital gains	0.00	(0.03)	0.00
Total distributions	(0.45)	(0.45)	(0.39)
Net asset value end of year or period	$12.25	$12.78	$12.06
Total return	(0.69)%	9.89%	3.77%
Net assets end of year or period (000s)	$1,507	$229	$48
Ratio of expenses to average net assets	0.86%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	4.10%	3.51%	3.70%
Portfolio turnover rate	661%	560%	224%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$471,037
Repurchase agreements, at value	17,546
Cash	3,573
Deposits with counterparty	3,621
Foreign currency, at value	1,356
Receivable for investments sold	73,780
Receivable for investments sold on a delayed-delivery basis	25,810
Receivable for Portfolio shares sold	376
Interest and dividends receivable	3,596
Variation margin receivable	25
Swap premiums paid	2,666
Unrealized appreciation on foreign currency contracts	12,236
Unrealized appreciation on swap agreements	18,222
633,844

Liabilities:
Payable for investments purchased	$148,091
Payable for investments purchased on a delayed-delivery basis	137,652
Payable for Portfolio shares redeemed	8,959
Payable for short sales	1,225
Written options outstanding	2,964
Accrued investment advisory fee	64
Accrued administrative fee	129
Accrued distribution fee	1
Accrued servicing fee	38
Variation margin payable	458
Swap premiums received	7,253
Unrealized depreciation on foreign currency contracts	4,146
Unrealized depreciation on swap agreements	17,286
Other liabilities	7,061
335,327

Net Assets	$298,517

Net Assets Consist of:
Paid in capital	$307,364
Undistributed net investment income	9,378
Accumulated undistributed net realized (loss)	(4,495)
Net unrealized (depreciation)	(13,730)
$298,517

Net Assets:
Institutional Class	$1,507
Administrative Class	293,365
Advisor Class	3,645

Shares Issued and Outstanding:
Institutional Class	123
Administrative Class	23,947
Advisor Class	297

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.25
Administrative Class	12.25
Advisor Class	12.25

Cost of Investments Owned	$488,120
Cost of Repurchase Agreements Owned	$17,546
Cost of Foreign Currency Held	$1,362
Proceeds Received on Short Sales	$1,175
Premiums Received on Written Options	$933

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$14,653
Dividends	37
Total Income	14,690

Expenses:
Investment advisory fees	783
Administrative fees	1,565
Servicing fees – Administrative Class	467
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	3
Interest expense	227
Total Expenses	3,048

Net Investment Income	11,642

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,808
Net realized gain on futures contracts, written options and swaps	2,222
Net realized (loss) on foreign currency transactions	(6,304)
Net change in unrealized (depreciation) on investments	(24,791)
Net change in unrealized appreciation on futures contracts, written options and swaps	680
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,800)
Net (Loss)	(23,185)

Net (Decrease) in Net Assets Resulting from Operations	$(11,543)

*Foreign tax withholdings	$19

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,642	$6,906
Net realized gain	3,726	356
Net change in unrealized appreciation (depreciation)	(26,911)	12,645
Net increase (decrease) resulting from operations	(11,543)	19,907

Distributions to Shareholders:
From net investment income
Institutional Class	(29)	(7)
Administrative Class	(10,453)	(6,777)
Advisor Class	(43)	0
From net realized capital gains
Administrative Class	0	(509)

Total Distributions	(10,525)	(7,293)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,786	180
Administrative Class	247,900	102,579
Advisor Class	3,931	1
Issued as reinvestment of distributions
Institutional Class	29	7
Administrative Class	10,453	7,286
Advisor Class	43	0
Cost of shares redeemed
Institutional Class	(462)	(18)
Administrative Class	(183,804)	(55,650)
Advisor Class	(242)	0
Net increase resulting from Portfolio share transactions	79,634	54,385

Total Increase in Net Assets	57,566	66,999

Net Assets:
Beginning of year	240,951	173,952
End of year*	$298,517	$240,951

*Including undistributed net investment income of:	$9,378	$527

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 3.2%

Medallion Trust
2.288% due 05/25/2035		$620	$555

National Australia Bank Ltd.
1.696% due 06/29/2016		600	485
2.204% due 09/11/2009		500	500

Puma Finance Ltd.
2.242% due 02/21/2038		587	533
4.600% due 08/22/2037	AUD	720	466
4.798% due 07/12/2036		212	142

Superannuation Members Home Loans Global Fund
2.548% due 11/09/2035		$5,337	4,752

Swan Trust
2.315% due 05/12/2037		704	629
4.975% due 05/12/2037	AUD	967	615

Torrens Trust
4.900% due 10/19/2038		1,164	745

Total Australia (Cost $11,009)			9,422

BERMUDA 0.2%

Merna Reinsurance Ltd.
2.109% due 07/07/2010		$700	630

Total Bermuda (Cost $696)			630

CANADA 4.4%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	1,600	1,317

Canada Government Bond
4.000% due 06/01/2016		2,600	2,344
9.000% due 06/01/2025		700	959

Canada Housing Trust No. 1
3.550% due 09/15/2013		1,600	1,372

Citigroup Finance Canada, Inc.
5.500% due 05/21/2013		200	145

Daimler Canada Finance, Inc.
4.850% due 03/30/2009		200	163

Province of Ontario Canada
4.700% due 06/02/2037		3,700	3,001
6.200% due 06/02/2031		500	478

Province of Quebec Canada
5.750% due 12/01/2036		1,500	1,358

Rogers Wireless, Inc.
7.250% due 12/15/2012		$200	196

Royal Bank of Canada
2.212% due 06/08/2010		700	682

Toronto-Dominion Bank
5.375% due 05/14/2015	EUR	700	938

Total Canada (Cost $12,784)			12,953

CAYMAN ISLANDS 0.7%

Mizuho Finance Cayman Ltd.
2.344% due 08/29/2049	JPY	100,000	1,098

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$400	383

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		400	279

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	272

Total Cayman Islands (Cost $2,083)			2,032

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FRANCE 2.9%

BNP Paribas Covered Bonds S.A.
4.750% due 05/28/2013	EUR	700	$1,001

Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	400	304

CM-CIC Covered Bonds
5.250% due 06/09/2010		300	427

France Government Bond
4.000% due 10/25/2038		100	147
4.750% due 04/25/2035		1,500	2,405
5.750% due 10/25/2032		1,200	2,126

Lafarge S.A.
6.500% due 07/15/2016		$2,000	1,351

Vivendi
5.750% due 04/04/2013		900	791
6.625% due 04/04/2018		100	81

Total France (Cost $9,014)			8,633

GERMANY 8.7%

Deutsche Bank AG
4.875% due 05/20/2013		$1,700	1,671

Driver One GmbH
2.942% due 10/21/2015	EUR	500	649

Republic of Germany
4.000% due 01/04/2037		400	596
4.250% due 07/04/2039		5,200	8,216
4.750% due 07/04/2028		300	474
4.750% due 07/04/2034		1,100	1,767
4.750% due 07/04/2040		400	686
5.500% due 01/04/2031		1,600	2,760
6.250% due 01/04/2024		600	1,093
6.250% due 01/04/2030		4,300	8,004

Total Germany (Cost $21,881)			25,916

IRELAND 0.7%

Cars Alliance Funding PLC
5.465% due 10/08/2023	EUR	500	617

Immeo Residential Finance PLC
3.489% due 12/15/2016		957	1,025

SC Germany Auto
3.174% due 08/11/2015		283	379

Total Ireland (Cost $2,511)			2,021

ITALY 0.5%

Locat Securitisation Vehicle SRL
3.536% due 12/12/2028	EUR	800	1,016

Siena Mortgages SpA
3.512% due 12/16/2038		177	229

Split SRL
5.061% due 10/25/2018		270	348

Total Italy (Cost $1,785)			1,593

JAPAN 29.3%

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	128

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	123,480	1,179
1.100% due 12/10/2016		1,437,180	13,782

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.200% due 06/10/2017	JPY	124,200	$1,190
1.200% due 12/10/2017		564,100	5,397
1.400% due 06/10/2018		1,399,270	13,480

Japan Government International Bond
0.900% due 12/20/2012		480,000	5,359
1.100% due 09/20/2012		2,260,000	25,431
2.300% due 05/20/2030		7,000	84
2.400% due 03/20/2034		130,000	1,604
2.500% due 09/20/2035		620,000	7,840
2.500% due 03/20/2036		10,000	126
2.500% due 06/20/2036		630,000	7,985
2.500% due 09/20/2037		200,000	2,547

Resona Bank Ltd.
5.850% due 09/29/2049		$100	57

Sumitomo Mitsui Banking Corp.
1.838% due 09/29/2049	JPY	100,000	1,092
5.625% due 07/29/2049		$100	74

Total Japan (Cost $75,675)			87,355

JERSEY, CHANNEL ISLANDS 0.0%

HSBC Capital Funding LP
9.547% due 12/29/2049		$100	79

Total Jersey, Channel Islands (Cost $106)			79

LUXEMBOURG 0.0%

Silver Arrow S.A.
3.090% due 08/15/2014	EUR	55	75

Total Luxembourg (Cost $85)			75

NETHERLANDS 1.9%

Dutch Mortgage-Backed Securities BV
5.557% due 10/02/2079	EUR	716	949

Netherlands Government Bond
4.000% due 01/15/2037		1,000	1,451

Rabobank Nederland NV
2.639% due 05/19/2010		$3,300	3,289

Siemens Financieringsmaatschappij NV
2.182% due 08/14/2009		100	100

Total Netherlands (Cost $5,462)			5,789

NEW ZEALAND 0.5%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	1,453

Total New Zealand (Cost $1,500)			1,453

NORWAY 0.4%

DnB NOR Bank ASA
4.889% due 10/13/2009		$300	300

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	995

Total Norway (Cost $1,377)			1,295

PORTUGAL 0.7%

Banco Espirito Santo S.A.
5.500% due 07/21/2010	EUR	1,400	1,997

Total Portugal (Cost $2,199)			1,997

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
RUSSIA 0.3%

Gaz Capital S.A.
7.343% due 04/11/2013		$300	$244
8.146% due 04/11/2018		300	213

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013		602	521

Total Russia (Cost $1,200)			978

SOUTH KOREA 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	500	592

Total South Korea (Cost $770)			592

SPAIN 1.2%

Bancaja Fondo de Titulizacion de Activos
5.031% due 10/25/2037	EUR	152	$158

Bankinter S.A.
5.000% due 05/14/2010		1,900	2,671

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	382

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009		400	395

Total Spain (Cost $4,174)			3,606

SWITZERLAND 0.7%

UBS AG
5.750% due 04/25/2018		$1,900	1,728
5.875% due 12/20/2017		500	460

Total Switzerland (Cost $2,388)			2,188

UNITED KINGDOM 6.6%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	2,100	2,957

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	972
7.700% due 04/29/2049		2,400	1,590
8.250% due 02/28/2049	GBP	300	360

HBOS PLC
5.920% due 09/29/2049		$1,200	455
6.750% due 05/21/2018		800	705

HSBC Holdings PLC
6.500% due 05/02/2036		1,200	1,222

Permanent Financing PLC
3.618% due 09/10/2032	EUR	600	764

Punch Taverns Finance PLC
7.030% due 10/15/2032	GBP	100	37

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$800	683

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		200	190

TI Group PLC
7.875% due 07/12/2010	GBP	1,000	1,507

United Kingdom Gilt
4.250% due 06/07/2032		2,800	4,236
4.250% due 03/07/2036		1,400	2,171
4.750% due 12/07/2038		1,000	1,710

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

XL Capital Finance Europe PLC
6.500% due 01/15/2012	$100	$63

Total United Kingdom (Cost $22,438)		19,622

UNITED STATES 87.7%

ASSET-BACKED SECURITIES 9.2%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030	469	426

Accredited Mortgage Loan Trust
0.511% due 09/25/2036	42	41
0.521% due 02/25/2037	331	292

Amortizing Residential Collateral Trust
0.761% due 07/25/2032	1	1
1.171% due 10/25/2031	2	2

Asset-Backed Funding Certificates
0.531% due 01/25/2037	272	235

Asset-Backed Securities Corp. Home Equity
0.521% due 12/25/2036	225	207

BA Credit Card Trust
1.205% due 02/15/2013	200	182
1.775% due 04/15/2013	1,800	1,637
2.395% due 12/16/2013	1,100	979

Bank One Issuance Trust
1.315% due 05/15/2014	1,600	1,373

Capital Auto Receivables Asset Trust
1.295% due 01/15/2010	13	13
1.895% due 09/15/2010	658	647
2.645% due 10/15/2012	800	714

Carrington Mortgage Loan Trust
0.521% due 12/25/2036	371	340

Chase Issuance Trust
1.185% due 07/15/2011	800	786
1.215% due 11/15/2011	750	723
1.845% due 11/15/2011	3,100	2,969
2.095% due 05/16/2011	800	788

Citibank Omni Master Trust
0.561% due 03/20/2013	800	793

Countrywide Asset-Backed Certificates
0.501% due 01/25/2046	19	19
0.521% due 05/25/2037	611	569

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	340	295

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032	1	0

Daimler Chrysler Auto Trust
5.020% due 07/08/2010	196	195

First Franklin Mortgage Loan Asset-Backed Certificates
0.511% due 01/25/2038	311	288

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	1,671	1,631
2.095% due 01/15/2011	1,400	1,359
2.615% due 06/15/2012	1,100	999
5.260% due 10/15/2010	514	510

Franklin Auto Trust
1.508% due 10/20/2011	655	631

Fremont Home Loan Trust
0.521% due 10/25/2036	244	221

GSAMP Trust
0.571% due 01/25/2047	320	295
0.761% due 03/25/2034	14	14

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Home Equity Mortgage Trust
5.500% due 01/25/2037	$221	$52

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	310	275

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	217	203

JPMorgan Mortgage Acquisition Corp.
0.521% due 10/25/2036	340	303

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	101	95

Morgan Stanley ABS Capital I
0.511% due 07/25/2036	17	17

Nelnet Student Loan Trust
1.476% due 12/27/2016	1,338	1,281
4.065% due 04/27/2015	753	737

SACO I, Inc.
0.531% due 05/25/2036	37	25
0.671% due 04/25/2035	9	4

Sears Credit Account Master Trust
1.415% due 04/16/2013	800	787

Securitized Asset-Backed Receivables LLC Trust
0.521% due 12/25/2036	322	283

SLC Student Loan Trust
2.446% due 06/15/2017	800	717

SLM Student Loan Trust
2.196% due 12/17/2018	196	178
3.535% due 10/25/2016	311	304
4.035% due 10/25/2017	1,600	1,447

Structured Asset Securities Corp.
0.871% due 05/25/2034	10	8
4.900% due 04/25/2035	42	21

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034	6	6

Washington Mutual Asset-Backed Certificates
0.531% due 10/25/2036	405	351

Wells Fargo Home Equity Trust
0.701% due 10/25/2035	115	106

		27,374

BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
6.000% due 08/03/2012	2,172	1,142

CORPORATE BONDS & NOTES 31.8%

Allstate Life Global Funding II
2.822% due 05/21/2010	2,100	1,877

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	700	690

American Express Bank FSB
0.601% due 05/29/2012	200	165
5.500% due 04/16/2013	1,400	1,327

American Express Centurion Bank
1.275% due 07/13/2010	1,000	907

American Express Co.
7.000% due 03/19/2018	1,500	1,519

American Express Credit Corp.
1.871% due 05/27/2010	500	462
1.961% due 03/02/2009	400	394
2.081% due 12/02/2010	200	177
5.875% due 05/02/2013	500	480

American General Finance Corp.
6.900% due 12/15/2017	100	43

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

American International Group, Inc.
4.875% due 03/15/2067	EUR	1,000	$375
6.250% due 03/15/2037		$100	37
8.000% due 05/22/2038	EUR	1,700	780
8.175% due 05/15/2058		$1,800	701
8.250% due 08/15/2018		1,000	733

Amgen, Inc.
6.150% due 06/01/2018		2,000	2,125

AutoZone, Inc.
5.875% due 10/15/2012		100	89

Bank of America Corp.
2.826% due 11/06/2009		400	392
4.625% due 02/07/2017	EUR	500	554
5.650% due 05/01/2018		$100	101
8.000% due 12/29/2049		1,100	792
8.125% due 12/29/2049		2,400	1,798

Bank of America N.A.
2.047% due 06/23/2010		1,300	1,269
2.835% due 05/12/2010		1,000	980

Bear Stearns Cos. LLC
2.356% due 05/18/2010		1,000	967
3.849% due 10/02/2009 (k)	CAD	300	237
6.400% due 10/02/2017		$1,000	1,041
6.950% due 08/10/2012		1,200	1,247
7.250% due 02/01/2018		1,300	1,427

BellSouth Corp.
5.200% due 09/15/2014		200	195

Block Financial LLC
7.875% due 01/15/2013		2,000	1,893

Boston Scientific Corp.
6.400% due 06/15/2016		200	172

Caterpillar Financial Services Corp.
1.991% due 06/25/2010		1,700	1,653
2.216% due 06/24/2011		1,900	1,700

Charter One Bank N.A.
3.585% due 04/24/2009		1,000	986

CIT Group, Inc.
2.302% due 06/08/2009		500	488

Citigroup Capital XXI
8.300% due 12/21/2057		800	618

Citigroup Funding, Inc.
3.556% due 05/07/2010		2,500	2,371

Citigroup, Inc.
5.500% due 04/11/2013		2,000	1,949
6.125% due 11/21/2017		800	810
6.125% due 05/15/2018		2,900	2,937
8.400% due 04/29/2049		800	529

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	812

CMS Energy Corp.
5.702% due 01/15/2013		200	147

CNA Financial Corp.
6.000% due 08/15/2011		200	166

ConocoPhillips Australia Funding Co.
4.420% due 04/09/2009		380	380

CSX Corp.
6.300% due 03/15/2012		200	194

CVS Caremark Corp.
5.750% due 08/15/2011		200	201

Daimler Finance North America LLC
2.346% due 03/13/2009		600	600
5.750% due 05/18/2009		200	194

Darden Restaurants, Inc.
6.200% due 10/15/2017		1,000	743

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

DR Horton, Inc.
6.000% due 04/15/2011		$200	$173

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	261

Erac USA Finance Co.
5.800% due 10/15/2012		800	670

FPL Group Capital, Inc.
2.751% due 06/17/2011		600	545

GATX Financial Corp.
5.500% due 02/15/2012		1,000	891

General Electric Capital Corp.
2.096% due 06/15/2009		200	196
3.053% due 05/22/2013		800	674
4.800% due 05/01/2013		700	689

GMAC LLC
3.399% due 05/15/2009		500	478

Goldman Sachs Group, Inc.
0.554% due 12/23/2009		600	569
5.375% due 02/15/2013	EUR	200	253
5.950% due 01/18/2018		$500	475
6.150% due 04/01/2018		700	674
7.250% due 04/10/2028	GBP	500	695

HJ Heinz Finance Co.
6.000% due 03/15/2012		$100	101

HSBC Finance Corp.
1.668% due 06/19/2009		400	389

International Lease Finance Corp.
5.350% due 03/01/2012		200	139
5.400% due 02/15/2012		200	140

iStar Financial, Inc.
5.150% due 03/01/2012		200	63

JCPenney Corp., Inc.
8.000% due 03/01/2010		200	194

JPMorgan Chase & Co.
1.591% due 06/25/2012		1,600	1,445
5.058% due 02/22/2021	CAD	200	146
6.000% due 01/15/2018		$1,800	1,903

JPMorgan Chase Capital XX
6.550% due 09/29/2036		400	339

JPMorgan Chase Capital XXII
6.450% due 02/02/2037		100	82

Kraft Foods, Inc.
6.250% due 06/01/2012		200	207

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)		900	86
5.625% due 01/24/2013 (a)		1,000	100
6.875% due 05/02/2018 (a)		800	80

Ltd. Brands, Inc.
6.900% due 07/15/2017		1,000	608

Mandalay Resort Group
6.500% due 07/31/2009		400	390

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	1,776

Masco Corp.
6.125% due 10/03/2016		200	138

Merck & Co., Inc.
4.750% due 03/01/2015		200	198

Merrill Lynch & Co., Inc.
1.598% due 03/23/2010		500	471
2.222% due 08/14/2009		200	194
4.485% due 05/12/2010		2,800	2,699
6.875% due 04/25/2018		1,500	1,572

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Metropolitan Life Global Funding I
2.246% due 03/15/2012		$900	$711
5.125% due 04/10/2013		1,300	1,213

Mohawk Industries, Inc.
6.125% due 01/15/2016		1,000	759

Morgan Stanley
4.232% due 05/14/2010		1,100	1,024
4.570% due 01/09/2012		1,200	948
4.952% due 10/18/2016		200	138
5.232% due 10/15/2015		1,000	686
6.000% due 04/28/2015		1,700	1,469
6.625% due 04/01/2018		1,600	1,406

Nabors Industries, Inc.
6.150% due 02/15/2018		4,100	3,533

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	366

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		200	191

NGPL PipeCo. LLC
7.119% due 12/15/2017		500	451

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	939

Oracle Corp.
2.192% due 05/14/2010		1,000	968

Pricoa Global Funding I
1.596% due 06/26/2012		900	654
3.010% due 06/04/2010		2,900	2,561

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	750

Rabobank Capital Funding Trust
5.254% due 12/29/2049		400	220

Ryder System, Inc.
5.850% due 11/01/2016		200	154

Sara Lee Corp.
6.250% due 09/15/2011		200	198

Sealed Air Corp.
5.625% due 07/15/2013		1,000	827

Sprint Nextel Corp.
6.000% due 12/01/2016		200	141

State Street Capital Trust IV
2.996% due 06/15/2037		500	221

Target Corp.
7.000% due 01/15/2038		600	558

Time Warner, Inc.
2.405% due 11/13/2009		400	385
5.500% due 11/15/2011		200	188

UnitedHealth Group, Inc.
1.705% due 06/21/2010		1,000	901

UST, Inc.
5.750% due 03/01/2018		1,000	822

Verizon Communications, Inc.
4.350% due 02/15/2013		1,000	968

Wachovia Bank N.A.
1.538% due 03/23/2009		500	497

Wachovia Corp.
4.882% due 10/15/2011		800	717
5.500% due 05/01/2013		1,600	1,584

Wells Fargo & Co.
4.375% due 01/31/2013		400	392

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,301

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Wyeth
6.950% due 03/15/2011	$200	$208

Xerox Corp.
9.750% due 01/15/2009	200	200

Yum! Brands, Inc.
6.250% due 03/15/2018	700	605

		94,981

MORTGAGE-BACKED SECURITIES 9.9%

Adjustable Rate Mortgage Trust
5.135% due 09/25/2035	57	34

American Home Mortgage Assets
0.661% due 05/25/2046	662	261
0.681% due 10/25/2046	924	324

Banc of America Commercial Mortgage, Inc.
5.421% due 04/10/2049	816	756

Banc of America Funding Corp.
5.888% due 04/25/2037	800	514
5.979% due 10/20/2046	492	220

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	192	163

BCAP LLC Trust
0.641% due 01/25/2037	825	339

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	393	330
4.125% due 03/25/2035	817	676
4.468% due 05/25/2034	162	120
4.550% due 08/25/2035	414	341
4.630% due 05/25/2034	46	46
4.644% due 10/25/2033	72	63
4.785% due 08/25/2033	82	73
4.786% due 11/25/2034	42	32
5.472% due 05/25/2047	1,041	604

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	298	139
5.569% due 11/25/2035	424	297
6.250% due 08/25/2036	526	236

Bear Stearns Commercial Mortgage Securities
1.305% due 03/15/2019	514	435
5.540% due 09/11/2041	500	394

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	434	374

Bear Stearns Structured Products, Inc.
5.761% due 12/26/2046	254	177

CC Mortgage Funding Corp.
0.651% due 07/25/2036	275	131

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	400	226

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	195	147
4.248% due 08/25/2035	205	168

Countrywide Alternative Loan Trust
0.688% due 02/20/2047	453	186
0.702% due 12/20/2046	913	398
0.718% due 03/20/2046	285	118
0.718% due 07/20/2046	823	338
0.751% due 02/25/2037	348	173
0.821% due 05/25/2037	177	72
3.756% due 11/25/2035	83	42
4.296% due 11/25/2035	83	43
5.250% due 06/25/2035	97	65
5.886% due 11/25/2035	800	384
6.000% due 04/25/2037	256	136
6.154% due 08/25/2036	408	303
6.250% due 08/25/2037	86	43
6.500% due 06/25/2036	457	224

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.701% due 05/25/2035	$189	$93
0.761% due 04/25/2035	62	28
0.791% due 03/25/2035	218	87
0.801% due 02/25/2035	20	10
0.851% due 09/25/2034	24	12
4.121% due 11/19/2033	159	127
4.740% due 08/25/2034	22	11
4.789% due 11/25/2034	68	42

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	272	196

CS First Boston Mortgage Securities Corp.
4.626% due 08/25/2033	100	82
6.500% due 04/25/2033	4	3

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.886% due 10/25/2036	800	405

First Horizon Asset Securities, Inc.
4.429% due 07/25/2033	23	23
4.741% due 12/25/2033	42	34
6.250% due 08/25/2017	126	125

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	371	359

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	86	77

Greenpoint Mortgage Funding Trust
0.741% due 11/25/2045	25	12

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	611

GSR Mortgage Loan Trust
4.496% due 03/25/2033	61	51
4.524% due 06/25/2034	26	19
4.540% due 09/25/2035	1,030	761

Harborview Mortgage Loan Trust
0.771% due 01/19/2038	150	60
0.951% due 02/19/2034	7	5
3.106% due 12/19/2036	333	129
5.129% due 05/19/2033	99	78

Indymac Index Mortgage Loan Trust
5.099% due 09/25/2035	696	335

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	251	195

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	1,300	923
5.429% due 12/12/2043	300	229

JPMorgan Mortgage Trust
4.375% due 11/25/2033	57	46
4.767% due 07/25/2035	589	418
5.003% due 07/25/2035	620	400
5.024% due 02/25/2035	122	92

Lehman XS Trust
0.551% due 07/25/2046	47	47

MASTR Alternative Loans Trust
0.871% due 03/25/2036	105	33

MASTR Asset Securitization Trust
4.500% due 03/25/2018	133	128

Mellon Residential Funding Corp.
1.635% due 12/15/2030	37	29

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	800	673
5.172% due 12/12/2049	300	227
5.957% due 08/12/2049	1,900	1,459

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	245	131
0.721% due 08/25/2036	76	36
5.541% due 02/25/2033	33	28

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MLCC Mortgage Investors, Inc.
3.819% due 10/25/2035	$334	$255

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	54	30

Residential Accredit Loans, Inc.
0.621% due 02/25/2047	358	124
0.651% due 06/25/2046	887	364
0.681% due 04/25/2046	386	163

Structured Adjustable Rate Mortgage Loan Trust
4.590% due 04/25/2034	100	59
5.192% due 09/25/2034	197	155
5.365% due 02/25/2034	39	23

Structured Asset Mortgage Investments, Inc.
0.661% due 07/25/2046	948	415
0.681% due 05/25/2046	215	91
0.691% due 05/25/2036	978	394
0.691% due 09/25/2047	600	110
0.831% due 07/19/2035	707	533
0.871% due 07/19/2034	10	5
0.931% due 03/19/2034	18	11

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	485	403

Wachovia Bank Commercial Mortgage Trust
1.285% due 09/15/2021	549	420
5.037% due 03/15/2042	800	681
5.342% due 12/15/2043	1,500	986

WaMu Mortgage Pass-Through Certificates
0.741% due 12/25/2045	132	60
0.761% due 10/25/2045	68	37
0.781% due 01/25/2045	22	11
0.791% due 01/25/2045	21	10
1.011% due 12/25/2027	87	72
2.956% due 02/25/2047	884	329
3.656% due 08/25/2042	16	11
4.229% due 03/25/2034	149	122
4.269% due 07/25/2046	432	362
4.375% due 02/27/2034	15	12
4.565% due 06/25/2033	35	32
4.566% due 09/25/2033	3,412	2,979
5.449% due 02/25/2037	994	594

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.196% due 07/25/2046	155	58

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	286	270
4.750% due 10/25/2018	168	155
4.950% due 03/25/2036	358	235
5.205% due 04/25/2036	76	51

		29,636

MUNICIPAL BONDS & NOTES 1.4%

California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	400	355

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	1,300	1,107

Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2039	200	179

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,437

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	600	212

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	$1,300	$734

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	24

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	218

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	3

		4,269

	SHARES
PREFERRED STOCKS 0.2%

DG Funding Trust
3.229% due 08/01/2054	58	583

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 32.9%

Fannie Mae
0.591% due 03/25/2034	$23	22
0.621% due 08/25/2034	13	12
0.671% due 10/27/2037	1,200	1,021
0.721% due 06/25/2044	13	13
4.521% due 11/01/2034	195	192
4.676% due 10/01/2034	16	16
4.938% due 12/01/2034	34	34
5.000% due 01/01/2024 - 01/01/2039	5,700	5,822
5.500% due 10/01/2016 - 05/01/2047	6,301	6,408
5.500% due 12/01/2036 (g)	3,408	3,499
6.000% due 07/25/2044	80	82

Freddie Mac
0.751% due 09/25/2031	56	52
1.425% due 02/15/2019	1,074	1,033
1.695% due 04/15/2028	749	728
3.678% due 10/25/2044	120	115
4.000% due 03/01/2010	360	360

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.500% due 02/15/2017 - 02/01/2018	$1,464	$1,508
5.000% due 03/15/2017	215	219
5.298% due 02/01/2029	19	19
5.329% due 04/01/2037	270	271
5.500% due 06/01/2036 - 01/01/2039	34,649	35,469
6.000% due 04/15/2036 - 08/01/2038	2,059	2,083

Ginnie Mae
5.125% due 11/20/2024	5	5
6.000% due 09/20/2038 - 01/01/2039	35,891	37,033
6.500% due 01/01/2039	2,000	2,080

		98,096

U.S. TREASURY OBLIGATIONS 1.9%

Treasury Inflation Protected Securities (d)
1.875% due 07/15/2013	4,197	3,953

U.S. Treasury Bonds
5.000% due 05/15/2037	900	1,215

U.S. Treasury Strips
0.000% due 08/15/2020	300	205
0.000% due 11/15/2021	600	389

		5,762

Total United States (Cost $289,099)		261,843

SHORT-TERM INSTRUMENTS 12.4%

CERTIFICATES OF DEPOSIT 1.2%

Unicredito Italiano NY
1.640% due 05/18/2009	$500	500
1.795% due 05/15/2009	3,200	3,200

		3,700

COMMERCIAL PAPER 0.8%

Federal Home Loan Bank
0.170% due 02/04/2009	1,000	1,000

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	1,230	1,228

		2,228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 5.9%

Barclays Capital, Inc.
0.050% due 01/02/2009	$15,700	$15,700
(Dated 12/31/2008. Collateralized by Fannie Mae 3.850% due 04/17/2013 valued at $16,086. Repurchase proceeds are $15,700.)

JPMorgan Chase Bank N.A.
0.010% due 01/07/2009	846	846
(Dated 12/10/2008. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $853. Repurchase proceeds are $846.)
0.020% due 01/02/2009	1,000	1,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.500% due 02/15/2018 valued at $996. Repurchase proceeds are $1,000.)

		17,546

U.S. CASH MANAGEMENT BILLS 0.3%
0.220% due 04/29/2009 (e)	1,000	999

U.S. TREASURY BILLS 4.2%
0.116% due 01/15/2009 - 06/11/2009 (b)(e)	12,560	12,552

Total Short-Term Instruments (Cost $37,031)		37,025

PURCHASED OPTIONS (i) 0.5%
(Cost $399)		1,486

Total Investments 163.7% (Cost $505,666)		$488,583

Written Options (j) (1.0%) (Premiums $933)		(2,964)

Other Assets and Liabilities (Net) (62.7%)		(187,102)

Net Assets 100.0%		$298,517

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Securities with an aggregate market value of $7,694 and cash of $500 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $20,728 at a weighted average interest rate of 3.050%. On December 31, 2008, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $2,028 and cash of $3,121 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	82	$210
90-Day Euribor March Futures Put Options Strike @ EUR 95.250	Short	03/2009	112	56
90-Day Eurodollar December Futures	Long	12/2009	700	2,882
90-Day Eurodollar June Futures	Long	06/2010	181	599
90-Day Eurodollar March Futures	Long	03/2010	427	1,476
90-Day Eurodollar September Futures	Long	09/2009	57	173
90-Day Eurodollar September Futures	Long	09/2010	108	406
Canada Government 10-Year Bond March Futures	Long	03/2009	30	178

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl March Futures	Long	03/2009	8	$16
Euro-Bobl March Futures Call Options Strike @ EUR 135.000	Long	03/2009	17	0
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 145.000	Long	03/2009	290	(4)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	55	(1)
Euro-Schatz March Futures	Long	03/2009	25	27
Euro-Schatz March Futures	Short	03/2009	25	(11)
Euro-Schatz March Futures Call Options Strike @ EUR 120.000	Long	03/2009	54	0
U.S. Treasury 2-Year Note March Futures	Long	03/2009	10	8
U.S. Treasury 5-Year Note March Futures	Long	03/2009	18	(8)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	183	350
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	82	32
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures Put Options Strike @ GBP 93.000	Short	06/2009	139	77
United Kingdom Government 10-Year Bond March Futures	Long	03/2009	11	116

				$6,582

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Akzo Nobel NV	DUB	(0.290%	)	06/20/2012	1.720%	EUR	200	$12	$0	$12
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	19.921%		$100	53	0	53
Amgen, Inc.	UBS	(1.000%	)	06/20/2018	0.875%		2,000	(21)	0	(21)
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	1.500%		100	3	0	3
AutoZone, Inc.	RBS	(0.920%	)	06/20/2013	1.500%		1,000	23	0	23
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	1.188%		200	(5)	0	(5)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.188%		500	(13)	0	(13)
Bear Stearns Cos., Inc.	BNP	(2.180%	)	03/20/2018	1.113%		600	(51)	0	(51)
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%		1,000	27	0	27
Bear Stearns Cos., Inc.	RBS	(2.223%	)	03/20/2018	1.113%		700	(61)	0	(61)
BellSouth Corp.	DUB	(0.395%	)	09/20/2014	0.910%		200	5	0	5
Block Financial LLC	BCLY	(1.030%	)	03/20/2013	1.034%		2,000	0	0	0
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	2.488%		200	5	0	5
Citigroup, Inc.	BCLY	(3.600%	)	12/20/2013	1.900%		100	(8)	0	(8)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.763%		2,000	124	0	124
Citigroup, Inc.	CSFB	(3.550%	)	12/20/2013	1.900%		500	(37)	0	(37)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.275%		1,000	24	0	24
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	4.583%		200	20	0	20
Compass Group PLC	MLP	(0.390%	)	06/20/2012	0.904%	EUR	200	5	0	5
CSX Corp.	MLP	(0.230%	)	03/20/2012	1.578%		$200	8	0	8
CVS Caremark Corp.	RBS	(0.550%	)	09/20/2011	0.945%		200	2	0	2
Daimler Canada Finance, Inc.	RBC	(0.350%	)	06/20/2009	6.388%		200	6	0	6
Daimler Finance N.A. LLC	CSFB	(0.380%	)	06/20/2009	6.388%		200	6	0	6
Darden Restaurants, Inc.	CITI	(1.450%	)	12/20/2017	1.838%		1,000	26	0	26
Deutsche Bank AG	BCLY	(0.760%	)	09/20/2013	1.307%		100	2	0	2
Dr. Horton, Inc.	BNP	(4.030%	)	06/20/2011	6.073%		200	8	0	8
Erac USA Finance Co.	JPM	(2.700%	)	12/20/2012	6.991%		800	109	0	109
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	3.242%		1,000	76	0	76
GlobalSantaFe Corp.	WAC	(0.520%	)	06/20/2012	0.830%		100	1	0	1
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	2.950%		100	5	0	5
H.J. Heinz Finance Co.	JPM	(0.370%	)	03/20/2012	0.950%		100	2	0	2
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.769%		200	46	0	46
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	9.769%		200	46	0	46
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	103.311%		200	125	0	125
JCPenney Corp., Inc.	DUB	(0.270%	)	03/20/2010	4.937%		200	11	0	11
JPMorgan Chase & Co.	BNP	(0.737%	)	03/20/2018	1.113%		700	20	0	20
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	1.113%		700	21	0	21
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	1.383%		200	14	0	14
Koninklijke DSM NV	GSC	(0.365%	)	06/20/2012	1.653%	EUR	200	11	0	11
Kraft Foods, Inc.	JPM	(0.170%	)	06/20/2012	0.977%		$200	5	0	5
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	7.992%		2,000	539	0	539
Ltd. Brands, Inc.	JPM	(2.850%	)	09/20/2017	4.898%		1,000	108	0	108
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.772%		1,000	5	0	5
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.772%		1,000	9	0	9
Masco Corp.	CSFB	(0.907%	)	12/20/2016	4.240%		200	35	0	35
Merck & Co., Inc.	RBS	(0.550%	)	03/20/2015	0.714%		200	2	0	2
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	3.361%		1,000	100	0	100
Morgan Stanley	DUB	(1.850%	)	09/20/2018	3.420%		500	52	0	52

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	JPM	(1.350%	)	12/20/2015	3.705%		$1,000	$123	$0	$123
Morgan Stanley	RBS	(0.320%	)	12/20/2016	3.579%		200	38	0	38
Nabors Industries, Inc.	CITI	(0.820%	)	03/20/2018	4.436%		1,000	226	0	226
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	4.436%		1,000	238	0	238
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	4.436%		2,100	444	0	444
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	7.270%		500	112	0	112
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	1.463%		200	4	0	4
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.949%		1,000	26	0	26
RadioShack Corp.	DUB	(1.400%	)	06/20/2013	2.050%		600	15	0	15
RadioShack Corp.	GSC	(1.410%	)	06/20/2013	2.050%		1,000	25	0	25
Rogers Wireless, Inc.	MSC	(0.540%	)	12/20/2012	2.622%		200	15	0	15
Ryder System, Inc.	JPM	(0.460%	)	12/20/2016	2.685%		200	28	0	28
Sara Lee Corp.	RBS	(0.630%	)	09/20/2011	0.716%		200	0	0	0
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	5.000%		1,000	150	0	150
Smith Group PLC	RBS	(0.530%	)	09/20/2010	2.158%	GBP	1,000	38	0	38
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	8.492%		$200	61	0	61
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	1.525%		200	(1)	0	(1)
Time Warner, Inc.	BOA	(0.310%	)	12/20/2011	1.397%		200	6	0	6
United Utilities PLC	DUB	(0.235%	)	06/20/2012	1.250%	EUR	200	9	0	9
UST, Inc.	GSC	(0.720%	)	03/20/2018	0.598%		$1,000	(10)	0	(10)
Vivendi	DUB	(1.500%	)	06/20/2018	2.613%		100	8	0	8
Wyeth	CSFB	(0.570%	)	03/20/2011	0.507%		200	0	0	0
Xerox Corp.	MSC	(0.290%	)	03/20/2009	3.619%		200	1	0	1
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	10.143%		100	23	0	23
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	1.600%		700	33	0	33

								$3,117	$0	$3,117

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	HSBC	0.980%	09/20/2013	3.244%	$1,400	$(127)	$0	$(127)
Ford Motor Credit Co. LLC	CITI	7.500%	03/20/2009	15.942%	1,300	(20)	0	(20)
General Electric Capital Corp.	UBS	1.000%	06/20/2009	4.546%	1,100	(18)	0	(18)
GMAC LLC	CITI	8.650%	03/20/2009	9.740%	500	0	0	0
GMAC LLC	GSC	7.750%	03/20/2009	9.740%	300	(1)	0	(1)
JSC Gazprom	HSBC	1.500%	01/20/2009	12.733%	1,200	1	0	1
JSC Gazprom	MSC	1.910%	04/20/2009	12.816%	900	(25)	0	(25)
Russia Government International Bond	CSFB	0.450%	01/20/2009	9.637%	1,000	(3)	0	(3)
Russia Government International Bond	MSC	0.490%	02/20/2009	9.643%	5,700	(62)	0	(62)
SLM Corp.	CITI	4.300%	03/20/2009	11.543%	200	(3)	0	(3)
SLM Corp.	DUB	3.050%	03/20/2009	11.543%	500	(9)	0	(9)
SLM Corp.	GSC	3.300%	03/20/2009	11.543%	300	(5)	0	(5)
SLM Corp.	GSC	3.700%	03/20/2009	11.543%	200	(3)	0	(3)
Spain Government Bond	BCLY	0.260%	03/20/2013	0.936%	5,100	(138)	0	(138)
Spain Government Bond	GSC	0.270%	03/20/2013	0.936%	2,100	(56)	0	(56)
Spain Government Bond	GSC	0.435%	03/20/2013	0.936%	1,700	(34)	0	(34)
Spain Government Bond	HSBC	0.465%	03/20/2013	0.936%	2,100	(39)	0	(39)
Spain Government Bond	MSC	0.470%	03/20/2013	0.936%	1,700	(31)	0	(31)
Ukraine Government International Bond	HSBC	0.700%	04/20/2009	36.442%	400	(40)	0	(40)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	400	(40)	0	(40)

						$(653)	$0	$(653)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017	$11,517	$761	$34	$727
CDX.IG-8 10-Year Index	MLP	(0.600%	)	06/20/2017	878	59	22	37
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	3,123	159	13	146
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017	1,854	94	69	25
CDX.IG-10 5-Year Index	BCLY	(1.550%	)	06/20/2013	4,587	103	(36)	139
CDX.IG-10 5-Year Index	DUB	(1.550%	)	06/20/2013	586	13	8	5
CDX.IG-10 5-Year Index	GSC	(1.550%	)	06/20/2013	586	13	(5)	18
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	2,440	2	(82)	84
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018	488	0	(7)	7
CDX.IG-11 5-Year Index	GSC	(1.500%	)	12/20/2013	10,900	212	217	(5)
CDX.IG-11 5-Year Index	MLP	(1.500%	)	12/20/2013	500	10	11	(1)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-11 5-Year Index	MSC	(1.500%	)	12/20/2013		$400	$8	$9	$(1)
iTraxx Europe 9 Index	DUB	(1.750%	)	06/20/2018	EUR	8,000	(193)	(768)	575
iTraxx Europe HVol 6 Index	BNP	(0.850%	)	12/20/2016		200	37	(1)	38
iTraxx Europe HVol 6 Index	DUB	(0.850%	)	12/20/2016		1,200	220	(8)	228
iTraxx Europe HVol 6 Index	HSBC	(0.850%	)	12/20/2016		100	18	(1)	19
iTraxx Europe HVol 6 Index	JPM	(0.850%	)	12/20/2016		700	129	(4)	133
iTraxx Europe Senior Financials 9 Index	BCLY	(1.750%	)	06/20/2018		2,100	(136)	(165)	29
iTraxx Europe Sub Financials 8 Index	DUB	(0.700%	)	12/20/2012		2,200	136	4	132

							$1,645	$(690)	$2,335

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$500	$(335)	$(150)	$(185)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	500	(250)	(153)	(97)

					$(585)	$(303)	$(282)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromisingthe referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$24	$1	$23
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	14	0	14
Pay	1-Month EUR-FRCPXTOB Index	1.940%	04/10/2012	RBS		600	13	0	13
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	CITI	AUD	10,050	301	(16)	317
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS		10,050	301	(16)	317
Pay	3-Month AUD Bank Bill	7.750%	06/15/2010	DUB		8,500	263	(7)	270
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	BSN	CAD	600	(44)	(11)	(33)
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	RBC		800	(59)	(15)	(44)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	BOA		3,300	(341)	(34)	(307)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	RBC		4,200	(433)	(62)	(371)
Pay	3-Month CAD Bank Bill	5.750%	12/19/2028	RBC		3,600	188	(4)	192
Receive	3-Month CAD Bank Bill	4.500%	09/20/2037	MLP		2,200	(398)	(2)	(396)
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	BCLY	SEK	1,000	10	(1)	11
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	GSC		2,000	19	(2)	21
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		$12,200	549	427	122
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	MLP		9,600	839	121	718
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	RBS		15,200	1,329	(104)	1,433
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		9,300	(2,024)	(82)	(1,942)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		3,000	(357)	57	(414)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		2,900	(345)	3	(348)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		29,100	(3,463)	(2,879)	(584)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		32,000	(3,807)	(376)	(3,431)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		3,400	(931)	34	(965)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	JPM		5,700	(1,561)	57	(1,618)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	RBS		4,200	(1,150)	34	(1,184)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		1,600	(224)	(194)	(30)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		2,900	(406)	(351)	(55)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB	AUD	1,000	$18	$0	$18
Pay	6-Month AUD Bank Bill	7.250%	06/16/2011	UBS		8,500	487	(35)	522
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	DUB		3,900	169	(35)	204
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	HSBC		3,100	133	(27)	160
Pay	6-Month AUD Bank Bill	7.000%	06/15/2014	DUB		3,600	298	93	205
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC	EUR	6,100	131	12	119
Pay	6-Month EUR-LIBOR	3.500%	09/17/2010	CITI		11,600	88	(41)	129
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	RBS		200	9	(1)	10
Pay	6-Month EUR-LIBOR	3.000%	09/16/2011	JPM		10,400	19	(1)	20
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	DUB		9,200	445	59	386
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	GSC		5,000	241	(14)	255
Pay	6-Month EUR-LIBOR	4.450%	03/18/2014	GSC		3,000	231	1	230
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	CITI		17,200	1,375	6	1,369
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC		4,600	368	(35)	403
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	HSBC		1,300	104	(19)	123
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	JPM		2,500	200	(24)	224
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	MSC		3,800	304	(74)	378
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	DUB		9,200	537	266	271
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	GSC		1,700	149	(29)	178
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	MSC		1,500	159	(105)	264
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	RBS		500	53	(36)	89
Pay	6-Month EUR-LIBOR	5.000%	06/18/2034	JPM		1,800	332	(16)	348
Receive	6-Month EUR-LIBOR	4.750%	09/17/2038	MSC		4,000	(1,169)	(217)	(952)
Receive	6-Month EUR-LIBOR	5.000%	09/17/2038	MSC		400	(143)	(19)	(124)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	BNP		600	(218)	(7)	(211)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	GSC		2,300	(838)	(161)	(677)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	JPM		1,000	(364)	(61)	(303)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	RBS		2,800	(1,019)	(117)	(902)
Pay	6-Month GBP-LIBOR	4.250%	03/18/2014	CITI	GBP	2,600	193	131	62
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC		5,900	724	(21)	745
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		8,000	982	21	961
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	MSC		5,400	662	(24)	686
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	CSFB		2,400	338	(3)	341
Receive	6-Month GBP-LIBOR	4.500%	09/15/2017	BCLY		400	(5)	4	(9)
Receive	6-Month GBP-LIBOR	5.500%	09/17/2018	DUB		100	(23)	0	(23)
Receive	6-Month GBP-LIBOR	5.500%	09/17/2018	HSBC		500	(120)	15	(135)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	BNP		700	(88)	7	(95)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	HSBC		300	(38)	(1)	(37)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	GSC		900	(284)	(28)	(256)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	HSBC		100	(32)	(8)	(24)
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	RBS	JPY	2,770,000	822	481	341
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	UBS		150,000	45	28	17
Receive	6-Month JPY-LIBOR	1.500%	06/17/2018	UBS		880,000	(230)	(115)	(115)
Receive	6-Month JPY-LIBOR	2.250%	06/20/2036	MSC		430,000	(574)	(23)	(551)
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	BNP		$4,700	47	1	46

							$(7,175)	$(3,594)	$(3,581)

(i)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$173.000	02/20/2009	9	$0	$0
Put - CBOT U.S. Treasury 10-Year Note February Futures	90.000	02/20/2009	57	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	80.000	02/20/2009	57	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	86.000	02/20/2009	9	0	0

				$2	$2

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$2,400	$26	$80
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,400	15	47
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	15,000	176	740
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,400	24	80
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	7,100	68	262
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,500	28	83
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	4,700	50	192

							$387	$1,484

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 4.500% due 02/01/2039	$65.000	02/05/2009	$1,000	$0	$0
Put - OTC Fannie Mae 5.000% due 01/01/2039	35.000	01/06/2009	2,000	0	0
Put - OTC Fannie Mae 5.000% due 02/01/2039	62.000	02/05/2009	21,400	3	0
Put - OTC Fannie Mae 5.500% due 02/01/2039	66.125	02/05/2009	2,000	0	0
Put - OTC Fannie Mae 6.000% due 01/01/2039	68.000	02/05/2009	7,000	1	0
Put - OTC Fannie Mae 6.500% due 01/01/2039	50.000	01/06/2009	3,000	0	0
Put - OTC Freddie Mac 5.500% due 02/01/2039	66.125	02/05/2009	15,500	2	0
Put - OTC Ginnie Mae 6.000% due 01/01/2039	40.000	01/14/2009	7,000	1	0
Put - OTC Ginnie Mae 6.000% due 02/01/2039	85.000	02/12/2009	27,000	3	0
Put - OTC Ginnie Mae 6.500% due 02/01/2039	90.000	02/12/2009	2,000	0	0

				$10	$0

(j)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar June Futures	$97.250	06/15/2009	162	$105	$10
Put - CME 90-Day Eurodollar March Futures	97.250	03/16/2009	232	71	5
Put - CME 90-Day Eurodollar March Futures	97.500	03/16/2009	325	134	11
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	34	5	5

				$315	$31

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Receive	5.290%	06/10/2009	EUR	3,500	$47	$232
Put - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Pay	5.290%	06/10/2009		3,500	47	0
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.250%	02/02/2009		$300	4	36
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	15	21
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009		400	10	35
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	16	62
Call - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	4.650%	01/23/2009		2,700	40	1,031
Put - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.650%	01/23/2009		2,700	43	0
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	62
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	19	22
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009		4,900	165	760
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		800	26	99
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	14	22
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009		3,100	69	278
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	61
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009		1,600	49	212

								$598	$2,933

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Put - OTC Fannie Mae 6.000% due 02/01/2039	$99.844	01/28/2009	$2,000	$20	$0

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium

Balance at 12/31/2007	44	$33,300	AUD	0	EUR	4,200	GBP	0	$574
Sales	2,936	95,600		4,400		16,074		1,774	2,759
Closing Buys	(989)	(101,700)		(4,400)		(8,274)		(1,774)	(1,710)
Expirations	(1,238)	(1,200)		0		(5,000)		0	(690)
Exercised	0	0		0		0		0	0

Balance at 12/31/2008	753	$26,000	AUD	0	EUR	7,000	GBP	0	$933

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(k)	Restricted securities as of December 31, 2008:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bear Stearns Cos. LLC	3.849%	10/02/2009	06/06/2008	$291	$237	0.08%

(l)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (1)
U.S. Treasury Bonds	5.000%	05/15/2037	$900	$1,175	$1,225

(1)	Market value includes $7 of interest payable on short sales.

(m)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	HSBC	3,916	04/2009	$0	$(25)	$(25)
Sell		HSBC	3,916	04/2009	5	0	5
Sell	AUD	BCLY	485	01/2009	0	(37)	(37)
Sell		CITI	5,079	01/2009	0	(245)	(245)
Sell		CSFB	93	01/2009	0	(4)	(4)
Buy		GSC	998	01/2009	50	0	50
Sell		JPM	134	01/2009	0	(4)	(4)
Buy		RBS	455	01/2009	28	0	28
Sell	BRL	RBC	1,920	06/2009	225	0	225
Buy	CAD	RBC	3,738	01/2009	7	0	7
Buy	CLP	HSBC	10,300	05/2009	0	0	0
Buy		JPM	6,033	05/2009	0	(3)	(3)
Buy	CNY	BCLY	17,994	05/2009	2	(77)	(75)
Sell		BCLY	18,733	05/2009	3	(8)	(5)
Buy		CITI	13,310	05/2009	0	(113)	(113)
Sell		DUB	12,274	05/2009	0	(14)	(14)
Buy		HSBC	3,059	05/2009	0	(19)	(19)
Sell		HSBC	10,504	05/2009	12	0	12
Buy		JPM	15,770	05/2009	0	(124)	(124)
Sell		JPM	8,242	05/2009	0	(13)	(13)
Buy		MSC	2,632	05/2009	0	(21)	(21)
Sell		UBS	3,012	05/2009	0	(4)	(4)
Buy		BCLY	2,887	07/2009	0	(33)	(33)
Sell		BCLY	4,636	07/2009	0	(3)	(3)
Buy		DUB	6,540	07/2009	0	(72)	(72)
Buy		HSBC	1,671	07/2009	0	(18)	(18)
Buy		JPM	2,617	07/2009	0	(29)	(29)
Sell		JPM	9,078	07/2009	0	(11)	(11)
Buy		BCLY	552	09/2009	0	(1)	(1)
Buy		CITI	555	09/2009	0	0	0
Buy		DUB	2,633	09/2009	0	(1)	(1)
Sell		DUB	5,333	09/2009	0	(12)	(12)
Buy		HSBC	1,109	09/2009	0	(1)	(1)
Buy		JPM	483	09/2009	0	(1)	(1)
Buy		BCLY	2,548	05/2010	0	(53)	(53)
Sell		BCLY	5,414	05/2010	0	(12)	(12)
Buy		MLP	2,866	05/2010	0	(58)	(58)
Buy	DKK	MSC	13,098	02/2009	188	0	188
Sell	EUR	BCLY	3,829	01/2009	0	(471)	(471)
Buy		BNP	4,415	01/2009	515	(3)	512
Sell		BNP	518	01/2009	0	(64)	(64)
Sell		BOA	1,669	01/2009	0	(167)	(167)
Buy		CITI	464	01/2009	0	(4)	(4)
Sell		CITI	1,165	01/2009	0	(114)	(114)
Buy		CSFB	142	01/2009	9	0	9
Sell		CSFB	156	01/2009	0	(19)	(19)
Buy		DUB	78	01/2009	4	0	4
Sell		DUB	1,156	01/2009	0	(138)	(138)
Sell		GSC	247	01/2009	0	(26)	(26)
Sell		HSBC	300	01/2009	0	(37)	(37)
Buy		JPM	199	01/2009	0	(1)	(1)
Sell		JPM	576	01/2009	0	(73)	(73)
Buy		MSC	6,097	01/2009	233	(9)	224
Sell		MSC	98	01/2009	0	(11)	(11)

See Accompanying Notes	Annual Report	December 31, 2008	19

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	RBS	44,883	01/2009	$5,503	$(5)	$5,498
Sell		RBS	932	01/2009	0	(106)	(106)
Sell		UBS	320	01/2009	0	(41)	(41)
Buy	GBP	BCLY	2,020	01/2009	0	(96)	(96)
Sell		BCLY	191	01/2009	18	0	18
Buy		BNP	279	01/2009	0	(21)	(21)
Sell		BNP	1,721	01/2009	167	0	167
Buy		CITI	2,281	01/2009	0	(114)	(114)
Sell		CSFB	463	01/2009	38	0	38
Buy		DUB	1,696	01/2009	0	(149)	(149)
Sell		DUB	133	01/2009	12	0	12
Sell		JPM	186	01/2009	10	0	10
Buy		MSC	385	01/2009	0	(20)	(20)
Sell		MSC	794	01/2009	57	0	57
Buy		RBS	1,644	01/2009	0	(78)	(78)
Buy		UBS	2,303	01/2009	0	(116)	(116)
Sell		UBS	160	01/2009	15	0	15
Buy	INR	BCLY	650	04/2009	0	0	0
Buy	JPY	BCLY	1,858,327	01/2009	997	0	997
Sell		BCLY	61,911	01/2009	0	(30)	(30)
Buy		BNP	1,606,547	01/2009	1,024	0	1,024
Sell		BNP	13,587	01/2009	0	(8)	(8)
Sell		BOA	118,296	01/2009	0	(75)	(75)
Buy		CITI	1,968,095	01/2009	934	(1)	933
Sell		CITI	76,345	01/2009	0	(48)	(48)
Sell		CSFB	317,504	01/2009	4	(132)	(128)
Buy		DUB	44,844	01/2009	3	0	3
Sell		DUB	97,373	01/2009	14	(6)	8
Buy		HSBC	60,768	01/2009	13	0	13
Sell		HSBC	120,169	01/2009	6	(31)	(25)
Buy		JPM	11,000	01/2009	0	(1)	(1)
Sell		MLP	85,972	01/2009	0	(30)	(30)
Buy		MSC	8,807	01/2009	0	0	0
Sell		MSC	34,368	01/2009	2	0	2
Buy		RBS	10,462	01/2009	0	0	0
Sell		RBS	105,455	01/2009	0	(48)	(48)
Buy		UBS	3,665,720	01/2009	1,978	0	1,978
Sell	KRW	BCLY	31,564	02/2009	5	0	5
Buy		MLP	19,639	02/2009	0	(4)	(4)
Buy	MXN	CITI	140	05/2009	0	(3)	(3)
Buy	MYR	BCLY	403	02/2009	2	0	2
Sell		CITI	1,514	02/2009	0	(17)	(17)
Buy		DUB	1,030	02/2009	2	0	2
Sell		DUB	535	02/2009	0	(7)	(7)
Buy		JPM	458	02/2009	2	0	2
Sell		JPM	612	02/2009	0	(7)	(7)
Buy		BCLY	455	04/2009	1	0	1
Buy		BOA	385	04/2009	1	0	1
Buy		CITI	774	04/2009	3	0	3
Buy		HSBC	423	04/2009	2	0	2
Sell		JPM	1,205	04/2009	0	(8)	(8)
Buy	PHP	BCLY	9,700	02/2009	0	(13)	(13)
Sell		BCLY	47,819	02/2009	0	(70)	(70)
Buy		DUB	4,700	02/2009	0	(8)	(8)
Sell		DUB	15,015	02/2009	0	(3)	(3)
Buy		HSBC	11,640	02/2009	0	(16)	(16)
Buy		JPM	16,375	02/2009	0	(18)	(18)
Buy		MLP	3,700	02/2009	0	(6)	(6)
Buy		MSC	13,000	02/2009	0	(18)	(18)
Buy		RBS	3,600	02/2009	0	(6)	(6)
Buy		LEH	2,500	12/2010	0	(3)	(3)
Sell		LEH	2,500	12/2010	0	(1)	(1)
Sell	PLN	DUB	1,610	05/2009	31	0	31
Buy		HSBC	1,692	05/2009	0	(185)	(185)
Sell		JPM	83	05/2009	1	0	1
Sell	RUB	BCLY	27,679	05/2009	21	0	21
Buy		HSBC	31,529	05/2009	0	(377)	(377)
Sell		HSBC	1,643	05/2009	4	0	4
Sell		JPM	2,207	05/2009	15	0	15
Buy	SAR	JPM	3,284	04/2009	0	(15)	(15)
Sell		JPM	3,284	04/2009	0	(1)	(1)
Buy	SEK	MSC	12,402	02/2009	48	0	48
Buy	SGD	CITI	58	04/2009	1	0	1
Sell		CITI	906	04/2009	0	(31)	(31)

20	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	DUB	59	04/2009	$1	$0	$1
Buy		HSBC	59	04/2009	1	0	1
Buy		RBS	646	04/2009	4	0	4
Buy		UBS	74	04/2009	1	0	1
Buy	TWD	BCLY	3,321	02/2009	0	(7)	(7)
Buy		DUB	1,400	02/2009	0	(3)	(3)
Sell		HSBC	9,645	02/2009	13	0	13
Buy		MLP	2,300	02/2009	0	(5)	(5)
Buy		MSC	1,500	02/2009	0	(3)	(3)
Buy		UBS	700	02/2009	0	(2)	(2)
Buy	ZAR	BCLY	97	05/2009	1	0	1

					$12,236	$(4,146)	$8,090

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$486,879	$1,704	$488,583
Short Sales, at value	0	(1,225)	0	(1,225)
Other Financial Instruments ++	6,582	5,967	95	12,644

Total	$6,582	$491,621	$1,799	$500,002

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$2,104	$12	$(9)	$(403)	$0	$1,704
Other Financial Instruments ++	(41)	0	0	0	136	0	95

Total	$(41)	$2,104	$12	$(9)	$(267)	$0	$1,799

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	21

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative,

(iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(p), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

22	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and

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Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values

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Notes to Financial Statements (Cont.)

serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing

Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(t) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to

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Notes to Financial Statements (Cont.)

counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various

28	PIMCO Variable Insurance Trust

December 31, 2008

portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,811,575	$1,822,104	$1,347,779	$1,182,132

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	139	$1,786	15	$180
Administrative Class	18,856	247,900	8,356	102,579
Advisor Class	314	3,931	0	1
Issued as reinvestment of distributions
Institutional Class	2	29	1	7
Administrative Class	826	10,453	593	7,286
Advisor Class	3	43	0	0
Cost of shares redeemed
Institutional Class	(36)	(462)	(2)	(18)
Administrative Class	(14,572)	(183,804)	(4,527)	(55,650)
Advisor Class	(21)	(242)	0	0
Net increase resulting from Portfolio share transactions	5,511	$79,634	4,436	$54,385

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	6	96	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These

Annual Report	December 31, 2008	29

Notes to Financial Statements (Cont.)

lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$49,547	$1,074	$(36,583)	$(18,399)	$0	$(4,486)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$514,316	$22,181	$(47,914)	$(25,733)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

30	PIMCO Variable Insurance Trust

December 31, 2008

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$10,525	$0	$0
12/31/2007	7,046	247	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	32

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	33

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Global Bond Portfolio (Unhedged)	0.54%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	37

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

38	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	39

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio

(Unhedged)

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Privacy Policy	35
Management of the Trust	36
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

United States	53.6%
Japan	17.9%
Short-Term Instruments	7.6%
Germany	5.3%
United Kingdom	4.0%
Other	11.6%
‡	% of Total Investments as of 12/31/08

Cumulative Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (10/31/06)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	-0.94%	4.01%
JPMorgan GBI Global FX NY Index Unhedged in USD±	12.74%	11.14%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$951.25	$1,019.51
Expenses Paid During Periodà	$5.49	$5.69

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

»	A curve-steepening bias in the U.S., Europe and the U.K. during the second half of the year benefited performance as the yield curves in these regions steepened.

»	An underweight to the British pound and the euro during the second and third quarters benefited performance as these currencies depreciated relative to the U.S. dollar.

»	Holdings of corporate bonds, especially those of select financial companies, detracted from performance as spreads on these bonds widened during the period.

»	Exposure to short dated interest rate swaps, especially in Europe, detracted from performance as swap spreads widened versus European government bonds.

»	A position in Japanese inflation linked bonds detracted from returns as they underperformed nominal Japanese government bonds.

»	Exposure to asset-backed securities and non-agency mortgage-backed securities detracted from performance as prices on these securities were marked down.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	10/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$12.78	$12.06	$12.09
Net investment income (a)	0.49	0.40	0.07
Net realized/unrealized gain (loss) on investments	(0.60)	0.74	(0.04)
Total income (loss) from investment operations	(0.11)	1.14	0.03
Dividends from net investment income	(0.42)	(0.39)	(0.06)
Distributions from net realized capital gains	0.00	(0.03)	0.00
Total distributions	(0.42)	(0.42)	(0.06)
Net asset value end of year or period	$12.25	$12.78	$12.06
Total return	(0.94)%	9.61%	0.28%
Net assets end of year or period (000s)	$3,645	$11	$10
Ratio of expenses to average net assets	1.12%	1.00%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%*
Ratio of net investment income to average net assets	4.01%	3.25%	3.08%*
Portfolio turnover rate	661%	560%	224%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$471,037
Repurchase agreements, at value	17,546
Cash	3,573
Deposits with counterparty	3,621
Foreign currency, at value	1,356
Receivable for investments sold	73,780
Receivable for investments sold on a delayed-delivery basis	25,810
Receivable for Portfolio shares sold	376
Interest and dividends receivable	3,596
Variation margin receivable	25
Swap premiums paid	2,666
Unrealized appreciation on foreign currency contracts	12,236
Unrealized appreciation on swap agreements	18,222
633,844

Liabilities:
Payable for investments purchased	$148,091
Payable for investments purchased on a delayed-delivery basis	137,652
Payable for Portfolio shares redeemed	8,959
Payable for short sales	1,225
Written options outstanding	2,964
Accrued investment advisory fee	64
Accrued administrative fee	129
Accrued distribution fee	1
Accrued servicing fee	38
Variation margin payable	458
Swap premiums received	7,253
Unrealized depreciation on foreign currency contracts	4,146
Unrealized depreciation on swap agreements	17,286
Other liabilities	7,061
335,327

Net Assets	$298,517

Net Assets Consist of:
Paid in capital	$307,364
Undistributed net investment income	9,378
Accumulated undistributed net realized (loss)	(4,495)
Net unrealized (depreciation)	(13,730)
$298,517

Net Assets:
Institutional Class	$1,507
Administrative Class	293,365
Advisor Class	3,645

Shares Issued and Outstanding:
Institutional Class	123
Administrative Class	23,947
Advisor Class	297

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.25
Administrative Class	12.25
Advisor Class	12.25

Cost of Investments Owned	$488,120
Cost of Repurchase Agreements Owned	$17,546
Cost of Foreign Currency Held	$1,362
Proceeds Received on Short Sales	$1,175
Premiums Received on Written Options	$933

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$14,653
Dividends	37
Total Income	14,690

Expenses:
Investment advisory fees	783
Administrative fees	1,565
Servicing fees – Administrative Class	467
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	3
Interest expense	227
Total Expenses	3,048

Net Investment Income	11,642

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	7,808
Net realized gain on futures contracts, written options and swaps	2,222
Net realized (loss) on foreign currency transactions	(6,304)
Net change in unrealized (depreciation) on investments	(24,791)
Net change in unrealized appreciation on futures contracts, written options and swaps	680
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,800)
Net (Loss)	(23,185)

Net (Decrease) in Net Assets Resulting from Operations	$(11,543)

*Foreign tax withholdings	$19

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,642	$6,906
Net realized gain	3,726	356
Net change in unrealized appreciation (depreciation)	(26,911)	12,645
Net increase (decrease) resulting from operations	(11,543)	19,907

Distributions to Shareholders:
From net investment income
Institutional Class	(29)	(7)
Administrative Class	(10,453)	(6,777)
Advisor Class	(43)	0
From net realized capital gains
Administrative Class	0	(509)

Total Distributions	(10,525)	(7,293)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,786	180
Administrative Class	247,900	102,579
Advisor Class	3,931	1
Issued as reinvestment of distributions
Institutional Class	29	7
Administrative Class	10,453	7,286
Advisor Class	43	0
Cost of shares redeemed
Institutional Class	(462)	(18)
Administrative Class	(183,804)	(55,650)
Advisor Class	(242)	0
Net increase resulting from Portfolio share transactions	79,634	54,385

Total Increase in Net Assets	57,566	66,999

Net Assets:
Beginning of year	240,951	173,952
End of year*	$298,517	$240,951

*Including undistributed net investment income of:	$9,378	$527

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 3.2%

Medallion Trust
2.288% due 05/25/2035		$620	$555

National Australia Bank Ltd.
1.696% due 06/29/2016		600	485
2.204% due 09/11/2009		500	500

Puma Finance Ltd.
2.242% due 02/21/2038		587	533
4.600% due 08/22/2037	AUD	720	466
4.798% due 07/12/2036		212	142

Superannuation Members Home Loans Global Fund
2.548% due 11/09/2035		$5,337	4,752

Swan Trust
2.315% due 05/12/2037		704	629
4.975% due 05/12/2037	AUD	967	615

Torrens Trust
4.900% due 10/19/2038		1,164	745

Total Australia (Cost $11,009)			9,422

BERMUDA 0.2%

Merna Reinsurance Ltd.
2.109% due 07/07/2010		$700	630

Total Bermuda (Cost $696)			630

CANADA 4.4%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	1,600	1,317

Canada Government Bond
4.000% due 06/01/2016		2,600	2,344
9.000% due 06/01/2025		700	959

Canada Housing Trust No. 1
3.550% due 09/15/2013		1,600	1,372

Citigroup Finance Canada, Inc.
5.500% due 05/21/2013		200	145

Daimler Canada Finance, Inc.
4.850% due 03/30/2009		200	163

Province of Ontario Canada
4.700% due 06/02/2037		3,700	3,001
6.200% due 06/02/2031		500	478

Province of Quebec Canada
5.750% due 12/01/2036		1,500	1,358

Rogers Wireless, Inc.
7.250% due 12/15/2012		$200	196

Royal Bank of Canada
2.212% due 06/08/2010		700	682

Toronto-Dominion Bank
5.375% due 05/14/2015	EUR	700	938

Total Canada (Cost $12,784)			12,953

CAYMAN ISLANDS 0.7%

Mizuho Finance Cayman Ltd.
2.344% due 08/29/2049	JPY	100,000	1,098

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$400	383

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		400	279

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	272

Total Cayman Islands (Cost $2,083)			2,032

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FRANCE 2.9%

BNP Paribas Covered Bonds S.A.
4.750% due 05/28/2013	EUR	700	$1,001

Caisse Nationale des Caisses d’Epargne et de Prevoyance
6.117% due 10/29/2049	EUR	400	304

CM-CIC Covered Bonds
5.250% due 06/09/2010		300	427

France Government Bond
4.000% due 10/25/2038		100	147
4.750% due 04/25/2035		1,500	2,405
5.750% due 10/25/2032		1,200	2,126

Lafarge S.A.
6.500% due 07/15/2016		$2,000	1,351

Vivendi
5.750% due 04/04/2013		900	791
6.625% due 04/04/2018		100	81

Total France (Cost $9,014)			8,633

GERMANY 8.7%

Deutsche Bank AG
4.875% due 05/20/2013		$1,700	1,671

Driver One GmbH
2.942% due 10/21/2015	EUR	500	649

Republic of Germany
4.000% due 01/04/2037		400	596
4.250% due 07/04/2039		5,200	8,216
4.750% due 07/04/2028		300	474
4.750% due 07/04/2034		1,100	1,767
4.750% due 07/04/2040		400	686
5.500% due 01/04/2031		1,600	2,760
6.250% due 01/04/2024		600	1,093
6.250% due 01/04/2030		4,300	8,004

Total Germany (Cost $21,881)			25,916

IRELAND 0.7%

Cars Alliance Funding PLC
5.465% due 10/08/2023	EUR	500	617

Immeo Residential Finance PLC
3.489% due 12/15/2016		957	1,025

SC Germany Auto
3.174% due 08/11/2015		283	379

Total Ireland (Cost $2,511)			2,021

ITALY 0.5%

Locat Securitisation Vehicle SRL
3.536% due 12/12/2028	EUR	800	1,016

Siena Mortgages SpA
3.512% due 12/16/2038		177	229

Split SRL
5.061% due 10/25/2018		270	348

Total Italy (Cost $1,785)			1,593

JAPAN 29.3%

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	128

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	123,480	1,179
1.100% due 12/10/2016		1,437,180	13,782

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.200% due 06/10/2017	JPY	124,200	$1,190
1.200% due 12/10/2017		564,100	5,397
1.400% due 06/10/2018		1,399,270	13,480

Japan Government International Bond
0.900% due 12/20/2012		480,000	5,359
1.100% due 09/20/2012		2,260,000	25,431
2.300% due 05/20/2030		7,000	84
2.400% due 03/20/2034		130,000	1,604
2.500% due 09/20/2035		620,000	7,840
2.500% due 03/20/2036		10,000	126
2.500% due 06/20/2036		630,000	7,985
2.500% due 09/20/2037		200,000	2,547

Resona Bank Ltd.
5.850% due 09/29/2049		$100	57

Sumitomo Mitsui Banking Corp.
1.838% due 09/29/2049	JPY	100,000	1,092
5.625% due 07/29/2049		$100	74

Total Japan (Cost $75,675)			87,355

JERSEY, CHANNEL ISLANDS 0.0%

HSBC Capital Funding LP
9.547% due 12/29/2049		$100	79

Total Jersey, Channel Islands (Cost $106)			79

LUXEMBOURG 0.0%

Silver Arrow S.A.
3.090% due 08/15/2014	EUR	55	75

Total Luxembourg (Cost $85)			75

NETHERLANDS 1.9%

Dutch Mortgage-Backed Securities BV
5.557% due 10/02/2079	EUR	716	949

Netherlands Government Bond
4.000% due 01/15/2037		1,000	1,451

Rabobank Nederland NV
2.639% due 05/19/2010		$3,300	3,289

Siemens Financieringsmaatschappij NV
2.182% due 08/14/2009		100	100

Total Netherlands (Cost $5,462)			5,789

NEW ZEALAND 0.5%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	1,453

Total New Zealand (Cost $1,500)			1,453

NORWAY 0.4%

DnB NOR Bank ASA
4.889% due 10/13/2009		$300	300

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	995

Total Norway (Cost $1,377)			1,295

PORTUGAL 0.7%

Banco Espirito Santo S.A.
5.500% due 07/21/2010	EUR	1,400	1,997

Total Portugal (Cost $2,199)			1,997

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
RUSSIA 0.3%

Gaz Capital S.A.
7.343% due 04/11/2013		$300	$244
8.146% due 04/11/2018		300	213

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013		602	521

Total Russia (Cost $1,200)			978

SOUTH KOREA 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	500	592

Total South Korea (Cost $770)			592

SPAIN 1.2%

Bancaja Fondo de Titulizacion de Activos
5.031% due 10/25/2037	EUR	152	$158

Bankinter S.A.
5.000% due 05/14/2010		1,900	2,671

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	382

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009		400	395

Total Spain (Cost $4,174)			3,606

SWITZERLAND 0.7%

UBS AG
5.750% due 04/25/2018		$1,900	1,728
5.875% due 12/20/2017		500	460

Total Switzerland (Cost $2,388)			2,188

UNITED KINGDOM 6.6%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	2,100	2,957

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	972
7.700% due 04/29/2049		2,400	1,590
8.250% due 02/28/2049	GBP	300	360

HBOS PLC
5.920% due 09/29/2049		$1,200	455
6.750% due 05/21/2018		800	705

HSBC Holdings PLC
6.500% due 05/02/2036		1,200	1,222

Permanent Financing PLC
3.618% due 09/10/2032	EUR	600	764

Punch Taverns Finance PLC
7.030% due 10/15/2032	GBP	100	37

Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$800	683

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		200	190

TI Group PLC
7.875% due 07/12/2010	GBP	1,000	1,507

United Kingdom Gilt
4.250% due 06/07/2032		2,800	4,236
4.250% due 03/07/2036		1,400	2,171
4.750% due 12/07/2038		1,000	1,710

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

XL Capital Finance Europe PLC
6.500% due 01/15/2012	$100	$63

Total United Kingdom (Cost $22,438)		19,622

UNITED STATES 87.7%

ASSET-BACKED SECURITIES 9.2%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030	469	426

Accredited Mortgage Loan Trust
0.511% due 09/25/2036	42	41
0.521% due 02/25/2037	331	292

Amortizing Residential Collateral Trust
0.761% due 07/25/2032	1	1
1.171% due 10/25/2031	2	2

Asset-Backed Funding Certificates
0.531% due 01/25/2037	272	235

Asset-Backed Securities Corp. Home Equity
0.521% due 12/25/2036	225	207

BA Credit Card Trust
1.205% due 02/15/2013	200	182
1.775% due 04/15/2013	1,800	1,637
2.395% due 12/16/2013	1,100	979

Bank One Issuance Trust
1.315% due 05/15/2014	1,600	1,373

Capital Auto Receivables Asset Trust
1.295% due 01/15/2010	13	13
1.895% due 09/15/2010	658	647
2.645% due 10/15/2012	800	714

Carrington Mortgage Loan Trust
0.521% due 12/25/2036	371	340

Chase Issuance Trust
1.185% due 07/15/2011	800	786
1.215% due 11/15/2011	750	723
1.845% due 11/15/2011	3,100	2,969
2.095% due 05/16/2011	800	788

Citibank Omni Master Trust
0.561% due 03/20/2013	800	793

Countrywide Asset-Backed Certificates
0.501% due 01/25/2046	19	19
0.521% due 05/25/2037	611	569

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	340	295

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032	1	0

Daimler Chrysler Auto Trust
5.020% due 07/08/2010	196	195

First Franklin Mortgage Loan Asset-Backed Certificates
0.511% due 01/25/2038	311	288

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	1,671	1,631
2.095% due 01/15/2011	1,400	1,359
2.615% due 06/15/2012	1,100	999
5.260% due 10/15/2010	514	510

Franklin Auto Trust
1.508% due 10/20/2011	655	631

Fremont Home Loan Trust
0.521% due 10/25/2036	244	221

GSAMP Trust
0.571% due 01/25/2047	320	295
0.761% due 03/25/2034	14	14

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Home Equity Mortgage Trust
5.500% due 01/25/2037	$221	$52

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	310	275

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	217	203

JPMorgan Mortgage Acquisition Corp.
0.521% due 10/25/2036	340	303

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	101	95

Morgan Stanley ABS Capital I
0.511% due 07/25/2036	17	17

Nelnet Student Loan Trust
1.476% due 12/27/2016	1,338	1,281
4.065% due 04/27/2015	753	737

SACO I, Inc.
0.531% due 05/25/2036	37	25
0.671% due 04/25/2035	9	4

Sears Credit Account Master Trust
1.415% due 04/16/2013	800	787

Securitized Asset-Backed Receivables LLC Trust
0.521% due 12/25/2036	322	283

SLC Student Loan Trust
2.446% due 06/15/2017	800	717

SLM Student Loan Trust
2.196% due 12/17/2018	196	178
3.535% due 10/25/2016	311	304
4.035% due 10/25/2017	1,600	1,447

Structured Asset Securities Corp.
0.871% due 05/25/2034	10	8
4.900% due 04/25/2035	42	21

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034	6	6

Washington Mutual Asset-Backed Certificates
0.531% due 10/25/2036	405	351

Wells Fargo Home Equity Trust
0.701% due 10/25/2035	115	106

		27,374

BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
6.000% due 08/03/2012	2,172	1,142

CORPORATE BONDS & NOTES 31.8%

Allstate Life Global Funding II
2.822% due 05/21/2010	2,100	1,877

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	700	690

American Express Bank FSB
0.601% due 05/29/2012	200	165
5.500% due 04/16/2013	1,400	1,327

American Express Centurion Bank
1.275% due 07/13/2010	1,000	907

American Express Co.
7.000% due 03/19/2018	1,500	1,519

American Express Credit Corp.
1.871% due 05/27/2010	500	462
1.961% due 03/02/2009	400	394
2.081% due 12/02/2010	200	177
5.875% due 05/02/2013	500	480

American General Finance Corp.
6.900% due 12/15/2017	100	43

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

American International Group, Inc.
4.875% due 03/15/2067	EUR	1,000	$375
6.250% due 03/15/2037		$100	37
8.000% due 05/22/2038	EUR	1,700	780
8.175% due 05/15/2058		$1,800	701
8.250% due 08/15/2018		1,000	733

Amgen, Inc.
6.150% due 06/01/2018		2,000	2,125

AutoZone, Inc.
5.875% due 10/15/2012		100	89

Bank of America Corp.
2.826% due 11/06/2009		400	392
4.625% due 02/07/2017	EUR	500	554
5.650% due 05/01/2018		$100	101
8.000% due 12/29/2049		1,100	792
8.125% due 12/29/2049		2,400	1,798

Bank of America N.A.
2.047% due 06/23/2010		1,300	1,269
2.835% due 05/12/2010		1,000	980

Bear Stearns Cos. LLC
2.356% due 05/18/2010		1,000	967
3.849% due 10/02/2009 (k)	CAD	300	237
6.400% due 10/02/2017		$1,000	1,041
6.950% due 08/10/2012		1,200	1,247
7.250% due 02/01/2018		1,300	1,427

BellSouth Corp.
5.200% due 09/15/2014		200	195

Block Financial LLC
7.875% due 01/15/2013		2,000	1,893

Boston Scientific Corp.
6.400% due 06/15/2016		200	172

Caterpillar Financial Services Corp.
1.991% due 06/25/2010		1,700	1,653
2.216% due 06/24/2011		1,900	1,700

Charter One Bank N.A.
3.585% due 04/24/2009		1,000	986

CIT Group, Inc.
2.302% due 06/08/2009		500	488

Citigroup Capital XXI
8.300% due 12/21/2057		800	618

Citigroup Funding, Inc.
3.556% due 05/07/2010		2,500	2,371

Citigroup, Inc.
5.500% due 04/11/2013		2,000	1,949
6.125% due 11/21/2017		800	810
6.125% due 05/15/2018		2,900	2,937
8.400% due 04/29/2049		800	529

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	812

CMS Energy Corp.
5.702% due 01/15/2013		200	147

CNA Financial Corp.
6.000% due 08/15/2011		200	166

ConocoPhillips Australia Funding Co.
4.420% due 04/09/2009		380	380

CSX Corp.
6.300% due 03/15/2012		200	194

CVS Caremark Corp.
5.750% due 08/15/2011		200	201

Daimler Finance North America LLC
2.346% due 03/13/2009		600	600
5.750% due 05/18/2009		200	194

Darden Restaurants, Inc.
6.200% due 10/15/2017		1,000	743

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

DR Horton, Inc.
6.000% due 04/15/2011		$200	$173

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	261

Erac USA Finance Co.
5.800% due 10/15/2012		800	670

FPL Group Capital, Inc.
2.751% due 06/17/2011		600	545

GATX Financial Corp.
5.500% due 02/15/2012		1,000	891

General Electric Capital Corp.
2.096% due 06/15/2009		200	196
3.053% due 05/22/2013		800	674
4.800% due 05/01/2013		700	689

GMAC LLC
3.399% due 05/15/2009		500	478

Goldman Sachs Group, Inc.
0.554% due 12/23/2009		600	569
5.375% due 02/15/2013	EUR	200	253
5.950% due 01/18/2018		$500	475
6.150% due 04/01/2018		700	674
7.250% due 04/10/2028	GBP	500	695

HJ Heinz Finance Co.
6.000% due 03/15/2012		$100	101

HSBC Finance Corp.
1.668% due 06/19/2009		400	389

International Lease Finance Corp.
5.350% due 03/01/2012		200	139
5.400% due 02/15/2012		200	140

iStar Financial, Inc.
5.150% due 03/01/2012		200	63

JCPenney Corp., Inc.
8.000% due 03/01/2010		200	194

JPMorgan Chase & Co.
1.591% due 06/25/2012		1,600	1,445
5.058% due 02/22/2021	CAD	200	146
6.000% due 01/15/2018		$1,800	1,903

JPMorgan Chase Capital XX
6.550% due 09/29/2036		400	339

JPMorgan Chase Capital XXII
6.450% due 02/02/2037		100	82

Kraft Foods, Inc.
6.250% due 06/01/2012		200	207

Lehman Brothers Holdings, Inc.
2.907% due 11/16/2009 (a)		900	86
5.625% due 01/24/2013 (a)		1,000	100
6.875% due 05/02/2018 (a)		800	80

Ltd. Brands, Inc.
6.900% due 07/15/2017		1,000	608

Mandalay Resort Group
6.500% due 07/31/2009		400	390

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	1,776

Masco Corp.
6.125% due 10/03/2016		200	138

Merck & Co., Inc.
4.750% due 03/01/2015		200	198

Merrill Lynch & Co., Inc.
1.598% due 03/23/2010		500	471
2.222% due 08/14/2009		200	194
4.485% due 05/12/2010		2,800	2,699
6.875% due 04/25/2018		1,500	1,572

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Metropolitan Life Global Funding I
2.246% due 03/15/2012		$900	$711
5.125% due 04/10/2013		1,300	1,213

Mohawk Industries, Inc.
6.125% due 01/15/2016		1,000	759

Morgan Stanley
4.232% due 05/14/2010		1,100	1,024
4.570% due 01/09/2012		1,200	948
4.952% due 10/18/2016		200	138
5.232% due 10/15/2015		1,000	686
6.000% due 04/28/2015		1,700	1,469
6.625% due 04/01/2018		1,600	1,406

Nabors Industries, Inc.
6.150% due 02/15/2018		4,100	3,533

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	366

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		200	191

NGPL PipeCo. LLC
7.119% due 12/15/2017		500	451

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	939

Oracle Corp.
2.192% due 05/14/2010		1,000	968

Pricoa Global Funding I
1.596% due 06/26/2012		900	654
3.010% due 06/04/2010		2,900	2,561

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	750

Rabobank Capital Funding Trust
5.254% due 12/29/2049		400	220

Ryder System, Inc.
5.850% due 11/01/2016		200	154

Sara Lee Corp.
6.250% due 09/15/2011		200	198

Sealed Air Corp.
5.625% due 07/15/2013		1,000	827

Sprint Nextel Corp.
6.000% due 12/01/2016		200	141

State Street Capital Trust IV
2.996% due 06/15/2037		500	221

Target Corp.
7.000% due 01/15/2038		600	558

Time Warner, Inc.
2.405% due 11/13/2009		400	385
5.500% due 11/15/2011		200	188

UnitedHealth Group, Inc.
1.705% due 06/21/2010		1,000	901

UST, Inc.
5.750% due 03/01/2018		1,000	822

Verizon Communications, Inc.
4.350% due 02/15/2013		1,000	968

Wachovia Bank N.A.
1.538% due 03/23/2009		500	497

Wachovia Corp.
4.882% due 10/15/2011		800	717
5.500% due 05/01/2013		1,600	1,584

Wells Fargo & Co.
4.375% due 01/31/2013		400	392

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,301

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Wyeth
6.950% due 03/15/2011	$200	$208

Xerox Corp.
9.750% due 01/15/2009	200	200

Yum! Brands, Inc.
6.250% due 03/15/2018	700	605

		94,981

MORTGAGE-BACKED SECURITIES 9.9%

Adjustable Rate Mortgage Trust
5.135% due 09/25/2035	57	34

American Home Mortgage Assets
0.661% due 05/25/2046	662	261
0.681% due 10/25/2046	924	324

Banc of America Commercial Mortgage, Inc.
5.421% due 04/10/2049	816	756

Banc of America Funding Corp.
5.888% due 04/25/2037	800	514
5.979% due 10/20/2046	492	220

Banc of America Mortgage Securities, Inc.
5.000% due 05/25/2034	192	163

BCAP LLC Trust
0.641% due 01/25/2037	825	339

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	393	330
4.125% due 03/25/2035	817	676
4.468% due 05/25/2034	162	120
4.550% due 08/25/2035	414	341
4.630% due 05/25/2034	46	46
4.644% due 10/25/2033	72	63
4.785% due 08/25/2033	82	73
4.786% due 11/25/2034	42	32
5.472% due 05/25/2047	1,041	604

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	298	139
5.569% due 11/25/2035	424	297
6.250% due 08/25/2036	526	236

Bear Stearns Commercial Mortgage Securities
1.305% due 03/15/2019	514	435
5.540% due 09/11/2041	500	394

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	434	374

Bear Stearns Structured Products, Inc.
5.761% due 12/26/2046	254	177

CC Mortgage Funding Corp.
0.651% due 07/25/2036	275	131

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	400	226

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	195	147
4.248% due 08/25/2035	205	168

Countrywide Alternative Loan Trust
0.688% due 02/20/2047	453	186
0.702% due 12/20/2046	913	398
0.718% due 03/20/2046	285	118
0.718% due 07/20/2046	823	338
0.751% due 02/25/2037	348	173
0.821% due 05/25/2037	177	72
3.756% due 11/25/2035	83	42
4.296% due 11/25/2035	83	43
5.250% due 06/25/2035	97	65
5.886% due 11/25/2035	800	384
6.000% due 04/25/2037	256	136
6.154% due 08/25/2036	408	303
6.250% due 08/25/2037	86	43
6.500% due 06/25/2036	457	224

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.701% due 05/25/2035	$189	$93
0.761% due 04/25/2035	62	28
0.791% due 03/25/2035	218	87
0.801% due 02/25/2035	20	10
0.851% due 09/25/2034	24	12
4.121% due 11/19/2033	159	127
4.740% due 08/25/2034	22	11
4.789% due 11/25/2034	68	42

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	272	196

CS First Boston Mortgage Securities Corp.
4.626% due 08/25/2033	100	82
6.500% due 04/25/2033	4	3

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.886% due 10/25/2036	800	405

First Horizon Asset Securities, Inc.
4.429% due 07/25/2033	23	23
4.741% due 12/25/2033	42	34
6.250% due 08/25/2017	126	125

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	371	359

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	86	77

Greenpoint Mortgage Funding Trust
0.741% due 11/25/2045	25	12

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	611

GSR Mortgage Loan Trust
4.496% due 03/25/2033	61	51
4.524% due 06/25/2034	26	19
4.540% due 09/25/2035	1,030	761

Harborview Mortgage Loan Trust
0.771% due 01/19/2038	150	60
0.951% due 02/19/2034	7	5
3.106% due 12/19/2036	333	129
5.129% due 05/19/2033	99	78

Indymac Index Mortgage Loan Trust
5.099% due 09/25/2035	696	335

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	251	195

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	1,300	923
5.429% due 12/12/2043	300	229

JPMorgan Mortgage Trust
4.375% due 11/25/2033	57	46
4.767% due 07/25/2035	589	418
5.003% due 07/25/2035	620	400
5.024% due 02/25/2035	122	92

Lehman XS Trust
0.551% due 07/25/2046	47	47

MASTR Alternative Loans Trust
0.871% due 03/25/2036	105	33

MASTR Asset Securitization Trust
4.500% due 03/25/2018	133	128

Mellon Residential Funding Corp.
1.635% due 12/15/2030	37	29

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	800	673
5.172% due 12/12/2049	300	227
5.957% due 08/12/2049	1,900	1,459

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	245	131
0.721% due 08/25/2036	76	36
5.541% due 02/25/2033	33	28

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MLCC Mortgage Investors, Inc.
3.819% due 10/25/2035	$334	$255

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	54	30

Residential Accredit Loans, Inc.
0.621% due 02/25/2047	358	124
0.651% due 06/25/2046	887	364
0.681% due 04/25/2046	386	163

Structured Adjustable Rate Mortgage Loan Trust
4.590% due 04/25/2034	100	59
5.192% due 09/25/2034	197	155
5.365% due 02/25/2034	39	23

Structured Asset Mortgage Investments, Inc.
0.661% due 07/25/2046	948	415
0.681% due 05/25/2046	215	91
0.691% due 05/25/2036	978	394
0.691% due 09/25/2047	600	110
0.831% due 07/19/2035	707	533
0.871% due 07/19/2034	10	5
0.931% due 03/19/2034	18	11

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	485	403

Wachovia Bank Commercial Mortgage Trust
1.285% due 09/15/2021	549	420
5.037% due 03/15/2042	800	681
5.342% due 12/15/2043	1,500	986

WaMu Mortgage Pass-Through Certificates
0.741% due 12/25/2045	132	60
0.761% due 10/25/2045	68	37
0.781% due 01/25/2045	22	11
0.791% due 01/25/2045	21	10
1.011% due 12/25/2027	87	72
2.956% due 02/25/2047	884	329
3.656% due 08/25/2042	16	11
4.229% due 03/25/2034	149	122
4.269% due 07/25/2046	432	362
4.375% due 02/27/2034	15	12
4.565% due 06/25/2033	35	32
4.566% due 09/25/2033	3,412	2,979
5.449% due 02/25/2037	994	594

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.196% due 07/25/2046	155	58

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	286	270
4.750% due 10/25/2018	168	155
4.950% due 03/25/2036	358	235
5.205% due 04/25/2036	76	51

		29,636

MUNICIPAL BONDS & NOTES 1.4%

California State Educational Facilities Authority Revenue Bonds, Series 2007
4.750% due 10/01/2037	400	355

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	1,300	1,107

Chicago, Illinois General Obligation Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2039	200	179

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,437

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	600	212

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	$1,300	$734

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	24

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	218

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	3

		4,269

	SHARES
PREFERRED STOCKS 0.2%

DG Funding Trust
3.229% due 08/01/2054	58	583

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 32.9%

Fannie Mae
0.591% due 03/25/2034	$23	22
0.621% due 08/25/2034	13	12
0.671% due 10/27/2037	1,200	1,021
0.721% due 06/25/2044	13	13
4.521% due 11/01/2034	195	192
4.676% due 10/01/2034	16	16
4.938% due 12/01/2034	34	34
5.000% due 01/01/2024 - 01/01/2039	5,700	5,822
5.500% due 10/01/2016 - 05/01/2047	6,301	6,408
5.500% due 12/01/2036 (g)	3,408	3,499
6.000% due 07/25/2044	80	82

Freddie Mac
0.751% due 09/25/2031	56	52
1.425% due 02/15/2019	1,074	1,033
1.695% due 04/15/2028	749	728
3.678% due 10/25/2044	120	115
4.000% due 03/01/2010	360	360

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.500% due 02/15/2017 - 02/01/2018	$1,464	$1,508
5.000% due 03/15/2017	215	219
5.298% due 02/01/2029	19	19
5.329% due 04/01/2037	270	271
5.500% due 06/01/2036 - 01/01/2039	34,649	35,469
6.000% due 04/15/2036 - 08/01/2038	2,059	2,083

Ginnie Mae
5.125% due 11/20/2024	5	5
6.000% due 09/20/2038 - 01/01/2039	35,891	37,033
6.500% due 01/01/2039	2,000	2,080

		98,096

U.S. TREASURY OBLIGATIONS 1.9%

Treasury Inflation Protected Securities (d)
1.875% due 07/15/2013	4,197	3,953

U.S. Treasury Bonds
5.000% due 05/15/2037	900	1,215

U.S. Treasury Strips
0.000% due 08/15/2020	300	205
0.000% due 11/15/2021	600	389

		5,762

Total United States (Cost $289,099)		261,843

SHORT-TERM INSTRUMENTS 12.4%

CERTIFICATES OF DEPOSIT 1.2%

Unicredito Italiano NY
1.640% due 05/18/2009	$500	500
1.795% due 05/15/2009	3,200	3,200

		3,700

COMMERCIAL PAPER 0.8%

Federal Home Loan Bank
0.170% due 02/04/2009	1,000	1,000

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	1,230	1,228

		2,228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 5.9%

Barclays Capital, Inc.
0.050% due 01/02/2009	$15,700	$15,700
(Dated 12/31/2008. Collateralized by Fannie Mae 3.850% due 04/17/2013 valued at $16,086. Repurchase proceeds are $15,700.)

JPMorgan Chase Bank N.A.
0.010% due 01/07/2009	846	846
(Dated 12/10/2008. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2013 valued at $853. Repurchase proceeds are $846.)
0.020% due 01/02/2009	1,000	1,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.500% due 02/15/2018 valued at $996. Repurchase proceeds are $1,000.)

		17,546

U.S. CASH MANAGEMENT BILLS 0.3%
0.220% due 04/29/2009 (e)	1,000	999

U.S. TREASURY BILLS 4.2%
0.116% due 01/15/2009 - 06/11/2009 (b)(e)	12,560	12,552

Total Short-Term Instruments (Cost $37,031)		37,025

PURCHASED OPTIONS (i) 0.5%
(Cost $399)		1,486

Total Investments 163.7% (Cost $505,666)		$488,583

Written Options (j) (1.0%) (Premiums $933)		(2,964)

Other Assets and Liabilities (Net) (62.7%)		(187,102)

Net Assets 100.0%		$298,517

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Securities with an aggregate market value of $7,694 and cash of $500 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $20,728 at a weighted average interest rate of 3.050%. On December 31, 2008, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $2,028 and cash of $3,121 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	82	$210
90-Day Euribor March Futures Put Options Strike @ EUR 95.250	Short	03/2009	112	56
90-Day Eurodollar December Futures	Long	12/2009	700	2,882
90-Day Eurodollar June Futures	Long	06/2010	181	599
90-Day Eurodollar March Futures	Long	03/2010	427	1,476
90-Day Eurodollar September Futures	Long	09/2009	57	173
90-Day Eurodollar September Futures	Long	09/2010	108	406
Canada Government 10-Year Bond March Futures	Long	03/2009	30	178

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl March Futures	Long	03/2009	8	$16
Euro-Bobl March Futures Call Options Strike @ EUR 135.000	Long	03/2009	17	0
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 145.000	Long	03/2009	290	(4)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	55	(1)
Euro-Schatz March Futures	Long	03/2009	25	27
Euro-Schatz March Futures	Short	03/2009	25	(11)
Euro-Schatz March Futures Call Options Strike @ EUR 120.000	Long	03/2009	54	0
U.S. Treasury 2-Year Note March Futures	Long	03/2009	10	8
U.S. Treasury 5-Year Note March Futures	Long	03/2009	18	(8)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	183	350
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures Put Options Strike @ GBP 92.000	Short	12/2009	82	32
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures Put Options Strike @ GBP 93.000	Short	06/2009	139	77
United Kingdom Government 10-Year Bond March Futures	Long	03/2009	11	116

				$6,582

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Akzo Nobel NV	DUB	(0.290%	)	06/20/2012	1.720%	EUR	200	$12	$0	$12
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	19.921%		$100	53	0	53
Amgen, Inc.	UBS	(1.000%	)	06/20/2018	0.875%		2,000	(21)	0	(21)
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	1.500%		100	3	0	3
AutoZone, Inc.	RBS	(0.920%	)	06/20/2013	1.500%		1,000	23	0	23
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	1.188%		200	(5)	0	(5)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	1.188%		500	(13)	0	(13)
Bear Stearns Cos., Inc.	BNP	(2.180%	)	03/20/2018	1.113%		600	(51)	0	(51)
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%		1,000	27	0	27
Bear Stearns Cos., Inc.	RBS	(2.223%	)	03/20/2018	1.113%		700	(61)	0	(61)
BellSouth Corp.	DUB	(0.395%	)	09/20/2014	0.910%		200	5	0	5
Block Financial LLC	BCLY	(1.030%	)	03/20/2013	1.034%		2,000	0	0	0
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	2.488%		200	5	0	5
Citigroup, Inc.	BCLY	(3.600%	)	12/20/2013	1.900%		100	(8)	0	(8)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.763%		2,000	124	0	124
Citigroup, Inc.	CSFB	(3.550%	)	12/20/2013	1.900%		500	(37)	0	(37)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.275%		1,000	24	0	24
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	4.583%		200	20	0	20
Compass Group PLC	MLP	(0.390%	)	06/20/2012	0.904%	EUR	200	5	0	5
CSX Corp.	MLP	(0.230%	)	03/20/2012	1.578%		$200	8	0	8
CVS Caremark Corp.	RBS	(0.550%	)	09/20/2011	0.945%		200	2	0	2
Daimler Canada Finance, Inc.	RBC	(0.350%	)	06/20/2009	6.388%		200	6	0	6
Daimler Finance N.A. LLC	CSFB	(0.380%	)	06/20/2009	6.388%		200	6	0	6
Darden Restaurants, Inc.	CITI	(1.450%	)	12/20/2017	1.838%		1,000	26	0	26
Deutsche Bank AG	BCLY	(0.760%	)	09/20/2013	1.307%		100	2	0	2
Dr. Horton, Inc.	BNP	(4.030%	)	06/20/2011	6.073%		200	8	0	8
Erac USA Finance Co.	JPM	(2.700%	)	12/20/2012	6.991%		800	109	0	109
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	3.242%		1,000	76	0	76
GlobalSantaFe Corp.	WAC	(0.520%	)	06/20/2012	0.830%		100	1	0	1
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	2.950%		100	5	0	5
H.J. Heinz Finance Co.	JPM	(0.370%	)	03/20/2012	0.950%		100	2	0	2
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.769%		200	46	0	46
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	9.769%		200	46	0	46
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	103.311%		200	125	0	125
JCPenney Corp., Inc.	DUB	(0.270%	)	03/20/2010	4.937%		200	11	0	11
JPMorgan Chase & Co.	BNP	(0.737%	)	03/20/2018	1.113%		700	20	0	20
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	1.113%		700	21	0	21
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	1.383%		200	14	0	14
Koninklijke DSM NV	GSC	(0.365%	)	06/20/2012	1.653%	EUR	200	11	0	11
Kraft Foods, Inc.	JPM	(0.170%	)	06/20/2012	0.977%		$200	5	0	5
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	7.992%		2,000	539	0	539
Ltd. Brands, Inc.	JPM	(2.850%	)	09/20/2017	4.898%		1,000	108	0	108
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.772%		1,000	5	0	5
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.772%		1,000	9	0	9
Masco Corp.	CSFB	(0.907%	)	12/20/2016	4.240%		200	35	0	35
Merck & Co., Inc.	RBS	(0.550%	)	03/20/2015	0.714%		200	2	0	2
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	3.361%		1,000	100	0	100
Morgan Stanley	DUB	(1.850%	)	09/20/2018	3.420%		500	52	0	52

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	JPM	(1.350%	)	12/20/2015	3.705%		$1,000	$123	$0	$123
Morgan Stanley	RBS	(0.320%	)	12/20/2016	3.579%		200	38	0	38
Nabors Industries, Inc.	CITI	(0.820%	)	03/20/2018	4.436%		1,000	226	0	226
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	4.436%		1,000	238	0	238
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	4.436%		2,100	444	0	444
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	7.270%		500	112	0	112
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	1.463%		200	4	0	4
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.949%		1,000	26	0	26
RadioShack Corp.	DUB	(1.400%	)	06/20/2013	2.050%		600	15	0	15
RadioShack Corp.	GSC	(1.410%	)	06/20/2013	2.050%		1,000	25	0	25
Rogers Wireless, Inc.	MSC	(0.540%	)	12/20/2012	2.622%		200	15	0	15
Ryder System, Inc.	JPM	(0.460%	)	12/20/2016	2.685%		200	28	0	28
Sara Lee Corp.	RBS	(0.630%	)	09/20/2011	0.716%		200	0	0	0
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	5.000%		1,000	150	0	150
Smith Group PLC	RBS	(0.530%	)	09/20/2010	2.158%	GBP	1,000	38	0	38
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	8.492%		$200	61	0	61
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	1.525%		200	(1)	0	(1)
Time Warner, Inc.	BOA	(0.310%	)	12/20/2011	1.397%		200	6	0	6
United Utilities PLC	DUB	(0.235%	)	06/20/2012	1.250%	EUR	200	9	0	9
UST, Inc.	GSC	(0.720%	)	03/20/2018	0.598%		$1,000	(10)	0	(10)
Vivendi	DUB	(1.500%	)	06/20/2018	2.613%		100	8	0	8
Wyeth	CSFB	(0.570%	)	03/20/2011	0.507%		200	0	0	0
Xerox Corp.	MSC	(0.290%	)	03/20/2009	3.619%		200	1	0	1
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	10.143%		100	23	0	23
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	1.600%		700	33	0	33

								$3,117	$0	$3,117

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	HSBC	0.980%	09/20/2013	3.244%	$1,400	$(127)	$0	$(127)
Ford Motor Credit Co. LLC	CITI	7.500%	03/20/2009	15.942%	1,300	(20)	0	(20)
General Electric Capital Corp.	UBS	1.000%	06/20/2009	4.546%	1,100	(18)	0	(18)
GMAC LLC	CITI	8.650%	03/20/2009	9.740%	500	0	0	0
GMAC LLC	GSC	7.750%	03/20/2009	9.740%	300	(1)	0	(1)
JSC Gazprom	HSBC	1.500%	01/20/2009	12.733%	1,200	1	0	1
JSC Gazprom	MSC	1.910%	04/20/2009	12.816%	900	(25)	0	(25)
Russia Government International Bond	CSFB	0.450%	01/20/2009	9.637%	1,000	(3)	0	(3)
Russia Government International Bond	MSC	0.490%	02/20/2009	9.643%	5,700	(62)	0	(62)
SLM Corp.	CITI	4.300%	03/20/2009	11.543%	200	(3)	0	(3)
SLM Corp.	DUB	3.050%	03/20/2009	11.543%	500	(9)	0	(9)
SLM Corp.	GSC	3.300%	03/20/2009	11.543%	300	(5)	0	(5)
SLM Corp.	GSC	3.700%	03/20/2009	11.543%	200	(3)	0	(3)
Spain Government Bond	BCLY	0.260%	03/20/2013	0.936%	5,100	(138)	0	(138)
Spain Government Bond	GSC	0.270%	03/20/2013	0.936%	2,100	(56)	0	(56)
Spain Government Bond	GSC	0.435%	03/20/2013	0.936%	1,700	(34)	0	(34)
Spain Government Bond	HSBC	0.465%	03/20/2013	0.936%	2,100	(39)	0	(39)
Spain Government Bond	MSC	0.470%	03/20/2013	0.936%	1,700	(31)	0	(31)
Ukraine Government International Bond	HSBC	0.700%	04/20/2009	36.442%	400	(40)	0	(40)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	400	(40)	0	(40)

						$(653)	$0	$(653)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017	$11,517	$761	$34	$727
CDX.IG-8 10-Year Index	MLP	(0.600%	)	06/20/2017	878	59	22	37
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	3,123	159	13	146
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017	1,854	94	69	25
CDX.IG-10 5-Year Index	BCLY	(1.550%	)	06/20/2013	4,587	103	(36)	139
CDX.IG-10 5-Year Index	DUB	(1.550%	)	06/20/2013	586	13	8	5
CDX.IG-10 5-Year Index	GSC	(1.550%	)	06/20/2013	586	13	(5)	18
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	2,440	2	(82)	84
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018	488	0	(7)	7
CDX.IG-11 5-Year Index	GSC	(1.500%	)	12/20/2013	10,900	212	217	(5)
CDX.IG-11 5-Year Index	MLP	(1.500%	)	12/20/2013	500	10	11	(1)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-11 5-Year Index	MSC	(1.500%	)	12/20/2013		$400	$8	$9	$(1)
iTraxx Europe 9 Index	DUB	(1.750%	)	06/20/2018	EUR	8,000	(193)	(768)	575
iTraxx Europe HVol 6 Index	BNP	(0.850%	)	12/20/2016		200	37	(1)	38
iTraxx Europe HVol 6 Index	DUB	(0.850%	)	12/20/2016		1,200	220	(8)	228
iTraxx Europe HVol 6 Index	HSBC	(0.850%	)	12/20/2016		100	18	(1)	19
iTraxx Europe HVol 6 Index	JPM	(0.850%	)	12/20/2016		700	129	(4)	133
iTraxx Europe Senior Financials 9 Index	BCLY	(1.750%	)	06/20/2018		2,100	(136)	(165)	29
iTraxx Europe Sub Financials 8 Index	DUB	(0.700%	)	12/20/2012		2,200	136	4	132

							$1,645	$(690)	$2,335

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$500	$(335)	$(150)	$(185)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	500	(250)	(153)	(97)

					$(585)	$(303)	$(282)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromisingthe referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$24	$1	$23
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	14	0	14
Pay	1-Month EUR-FRCPXTOB Index	1.940%	04/10/2012	RBS		600	13	0	13
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	CITI	AUD	10,050	301	(16)	317
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS		10,050	301	(16)	317
Pay	3-Month AUD Bank Bill	7.750%	06/15/2010	DUB		8,500	263	(7)	270
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	BSN	CAD	600	(44)	(11)	(33)
Receive	3-Month CAD Bank Bill	4.500%	09/20/2011	RBC		800	(59)	(15)	(44)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	BOA		3,300	(341)	(34)	(307)
Receive	3-Month CAD Bank Bill	4.250%	12/20/2013	RBC		4,200	(433)	(62)	(371)
Pay	3-Month CAD Bank Bill	5.750%	12/19/2028	RBC		3,600	188	(4)	192
Receive	3-Month CAD Bank Bill	4.500%	09/20/2037	MLP		2,200	(398)	(2)	(396)
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	BCLY	SEK	1,000	10	(1)	11
Pay	3-Month SEK-STIBOR	4.500%	03/18/2014	GSC		2,000	19	(2)	21
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		$12,200	549	427	122
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	MLP		9,600	839	121	718
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	RBS		15,200	1,329	(104)	1,433
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		9,300	(2,024)	(82)	(1,942)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		3,000	(357)	57	(414)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		2,900	(345)	3	(348)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		29,100	(3,463)	(2,879)	(584)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		32,000	(3,807)	(376)	(3,431)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		3,400	(931)	34	(965)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	JPM		5,700	(1,561)	57	(1,618)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	RBS		4,200	(1,150)	34	(1,184)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		1,600	(224)	(194)	(30)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		2,900	(406)	(351)	(55)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB	AUD	1,000	$18	$0	$18
Pay	6-Month AUD Bank Bill	7.250%	06/16/2011	UBS		8,500	487	(35)	522
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	DUB		3,900	169	(35)	204
Pay	6-Month AUD Bank Bill	6.000%	06/15/2012	HSBC		3,100	133	(27)	160
Pay	6-Month AUD Bank Bill	7.000%	06/15/2014	DUB		3,600	298	93	205
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC	EUR	6,100	131	12	119
Pay	6-Month EUR-LIBOR	3.500%	09/17/2010	CITI		11,600	88	(41)	129
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	RBS		200	9	(1)	10
Pay	6-Month EUR-LIBOR	3.000%	09/16/2011	JPM		10,400	19	(1)	20
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	DUB		9,200	445	59	386
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	GSC		5,000	241	(14)	255
Pay	6-Month EUR-LIBOR	4.450%	03/18/2014	GSC		3,000	231	1	230
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	CITI		17,200	1,375	6	1,369
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC		4,600	368	(35)	403
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	HSBC		1,300	104	(19)	123
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	JPM		2,500	200	(24)	224
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	MSC		3,800	304	(74)	378
Pay	6-Month EUR-LIBOR	4.250%	03/18/2019	DUB		9,200	537	266	271
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	GSC		1,700	149	(29)	178
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	MSC		1,500	159	(105)	264
Pay	6-Month EUR-LIBOR	4.500%	06/18/2034	RBS		500	53	(36)	89
Pay	6-Month EUR-LIBOR	5.000%	06/18/2034	JPM		1,800	332	(16)	348
Receive	6-Month EUR-LIBOR	4.750%	09/17/2038	MSC		4,000	(1,169)	(217)	(952)
Receive	6-Month EUR-LIBOR	5.000%	09/17/2038	MSC		400	(143)	(19)	(124)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	BNP		600	(218)	(7)	(211)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	GSC		2,300	(838)	(161)	(677)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	JPM		1,000	(364)	(61)	(303)
Receive	6-Month EUR-LIBOR	5.000%	03/18/2039	RBS		2,800	(1,019)	(117)	(902)
Pay	6-Month GBP-LIBOR	4.250%	03/18/2014	CITI	GBP	2,600	193	131	62
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	GSC		5,900	724	(21)	745
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		8,000	982	21	961
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	MSC		5,400	662	(24)	686
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	CSFB		2,400	338	(3)	341
Receive	6-Month GBP-LIBOR	4.500%	09/15/2017	BCLY		400	(5)	4	(9)
Receive	6-Month GBP-LIBOR	5.500%	09/17/2018	DUB		100	(23)	0	(23)
Receive	6-Month GBP-LIBOR	5.500%	09/17/2018	HSBC		500	(120)	15	(135)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	BNP		700	(88)	7	(95)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2019	HSBC		300	(38)	(1)	(37)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	GSC		900	(284)	(28)	(256)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	HSBC		100	(32)	(8)	(24)
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	RBS	JPY	2,770,000	822	481	341
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	UBS		150,000	45	28	17
Receive	6-Month JPY-LIBOR	1.500%	06/17/2018	UBS		880,000	(230)	(115)	(115)
Receive	6-Month JPY-LIBOR	2.250%	06/20/2036	MSC		430,000	(574)	(23)	(551)
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	BNP		$4,700	47	1	46

							$(7,175)	$(3,594)	$(3,581)

(i)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$173.000	02/20/2009	9	$0	$0
Put - CBOT U.S. Treasury 10-Year Note February Futures	90.000	02/20/2009	57	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	80.000	02/20/2009	57	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	86.000	02/20/2009	9	0	0

				$2	$2

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$2,400	$26	$80
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,400	15	47
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	15,000	176	740
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,400	24	80
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	7,100	68	262
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,500	28	83
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	4,700	50	192

							$387	$1,484

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 4.500% due 02/01/2039	$65.000	02/05/2009	$1,000	$0	$0
Put - OTC Fannie Mae 5.000% due 01/01/2039	35.000	01/06/2009	2,000	0	0
Put - OTC Fannie Mae 5.000% due 02/01/2039	62.000	02/05/2009	21,400	3	0
Put - OTC Fannie Mae 5.500% due 02/01/2039	66.125	02/05/2009	2,000	0	0
Put - OTC Fannie Mae 6.000% due 01/01/2039	68.000	02/05/2009	7,000	1	0
Put - OTC Fannie Mae 6.500% due 01/01/2039	50.000	01/06/2009	3,000	0	0
Put - OTC Freddie Mac 5.500% due 02/01/2039	66.125	02/05/2009	15,500	2	0
Put - OTC Ginnie Mae 6.000% due 01/01/2039	40.000	01/14/2009	7,000	1	0
Put - OTC Ginnie Mae 6.000% due 02/01/2039	85.000	02/12/2009	27,000	3	0
Put - OTC Ginnie Mae 6.500% due 02/01/2039	90.000	02/12/2009	2,000	0	0

				$10	$0

(j)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar June Futures	$97.250	06/15/2009	162	$105	$10
Put - CME 90-Day Eurodollar March Futures	97.250	03/16/2009	232	71	5
Put - CME 90-Day Eurodollar March Futures	97.500	03/16/2009	325	134	11
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	34	5	5

				$315	$31

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Receive	5.290%	06/10/2009	EUR	3,500	$47	$232
Put - OTC 2-Year Interest Rate Swap	HSBC	6-Month EUR-LIBOR	Pay	5.290%	06/10/2009		3,500	47	0
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.250%	02/02/2009		$300	4	36
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	15	21
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009		400	10	35
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	16	62
Call - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	4.650%	01/23/2009		2,700	40	1,031
Put - OTC 30-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.650%	01/23/2009		2,700	43	0
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	62
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	19	22
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009		4,900	165	760
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		800	26	99
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009		2,000	14	22
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009		3,100	69	278
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009		500	17	61
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009		1,600	49	212

								$598	$2,933

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Value
Put - OTC Fannie Mae 6.000% due 02/01/2039	$99.844	01/28/2009	$2,000	$20	$0

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premium

Balance at 12/31/2007	44	$33,300	AUD	0	EUR	4,200	GBP	0	$574
Sales	2,936	95,600		4,400		16,074		1,774	2,759
Closing Buys	(989)	(101,700)		(4,400)		(8,274)		(1,774)	(1,710)
Expirations	(1,238)	(1,200)		0		(5,000)		0	(690)
Exercised	0	0		0		0		0	0

Balance at 12/31/2008	753	$26,000	AUD	0	EUR	7,000	GBP	0	$933

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(k)	Restricted securities as of December 31, 2008:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bear Stearns Cos. LLC	3.849%	10/02/2009	06/06/2008	$291	$237	0.08%

(l)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (1)
U.S. Treasury Bonds	5.000%	05/15/2037	$900	$1,175	$1,225

(1)	Market value includes $7 of interest payable on short sales.

(m)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	HSBC	3,916	04/2009	$0	$(25)	$(25)
Sell		HSBC	3,916	04/2009	5	0	5
Sell	AUD	BCLY	485	01/2009	0	(37)	(37)
Sell		CITI	5,079	01/2009	0	(245)	(245)
Sell		CSFB	93	01/2009	0	(4)	(4)
Buy		GSC	998	01/2009	50	0	50
Sell		JPM	134	01/2009	0	(4)	(4)
Buy		RBS	455	01/2009	28	0	28
Sell	BRL	RBC	1,920	06/2009	225	0	225
Buy	CAD	RBC	3,738	01/2009	7	0	7
Buy	CLP	HSBC	10,300	05/2009	0	0	0
Buy		JPM	6,033	05/2009	0	(3)	(3)
Buy	CNY	BCLY	17,994	05/2009	2	(77)	(75)
Sell		BCLY	18,733	05/2009	3	(8)	(5)
Buy		CITI	13,310	05/2009	0	(113)	(113)
Sell		DUB	12,274	05/2009	0	(14)	(14)
Buy		HSBC	3,059	05/2009	0	(19)	(19)
Sell		HSBC	10,504	05/2009	12	0	12
Buy		JPM	15,770	05/2009	0	(124)	(124)
Sell		JPM	8,242	05/2009	0	(13)	(13)
Buy		MSC	2,632	05/2009	0	(21)	(21)
Sell		UBS	3,012	05/2009	0	(4)	(4)
Buy		BCLY	2,887	07/2009	0	(33)	(33)
Sell		BCLY	4,636	07/2009	0	(3)	(3)
Buy		DUB	6,540	07/2009	0	(72)	(72)
Buy		HSBC	1,671	07/2009	0	(18)	(18)
Buy		JPM	2,617	07/2009	0	(29)	(29)
Sell		JPM	9,078	07/2009	0	(11)	(11)
Buy		BCLY	552	09/2009	0	(1)	(1)
Buy		CITI	555	09/2009	0	0	0
Buy		DUB	2,633	09/2009	0	(1)	(1)
Sell		DUB	5,333	09/2009	0	(12)	(12)
Buy		HSBC	1,109	09/2009	0	(1)	(1)
Buy		JPM	483	09/2009	0	(1)	(1)
Buy		BCLY	2,548	05/2010	0	(53)	(53)
Sell		BCLY	5,414	05/2010	0	(12)	(12)
Buy		MLP	2,866	05/2010	0	(58)	(58)
Buy	DKK	MSC	13,098	02/2009	188	0	188
Sell	EUR	BCLY	3,829	01/2009	0	(471)	(471)
Buy		BNP	4,415	01/2009	515	(3)	512
Sell		BNP	518	01/2009	0	(64)	(64)
Sell		BOA	1,669	01/2009	0	(167)	(167)
Buy		CITI	464	01/2009	0	(4)	(4)
Sell		CITI	1,165	01/2009	0	(114)	(114)
Buy		CSFB	142	01/2009	9	0	9
Sell		CSFB	156	01/2009	0	(19)	(19)
Buy		DUB	78	01/2009	4	0	4
Sell		DUB	1,156	01/2009	0	(138)	(138)
Sell		GSC	247	01/2009	0	(26)	(26)
Sell		HSBC	300	01/2009	0	(37)	(37)
Buy		JPM	199	01/2009	0	(1)	(1)
Sell		JPM	576	01/2009	0	(73)	(73)
Buy		MSC	6,097	01/2009	233	(9)	224
Sell		MSC	98	01/2009	0	(11)	(11)

See Accompanying Notes	Annual Report	December 31, 2008	19

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	RBS	44,883	01/2009	$5,503	$(5)	$5,498
Sell		RBS	932	01/2009	0	(106)	(106)
Sell		UBS	320	01/2009	0	(41)	(41)
Buy	GBP	BCLY	2,020	01/2009	0	(96)	(96)
Sell		BCLY	191	01/2009	18	0	18
Buy		BNP	279	01/2009	0	(21)	(21)
Sell		BNP	1,721	01/2009	167	0	167
Buy		CITI	2,281	01/2009	0	(114)	(114)
Sell		CSFB	463	01/2009	38	0	38
Buy		DUB	1,696	01/2009	0	(149)	(149)
Sell		DUB	133	01/2009	12	0	12
Sell		JPM	186	01/2009	10	0	10
Buy		MSC	385	01/2009	0	(20)	(20)
Sell		MSC	794	01/2009	57	0	57
Buy		RBS	1,644	01/2009	0	(78)	(78)
Buy		UBS	2,303	01/2009	0	(116)	(116)
Sell		UBS	160	01/2009	15	0	15
Buy	INR	BCLY	650	04/2009	0	0	0
Buy	JPY	BCLY	1,858,327	01/2009	997	0	997
Sell		BCLY	61,911	01/2009	0	(30)	(30)
Buy		BNP	1,606,547	01/2009	1,024	0	1,024
Sell		BNP	13,587	01/2009	0	(8)	(8)
Sell		BOA	118,296	01/2009	0	(75)	(75)
Buy		CITI	1,968,095	01/2009	934	(1)	933
Sell		CITI	76,345	01/2009	0	(48)	(48)
Sell		CSFB	317,504	01/2009	4	(132)	(128)
Buy		DUB	44,844	01/2009	3	0	3
Sell		DUB	97,373	01/2009	14	(6)	8
Buy		HSBC	60,768	01/2009	13	0	13
Sell		HSBC	120,169	01/2009	6	(31)	(25)
Buy		JPM	11,000	01/2009	0	(1)	(1)
Sell		MLP	85,972	01/2009	0	(30)	(30)
Buy		MSC	8,807	01/2009	0	0	0
Sell		MSC	34,368	01/2009	2	0	2
Buy		RBS	10,462	01/2009	0	0	0
Sell		RBS	105,455	01/2009	0	(48)	(48)
Buy		UBS	3,665,720	01/2009	1,978	0	1,978
Sell	KRW	BCLY	31,564	02/2009	5	0	5
Buy		MLP	19,639	02/2009	0	(4)	(4)
Buy	MXN	CITI	140	05/2009	0	(3)	(3)
Buy	MYR	BCLY	403	02/2009	2	0	2
Sell		CITI	1,514	02/2009	0	(17)	(17)
Buy		DUB	1,030	02/2009	2	0	2
Sell		DUB	535	02/2009	0	(7)	(7)
Buy		JPM	458	02/2009	2	0	2
Sell		JPM	612	02/2009	0	(7)	(7)
Buy		BCLY	455	04/2009	1	0	1
Buy		BOA	385	04/2009	1	0	1
Buy		CITI	774	04/2009	3	0	3
Buy		HSBC	423	04/2009	2	0	2
Sell		JPM	1,205	04/2009	0	(8)	(8)
Buy	PHP	BCLY	9,700	02/2009	0	(13)	(13)
Sell		BCLY	47,819	02/2009	0	(70)	(70)
Buy		DUB	4,700	02/2009	0	(8)	(8)
Sell		DUB	15,015	02/2009	0	(3)	(3)
Buy		HSBC	11,640	02/2009	0	(16)	(16)
Buy		JPM	16,375	02/2009	0	(18)	(18)
Buy		MLP	3,700	02/2009	0	(6)	(6)
Buy		MSC	13,000	02/2009	0	(18)	(18)
Buy		RBS	3,600	02/2009	0	(6)	(6)
Buy		LEH	2,500	12/2010	0	(3)	(3)
Sell		LEH	2,500	12/2010	0	(1)	(1)
Sell	PLN	DUB	1,610	05/2009	31	0	31
Buy		HSBC	1,692	05/2009	0	(185)	(185)
Sell		JPM	83	05/2009	1	0	1
Sell	RUB	BCLY	27,679	05/2009	21	0	21
Buy		HSBC	31,529	05/2009	0	(377)	(377)
Sell		HSBC	1,643	05/2009	4	0	4
Sell		JPM	2,207	05/2009	15	0	15
Buy	SAR	JPM	3,284	04/2009	0	(15)	(15)
Sell		JPM	3,284	04/2009	0	(1)	(1)
Buy	SEK	MSC	12,402	02/2009	48	0	48
Buy	SGD	CITI	58	04/2009	1	0	1
Sell		CITI	906	04/2009	0	(31)	(31)

20	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	DUB	59	04/2009	$1	$0	$1
Buy		HSBC	59	04/2009	1	0	1
Buy		RBS	646	04/2009	4	0	4
Buy		UBS	74	04/2009	1	0	1
Buy	TWD	BCLY	3,321	02/2009	0	(7)	(7)
Buy		DUB	1,400	02/2009	0	(3)	(3)
Sell		HSBC	9,645	02/2009	13	0	13
Buy		MLP	2,300	02/2009	0	(5)	(5)
Buy		MSC	1,500	02/2009	0	(3)	(3)
Buy		UBS	700	02/2009	0	(2)	(2)
Buy	ZAR	BCLY	97	05/2009	1	0	1

					$12,236	$(4,146)	$8,090

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$486,879	$1,704	$488,583
Short Sales, at value	0	(1,225)	0	(1,225)
Other Financial Instruments ++	6,582	5,967	95	12,644

Total	$6,582	$491,621	$1,799	$500,002

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$2,104	$12	$(9)	$(403)	$0	$1,704
Other Financial Instruments ++	(41)	0	0	0	136	0	95

Total	$(41)	$2,104	$12	$(9)	$(267)	$0	$1,799

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	21

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative,

(iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(p), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

22	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

(o) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and

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December 31, 2008

Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values

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Notes to Financial Statements (Cont.)

serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(q) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(r) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(s) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing

Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(t) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various

28	PIMCO Variable Insurance Trust

December 31, 2008

portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,811,575	$1,822,104	$1,347,779	$1,182,132

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	139	$1,786	15	$180
Administrative Class	18,856	247,900	8,356	102,579
Advisor Class	314	3,931	0	1
Issued as reinvestment of distributions
Institutional Class	2	29	1	7
Administrative Class	826	10,453	593	7,286
Advisor Class	3	43	0	0
Cost of shares redeemed
Institutional Class	(36)	(462)	(2)	(18)
Administrative Class	(14,572)	(183,804)	(4,527)	(55,650)
Advisor Class	(21)	(242)	0	0
Net increase resulting from Portfolio share transactions	5,511	$79,634	4,436	$54,385

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	6	96	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These

Annual Report	December 31, 2008	29

Notes to Financial Statements (Cont.)

lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$49,547	$1,074	$(36,583)	$(18,399)	$0	$(4,486)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$514,316	$22,181	$(47,914)	$(25,733)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

30	PIMCO Variable Insurance Trust

December 31, 2008

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$10,525	$0	$0
12/31/2007	7,046	247	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

32	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	33

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Global Bond Portfolio (Unhedged)	0.54%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	37

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

38	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	39

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)	(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
HighYield Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Glossary	27
Federal Income Tax Information	28
Privacy Policy	29
Management of the Trust	30
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	32

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Corporate Bonds & Notes	63.8%
Short-Term Instruments	16.6%
Purchased Options	5.6%
Bank Loan Obligations	5.5%
Foreign Currency- Denominated Issues	2.1%
Other	6.4%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	10 Years	Portfolio Inception (04/30/98)
PIMCO High Yield Portfolio Administrative Class	-23.51%	-0.30%	2.25%	2.28%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	-23.31%	-0.34%	2.40%	2.31%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$780.89	$1,021.37
Expenses Paid During Periodà	$3.36	$3.81

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to BBB-rated issues benefited performance as this group of bonds outperformed the overall high-yield market, including all quality tiers (Source: Merrill Lynch).

»	An overweight to the healthcare sector, which remained relatively resilient throughout the volatile year, benefited returns versus the Index.

»	An underweight to the gaming sector, which materially underperformed over the twelve-month period, benefited performance.

»	As the automotive sector came under significant pressure alongside multiple downgrades, an overweight to the industry category was a significant detractor from performance.

»	An underweight to consumer non-cyclicals, where the middle and upper quality tiers of the market led the sector, detracted from performance.

»	Exposure to bank loans detracted from relative performance as this asset class came under considerable technical pressure and underperformed high-yield bonds.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$8.05	$8.34	$8.19	$8.40	$8.19
Net investment income (a)	0.54	0.56	0.56	0.54	0.53
Net realized/unrealized gain (loss) on investments	(2.35)	(0.28)	0.16	(0.21)	0.22
Total income (loss) from investment operations	(1.81)	0.28	0.72	0.33	0.75
Dividends from net investment income	(0.53)	(0.57)	(0.57)	(0.54)	(0.54)
Distributions from net realized capital gains	(0.02)	0.00	0.00	0.00	0.00
Tax basis return of capital	(0.03)	0.00	0.00	0.00	0.00
Total distributions	(0.58)	(0.57)	(0.57)	(0.54)	(0.54)
Net asset value end of year	$5.66	$8.05	$8.34	$8.19	$8.40
Total return	(23.51)%	3.50%	9.08%	4.11%	9.54%
Net assets end of year (000s)	$318,753	$452,291	$516,823	$460,926	$414,062
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	7.53%	6.83%	6.90%	6.50%	6.48%
Portfolio turnover rate	313%	131%	81%	109%	97%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$310,445
Repurchase agreements, at value	28,700
Cash	3,125
Deposits with counterparty	1,496
Foreign currency, at value	2,883
Receivable for investments sold	133,555
Receivable for Portfolio shares sold	2,318
Interest and dividends receivable	6,857
Variation margin receivable	34
Swap premiums paid	2,528
Unrealized appreciation on foreign currency contracts	519
Unrealized appreciation on swap agreements	1,404
493,864

Liabilities:
Payable for investments purchased	$131,816
Payable for Portfolio shares redeemed	57
Written options outstanding	19,098
Accrued investment advisory fee	60
Accrued administrative fee	84
Accrued servicing fee	27
Variation margin payable	34
Swap premiums received	1,460
Unrealized depreciation on foreign currency contracts	2,607
Unrealized depreciation on swap agreements	14,244
Other liabilities	1,760
171,247

Net Assets	$322,617

Net Assets Consist of:
Paid in capital	$458,985
(Overdistributed) net investment income	(315)
Accumulated undistributed net realized (loss)	(19,920)
Net unrealized (depreciation)	(116,133)
$322,617

Net Assets:
Institutional Class	$1,992
Administrative Class	318,753
Advisor Class	1,872

Shares Issued and Outstanding:
Institutional Class	352
Administrative Class	56,340
Advisor Class	331

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$5.66
Administrative Class	5.66
Advisor Class	5.66

Cost of Investments Owned	$400,342
Cost of Repurchase Agreements Owned	$28,700
Cost of Foreign Currency Held	$2,957
Premiums Received on Written Options	$3,427

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$31,469
Dividends	476
Miscellaneous income	2
Total Income	31,947

Expenses:
Investment advisory fees	962
Administrative fees	1,347
Servicing fees – Administrative Class	573
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	5
Interest expense	7
Total Expenses	2,895

Net Investment Income	29,052

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(14,020)
Net realized (loss) on futures contracts, written options and swaps	(2,821)
Net realized gain on foreign currency transactions	733
Net change in unrealized (depreciation) on investments	(85,288)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(18,654)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,214)
Net (Loss)	(123,264)

Net (Decrease) in Net Assets Resulting from Operations	$(94,212)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$29,052	$34,169
Net realized gain (loss)	(16,108)	1,830
Net change in unrealized (depreciation)	(107,156)	(19,847)
Net increase (decrease) resulting from operations	(94,212)	16,152

Distributions to Shareholders:
From net investment income
Institutional Class	(173)	(172)
Administrative Class	(28,321)	(34,729)
Advisor Class	(30)	(15)
From net realized capital gains
Institutional Class	(6)	0
Administrative Class	(1,001)	0
Advisor Class	(1)	0
Tax basis return of capital
Institutional Class	(10)	0
Administrative Class	(1,711)	0
Advisor Class	(2)	0

Total Distributions	(31,255)	(34,916)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	648	748
Administrative Class	148,686	112,557
Advisor Class	3,579	1,131
Issued as reinvestment of distributions
Institutional Class	189	172
Administrative Class	31,033	34,729
Advisor Class	33	14
Cost of shares redeemed
Institutional Class	(522)	(329)
Administrative Class	(188,671)	(193,158)
Advisor Class	(2,064)	(779)
Net (decrease) resulting from Portfolio share transactions	(7,089)	(44,915)

Total (Decrease) in Net Assets	(132,556)	(63,679)

Net Assets:
Beginning of year	455,173	518,852
End of year*	$322,617	$455,173

*Including (overdistributed) net investment income of:	$(315)	$(2,545)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 5.8%

AES Corp.
15.430% due 03/31/2010	$476	$404
15.430% due 04/30/2010	1,524	1,296

Alltel Communications, Inc.
3.939% due 05/15/2015	997	982

Amadeus Global Travel Distribution S.A.
2.436% due 04/08/2013	678	293
2.936% due 04/08/2014	678	310

Community Health Systems, Inc.
3.404% due 07/25/2014	15	12
4.000% due 07/25/2014	31	24
4.439% due 07/25/2014	111	87
4.446% due 07/25/2014	797	624

Daimler Finance North America LLC
6.000% due 08/03/2012	3,950	2,077

First Data Corp.
3.211% due 09/24/2014	931	603
6.512% due 09/24/2014	62	40

Ford Motor Co.
5.000% due 12/16/2013	3,455	1,408

HCA, Inc.
3.709% due 11/18/2013	3,911	3,092

Idearc, Inc.
3.440% due 11/17/2014	21	7
5.770% due 11/17/2014	475	150

Ineos Group Holdings PLC
5.952% due 10/07/2012	739	378

Metro-Goldwyn-Mayer, Inc.
4.709% due 04/08/2012	466	199

Quicksilver Resources, Inc.
7.750% due 08/05/2013	469	309

RH Donnelley Corp.
11.750% due 05/15/2015	1,125	281

Roundy’s Supermarket, Inc.
3.200% due 10/27/2011	434	304
4.630% due 10/27/2011	444	311

Texas Competitive Electric Holdings Co. LLC
5.368% due 10/10/2014	990	691
7.262% due 10/10/2014	5	4

Thompson Learning, Inc.
2.960% due 07/05/2014	2,074	1,363

Tribune Co.
5.000% due 06/04/2009 (a)	282	79
5.250% due 06/04/2014 (a)	1,358	264

Univision Communications, Inc.
2.711% due 09/15/2014	2,000	822

VNU/Nielson Finance LLC
3.825% due 08/09/2013	502	342
4.388% due 08/09/2013	1,458	992

Wind Acquisition Finance S.A.
11.752% due 12/21/2011	615	544

Wrigley WM JR Co.
6.500% due 10/06/2014	500	480

Total Bank Loan Obligations (Cost $29,883)		18,772

CORPORATE BONDS & NOTES 67.1%

BANKING & FINANCE 21.1%

AES Ironwood LLC
8.857% due 11/30/2025	2,282	1,997

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

AES Red Oak LLC
8.540% due 11/30/2019	$1,107	$980

American Express Bank FSB
5.500% due 04/16/2013	2,025	1,920

American Express Co.
7.000% due 03/19/2018	3,750	3,798

American International Group, Inc.
5.850% due 01/16/2018	1,200	806
8.175% due 05/15/2058	900	351
8.250% due 08/15/2018	4,250	3,115

Bank of America Corp.
8.000% due 12/29/2049	5,500	3,962

Barclays Bank PLC
6.050% due 12/04/2017	1,225	1,082
7.434% due 09/29/2049	1,100	557
7.700% due 04/29/2049	1,975	1,309

Bear Stearns Cos. LLC
6.400% due 10/02/2017	325	338

Caelus Re Ltd.
8.452% due 06/07/2011	250	239

Citigroup Capital XXI
8.300% due 12/21/2057	1,675	1,295

Citigroup Global Markets Holdings, Inc.
1.971% due 03/17/2009	2,200	2,189

Citigroup, Inc.
5.500% due 04/11/2013	1,250	1,218
6.125% due 05/15/2018	175	177
8.400% due 04/29/2049	2,550	1,687

Countrywide Financial Corp.
5.800% due 06/07/2012	1,000	975

El Paso Performance-Linked Trust
7.750% due 07/15/2011	850	740

Ferrellgas Escrow LLC
6.750% due 05/01/2014	900	625

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	100	69
7.800% due 06/01/2012	4,900	3,440
8.000% due 12/15/2016	100	65

Forest City Enterprises, Inc.
7.625% due 06/01/2015	250	89

GMAC LLC
6.625% due 05/15/2012	225	174
6.750% due 12/01/2014	100	68
7.250% due 03/02/2011	375	319
8.000% due 11/01/2031	2,325	1,363

Goldman Sachs Group, Inc.
2.417% due 03/02/2010	300	284
5.950% due 01/18/2018	775	736
6.150% due 04/01/2018	700	674
6.750% due 10/01/2037	2,700	2,198

HBOS PLC
6.750% due 05/21/2018	900	793

JPMorgan Chase & Co.
4.720% due 01/17/2011	900	842
7.900% due 04/29/2049	1,750	1,460

KRATON Polymers LLC
8.125% due 01/15/2014	1,300	526

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	775	78
6.625% due 01/18/2012 (a)	125	12
6.750% due 12/28/2017 (a)	1,250	0
6.875% due 05/02/2018 (a)	500	50
7.500% due 05/11/2038 (a)	1,025	0

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010	$825	$795
6.875% due 04/25/2018	2,250	2,358

Metropolitan Life Global Funding I
2.216% due 06/25/2010	300	270

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	1,586

Morgan Stanley
2.606% due 05/07/2010	100	94
4.752% due 01/18/2011	150	128
5.950% due 12/28/2017	3,200	2,660

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	600	419

NSG Holdings LLC
7.750% due 12/15/2025	1,875	1,472

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	250	117
7.640% due 03/31/2049	2,200	877

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,100	1,338

SLM Corp.
3.695% due 07/26/2010	400	342
8.450% due 06/15/2018	975	772

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	400	381

Tenneco, Inc.
8.125% due 11/15/2015	1,300	604

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	242
7.500% due 07/18/2016	1,000	525

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	675	516

UBS AG
5.750% due 04/25/2018	850	773

UBS Preferred Funding Trust V
6.243% due 05/29/2049	550	301

Universal City Development Partners
11.750% due 04/01/2010	525	340

Universal City Florida Holding Co. I & II
7.942% due 05/01/2010	175	76
8.375% due 05/01/2010	1,425	655

Ventas Realty LP
6.750% due 04/01/2017	320	245
7.125% due 06/01/2015	200	157
9.000% due 05/01/2012	525	470

Wachovia Corp.
2.352% due 06/01/2010	950	897
7.980% due 02/28/2049	3,250	2,778

Wells Fargo Capital XIII
7.700% due 12/29/2049	875	723

Wells Fargo Capital XV
9.750% due 12/29/2049	2,000	2,022

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	750	649

		68,182

INDUSTRIALS 31.7%

Actuant Corp.
6.875% due 06/15/2017	850	644

Allied Waste North America, Inc.
7.250% due 03/15/2015	1,600	1,490

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Allison Transmission, Inc.
11.000% due 11/01/2015	$1,455	$720

American Stores Co.
8.000% due 06/01/2026	1,100	693

AmeriGas Partners LP
7.125% due 05/20/2016	1,580	1,272
7.250% due 05/20/2015	1,050	861

ARAMARK Corp.
6.692% due 02/01/2015	450	342
8.500% due 02/01/2015	1,550	1,411

ArvinMeritor, Inc.
8.125% due 09/15/2015	2,165	985
8.750% due 03/01/2012	1,550	845

Berry Plastics Corp.
9.502% due 02/15/2015	2,125	1,477

Berry Plastics Holding Corp.
8.875% due 09/15/2014	1,075	473

Biomet, Inc.
10.375% due 10/15/2017 (b)	2,940	2,337
11.625% due 10/15/2017	5,040	4,334

Bombardier, Inc.
8.000% due 11/15/2014	160	142

Cascades, Inc.
7.250% due 02/15/2013	1,425	734

CCO Holdings LLC
8.750% due 11/15/2013	1,735	1,102

Celestica, Inc.
7.875% due 07/01/2011	1,050	961

Chart Industries, Inc.
9.125% due 10/15/2015	425	321

Chesapeake Energy Corp.
6.875% due 01/15/2016	100	80
7.000% due 08/15/2014	500	418
7.500% due 06/15/2014	325	276

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	932	489

CITIC Resources Finance Ltd.
6.750% due 05/15/2014	225	147

Colorado Interstate Gas Co.
5.950% due 03/15/2015	300	251

Community Health Systems, Inc.
8.875% due 07/15/2015	3,025	2,798

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	425	266
7.750% due 05/15/2017	635	371

Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	594	558
7.373% due 06/15/2017	216	125

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	950	290

Crown Americas LLC
7.625% due 11/15/2013	50	50

CSC Holdings, Inc.
6.750% due 04/15/2012	475	437
7.625% due 04/01/2011	1,800	1,706
7.625% due 07/15/2018	1,675	1,315

DaVita, Inc.
7.250% due 03/15/2015	975	931

Dex Media West LLC
9.875% due 08/15/2013	800	192

Dex Media, Inc.
8.000% due 11/15/2013	1,750	332

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

DirecTV Holdings LLC
8.375% due 03/15/2013	$500	$500

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,250	769
7.625% due 10/15/2026	325	159

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	772	757

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	1,250	888

EchoStar DBS Corp.
6.375% due 10/01/2011	375	350
6.625% due 10/01/2014	1,025	858
7.125% due 02/01/2016	3,855	3,238

El Paso Corp.
7.250% due 06/01/2018	1,100	879
7.750% due 06/15/2010	250	233
7.800% due 08/01/2031	750	492
8.050% due 10/15/2030	780	512

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,710	942

Ferrellgas Partners LP
8.870% due 08/01/2009 (j)	1,200	1,158

First Data Corp.
9.875% due 09/24/2015	4,950	3,020

Ford Motor Co.
9.215% due 09/15/2021	200	47

Freeport-McMoRan Copper & Gold, Inc.
7.084% due 04/01/2015	550	364
8.250% due 04/01/2015	555	472
8.375% due 04/01/2017	1,425	1,170

Freescale Semiconductor, Inc.
5.871% due 12/15/2014	500	172
8.875% due 12/15/2014	1,300	578
9.125% due 12/15/2014 (b)	1,025	241

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,000	955

General Motors Corp.
7.400% due 09/01/2025	50	8
7.700% due 04/15/2016	1,700	319
8.250% due 07/15/2023	475	81

Georgia-Pacific LLC
7.000% due 01/15/2015	1,100	940
7.125% due 01/15/2017	1,850	1,563
7.250% due 06/01/2028	150	92
7.375% due 12/01/2025	4,520	2,915
8.000% due 01/15/2024	1,775	1,207
8.875% due 05/15/2031	200	139

Goodyear Tire & Rubber Co.
6.318% due 12/01/2009	450	412

Harrah’s Operating Co., Inc.
10.750% due 02/01/2016	2,561	743

HCA, Inc.
7.190% due 11/15/2015	180	101
9.125% due 11/15/2014	800	744
9.250% due 11/15/2016	5,030	4,628

Hertz Corp.
8.875% due 01/01/2014	1,175	728

Ineos Group Holdings PLC
8.500% due 02/15/2016	2,175	207

Ingles Markets, Inc.
8.875% due 12/01/2011	950	831

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Intergen NV
9.000% due 06/30/2017	$1,755	$1,448

JET Equipment Trust
7.630% due 08/15/2012 (a)	152	1
10.000% due 06/15/2012 (a)	484	339

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,000	920

Legrand France S.A.
8.500% due 02/15/2025	975	855

Mattel, Inc.
2.396% due 06/15/2009	500	500

Nalco Co.
8.875% due 11/15/2013	1,300	1,105

New Albertson’s, Inc.
7.450% due 08/01/2029	2,915	1,734

Norampac Industries, Inc.
6.750% due 06/01/2013	875	398

Nortel Networks Ltd.
9.002% due 07/15/2011	795	203
10.125% due 07/15/2013	835	225

Northwest Pipeline GP
7.125% due 12/01/2025	500	432

NPC International, Inc.
9.500% due 05/01/2014	1,550	1,132

OPTI Canada, Inc.
8.250% due 12/15/2014	1,055	575

Quebecor Media, Inc.
7.750% due 03/15/2016	2,850	1,938

Qwest Communications International, Inc.
7.500% due 02/15/2014	1,097	790

Reynolds American, Inc.
7.750% due 06/01/2018	375	308

RH Donnelley Corp.
6.875% due 01/15/2013	250	35
8.875% due 01/15/2016	3,746	581
8.875% due 10/15/2017	2,525	391

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,525	1,182

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	4,200	2,226

Sanmina-SCI Corp.
8.125% due 03/01/2016	960	379

Seagate Technology HDD Holdings
6.375% due 10/01/2011	1,375	956

SemGroup LP
8.750% due 11/15/2015 (a)	2,750	110

Sensata Technologies BV
8.000% due 05/01/2014	2,175	990

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	69

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	298

Sonat, Inc.
7.000% due 02/01/2018	500	386
7.625% due 07/15/2011	1,450	1,329

Suburban Propane Partners LP
6.875% due 12/15/2013	725	598

Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,341	2,907

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TRW Automotive, Inc.
7.000% due 03/15/2014	$2,125	$1,137
7.250% due 03/15/2017	1,030	530

United Airlines, Inc.
6.201% due 12/31/2049	35	33
6.602% due 03/01/2015	80	74

United Rentals North America, Inc.
6.500% due 02/15/2012	1,485	1,181

Unitymedia GmbH
10.375% due 02/15/2015	750	592

Verso Paper Holdings LLC
9.125% due 08/01/2014	1,900	760

West Corp.
9.500% due 10/15/2014	1,500	832

Willamette Industries, Inc.
6.450% due 08/19/2009	550	556

Williams Cos., Inc.
7.625% due 07/15/2019	225	176

Williams Partners LP
7.250% due 02/01/2017	425	336

Windstream Corp.
7.000% due 03/15/2019	300	232
8.625% due 08/01/2016	3,160	2,812

Wynn Las Vegas LLC
6.625% due 12/01/2014	1,175	893

		102,072

UTILITIES 14.3%

AES Corp.
7.750% due 03/01/2014	750	664

Cincinnati Bell, Inc.
7.250% due 07/15/2013	725	642

Energy Future Holdings Corp.
10.875% due 11/01/2017	6,720	4,805
11.250% due 11/01/2017 (b)	275	135

Frontier Communications Corp.
6.625% due 03/15/2015	100	74
7.125% due 03/15/2019	2,750	1,856
7.450% due 07/01/2035	250	124
9.000% due 08/15/2031	925	587

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	950	55
9.750% due 05/01/2013 (a)	750	60

Homer City Funding LLC
8.734% due 10/01/2026	722	668

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	2,225	1,669

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,285

NGPL PipeCo. LLC
7.119% due 12/15/2017	1,375	1,240

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	725

NRG Energy, Inc.
7.250% due 02/01/2014	1,350	1,266
7.375% due 02/01/2016	3,790	3,534
7.375% due 01/15/2017	2,575	2,375

PSEG Energy Holdings LLC
8.500% due 06/15/2011	2,550	2,416

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Qwest Capital Funding, Inc.
7.900% due 08/15/2010	$425	$389

Qwest Corp.
5.246% due 06/15/2013	700	525
8.875% due 03/15/2012	2,600	2,418

Reliant Energy, Inc.
6.750% due 12/15/2014	3,175	2,873

Sprint Capital Corp.
6.375% due 05/01/2009	250	248
6.900% due 05/01/2019	3,250	2,311
8.750% due 03/15/2032	875	592

Sprint Nextel Corp.
6.000% due 12/01/2016	4,150	2,930

Telesat Canada
11.000% due 11/01/2015	2,040	1,469
12.500% due 11/01/2017	400	242

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,042	1,612

Texas Competitive Electric Holdings Co. LLC
10.500% due 11/01/2015	1,700	1,216
10.500% due 11/01/2016 (b)	975	492

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	1,000	825

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.250% due 05/23/2016	1,000	542

Virgin Media Finance PLC
9.125% due 08/15/2016	500	372

		46,236

Total Corporate Bonds & Notes (Cost $299,757)		216,490

CONVERTIBLE BONDS & NOTES 1.7%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	800	232

Chesapeake Energy Corp.
2.250% due 12/15/2038	3,305	1,500

CMS Energy Corp.
2.875% due 12/01/2024	1,000	871

Mylan, Inc.
1.250% due 03/15/2012	700	518

National City Corp.
4.000% due 02/01/2011	900	807

Nortel Networks Corp.
2.125% due 04/15/2014	1,000	145

Qwest Communications International, Inc.
3.500% due 11/15/2025	850	719

Rayonier TRS Holdings, Inc.
3.750% due 10/15/2012	650	583

Total Convertible Bonds & Notes (Cost $8,463)		5,375

MUNICIPAL BONDS & NOTES 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	14

Total Municipal Bonds & Notes (Cost $35)		14

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.2%

Fannie Mae
5.500% due 02/01/2038 (f)	$3,839	$3,940

Total U.S. Government Agencies (Cost $3,856)		3,940

MORTGAGE-BACKED SECURITIES 1.9%

American Home Mortgage Assets
0.661% due 05/25/2046	165	65
0.661% due 09/25/2046	62	25
0.681% due 10/25/2046	154	54
2.956% due 02/25/2047	85	29
3.176% due 11/25/2046	738	251
6.250% due 06/25/2037	350	158

American Home Mortgage Investment Trust
5.660% due 09/25/2045	49	23

Bear Stearns Adjustable Rate Mortgage Trust
5.472% due 05/25/2047	173	101

Chase Mortgage Finance Corp.
5.431% due 03/25/2037	75	48

Citigroup Mortgage Loan Trust, Inc.
4.683% due 03/25/2034	30	23
5.664% due 07/25/2046	64	33
6.014% due 09/25/2037	268	143

Countrywide Alternative Loan Trust
0.661% due 09/25/2046	89	35
0.702% due 12/20/2046	380	166
0.718% due 07/20/2046	137	56
0.801% due 11/20/2035	54	27
0.841% due 02/25/2037	741	256
3.256% due 12/25/2035	85	42
5.894% due 02/25/2037	155	84
6.000% due 11/25/2036	77	39
6.000% due 01/25/2037	243	131

Countrywide Home Loan Mortgage Pass-Through Trust
5.765% due 05/20/2036	969	485

CS First Boston Mortgage Securities Corp.
5.435% due 09/15/2034	368	341

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	1,400	1,115

GSR Mortgage Loan Trust
5.181% due 01/25/2036	73	50

Harborview Mortgage Loan Trust
0.761% due 07/19/2046	141	58
0.781% due 09/19/2046	62	25
3.106% due 12/19/2036	67	26
5.750% due 08/19/2036	128	63

Indymac IMSC Mortgage Loan Trust
0.651% due 07/25/2047	89	38

Indymac Index Mortgage Loan Trust
0.661% due 09/25/2046	135	55
0.671% due 06/25/2047	64	28
5.627% due 11/25/2035	465	232

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	63	49

LB-UBS Commercial Mortgage Trust
6.510% due 12/15/2026	193	190

Luminent Mortgage Trust
0.641% due 12/25/2036	82	36
0.651% due 12/25/2036	68	28

MASTR Adjustable Rate Mortgages Trust
0.681% due 04/25/2046	47	18

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
7.560% due 11/15/2031	$74	$74

Merrill Lynch Mortgage-Backed Securities Trust
5.819% due 04/25/2037	76	54

Residential Accredit Loans, Inc.
0.801% due 03/25/2037	468	138

Structured Asset Mortgage Investments, Inc.
0.651% due 09/25/2047	90	45
0.661% due 07/25/2046	158	69
0.691% due 05/25/2046	65	26
0.691% due 09/25/2047	1,000	184

Suntrust Alternative Loan Trust
0.821% due 04/25/2036	263	109

WaMu Mortgage Pass-Through Certificates
2.956% due 02/25/2047	147	55
2.956% due 03/25/2047	155	58
3.016% due 04/25/2047	79	35
3.076% due 12/25/2046	71	27
5.339% due 01/25/2037	73	41
5.449% due 02/25/2037	166	99
5.606% due 12/25/2036	82	41
5.653% due 05/25/2037	84	57
5.706% due 02/25/2037	79	43
5.862% due 02/25/2037	78	55
5.929% due 09/25/2036	65	37

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.226% due 05/25/2046	65	28

Wells Fargo Mortgage-Backed Securities Trust
5.594% due 07/25/2036	77	42

Total Mortgage-Backed Securities (Cost $7,644)		5,943

ASSET-BACKED SECURITIES 0.2%

Lehman XS Trust
0.721% due 08/25/2046	601	64

Massachusetts Educational Financing Authority
4.485% due 04/25/2038	194	147

MASTR Asset-Backed Securities Trust
0.681% due 11/25/2036	100	23

Structured Asset Securities Corp.
0.621% due 05/25/2037	297	239
0.771% due 06/25/2035	530	293

Total Asset-Backed Securities (Cost $978)		766

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.2%

Bombardier, Inc.
7.250% due 11/15/2016	EUR	500	$427

Chesapeake Energy Corp.
6.250% due 01/15/2017		125	107

Credit Agricole S.A.
4.130% due 11/29/2049		150	143

Intesa Sanpaolo SpA
8.047% due 06/29/2049		400	335

Lighthouse International Co. S.A.
8.000% due 04/30/2014		1,670	1,114

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		1,500	1,397

RBS Capital Trust A
6.467% due 12/29/2049		350	234

Royal Bank of Scotland Group PLC
9.644% due 04/06/2011	GBP	469	408

Sensata Technologies BV
11.250% due 01/15/2014	EUR	900	565

Societe Generale
6.999% due 12/29/2049		150	137

UBS AG
7.152% due 12/29/2049		600	581

UPC Broadband Holding BV
4.636% due 12/31/2014		942	851

UPC Holding BV
7.750% due 01/15/2014		600	659

Total Foreign Currency-Denominated Issues (Cost $10,734)			6,958

		SHARES
CONVERTIBLE PREFERRED STOCKS 1.7%

American International Group, Inc.
8.500% due 01/15/2014		6,200	53

Bank of America Corp.
7.250% due 01/15/2014		2,600	1,694

Citigroup, Inc.
6.500% due 01/15/2014		7,500	212

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 01/15/2014		3,800	181

General Motors Corp.
5.250% due 03/06/2032		83,200	312

	SHARES	VALUE (000S)

Wachovia Corp.
7.500% due 03/06/2032	4,150	$3,112

Total Convertible Preferred Stocks (Cost $7,746)		5,564

PREFERRED STOCKS 0.0%

Merrill Lynch & Co., Inc.
2.376% due 03/06/2032	5,900	47

Total Preferred Stocks (Cost $289)		47

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.4%

CERTIFICATES OF DEPOSIT 0.4%

Unicredito Italiano NY
1.640% due 05/18/2009	$900	900
1.795% due 05/15/2009	300	298

		1,198

COMMERCIAL PAPER 0.4%

Morgan Stanley
3.800% due 01/26/2009	1,500	1,496

REPURCHASE AGREEMENTS 8.9%

JPMorgan Chase Bank N.A.
0.030% due 01/02/2009	28,700	28,700

(Dated 12/31/2008. Collateralized by Fannie Mae 4.750% due 11/19/2012 valued at $29,198. Repurchase proceeds are $28,700.)

U.S. TREASURY BILLS 7.7%
1.046% due 01/02/2009 - 06/11/2009 (c)(d)	24,840	24,785

Total Short-Term Instruments (Cost $56,231)		56,179

PURCHASED OPTIONS (h) 5.9%
(Cost $3,426)		19,097

Total Investments 105.1% (Cost $429,042)		$339,145

Written Options (i) (5.9%) (Premiums $3,427)		(19,098)

Other Assets and Liabilities (Net) 0.8%		2,570

Net Assets 100.0%		$322,617

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average rate.
(d)	Securities with an aggregate market value of $16,954 and cash of $750 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $3,000 at a weighted average interest rate of 3.000%. On December 31, 2008, there were no open reverse repurchase agreements.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(f)	Securities with an aggregate market value of $261 and cash of $746 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	26	$119
90-Day Eurodollar June Futures	Long	06/2009	106	634
90-Day Eurodollar June Futures	Long	06/2010	26	90
90-Day Eurodollar September Futures	Long	09/2009	193	1,103
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	23	42
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	242	2,180
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	40	197

				$4,365

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Community Health Systems, Inc.	GSC	4.570%	09/20/2013	8.621%	$1,150	$(158)	$0	$(158)
General Electric Capital Corp.	CITI	4.100%	12/20/2013	3.708%	900	16	0	16
General Motors Corp.	DUB	6.700%	12/20/2012	81.101%	1,800	(1,354)	0	(1,354)
Georgia-Pacific LLC	CITI	2.220%	09/20/2012	9.342%	500	(101)	0	(101)
Georgia-Pacific LLC	CITI	4.650%	06/20/2015	9.458%	100	(19)	0	(19)
GMAC LLC	DUB	5.000%	03/20/2012	8.272%	200	(17)	(31)	14
GMAC LLC	MSC	6.560%	12/20/2012	8.147%	1,500	(72)	0	(72)
Goodyear Tire & Rubber Co.	CITI	3.650%	06/20/2013	10.345%	500	(103)	0	(103)
Nortel Networks Corp.	CITI	5.000%	03/20/2013	88.208%	2,000	(1,467)	(300)	(1,167)
NRG Energy, Inc.	GSC	4.200%	09/20/2013	5.537%	100	(5)	0	(5)
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	12.274%	600	(140)	0	(140)
RSHB Capital S.A. for OJSC Russian Agricultural Bank	BCLY	0.740%	03/20/2009	11.299%	1,000	(21)	0	(21)
Russia Government International Bond	BCLY	0.760%	02/20/2009	11.292%	1,500	(18)	0	(18)
SLM Corp.	BCLY	5.000%	12/20/2013	8.265%	750	(82)	(83)	1
Sprint Nextel Corp.	BCLY	7.150%	06/20/2009	13.737%	1,000	(28)	0	(28)

						$(3,569)	$(414)	$(3,155)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 Index 25-35%	MLP	4.530%	12/20/2010	$3,500	$(203)	$0	$(203)
CDX.HY-9 Index 25-35%	MLP	3.230%	12/20/2012	2,400	(529)	0	(529)
CDX.HY-9 Index 35-100%	MLP	1.550%	12/20/2010	589	(8)	0	(8)
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	1,070	7	0	7
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	7,700	(150)	(65)	(85)

					$(883)	$(65)	$(818)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  High Yield Portfolio  (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(935)	$(76)	$(859)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(91)	(25)	(66)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(397)	(25)	(372)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	36	12	24
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	45	8	37
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	36	12	24
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		$400	18	15	3
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		11,900	946	785	161
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		10,000	974	749	225
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		2,200	214	165	49
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MLP		5,320	1,158	404	754
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		1,400	(31)	(120)	89
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		12,000	(5,457)	(293)	(5,164)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		3,300	(1,501)	51	(1,552)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		2,700	(1,228)	13	(1,241)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		2,200	(1,001)	(128)	(873)

							$(7,214)	$1,547	$(8,761)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	Motorola, Inc.	12,200	3.670%	$62	01/23/2009	MLP	$(8)
Receive	SandRidge Energy, Inc.	25,000	3.785%	250	01/23/2009	MLP	(98)

							$(106)

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	$51,000	$495	$2,515
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	120,000	1,068	6,830
Call - OTC 2-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	33,300	364	1,896
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	59,100	564	2,915
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	86,800	935	4,941

							$3,426	$19,097

(i)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	$17,000	$474	$2,636
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	40,000	1,036	6,704
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	9,300	288	1,559
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	05/06/2009	4,800	88	291
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	05/06/2009	4,800	91	9
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	19,700	556	3,055
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	28,900	894	4,844

							$3,427	$19,098

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	73	$197,500	$5,196
Sales	984	80,200	2,555
Closing Buys	(1,057)	(153,200)	(4,324)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2008	0	$124,500	$3,427

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(j)	Restricted securities as of December 31, 2008:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$559	$558	0.17%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,217	1,158	0.36%

				$1,776	$1,716	0.53%

(k)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	BCLY	6,834	02/2009	$0	$(51)	$(51)
Sell		JPM	963	02/2009	0	(6)	(6)
Buy		UBS	9,437	02/2009	0	(285)	(285)
Sell		UBS	1,640	02/2009	0	(31)	(31)
Buy	CNY	BCLY	1,273	07/2009	0	(15)	(15)
Buy		DUB	3,949	07/2009	0	(43)	(43)
Buy		HSBC	2,612	07/2009	0	(24)	(24)
Buy		JPM	5,324	07/2009	0	(60)	(60)
Buy	EUR	BCLY	359	01/2009	50	0	50
Buy		BNP	336	01/2009	47	0	47
Sell		MSC	625	01/2009	0	(69)	(69)
Sell		RBS	6,375	01/2009	0	(807)	(807)
Sell	GBP	BCLY	779	01/2009	34	0	34
Sell		CITI	844	01/2009	38	0	38
Buy		MSC	773	01/2009	0	(27)	(27)
Sell		MSC	436	01/2009	29	0	29
Buy		RBS	411	01/2009	0	(24)	(24)
Sell		UBS	749	01/2009	34	0	34
Sell	JPY	CSFB	1,127	01/2009	0	0	0
Sell		MLP	1,498	01/2009	0	(1)	(1)
Buy	MYR	BCLY	3,849	02/2009	12	0	12
Sell		BCLY	5,844	02/2009	0	(36)	(36)
Sell		CITI	1,733	02/2009	0	(30)	(30)
Buy		DUB	1,660	02/2009	3	0	3
Buy		JPM	2,069	02/2009	17	0	17
Buy		BCLY	735	04/2009	2	0	2
Sell		BCLY	2,492	04/2009	0	(5)	(5)
Buy		BOA	631	04/2009	2	0	2
Buy		CITI	1,266	04/2009	5	0	5
Buy		HSBC	1,426	04/2009	11	0	11
Sell		JPM	1,565	04/2009	1	0	1
Buy	PHP	BCLY	9,300	02/2009	0	(12)	(12)
Buy		CITI	15,967	02/2009	17	0	17
Sell		CITI	64,803	02/2009	0	(66)	(66)
Buy		DUB	37,400	02/2009	7	(7)	0
Buy		HSBC	11,140	02/2009	0	(15)	(15)
Buy		JPM	15,642	02/2009	0	(17)	(17)
Sell		JPM	44,045	02/2009	0	(38)	(38)
Buy		MSC	16,000	02/2009	0	(23)	(23)
Buy		RBS	3,400	02/2009	0	(6)	(6)
Buy		BCLY	1,471	05/2009	1	0	1
Buy		CITI	35,783	05/2009	5	(1)	4
Sell		CITI	47,924	05/2009	0	(69)	(69)
Buy		JPM	10,670	05/2009	2	0	2
Buy		LEH	2,400	12/2010	0	(3)	(3)
Sell		LEH	2,400	12/2010	0	(1)	(1)
Sell	RUB	CITI	803	04/2009	6	0	6
Buy		BCLY	36,467	05/2009	4	(327)	(323)
Sell		DUB	35,437	05/2009	0	(423)	(423)
Buy		DUB	29,676	05/2009	77	0	77
Sell		HSBC	15,913	05/2009	55	0	55
Sell		JPM	17,501	05/2009	33	0	33
Buy	SGD	CITI	1,775	04/2009	3	(25)	(22)
Sell		DUB	516	04/2009	8	0	8
Buy		HSBC	205	04/2009	2	0	2
Buy		UBS	251	04/2009	4	0	4
Buy		CITI	304	07/2009	1	0	1
Sell		HSBC	304	07/2009	1	0	1
Buy		LEH	1,350	12/2010	0	(60)	(60)
Buy		LEH	1,350	12/2010	8	0	8

Sell					$519	$(2,607)	$(2,088)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  High Yield Portfolio  (Cont.)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$3,166	$332,950	$3,029	$339,145
Other Financial Instruments ++	4,365	(34,026)	0	(29,661)

Total	$7,531	$298,924	$3,029	$309,484

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$6,258	$(1,724)	$19	$10	$(1,534)	$0	$3,029
Other Financial Instruments ++	(28)	0	0	0	(10)	38	0

Total	$6,230	$(1,724)	$19	$10	$(1,544)	$38	$3,029

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the “Position")

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not

18	PIMCO Variable Insurance Trust

December 31, 2008

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the

20	PIMCO Variable Insurance Trust

December 31, 2008

exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had $24,238 in unfunded loan commitments outstanding.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral

22	PIMCO Variable Insurance Trust

December 31, 2008

and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,017,596	$1,073,954	$248,040	$238,746

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	93	$648	89	$748
Administrative Class	22,379	148,686	13,678	112,557
Advisor Class	556	3,579	139	1,131
Issued as reinvestment of distributions
Institutional Class	27	189	21	172
Administrative Class	4,487	31,033	4,227	34,729
Advisor Class	5	33	2	14
Cost of shares redeemed
Institutional Class	(73)	(522)	(40)	(329)
Administrative Class	(26,730)	(188,671)	(23,641)	(193,158)
Advisor Class	(283)	(2,064)	(96)	(779)
Net increase (decrease) resulting from Portfolio share transactions	461	$(7,089)	(5,621)	$(44,915)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	98
Administrative Class	3	68	*
Advisor Class	2	96

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased

24	PIMCO Variable Insurance Trust

December 31, 2008

futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
$0	$0	$(117,475)	$(180)	$(12,717)	$(5,996)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$12,717	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$430,163	$17,327	$(108,345)	$(91,018)

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and contingent payment debt instruments.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$28,523	$1,009	$1,723
12/31/2007	34,830	86	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	27

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

High Yield Portfolio	1.56%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.88%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	31

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

32	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)	(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Glossary	27
Federal Income Tax Information	28
Privacy Policy	29
Management of the Trust	30
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	32

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Corporate Bonds & Notes	63.8%
Short-Term Instruments	16.6%
Purchased Options	5.6%
Bank Loan Obligations	5.5%
Foreign Currency-Denominated Issues	2.1%
Other	6.4%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (07/01/02)*
PIMCO High Yield Portfolio Institutional Class	-23.39%	-0.16%	3.66%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	-23.31%	-0.34%	3.53%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 07/01/02. Index comparisons began on 06/30/02.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$781.50	$1,022.12
Expenses Paid During Periodà	$2.69	$3.05

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to BBB-rated issues benefited performance as this group of bonds outperformed the overall high-yield market, including all quality tiers (Source: Merrill Lynch).

»	An overweight to the healthcare sector, which remained relatively resilient throughout the volatile year, benefited returns versus the Index.

»	An underweight to the gaming sector, which materially underperformed over the twelve-month period, benefited performance.

»	As the automotive sector came under significant pressure alongside multiple downgrades, an overweight to the industry category was a significant detractor from performance.

»	An underweight to consumer non-cyclicals, where the middle and upper quality tiers of the market led the sector, detracted from performance.

»	Exposure to bank loans detracted from relative performance as this asset class came under considerable technical pressure and underperformed high-yield bonds.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$8.05	$8.34	$8.19	$8.40	$8.19
Net investment income (a)	0.55	0.57	0.58	0.55	0.53
Net realized/unrealized gain (loss) on investments	(2.34)	(0.27)	0.15	(0.21)	0.23
Total income (loss) from investment operations	(1.79)	0.30	0.73	0.34	0.76
Dividends from net investment income	(0.55)	(0.59)	(0.58)	(0.55)	(0.55)
Distributions from net realized capital gains	(0.02)	0.00	0.00	0.00	0.00
Tax basis return of capital	(0.03)	0.00	0.00	0.00	0.00
Total distributions	(0.60)	(0.59)	(0.58)	(0.55)	(0.55)
Net asset value end of year	$5.66	$8.05	$8.34	$8.19	$8.40
Total return	(23.39)%	3.66%	9.24%	4.26%	9.71%
Net assets end of year (000s)	$1,992	$2,456	$1,963	$687	$343
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	7.74%	6.99%	7.05%	6.68%	6.51%
Portfolio turnover rate	313%	131%	81%	109%	97%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$310,445
Repurchase agreements, at value	28,700
Cash	3,125
Deposits with counterparty	1,496
Foreign currency, at value	2,883
Receivable for investments sold	133,555
Receivable for Portfolio shares sold	2,318
Interest and dividends receivable	6,857
Variation margin receivable	34
Swap premiums paid	2,528
Unrealized appreciation on foreign currency contracts	519
Unrealized appreciation on swap agreements	1,404
493,864

Liabilities:
Payable for investments purchased	$131,816
Payable for Portfolio shares redeemed	57
Written options outstanding	19,098
Accrued investment advisory fee	60
Accrued administrative fee	84
Accrued servicing fee	27
Variation margin payable	34
Swap premiums received	1,460
Unrealized depreciation on foreign currency contracts	2,607
Unrealized depreciation on swap agreements	14,244
Other liabilities	1,760
171,247

Net Assets	$322,617

Net Assets Consist of:
Paid in capital	$458,985
(Overdistributed) net investment income	(315)
Accumulated undistributed net realized (loss)	(19,920)
Net unrealized (depreciation)	(116,133)
$322,617

Net Assets:
Institutional Class	$1,992
Administrative Class	318,753
Advisor Class	1,872

Shares Issued and Outstanding:
Institutional Class	352
Administrative Class	56,340
Advisor Class	331

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$5.66
Administrative Class	5.66
Advisor Class	5.66

Cost of Investments Owned	$400,342
Cost of Repurchase Agreements Owned	$28,700
Cost of Foreign Currency Held	$2,957
Premiums Received on Written Options	$3,427

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$31,469
Dividends	476
Miscellaneous income	2
Total Income	31,947

Expenses:
Investment advisory fees	962
Administrative fees	1,347
Servicing fees – Administrative Class	573
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	5
Interest expense	7
Total Expenses	2,895

Net Investment Income	29,052

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(14,020)
Net realized (loss) on futures contracts, written options and swaps	(2,821)
Net realized gain on foreign currency transactions	733
Net change in unrealized (depreciation) on investments	(85,288)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(18,654)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,214)
Net (Loss)	(123,264)

Net (Decrease) in Net Assets Resulting from Operations	$(94,212)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$29,052	$34,169
Net realized gain (loss)	(16,108)	1,830
Net change in unrealized (depreciation)	(107,156)	(19,847)
Net increase (decrease) resulting from operations	(94,212)	16,152

Distributions to Shareholders:
From net investment income
Institutional Class	(173)	(172)
Administrative Class	(28,321)	(34,729)
Advisor Class	(30)	(15)
From net realized capital gains
Institutional Class	(6)	0
Administrative Class	(1,001)	0
Advisor Class	(1)	0
Tax basis return of capital
Institutional Class	(10)	0
Administrative Class	(1,711)	0
Advisor Class	(2)	0

Total Distributions	(31,255)	(34,916)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	648	748
Administrative Class	148,686	112,557
Advisor Class	3,579	1,131
Issued as reinvestment of distributions
Institutional Class	189	172
Administrative Class	31,033	34,729
Advisor Class	33	14
Cost of shares redeemed
Institutional Class	(522)	(329)
Administrative Class	(188,671)	(193,158)
Advisor Class	(2,064)	(779)
Net (decrease) resulting from Portfolio share transactions	(7,089)	(44,915)

Total (Decrease) in Net Assets	(132,556)	(63,679)

Net Assets:
Beginning of year	455,173	518,852
End of year*	$322,617	$455,173

*Including (overdistributed) net investment income of:	$(315)	$(2,545)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 5.8%

AES Corp.
15.430% due 03/31/2010	$476	$404
15.430% due 04/30/2010	1,524	1,296

Alltel Communications, Inc.
3.939% due 05/15/2015	997	982

Amadeus Global Travel Distribution S.A.
2.436% due 04/08/2013	678	293
2.936% due 04/08/2014	678	310

Community Health Systems, Inc.
3.404% due 07/25/2014	15	12
4.000% due 07/25/2014	31	24
4.439% due 07/25/2014	111	87
4.446% due 07/25/2014	797	624

Daimler Finance North America LLC
6.000% due 08/03/2012	3,950	2,077

First Data Corp.
3.211% due 09/24/2014	931	603
6.512% due 09/24/2014	62	40

Ford Motor Co.
5.000% due 12/16/2013	3,455	1,408

HCA, Inc.
3.709% due 11/18/2013	3,911	3,092

Idearc, Inc.
3.440% due 11/17/2014	21	7
5.770% due 11/17/2014	475	150

Ineos Group Holdings PLC
5.952% due 10/07/2012	739	378

Metro-Goldwyn-Mayer, Inc.
4.709% due 04/08/2012	466	199

Quicksilver Resources, Inc.
7.750% due 08/05/2013	469	309

RH Donnelley Corp.
11.750% due 05/15/2015	1,125	281

Roundy’s Supermarket, Inc.
3.200% due 10/27/2011	434	304
4.630% due 10/27/2011	444	311

Texas Competitive Electric Holdings Co. LLC
5.368% due 10/10/2014	990	691
7.262% due 10/10/2014	5	4

Thompson Learning, Inc.
2.960% due 07/05/2014	2,074	1,363

Tribune Co.
5.000% due 06/04/2009 (a)	282	79
5.250% due 06/04/2014 (a)	1,358	264

Univision Communications, Inc.
2.711% due 09/15/2014	2,000	822

VNU/Nielson Finance LLC
3.825% due 08/09/2013	502	342
4.388% due 08/09/2013	1,458	992

Wind Acquisition Finance S.A.
11.752% due 12/21/2011	615	544

Wrigley WM JR Co.
6.500% due 10/06/2014	500	480

Total Bank Loan Obligations (Cost $29,883)		18,772

CORPORATE BONDS & NOTES 67.1%

BANKING & FINANCE 21.1%

AES Ironwood LLC
8.857% due 11/30/2025	2,282	1,997

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

AES Red Oak LLC
8.540% due 11/30/2019	$1,107	$980

American Express Bank FSB
5.500% due 04/16/2013	2,025	1,920

American Express Co.
7.000% due 03/19/2018	3,750	3,798

American International Group, Inc.
5.850% due 01/16/2018	1,200	806
8.175% due 05/15/2058	900	351
8.250% due 08/15/2018	4,250	3,115

Bank of America Corp.
8.000% due 12/29/2049	5,500	3,962

Barclays Bank PLC
6.050% due 12/04/2017	1,225	1,082
7.434% due 09/29/2049	1,100	557
7.700% due 04/29/2049	1,975	1,309

Bear Stearns Cos. LLC
6.400% due 10/02/2017	325	338

Caelus Re Ltd.
8.452% due 06/07/2011	250	239

Citigroup Capital XXI
8.300% due 12/21/2057	1,675	1,295

Citigroup Global Markets Holdings, Inc.
1.971% due 03/17/2009	2,200	2,189

Citigroup, Inc.
5.500% due 04/11/2013	1,250	1,218
6.125% due 05/15/2018	175	177
8.400% due 04/29/2049	2,550	1,687

Countrywide Financial Corp.
5.800% due 06/07/2012	1,000	975

El Paso Performance-Linked Trust
7.750% due 07/15/2011	850	740

Ferrellgas Escrow LLC
6.750% due 05/01/2014	900	625

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	100	69
7.800% due 06/01/2012	4,900	3,440
8.000% due 12/15/2016	100	65

Forest City Enterprises, Inc.
7.625% due 06/01/2015	250	89

GMAC LLC
6.625% due 05/15/2012	225	174
6.750% due 12/01/2014	100	68
7.250% due 03/02/2011	375	319
8.000% due 11/01/2031	2,325	1,363

Goldman Sachs Group, Inc.
2.417% due 03/02/2010	300	284
5.950% due 01/18/2018	775	736
6.150% due 04/01/2018	700	674
6.750% due 10/01/2037	2,700	2,198

HBOS PLC
6.750% due 05/21/2018	900	793

JPMorgan Chase & Co.
4.720% due 01/17/2011	900	842
7.900% due 04/29/2049	1,750	1,460

KRATON Polymers LLC
8.125% due 01/15/2014	1,300	526

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	775	78
6.625% due 01/18/2012 (a)	125	12
6.750% due 12/28/2017 (a)	1,250	0
6.875% due 05/02/2018 (a)	500	50
7.500% due 05/11/2038 (a)	1,025	0

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010	$825	$795
6.875% due 04/25/2018	2,250	2,358

Metropolitan Life Global Funding I
2.216% due 06/25/2010	300	270

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	1,586

Morgan Stanley
2.606% due 05/07/2010	100	94
4.752% due 01/18/2011	150	128
5.950% due 12/28/2017	3,200	2,660

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	600	419

NSG Holdings LLC
7.750% due 12/15/2025	1,875	1,472

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	250	117
7.640% due 03/31/2049	2,200	877

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,100	1,338

SLM Corp.
3.695% due 07/26/2010	400	342
8.450% due 06/15/2018	975	772

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	400	381

Tenneco, Inc.
8.125% due 11/15/2015	1,300	604

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	242
7.500% due 07/18/2016	1,000	525

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	675	516

UBS AG
5.750% due 04/25/2018	850	773

UBS Preferred Funding Trust V
6.243% due 05/29/2049	550	301

Universal City Development Partners
11.750% due 04/01/2010	525	340

Universal City Florida Holding Co. I & II
7.942% due 05/01/2010	175	76
8.375% due 05/01/2010	1,425	655

Ventas Realty LP
6.750% due 04/01/2017	320	245
7.125% due 06/01/2015	200	157
9.000% due 05/01/2012	525	470

Wachovia Corp.
2.352% due 06/01/2010	950	897
7.980% due 02/28/2049	3,250	2,778

Wells Fargo Capital XIII
7.700% due 12/29/2049	875	723

Wells Fargo Capital XV
9.750% due 12/29/2049	2,000	2,022

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	750	649

		68,182

INDUSTRIALS 31.7%

Actuant Corp.
6.875% due 06/15/2017	850	644

Allied Waste North America, Inc.
7.250% due 03/15/2015	1,600	1,490

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Allison Transmission, Inc.
11.000% due 11/01/2015	$1,455	$720

American Stores Co.
8.000% due 06/01/2026	1,100	693

AmeriGas Partners LP
7.125% due 05/20/2016	1,580	1,272
7.250% due 05/20/2015	1,050	861

ARAMARK Corp.
6.692% due 02/01/2015	450	342
8.500% due 02/01/2015	1,550	1,411

ArvinMeritor, Inc.
8.125% due 09/15/2015	2,165	985
8.750% due 03/01/2012	1,550	845

Berry Plastics Corp.
9.502% due 02/15/2015	2,125	1,477

Berry Plastics Holding Corp.
8.875% due 09/15/2014	1,075	473

Biomet, Inc.
10.375% due 10/15/2017 (b)	2,940	2,337
11.625% due 10/15/2017	5,040	4,334

Bombardier, Inc.
8.000% due 11/15/2014	160	142

Cascades, Inc.
7.250% due 02/15/2013	1,425	734

CCO Holdings LLC
8.750% due 11/15/2013	1,735	1,102

Celestica, Inc.
7.875% due 07/01/2011	1,050	961

Chart Industries, Inc.
9.125% due 10/15/2015	425	321

Chesapeake Energy Corp.
6.875% due 01/15/2016	100	80
7.000% due 08/15/2014	500	418
7.500% due 06/15/2014	325	276

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	932	489

CITIC Resources Finance Ltd.
6.750% due 05/15/2014	225	147

Colorado Interstate Gas Co.
5.950% due 03/15/2015	300	251

Community Health Systems, Inc.
8.875% due 07/15/2015	3,025	2,798

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	425	266
7.750% due 05/15/2017	635	371

Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	594	558
7.373% due 06/15/2017	216	125

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	950	290

Crown Americas LLC
7.625% due 11/15/2013	50	50

CSC Holdings, Inc.
6.750% due 04/15/2012	475	437
7.625% due 04/01/2011	1,800	1,706
7.625% due 07/15/2018	1,675	1,315

DaVita, Inc.
7.250% due 03/15/2015	975	931

Dex Media West LLC
9.875% due 08/15/2013	800	192

Dex Media, Inc.
8.000% due 11/15/2013	1,750	332

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

DirecTV Holdings LLC
8.375% due 03/15/2013	$500	$500

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,250	769
7.625% due 10/15/2026	325	159

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	772	757

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	1,250	888

EchoStar DBS Corp.
6.375% due 10/01/2011	375	350
6.625% due 10/01/2014	1,025	858
7.125% due 02/01/2016	3,855	3,238

El Paso Corp.
7.250% due 06/01/2018	1,100	879
7.750% due 06/15/2010	250	233
7.800% due 08/01/2031	750	492
8.050% due 10/15/2030	780	512

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,710	942

Ferrellgas Partners LP
8.870% due 08/01/2009 (j)	1,200	1,158

First Data Corp.
9.875% due 09/24/2015	4,950	3,020

Ford Motor Co.
9.215% due 09/15/2021	200	47

Freeport-McMoRan Copper & Gold, Inc.
7.084% due 04/01/2015	550	364
8.250% due 04/01/2015	555	472
8.375% due 04/01/2017	1,425	1,170

Freescale Semiconductor, Inc.
5.871% due 12/15/2014	500	172
8.875% due 12/15/2014	1,300	578
9.125% due 12/15/2014 (b)	1,025	241

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,000	955

General Motors Corp.
7.400% due 09/01/2025	50	8
7.700% due 04/15/2016	1,700	319
8.250% due 07/15/2023	475	81

Georgia-Pacific LLC
7.000% due 01/15/2015	1,100	940
7.125% due 01/15/2017	1,850	1,563
7.250% due 06/01/2028	150	92
7.375% due 12/01/2025	4,520	2,915
8.000% due 01/15/2024	1,775	1,207
8.875% due 05/15/2031	200	139

Goodyear Tire & Rubber Co.
6.318% due 12/01/2009	450	412

Harrah’s Operating Co., Inc.
10.750% due 02/01/2016	2,561	743

HCA, Inc.
7.190% due 11/15/2015	180	101
9.125% due 11/15/2014	800	744
9.250% due 11/15/2016	5,030	4,628

Hertz Corp.
8.875% due 01/01/2014	1,175	728

Ineos Group Holdings PLC
8.500% due 02/15/2016	2,175	207

Ingles Markets, Inc.
8.875% due 12/01/2011	950	831

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Intergen NV
9.000% due 06/30/2017	$1,755	$1,448

JET Equipment Trust
7.630% due 08/15/2012 (a)	152	1
10.000% due 06/15/2012 (a)	484	339

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,000	920

Legrand France S.A.
8.500% due 02/15/2025	975	855

Mattel, Inc.
2.396% due 06/15/2009	500	500

Nalco Co.
8.875% due 11/15/2013	1,300	1,105

New Albertson’s, Inc.
7.450% due 08/01/2029	2,915	1,734

Norampac Industries, Inc.
6.750% due 06/01/2013	875	398

Nortel Networks Ltd.
9.002% due 07/15/2011	795	203
10.125% due 07/15/2013	835	225

Northwest Pipeline GP
7.125% due 12/01/2025	500	432

NPC International, Inc.
9.500% due 05/01/2014	1,550	1,132

OPTI Canada, Inc.
8.250% due 12/15/2014	1,055	575

Quebecor Media, Inc.
7.750% due 03/15/2016	2,850	1,938

Qwest Communications International, Inc.
7.500% due 02/15/2014	1,097	790

Reynolds American, Inc.
7.750% due 06/01/2018	375	308

RH Donnelley Corp.
6.875% due 01/15/2013	250	35
8.875% due 01/15/2016	3,746	581
8.875% due 10/15/2017	2,525	391

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,525	1,182

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	4,200	2,226

Sanmina-SCI Corp.
8.125% due 03/01/2016	960	379

Seagate Technology HDD Holdings
6.375% due 10/01/2011	1,375	956

SemGroup LP
8.750% due 11/15/2015 (a)	2,750	110

Sensata Technologies BV
8.000% due 05/01/2014	2,175	990

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	69

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	298

Sonat, Inc.
7.000% due 02/01/2018	500	386
7.625% due 07/15/2011	1,450	1,329

Suburban Propane Partners LP
6.875% due 12/15/2013	725	598

Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,341	2,907

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TRW Automotive, Inc.
7.000% due 03/15/2014	$2,125	$1,137
7.250% due 03/15/2017	1,030	530

United Airlines, Inc.
6.201% due 12/31/2049	35	33
6.602% due 03/01/2015	80	74

United Rentals North America, Inc.
6.500% due 02/15/2012	1,485	1,181

Unitymedia GmbH
10.375% due 02/15/2015	750	592

Verso Paper Holdings LLC
9.125% due 08/01/2014	1,900	760

West Corp.
9.500% due 10/15/2014	1,500	832

Willamette Industries, Inc.
6.450% due 08/19/2009	550	556

Williams Cos., Inc.
7.625% due 07/15/2019	225	176

Williams Partners LP
7.250% due 02/01/2017	425	336

Windstream Corp.
7.000% due 03/15/2019	300	232
8.625% due 08/01/2016	3,160	2,812

Wynn Las Vegas LLC
6.625% due 12/01/2014	1,175	893

		102,072

UTILITIES 14.3%

AES Corp.
7.750% due 03/01/2014	750	664

Cincinnati Bell, Inc.
7.250% due 07/15/2013	725	642

Energy Future Holdings Corp.
10.875% due 11/01/2017	6,720	4,805
11.250% due 11/01/2017 (b)	275	135

Frontier Communications Corp.
6.625% due 03/15/2015	100	74
7.125% due 03/15/2019	2,750	1,856
7.450% due 07/01/2035	250	124
9.000% due 08/15/2031	925	587

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	950	55
9.750% due 05/01/2013 (a)	750	60

Homer City Funding LLC
8.734% due 10/01/2026	722	668

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	2,225	1,669

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,285

NGPL PipeCo. LLC
7.119% due 12/15/2017	1,375	1,240

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	725

NRG Energy, Inc.
7.250% due 02/01/2014	1,350	1,266
7.375% due 02/01/2016	3,790	3,534
7.375% due 01/15/2017	2,575	2,375

PSEG Energy Holdings LLC
8.500% due 06/15/2011	2,550	2,416

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Qwest Capital Funding, Inc.
7.900% due 08/15/2010	$425	$389

Qwest Corp.
5.246% due 06/15/2013	700	525
8.875% due 03/15/2012	2,600	2,418

Reliant Energy, Inc.
6.750% due 12/15/2014	3,175	2,873

Sprint Capital Corp.
6.375% due 05/01/2009	250	248
6.900% due 05/01/2019	3,250	2,311
8.750% due 03/15/2032	875	592

Sprint Nextel Corp.
6.000% due 12/01/2016	4,150	2,930

Telesat Canada
11.000% due 11/01/2015	2,040	1,469
12.500% due 11/01/2017	400	242

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,042	1,612

Texas Competitive Electric Holdings Co. LLC
10.500% due 11/01/2015	1,700	1,216
10.500% due 11/01/2016 (b)	975	492

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	1,000	825

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.250% due 05/23/2016	1,000	542

Virgin Media Finance PLC
9.125% due 08/15/2016	500	372

		46,236

Total Corporate Bonds & Notes (Cost $299,757)		216,490

CONVERTIBLE BONDS & NOTES 1.7%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	800	232

Chesapeake Energy Corp.
2.250% due 12/15/2038	3,305	1,500

CMS Energy Corp.
2.875% due 12/01/2024	1,000	871

Mylan, Inc.
1.250% due 03/15/2012	700	518

National City Corp.
4.000% due 02/01/2011	900	807

Nortel Networks Corp.
2.125% due 04/15/2014	1,000	145

Qwest Communications International, Inc.
3.500% due 11/15/2025	850	719

Rayonier TRS Holdings, Inc.
3.750% due 10/15/2012	650	583

Total Convertible Bonds & Notes (Cost $8,463)		5,375

MUNICIPAL BONDS & NOTES 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	14

Total Municipal Bonds & Notes (Cost $35)		14

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.2%

Fannie Mae
5.500% due 02/01/2038 (f)	$3,839	$3,940

Total U.S. Government Agencies (Cost $3,856)		3,940

MORTGAGE-BACKED SECURITIES 1.9%

American Home Mortgage Assets
0.661% due 05/25/2046	165	65
0.661% due 09/25/2046	62	25
0.681% due 10/25/2046	154	54
2.956% due 02/25/2047	85	29
3.176% due 11/25/2046	738	251
6.250% due 06/25/2037	350	158

American Home Mortgage Investment Trust
5.660% due 09/25/2045	49	23

Bear Stearns Adjustable Rate Mortgage Trust
5.472% due 05/25/2047	173	101

Chase Mortgage Finance Corp.
5.431% due 03/25/2037	75	48

Citigroup Mortgage Loan Trust, Inc.
4.683% due 03/25/2034	30	23
5.664% due 07/25/2046	64	33
6.014% due 09/25/2037	268	143

Countrywide Alternative Loan Trust
0.661% due 09/25/2046	89	35
0.702% due 12/20/2046	380	166
0.718% due 07/20/2046	137	56
0.801% due 11/20/2035	54	27
0.841% due 02/25/2037	741	256
3.256% due 12/25/2035	85	42
5.894% due 02/25/2037	155	84
6.000% due 11/25/2036	77	39
6.000% due 01/25/2037	243	131

Countrywide Home Loan Mortgage Pass-Through Trust
5.765% due 05/20/2036	969	485

CS First Boston Mortgage Securities Corp.
5.435% due 09/15/2034	368	341

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	1,400	1,115

GSR Mortgage Loan Trust
5.181% due 01/25/2036	73	50

Harborview Mortgage Loan Trust
0.761% due 07/19/2046	141	58
0.781% due 09/19/2046	62	25
3.106% due 12/19/2036	67	26
5.750% due 08/19/2036	128	63

Indymac IMSC Mortgage Loan Trust
0.651% due 07/25/2047	89	38

Indymac Index Mortgage Loan Trust
0.661% due 09/25/2046	135	55
0.671% due 06/25/2047	64	28
5.627% due 11/25/2035	465	232

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	63	49

LB-UBS Commercial Mortgage Trust
6.510% due 12/15/2026	193	190

Luminent Mortgage Trust
0.641% due 12/25/2036	82	36
0.651% due 12/25/2036	68	28

MASTR Adjustable Rate Mortgages Trust
0.681% due 04/25/2046	47	18

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
7.560% due 11/15/2031	$74	$74

Merrill Lynch Mortgage-Backed Securities Trust
5.819% due 04/25/2037	76	54

Residential Accredit Loans, Inc.
0.801% due 03/25/2037	468	138

Structured Asset Mortgage Investments, Inc.
0.651% due 09/25/2047	90	45
0.661% due 07/25/2046	158	69
0.691% due 05/25/2046	65	26
0.691% due 09/25/2047	1,000	184

Suntrust Alternative Loan Trust
0.821% due 04/25/2036	263	109

WaMu Mortgage Pass-Through Certificates
2.956% due 02/25/2047	147	55
2.956% due 03/25/2047	155	58
3.016% due 04/25/2047	79	35
3.076% due 12/25/2046	71	27
5.339% due 01/25/2037	73	41
5.449% due 02/25/2037	166	99
5.606% due 12/25/2036	82	41
5.653% due 05/25/2037	84	57
5.706% due 02/25/2037	79	43
5.862% due 02/25/2037	78	55
5.929% due 09/25/2036	65	37

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.226% due 05/25/2046	65	28

Wells Fargo Mortgage-Backed Securities Trust
5.594% due 07/25/2036	77	42

Total Mortgage-Backed Securities (Cost $7,644)		5,943

ASSET-BACKED SECURITIES 0.2%

Lehman XS Trust
0.721% due 08/25/2046	601	64

Massachusetts Educational Financing Authority
4.485% due 04/25/2038	194	147

MASTR Asset-Backed Securities Trust
0.681% due 11/25/2036	100	23

Structured Asset Securities Corp.
0.621% due 05/25/2037	297	239
0.771% due 06/25/2035	530	293

Total Asset-Backed Securities (Cost $978)		766

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.2%

Bombardier, Inc.
7.250% due 11/15/2016	EUR	500	$427

Chesapeake Energy Corp.
6.250% due 01/15/2017		125	107

Credit Agricole S.A.
4.130% due 11/29/2049		150	143

Intesa Sanpaolo SpA
8.047% due 06/29/2049		400	335

Lighthouse International Co. S.A.
8.000% due 04/30/2014		1,670	1,114

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		1,500	1,397

RBS Capital Trust A
6.467% due 12/29/2049		350	234

Royal Bank of Scotland Group PLC
9.644% due 04/06/2011	GBP	469	408

Sensata Technologies BV
11.250% due 01/15/2014	EUR	900	565

Societe Generale
6.999% due 12/29/2049		150	137

UBS AG
7.152% due 12/29/2049		600	581

UPC Broadband Holding BV
4.636% due 12/31/2014		942	851

UPC Holding BV
7.750% due 01/15/2014		600	659

Total Foreign Currency-Denominated Issues (Cost $10,734)			6,958

		SHARES
CONVERTIBLE PREFERRED STOCKS 1.7%

American International Group, Inc.
8.500% due 01/15/2014		6,200	53

Bank of America Corp.
7.250% due 01/15/2014		2,600	1,694

Citigroup, Inc.
6.500% due 01/15/2014		7,500	212

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 01/15/2014		3,800	181

General Motors Corp.
5.250% due 03/06/2032		83,200	312

	SHARES	VALUE (000S)

Wachovia Corp.
7.500% due 03/06/2032	4,150	$3,112

Total Convertible Preferred Stocks (Cost $7,746)		5,564

PREFERRED STOCKS 0.0%

Merrill Lynch & Co., Inc.
2.376% due 03/06/2032	5,900	47

Total Preferred Stocks (Cost $289)		47

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.4%

CERTIFICATES OF DEPOSIT 0.4%

Unicredito Italiano NY
1.640% due 05/18/2009	$900	900
1.795% due 05/15/2009	300	298

		1,198

COMMERCIAL PAPER 0.4%

Morgan Stanley
3.800% due 01/26/2009	1,500	1,496

REPURCHASE AGREEMENTS 8.9%

JPMorgan Chase Bank N.A.
0.030% due 01/02/2009	28,700	28,700

(Dated 12/31/2008. Collateralized by Fannie Mae 4.750% due 11/19/2012 valued at $29,198. Repurchase proceeds are $28,700.)

U.S. TREASURY BILLS 7.7%
1.046% due 01/02/2009 - 06/11/2009 (c)(d)	24,840	24,785

Total Short-Term Instruments (Cost $56,231)		56,179

PURCHASED OPTIONS (h) 5.9%
(Cost $3,426)		19,097

Total Investments 105.1% (Cost $429,042)		$339,145

Written Options (i) (5.9%) (Premiums $3,427)		(19,098)

Other Assets and Liabilities (Net) 0.8%		2,570

Net Assets 100.0%		$322,617

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average rate.
(d)	Securities with an aggregate market value of $16,954 and cash of $750 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $3,000 at a weighted average interest rate of 3.000%. On December 31, 2008, there were no open reverse repurchase agreements.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(f)	Securities with an aggregate market value of $261 and cash of $746 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	26	$119
90-Day Eurodollar June Futures	Long	06/2009	106	634
90-Day Eurodollar June Futures	Long	06/2010	26	90
90-Day Eurodollar September Futures	Long	09/2009	193	1,103
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	23	42
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	242	2,180
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	40	197

				$4,365

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Community Health Systems, Inc.	GSC	4.570%	09/20/2013	8.621%	$1,150	$(158)	$0	$(158)
General Electric Capital Corp.	CITI	4.100%	12/20/2013	3.708%	900	16	0	16
General Motors Corp.	DUB	6.700%	12/20/2012	81.101%	1,800	(1,354)	0	(1,354)
Georgia-Pacific LLC	CITI	2.220%	09/20/2012	9.342%	500	(101)	0	(101)
Georgia-Pacific LLC	CITI	4.650%	06/20/2015	9.458%	100	(19)	0	(19)
GMAC LLC	DUB	5.000%	03/20/2012	8.272%	200	(17)	(31)	14
GMAC LLC	MSC	6.560%	12/20/2012	8.147%	1,500	(72)	0	(72)
Goodyear Tire & Rubber Co.	CITI	3.650%	06/20/2013	10.345%	500	(103)	0	(103)
Nortel Networks Corp.	CITI	5.000%	03/20/2013	88.208%	2,000	(1,467)	(300)	(1,167)
NRG Energy, Inc.	GSC	4.200%	09/20/2013	5.537%	100	(5)	0	(5)
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	12.274%	600	(140)	0	(140)
RSHB Capital S.A. for OJSC Russian Agricultural Bank	BCLY	0.740%	03/20/2009	11.299%	1,000	(21)	0	(21)
Russia Government International Bond	BCLY	0.760%	02/20/2009	11.292%	1,500	(18)	0	(18)
SLM Corp.	BCLY	5.000%	12/20/2013	8.265%	750	(82)	(83)	1
Sprint Nextel Corp.	BCLY	7.150%	06/20/2009	13.737%	1,000	(28)	0	(28)

						$(3,569)	$(414)	$(3,155)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 Index 25-35%	MLP	4.530%	12/20/2010	$3,500	$(203)	$0	$(203)
CDX.HY-9 Index 25-35%	MLP	3.230%	12/20/2012	2,400	(529)	0	(529)
CDX.HY-9 Index 35-100%	MLP	1.550%	12/20/2010	589	(8)	0	(8)
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	1,070	7	0	7
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	7,700	(150)	(65)	(85)

					$(883)	$(65)	$(818)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  High Yield Portfolio  (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(935)	$(76)	$(859)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(91)	(25)	(66)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(397)	(25)	(372)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	36	12	24
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	45	8	37
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	36	12	24
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		$400	18	15	3
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		11,900	946	785	161
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		10,000	974	749	225
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		2,200	214	165	49
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MLP		5,320	1,158	404	754
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		1,400	(31)	(120)	89
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		12,000	(5,457)	(293)	(5,164)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		3,300	(1,501)	51	(1,552)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		2,700	(1,228)	13	(1,241)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		2,200	(1,001)	(128)	(873)

							$(7,214)	$1,547	$(8,761)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	Motorola, Inc.	12,200	3.670%	$62	01/23/2009	MLP	$(8)
Receive	SandRidge Energy, Inc.	25,000	3.785%	250	01/23/2009	MLP	(98)

							$(106)

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	$51,000	$495	$2,515
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	120,000	1,068	6,830
Call - OTC 2-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	33,300	364	1,896
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	59,100	564	2,915
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	86,800	935	4,941

							$3,426	$19,097

(i)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	$17,000	$474	$2,636
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	40,000	1,036	6,704
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	9,300	288	1,559
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	05/06/2009	4,800	88	291
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	05/06/2009	4,800	91	9
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	19,700	556	3,055
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	28,900	894	4,844

							$3,427	$19,098

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	73	$197,500	$5,196
Sales	984	80,200	2,555
Closing Buys	(1,057)	(153,200)	(4,324)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2008	0	$124,500	$3,427

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(j)	Restricted securities as of December 31, 2008:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$559	$558	0.17%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,217	1,158	0.36%

				$1,776	$1,716	0.53%

(k)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	BCLY	6,834	02/2009	$0	$(51)	$(51)
Sell		JPM	963	02/2009	0	(6)	(6)
Buy		UBS	9,437	02/2009	0	(285)	(285)
Sell		UBS	1,640	02/2009	0	(31)	(31)
Buy	CNY	BCLY	1,273	07/2009	0	(15)	(15)
Buy		DUB	3,949	07/2009	0	(43)	(43)
Buy		HSBC	2,612	07/2009	0	(24)	(24)
Buy		JPM	5,324	07/2009	0	(60)	(60)
Buy	EUR	BCLY	359	01/2009	50	0	50
Buy		BNP	336	01/2009	47	0	47
Sell		MSC	625	01/2009	0	(69)	(69)
Sell		RBS	6,375	01/2009	0	(807)	(807)
Sell	GBP	BCLY	779	01/2009	34	0	34
Sell		CITI	844	01/2009	38	0	38
Buy		MSC	773	01/2009	0	(27)	(27)
Sell		MSC	436	01/2009	29	0	29
Buy		RBS	411	01/2009	0	(24)	(24)
Sell		UBS	749	01/2009	34	0	34
Sell	JPY	CSFB	1,127	01/2009	0	0	0
Sell		MLP	1,498	01/2009	0	(1)	(1)
Buy	MYR	BCLY	3,849	02/2009	12	0	12
Sell		BCLY	5,844	02/2009	0	(36)	(36)
Sell		CITI	1,733	02/2009	0	(30)	(30)
Buy		DUB	1,660	02/2009	3	0	3
Buy		JPM	2,069	02/2009	17	0	17
Buy		BCLY	735	04/2009	2	0	2
Sell		BCLY	2,492	04/2009	0	(5)	(5)
Buy		BOA	631	04/2009	2	0	2
Buy		CITI	1,266	04/2009	5	0	5
Buy		HSBC	1,426	04/2009	11	0	11
Sell		JPM	1,565	04/2009	1	0	1
Buy	PHP	BCLY	9,300	02/2009	0	(12)	(12)
Buy		CITI	15,967	02/2009	17	0	17
Sell		CITI	64,803	02/2009	0	(66)	(66)
Buy		DUB	37,400	02/2009	7	(7)	0
Buy		HSBC	11,140	02/2009	0	(15)	(15)
Buy		JPM	15,642	02/2009	0	(17)	(17)
Sell		JPM	44,045	02/2009	0	(38)	(38)
Buy		MSC	16,000	02/2009	0	(23)	(23)
Buy		RBS	3,400	02/2009	0	(6)	(6)
Buy		BCLY	1,471	05/2009	1	0	1
Buy		CITI	35,783	05/2009	5	(1)	4
Sell		CITI	47,924	05/2009	0	(69)	(69)
Buy		JPM	10,670	05/2009	2	0	2
Buy		LEH	2,400	12/2010	0	(3)	(3)
Sell		LEH	2,400	12/2010	0	(1)	(1)
Sell	RUB	CITI	803	04/2009	6	0	6
Buy		BCLY	36,467	05/2009	4	(327)	(323)
Sell		DUB	35,437	05/2009	0	(423)	(423)
Buy		DUB	29,676	05/2009	77	0	77
Sell		HSBC	15,913	05/2009	55	0	55
Sell		JPM	17,501	05/2009	33	0	33
Buy	SGD	CITI	1,775	04/2009	3	(25)	(22)
Sell		DUB	516	04/2009	8	0	8
Buy		HSBC	205	04/2009	2	0	2
Buy		UBS	251	04/2009	4	0	4
Buy		CITI	304	07/2009	1	0	1
Sell		HSBC	304	07/2009	1	0	1
Buy		LEH	1,350	12/2010	0	(60)	(60)
Buy		LEH	1,350	12/2010	8	0	8

Sell					$519	$(2,607)	$(2,088)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  High Yield Portfolio  (Cont.)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$3,166	$332,950	$3,029	$339,145
Other Financial Instruments ++	4,365	(34,026)	0	(29,661)

Total	$7,531	$298,924	$3,029	$309,484

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$6,258	$(1,724)	$19	$10	$(1,534)	$0	$3,029
Other Financial Instruments ++	(28)	0	0	0	(10)	38	0

Total	$6,230	$(1,724)	$19	$10	$(1,544)	$38	$3,029

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the “Position")

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not

18	PIMCO Variable Insurance Trust

December 31, 2008

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the

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December 31, 2008

exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had $24,238 in unfunded loan commitments outstanding.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral

22	PIMCO Variable Insurance Trust

December 31, 2008

and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,017,596	$1,073,954	$248,040	$238,746

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	93	$648	89	$748
Administrative Class	22,379	148,686	13,678	112,557
Advisor Class	556	3,579	139	1,131
Issued as reinvestment of distributions
Institutional Class	27	189	21	172
Administrative Class	4,487	31,033	4,227	34,729
Advisor Class	5	33	2	14
Cost of shares redeemed
Institutional Class	(73)	(522)	(40)	(329)
Administrative Class	(26,730)	(188,671)	(23,641)	(193,158)
Advisor Class	(283)	(2,064)	(96)	(779)
Net increase (decrease) resulting from Portfolio share transactions	461	$(7,089)	(5,621)	$(44,915)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	98
Administrative Class	3	68	*
Advisor Class	2	96

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased

24	PIMCO Variable Insurance Trust

December 31, 2008

futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
$0	$0	$(117,475)	$(180)	$(12,717)	$(5,996)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$12,717	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$430,163	$17,327	$(108,345)	$(91,018)

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and contingent payment debt instruments.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$28,523	$1,009	$1,723
12/31/2007	34,830	86	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	27

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

High Yield Portfolio	1.56%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.88%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	31

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

32	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)	(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Glossary	27
Federal Income Tax Information	28
Privacy Policy	29
Management of the Trust	30
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	32

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Corporate Bonds & Notes	63.8%
Short-Term Instruments	16.6%
Purchased Options	5.6%
Bank Loan Obligations	5.5%
Foreign Currency-Denominated Issues	2.1%
Other	6.4%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (03/31/06)
PIMCO High Yield Portfolio Advisor Class	-23.59%	-6.11%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	-23.31%	-5.88%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Advisor Class shares.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$780.50	$1,020.86
Expenses Paid During Periodà	$3.80	$4.32

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to BBB-rated issues benefited performance as this group of bonds outperformed the overall high-yield market, including all quality tiers (Source: Merrill Lynch).

»	An overweight to the healthcare sector, which remained relatively resilient throughout the volatile year, benefited returns versus the Index.

»	An underweight to the gaming sector, which materially underperformed over the twelve-month period, benefited performance.

»	As the automotive sector came under significant pressure alongside multiple downgrades, an overweight to the industry category was a significant detractor from performance.

»	An underweight to consumer non-cyclicals, where the middle and upper quality tiers of the market led the sector, detracted from performance.

»	Exposure to bank loans detracted from relative performance as this asset class came under considerable technical pressure and underperformed high-yield bonds.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$8.05	$8.34	$8.24
Net investment income (a)	0.53	0.55	0.42
Net realized/unrealized gain (loss) on investments	(2.34)	(0.27)	0.09
Total income (loss) from investment operations	(1.81)	0.28	0.51
Dividends from net investment income	(0.53)	(0.57)	(0.41)
Distributions from net realized capital gains	(0.02)	0.00	0.00
Tax basis return of capital	(0.03)	0.00	0.00
Total distributions	(0.58)	(0.57)	(0.41)
Net asset value end of year or period	$5.66	$8.05	$8.34
Total return	(23.59)%	3.40%	6.41%
Net assets end of year or period (000s)	$1,872	$426	$66
Ratio of expenses to average net assets	0.85%	0.85%	0.86%*
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%	0.85%*
Ratio of net investment income to average net assets	7.60%	6.75%	6.80%*
Portfolio turnover rate	313%	131%	81%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$310,445
Repurchase agreements, at value	28,700
Cash	3,125
Deposits with counterparty	1,496
Foreign currency, at value	2,883
Receivable for investments sold	133,555
Receivable for Portfolio shares sold	2,318
Interest and dividends receivable	6,857
Variation margin receivable	34
Swap premiums paid	2,528
Unrealized appreciation on foreign currency contracts	519
Unrealized appreciation on swap agreements	1,404
493,864

Liabilities:
Payable for investments purchased	$131,816
Payable for Portfolio shares redeemed	57
Written options outstanding	19,098
Accrued investment advisory fee	60
Accrued administrative fee	84
Accrued servicing fee	27
Variation margin payable	34
Swap premiums received	1,460
Unrealized depreciation on foreign currency contracts	2,607
Unrealized depreciation on swap agreements	14,244
Other liabilities	1,760
171,247

Net Assets	$322,617

Net Assets Consist of:
Paid in capital	$458,985
(Overdistributed) net investment income	(315)
Accumulated undistributed net realized (loss)	(19,920)
Net unrealized (depreciation)	(116,133)
$322,617

Net Assets:
Institutional Class	$1,992
Administrative Class	318,753
Advisor Class	1,872

Shares Issued and Outstanding:
Institutional Class	352
Administrative Class	56,340
Advisor Class	331

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$5.66
Administrative Class	5.66
Advisor Class	5.66

Cost of Investments Owned	$400,342
Cost of Repurchase Agreements Owned	$28,700
Cost of Foreign Currency Held	$2,957
Premiums Received on Written Options	$3,427

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$31,469
Dividends	476
Miscellaneous income	2
Total Income	31,947

Expenses:
Investment advisory fees	962
Administrative fees	1,347
Servicing fees – Administrative Class	573
Distribution and/or servicing fees – Advisor Class	1
Trustees’ fees	5
Interest expense	7
Total Expenses	2,895

Net Investment Income	29,052

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(14,020)
Net realized (loss) on futures contracts, written options and swaps	(2,821)
Net realized gain on foreign currency transactions	733
Net change in unrealized (depreciation) on investments	(85,288)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(18,654)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,214)
Net (Loss)	(123,264)

Net (Decrease) in Net Assets Resulting from Operations	$(94,212)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$29,052	$34,169
Net realized gain (loss)	(16,108)	1,830
Net change in unrealized (depreciation)	(107,156)	(19,847)
Net increase (decrease) resulting from operations	(94,212)	16,152

Distributions to Shareholders:
From net investment income
Institutional Class	(173)	(172)
Administrative Class	(28,321)	(34,729)
Advisor Class	(30)	(15)
From net realized capital gains
Institutional Class	(6)	0
Administrative Class	(1,001)	0
Advisor Class	(1)	0
Tax basis return of capital
Institutional Class	(10)	0
Administrative Class	(1,711)	0
Advisor Class	(2)	0

Total Distributions	(31,255)	(34,916)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	648	748
Administrative Class	148,686	112,557
Advisor Class	3,579	1,131
Issued as reinvestment of distributions
Institutional Class	189	172
Administrative Class	31,033	34,729
Advisor Class	33	14
Cost of shares redeemed
Institutional Class	(522)	(329)
Administrative Class	(188,671)	(193,158)
Advisor Class	(2,064)	(779)
Net (decrease) resulting from Portfolio share transactions	(7,089)	(44,915)

Total (Decrease) in Net Assets	(132,556)	(63,679)

Net Assets:
Beginning of year	455,173	518,852
End of year*	$322,617	$455,173

*Including (overdistributed) net investment income of:	$(315)	$(2,545)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 5.8%

AES Corp.
15.430% due 03/31/2010	$476	$404
15.430% due 04/30/2010	1,524	1,296

Alltel Communications, Inc.
3.939% due 05/15/2015	997	982

Amadeus Global Travel Distribution S.A.
2.436% due 04/08/2013	678	293
2.936% due 04/08/2014	678	310

Community Health Systems, Inc.
3.404% due 07/25/2014	15	12
4.000% due 07/25/2014	31	24
4.439% due 07/25/2014	111	87
4.446% due 07/25/2014	797	624

Daimler Finance North America LLC
6.000% due 08/03/2012	3,950	2,077

First Data Corp.
3.211% due 09/24/2014	931	603
6.512% due 09/24/2014	62	40

Ford Motor Co.
5.000% due 12/16/2013	3,455	1,408

HCA, Inc.
3.709% due 11/18/2013	3,911	3,092

Idearc, Inc.
3.440% due 11/17/2014	21	7
5.770% due 11/17/2014	475	150

Ineos Group Holdings PLC
5.952% due 10/07/2012	739	378

Metro-Goldwyn-Mayer, Inc.
4.709% due 04/08/2012	466	199

Quicksilver Resources, Inc.
7.750% due 08/05/2013	469	309

RH Donnelley Corp.
11.750% due 05/15/2015	1,125	281

Roundy’s Supermarket, Inc.
3.200% due 10/27/2011	434	304
4.630% due 10/27/2011	444	311

Texas Competitive Electric Holdings Co. LLC
5.368% due 10/10/2014	990	691
7.262% due 10/10/2014	5	4

Thompson Learning, Inc.
2.960% due 07/05/2014	2,074	1,363

Tribune Co.
5.000% due 06/04/2009 (a)	282	79
5.250% due 06/04/2014 (a)	1,358	264

Univision Communications, Inc.
2.711% due 09/15/2014	2,000	822

VNU/Nielson Finance LLC
3.825% due 08/09/2013	502	342
4.388% due 08/09/2013	1,458	992

Wind Acquisition Finance S.A.
11.752% due 12/21/2011	615	544

Wrigley WM JR Co.
6.500% due 10/06/2014	500	480

Total Bank Loan Obligations (Cost $29,883)		18,772

CORPORATE BONDS & NOTES 67.1%

BANKING & FINANCE 21.1%

AES Ironwood LLC
8.857% due 11/30/2025	2,282	1,997

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

AES Red Oak LLC
8.540% due 11/30/2019	$1,107	$980

American Express Bank FSB
5.500% due 04/16/2013	2,025	1,920

American Express Co.
7.000% due 03/19/2018	3,750	3,798

American International Group, Inc.
5.850% due 01/16/2018	1,200	806
8.175% due 05/15/2058	900	351
8.250% due 08/15/2018	4,250	3,115

Bank of America Corp.
8.000% due 12/29/2049	5,500	3,962

Barclays Bank PLC
6.050% due 12/04/2017	1,225	1,082
7.434% due 09/29/2049	1,100	557
7.700% due 04/29/2049	1,975	1,309

Bear Stearns Cos. LLC
6.400% due 10/02/2017	325	338

Caelus Re Ltd.
8.452% due 06/07/2011	250	239

Citigroup Capital XXI
8.300% due 12/21/2057	1,675	1,295

Citigroup Global Markets Holdings, Inc.
1.971% due 03/17/2009	2,200	2,189

Citigroup, Inc.
5.500% due 04/11/2013	1,250	1,218
6.125% due 05/15/2018	175	177
8.400% due 04/29/2049	2,550	1,687

Countrywide Financial Corp.
5.800% due 06/07/2012	1,000	975

El Paso Performance-Linked Trust
7.750% due 07/15/2011	850	740

Ferrellgas Escrow LLC
6.750% due 05/01/2014	900	625

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	100	69
7.800% due 06/01/2012	4,900	3,440
8.000% due 12/15/2016	100	65

Forest City Enterprises, Inc.
7.625% due 06/01/2015	250	89

GMAC LLC
6.625% due 05/15/2012	225	174
6.750% due 12/01/2014	100	68
7.250% due 03/02/2011	375	319
8.000% due 11/01/2031	2,325	1,363

Goldman Sachs Group, Inc.
2.417% due 03/02/2010	300	284
5.950% due 01/18/2018	775	736
6.150% due 04/01/2018	700	674
6.750% due 10/01/2037	2,700	2,198

HBOS PLC
6.750% due 05/21/2018	900	793

JPMorgan Chase & Co.
4.720% due 01/17/2011	900	842
7.900% due 04/29/2049	1,750	1,460

KRATON Polymers LLC
8.125% due 01/15/2014	1,300	526

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	775	78
6.625% due 01/18/2012 (a)	125	12
6.750% due 12/28/2017 (a)	1,250	0
6.875% due 05/02/2018 (a)	500	50
7.500% due 05/11/2038 (a)	1,025	0

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010	$825	$795
6.875% due 04/25/2018	2,250	2,358

Metropolitan Life Global Funding I
2.216% due 06/25/2010	300	270

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	1,586

Morgan Stanley
2.606% due 05/07/2010	100	94
4.752% due 01/18/2011	150	128
5.950% due 12/28/2017	3,200	2,660

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	600	419

NSG Holdings LLC
7.750% due 12/15/2025	1,875	1,472

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	250	117
7.640% due 03/31/2049	2,200	877

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,100	1,338

SLM Corp.
3.695% due 07/26/2010	400	342
8.450% due 06/15/2018	975	772

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/25/2049	400	381

Tenneco, Inc.
8.125% due 11/15/2015	1,300	604

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	242
7.500% due 07/18/2016	1,000	525

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	675	516

UBS AG
5.750% due 04/25/2018	850	773

UBS Preferred Funding Trust V
6.243% due 05/29/2049	550	301

Universal City Development Partners
11.750% due 04/01/2010	525	340

Universal City Florida Holding Co. I & II
7.942% due 05/01/2010	175	76
8.375% due 05/01/2010	1,425	655

Ventas Realty LP
6.750% due 04/01/2017	320	245
7.125% due 06/01/2015	200	157
9.000% due 05/01/2012	525	470

Wachovia Corp.
2.352% due 06/01/2010	950	897
7.980% due 02/28/2049	3,250	2,778

Wells Fargo Capital XIII
7.700% due 12/29/2049	875	723

Wells Fargo Capital XV
9.750% due 12/29/2049	2,000	2,022

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	750	649

		68,182

INDUSTRIALS 31.7%

Actuant Corp.
6.875% due 06/15/2017	850	644

Allied Waste North America, Inc.
7.250% due 03/15/2015	1,600	1,490

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Allison Transmission, Inc.
11.000% due 11/01/2015	$1,455	$720

American Stores Co.
8.000% due 06/01/2026	1,100	693

AmeriGas Partners LP
7.125% due 05/20/2016	1,580	1,272
7.250% due 05/20/2015	1,050	861

ARAMARK Corp.
6.692% due 02/01/2015	450	342
8.500% due 02/01/2015	1,550	1,411

ArvinMeritor, Inc.
8.125% due 09/15/2015	2,165	985
8.750% due 03/01/2012	1,550	845

Berry Plastics Corp.
9.502% due 02/15/2015	2,125	1,477

Berry Plastics Holding Corp.
8.875% due 09/15/2014	1,075	473

Biomet, Inc.
10.375% due 10/15/2017 (b)	2,940	2,337
11.625% due 10/15/2017	5,040	4,334

Bombardier, Inc.
8.000% due 11/15/2014	160	142

Cascades, Inc.
7.250% due 02/15/2013	1,425	734

CCO Holdings LLC
8.750% due 11/15/2013	1,735	1,102

Celestica, Inc.
7.875% due 07/01/2011	1,050	961

Chart Industries, Inc.
9.125% due 10/15/2015	425	321

Chesapeake Energy Corp.
6.875% due 01/15/2016	100	80
7.000% due 08/15/2014	500	418
7.500% due 06/15/2014	325	276

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	932	489

CITIC Resources Finance Ltd.
6.750% due 05/15/2014	225	147

Colorado Interstate Gas Co.
5.950% due 03/15/2015	300	251

Community Health Systems, Inc.
8.875% due 07/15/2015	3,025	2,798

Compagnie Générale de Géophysique-Veritas
7.500% due 05/15/2015	425	266
7.750% due 05/15/2017	635	371

Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	594	558
7.373% due 06/15/2017	216	125

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	950	290

Crown Americas LLC
7.625% due 11/15/2013	50	50

CSC Holdings, Inc.
6.750% due 04/15/2012	475	437
7.625% due 04/01/2011	1,800	1,706
7.625% due 07/15/2018	1,675	1,315

DaVita, Inc.
7.250% due 03/15/2015	975	931

Dex Media West LLC
9.875% due 08/15/2013	800	192

Dex Media, Inc.
8.000% due 11/15/2013	1,750	332

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

DirecTV Holdings LLC
8.375% due 03/15/2013	$500	$500

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,250	769
7.625% due 10/15/2026	325	159

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	772	757

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	1,250	888

EchoStar DBS Corp.
6.375% due 10/01/2011	375	350
6.625% due 10/01/2014	1,025	858
7.125% due 02/01/2016	3,855	3,238

El Paso Corp.
7.250% due 06/01/2018	1,100	879
7.750% due 06/15/2010	250	233
7.800% due 08/01/2031	750	492
8.050% due 10/15/2030	780	512

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,710	942

Ferrellgas Partners LP
8.870% due 08/01/2009 (j)	1,200	1,158

First Data Corp.
9.875% due 09/24/2015	4,950	3,020

Ford Motor Co.
9.215% due 09/15/2021	200	47

Freeport-McMoRan Copper & Gold, Inc.
7.084% due 04/01/2015	550	364
8.250% due 04/01/2015	555	472
8.375% due 04/01/2017	1,425	1,170

Freescale Semiconductor, Inc.
5.871% due 12/15/2014	500	172
8.875% due 12/15/2014	1,300	578
9.125% due 12/15/2014 (b)	1,025	241

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,000	955

General Motors Corp.
7.400% due 09/01/2025	50	8
7.700% due 04/15/2016	1,700	319
8.250% due 07/15/2023	475	81

Georgia-Pacific LLC
7.000% due 01/15/2015	1,100	940
7.125% due 01/15/2017	1,850	1,563
7.250% due 06/01/2028	150	92
7.375% due 12/01/2025	4,520	2,915
8.000% due 01/15/2024	1,775	1,207
8.875% due 05/15/2031	200	139

Goodyear Tire & Rubber Co.
6.318% due 12/01/2009	450	412

Harrah’s Operating Co., Inc.
10.750% due 02/01/2016	2,561	743

HCA, Inc.
7.190% due 11/15/2015	180	101
9.125% due 11/15/2014	800	744
9.250% due 11/15/2016	5,030	4,628

Hertz Corp.
8.875% due 01/01/2014	1,175	728

Ineos Group Holdings PLC
8.500% due 02/15/2016	2,175	207

Ingles Markets, Inc.
8.875% due 12/01/2011	950	831

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Intergen NV
9.000% due 06/30/2017	$1,755	$1,448

JET Equipment Trust
7.630% due 08/15/2012 (a)	152	1
10.000% due 06/15/2012 (a)	484	339

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,000	920

Legrand France S.A.
8.500% due 02/15/2025	975	855

Mattel, Inc.
2.396% due 06/15/2009	500	500

Nalco Co.
8.875% due 11/15/2013	1,300	1,105

New Albertson’s, Inc.
7.450% due 08/01/2029	2,915	1,734

Norampac Industries, Inc.
6.750% due 06/01/2013	875	398

Nortel Networks Ltd.
9.002% due 07/15/2011	795	203
10.125% due 07/15/2013	835	225

Northwest Pipeline GP
7.125% due 12/01/2025	500	432

NPC International, Inc.
9.500% due 05/01/2014	1,550	1,132

OPTI Canada, Inc.
8.250% due 12/15/2014	1,055	575

Quebecor Media, Inc.
7.750% due 03/15/2016	2,850	1,938

Qwest Communications International, Inc.
7.500% due 02/15/2014	1,097	790

Reynolds American, Inc.
7.750% due 06/01/2018	375	308

RH Donnelley Corp.
6.875% due 01/15/2013	250	35
8.875% due 01/15/2016	3,746	581
8.875% due 10/15/2017	2,525	391

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,525	1,182

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	4,200	2,226

Sanmina-SCI Corp.
8.125% due 03/01/2016	960	379

Seagate Technology HDD Holdings
6.375% due 10/01/2011	1,375	956

SemGroup LP
8.750% due 11/15/2015 (a)	2,750	110

Sensata Technologies BV
8.000% due 05/01/2014	2,175	990

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	69

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	298

Sonat, Inc.
7.000% due 02/01/2018	500	386
7.625% due 07/15/2011	1,450	1,329

Suburban Propane Partners LP
6.875% due 12/15/2013	725	598

Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,341	2,907

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TRW Automotive, Inc.
7.000% due 03/15/2014	$2,125	$1,137
7.250% due 03/15/2017	1,030	530

United Airlines, Inc.
6.201% due 12/31/2049	35	33
6.602% due 03/01/2015	80	74

United Rentals North America, Inc.
6.500% due 02/15/2012	1,485	1,181

Unitymedia GmbH
10.375% due 02/15/2015	750	592

Verso Paper Holdings LLC
9.125% due 08/01/2014	1,900	760

West Corp.
9.500% due 10/15/2014	1,500	832

Willamette Industries, Inc.
6.450% due 08/19/2009	550	556

Williams Cos., Inc.
7.625% due 07/15/2019	225	176

Williams Partners LP
7.250% due 02/01/2017	425	336

Windstream Corp.
7.000% due 03/15/2019	300	232
8.625% due 08/01/2016	3,160	2,812

Wynn Las Vegas LLC
6.625% due 12/01/2014	1,175	893

		102,072

UTILITIES 14.3%

AES Corp.
7.750% due 03/01/2014	750	664

Cincinnati Bell, Inc.
7.250% due 07/15/2013	725	642

Energy Future Holdings Corp.
10.875% due 11/01/2017	6,720	4,805
11.250% due 11/01/2017 (b)	275	135

Frontier Communications Corp.
6.625% due 03/15/2015	100	74
7.125% due 03/15/2019	2,750	1,856
7.450% due 07/01/2035	250	124
9.000% due 08/15/2031	925	587

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	950	55
9.750% due 05/01/2013 (a)	750	60

Homer City Funding LLC
8.734% due 10/01/2026	722	668

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	2,225	1,669

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,285

NGPL PipeCo. LLC
7.119% due 12/15/2017	1,375	1,240

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	725

NRG Energy, Inc.
7.250% due 02/01/2014	1,350	1,266
7.375% due 02/01/2016	3,790	3,534
7.375% due 01/15/2017	2,575	2,375

PSEG Energy Holdings LLC
8.500% due 06/15/2011	2,550	2,416

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Qwest Capital Funding, Inc.
7.900% due 08/15/2010	$425	$389

Qwest Corp.
5.246% due 06/15/2013	700	525
8.875% due 03/15/2012	2,600	2,418

Reliant Energy, Inc.
6.750% due 12/15/2014	3,175	2,873

Sprint Capital Corp.
6.375% due 05/01/2009	250	248
6.900% due 05/01/2019	3,250	2,311
8.750% due 03/15/2032	875	592

Sprint Nextel Corp.
6.000% due 12/01/2016	4,150	2,930

Telesat Canada
11.000% due 11/01/2015	2,040	1,469
12.500% due 11/01/2017	400	242

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,042	1,612

Texas Competitive Electric Holdings Co. LLC
10.500% due 11/01/2015	1,700	1,216
10.500% due 11/01/2016 (b)	975	492

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	1,000	825

UBS Luxembourg S.A. for OJSC Vimpel Communications
8.250% due 05/23/2016	1,000	542

Virgin Media Finance PLC
9.125% due 08/15/2016	500	372

		46,236

Total Corporate Bonds & Notes (Cost $299,757)		216,490

CONVERTIBLE BONDS & NOTES 1.7%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	800	232

Chesapeake Energy Corp.
2.250% due 12/15/2038	3,305	1,500

CMS Energy Corp.
2.875% due 12/01/2024	1,000	871

Mylan, Inc.
1.250% due 03/15/2012	700	518

National City Corp.
4.000% due 02/01/2011	900	807

Nortel Networks Corp.
2.125% due 04/15/2014	1,000	145

Qwest Communications International, Inc.
3.500% due 11/15/2025	850	719

Rayonier TRS Holdings, Inc.
3.750% due 10/15/2012	650	583

Total Convertible Bonds & Notes (Cost $8,463)		5,375

MUNICIPAL BONDS & NOTES 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	14

Total Municipal Bonds & Notes (Cost $35)		14

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.2%

Fannie Mae
5.500% due 02/01/2038 (f)	$3,839	$3,940

Total U.S. Government Agencies (Cost $3,856)		3,940

MORTGAGE-BACKED SECURITIES 1.9%

American Home Mortgage Assets
0.661% due 05/25/2046	165	65
0.661% due 09/25/2046	62	25
0.681% due 10/25/2046	154	54
2.956% due 02/25/2047	85	29
3.176% due 11/25/2046	738	251
6.250% due 06/25/2037	350	158

American Home Mortgage Investment Trust
5.660% due 09/25/2045	49	23

Bear Stearns Adjustable Rate Mortgage Trust
5.472% due 05/25/2047	173	101

Chase Mortgage Finance Corp.
5.431% due 03/25/2037	75	48

Citigroup Mortgage Loan Trust, Inc.
4.683% due 03/25/2034	30	23
5.664% due 07/25/2046	64	33
6.014% due 09/25/2037	268	143

Countrywide Alternative Loan Trust
0.661% due 09/25/2046	89	35
0.702% due 12/20/2046	380	166
0.718% due 07/20/2046	137	56
0.801% due 11/20/2035	54	27
0.841% due 02/25/2037	741	256
3.256% due 12/25/2035	85	42
5.894% due 02/25/2037	155	84
6.000% due 11/25/2036	77	39
6.000% due 01/25/2037	243	131

Countrywide Home Loan Mortgage Pass-Through Trust
5.765% due 05/20/2036	969	485

CS First Boston Mortgage Securities Corp.
5.435% due 09/15/2034	368	341

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	1,400	1,115

GSR Mortgage Loan Trust
5.181% due 01/25/2036	73	50

Harborview Mortgage Loan Trust
0.761% due 07/19/2046	141	58
0.781% due 09/19/2046	62	25
3.106% due 12/19/2036	67	26
5.750% due 08/19/2036	128	63

Indymac IMSC Mortgage Loan Trust
0.651% due 07/25/2047	89	38

Indymac Index Mortgage Loan Trust
0.661% due 09/25/2046	135	55
0.671% due 06/25/2047	64	28
5.627% due 11/25/2035	465	232

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	63	49

LB-UBS Commercial Mortgage Trust
6.510% due 12/15/2026	193	190

Luminent Mortgage Trust
0.641% due 12/25/2036	82	36
0.651% due 12/25/2036	68	28

MASTR Adjustable Rate Mortgages Trust
0.681% due 04/25/2046	47	18

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
7.560% due 11/15/2031	$74	$74

Merrill Lynch Mortgage-Backed Securities Trust
5.819% due 04/25/2037	76	54

Residential Accredit Loans, Inc.
0.801% due 03/25/2037	468	138

Structured Asset Mortgage Investments, Inc.
0.651% due 09/25/2047	90	45
0.661% due 07/25/2046	158	69
0.691% due 05/25/2046	65	26
0.691% due 09/25/2047	1,000	184

Suntrust Alternative Loan Trust
0.821% due 04/25/2036	263	109

WaMu Mortgage Pass-Through Certificates
2.956% due 02/25/2047	147	55
2.956% due 03/25/2047	155	58
3.016% due 04/25/2047	79	35
3.076% due 12/25/2046	71	27
5.339% due 01/25/2037	73	41
5.449% due 02/25/2037	166	99
5.606% due 12/25/2036	82	41
5.653% due 05/25/2037	84	57
5.706% due 02/25/2037	79	43
5.862% due 02/25/2037	78	55
5.929% due 09/25/2036	65	37

Washington Mutual Alternative Mortgage Pass-Through Certificates
3.226% due 05/25/2046	65	28

Wells Fargo Mortgage-Backed Securities Trust
5.594% due 07/25/2036	77	42

Total Mortgage-Backed Securities (Cost $7,644)		5,943

ASSET-BACKED SECURITIES 0.2%

Lehman XS Trust
0.721% due 08/25/2046	601	64

Massachusetts Educational Financing Authority
4.485% due 04/25/2038	194	147

MASTR Asset-Backed Securities Trust
0.681% due 11/25/2036	100	23

Structured Asset Securities Corp.
0.621% due 05/25/2037	297	239
0.771% due 06/25/2035	530	293

Total Asset-Backed Securities (Cost $978)		766

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.2%

Bombardier, Inc.
7.250% due 11/15/2016	EUR	500	$427

Chesapeake Energy Corp.
6.250% due 01/15/2017		125	107

Credit Agricole S.A.
4.130% due 11/29/2049		150	143

Intesa Sanpaolo SpA
8.047% due 06/29/2049		400	335

Lighthouse International Co. S.A.
8.000% due 04/30/2014		1,670	1,114

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		1,500	1,397

RBS Capital Trust A
6.467% due 12/29/2049		350	234

Royal Bank of Scotland Group PLC
9.644% due 04/06/2011	GBP	469	408

Sensata Technologies BV
11.250% due 01/15/2014	EUR	900	565

Societe Generale
6.999% due 12/29/2049		150	137

UBS AG
7.152% due 12/29/2049		600	581

UPC Broadband Holding BV
4.636% due 12/31/2014		942	851

UPC Holding BV
7.750% due 01/15/2014		600	659

Total Foreign Currency-Denominated Issues (Cost $10,734)			6,958

		SHARES
CONVERTIBLE PREFERRED STOCKS 1.7%

American International Group, Inc.
8.500% due 01/15/2014		6,200	53

Bank of America Corp.
7.250% due 01/15/2014		2,600	1,694

Citigroup, Inc.
6.500% due 01/15/2014		7,500	212

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 01/15/2014		3,800	181

General Motors Corp.
5.250% due 03/06/2032		83,200	312

	SHARES	VALUE (000S)

Wachovia Corp.
7.500% due 03/06/2032	4,150	$3,112

Total Convertible Preferred Stocks (Cost $7,746)		5,564

PREFERRED STOCKS 0.0%

Merrill Lynch & Co., Inc.
2.376% due 03/06/2032	5,900	47

Total Preferred Stocks (Cost $289)		47

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.4%

CERTIFICATES OF DEPOSIT 0.4%

Unicredito Italiano NY
1.640% due 05/18/2009	$900	900
1.795% due 05/15/2009	300	298

		1,198

COMMERCIAL PAPER 0.4%

Morgan Stanley
3.800% due 01/26/2009	1,500	1,496

REPURCHASE AGREEMENTS 8.9%

JPMorgan Chase Bank N.A.
0.030% due 01/02/2009	28,700	28,700

(Dated 12/31/2008. Collateralized by Fannie Mae 4.750% due 11/19/2012 valued at $29,198. Repurchase proceeds are $28,700.)

U.S. TREASURY BILLS 7.7%
1.046% due 01/02/2009 - 06/11/2009 (c)(d)	24,840	24,785

Total Short-Term Instruments (Cost $56,231)		56,179

PURCHASED OPTIONS (h) 5.9%
(Cost $3,426)		19,097

Total Investments 105.1% (Cost $429,042)		$339,145

Written Options (i) (5.9%) (Premiums $3,427)		(19,098)

Other Assets and Liabilities (Net) 0.8%		2,570

Net Assets 100.0%		$322,617

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average rate.
(d)	Securities with an aggregate market value of $16,954 and cash of $750 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $3,000 at a weighted average interest rate of 3.000%. On December 31, 2008, there were no open reverse repurchase agreements.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(f)	Securities with an aggregate market value of $261 and cash of $746 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	26	$119
90-Day Eurodollar June Futures	Long	06/2009	106	634
90-Day Eurodollar June Futures	Long	06/2010	26	90
90-Day Eurodollar September Futures	Long	09/2009	193	1,103
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	23	42
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	242	2,180
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2009	40	197

				$4,365

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Community Health Systems, Inc.	GSC	4.570%	09/20/2013	8.621%	$1,150	$(158)	$0	$(158)
General Electric Capital Corp.	CITI	4.100%	12/20/2013	3.708%	900	16	0	16
General Motors Corp.	DUB	6.700%	12/20/2012	81.101%	1,800	(1,354)	0	(1,354)
Georgia-Pacific LLC	CITI	2.220%	09/20/2012	9.342%	500	(101)	0	(101)
Georgia-Pacific LLC	CITI	4.650%	06/20/2015	9.458%	100	(19)	0	(19)
GMAC LLC	DUB	5.000%	03/20/2012	8.272%	200	(17)	(31)	14
GMAC LLC	MSC	6.560%	12/20/2012	8.147%	1,500	(72)	0	(72)
Goodyear Tire & Rubber Co.	CITI	3.650%	06/20/2013	10.345%	500	(103)	0	(103)
Nortel Networks Corp.	CITI	5.000%	03/20/2013	88.208%	2,000	(1,467)	(300)	(1,167)
NRG Energy, Inc.	GSC	4.200%	09/20/2013	5.537%	100	(5)	0	(5)
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	12.274%	600	(140)	0	(140)
RSHB Capital S.A. for OJSC Russian Agricultural Bank	BCLY	0.740%	03/20/2009	11.299%	1,000	(21)	0	(21)
Russia Government International Bond	BCLY	0.760%	02/20/2009	11.292%	1,500	(18)	0	(18)
SLM Corp.	BCLY	5.000%	12/20/2013	8.265%	750	(82)	(83)	1
Sprint Nextel Corp.	BCLY	7.150%	06/20/2009	13.737%	1,000	(28)	0	(28)

						$(3,569)	$(414)	$(3,155)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-9 Index 25-35%	MLP	4.530%	12/20/2010	$3,500	$(203)	$0	$(203)
CDX.HY-9 Index 25-35%	MLP	3.230%	12/20/2012	2,400	(529)	0	(529)
CDX.HY-9 Index 35-100%	MLP	1.550%	12/20/2010	589	(8)	0	(8)
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	1,070	7	0	7
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	7,700	(150)	(65)	(85)

					$(883)	$(65)	$(818)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  High Yield Portfolio  (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(935)	$(76)	$(859)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(91)	(25)	(66)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(397)	(25)	(372)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	36	12	24
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	45	8	37
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	36	12	24
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		$400	18	15	3
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		11,900	946	785	161
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		10,000	974	749	225
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		2,200	214	165	49
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MLP		5,320	1,158	404	754
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		1,400	(31)	(120)	89
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		12,000	(5,457)	(293)	(5,164)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		3,300	(1,501)	51	(1,552)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		2,700	(1,228)	13	(1,241)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		2,200	(1,001)	(128)	(873)

							$(7,214)	$1,547	$(8,761)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	Motorola, Inc.	12,200	3.670%	$62	01/23/2009	MLP	$(8)
Receive	SandRidge Energy, Inc.	25,000	3.785%	250	01/23/2009	MLP	(98)

							$(106)

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	$51,000	$495	$2,515
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	120,000	1,068	6,830
Call - OTC 2-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	33,300	364	1,896
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	07/06/2009	59,100	564	2,915
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	09/08/2009	86,800	935	4,941

							$3,426	$19,097

(i)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	$17,000	$474	$2,636
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	40,000	1,036	6,704
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	9,300	288	1,559
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	05/06/2009	4,800	88	291
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	05/06/2009	4,800	91	9
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.900%	07/06/2009	19,700	556	3,055
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.150%	09/08/2009	28,900	894	4,844

							$3,427	$19,098

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	73	$197,500	$5,196
Sales	984	80,200	2,555
Closing Buys	(1,057)	(153,200)	(4,324)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2008	0	$124,500	$3,427

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(j)	Restricted securities as of December 31, 2008:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$559	$558	0.17%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,217	1,158	0.36%

				$1,776	$1,716	0.53%

(k)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	BCLY	6,834	02/2009	$0	$(51)	$(51)
Sell		JPM	963	02/2009	0	(6)	(6)
Buy		UBS	9,437	02/2009	0	(285)	(285)
Sell		UBS	1,640	02/2009	0	(31)	(31)
Buy	CNY	BCLY	1,273	07/2009	0	(15)	(15)
Buy		DUB	3,949	07/2009	0	(43)	(43)
Buy		HSBC	2,612	07/2009	0	(24)	(24)
Buy		JPM	5,324	07/2009	0	(60)	(60)
Buy	EUR	BCLY	359	01/2009	50	0	50
Buy		BNP	336	01/2009	47	0	47
Sell		MSC	625	01/2009	0	(69)	(69)
Sell		RBS	6,375	01/2009	0	(807)	(807)
Sell	GBP	BCLY	779	01/2009	34	0	34
Sell		CITI	844	01/2009	38	0	38
Buy		MSC	773	01/2009	0	(27)	(27)
Sell		MSC	436	01/2009	29	0	29
Buy		RBS	411	01/2009	0	(24)	(24)
Sell		UBS	749	01/2009	34	0	34
Sell	JPY	CSFB	1,127	01/2009	0	0	0
Sell		MLP	1,498	01/2009	0	(1)	(1)
Buy	MYR	BCLY	3,849	02/2009	12	0	12
Sell		BCLY	5,844	02/2009	0	(36)	(36)
Sell		CITI	1,733	02/2009	0	(30)	(30)
Buy		DUB	1,660	02/2009	3	0	3
Buy		JPM	2,069	02/2009	17	0	17
Buy		BCLY	735	04/2009	2	0	2
Sell		BCLY	2,492	04/2009	0	(5)	(5)
Buy		BOA	631	04/2009	2	0	2
Buy		CITI	1,266	04/2009	5	0	5
Buy		HSBC	1,426	04/2009	11	0	11
Sell		JPM	1,565	04/2009	1	0	1
Buy	PHP	BCLY	9,300	02/2009	0	(12)	(12)
Buy		CITI	15,967	02/2009	17	0	17
Sell		CITI	64,803	02/2009	0	(66)	(66)
Buy		DUB	37,400	02/2009	7	(7)	0
Buy		HSBC	11,140	02/2009	0	(15)	(15)
Buy		JPM	15,642	02/2009	0	(17)	(17)
Sell		JPM	44,045	02/2009	0	(38)	(38)
Buy		MSC	16,000	02/2009	0	(23)	(23)
Buy		RBS	3,400	02/2009	0	(6)	(6)
Buy		BCLY	1,471	05/2009	1	0	1
Buy		CITI	35,783	05/2009	5	(1)	4
Sell		CITI	47,924	05/2009	0	(69)	(69)
Buy		JPM	10,670	05/2009	2	0	2
Buy		LEH	2,400	12/2010	0	(3)	(3)
Sell		LEH	2,400	12/2010	0	(1)	(1)
Sell	RUB	CITI	803	04/2009	6	0	6
Buy		BCLY	36,467	05/2009	4	(327)	(323)
Sell		DUB	35,437	05/2009	0	(423)	(423)
Buy		DUB	29,676	05/2009	77	0	77
Sell		HSBC	15,913	05/2009	55	0	55
Sell		JPM	17,501	05/2009	33	0	33
Buy	SGD	CITI	1,775	04/2009	3	(25)	(22)
Sell		DUB	516	04/2009	8	0	8
Buy		HSBC	205	04/2009	2	0	2
Buy		UBS	251	04/2009	4	0	4
Buy		CITI	304	07/2009	1	0	1
Sell		HSBC	304	07/2009	1	0	1
Buy		LEH	1,350	12/2010	0	(60)	(60)
Buy		LEH	1,350	12/2010	8	0	8

Sell					$519	$(2,607)	$(2,088)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  High Yield Portfolio  (Cont.)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$3,166	$332,950	$3,029	$339,145
Other Financial Instruments ++	4,365	(34,026)	0	(29,661)

Total	$7,531	$298,924	$3,029	$309,484

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$6,258	$(1,724)	$19	$10	$(1,534)	$0	$3,029
Other Financial Instruments ++	(28)	0	0	0	(10)	38	0

Total	$6,230	$(1,724)	$19	$10	$(1,544)	$38	$3,029

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the “Position")

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not

18	PIMCO Variable Insurance Trust

December 31, 2008

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the

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December 31, 2008

exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had $24,238 in unfunded loan commitments outstanding.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral

22	PIMCO Variable Insurance Trust

December 31, 2008

and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,017,596	$1,073,954	$248,040	$238,746

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	93	$648	89	$748
Administrative Class	22,379	148,686	13,678	112,557
Advisor Class	556	3,579	139	1,131
Issued as reinvestment of distributions
Institutional Class	27	189	21	172
Administrative Class	4,487	31,033	4,227	34,729
Advisor Class	5	33	2	14
Cost of shares redeemed
Institutional Class	(73)	(522)	(40)	(329)
Administrative Class	(26,730)	(188,671)	(23,641)	(193,158)
Advisor Class	(283)	(2,064)	(96)	(779)
Net increase (decrease) resulting from Portfolio share transactions	461	$(7,089)	(5,621)	$(44,915)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	98
Administrative Class	3	68	*
Advisor Class	2	96

*	Allianz Life Insurance Co. of North America, an indirectly wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased

24	PIMCO Variable Insurance Trust

December 31, 2008

futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
$0	$0	$(117,475)	$(180)	$(12,717)	$(5,996)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$12,717	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$430,163	$17,327	$(108,345)	$(91,018)

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and contingent payment debt instruments.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$28,523	$1,009	$1,723
12/31/2007	34,830	86	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	27

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

High Yield Portfolio	1.56%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.88%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	31

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

32	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)	(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Long-Term U.S. Government Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Glossary	23
Privacy Policy	24
Management of the Trust	25
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	27

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	48.0%
U.S. Treasury Obligations	33.2%
Mortgage-Backed Securities	6.9%
Corporate Bonds & Notes	5.8%
Asset-Backed Securities	3.1%
Other	3.0%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008

	1 Year	5 Years	Portfolio Inception (04/30/99)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	17.29%	7.97%	8.50%
Barclays Capital Long-Term Treasury Index±	24.03%	9.73%	8.86%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.625% for Administrative Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,149.73	$1,021.87
Expenses Paid During Periodà	$3.51	$3.30

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.645%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	Below-benchmark duration detracted from performance as U.S. Treasury yields fell across all maturities over the period.

»	The Portfolio’s emphasis on the short-term portion of the yield curve positively impacted performance as the two- to 30-year portion of the yield curve steepened.

»	Exposure to long-dated interest rate swaps benefited performance as swap spreads narrowed during the first quarter of 2008. Exposure was significantly less during the remaining period of the year.

»	An allocation to long-term agencies detracted from relative performance as they underperformed like-duration U.S. Treasuries for the year.

»	An allocation to mortgages detracted from relative performance as mortgages underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005		12/31/2004

Administrative Class
Net asset value beginning of year	$10.94	$10.43	$11.00	$11.19		$11.01
Net investment income (a)	0.41	0.48	0.46	0.40		0.33
Net realized/unrealized gain (loss) on investments	1.42	0.50	(0.34)	0.12		0.49
Total income from investment operations	1.83	0.98	0.12	0.52		0.82
Dividends from net investment income	(0.41)	(0.47)	(0.46)	(0.40)		(0.34)
Distributions from net realized capital gains	(0.13)	0.00	(0.23)	(0.31)		(0.30)
Total distributions	(0.54)	(0.47)	(0.69)	(0.71)		(0.64)
Net asset value end of year	$12.23	$10.94	$10.43	$11.00		$11.19
Total return	17.29%	9.75%	1.15%	4.75%		7.57%
Net assets end of year (000s)	$141,575	$125,434	$100,762	$89,426		$92,122
Ratio of expenses to average net assets	0.635%	0.625%	0.625%	0.65	%(b)	0.66%
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.625%	0.65	%(b)	0.62%
Ratio of net investment income to average net assets	3.73%	4.58%	4.34%	3.52%		2.93%
Portfolio turnover rate	338%	188%	785%	533%		237%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$179,439
Repurchase agreements, at value	600
Cash	1,161
Deposits with counterparty	1,611
Receivable for investments sold	33,073
Receivable for investments sold on a delayed-delivery basis	6,395
Receivable for Portfolio shares sold	188
Interest and dividends receivable	986
Variation margin receivable	19
Swap premiums paid	354
Unrealized appreciation on swap agreements	205
Other assets	88
224,119

Liabilities:
Payable for investments purchased	$11,333
Payable for investments purchased on a delayed-delivery basis	34,850
Payable for Portfolio shares redeemed	126
Payable for short sales	31,513
Written options outstanding	300
Accrued investment advisory fee	28
Accrued administrative fee	31
Accrued servicing fee	16
Variation margin payable	533
Other liabilities	2,681
81,411

Net Assets	$142,708

Net Assets Consist of:
Paid in capital	$126,311
Undistributed net investment income	0
Accumulated undistributed net realized gain	8,699
Net unrealized appreciation	7,698
$142,708

Net Assets:
Institutional Class	$1,133
Administrative Class	141,575

Shares Issued and Outstanding:
Institutional Class	93
Administrative Class	11,578

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.23
Administrative Class	12.23

Cost of Investments Owned	$174,236
Cost of Repurchase Agreements Owned	$600
Proceeds Received on Short Sales	$31,066
Premiums Received on Written Options	$74

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$6,260
Total Income	6,260

Expenses:
Investment advisory fees	323
Administrative fees	358
Servicing fees – Administrative Class	214
Trustees’ fees	1
Interest expense	11
Total Expenses	907

Net Investment Income	5,353

Net Realized and Unrealized Gain:
Net realized gain on investments	2,987
Net realized gain on futures contracts, written options and swaps	8,976
Net change in unrealized appreciation on investments	2,216
Net change in unrealized appreciation on futures contracts, written options and swaps	1,007
Net Gain	15,186

Net Increase in Net Assets Resulting from Operations	$20,539

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$5,353	$5,032
Net realized gain	11,963	895
Net change in unrealized appreciation	3,223	4,908
Net increase resulting from operations	20,539	10,835

Distributions to Shareholders:
From net investment income
Institutional Class	(43)	(34)
Administrative Class	(5,284)	(4,987)
From net realized capital gains
Institutional Class	(12)	0
Administrative Class	(1,488)	0

Total Distributions	(6,827)	(5,021)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,513	620
Administrative Class	54,629	32,290
Issued as reinvestment of distributions
Institutional Class	55	34
Administrative Class	6,772	4,987
Cost of shares redeemed
Institutional Class	(1,460)	(241)
Administrative Class	(58,859)	(18,363)
Net increase resulting from Portfolio share transactions	2,650	19,327

Total Increase in Net Assets	16,362	25,141

Net Assets:
Beginning of year	126,346	101,205
End of year*	$142,708	$126,346

*Including undistributed net investment income of:	$0	$16

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 7.3%

BANKING & FINANCE 6.1%

American International Group, Inc.
8.250% due 08/15/2018	$200	$147

Bank of America N.A.
2.047% due 06/23/2010	1,500	1,465

Caterpillar Financial Services Corp.
2.216% due 06/24/2011	1,100	984

CIT Group, Inc.
2.269% due 08/17/2009	300	288

Citigroup Funding, Inc.
3.556% due 05/07/2010	700	664

Citigroup, Inc.
3.505% due 01/30/2009	600	600

Credit Suisse USA, Inc.
0.588% due 11/20/2009	300	289
2.298% due 11/20/2009	400	385

Goldman Sachs Group, Inc.
2.886% due 02/06/2012	700	593

JPMorgan Chase Capital XX
6.550% due 09/29/2036	200	170

Lehman Brothers Holdings, Inc.
2.889% due 01/23/2009 (a)	1,400	133

Morgan Stanley
4.232% due 05/14/2010	700	652

U.S. Trade Funding Corp.
4.260% due 11/15/2014	534	584

Wachovia Bank N.A.
3.032% due 05/14/2010	700	672

Wachovia Corp.
2.252% due 12/01/2009	700	678

Wells Fargo & Co.
1.558% due 03/23/2010	400	392

		8,696

INDUSTRIALS 1.2%

Daimler Finance North America LLC
2.426% due 03/13/2009	400	386

United Technologies Corp.
6.125% due 07/15/2038	700	764

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	400	459

Walt Disney Co.
2.289% due 09/10/2009	100	99

		1,708

Total Corporate Bonds & Notes (Cost $12,020)		10,404

MUNICIPAL BONDS & NOTES 1.0%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	281

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	140

Los Angeles, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 08/01/2032	300	282

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

North Texas State Municipal Water District Revenue Bonds, (MBIA Insured), Series 2006
5.000% due 09/01/2035	$600	$568

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	17

Waco, Texas Educational Finance Corp. Revenue Bonds, Series 2008
5.000% due 03/01/2036	200	187

Total Municipal Bonds & Notes (Cost $1,574)		1,475

U.S. GOVERNMENT AGENCIES 60.5%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	3,300	1,802
0.531% due 07/25/2037	161	143
0.919% due 08/25/2021	15	14
1.069% due 08/25/2022	7	7
1.369% due 04/25/2021	9	9
1.371% due 04/25/2032	23	23
4.250% due 05/25/2037	54	45
4.500% due 08/25/2018 - 09/01/2035	670	673
5.000% due 11/01/2019 - 08/25/2033	666	668
5.375% due 02/25/2022 - 04/11/2022	1,350	1,418
5.500% due 09/25/2024 - 01/01/2039	12,236	12,526
5.500% due 06/01/2038 (f)	13,745	14,108
5.800% due 02/09/2026	500	527
5.820% due 04/01/2026	932	959
6.000% due 01/25/2036	517	545
6.080% due 09/01/2028	64	86
6.167% due 01/01/2033	22	22
6.210% due 08/06/2038	700	985
6.500% due 07/25/2031	650	679

Farmer Mac
7.316% due 07/25/2011	109	111

Federal Farm Credit Bank
5.050% due 03/28/2019	400	467
5.150% due 03/25/2020	250	293
5.160% due 03/14/2022	2,400	2,848

Federal Home Loan Bank
5.000% due 12/21/2015	12,000	13,460
5.250% due 09/12/2014	1,400	1,600
6.000% due 02/12/2021	50	63
6.125% due 06/08/2018	80	100

Federal Housing Administration
6.896% due 07/01/2020	350	352

Financing Corp.
10.700% due 10/06/2017	650	1,024

Freddie Mac
1.425% due 02/15/2019	614	590
1.595% due 01/15/2033	75	72
1.950% due 02/15/2027	14	14
2.250% due 02/15/2021	16	16
3.678% due 10/25/2044	96	92
4.000% due 06/15/2032	300	247
4.500% due 05/15/2025	1,000	964
5.000% due 09/15/2035	1,000	1,021
5.400% due 03/17/2021	1,000	1,099
5.500% due 08/23/2017 - 06/15/2034	4,158	4,608
5.625% due 11/23/2035	900	938
6.000% due 05/15/2036	3,502	3,430

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
7.000% due 07/15/2023 - 12/01/2031	$51	$53
8.250% due 06/01/2016	350	424

Ginnie Mae
4.625% due 08/20/2030	10	10
5.500% due 01/20/2036	587	583
6.000% due 08/20/2033	1,376	1,422

Overseas Private Investment Corp.
4.736% due 03/15/2022	373	361

Private Export Funding Corp.
5.000% due 12/15/2016	500	568

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	11,600	7,683

Small Business Administration
5.240% due 08/01/2023	637	656
5.290% due 12/01/2027	561	574

Tennessee Valley Authority
4.500% due 04/01/2018	700	774
4.875% due 01/15/2048	800	961
5.375% due 04/01/2056	1,000	1,273
5.500% due 06/15/2038	1,900	2,414

Total U.S. Government Agencies (Cost $80,097)		86,404

U.S. TREASURY OBLIGATIONS 41.9%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015	454	421
2.000% due 01/15/2026	437	411
2.375% due 01/15/2025	3,333	3,277
2.375% due 01/15/2027	537	540

U.S. Treasury Bonds
4.375% due 02/15/2038	300	402
5.375% due 02/15/2031	100	138
6.000% due 02/15/2026	2,200	3,071
7.125% due 02/15/2023	1,200	1,741
8.000% due 11/15/2021	8,900	13,497
8.125% due 08/15/2021	3,300	5,020
8.750% due 08/15/2020	300	468

U.S. Treasury Strips
0.000% due 11/15/2019	2,000	1,418
0.000% due 05/15/2020	4,100	2,823
0.000% due 11/15/2021	18,610	12,081
0.000% due 08/15/2022	2,700	1,721
0.000% due 11/15/2026	7,700	4,383
0.000% due 11/15/2027	8,000	4,419
0.000% due 02/15/2028	4,900	2,659
0.000% due 11/15/2028	800	430
0.000% due 02/15/2033	1,700	839

Total U.S. Treasury Obligations (Cost $54,835)		59,759

MORTGAGE-BACKED SECURITIES 8.8%

American Home Mortgage Investment Trust
5.000% due 09/25/2035	400	294

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	642

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	475	402
4.750% due 10/25/2035	713	534
5.037% due 04/25/2033	379	303
5.046% due 02/25/2034	74	47
5.283% due 04/25/2033	91	85
5.451% due 01/25/2034	48	34

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Long-Term U.S. Government Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Alternative Loan Trust
0.681% due 05/25/2035	$133	$61
5.500% due 10/25/2033	1,334	985

Countrywide Home Loan Mortgage Pass-Through Trust
0.791% due 03/25/2035	240	109
0.811% due 06/25/2035	2,116	1,438

CS First Boston Mortgage Securities Corp.
5.047% due 07/25/2033	74	63
5.558% due 11/25/2032	12	12

First Horizon Asset Securities, Inc.
4.741% due 12/25/2033	84	68

First Republic Mortgage Loan Trust
1.545% due 11/15/2031	165	122

GMAC Mortgage Corp. Loan Trust
4.287% due 06/25/2034	78	42

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	158	116
5.560% due 11/10/2039	5,000	3,981

Harborview Mortgage Loan Trust
0.711% due 04/19/2038	140	56
0.801% due 05/19/2035	98	46
5.218% due 07/19/2035	182	94

Impac CMB Trust
5.749% due 09/25/2034	530	469

JPMorgan Chase Commercial Mortgage Securities Corp.
5.747% due 02/12/2049	600	443

MASTR Asset Securitization Trust
5.500% due 09/25/2033	383	363

Residential Accredit Loans, Inc.
0.871% due 01/25/2033	30	25
0.871% due 03/25/2033	73	66
6.000% due 06/25/2036	243	150

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	57	55

Sequoia Mortgage Trust
0.858% due 07/20/2033	202	145

Structured Adjustable Rate Mortgage Loan Trust
0.691% due 05/25/2037	315	136

Structured Asset Mortgage Investments, Inc.
0.571% due 09/25/2047	264	244
0.911% due 09/19/2032	224	158
1.001% due 10/19/2033	61	43

Wachovia Bank Commercial Mortgage Trust
1.285% due 09/15/2021	69	52
5.572% due 10/15/2048	300	231

WaMu Mortgage Pass-Through Certificates
0.701% due 04/25/2045	95	45
3.256% due 08/25/2046	619	239

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.656% due 08/25/2042	$8	$5
4.269% due 10/25/2046	171	68

Washington Mutual MSC Mortgage Pass-Through Certificates
5.056% due 02/25/2031	13	13
5.541% due 05/25/2033	15	9
5.759% due 02/25/2033	6	6
5.858% due 02/25/2033	7	6

Total Mortgage-Backed Securities
(Cost $16,802)		12,505

ASSET-BACKED SECURITIES 4.0%

Argent Securities, Inc.
0.521% due 10/25/2036	79	76

Bear Stearns Asset-Backed Securities Trust
0.971% due 11/25/2042	190	134

Chase Credit Card Master Trust
1.365% due 09/15/2011	300	295

Chase Issuance Trust
1.845% due 11/15/2011	700	670
2.095% due 05/16/2011	400	394
3.496% due 09/15/2015	800	661

Credit-Based Asset Servicing & Securitization LLC
0.561% due 12/25/2037	81	74

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 03/25/2037	125	116

Ford Credit Auto Owner Trust
2.095% due 01/15/2011	700	680

Fremont Home Loan Trust
0.521% due 10/25/2036	304	277

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	155	138

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	81	76

LA Arena Funding LLC
7.656% due 12/15/2026	79	69

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	144	134

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	63	60

Morgan Stanley ABS Capital I
0.591% due 02/25/2036	33	32

Renaissance Home Equity Loan Trust
0.911% due 08/25/2033	10	7
0.971% due 12/25/2033	59	45

SLM Student Loan Trust
3.525% due 10/27/2014	31	30
3.535% due 04/25/2017	210	206

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.645% due 04/25/2017	$80	$75
5.035% due 04/25/2023	1,400	1,314

Specialty Underwriting & Residential Finance
1.151% due 01/25/2034	12	8

Structured Asset Securities Corp.
0.761% due 01/25/2033	22	16

Wells Fargo Home Equity Trust
0.521% due 01/25/2037	51	50
Total Asset-Backed Securities

(Cost $6,115)		5,637

SOVEREIGN ISSUES 1.4%

Israel Government AID Bond
0.000% due 05/15/2021	700	451
0.000% due 02/15/2023	300	180
0.000% due 05/15/2023	2,300	1,352

Total Sovereign Issues
(Cost $1,696)		1,983

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS 0.4%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	600	600

(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2010 valued at $606. Repurchase proceeds are $600.)

U.S. TREASURY BILLS 0.7%
0.182% due 01/02/2009 - 03/12/2009 (b)(d)(e)	1,020	1,020

Total Short-Term Instruments
(Cost $1,620)		1,620

PURCHASED OPTIONS (h) 0.2%
(Cost $77)		252

Total Investments 126.2%
(Cost $174,836)		$180,039

Written Options (i) (0.2%)		(300)
(Premiums $74)

Other Assets and Liabilities (Net) (26.0%)		(37,031)

Net Assets 100.0%		$142,708

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $10 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	Securities with an aggregate market value of $260 have been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2008.
(f)	Securities with an aggregate market value of $193 and cash of $1,611 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	19	$123
90-Day Eurodollar June Futures	Long	06/2009	63	350

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar June Futures	Long	06/2010	19	$127
90-Day Eurodollar March Futures	Long	03/2009	31	163
90-Day Eurodollar March Futures	Long	03/2010	19	129
90-Day Eurodollar September Futures	Long	09/2009	19	116
U.S. Treasury 5-Year Note March Futures	Long	03/2009	47	87
U.S. Treasury 10-Year Note March Futures	Long	03/2009	36	103
U.S. Treasury 30-Year Bond March Futures	Long	03/2009	124	1,786

				$2,984

(g)	Swap agreements outstanding on December 31, 2008:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	BOA	$8,900	$231	$153	$78
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	CSFB	6,600	171	80	91
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY	100	5	4	1
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	100	4	3	1
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP	100	4	2	2
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS	3,200	144	112	32

						$559	$354	$205

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$1,000	$11	$39
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	5	17
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	5	17
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	600	6	20
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	2,400	26	77
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,000	11	33
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	1,200	13	49

							$77	$252

(i)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$300	$10	$43
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	100	2	8
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	100	3	12
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	200	7	25
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	200	6	25
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	800	24	97
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	400	12	53

							$74	$300

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	0	$8,500	$159
Sales	91	3,500	155
Closing Buys	(25)	(6,700)	(131)
Expirations	(33)	(2,900)	(85)
Exercised	(33)	0	(24)

Balance at 12/31/2008	0	$2,400	$74

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Long-Term U.S. Government Portfolio  (Cont.)

(j)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.500%	01/01/2039	$17,000	$17,048	$17,428
Fannie Mae	5.500%	02/01/2039	9,000	9,185	9,198
Fannie Mae	6.000%	01/01/2039	4,747	4,833	4,887

				$31,066	$31,513

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$179,215	$824	$180,039
Short Sales, at value	0	(31,513)	0	(31,513)
Other Financial Instruments ++	2,984	(95)	0	2,889

Total	$2,984	$147,607	$824	$151,415

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$895	$(62)	$(1)	$(1)	$(7)	$0	$824
Other Financial Instruments ++	0	0	0	0	0	0	0

Total	$895	$(62)	$(1)	$(1)	$(7)	$0	$824

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.    ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(l), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying

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December 31, 2008

instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a

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December 31, 2008

fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(n) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(o) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust

18	PIMCO Variable Insurance Trust

December 31, 2008

for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$470,887	$422,836	$24,908	$5,994

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	137	$1,513	61	$620
Administrative Class	4,906	54,629	3,084	32,290
Issued as reinvestment of distributions
Institutional Class	5	55	3	34
Administrative Class	602	6,772	477	4,987
Cost of shares redeemed
Institutional Class	(132)	(1,460)	(23)	(241)
Administrative Class	(5,400)	(58,859)	(1,753)	(18,363)
Net increase resulting from Portfolio share transactions	118	$2,650	1,849	$19,327

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	4	95

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

20	PIMCO Variable Insurance Trust

December 31, 2008

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$6,270	$6,251	$4,826	$(950)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$174,911	$12,153	$(7,025)	$5,128

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$6,127	$700	$0
12/31/2007	5,021	0	0

(4)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

22	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	23

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	25

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	27

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

28	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Glossary	23
Privacy Policy	24
Management of the Trust	25
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	27

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Government Agencies	48.0%
U.S. Treasury Obligations	33.2%
Mortgage-Backed Securities	6.9%
Corporate Bonds & Notes	5.8%
Asset-Backed Securities	3.1%
Other	3.0%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Long-Term U.S. Government Portfolio Institutional Class	17.47%	8.13%	9.09%
Barclays Capital Long-Term Treasury Index±	24.03%	9.73%	9.48%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.475% for Institutional Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,150.60	$1,022.62
Expenses Paid During Periodà	$2.70	$2.54

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.495%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	Below-benchmark duration detracted from performance as U.S. Treasury yields fell across all maturities over the period.

»	The Portfolio’s emphasis on the short-term portion of the yield curve positively impacted performance as the two- to 30-year portion of the yield curve steepened.

»	Exposure to long-dated interest rate swaps benefited performance as swap spreads narrowed during the first quarter of 2008. Exposure was significantly less during the remaining period of the year.

»	An allocation to long-term agencies detracted from relative performance as they underperformed like-duration U.S. Treasuries for the year.

»	An allocation to mortgages detracted from relative performance as mortgages underperformed like-duration U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005		12/31/2004

Institutional Class
Net asset value beginning of year	$10.94	$10.43	$11.00	$11.19		$11.01
Net investment income (a)	0.43	0.49	0.49	0.42		0.36
Net realized/unrealized gain (loss) on investments	1.42	0.51	(0.35)	0.12		0.48
Total income from investment operations	1.85	1.00	0.14	0.54		0.84
Dividends from net investment income	(0.43)	(0.49)	(0.48)	(0.42)		(0.36)
Distributions from net realized capital gains	(0.13)	0.00	(0.23)	(0.31)		(0.30)
Total distributions	(0.56)	(0.49)	(0.71)	(0.73)		(0.66)
Net asset value end of year	$12.23	$10.94	$10.43	$11.00		$11.19
Total return	17.47%	9.90%	1.30%	4.90%		7.73%
Net assets end of year (000s)	$1,133	$912	$443	$391		$311
Ratio of expenses to average net assets	0.485%	0.475%	0.475%	0.50	%(b)	0.50%
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.475%	0.50	%(b)	0.50%
Ratio of net investment income to average net assets	3.89%	4.75%	4.61%	3.75%		3.22%
Portfolio turnover rate	338%	188%	785%	533%		237%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$179,439
Repurchase agreements, at value	600
Cash	1,161
Deposits with counterparty	1,611
Receivable for investments sold	33,073
Receivable for investments sold on a delayed-delivery basis	6,395
Receivable for Portfolio shares sold	188
Interest and dividends receivable	986
Variation margin receivable	19
Swap premiums paid	354
Unrealized appreciation on swap agreements	205
Other assets	88
224,119

Liabilities:
Payable for investments purchased	$11,333
Payable for investments purchased on a delayed-delivery basis	34,850
Payable for Portfolio shares redeemed	126
Payable for short sales	31,513
Written options outstanding	300
Accrued investment advisory fee	28
Accrued administrative fee	31
Accrued servicing fee	16
Variation margin payable	533
Other liabilities	2,681
81,411

Net Assets	$142,708

Net Assets Consist of:
Paid in capital	$126,311
Undistributed net investment income	0
Accumulated undistributed net realized gain	8,699
Net unrealized appreciation	7,698
$142,708

Net Assets:
Institutional Class	$1,133
Administrative Class	141,575

Shares Issued and Outstanding:
Institutional Class	93
Administrative Class	11,578

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.23
Administrative Class	12.23

Cost of Investments Owned	$174,236
Cost of Repurchase Agreements Owned	$600
Proceeds Received on Short Sales	$31,066
Premiums Received on Written Options	$74

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$6,260
Total Income	6,260

Expenses:
Investment advisory fees	323
Administrative fees	358
Servicing fees – Administrative Class	214
Trustees’ fees	1
Interest expense	11
Total Expenses	907

Net Investment Income	5,353

Net Realized and Unrealized Gain:
Net realized gain on investments	2,987
Net realized gain on futures contracts, written options and swaps	8,976
Net change in unrealized appreciation on investments	2,216
Net change in unrealized appreciation on futures contracts, written options and swaps	1,007
Net Gain	15,186

Net Increase in Net Assets Resulting from Operations	$20,539

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$5,353	$5,032
Net realized gain	11,963	895
Net change in unrealized appreciation	3,223	4,908
Net increase resulting from operations	20,539	10,835

Distributions to Shareholders:
From net investment income
Institutional Class	(43)	(34)
Administrative Class	(5,284)	(4,987)
From net realized capital gains
Institutional Class	(12)	0
Administrative Class	(1,488)	0

Total Distributions	(6,827)	(5,021)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,513	620
Administrative Class	54,629	32,290
Issued as reinvestment of distributions
Institutional Class	55	34
Administrative Class	6,772	4,987
Cost of shares redeemed
Institutional Class	(1,460)	(241)
Administrative Class	(58,859)	(18,363)
Net increase resulting from Portfolio share transactions	2,650	19,327

Total Increase in Net Assets	16,362	25,141

Net Assets:
Beginning of year	126,346	101,205
End of year*	$142,708	$126,346

*Including undistributed net investment income of:	$0	$16

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 7.3%

BANKING & FINANCE 6.1%

American International Group, Inc.
8.250% due 08/15/2018	$200	$147

Bank of America N.A.
2.047% due 06/23/2010	1,500	1,465

Caterpillar Financial Services Corp.
2.216% due 06/24/2011	1,100	984

CIT Group, Inc.
2.269% due 08/17/2009	300	288

Citigroup Funding, Inc.
3.556% due 05/07/2010	700	664

Citigroup, Inc.
3.505% due 01/30/2009	600	600

Credit Suisse USA, Inc.
0.588% due 11/20/2009	300	289
2.298% due 11/20/2009	400	385

Goldman Sachs Group, Inc.
2.886% due 02/06/2012	700	593

JPMorgan Chase Capital XX
6.550% due 09/29/2036	200	170

Lehman Brothers Holdings, Inc.
2.889% due 01/23/2009 (a)	1,400	133

Morgan Stanley
4.232% due 05/14/2010	700	652

U.S. Trade Funding Corp.
4.260% due 11/15/2014	534	584

Wachovia Bank N.A.
3.032% due 05/14/2010	700	672

Wachovia Corp.
2.252% due 12/01/2009	700	678

Wells Fargo & Co.
1.558% due 03/23/2010	400	392

		8,696

INDUSTRIALS 1.2%

Daimler Finance North America LLC
2.426% due 03/13/2009	400	386

United Technologies Corp.
6.125% due 07/15/2038	700	764

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	400	459

Walt Disney Co.
2.289% due 09/10/2009	100	99

		1,708

Total Corporate Bonds & Notes (Cost $12,020)		10,404

MUNICIPAL BONDS & NOTES 1.0%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	281

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	140

Los Angeles, California Community College District General Obligation Bonds, (MBIA-FGIC Insured), Series 2007
5.000% due 08/01/2032	300	282

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

North Texas State Municipal Water District Revenue Bonds, (MBIA Insured), Series 2006
5.000% due 09/01/2035	$600	$568

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	17

Waco, Texas Educational Finance Corp. Revenue Bonds, Series 2008
5.000% due 03/01/2036	200	187

Total Municipal Bonds & Notes (Cost $1,574)		1,475

U.S. GOVERNMENT AGENCIES 60.5%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	3,300	1,802
0.531% due 07/25/2037	161	143
0.919% due 08/25/2021	15	14
1.069% due 08/25/2022	7	7
1.369% due 04/25/2021	9	9
1.371% due 04/25/2032	23	23
4.250% due 05/25/2037	54	45
4.500% due 08/25/2018 - 09/01/2035	670	673
5.000% due 11/01/2019 - 08/25/2033	666	668
5.375% due 02/25/2022 - 04/11/2022	1,350	1,418
5.500% due 09/25/2024 - 01/01/2039	12,236	12,526
5.500% due 06/01/2038 (f)	13,745	14,108
5.800% due 02/09/2026	500	527
5.820% due 04/01/2026	932	959
6.000% due 01/25/2036	517	545
6.080% due 09/01/2028	64	86
6.167% due 01/01/2033	22	22
6.210% due 08/06/2038	700	985
6.500% due 07/25/2031	650	679

Farmer Mac
7.316% due 07/25/2011	109	111

Federal Farm Credit Bank
5.050% due 03/28/2019	400	467
5.150% due 03/25/2020	250	293
5.160% due 03/14/2022	2,400	2,848

Federal Home Loan Bank
5.000% due 12/21/2015	12,000	13,460
5.250% due 09/12/2014	1,400	1,600
6.000% due 02/12/2021	50	63
6.125% due 06/08/2018	80	100

Federal Housing Administration
6.896% due 07/01/2020	350	352

Financing Corp.
10.700% due 10/06/2017	650	1,024

Freddie Mac
1.425% due 02/15/2019	614	590
1.595% due 01/15/2033	75	72
1.950% due 02/15/2027	14	14
2.250% due 02/15/2021	16	16
3.678% due 10/25/2044	96	92
4.000% due 06/15/2032	300	247
4.500% due 05/15/2025	1,000	964
5.000% due 09/15/2035	1,000	1,021
5.400% due 03/17/2021	1,000	1,099
5.500% due 08/23/2017 - 06/15/2034	4,158	4,608
5.625% due 11/23/2035	900	938
6.000% due 05/15/2036	3,502	3,430

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
7.000% due 07/15/2023 - 12/01/2031	$51	$53
8.250% due 06/01/2016	350	424

Ginnie Mae
4.625% due 08/20/2030	10	10
5.500% due 01/20/2036	587	583
6.000% due 08/20/2033	1,376	1,422

Overseas Private Investment Corp.
4.736% due 03/15/2022	373	361

Private Export Funding Corp.
5.000% due 12/15/2016	500	568

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	11,600	7,683

Small Business Administration
5.240% due 08/01/2023	637	656
5.290% due 12/01/2027	561	574

Tennessee Valley Authority
4.500% due 04/01/2018	700	774
4.875% due 01/15/2048	800	961
5.375% due 04/01/2056	1,000	1,273
5.500% due 06/15/2038	1,900	2,414

Total U.S. Government Agencies (Cost $80,097)		86,404

U.S. TREASURY OBLIGATIONS 41.9%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015	454	421
2.000% due 01/15/2026	437	411
2.375% due 01/15/2025	3,333	3,277
2.375% due 01/15/2027	537	540

U.S. Treasury Bonds
4.375% due 02/15/2038	300	402
5.375% due 02/15/2031	100	138
6.000% due 02/15/2026	2,200	3,071
7.125% due 02/15/2023	1,200	1,741
8.000% due 11/15/2021	8,900	13,497
8.125% due 08/15/2021	3,300	5,020
8.750% due 08/15/2020	300	468

U.S. Treasury Strips
0.000% due 11/15/2019	2,000	1,418
0.000% due 05/15/2020	4,100	2,823
0.000% due 11/15/2021	18,610	12,081
0.000% due 08/15/2022	2,700	1,721
0.000% due 11/15/2026	7,700	4,383
0.000% due 11/15/2027	8,000	4,419
0.000% due 02/15/2028	4,900	2,659
0.000% due 11/15/2028	800	430
0.000% due 02/15/2033	1,700	839

Total U.S. Treasury Obligations (Cost $54,835)		59,759

MORTGAGE-BACKED SECURITIES 8.8%

American Home Mortgage Investment Trust
5.000% due 09/25/2035	400	294

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	642

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	475	402
4.750% due 10/25/2035	713	534
5.037% due 04/25/2033	379	303
5.046% due 02/25/2034	74	47
5.283% due 04/25/2033	91	85
5.451% due 01/25/2034	48	34

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Long-Term U.S. Government Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Alternative Loan Trust
0.681% due 05/25/2035	$133	$61
5.500% due 10/25/2033	1,334	985

Countrywide Home Loan Mortgage Pass-Through Trust
0.791% due 03/25/2035	240	109
0.811% due 06/25/2035	2,116	1,438

CS First Boston Mortgage Securities Corp.
5.047% due 07/25/2033	74	63
5.558% due 11/25/2032	12	12

First Horizon Asset Securities, Inc.
4.741% due 12/25/2033	84	68

First Republic Mortgage Loan Trust
1.545% due 11/15/2031	165	122

GMAC Mortgage Corp. Loan Trust
4.287% due 06/25/2034	78	42

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	158	116
5.560% due 11/10/2039	5,000	3,981

Harborview Mortgage Loan Trust
0.711% due 04/19/2038	140	56
0.801% due 05/19/2035	98	46
5.218% due 07/19/2035	182	94

Impac CMB Trust
5.749% due 09/25/2034	530	469

JPMorgan Chase Commercial Mortgage Securities Corp.
5.747% due 02/12/2049	600	443

MASTR Asset Securitization Trust
5.500% due 09/25/2033	383	363

Residential Accredit Loans, Inc.
0.871% due 01/25/2033	30	25
0.871% due 03/25/2033	73	66
6.000% due 06/25/2036	243	150

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	57	55

Sequoia Mortgage Trust
0.858% due 07/20/2033	202	145

Structured Adjustable Rate Mortgage Loan Trust
0.691% due 05/25/2037	315	136

Structured Asset Mortgage Investments, Inc.
0.571% due 09/25/2047	264	244
0.911% due 09/19/2032	224	158
1.001% due 10/19/2033	61	43

Wachovia Bank Commercial Mortgage Trust
1.285% due 09/15/2021	69	52
5.572% due 10/15/2048	300	231

WaMu Mortgage Pass-Through Certificates
0.701% due 04/25/2045	95	45
3.256% due 08/25/2046	619	239

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.656% due 08/25/2042	$8	$5
4.269% due 10/25/2046	171	68

Washington Mutual MSC Mortgage Pass-Through Certificates
5.056% due 02/25/2031	13	13
5.541% due 05/25/2033	15	9
5.759% due 02/25/2033	6	6
5.858% due 02/25/2033	7	6

Total Mortgage-Backed Securities
(Cost $16,802)		12,505

ASSET-BACKED SECURITIES 4.0%

Argent Securities, Inc.
0.521% due 10/25/2036	79	76

Bear Stearns Asset-Backed Securities Trust
0.971% due 11/25/2042	190	134

Chase Credit Card Master Trust
1.365% due 09/15/2011	300	295

Chase Issuance Trust
1.845% due 11/15/2011	700	670
2.095% due 05/16/2011	400	394
3.496% due 09/15/2015	800	661

Credit-Based Asset Servicing & Securitization LLC
0.561% due 12/25/2037	81	74

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 03/25/2037	125	116

Ford Credit Auto Owner Trust
2.095% due 01/15/2011	700	680

Fremont Home Loan Trust
0.521% due 10/25/2036	304	277

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	155	138

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	81	76

LA Arena Funding LLC
7.656% due 12/15/2026	79	69

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	144	134

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	63	60

Morgan Stanley ABS Capital I
0.591% due 02/25/2036	33	32

Renaissance Home Equity Loan Trust
0.911% due 08/25/2033	10	7
0.971% due 12/25/2033	59	45

SLM Student Loan Trust
3.525% due 10/27/2014	31	30
3.535% due 04/25/2017	210	206

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.645% due 04/25/2017	$80	$75
5.035% due 04/25/2023	1,400	1,314

Specialty Underwriting & Residential Finance
1.151% due 01/25/2034	12	8

Structured Asset Securities Corp.
0.761% due 01/25/2033	22	16

Wells Fargo Home Equity Trust
0.521% due 01/25/2037	51	50
Total Asset-Backed Securities

(Cost $6,115)		5,637

SOVEREIGN ISSUES 1.4%

Israel Government AID Bond
0.000% due 05/15/2021	700	451
0.000% due 02/15/2023	300	180
0.000% due 05/15/2023	2,300	1,352

Total Sovereign Issues
(Cost $1,696)		1,983

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS 0.4%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	600	600

(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2010 valued at $606. Repurchase proceeds are $600.)

U.S. TREASURY BILLS 0.7%
0.182% due 01/02/2009 - 03/12/2009 (b)(d)(e)	1,020	1,020

Total Short-Term Instruments
(Cost $1,620)		1,620

PURCHASED OPTIONS (h) 0.2%
(Cost $77)		252

Total Investments 126.2%
(Cost $174,836)		$180,039

Written Options (i) (0.2%)		(300)
(Premiums $74)

Other Assets and Liabilities (Net) (26.0%)		(37,031)

Net Assets 100.0%		$142,708

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $10 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	Securities with an aggregate market value of $260 have been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2008.
(f)	Securities with an aggregate market value of $193 and cash of $1,611 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	19	$123
90-Day Eurodollar June Futures	Long	06/2009	63	350

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar June Futures	Long	06/2010	19	$127
90-Day Eurodollar March Futures	Long	03/2009	31	163
90-Day Eurodollar March Futures	Long	03/2010	19	129
90-Day Eurodollar September Futures	Long	09/2009	19	116
U.S. Treasury 5-Year Note March Futures	Long	03/2009	47	87
U.S. Treasury 10-Year Note March Futures	Long	03/2009	36	103
U.S. Treasury 30-Year Bond March Futures	Long	03/2009	124	1,786

				$2,984

(g)	Swap agreements outstanding on December 31, 2008:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	BOA	$8,900	$231	$153	$78
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	CSFB	6,600	171	80	91
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BCLY	100	5	4	1
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	100	4	3	1
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP	100	4	2	2
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS	3,200	144	112	32

						$559	$354	$205

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$1,000	$11	$39
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	5	17
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	500	5	17
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	600	6	20
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	2,400	26	77
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,000	11	33
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	1,200	13	49

							$77	$252

(i)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$300	$10	$43
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	100	2	8
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	100	3	12
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	200	7	25
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	200	6	25
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	800	24	97
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	400	12	53

							$74	$300

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	0	$8,500	$159
Sales	91	3,500	155
Closing Buys	(25)	(6,700)	(131)
Expirations	(33)	(2,900)	(85)
Exercised	(33)	0	(24)

Balance at 12/31/2008	0	$2,400	$74

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Long-Term U.S. Government Portfolio  (Cont.)

(j)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.500%	01/01/2039	$17,000	$17,048	$17,428
Fannie Mae	5.500%	02/01/2039	9,000	9,185	9,198
Fannie Mae	6.000%	01/01/2039	4,747	4,833	4,887

				$31,066	$31,513

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$179,215	$824	$180,039
Short Sales, at value	0	(31,513)	0	(31,513)
Other Financial Instruments ++	2,984	(95)	0	2,889

Total	$2,984	$147,607	$824	$151,415

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$895	$(62)	$(1)	$(1)	$(7)	$0	$824
Other Financial Instruments ++	0	0	0	0	0	0	0

Total	$895	$(62)	$(1)	$(1)	$(7)	$0	$824

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2008

1.    ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(l), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying

14	PIMCO Variable Insurance Trust

December 31, 2008

instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a

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December 31, 2008

fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(n) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(o) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust

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December 31, 2008

for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$470,887	$422,836	$24,908	$5,994

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	137	$1,513	61	$620
Administrative Class	4,906	54,629	3,084	32,290
Issued as reinvestment of distributions
Institutional Class	5	55	3	34
Administrative Class	602	6,772	477	4,987
Cost of shares redeemed
Institutional Class	(132)	(1,460)	(23)	(241)
Administrative Class	(5,400)	(58,859)	(1,753)	(18,363)
Net increase resulting from Portfolio share transactions	118	$2,650	1,849	$19,327

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	4	95

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

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10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$6,270	$6,251	$4,826	$(950)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$174,911	$12,153	$(7,025)	$5,128

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$6,127	$700	$0
12/31/2007	5,021	0	0

(4)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

22	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	23

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	25

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	27

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

28	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Low Duration Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Glossary	28
Federal Income Tax Information	29
Privacy Policy	30
Management of the Trust	31
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	33

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	40.4%
Corporate Bonds & Notes	33.2%
Asset-Backed Securities	10.9%
Mortgage-Backed Securities	8.4%
Short-Term Instruments	5.0%
Sovereign Issues	0.5%
Other	1.6%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (02/16/99)*
PIMCO Low Duration Portfolio Administrative Class	-0.42%	2.72%	4.09%
Merrill Lynch 1-3 Year U.S. Treasury Index±	6.61%	4.06%	4.80%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$984.71	$1,021.37
Expenses Paid During Periodà	$3.74	$3.81

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	An above-index duration exposure for most of the year was beneficial to performance as interest rates declined.

»	The Portfolio’s emphasis at the shorter-end of the yield curve added to returns as the yield curve steepened.

»	An emphasis on mortgage-backed securities detracted from returns as the sector underperformed U.S. Treasuries.

»	Exposure to the high-yield and corporate sectors detracted from performance as both sectors underperformed U.S. Treasuries.

»	A small exposure to emerging markets detracted from performance as the sector posted negative returns for the year.

»	Tactical exposure to non-U.S. issues, with a focus on shorter-maturity U.K. securities, was a positive contributor to returns as the U.K. yield curve steepened during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$10.30	$10.06	$10.09	$10.30	$10.27
Net investment income (a)	0.41	0.48	0.43	0.29	0.13
Net realized/unrealized gain (loss) on investments	(0.46)	0.24	(0.04)	(0.18)	0.06
Total income (loss) from investment operations	(0.05)	0.72	0.39	0.11	0.19
Dividends from net investment income	(0.41)	(0.48)	(0.42)	(0.29)	(0.13)
Distributions from net realized capital gains	(0.16)	0.00	0.00	(0.03)	(0.03)
Total distributions	(0.57)	(0.48)	(0.42)	(0.32)	(0.16)
Net asset value end of year	$9.68	$10.30	$10.06	$10.09	$10.30
Total return	(0.42)%	7.36%	3.97%	1.01%	1.85%
Net assets end of year (000s)	$1,143,209	$1,412,835	$764,846	$458,677	$281,711
Ratio of expenses to average net assets	0.70%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.00%	4.72%	4.24%	2.83%	1.24%
Portfolio turnover rate	293%	72%	200%	184%	483%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$1,523,607
Repurchase agreements, at value	14,500
Cash	5,808
Deposits with counterparty	5,329
Foreign currency, at value	7,950
Receivable for investments sold	321,480
Receivable for Portfolio shares sold	1,532
Interest and dividends receivable	9,272
Variation margin receivable	165
Swap premiums paid	3,762
Unrealized appreciation on foreign currency contracts	1,340
Unrealized appreciation on swap agreements	6,436
1,901,181

Liabilities:
Payable for reverse repurchase agreements	$175,229
Payable for investments purchased	496,265
Payable for Portfolio shares redeemed	1,064
Payable for short sales	1,039
Written options outstanding	4,821
Dividends payable	14
Accrued investment advisory fee	265
Accrued administrative fee	265
Accrued servicing fee	142
Variation margin payable	343
Swap premiums received	1,621
Unrealized depreciation on foreign currency contracts	2,834
Unrealized depreciation on swap agreements	40,998
Other liabilities	5,105
730,005

Net Assets	$1,171,176

Net Assets Consist of:
Paid in capital	$1,241,718
Undistributed net investment income	12,693
Accumulated undistributed net realized gain	25,356
Net unrealized (depreciation)	(108,591)
$1,171,176

Net Assets:
Institutional Class	$25,813
Administrative Class	1,143,209
Advisor Class	2,154

Shares Issued and Outstanding:
Institutional Class	2,666
Administrative Class	118,088
Advisor Class	223

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.68
Administrative Class	9.68
Advisor Class	9.68

Cost of Investments Owned	$1,619,824
Cost of Repurchase Agreements Owned	$14,500
Cost of Foreign Currency Held	$8,016
Proceeds Received on Short Sales	$1,027
Premiums Received on Written Options	$1,299

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$67,818
Dividends	1,111
Miscellaneous income	20
Total Income	68,949

Expenses:
Investment advisory fees	3,665
Administrative fees	3,665
Servicing fees – Administrative Class	2,157
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	16
Interest expense	783
Total Expenses	10,289

Net Investment Income	58,660

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	15,721
Net realized gain on futures contracts, written options and swaps	44,521
Net realized gain on foreign currency transactions	8,651
Net change in unrealized (depreciation) on investments	(95,585)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(38,216)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6,023)
Net (Loss)	(70,931)

Net (Decrease) in Net Assets Resulting from Operations	$(12,271)

*Foreign tax withholdings	$13

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$58,660	$50,499
Net realized gain (loss)	68,893	(2,023)
Net change in unrealized appreciation (depreciation)	(139,824)	34,071
Net increase (decrease) resulting from operations	(12,271)	82,547

Distributions to Shareholders:
From net investment income
Institutional Class	(1,135)	(1,209)
Administrative Class	(58,471)	(49,793)
Advisor Class	(54)	(10)
From net realized capital gains
Institutional Class	(409)	0
Administrative Class	(21,108)	0
Advisor Class	(47)	0

Total Distributions	(81,224)	(51,012)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	5,299	15,321
Administrative Class	371,801	731,748
Advisor Class	4,717	477
Issued as reinvestment of distributions
Institutional Class	1,544	1,209
Administrative Class	79,404	49,701
Advisor Class	102	10
Cost of shares redeemed
Institutional Class	(10,101)	(12,364)
Administrative Class	(629,025)	(164,427)
Advisor Class	(2,825)	(375)
Net increase (decrease) resulting from Portfolio share transactions	(179,084)	621,300

Total Increase (Decrease) in Net Assets	(272,579)	652,835

Net Assets:
Beginning of year	1,443,755	790,920
End of year*	$1,171,176	$1,443,755

*Including undistributed net investment income of:	$12,693	$4,511

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Daimler Finance North America LLC
6.000% due 08/03/2012	$4,938	$2,596

Total Bank Loan Obligations (Cost $4,740)		2,596

CORPORATE BONDS & NOTES 43.6%

BANKING & FINANCE 32.9%

Allstate Life Global Funding Trusts
1.538% due 03/23/2009	800	793

American Express Bank FSB
0.568% due 06/22/2009	1,300	1,264
0.568% due 10/20/2009	2,100	2,002

American Express Centurion Bank
0.534% due 03/23/2010	3,500	3,236
0.568% due 09/22/2009	200	191
1.200% due 11/16/2009	1,400	1,324
1.459% due 06/12/2009	1,900	1,844
5.550% due 10/17/2012	3,700	3,518

American Express Credit Corp.
1.928% due 11/09/2009	1,100	1,023

American International Group, Inc.
1.090% due 06/16/2009	5,200	4,738

ANZ National International Ltd.
2.428% due 08/07/2009	1,500	1,500
6.200% due 07/19/2013	1,000	969

Bank of America Corp.
2.826% due 11/06/2009	900	882
8.000% due 12/29/2049	30,700	22,114

Bank of America N.A.
2.181% due 02/27/2009	700	701

Bank of Ireland
1.898% due 12/18/2009	1,120	1,113

Bank of New York Mellon Corp.
3.259% due 02/05/2010	8,700	8,578

Bank of Scotland PLC
4.590% due 07/17/2009	2,200	2,194

Bear Stearns Cos. LLC
1.558% due 03/30/2009	2,900	2,881
2.262% due 08/21/2009	4,800	4,721
2.356% due 05/18/2010	14,000	13,540
2.371% due 11/28/2011	1,200	1,120
3.650% due 01/31/2011	8,000	7,348
4.905% due 07/16/2009	1,300	1,283

Calabash Re Ltd.
10.396% due 01/08/2010	1,400	1,375
12.896% due 01/08/2010	1,900	1,873

Capital One Financial Corp.
2.469% due 09/10/2009	13,700	13,052

Caterpillar Financial Services Corp.
2.259% due 03/10/2009	6,400	6,377
2.296% due 05/18/2009	5,480	5,432

CIT Group, Inc.
2.269% due 08/17/2009	2,200	2,115
2.302% due 06/08/2009	7,700	7,517

Citigroup Funding, Inc.
1.466% due 06/26/2009	1,400	1,371
3.556% due 05/07/2010	100	95

Citigroup Global Markets Holdings, Inc.
1.971% due 03/17/2009	1,800	1,791

Citigroup, Inc.
1.496% due 12/28/2009	4,000	3,774
2.386% due 05/18/2010	100	92

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.505% due 01/30/2009	$1,400	$1,400
5.500% due 04/11/2013	7,100	6,920
8.400% due 04/29/2049	3,200	2,117

Countrywide Financial Corp.
4.348% due 01/05/2009	15,000	15,000

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	400	381

Credit Agricole S.A.
2.181% due 05/28/2009	1,500	1,496
2.231% due 05/28/2010	1,700	1,680

Deutsche Bank Capital Funding Trust I
7.872% due 12/29/2049	14,600	5,955

DnB NOR Bank ASA
4.889% due 10/13/2009	8,400	8,400

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	300	255
5.800% due 01/12/2009	500	499
7.000% due 10/01/2013	3,250	2,248
7.250% due 10/25/2011	3,000	2,193
7.375% due 10/28/2009	1,400	1,230
7.375% due 02/01/2011	100	76
7.569% due 01/13/2012	3,600	2,344
7.875% due 06/15/2010	300	240

General Electric Capital Corp.
1.495% due 10/06/2010	400	371
2.219% due 08/15/2011	4,900	4,300
3.642% due 02/01/2011	3,600	3,272
4.489% due 01/08/2016	300	221
4.572% due 01/20/2010	1,100	1,051

GMAC LLC
6.000% due 12/15/2011	300	238

Goldman Sachs Group, Inc.
0.564% due 06/23/2009	100	97
1.518% due 03/30/2009	2,900	2,861
1.566% due 06/28/2010	500	465
2.229% due 11/16/2009	600	575
4.164% due 07/23/2009	1,300	1,266

HSBC Bank USA N.A.
2.329% due 06/10/2009	1,400	1,389

HSBC Finance Corp.
2.638% due 05/10/2010	2,200	1,989

ICICI Bank Ltd.
5.290% due 01/12/2010	2,300	1,904

International Lease Finance Corp.
5.550% due 09/05/2012	8,300	5,730

JPMorgan Chase & Co.
2.259% due 05/16/2011	100	94
4.242% due 10/02/2009	3,500	3,431
4.720% due 01/17/2011	200	187

KeyBank N.A.
4.467% due 06/02/2010	2,200	2,123

KeyCorp
4.700% due 05/21/2009	5,940	5,898

Lehman Brothers Holdings, Inc.
2.878% due 04/03/2009 (a)	1,700	162
2.907% due 11/16/2009 (a)	5,200	494
2.911% due 08/21/2009 (a)	1,400	133
3.005% due 07/18/2011 (a)	1,000	95
3.011% due 12/23/2010 (a)	900	86
5.625% due 01/24/2013 (a)	1,700	170

Longpoint Re Ltd.
7.246% due 05/08/2010	700	684

Merrill Lynch & Co., Inc.
2.290% due 12/04/2009	1,400	1,344
2.431% due 06/05/2012	19,000	16,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.438% due 05/08/2009	$1,700	$1,670
2.446% due 09/09/2009	100	97
2.956% due 02/06/2009	100	100
3.079% due 02/05/2010	100	95
3.555% due 01/30/2009	100	100

Metropolitan Life Global Funding I
2.189% due 05/17/2010	3,200	2,871
5.125% due 04/10/2013	16,500	15,388

Morgan Stanley
2.498% due 02/09/2009	1,100	1,095
2.556% due 05/07/2009	2,800	2,755
4.232% due 05/14/2010	100	93
4.299% due 01/22/2009	3,700	3,722
4.752% due 01/18/2011	5,300	4,515
5.032% due 01/15/2010	200	186

National Australia Bank Ltd.
2.204% due 09/11/2009	1,400	1,401
2.838% due 02/08/2010	16,800	16,817

Northern Rock PLC
4.350% due 01/09/2009	16,500	16,502

Pacific Life Global Funding
5.150% due 04/15/2013	11,700	11,003

PNC Bank N.A.
3.642% due 02/01/2010	10,000	9,983

Pricoa Global Funding I
3.585% due 07/27/2009	3,700	3,504

Residential Capital LLC
5.253% due 05/22/2009	2,000	740

Residential Reinsurance 2007 Ltd.
12.452% due 06/07/2010	300	293

SLM Corp.
3.675% due 07/27/2009	900	848
3.695% due 07/26/2010	700	598

Sun Life Financial Global Funding LP
1.595% due 07/06/2011	9,000	8,716

TransCapitalInvest Ltd. For OJSC AK Transneft
7.700% due 08/07/2013	4,800	3,546

Wachovia Bank N.A.
2.218% due 05/25/2010	6,000	5,691

Wachovia Corp.
2.352% due 06/01/2010	1,000	944
4.882% due 10/15/2011	1,100	986
7.980% due 02/28/2049	17,400	14,872

Wachovia Mortgage FSB
2.428% due 05/08/2009	7,100	7,006

Wells Fargo & Co.
2.096% due 09/15/2009	300	297
3.938% due 01/29/2010	6,500	6,421

		385,860

INDUSTRIALS 5.7%

Anadarko Petroleum Corp.
2.396% due 09/15/2009	2,200	2,105

BP AMI Leasing, Inc.
1.476% due 06/26/2009	3,700	3,701

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	200	202

Comcast Corp.
5.119% due 07/14/2009	20,310	20,035

Daimler Finance North America LLC
2.346% due 03/13/2009	1,600	1,599

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Gaz Capital S.A.
7.510% due 07/31/2013	$2,500	$1,997

Home Depot, Inc.
2.046% due 12/16/2009	6,200	5,859
3.750% due 09/15/2009	4,600	4,557

Kimberly-Clark Corp.
3.520% due 07/30/2010	3,100	3,016

Time Warner, Inc.
2.405% due 11/13/2009	15,300	14,730

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300	3,400

Walt Disney Co.
4.705% due 07/16/2010	5,200	5,108

		66,309

UTILITIES 5.0%

Deutsche Telekom International Finance BV
1.678% due 03/23/2009	14,500	14,372

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	18,700	19,369

NiSource Finance Corp.
2.723% due 11/23/2009	6,600	5,948

Progress Energy, Inc.
5.202% due 01/15/2010	1,600	1,522

Public Service Electric & Gas Co.
2.974% due 03/12/2010	7,000	6,922

Qwest Capital Funding, Inc.
7.000% due 08/03/2009	4,100	4,038

Telecom Italia Capital S.A.
5.112% due 07/18/2011	1,800	1,355

Telefonica Emisiones SAU
1.825% due 06/19/2009	1,700	1,646

Verizon Communications, Inc.
4.200% due 04/03/2009	3,800	3,774

		58,946

Total Corporate Bonds & Notes (Cost $555,082)		511,115

MUNICIPAL BONDS & NOTES 0.4%

Illinois State General Obligation Notes, Series 2008
4.500% due 06/24/2009	5,000	5,043

Total Municipal Bonds & Notes (Cost $5,012)		5,043

U.S. GOVERNMENT AGENCIES 53.0%

Fannie Mae
0.531% due 12/25/2036 - 07/25/2037	3,504	3,100
0.591% due 03/25/2034	91	88
0.671% due 10/27/2037	14,100	11,993
0.821% due 09/25/2042 - 03/25/2044	1,188	1,060
0.871% due 05/25/2031 - 11/25/2032	2,767	2,673
3.678% due 07/01/2042 - 06/01/2043	961	948
3.728% due 09/01/2041	486	478
3.878% due 09/01/2040	4	4
4.391% due 11/01/2035	268	270
4.453% due 05/01/2035	510	512
4.477% due 05/01/2035	385	385
4.500% due 06/01/2023	1,990	2,038
4.510% due 07/01/2034	136	137

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.622% due 08/01/2035	$2,620	$2,635
4.657% due 07/01/2035	410	413
4.908% due 09/01/2035	905	910
5.000% due 12/25/2016 - 02/01/2039	183,028	186,579
5.000% due 09/01/2019 - 06/01/2035 (f)	35,714	36,680
5.016% due 11/01/2035	1,000	1,006
5.131% due 12/01/2036	64	64
5.308% due 09/01/2034	60	60
5.404% due 03/01/2035	139	139
5.500% due 12/01/2009 - 01/01/2039	55,901	57,604
5.500% due 01/01/2022 - 09/01/2038 (f)	51,424	52,821
6.000% due 08/01/2016 - 09/01/2038	54,283	55,954
6.000% due 02/01/2036 - 08/01/2038 (f)	93,865	96,755
6.250% due 02/01/2011	11,100	11,768
6.500% due 10/01/2037 - 12/25/2042	967	1,005

Federal Housing Administration
7.430% due 10/01/2020	8	8

Freddie Mac
0.511% due 12/25/2036	3,129	2,980
0.731% due 08/25/2031	311	279
1.345% due 07/15/2019 - 10/15/2020	27,404	26,580
1.425% due 02/15/2019	11,665	11,215
1.495% due 05/15/2036	938	897
1.545% due 12/15/2030	401	394
1.595% due 06/15/2018	136	132
3.679% due 02/25/2045	624	562
4.695% due 06/01/2035	1,625	1,639
4.875% due 06/13/2018	1,100	1,267
4.915% due 07/01/2035	761	768
5.000% due 10/01/2018 - 12/15/2026	1,566	1,578
5.500% due 08/15/2030 - 01/01/2039	12,901	13,206
6.000% due 09/01/2016 - 07/01/2038	1,142	1,178
6.500% due 07/25/2043	131	136

Ginnie Mae
6.000% due 08/15/2033 - 11/15/2038	13,679	14,143
6.000% due 10/15/2038 (g)	13,986	14,458

Small Business Administration
5.600% due 09/01/2028	1,000	1,035

Total U.S. Government Agencies (Cost $611,209)		620,534

U.S. TREASURY OBLIGATIONS 0.0%

Treasury Inflation Protected Securities (c)
1.750% due 01/15/2028	103	96

Total U.S. Treasury Obligations (Cost $97)		96

MORTGAGE-BACKED SECURITIES 11.0%

Adjustable Rate Mortgage Trust
5.135% due 09/25/2035	1,768	1,067

American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,134	790
4.390% due 02/25/2045	421	212

Banc of America Funding Corp.
4.155% due 05/25/2035	6,304	4,509
6.124% due 01/20/2047	1,348	726

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Banc of America Mortgage Securities, Inc.
4.519% due 07/25/2034	$1,225	$991
5.136% due 05/25/2033	1,407	1,100
6.500% due 10/25/2031	53	49

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	22,452	18,325
4.550% due 08/25/2035	6,567	5,401
4.661% due 07/25/2034	1,027	701
4.750% due 10/25/2035	1,789	1,677
4.955% due 01/25/2035	1,156	873
5.037% due 04/25/2033	22	17
5.111% due 11/25/2034	2,598	2,412
5.429% due 04/25/2033	45	37
5.451% due 01/25/2034	81	57
6.079% due 02/25/2033	4	3

Bear Stearns Alt-A Trust
0.631% due 02/25/2034	971	449
5.059% due 12/25/2033	1,169	766
5.364% due 05/25/2035	711	481
5.495% due 09/25/2035	646	302

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	309
5.471% due 01/12/2045	1,200	929

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	1,575	1,357

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	1,952	1,227
5.761% due 12/26/2046	1,099	766

Citigroup Mortgage Loan Trust, Inc.
4.684% due 08/25/2035	2,577	1,736
4.900% due 12/25/2035	505	406

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	2,639

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	1,035	427
0.751% due 02/25/2037	5,227	2,593
4.500% due 06/25/2035	1,144	1,113
6.000% due 10/25/2033	71	67

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	2,993	1,866
4.789% due 11/25/2034	1,665	1,040
5.250% due 02/20/2036	941	453

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	400	327

CS First Boston Mortgage Securities Corp.
3.091% due 03/25/2032	4	3
4.938% due 12/15/2040	332	325
5.047% due 07/25/2033	12,836	8,845

First Horizon Alternative Mortgage Securities
5.309% due 09/25/2034	2,899	1,739

First Horizon Asset Securities, Inc.
5.354% due 08/25/2035	960	682

GMAC Mortgage Corp. Loan Trust
5.584% due 11/19/2035	567	327

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	1,042	838
0.551% due 01/25/2047	1,224	1,126

Greenpoint Mortgage Pass-Through Certificates
5.496% due 10/25/2033	1,025	793

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	1,900	1,452

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	1,893	1,397
5.799% due 08/10/2045	3,900	2,842

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GSR Mortgage Loan Trust
4.540% due 09/25/2035	$2,703	$1,997
6.000% due 03/25/2032	2	1

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	222	104
3.938% due 06/19/2034	8,217	7,650
5.142% due 07/19/2035	1,397	762

Impac CMB Trust
2.395% due 07/25/2033	437	343

Indymac Index Mortgage Loan Trust
5.055% due 12/25/2034	654	450

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	426
5.819% due 06/15/2049	100	73
5.882% due 02/15/2051	1,300	929

JPMorgan Mortgage Trust
5.024% due 02/25/2035	1,037	780

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	481	471

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	166	125

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	618	600

MASTR Asset Securitization Trust
5.500% due 09/25/2033	70	66

Mellon Residential Funding Corp.
1.675% due 06/15/2030	410	339

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	1,867

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	644	344

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	499	346
2.395% due 10/25/2035	317	236
4.250% due 10/25/2035	1,790	1,426
4.917% due 01/25/2029	63	41

Morgan Stanley Capital I
1.255% due 10/15/2020	1,793	1,369
5.809% due 12/12/2049	300	226

Prime Mortgage Trust
0.871% due 02/25/2019	13	12
0.871% due 02/25/2034	51	45

Residential Funding Mortgage Securities I
5.210% due 09/25/2035	1,905	1,188

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	176	164

Structured Adjustable Rate Mortgage Loan Trust
3.453% due 01/25/2035	524	229
5.291% due 08/25/2034	1,013	623
5.345% due 01/25/2035	1,959	1,026
5.365% due 02/25/2034	775	484
5.528% due 08/25/2035	585	303

Structured Asset Mortgage Investments, Inc.
0.571% due 09/25/2047	2,376	2,193
0.751% due 02/25/2036	325	155
0.831% due 07/19/2035	1,374	931
0.911% due 09/19/2032	11	8

Structured Asset Securities Corp.
5.048% due 10/25/2035	903	654

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	$970	$805
0.591% due 09/25/2046	2,422	2,011

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	2,173	1,542
1.285% due 09/15/2021	3,431	2,626
5.509% due 04/15/2047	1,800	1,301

WaMu Mortgage Pass-Through Certificates
0.741% due 12/25/2045	297	136
0.761% due 10/25/2045	1,669	915
2.986% due 01/25/2047	664	282
3.456% due 11/25/2042	147	121
3.656% due 06/25/2042	86	63
3.656% due 08/25/2042	341	241
3.680% due 05/25/2041	97	85
4.138% due 08/25/2034	6,946	6,679
4.269% due 09/25/2046	904	416
4.375% due 02/27/2034	60	48

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,218	800
4.963% due 01/25/2035	2,309	1,795
4.992% due 12/25/2034	1,710	1,324

Total Mortgage-Backed Securities (Cost $169,594)		128,745

ASSET-BACKED SECURITIES 14.4%

Access Group, Inc.
4.835% due 10/27/2025	3,700	3,402

Accredited Mortgage Loan Trust
0.511% due 09/25/2036	337	330

ACE Securities Corp.
0.531% due 10/25/2036	639	595

Amortizing Residential Collateral Trust
0.761% due 07/25/2032	13	8

Argent Securities, Inc.
0.521% due 09/25/2036	78	77

Asset-Backed Funding Certificates
0.531% due 10/25/2036	299	291
0.531% due 01/25/2037	510	441

Asset-Backed Securities Corp. Home Equity
0.521% due 12/25/2036	704	648
0.746% due 09/25/2034	286	224
2.845% due 03/15/2032	255	139

Atrium CDO Corp.
3.946% due 06/27/2015	6,111	5,407

BA Credit Card Trust
1.775% due 04/15/2013	2,000	1,819
1.945% due 08/15/2011	13,400	13,289

Bear Stearns Asset-Backed Securities Trust
1.471% due 10/25/2037	4,528	3,716

Carrington Mortgage Loan Trust
0.571% due 06/25/2037	1,917	1,700

Chase Issuance Trust
2.095% due 05/16/2011	14,800	14,583

CIT Group Home Equity Loan Trust
0.741% due 06/25/2033	1	1

Citibank Credit Card Issuance Trust
1.764% due 05/18/2011	11,800	11,628

Citigroup Mortgage Loan Trust, Inc.
0.531% due 05/25/2037	6,665	5,356
0.531% due 07/25/2045	6,490	5,034
0.571% due 10/25/2036	5,874	5,389

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	$3,323	$3,094
0.521% due 12/25/2046	108	105
0.521% due 03/25/2047	261	252
0.521% due 06/25/2047	3,217	2,951
0.541% due 06/25/2037	699	650
0.551% due 06/25/2037	586	540
0.581% due 10/25/2046	477	441
0.651% due 09/25/2036	6,243	4,964
0.731% due 05/25/2036	3,727	2,960
0.951% due 12/25/2031	53	28

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	637	554

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032	11	6

Daimler Chrysler Auto Trust
2.726% due 10/08/2010	4,438	4,371

Equity One Asset-Backed Securities, Inc.
1.031% due 11/25/2032	15	9

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	946	857

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	2,854	2,787

Fremont Home Loan Trust
0.531% due 01/25/2037	631	493
0.541% due 02/25/2037	163	159

GE-WMC Mortgage Securities LLC
0.511% due 08/25/2036	189	178

GSAMP Trust
0.541% due 12/25/2036	943	683
0.761% due 03/25/2034	77	75

GSR Mortgage Loan Trust
0.571% due 11/25/2030	1	1

HFC Home Equity Loan Asset-Backed Certificates
0.578% due 03/20/2036	308	294
0.798% due 01/20/2034	2,036	1,402
0.858% due 09/20/2033	171	128

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	387	344

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	326	305

JPMorgan Mortgage Acquisition Corp.
0.521% due 08/25/2036	192	178
0.531% due 03/25/2047	1,331	1,048

Lehman XS Trust
0.541% due 05/25/2046	107	103
0.551% due 11/25/2046	1,430	1,325
0.591% due 11/25/2036	610	580

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034	34	12

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	517	483

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	973	917

Morgan Stanley ABS Capital I
0.521% due 09/25/2036	1,529	1,442
0.531% due 05/25/2037	1,545	1,272

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	4,668	4,208

Option One Mortgage Loan Trust
0.521% due 01/25/2037	461	433
0.561% due 04/25/2037	5,068	4,609

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Asset Securities Corp.
0.541% due 11/25/2036	$387	$371

Residential Funding Mortgage Securities II, Inc.
0.591% due 05/25/2037	932	862

Saxon Asset Securities Trust
0.531% due 10/25/2046	185	177

Securitized Asset-Backed Receivables LLC Trust
0.601% due 05/25/2037	1,525	1,023

SLM Student Loan Trust
3.515% due 04/25/2014	1,787	1,738
3.535% due 10/25/2016	1,295	1,265
3.535% due 07/25/2017	13,600	11,937
3.785% due 07/25/2013	2,563	2,486
3.835% due 01/25/2015	838	800
4.035% due 10/25/2017	8,300	6,793
5.035% due 04/25/2023	18,100	16,988

Soundview Home Equity Loan Trust
0.531% due 11/25/2036	2,259	2,070
0.551% due 01/25/2037	1,565	1,483

Structured Asset Securities Corp.
0.521% due 10/25/2036	704	651

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034	30	30

Wells Fargo Home Equity Trust
0.521% due 01/25/2037	206	198

Total Asset-Backed Securities (Cost $184,174)		168,190

SOVEREIGN ISSUES 0.7%

Export-Import Bank of Korea
2.292% due 06/01/2009	2,200	2,194

Korea Development Bank
4.348% due 04/03/2010	6,100	5,892

Total Sovereign Issues (Cost $8,300)		8,086

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,900	$1,126
12.500% due 01/05/2022		900	401

Total Foreign Currency-Denominated Issues (Cost $2,042)			1,527

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.7%

Bank of America Corp.
7.250% due 01/05/2022		12,000	7,818

Total Convertible Preferred Stocks (Cost $12,000)			7,818

PREFERRED STOCKS 0.4%

DG Funding Trust
3.229% due 01/05/2022		420	4,224

Total Preferred Stocks (Cost $4,462)			4,224

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 0.3%

Nordea Bank Finland PLC
1.755% due 04/09/2009		$3,600	3,584

COMMERCIAL PAPER 0.0%

BNP Paribas
2.092% due 01/16/2009		170	170

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.2%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	$3,000	$3,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% due 10/31/2010 valued at $3,031. Repurchase proceeds are $3,000.)
0.030% due 01/02/2009	11,500	11,500
(Dated 12/31/2008. Collateralized by Fannie Mae 6.125% due 08/07/2023 valued at $11,712. Repurchase proceeds are $11,500.)

		14,500

U.S. CASH MANAGEMENT BILLS 0.1%
0.220% due 04/29/2009 (d)	760	756

U.S. TREASURY BILLS 4.9%
0.197% due 01/02/2009 - 06/11/2009 (b)(d)	57,400	57,269

Total Short-Term Instruments (Cost $76,418)		76,279

PURCHASED OPTIONS (i) 0.3%
(Cost $1,194)		3,854

Total Investments 131.3% (Cost $1,634,324)		$1,538,107

Written Options (j) (0.4%) (Premiums $1,299)		(4,821)

Other Assets and Liabilities (Net) (30.9%)		(362,110)

Net Assets 100.0%		$1,171,176

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $37,791 and cash of $250 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	Cash of $400 has been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $68,695 at a weighted average interest rate of 2.527%. On December 31, 2008, securities valued at $183,839 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,806 and cash of $4,679 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2009	49	$552
90-Day Euribor March Futures	Long	03/2009	49	516
90-Day Eurodollar December Futures	Long	12/2009	159	637
90-Day Eurodollar June Futures	Long	06/2009	402	1,938
90-Day Eurodollar March Futures	Long	03/2009	2,197	13,332
90-Day Eurodollar March Futures	Long	03/2010	103	454
90-Day Eurodollar September Futures	Long	09/2009	523	3,529
U.S. Treasury 2-Year Note March Futures	Long	03/2009	179	253
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	45	242
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	306	2,590
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	386	3,256

				$27,299

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	1.380%	06/20/2013	5.253%	$2,700	$(388)	$0	$(388)
American International Group, Inc.	RBS	1.360%	06/20/2013	5.253%	2,700	(390)	0	(390)
Brazil Government International Bond	BCLY	0.290%	06/20/2009	1.297%	4,000	(19)	0	(19)
Ford Motor Credit Co. LLC	BCLY	5.650%	09/20/2012	10.510%	600	(81)	0	(81)
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	10.510%	200	(37)	0	(37)
Ford Motor Credit Co. LLC	JPM	6.800%	09/20/2012	10.510%	8,300	(847)	0	(847)
General Electric Capital Corp.	BNP	0.780%	03/20/2011	4.406%	900	(66)	0	(66)
General Electric Capital Corp.	BNP	1.250%	03/20/2013	3.927%	700	(66)	0	(66)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	1,100	(9)	0	(9)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	4.523%	200	(8)	0	(8)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	4.523%	100	(4)	0	(4)
General Electric Capital Corp.	CITI	4.000%	12/20/2013	3.708%	2,200	29	0	29
General Electric Capital Corp.	CITI	4.325%	12/20/2013	3.708%	1,600	43	0	43
General Electric Capital Corp.	DUB	0.800%	06/20/2011	4.353%	4,300	(342)	0	(342)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	4.310%	600	(41)	0	(41)
General Electric Capital Corp.	DUB	4.230%	12/20/2013	3.708%	2,400	55	0	55
General Electric Capital Corp.	DUB	4.900%	12/20/2013	3.708%	1,900	100	0	100
General Electric Capital Corp.	GSC	0.900%	12/20/2010	4.461%	300	(20)	0	(20)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	900	(2)	0	(2)
General Motors Corp.	BNP	4.800%	12/20/2012	81.101%	200	(154)	0	(154)
General Motors Corp.	BOA	4.500%	12/20/2012	81.101%	400	(310)	0	(310)
General Motors Corp.	DUB	4.600%	12/20/2012	81.101%	200	(155)	0	(155)
General Motors Corp.	JPM	4.550%	12/20/2012	81.101%	100	(77)	0	(77)
General Motors Corp.	MSC	4.630%	12/20/2012	81.101%	100	(77)	0	(77)
General Motors Corp.	UBS	8.150%	03/20/2013	79.336%	2,800	(2,070)	0	(2,070)
GMAC LLC	BCLY	3.650%	09/20/2012	8.183%	1,000	(136)	0	(136)
GMAC LLC	GSC	3.200%	09/20/2012	8.183%	500	(75)	0	(75)
GMAC LLC	JPM	4.850%	09/20/2012	8.183%	900	(89)	0	(89)
GMAC LLC	MLP	1.850%	09/20/2009	9.739%	2,100	(114)	0	(114)
Goldman Sachs Group, Inc.	JPM	0.820%	09/20/2012	3.017%	3,800	(275)	0	(275)
Indonesia Government International Bond	RBS	0.438%	06/20/2009	5.674%	4,000	(99)	0	(99)
JSC Gazprom	BCLY	1.600%	12/20/2012	9.969%	3,800	(934)	0	(934)
JSC Gazprom	MSC	0.860%	11/20/2011	10.810%	2,600	(591)	0	(591)
JSC Gazprom	MSC	2.480%	02/20/2013	9.874%	6,500	(1,399)	0	(1,399)
Mexico Government International Bond	JPM	3.030%	12/20/2009	2.208%	1,000	9	0	9
Russia Government International Bond	BCLY	0.275%	06/20/2009	9.837%	4,000	(177)	0	(177)
SLM Corp.	BNP	5.050%	03/20/2013	8.613%	1,500	(157)	0	(157)
SLM Corp.	CITI	5.600%	09/20/2009	11.541%	4,900	(189)	0	(189)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	2,700	(270)	0	(270)
Ukraine Government International Bond	HSBC	0.520%	05/20/2009	36.441%	1,000	(127)	0	(127)
Ukraine Government International Bond	HSBC	0.490%	06/20/2009	36.449%	4,000	(618)	0	(618)

						$(10,177)	$0	$(10,177)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-10 Index	MLP	(5.000%	)	06/20/2013	$5,000	$783	$387	$396
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	293	15	27	(12)

						$798	$414	$384

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	$500	$(85)	$0	$(85)
CDX.HY-8 Index 25-35%	MLP	1.833%	06/20/2012	1,100	(198)	0	(198)
CDX.HY-8 Index 25-35%	MSC	2.080%	06/20/2012	1,100	(189)	0	(189)
CDX.HY-8 Index 25-35%	MSC	2.170%	06/20/2012	600	(102)	0	(102)
CDX.HY-8 Index 35-100%	CITI	0.360%	06/20/2012	4,904	(342)	0	(342)
CDX.HY-8 Index 35-100%	CITI	0.401%	06/20/2012	1,079	(74)	0	(74)
CDX.HY-11 Index	MSC	5.000%	12/20/2013	3,800	(759)	(935)	176
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	8,264	42	0	42
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	195	1	0	1

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Low Duration Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	$389	$1	$0	$1
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	600	(12)	(14)	2
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	200	(60)	(34)	(26)

					$(1,777)	$(983)	$(794)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,300	$59	$0	$59
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		1,100	33	1	32
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		900	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		1,300	30	0	30
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		600	18	0	18
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		300	8	0	8
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		300	8	0	8
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	4,200	(29)	0	(29)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		2,700	(17)	0	(17)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		1,100	(6)	0	(6)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		3,400	10	(6)	16
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		3,400	10	(5)	15
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		1,500	9	2	7
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,400	12	1	11
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	1,031	(55)	1,086
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$16,400	425	(44)	469
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		22,300	579	(52)	631
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS		50,900	1,633	0	1,633
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		2,600	117	95	22
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		12,500	562	473	89
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		7,500	337	236	101
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		300	(65)	(14)	(51)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		1,200	(143)	(99)	(44)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		900	(107)	(78)	(29)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		400	(55)	(48)	(7)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		11,200	(3,791)	56	(3,847)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		3,700	(84)	(173)	89
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		48,600	(22,103)	668	(22,771)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	16,300	855	69	786
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	BCLY	GBP	3,400	(4)	26	(30)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS		3,100	(3)	25	(28)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		700	10	(16)	26
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC		1,600	78	(17)	95
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	DUB		6,000	(973)	1,630	(2,603)
Receive	6-Month GBP-LIBOR	5.000%	12/19/2037	GSC		200	(86)	9	(95)
Pay	USSP Semi 2-Year Index	0.710%	02/05/2009	BNP		$5,500	12	2	10
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	RBS		34,500	344	24	320

							$(21,265)	$2,710	$(23,975)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(i)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$16,400	$186	$641
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	8,800	94	293
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	6,100	65	203
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,300	26	77
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	14,700	139	490
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	35,100	379	1,130
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	20,300	216	677
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	8,400	89	343

							$1,194	$3,854

(j)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$98.000	03/16/2009	81	$22	$5
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	61	27	5
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	55	9	8

				$58	$18

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$5,500	$177	$789
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,000	22	32
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	2,000	50	173
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,400	46	173
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	2,000	14	21
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	2,000	66	247
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	800	26	99
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,900	153	605
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	11,700	353	1,414
Put - OTC 9-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	02/23/2009	2,000	6	7
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,000	21	33
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	6,800	221	839
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	2,800	86	371

							$1,241	$4,803

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	193	$89,900	$1,151
Sales	1,013	64,900	2,266
Closing Buys	(710)	(106,900)	(1,886)
Expirations	0	0	0
Exercised	(299)	0	(232)

Balance at 12/31/2008	197	$47,900	$1,299

(k)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	6.500%	01/01/2039	$1,000	$1,027	$1,039

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Low Duration Portfolio  (Cont.)

(l)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	509	04/2009	$0	$(3)	$(3)
Sell		BCLY	509	04/2009	0	(1)	(1)
Buy		HSBC	510	04/2009	0	(3)	(3)
Sell		HSBC	510	04/2009	0	0	0
Sell	AUD	CITI	956	01/2009	0	(46)	(46)
Sell	BRL	BCLY	4,509	02/2009	1	(63)	(62)
Sell		CITI	612	02/2009	1	0	1
Sell		HSBC	3,119	02/2009	0	(56)	(56)
Sell		JPM	4,837	02/2009	0	(50)	(50)
Buy		UBS	14,116	02/2009	0	(427)	(427)
Sell		UBS	5,210	02/2009	0	(12)	(12)
Buy	CLP	HSBC	130,534	05/2009	1	0	1
Sell		HSBC	130,534	05/2009	2	0	2
Buy	CNY	BCLY	1,961	07/2009	0	(18)	(18)
Sell		BCLY	1,872	07/2009	0	(11)	(11)
Sell		CITI	617	07/2009	0	(4)	(4)
Buy		DUB	721	07/2009	0	(6)	(6)
Sell		DUB	621	07/2009	0	(3)	(3)
Buy		HSBC	914	07/2009	0	(8)	(8)
Sell		HSBC	623	07/2009	0	(4)	(4)
Buy		JPM	19,344	07/2009	0	(215)	(215)
Sell		JPM	1,491	07/2009	0	(10)	(10)
Buy		BCLY	3,989	09/2009	0	(3)	(3)
Buy		CITI	2,568	09/2009	0	(1)	(1)
Buy		DUB	11,572	09/2009	0	(6)	(6)
Buy		HSBC	5,131	09/2009	1	(3)	(2)
Buy		JPM	2,140	09/2009	0	(2)	(2)
Buy	EUR	BCLY	947	01/2009	60	0	60
Buy		BNP	327	01/2009	0	(15)	(15)
Buy		CSFB	203	01/2009	4	(5)	(1)
Buy		DUB	484	01/2009	25	(4)	21
Buy		HSBC	522	01/2009	21	(10)	11
Buy		MSC	384	01/2009	25	0	25
Sell		RBS	3,381	01/2009	0	(428)	(428)
Sell	GBP	BCLY	3,921	01/2009	172	0	172
Sell		CITI	4,251	01/2009	191	0	191
Buy		RBS	874	01/2009	0	(52)	(52)
Sell		UBS	3,769	01/2009	171	0	171
Buy	INR	BCLY	74,098	04/2009	24	0	24
Sell		BCLY	53,059	04/2009	0	(74)	(74)
Buy		BOA	48,787	04/2009	34	0	34
Buy		CITI	41,500	04/2009	15	0	15
Buy		DUB	41,832	04/2009	22	0	22
Sell		DUB	45,950	04/2009	0	(59)	(59)
Buy		HSBC	62,021	04/2009	23	0	23
Sell		JPM	169,229	04/2009	0	(217)	(217)
Buy	KWD	HSBC	77	04/2009	0	(21)	(21)
Sell		HSBC	77	04/2009	0	(2)	(2)
Buy	MYR	BCLY	753	02/2009	4	0	4
Sell		BCLY	1,505	02/2009	0	(17)	(17)
Sell		CITI	1,405	02/2009	0	(18)	(18)
Buy		DUB	920	02/2009	2	0	2
Sell		DUB	1,365	02/2009	0	(19)	(19)
Sell		HSBC	775	02/2009	0	(12)	(12)
Buy		JPM	4,485	02/2009	10	(80)	(70)
Sell		JPM	1,108	02/2009	0	(14)	(14)
Buy		BCLY	420	04/2009	1	0	1
Sell		BCLY	675	04/2009	0	(10)	(10)
Buy		BOA	350	04/2009	1	0	1
Buy		CITI	668	04/2009	3	0	3
Sell		CITI	330	04/2009	0	(5)	(5)
Buy		HSBC	784	04/2009	6	0	6
Sell		JPM	1,217	04/2009	0	(20)	(20)
Buy	PHP	BCLY	3,200	02/2009	0	(4)	(4)
Sell		CITI	31,274	02/2009	0	(45)	(45)
Buy		DUB	12,680	02/2009	2	(2)	0
Buy		HSBC	3,750	02/2009	0	(5)	(5)
Buy		JPM	5,144	02/2009	0	(6)	(6)
Buy		MLP	1,200	02/2009	0	(2)	(2)
Buy		MSC	4,200	02/2009	0	(6)	(6)
Buy		RBS	1,100	02/2009	0	(2)	(2)
Buy		BCLY	497	05/2009	0	0	0

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	CITI	12,093	05/2009	$2	$0	$2
Sell		DUB	16,470	05/2009	0	(29)	(29)
Buy		JPM	3,880	05/2009	1	0	1
Buy		LEH	800	12/2010	0	(1)	(1)
Sell		LEH	800	12/2010	0	0	0
Buy	RUB	JPM	36,489	05/2009	0	(464)	(464)
Sell		UBS	36,489	05/2009	441	0	441
Buy	SAR	HSBC	522	04/2009	0	(2)	(2)
Sell		HSBC	522	04/2009	0	(1)	(1)
Buy		JPM	521	04/2009	0	(2)	(2)
Sell		JPM	521	04/2009	0	(1)	(1)
Sell	SGD	BCLY	605	01/2009	0	(9)	(9)
Buy		DUB	941	01/2009	13	0	13
Sell		HSBC	336	01/2009	0	(14)	(14)
Sell		BCLY	1,348	04/2009	0	(43)	(43)
Buy		CITI	1,985	04/2009	16	0	16
Sell		CITI	904	04/2009	0	(30)	(30)
Buy		DUB	1,298	04/2009	19	0	19
Buy		HSBC	570	04/2009	5	0	5
Sell		HSBC	2,090	04/2009	0	(73)	(73)
Sell		JPM	898	04/2009	0	(31)	(31)
Buy		RBS	795	04/2009	10	0	10
Buy		UBS	592	04/2009	10	0	10
Buy		HSBC	709	07/2009	1	0	1
Sell		HSBC	709	07/2009	0	(25)	(25)

					$1,340	$(2,834)	$(1,494)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$1,538,099	$8	$1,538,107
Short Sales, at value	0	(1,039)	0	(1,039)
Other Financial Instruments ++	27,299	(41,383)	506	(13,578)

Total	$27,299	$1,495,677	$514	$1,523,490

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$19,412	$(5,060)	$38	$5	$(1,018)	$(13,369)	$8
Other Financial Instruments ++	(146)	0	0	0	652	0	506

Total	$19,266	$(5,060)	$38	$5	$(366)	$(13,369)	$514

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	17

Notes to Financial Statements

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

18	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

20	PIMCO Variable Insurance Trust

December 31, 2008

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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December 31, 2008

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred

Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(s) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

24	PIMCO Variable Insurance Trust

December 31, 2008

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,176,255	$3,811,580	$508,982	$180,589

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	521	$5,299	1,514	$15,321
Administrative Class	36,415	371,801	72,534	731,748
Advisor Class	469	4,717	47	477
Issued as reinvestment of distributions
Institutional Class	155	1,544	120	1,209
Administrative Class	7,992	79,404	4,910	49,701
Advisor Class	11	102	1	10
Cost of shares redeemed
Institutional Class	(983)	(10,101)	(1,234)	(12,364)
Administrative Class	(63,518)	(629,025)	(16,283)	(164,427)
Advisor Class	(287)	(2,825)	(37)	(375)
Net increase (decrease) resulting from Portfolio share transactions	(19,225)	$(179,084)	61,572	$621,300

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	70
Advisor Class	3	99

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$36,640	$20,806	$(127,988)	$0	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$1,634,325	$18,686	$(114,904)	$(96,218)

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$67,659	$13,565	$0
12/31/2007	51,012	0	0

(3)	Includes short-term capital gains, if any, distributed.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Low Duration Portfolio	2.18%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	1.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

34	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Glossary	28
Federal Income Tax Information	29
Privacy Policy	30
Management of the Trust	31
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	33

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Government Agencies	40.4%
Corporate Bonds & Notes	33.2%
Asset-Backed Securities	10.9%
Mortgage-Backed Securities	8.4%
Short-Term Instruments	5.0%
Sovereign Issues	0.5%
Other	1.6%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Low Duration Portfolio Institutional Class	-0.27%	2.87%	4.33%
Merrill Lynch 1-3 Year U.S. Treasury Index±	6.61%	4.06%	4.89%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$985.44	$1,022.12
Expenses Paid During Periodà	$2.99	$3.05

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	An above-index duration exposure for most of the year was beneficial to performance as interest rates declined.

»	The Portfolio’s emphasis at the shorter-end of the yield curve added to returns as the yield curve steepened.

»	An emphasis on mortgage-backed securities detracted from returns as the sector underperformed U.S. Treasuries.

»	Exposure to the high-yield and corporate sectors detracted from performance as both sectors underperformed U.S. Treasuries.

»	A small exposure to emerging markets detracted from performance as the sector posted negative returns for the year.

»	Tactical exposure to non-U.S. issues, with a focus on shorter-maturity U.K. securities, was a positive contributor to returns as the U.K. yield curve steepened during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$10.30	$10.06	$10.09	$10.30	$10.27
Net investment income (a)	0.42	0.49	0.44	0.30	0.15
Net realized/unrealized gain (loss) on investments	(0.45)	0.25	(0.03)	(0.18)	0.05
Total income (loss) from investment operations	(0.03)	0.74	0.41	0.12	0.20
Dividends from net investment income	(0.43)	(0.50)	(0.44)	(0.30)	(0.14)
Distributions from net realized capital gains	(0.16)	0.00	0.00	(0.03)	(0.03)
Total distributions	(0.59)	(0.50)	(0.44)	(0.33)	(0.17)
Net asset value end of year	$9.68	$10.30	$10.06	$10.09	$10.30
Total return	(0.27)%	7.52%	4.13%	1.16%	2.00%
Net assets end of year (000s)	$25,813	$30,612	$25,886	$18,093	$12,252
Ratio of expenses to average net assets	0.56%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.17%	4.86%	4.37%	2.92%	1.49%
Portfolio turnover rate	293%	72%	200%	184%	483%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$1,523,607
Repurchase agreements, at value	14,500
Cash	5,808
Deposits with counterparty	5,329
Foreign currency, at value	7,950
Receivable for investments sold	321,480
Receivable for Portfolio shares sold	1,532
Interest and dividends receivable	9,272
Variation margin receivable	165
Swap premiums paid	3,762
Unrealized appreciation on foreign currency contracts	1,340
Unrealized appreciation on swap agreements	6,436
1,901,181

Liabilities:
Payable for reverse repurchase agreements	$175,229
Payable for investments purchased	496,265
Payable for Portfolio shares redeemed	1,064
Payable for short sales	1,039
Written options outstanding	4,821
Dividends payable	14
Accrued investment advisory fee	265
Accrued administrative fee	265
Accrued servicing fee	142
Variation margin payable	343
Swap premiums received	1,621
Unrealized depreciation on foreign currency contracts	2,834
Unrealized depreciation on swap agreements	40,998
Other liabilities	5,105
730,005

Net Assets	$1,171,176

Net Assets Consist of:
Paid in capital	$1,241,718
Undistributed net investment income	12,693
Accumulated undistributed net realized gain	25,356
Net unrealized (depreciation)	(108,591)
$1,171,176

Net Assets:
Institutional Class	$25,813
Administrative Class	1,143,209
Advisor Class	2,154

Shares Issued and Outstanding:
Institutional Class	2,666
Administrative Class	118,088
Advisor Class	223

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.68
Administrative Class	9.68
Advisor Class	9.68

Cost of Investments Owned	$1,619,824
Cost of Repurchase Agreements Owned	$14,500
Cost of Foreign Currency Held	$8,016
Proceeds Received on Short Sales	$1,027
Premiums Received on Written Options	$1,299

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$67,818
Dividends	1,111
Miscellaneous income	20
Total Income	68,949

Expenses:
Investment advisory fees	3,665
Administrative fees	3,665
Servicing fees – Administrative Class	2,157
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	16
Interest expense	783
Total Expenses	10,289

Net Investment Income	58,660

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	15,721
Net realized gain on futures contracts, written options and swaps	44,521
Net realized gain on foreign currency transactions	8,651
Net change in unrealized (depreciation) on investments	(95,585)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(38,216)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6,023)
Net (Loss)	(70,931)

Net (Decrease) in Net Assets Resulting from Operations	$(12,271)

*Foreign tax withholdings	$13

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$58,660	$50,499
Net realized gain (loss)	68,893	(2,023)
Net change in unrealized appreciation (depreciation)	(139,824)	34,071
Net increase (decrease) resulting from operations	(12,271)	82,547

Distributions to Shareholders:
From net investment income
Institutional Class	(1,135)	(1,209)
Administrative Class	(58,471)	(49,793)
Advisor Class	(54)	(10)
From net realized capital gains
Institutional Class	(409)	0
Administrative Class	(21,108)	0
Advisor Class	(47)	0

Total Distributions	(81,224)	(51,012)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	5,299	15,321
Administrative Class	371,801	731,748
Advisor Class	4,717	477
Issued as reinvestment of distributions
Institutional Class	1,544	1,209
Administrative Class	79,404	49,701
Advisor Class	102	10
Cost of shares redeemed
Institutional Class	(10,101)	(12,364)
Administrative Class	(629,025)	(164,427)
Advisor Class	(2,825)	(375)
Net increase (decrease) resulting from Portfolio share transactions	(179,084)	621,300

Total Increase (Decrease) in Net Assets	(272,579)	652,835

Net Assets:
Beginning of year	1,443,755	790,920
End of year*	$1,171,176	$1,443,755

*Including undistributed net investment income of:	$12,693	$4,511

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Daimler Finance North America LLC
6.000% due 08/03/2012	$4,938	$2,596

Total Bank Loan Obligations (Cost $4,740)		2,596

CORPORATE BONDS & NOTES 43.6%

BANKING & FINANCE 32.9%

Allstate Life Global Funding Trusts
1.538% due 03/23/2009	800	793

American Express Bank FSB
0.568% due 06/22/2009	1,300	1,264
0.568% due 10/20/2009	2,100	2,002

American Express Centurion Bank
0.534% due 03/23/2010	3,500	3,236
0.568% due 09/22/2009	200	191
1.200% due 11/16/2009	1,400	1,324
1.459% due 06/12/2009	1,900	1,844
5.550% due 10/17/2012	3,700	3,518

American Express Credit Corp.
1.928% due 11/09/2009	1,100	1,023

American International Group, Inc.
1.090% due 06/16/2009	5,200	4,738

ANZ National International Ltd.
2.428% due 08/07/2009	1,500	1,500
6.200% due 07/19/2013	1,000	969

Bank of America Corp.
2.826% due 11/06/2009	900	882
8.000% due 12/29/2049	30,700	22,114

Bank of America N.A.
2.181% due 02/27/2009	700	701

Bank of Ireland
1.898% due 12/18/2009	1,120	1,113

Bank of New York Mellon Corp.
3.259% due 02/05/2010	8,700	8,578

Bank of Scotland PLC
4.590% due 07/17/2009	2,200	2,194

Bear Stearns Cos. LLC
1.558% due 03/30/2009	2,900	2,881
2.262% due 08/21/2009	4,800	4,721
2.356% due 05/18/2010	14,000	13,540
2.371% due 11/28/2011	1,200	1,120
3.650% due 01/31/2011	8,000	7,348
4.905% due 07/16/2009	1,300	1,283

Calabash Re Ltd.
10.396% due 01/08/2010	1,400	1,375
12.896% due 01/08/2010	1,900	1,873

Capital One Financial Corp.
2.469% due 09/10/2009	13,700	13,052

Caterpillar Financial Services Corp.
2.259% due 03/10/2009	6,400	6,377
2.296% due 05/18/2009	5,480	5,432

CIT Group, Inc.
2.269% due 08/17/2009	2,200	2,115
2.302% due 06/08/2009	7,700	7,517

Citigroup Funding, Inc.
1.466% due 06/26/2009	1,400	1,371
3.556% due 05/07/2010	100	95

Citigroup Global Markets Holdings, Inc.
1.971% due 03/17/2009	1,800	1,791

Citigroup, Inc.
1.496% due 12/28/2009	4,000	3,774
2.386% due 05/18/2010	100	92

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.505% due 01/30/2009	$1,400	$1,400
5.500% due 04/11/2013	7,100	6,920
8.400% due 04/29/2049	3,200	2,117

Countrywide Financial Corp.
4.348% due 01/05/2009	15,000	15,000

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	400	381

Credit Agricole S.A.
2.181% due 05/28/2009	1,500	1,496
2.231% due 05/28/2010	1,700	1,680

Deutsche Bank Capital Funding Trust I
7.872% due 12/29/2049	14,600	5,955

DnB NOR Bank ASA
4.889% due 10/13/2009	8,400	8,400

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	300	255
5.800% due 01/12/2009	500	499
7.000% due 10/01/2013	3,250	2,248
7.250% due 10/25/2011	3,000	2,193
7.375% due 10/28/2009	1,400	1,230
7.375% due 02/01/2011	100	76
7.569% due 01/13/2012	3,600	2,344
7.875% due 06/15/2010	300	240

General Electric Capital Corp.
1.495% due 10/06/2010	400	371
2.219% due 08/15/2011	4,900	4,300
3.642% due 02/01/2011	3,600	3,272
4.489% due 01/08/2016	300	221
4.572% due 01/20/2010	1,100	1,051

GMAC LLC
6.000% due 12/15/2011	300	238

Goldman Sachs Group, Inc.
0.564% due 06/23/2009	100	97
1.518% due 03/30/2009	2,900	2,861
1.566% due 06/28/2010	500	465
2.229% due 11/16/2009	600	575
4.164% due 07/23/2009	1,300	1,266

HSBC Bank USA N.A.
2.329% due 06/10/2009	1,400	1,389

HSBC Finance Corp.
2.638% due 05/10/2010	2,200	1,989

ICICI Bank Ltd.
5.290% due 01/12/2010	2,300	1,904

International Lease Finance Corp.
5.550% due 09/05/2012	8,300	5,730

JPMorgan Chase & Co.
2.259% due 05/16/2011	100	94
4.242% due 10/02/2009	3,500	3,431
4.720% due 01/17/2011	200	187

KeyBank N.A.
4.467% due 06/02/2010	2,200	2,123

KeyCorp
4.700% due 05/21/2009	5,940	5,898

Lehman Brothers Holdings, Inc.
2.878% due 04/03/2009 (a)	1,700	162
2.907% due 11/16/2009 (a)	5,200	494
2.911% due 08/21/2009 (a)	1,400	133
3.005% due 07/18/2011 (a)	1,000	95
3.011% due 12/23/2010 (a)	900	86
5.625% due 01/24/2013 (a)	1,700	170

Longpoint Re Ltd.
7.246% due 05/08/2010	700	684

Merrill Lynch & Co., Inc.
2.290% due 12/04/2009	1,400	1,344
2.431% due 06/05/2012	19,000	16,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.438% due 05/08/2009	$1,700	$1,670
2.446% due 09/09/2009	100	97
2.956% due 02/06/2009	100	100
3.079% due 02/05/2010	100	95
3.555% due 01/30/2009	100	100

Metropolitan Life Global Funding I
2.189% due 05/17/2010	3,200	2,871
5.125% due 04/10/2013	16,500	15,388

Morgan Stanley
2.498% due 02/09/2009	1,100	1,095
2.556% due 05/07/2009	2,800	2,755
4.232% due 05/14/2010	100	93
4.299% due 01/22/2009	3,700	3,722
4.752% due 01/18/2011	5,300	4,515
5.032% due 01/15/2010	200	186

National Australia Bank Ltd.
2.204% due 09/11/2009	1,400	1,401
2.838% due 02/08/2010	16,800	16,817

Northern Rock PLC
4.350% due 01/09/2009	16,500	16,502

Pacific Life Global Funding
5.150% due 04/15/2013	11,700	11,003

PNC Bank N.A.
3.642% due 02/01/2010	10,000	9,983

Pricoa Global Funding I
3.585% due 07/27/2009	3,700	3,504

Residential Capital LLC
5.253% due 05/22/2009	2,000	740

Residential Reinsurance 2007 Ltd.
12.452% due 06/07/2010	300	293

SLM Corp.
3.675% due 07/27/2009	900	848
3.695% due 07/26/2010	700	598

Sun Life Financial Global Funding LP
1.595% due 07/06/2011	9,000	8,716

TransCapitalInvest Ltd. For OJSC AK Transneft
7.700% due 08/07/2013	4,800	3,546

Wachovia Bank N.A.
2.218% due 05/25/2010	6,000	5,691

Wachovia Corp.
2.352% due 06/01/2010	1,000	944
4.882% due 10/15/2011	1,100	986
7.980% due 02/28/2049	17,400	14,872

Wachovia Mortgage FSB
2.428% due 05/08/2009	7,100	7,006

Wells Fargo & Co.
2.096% due 09/15/2009	300	297
3.938% due 01/29/2010	6,500	6,421

		385,860

INDUSTRIALS 5.7%

Anadarko Petroleum Corp.
2.396% due 09/15/2009	2,200	2,105

BP AMI Leasing, Inc.
1.476% due 06/26/2009	3,700	3,701

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	200	202

Comcast Corp.
5.119% due 07/14/2009	20,310	20,035

Daimler Finance North America LLC
2.346% due 03/13/2009	1,600	1,599

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Gaz Capital S.A.
7.510% due 07/31/2013	$2,500	$1,997

Home Depot, Inc.
2.046% due 12/16/2009	6,200	5,859
3.750% due 09/15/2009	4,600	4,557

Kimberly-Clark Corp.
3.520% due 07/30/2010	3,100	3,016

Time Warner, Inc.
2.405% due 11/13/2009	15,300	14,730

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300	3,400

Walt Disney Co.
4.705% due 07/16/2010	5,200	5,108

		66,309

UTILITIES 5.0%

Deutsche Telekom International Finance BV
1.678% due 03/23/2009	14,500	14,372

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	18,700	19,369

NiSource Finance Corp.
2.723% due 11/23/2009	6,600	5,948

Progress Energy, Inc.
5.202% due 01/15/2010	1,600	1,522

Public Service Electric & Gas Co.
2.974% due 03/12/2010	7,000	6,922

Qwest Capital Funding, Inc.
7.000% due 08/03/2009	4,100	4,038

Telecom Italia Capital S.A.
5.112% due 07/18/2011	1,800	1,355

Telefonica Emisiones SAU
1.825% due 06/19/2009	1,700	1,646

Verizon Communications, Inc.
4.200% due 04/03/2009	3,800	3,774

		58,946

Total Corporate Bonds & Notes (Cost $555,082)		511,115

MUNICIPAL BONDS & NOTES 0.4%

Illinois State General Obligation Notes, Series 2008
4.500% due 06/24/2009	5,000	5,043

Total Municipal Bonds & Notes (Cost $5,012)		5,043

U.S. GOVERNMENT AGENCIES 53.0%

Fannie Mae
0.531% due 12/25/2036 - 07/25/2037	3,504	3,100
0.591% due 03/25/2034	91	88
0.671% due 10/27/2037	14,100	11,993
0.821% due 09/25/2042 - 03/25/2044	1,188	1,060
0.871% due 05/25/2031 - 11/25/2032	2,767	2,673
3.678% due 07/01/2042 - 06/01/2043	961	948
3.728% due 09/01/2041	486	478
3.878% due 09/01/2040	4	4
4.391% due 11/01/2035	268	270
4.453% due 05/01/2035	510	512
4.477% due 05/01/2035	385	385
4.500% due 06/01/2023	1,990	2,038
4.510% due 07/01/2034	136	137

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.622% due 08/01/2035	$2,620	$2,635
4.657% due 07/01/2035	410	413
4.908% due 09/01/2035	905	910
5.000% due 12/25/2016 - 02/01/2039	183,028	186,579
5.000% due 09/01/2019 - 06/01/2035 (f)	35,714	36,680
5.016% due 11/01/2035	1,000	1,006
5.131% due 12/01/2036	64	64
5.308% due 09/01/2034	60	60
5.404% due 03/01/2035	139	139
5.500% due 12/01/2009 - 01/01/2039	55,901	57,604
5.500% due 01/01/2022 - 09/01/2038 (f)	51,424	52,821
6.000% due 08/01/2016 - 09/01/2038	54,283	55,954
6.000% due 02/01/2036 - 08/01/2038 (f)	93,865	96,755
6.250% due 02/01/2011	11,100	11,768
6.500% due 10/01/2037 - 12/25/2042	967	1,005

Federal Housing Administration
7.430% due 10/01/2020	8	8

Freddie Mac
0.511% due 12/25/2036	3,129	2,980
0.731% due 08/25/2031	311	279
1.345% due 07/15/2019 - 10/15/2020	27,404	26,580
1.425% due 02/15/2019	11,665	11,215
1.495% due 05/15/2036	938	897
1.545% due 12/15/2030	401	394
1.595% due 06/15/2018	136	132
3.679% due 02/25/2045	624	562
4.695% due 06/01/2035	1,625	1,639
4.875% due 06/13/2018	1,100	1,267
4.915% due 07/01/2035	761	768
5.000% due 10/01/2018 - 12/15/2026	1,566	1,578
5.500% due 08/15/2030 - 01/01/2039	12,901	13,206
6.000% due 09/01/2016 - 07/01/2038	1,142	1,178
6.500% due 07/25/2043	131	136

Ginnie Mae
6.000% due 08/15/2033 - 11/15/2038	13,679	14,143
6.000% due 10/15/2038 (g)	13,986	14,458

Small Business Administration
5.600% due 09/01/2028	1,000	1,035

Total U.S. Government Agencies (Cost $611,209)		620,534

U.S. TREASURY OBLIGATIONS 0.0%

Treasury Inflation Protected Securities (c)
1.750% due 01/15/2028	103	96

Total U.S. Treasury Obligations (Cost $97)		96

MORTGAGE-BACKED SECURITIES 11.0%

Adjustable Rate Mortgage Trust
5.135% due 09/25/2035	1,768	1,067

American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,134	790
4.390% due 02/25/2045	421	212

Banc of America Funding Corp.
4.155% due 05/25/2035	6,304	4,509
6.124% due 01/20/2047	1,348	726

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Banc of America Mortgage Securities, Inc.
4.519% due 07/25/2034	$1,225	$991
5.136% due 05/25/2033	1,407	1,100
6.500% due 10/25/2031	53	49

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	22,452	18,325
4.550% due 08/25/2035	6,567	5,401
4.661% due 07/25/2034	1,027	701
4.750% due 10/25/2035	1,789	1,677
4.955% due 01/25/2035	1,156	873
5.037% due 04/25/2033	22	17
5.111% due 11/25/2034	2,598	2,412
5.429% due 04/25/2033	45	37
5.451% due 01/25/2034	81	57
6.079% due 02/25/2033	4	3

Bear Stearns Alt-A Trust
0.631% due 02/25/2034	971	449
5.059% due 12/25/2033	1,169	766
5.364% due 05/25/2035	711	481
5.495% due 09/25/2035	646	302

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	309
5.471% due 01/12/2045	1,200	929

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	1,575	1,357

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	1,952	1,227
5.761% due 12/26/2046	1,099	766

Citigroup Mortgage Loan Trust, Inc.
4.684% due 08/25/2035	2,577	1,736
4.900% due 12/25/2035	505	406

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	2,639

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	1,035	427
0.751% due 02/25/2037	5,227	2,593
4.500% due 06/25/2035	1,144	1,113
6.000% due 10/25/2033	71	67

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	2,993	1,866
4.789% due 11/25/2034	1,665	1,040
5.250% due 02/20/2036	941	453

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	400	327

CS First Boston Mortgage Securities Corp.
3.091% due 03/25/2032	4	3
4.938% due 12/15/2040	332	325
5.047% due 07/25/2033	12,836	8,845

First Horizon Alternative Mortgage Securities
5.309% due 09/25/2034	2,899	1,739

First Horizon Asset Securities, Inc.
5.354% due 08/25/2035	960	682

GMAC Mortgage Corp. Loan Trust
5.584% due 11/19/2035	567	327

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	1,042	838
0.551% due 01/25/2047	1,224	1,126

Greenpoint Mortgage Pass-Through Certificates
5.496% due 10/25/2033	1,025	793

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	1,900	1,452

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	1,893	1,397
5.799% due 08/10/2045	3,900	2,842

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GSR Mortgage Loan Trust
4.540% due 09/25/2035	$2,703	$1,997
6.000% due 03/25/2032	2	1

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	222	104
3.938% due 06/19/2034	8,217	7,650
5.142% due 07/19/2035	1,397	762

Impac CMB Trust
2.395% due 07/25/2033	437	343

Indymac Index Mortgage Loan Trust
5.055% due 12/25/2034	654	450

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	426
5.819% due 06/15/2049	100	73
5.882% due 02/15/2051	1,300	929

JPMorgan Mortgage Trust
5.024% due 02/25/2035	1,037	780

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	481	471

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	166	125

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	618	600

MASTR Asset Securitization Trust
5.500% due 09/25/2033	70	66

Mellon Residential Funding Corp.
1.675% due 06/15/2030	410	339

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	1,867

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	644	344

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	499	346
2.395% due 10/25/2035	317	236
4.250% due 10/25/2035	1,790	1,426
4.917% due 01/25/2029	63	41

Morgan Stanley Capital I
1.255% due 10/15/2020	1,793	1,369
5.809% due 12/12/2049	300	226

Prime Mortgage Trust
0.871% due 02/25/2019	13	12
0.871% due 02/25/2034	51	45

Residential Funding Mortgage Securities I
5.210% due 09/25/2035	1,905	1,188

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	176	164

Structured Adjustable Rate Mortgage Loan Trust
3.453% due 01/25/2035	524	229
5.291% due 08/25/2034	1,013	623
5.345% due 01/25/2035	1,959	1,026
5.365% due 02/25/2034	775	484
5.528% due 08/25/2035	585	303

Structured Asset Mortgage Investments, Inc.
0.571% due 09/25/2047	2,376	2,193
0.751% due 02/25/2036	325	155
0.831% due 07/19/2035	1,374	931
0.911% due 09/19/2032	11	8

Structured Asset Securities Corp.
5.048% due 10/25/2035	903	654

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	$970	$805
0.591% due 09/25/2046	2,422	2,011

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	2,173	1,542
1.285% due 09/15/2021	3,431	2,626
5.509% due 04/15/2047	1,800	1,301

WaMu Mortgage Pass-Through Certificates
0.741% due 12/25/2045	297	136
0.761% due 10/25/2045	1,669	915
2.986% due 01/25/2047	664	282
3.456% due 11/25/2042	147	121
3.656% due 06/25/2042	86	63
3.656% due 08/25/2042	341	241
3.680% due 05/25/2041	97	85
4.138% due 08/25/2034	6,946	6,679
4.269% due 09/25/2046	904	416
4.375% due 02/27/2034	60	48

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,218	800
4.963% due 01/25/2035	2,309	1,795
4.992% due 12/25/2034	1,710	1,324

Total Mortgage-Backed Securities (Cost $169,594)		128,745

ASSET-BACKED SECURITIES 14.4%

Access Group, Inc.
4.835% due 10/27/2025	3,700	3,402

Accredited Mortgage Loan Trust
0.511% due 09/25/2036	337	330

ACE Securities Corp.
0.531% due 10/25/2036	639	595

Amortizing Residential Collateral Trust
0.761% due 07/25/2032	13	8

Argent Securities, Inc.
0.521% due 09/25/2036	78	77

Asset-Backed Funding Certificates
0.531% due 10/25/2036	299	291
0.531% due 01/25/2037	510	441

Asset-Backed Securities Corp. Home Equity
0.521% due 12/25/2036	704	648
0.746% due 09/25/2034	286	224
2.845% due 03/15/2032	255	139

Atrium CDO Corp.
3.946% due 06/27/2015	6,111	5,407

BA Credit Card Trust
1.775% due 04/15/2013	2,000	1,819
1.945% due 08/15/2011	13,400	13,289

Bear Stearns Asset-Backed Securities Trust
1.471% due 10/25/2037	4,528	3,716

Carrington Mortgage Loan Trust
0.571% due 06/25/2037	1,917	1,700

Chase Issuance Trust
2.095% due 05/16/2011	14,800	14,583

CIT Group Home Equity Loan Trust
0.741% due 06/25/2033	1	1

Citibank Credit Card Issuance Trust
1.764% due 05/18/2011	11,800	11,628

Citigroup Mortgage Loan Trust, Inc.
0.531% due 05/25/2037	6,665	5,356
0.531% due 07/25/2045	6,490	5,034
0.571% due 10/25/2036	5,874	5,389

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	$3,323	$3,094
0.521% due 12/25/2046	108	105
0.521% due 03/25/2047	261	252
0.521% due 06/25/2047	3,217	2,951
0.541% due 06/25/2037	699	650
0.551% due 06/25/2037	586	540
0.581% due 10/25/2046	477	441
0.651% due 09/25/2036	6,243	4,964
0.731% due 05/25/2036	3,727	2,960
0.951% due 12/25/2031	53	28

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	637	554

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032	11	6

Daimler Chrysler Auto Trust
2.726% due 10/08/2010	4,438	4,371

Equity One Asset-Backed Securities, Inc.
1.031% due 11/25/2032	15	9

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	946	857

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	2,854	2,787

Fremont Home Loan Trust
0.531% due 01/25/2037	631	493
0.541% due 02/25/2037	163	159

GE-WMC Mortgage Securities LLC
0.511% due 08/25/2036	189	178

GSAMP Trust
0.541% due 12/25/2036	943	683
0.761% due 03/25/2034	77	75

GSR Mortgage Loan Trust
0.571% due 11/25/2030	1	1

HFC Home Equity Loan Asset-Backed Certificates
0.578% due 03/20/2036	308	294
0.798% due 01/20/2034	2,036	1,402
0.858% due 09/20/2033	171	128

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	387	344

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	326	305

JPMorgan Mortgage Acquisition Corp.
0.521% due 08/25/2036	192	178
0.531% due 03/25/2047	1,331	1,048

Lehman XS Trust
0.541% due 05/25/2046	107	103
0.551% due 11/25/2046	1,430	1,325
0.591% due 11/25/2036	610	580

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034	34	12

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	517	483

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	973	917

Morgan Stanley ABS Capital I
0.521% due 09/25/2036	1,529	1,442
0.531% due 05/25/2037	1,545	1,272

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	4,668	4,208

Option One Mortgage Loan Trust
0.521% due 01/25/2037	461	433
0.561% due 04/25/2037	5,068	4,609

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Asset Securities Corp.
0.541% due 11/25/2036	$387	$371

Residential Funding Mortgage Securities II, Inc.
0.591% due 05/25/2037	932	862

Saxon Asset Securities Trust
0.531% due 10/25/2046	185	177

Securitized Asset-Backed Receivables LLC Trust
0.601% due 05/25/2037	1,525	1,023

SLM Student Loan Trust
3.515% due 04/25/2014	1,787	1,738
3.535% due 10/25/2016	1,295	1,265
3.535% due 07/25/2017	13,600	11,937
3.785% due 07/25/2013	2,563	2,486
3.835% due 01/25/2015	838	800
4.035% due 10/25/2017	8,300	6,793
5.035% due 04/25/2023	18,100	16,988

Soundview Home Equity Loan Trust
0.531% due 11/25/2036	2,259	2,070
0.551% due 01/25/2037	1,565	1,483

Structured Asset Securities Corp.
0.521% due 10/25/2036	704	651

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034	30	30

Wells Fargo Home Equity Trust
0.521% due 01/25/2037	206	198

Total Asset-Backed Securities (Cost $184,174)		168,190

SOVEREIGN ISSUES 0.7%

Export-Import Bank of Korea
2.292% due 06/01/2009	2,200	2,194

Korea Development Bank
4.348% due 04/03/2010	6,100	5,892

Total Sovereign Issues (Cost $8,300)		8,086

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,900	$1,126
12.500% due 01/05/2022		900	401

Total Foreign Currency-Denominated Issues (Cost $2,042)			1,527

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.7%

Bank of America Corp.
7.250% due 01/05/2022		12,000	7,818

Total Convertible Preferred Stocks (Cost $12,000)			7,818

PREFERRED STOCKS 0.4%

DG Funding Trust
3.229% due 01/05/2022		420	4,224

Total Preferred Stocks (Cost $4,462)			4,224

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 0.3%

Nordea Bank Finland PLC
1.755% due 04/09/2009		$3,600	3,584

COMMERCIAL PAPER 0.0%

BNP Paribas
2.092% due 01/16/2009		170	170

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.2%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	$3,000	$3,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% due 10/31/2010 valued at $3,031. Repurchase proceeds are $3,000.)
0.030% due 01/02/2009	11,500	11,500
(Dated 12/31/2008. Collateralized by Fannie Mae 6.125% due 08/07/2023 valued at $11,712. Repurchase proceeds are $11,500.)

		14,500

U.S. CASH MANAGEMENT BILLS 0.1%
0.220% due 04/29/2009 (d)	760	756

U.S. TREASURY BILLS 4.9%
0.197% due 01/02/2009 - 06/11/2009 (b)(d)	57,400	57,269

Total Short-Term Instruments (Cost $76,418)		76,279

PURCHASED OPTIONS (i) 0.3%
(Cost $1,194)		3,854

Total Investments 131.3% (Cost $1,634,324)		$1,538,107

Written Options (j) (0.4%) (Premiums $1,299)		(4,821)

Other Assets and Liabilities (Net) (30.9%)		(362,110)

Net Assets 100.0%		$1,171,176

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $37,791 and cash of $250 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	Cash of $400 has been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $68,695 at a weighted average interest rate of 2.527%. On December 31, 2008, securities valued at $183,839 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,806 and cash of $4,679 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2009	49	$552
90-Day Euribor March Futures	Long	03/2009	49	516
90-Day Eurodollar December Futures	Long	12/2009	159	637
90-Day Eurodollar June Futures	Long	06/2009	402	1,938
90-Day Eurodollar March Futures	Long	03/2009	2,197	13,332
90-Day Eurodollar March Futures	Long	03/2010	103	454
90-Day Eurodollar September Futures	Long	09/2009	523	3,529
U.S. Treasury 2-Year Note March Futures	Long	03/2009	179	253
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	45	242
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	306	2,590
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	386	3,256

				$27,299

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	1.380%	06/20/2013	5.253%	$2,700	$(388)	$0	$(388)
American International Group, Inc.	RBS	1.360%	06/20/2013	5.253%	2,700	(390)	0	(390)
Brazil Government International Bond	BCLY	0.290%	06/20/2009	1.297%	4,000	(19)	0	(19)
Ford Motor Credit Co. LLC	BCLY	5.650%	09/20/2012	10.510%	600	(81)	0	(81)
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	10.510%	200	(37)	0	(37)
Ford Motor Credit Co. LLC	JPM	6.800%	09/20/2012	10.510%	8,300	(847)	0	(847)
General Electric Capital Corp.	BNP	0.780%	03/20/2011	4.406%	900	(66)	0	(66)
General Electric Capital Corp.	BNP	1.250%	03/20/2013	3.927%	700	(66)	0	(66)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	1,100	(9)	0	(9)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	4.523%	200	(8)	0	(8)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	4.523%	100	(4)	0	(4)
General Electric Capital Corp.	CITI	4.000%	12/20/2013	3.708%	2,200	29	0	29
General Electric Capital Corp.	CITI	4.325%	12/20/2013	3.708%	1,600	43	0	43
General Electric Capital Corp.	DUB	0.800%	06/20/2011	4.353%	4,300	(342)	0	(342)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	4.310%	600	(41)	0	(41)
General Electric Capital Corp.	DUB	4.230%	12/20/2013	3.708%	2,400	55	0	55
General Electric Capital Corp.	DUB	4.900%	12/20/2013	3.708%	1,900	100	0	100
General Electric Capital Corp.	GSC	0.900%	12/20/2010	4.461%	300	(20)	0	(20)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	900	(2)	0	(2)
General Motors Corp.	BNP	4.800%	12/20/2012	81.101%	200	(154)	0	(154)
General Motors Corp.	BOA	4.500%	12/20/2012	81.101%	400	(310)	0	(310)
General Motors Corp.	DUB	4.600%	12/20/2012	81.101%	200	(155)	0	(155)
General Motors Corp.	JPM	4.550%	12/20/2012	81.101%	100	(77)	0	(77)
General Motors Corp.	MSC	4.630%	12/20/2012	81.101%	100	(77)	0	(77)
General Motors Corp.	UBS	8.150%	03/20/2013	79.336%	2,800	(2,070)	0	(2,070)
GMAC LLC	BCLY	3.650%	09/20/2012	8.183%	1,000	(136)	0	(136)
GMAC LLC	GSC	3.200%	09/20/2012	8.183%	500	(75)	0	(75)
GMAC LLC	JPM	4.850%	09/20/2012	8.183%	900	(89)	0	(89)
GMAC LLC	MLP	1.850%	09/20/2009	9.739%	2,100	(114)	0	(114)
Goldman Sachs Group, Inc.	JPM	0.820%	09/20/2012	3.017%	3,800	(275)	0	(275)
Indonesia Government International Bond	RBS	0.438%	06/20/2009	5.674%	4,000	(99)	0	(99)
JSC Gazprom	BCLY	1.600%	12/20/2012	9.969%	3,800	(934)	0	(934)
JSC Gazprom	MSC	0.860%	11/20/2011	10.810%	2,600	(591)	0	(591)
JSC Gazprom	MSC	2.480%	02/20/2013	9.874%	6,500	(1,399)	0	(1,399)
Mexico Government International Bond	JPM	3.030%	12/20/2009	2.208%	1,000	9	0	9
Russia Government International Bond	BCLY	0.275%	06/20/2009	9.837%	4,000	(177)	0	(177)
SLM Corp.	BNP	5.050%	03/20/2013	8.613%	1,500	(157)	0	(157)
SLM Corp.	CITI	5.600%	09/20/2009	11.541%	4,900	(189)	0	(189)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	2,700	(270)	0	(270)
Ukraine Government International Bond	HSBC	0.520%	05/20/2009	36.441%	1,000	(127)	0	(127)
Ukraine Government International Bond	HSBC	0.490%	06/20/2009	36.449%	4,000	(618)	0	(618)

						$(10,177)	$0	$(10,177)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-10 Index	MLP	(5.000%	)	06/20/2013	$5,000	$783	$387	$396
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	293	15	27	(12)

						$798	$414	$384

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	$500	$(85)	$0	$(85)
CDX.HY-8 Index 25-35%	MLP	1.833%	06/20/2012	1,100	(198)	0	(198)
CDX.HY-8 Index 25-35%	MSC	2.080%	06/20/2012	1,100	(189)	0	(189)
CDX.HY-8 Index 25-35%	MSC	2.170%	06/20/2012	600	(102)	0	(102)
CDX.HY-8 Index 35-100%	CITI	0.360%	06/20/2012	4,904	(342)	0	(342)
CDX.HY-8 Index 35-100%	CITI	0.401%	06/20/2012	1,079	(74)	0	(74)
CDX.HY-11 Index	MSC	5.000%	12/20/2013	3,800	(759)	(935)	176
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	8,264	42	0	42
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	195	1	0	1

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Low Duration Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	$389	$1	$0	$1
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	600	(12)	(14)	2
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	200	(60)	(34)	(26)

					$(1,777)	$(983)	$(794)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,300	$59	$0	$59
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		1,100	33	1	32
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		900	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		1,300	30	0	30
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		600	18	0	18
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		300	8	0	8
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		300	8	0	8
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	4,200	(29)	0	(29)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		2,700	(17)	0	(17)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		1,100	(6)	0	(6)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		3,400	10	(6)	16
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		3,400	10	(5)	15
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		1,500	9	2	7
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,400	12	1	11
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	1,031	(55)	1,086
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$16,400	425	(44)	469
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		22,300	579	(52)	631
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS		50,900	1,633	0	1,633
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		2,600	117	95	22
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		12,500	562	473	89
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		7,500	337	236	101
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		300	(65)	(14)	(51)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		1,200	(143)	(99)	(44)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		900	(107)	(78)	(29)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		400	(55)	(48)	(7)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		11,200	(3,791)	56	(3,847)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		3,700	(84)	(173)	89
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		48,600	(22,103)	668	(22,771)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	16,300	855	69	786
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	BCLY	GBP	3,400	(4)	26	(30)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS		3,100	(3)	25	(28)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		700	10	(16)	26
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC		1,600	78	(17)	95
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	DUB		6,000	(973)	1,630	(2,603)
Receive	6-Month GBP-LIBOR	5.000%	12/19/2037	GSC		200	(86)	9	(95)
Pay	USSP Semi 2-Year Index	0.710%	02/05/2009	BNP		$5,500	12	2	10
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	RBS		34,500	344	24	320

							$(21,265)	$2,710	$(23,975)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(i)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$16,400	$186	$641
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	8,800	94	293
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	6,100	65	203
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,300	26	77
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	14,700	139	490
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	35,100	379	1,130
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	20,300	216	677
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	8,400	89	343

							$1,194	$3,854

(j)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$98.000	03/16/2009	81	$22	$5
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	61	27	5
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	55	9	8

				$58	$18

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$5,500	$177	$789
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,000	22	32
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	2,000	50	173
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,400	46	173
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	2,000	14	21
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	2,000	66	247
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	800	26	99
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,900	153	605
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	11,700	353	1,414
Put - OTC 9-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	02/23/2009	2,000	6	7
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,000	21	33
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	6,800	221	839
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	2,800	86	371

							$1,241	$4,803

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	193	$89,900	$1,151
Sales	1,013	64,900	2,266
Closing Buys	(710)	(106,900)	(1,886)
Expirations	0	0	0
Exercised	(299)	0	(232)

Balance at 12/31/2008	197	$47,900	$1,299

(k)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	6.500%	01/01/2039	$1,000	$1,027	$1,039

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Low Duration Portfolio  (Cont.)

(l)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	509	04/2009	$0	$(3)	$(3)
Sell		BCLY	509	04/2009	0	(1)	(1)
Buy		HSBC	510	04/2009	0	(3)	(3)
Sell		HSBC	510	04/2009	0	0	0
Sell	AUD	CITI	956	01/2009	0	(46)	(46)
Sell	BRL	BCLY	4,509	02/2009	1	(63)	(62)
Sell		CITI	612	02/2009	1	0	1
Sell		HSBC	3,119	02/2009	0	(56)	(56)
Sell		JPM	4,837	02/2009	0	(50)	(50)
Buy		UBS	14,116	02/2009	0	(427)	(427)
Sell		UBS	5,210	02/2009	0	(12)	(12)
Buy	CLP	HSBC	130,534	05/2009	1	0	1
Sell		HSBC	130,534	05/2009	2	0	2
Buy	CNY	BCLY	1,961	07/2009	0	(18)	(18)
Sell		BCLY	1,872	07/2009	0	(11)	(11)
Sell		CITI	617	07/2009	0	(4)	(4)
Buy		DUB	721	07/2009	0	(6)	(6)
Sell		DUB	621	07/2009	0	(3)	(3)
Buy		HSBC	914	07/2009	0	(8)	(8)
Sell		HSBC	623	07/2009	0	(4)	(4)
Buy		JPM	19,344	07/2009	0	(215)	(215)
Sell		JPM	1,491	07/2009	0	(10)	(10)
Buy		BCLY	3,989	09/2009	0	(3)	(3)
Buy		CITI	2,568	09/2009	0	(1)	(1)
Buy		DUB	11,572	09/2009	0	(6)	(6)
Buy		HSBC	5,131	09/2009	1	(3)	(2)
Buy		JPM	2,140	09/2009	0	(2)	(2)
Buy	EUR	BCLY	947	01/2009	60	0	60
Buy		BNP	327	01/2009	0	(15)	(15)
Buy		CSFB	203	01/2009	4	(5)	(1)
Buy		DUB	484	01/2009	25	(4)	21
Buy		HSBC	522	01/2009	21	(10)	11
Buy		MSC	384	01/2009	25	0	25
Sell		RBS	3,381	01/2009	0	(428)	(428)
Sell	GBP	BCLY	3,921	01/2009	172	0	172
Sell		CITI	4,251	01/2009	191	0	191
Buy		RBS	874	01/2009	0	(52)	(52)
Sell		UBS	3,769	01/2009	171	0	171
Buy	INR	BCLY	74,098	04/2009	24	0	24
Sell		BCLY	53,059	04/2009	0	(74)	(74)
Buy		BOA	48,787	04/2009	34	0	34
Buy		CITI	41,500	04/2009	15	0	15
Buy		DUB	41,832	04/2009	22	0	22
Sell		DUB	45,950	04/2009	0	(59)	(59)
Buy		HSBC	62,021	04/2009	23	0	23
Sell		JPM	169,229	04/2009	0	(217)	(217)
Buy	KWD	HSBC	77	04/2009	0	(21)	(21)
Sell		HSBC	77	04/2009	0	(2)	(2)
Buy	MYR	BCLY	753	02/2009	4	0	4
Sell		BCLY	1,505	02/2009	0	(17)	(17)
Sell		CITI	1,405	02/2009	0	(18)	(18)
Buy		DUB	920	02/2009	2	0	2
Sell		DUB	1,365	02/2009	0	(19)	(19)
Sell		HSBC	775	02/2009	0	(12)	(12)
Buy		JPM	4,485	02/2009	10	(80)	(70)
Sell		JPM	1,108	02/2009	0	(14)	(14)
Buy		BCLY	420	04/2009	1	0	1
Sell		BCLY	675	04/2009	0	(10)	(10)
Buy		BOA	350	04/2009	1	0	1
Buy		CITI	668	04/2009	3	0	3
Sell		CITI	330	04/2009	0	(5)	(5)
Buy		HSBC	784	04/2009	6	0	6
Sell		JPM	1,217	04/2009	0	(20)	(20)
Buy	PHP	BCLY	3,200	02/2009	0	(4)	(4)
Sell		CITI	31,274	02/2009	0	(45)	(45)
Buy		DUB	12,680	02/2009	2	(2)	0
Buy		HSBC	3,750	02/2009	0	(5)	(5)
Buy		JPM	5,144	02/2009	0	(6)	(6)
Buy		MLP	1,200	02/2009	0	(2)	(2)
Buy		MSC	4,200	02/2009	0	(6)	(6)
Buy		RBS	1,100	02/2009	0	(2)	(2)
Buy		BCLY	497	05/2009	0	0	0

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	CITI	12,093	05/2009	$2	$0	$2
Sell		DUB	16,470	05/2009	0	(29)	(29)
Buy		JPM	3,880	05/2009	1	0	1
Buy		LEH	800	12/2010	0	(1)	(1)
Sell		LEH	800	12/2010	0	0	0
Buy	RUB	JPM	36,489	05/2009	0	(464)	(464)
Sell		UBS	36,489	05/2009	441	0	441
Buy	SAR	HSBC	522	04/2009	0	(2)	(2)
Sell		HSBC	522	04/2009	0	(1)	(1)
Buy		JPM	521	04/2009	0	(2)	(2)
Sell		JPM	521	04/2009	0	(1)	(1)
Sell	SGD	BCLY	605	01/2009	0	(9)	(9)
Buy		DUB	941	01/2009	13	0	13
Sell		HSBC	336	01/2009	0	(14)	(14)
Sell		BCLY	1,348	04/2009	0	(43)	(43)
Buy		CITI	1,985	04/2009	16	0	16
Sell		CITI	904	04/2009	0	(30)	(30)
Buy		DUB	1,298	04/2009	19	0	19
Buy		HSBC	570	04/2009	5	0	5
Sell		HSBC	2,090	04/2009	0	(73)	(73)
Sell		JPM	898	04/2009	0	(31)	(31)
Buy		RBS	795	04/2009	10	0	10
Buy		UBS	592	04/2009	10	0	10
Buy		HSBC	709	07/2009	1	0	1
Sell		HSBC	709	07/2009	0	(25)	(25)

					$1,340	$(2,834)	$(1,494)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$1,538,099	$8	$1,538,107
Short Sales, at value	0	(1,039)	0	(1,039)
Other Financial Instruments ++	27,299	(41,383)	506	(13,578)

Total	$27,299	$1,495,677	$514	$1,523,490

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$19,412	$(5,060)	$38	$5	$(1,018)	$(13,369)	$8
Other Financial Instruments ++	(146)	0	0	0	652	0	506

Total	$19,266	$(5,060)	$38	$5	$(366)	$(13,369)	$514

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	17

Notes to Financial Statements

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

18	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

20	PIMCO Variable Insurance Trust

December 31, 2008

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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December 31, 2008

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred

Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(s) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

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December 31, 2008

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,176,255	$3,811,580	$508,982	$180,589

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	521	$5,299	1,514	$15,321
Administrative Class	36,415	371,801	72,534	731,748
Advisor Class	469	4,717	47	477
Issued as reinvestment of distributions
Institutional Class	155	1,544	120	1,209
Administrative Class	7,992	79,404	4,910	49,701
Advisor Class	11	102	1	10
Cost of shares redeemed
Institutional Class	(983)	(10,101)	(1,234)	(12,364)
Administrative Class	(63,518)	(629,025)	(16,283)	(164,427)
Advisor Class	(287)	(2,825)	(37)	(375)
Net increase (decrease) resulting from Portfolio share transactions	(19,225)	$(179,084)	61,572	$621,300

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	70
Advisor Class	3	99

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$36,640	$20,806	$(127,988)	$0	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$1,634,325	$18,686	$(114,904)	$(96,218)

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$67,659	$13,565	$0
12/31/2007	51,012	0	0

(3)	Includes short-term capital gains, if any, distributed.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Low Duration Portfolio	2.18%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	1.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

34	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Glossary	28
Federal Income Tax Information	29
Privacy Policy	30
Management of the Trust	31
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	33

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Government Agencies	40.4%
Corporate Bonds & Notes	33.2%
Asset-Backed Securities	10.9%
Mortgage-Backed Securities	8.4%
Short-Term Instruments	5.0%
Sovereign Issues	0.5%
Other	1.6%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (03/31/06)
PIMCO Low Duration Portfolio Advisor Class	-0.52%	3.79%
Merrill Lynch 1-3 Year U.S. Treasury Index±	6.61%	6.35%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$984.21	$1,020.86
Expenses Paid During Periodà	$4.24	$4.32

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	An above-index duration exposure for most of the year was beneficial to performance as interest rates declined.

»	The Portfolio’s emphasis at the shorter-end of the yield curve added to returns as the yield curve steepened.

»	An emphasis on mortgage-backed securities detracted from returns as the sector underperformed U.S. Treasuries.

»	Exposure to the high-yield and corporate sectors detracted from performance as both sectors underperformed U.S. Treasuries.

»	A small exposure to emerging markets detracted from performance as the sector posted negative returns for the year.

»	Tactical exposure to non-U.S. issues, with a focus on shorter-maturity U.K. securities, was a positive contributor to returns as the U.K. yield curve steepened during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.30	$10.06	$10.01
Net investment income (a)	0.40	0.47	0.35
Net realized/unrealized gain (loss) on investments	(0.46)	0.25	0.02
Total income (loss) from investment operations	(0.06)	0.72	0.37
Dividends from net investment income	(0.40)	(0.48)	(0.32)
Distributions from net realized capital gains	(0.16)	0.00	0.00
Total distributions	(0.56)	(0.48)	(0.32)
Net asset value end of year or period	$9.68	$10.30	$10.06
Total return	(0.52)%	7.33%	3.75%
Net assets end of year or period (000s)	$2,154	$308	$188
Ratio of expenses to average net assets	0.84%	0.65%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.65%	0.75%*
Ratio of net investment income to average net assets	4.06%	4.69%	4.59%*
Portfolio turnover rate	293%	72%	200%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$1,523,607
Repurchase agreements, at value	14,500
Cash	5,808
Deposits with counterparty	5,329
Foreign currency, at value	7,950
Receivable for investments sold	321,480
Receivable for Portfolio shares sold	1,532
Interest and dividends receivable	9,272
Variation margin receivable	165
Swap premiums paid	3,762
Unrealized appreciation on foreign currency contracts	1,340
Unrealized appreciation on swap agreements	6,436
1,901,181

Liabilities:
Payable for reverse repurchase agreements	$175,229
Payable for investments purchased	496,265
Payable for Portfolio shares redeemed	1,064
Payable for short sales	1,039
Written options outstanding	4,821
Dividends payable	14
Accrued investment advisory fee	265
Accrued administrative fee	265
Accrued servicing fee	142
Variation margin payable	343
Swap premiums received	1,621
Unrealized depreciation on foreign currency contracts	2,834
Unrealized depreciation on swap agreements	40,998
Other liabilities	5,105
730,005

Net Assets	$1,171,176

Net Assets Consist of:
Paid in capital	$1,241,718
Undistributed net investment income	12,693
Accumulated undistributed net realized gain	25,356
Net unrealized (depreciation)	(108,591)
$1,171,176

Net Assets:
Institutional Class	$25,813
Administrative Class	1,143,209
Advisor Class	2,154

Shares Issued and Outstanding:
Institutional Class	2,666
Administrative Class	118,088
Advisor Class	223

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.68
Administrative Class	9.68
Advisor Class	9.68

Cost of Investments Owned	$1,619,824
Cost of Repurchase Agreements Owned	$14,500
Cost of Foreign Currency Held	$8,016
Proceeds Received on Short Sales	$1,027
Premiums Received on Written Options	$1,299

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest, net of foreign taxes*	$67,818
Dividends	1,111
Miscellaneous income	20
Total Income	68,949

Expenses:
Investment advisory fees	3,665
Administrative fees	3,665
Servicing fees – Administrative Class	2,157
Distribution and/or servicing fees – Advisor Class	3
Trustees’ fees	16
Interest expense	783
Total Expenses	10,289

Net Investment Income	58,660

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	15,721
Net realized gain on futures contracts, written options and swaps	44,521
Net realized gain on foreign currency transactions	8,651
Net change in unrealized (depreciation) on investments	(95,585)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(38,216)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6,023)
Net (Loss)	(70,931)

Net (Decrease) in Net Assets Resulting from Operations	$(12,271)

*Foreign tax withholdings	$13

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$58,660	$50,499
Net realized gain (loss)	68,893	(2,023)
Net change in unrealized appreciation (depreciation)	(139,824)	34,071
Net increase (decrease) resulting from operations	(12,271)	82,547

Distributions to Shareholders:
From net investment income
Institutional Class	(1,135)	(1,209)
Administrative Class	(58,471)	(49,793)
Advisor Class	(54)	(10)
From net realized capital gains
Institutional Class	(409)	0
Administrative Class	(21,108)	0
Advisor Class	(47)	0

Total Distributions	(81,224)	(51,012)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	5,299	15,321
Administrative Class	371,801	731,748
Advisor Class	4,717	477
Issued as reinvestment of distributions
Institutional Class	1,544	1,209
Administrative Class	79,404	49,701
Advisor Class	102	10
Cost of shares redeemed
Institutional Class	(10,101)	(12,364)
Administrative Class	(629,025)	(164,427)
Advisor Class	(2,825)	(375)
Net increase (decrease) resulting from Portfolio share transactions	(179,084)	621,300

Total Increase (Decrease) in Net Assets	(272,579)	652,835

Net Assets:
Beginning of year	1,443,755	790,920
End of year*	$1,171,176	$1,443,755

*Including undistributed net investment income of:	$12,693	$4,511

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Daimler Finance North America LLC
6.000% due 08/03/2012	$4,938	$2,596

Total Bank Loan Obligations (Cost $4,740)		2,596

CORPORATE BONDS & NOTES 43.6%

BANKING & FINANCE 32.9%

Allstate Life Global Funding Trusts
1.538% due 03/23/2009	800	793

American Express Bank FSB
0.568% due 06/22/2009	1,300	1,264
0.568% due 10/20/2009	2,100	2,002

American Express Centurion Bank
0.534% due 03/23/2010	3,500	3,236
0.568% due 09/22/2009	200	191
1.200% due 11/16/2009	1,400	1,324
1.459% due 06/12/2009	1,900	1,844
5.550% due 10/17/2012	3,700	3,518

American Express Credit Corp.
1.928% due 11/09/2009	1,100	1,023

American International Group, Inc.
1.090% due 06/16/2009	5,200	4,738

ANZ National International Ltd.
2.428% due 08/07/2009	1,500	1,500
6.200% due 07/19/2013	1,000	969

Bank of America Corp.
2.826% due 11/06/2009	900	882
8.000% due 12/29/2049	30,700	22,114

Bank of America N.A.
2.181% due 02/27/2009	700	701

Bank of Ireland
1.898% due 12/18/2009	1,120	1,113

Bank of New York Mellon Corp.
3.259% due 02/05/2010	8,700	8,578

Bank of Scotland PLC
4.590% due 07/17/2009	2,200	2,194

Bear Stearns Cos. LLC
1.558% due 03/30/2009	2,900	2,881
2.262% due 08/21/2009	4,800	4,721
2.356% due 05/18/2010	14,000	13,540
2.371% due 11/28/2011	1,200	1,120
3.650% due 01/31/2011	8,000	7,348
4.905% due 07/16/2009	1,300	1,283

Calabash Re Ltd.
10.396% due 01/08/2010	1,400	1,375
12.896% due 01/08/2010	1,900	1,873

Capital One Financial Corp.
2.469% due 09/10/2009	13,700	13,052

Caterpillar Financial Services Corp.
2.259% due 03/10/2009	6,400	6,377
2.296% due 05/18/2009	5,480	5,432

CIT Group, Inc.
2.269% due 08/17/2009	2,200	2,115
2.302% due 06/08/2009	7,700	7,517

Citigroup Funding, Inc.
1.466% due 06/26/2009	1,400	1,371
3.556% due 05/07/2010	100	95

Citigroup Global Markets Holdings, Inc.
1.971% due 03/17/2009	1,800	1,791

Citigroup, Inc.
1.496% due 12/28/2009	4,000	3,774
2.386% due 05/18/2010	100	92

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.505% due 01/30/2009	$1,400	$1,400
5.500% due 04/11/2013	7,100	6,920
8.400% due 04/29/2049	3,200	2,117

Countrywide Financial Corp.
4.348% due 01/05/2009	15,000	15,000

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	400	381

Credit Agricole S.A.
2.181% due 05/28/2009	1,500	1,496
2.231% due 05/28/2010	1,700	1,680

Deutsche Bank Capital Funding Trust I
7.872% due 12/29/2049	14,600	5,955

DnB NOR Bank ASA
4.889% due 10/13/2009	8,400	8,400

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	300	255
5.800% due 01/12/2009	500	499
7.000% due 10/01/2013	3,250	2,248
7.250% due 10/25/2011	3,000	2,193
7.375% due 10/28/2009	1,400	1,230
7.375% due 02/01/2011	100	76
7.569% due 01/13/2012	3,600	2,344
7.875% due 06/15/2010	300	240

General Electric Capital Corp.
1.495% due 10/06/2010	400	371
2.219% due 08/15/2011	4,900	4,300
3.642% due 02/01/2011	3,600	3,272
4.489% due 01/08/2016	300	221
4.572% due 01/20/2010	1,100	1,051

GMAC LLC
6.000% due 12/15/2011	300	238

Goldman Sachs Group, Inc.
0.564% due 06/23/2009	100	97
1.518% due 03/30/2009	2,900	2,861
1.566% due 06/28/2010	500	465
2.229% due 11/16/2009	600	575
4.164% due 07/23/2009	1,300	1,266

HSBC Bank USA N.A.
2.329% due 06/10/2009	1,400	1,389

HSBC Finance Corp.
2.638% due 05/10/2010	2,200	1,989

ICICI Bank Ltd.
5.290% due 01/12/2010	2,300	1,904

International Lease Finance Corp.
5.550% due 09/05/2012	8,300	5,730

JPMorgan Chase & Co.
2.259% due 05/16/2011	100	94
4.242% due 10/02/2009	3,500	3,431
4.720% due 01/17/2011	200	187

KeyBank N.A.
4.467% due 06/02/2010	2,200	2,123

KeyCorp
4.700% due 05/21/2009	5,940	5,898

Lehman Brothers Holdings, Inc.
2.878% due 04/03/2009 (a)	1,700	162
2.907% due 11/16/2009 (a)	5,200	494
2.911% due 08/21/2009 (a)	1,400	133
3.005% due 07/18/2011 (a)	1,000	95
3.011% due 12/23/2010 (a)	900	86
5.625% due 01/24/2013 (a)	1,700	170

Longpoint Re Ltd.
7.246% due 05/08/2010	700	684

Merrill Lynch & Co., Inc.
2.290% due 12/04/2009	1,400	1,344
2.431% due 06/05/2012	19,000	16,200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.438% due 05/08/2009	$1,700	$1,670
2.446% due 09/09/2009	100	97
2.956% due 02/06/2009	100	100
3.079% due 02/05/2010	100	95
3.555% due 01/30/2009	100	100

Metropolitan Life Global Funding I
2.189% due 05/17/2010	3,200	2,871
5.125% due 04/10/2013	16,500	15,388

Morgan Stanley
2.498% due 02/09/2009	1,100	1,095
2.556% due 05/07/2009	2,800	2,755
4.232% due 05/14/2010	100	93
4.299% due 01/22/2009	3,700	3,722
4.752% due 01/18/2011	5,300	4,515
5.032% due 01/15/2010	200	186

National Australia Bank Ltd.
2.204% due 09/11/2009	1,400	1,401
2.838% due 02/08/2010	16,800	16,817

Northern Rock PLC
4.350% due 01/09/2009	16,500	16,502

Pacific Life Global Funding
5.150% due 04/15/2013	11,700	11,003

PNC Bank N.A.
3.642% due 02/01/2010	10,000	9,983

Pricoa Global Funding I
3.585% due 07/27/2009	3,700	3,504

Residential Capital LLC
5.253% due 05/22/2009	2,000	740

Residential Reinsurance 2007 Ltd.
12.452% due 06/07/2010	300	293

SLM Corp.
3.675% due 07/27/2009	900	848
3.695% due 07/26/2010	700	598

Sun Life Financial Global Funding LP
1.595% due 07/06/2011	9,000	8,716

TransCapitalInvest Ltd. For OJSC AK Transneft
7.700% due 08/07/2013	4,800	3,546

Wachovia Bank N.A.
2.218% due 05/25/2010	6,000	5,691

Wachovia Corp.
2.352% due 06/01/2010	1,000	944
4.882% due 10/15/2011	1,100	986
7.980% due 02/28/2049	17,400	14,872

Wachovia Mortgage FSB
2.428% due 05/08/2009	7,100	7,006

Wells Fargo & Co.
2.096% due 09/15/2009	300	297
3.938% due 01/29/2010	6,500	6,421

		385,860

INDUSTRIALS 5.7%

Anadarko Petroleum Corp.
2.396% due 09/15/2009	2,200	2,105

BP AMI Leasing, Inc.
1.476% due 06/26/2009	3,700	3,701

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	200	202

Comcast Corp.
5.119% due 07/14/2009	20,310	20,035

Daimler Finance North America LLC
2.346% due 03/13/2009	1,600	1,599

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Gaz Capital S.A.
7.510% due 07/31/2013	$2,500	$1,997

Home Depot, Inc.
2.046% due 12/16/2009	6,200	5,859
3.750% due 09/15/2009	4,600	4,557

Kimberly-Clark Corp.
3.520% due 07/30/2010	3,100	3,016

Time Warner, Inc.
2.405% due 11/13/2009	15,300	14,730

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300	3,400

Walt Disney Co.
4.705% due 07/16/2010	5,200	5,108

		66,309

UTILITIES 5.0%

Deutsche Telekom International Finance BV
1.678% due 03/23/2009	14,500	14,372

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	18,700	19,369

NiSource Finance Corp.
2.723% due 11/23/2009	6,600	5,948

Progress Energy, Inc.
5.202% due 01/15/2010	1,600	1,522

Public Service Electric & Gas Co.
2.974% due 03/12/2010	7,000	6,922

Qwest Capital Funding, Inc.
7.000% due 08/03/2009	4,100	4,038

Telecom Italia Capital S.A.
5.112% due 07/18/2011	1,800	1,355

Telefonica Emisiones SAU
1.825% due 06/19/2009	1,700	1,646

Verizon Communications, Inc.
4.200% due 04/03/2009	3,800	3,774

		58,946

Total Corporate Bonds & Notes (Cost $555,082)		511,115

MUNICIPAL BONDS & NOTES 0.4%

Illinois State General Obligation Notes, Series 2008
4.500% due 06/24/2009	5,000	5,043

Total Municipal Bonds & Notes (Cost $5,012)		5,043

U.S. GOVERNMENT AGENCIES 53.0%

Fannie Mae
0.531% due 12/25/2036 - 07/25/2037	3,504	3,100
0.591% due 03/25/2034	91	88
0.671% due 10/27/2037	14,100	11,993
0.821% due 09/25/2042 - 03/25/2044	1,188	1,060
0.871% due 05/25/2031 - 11/25/2032	2,767	2,673
3.678% due 07/01/2042 - 06/01/2043	961	948
3.728% due 09/01/2041	486	478
3.878% due 09/01/2040	4	4
4.391% due 11/01/2035	268	270
4.453% due 05/01/2035	510	512
4.477% due 05/01/2035	385	385
4.500% due 06/01/2023	1,990	2,038
4.510% due 07/01/2034	136	137

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
4.622% due 08/01/2035	$2,620	$2,635
4.657% due 07/01/2035	410	413
4.908% due 09/01/2035	905	910
5.000% due 12/25/2016 - 02/01/2039	183,028	186,579
5.000% due 09/01/2019 - 06/01/2035 (f)	35,714	36,680
5.016% due 11/01/2035	1,000	1,006
5.131% due 12/01/2036	64	64
5.308% due 09/01/2034	60	60
5.404% due 03/01/2035	139	139
5.500% due 12/01/2009 - 01/01/2039	55,901	57,604
5.500% due 01/01/2022 - 09/01/2038 (f)	51,424	52,821
6.000% due 08/01/2016 - 09/01/2038	54,283	55,954
6.000% due 02/01/2036 - 08/01/2038 (f)	93,865	96,755
6.250% due 02/01/2011	11,100	11,768
6.500% due 10/01/2037 - 12/25/2042	967	1,005

Federal Housing Administration
7.430% due 10/01/2020	8	8

Freddie Mac
0.511% due 12/25/2036	3,129	2,980
0.731% due 08/25/2031	311	279
1.345% due 07/15/2019 - 10/15/2020	27,404	26,580
1.425% due 02/15/2019	11,665	11,215
1.495% due 05/15/2036	938	897
1.545% due 12/15/2030	401	394
1.595% due 06/15/2018	136	132
3.679% due 02/25/2045	624	562
4.695% due 06/01/2035	1,625	1,639
4.875% due 06/13/2018	1,100	1,267
4.915% due 07/01/2035	761	768
5.000% due 10/01/2018 - 12/15/2026	1,566	1,578
5.500% due 08/15/2030 - 01/01/2039	12,901	13,206
6.000% due 09/01/2016 - 07/01/2038	1,142	1,178
6.500% due 07/25/2043	131	136

Ginnie Mae
6.000% due 08/15/2033 - 11/15/2038	13,679	14,143
6.000% due 10/15/2038 (g)	13,986	14,458

Small Business Administration
5.600% due 09/01/2028	1,000	1,035

Total U.S. Government Agencies (Cost $611,209)		620,534

U.S. TREASURY OBLIGATIONS 0.0%

Treasury Inflation Protected Securities (c)
1.750% due 01/15/2028	103	96

Total U.S. Treasury Obligations (Cost $97)		96

MORTGAGE-BACKED SECURITIES 11.0%

Adjustable Rate Mortgage Trust
5.135% due 09/25/2035	1,768	1,067

American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,134	790
4.390% due 02/25/2045	421	212

Banc of America Funding Corp.
4.155% due 05/25/2035	6,304	4,509
6.124% due 01/20/2047	1,348	726

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Banc of America Mortgage Securities, Inc.
4.519% due 07/25/2034	$1,225	$991
5.136% due 05/25/2033	1,407	1,100
6.500% due 10/25/2031	53	49

Bear Stearns Adjustable Rate Mortgage Trust
4.125% due 03/25/2035	22,452	18,325
4.550% due 08/25/2035	6,567	5,401
4.661% due 07/25/2034	1,027	701
4.750% due 10/25/2035	1,789	1,677
4.955% due 01/25/2035	1,156	873
5.037% due 04/25/2033	22	17
5.111% due 11/25/2034	2,598	2,412
5.429% due 04/25/2033	45	37
5.451% due 01/25/2034	81	57
6.079% due 02/25/2033	4	3

Bear Stearns Alt-A Trust
0.631% due 02/25/2034	971	449
5.059% due 12/25/2033	1,169	766
5.364% due 05/25/2035	711	481
5.495% due 09/25/2035	646	302

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	309
5.471% due 01/12/2045	1,200	929

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	1,575	1,357

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	1,952	1,227
5.761% due 12/26/2046	1,099	766

Citigroup Mortgage Loan Trust, Inc.
4.684% due 08/25/2035	2,577	1,736
4.900% due 12/25/2035	505	406

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	2,639

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	1,035	427
0.751% due 02/25/2037	5,227	2,593
4.500% due 06/25/2035	1,144	1,113
6.000% due 10/25/2033	71	67

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	2,993	1,866
4.789% due 11/25/2034	1,665	1,040
5.250% due 02/20/2036	941	453

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	400	327

CS First Boston Mortgage Securities Corp.
3.091% due 03/25/2032	4	3
4.938% due 12/15/2040	332	325
5.047% due 07/25/2033	12,836	8,845

First Horizon Alternative Mortgage Securities
5.309% due 09/25/2034	2,899	1,739

First Horizon Asset Securities, Inc.
5.354% due 08/25/2035	960	682

GMAC Mortgage Corp. Loan Trust
5.584% due 11/19/2035	567	327

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	1,042	838
0.551% due 01/25/2047	1,224	1,126

Greenpoint Mortgage Pass-Through Certificates
5.496% due 10/25/2033	1,025	793

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	1,900	1,452

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	1,893	1,397
5.799% due 08/10/2045	3,900	2,842

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GSR Mortgage Loan Trust
4.540% due 09/25/2035	$2,703	$1,997
6.000% due 03/25/2032	2	1

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	222	104
3.938% due 06/19/2034	8,217	7,650
5.142% due 07/19/2035	1,397	762

Impac CMB Trust
2.395% due 07/25/2033	437	343

Indymac Index Mortgage Loan Trust
5.055% due 12/25/2034	654	450

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	426
5.819% due 06/15/2049	100	73
5.882% due 02/15/2051	1,300	929

JPMorgan Mortgage Trust
5.024% due 02/25/2035	1,037	780

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	481	471

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	166	125

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	618	600

MASTR Asset Securitization Trust
5.500% due 09/25/2033	70	66

Mellon Residential Funding Corp.
1.675% due 06/15/2030	410	339

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	1,867

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	644	344

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	499	346
2.395% due 10/25/2035	317	236
4.250% due 10/25/2035	1,790	1,426
4.917% due 01/25/2029	63	41

Morgan Stanley Capital I
1.255% due 10/15/2020	1,793	1,369
5.809% due 12/12/2049	300	226

Prime Mortgage Trust
0.871% due 02/25/2019	13	12
0.871% due 02/25/2034	51	45

Residential Funding Mortgage Securities I
5.210% due 09/25/2035	1,905	1,188

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	176	164

Structured Adjustable Rate Mortgage Loan Trust
3.453% due 01/25/2035	524	229
5.291% due 08/25/2034	1,013	623
5.345% due 01/25/2035	1,959	1,026
5.365% due 02/25/2034	775	484
5.528% due 08/25/2035	585	303

Structured Asset Mortgage Investments, Inc.
0.571% due 09/25/2047	2,376	2,193
0.751% due 02/25/2036	325	155
0.831% due 07/19/2035	1,374	931
0.911% due 09/19/2032	11	8

Structured Asset Securities Corp.
5.048% due 10/25/2035	903	654

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	$970	$805
0.591% due 09/25/2046	2,422	2,011

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	2,173	1,542
1.285% due 09/15/2021	3,431	2,626
5.509% due 04/15/2047	1,800	1,301

WaMu Mortgage Pass-Through Certificates
0.741% due 12/25/2045	297	136
0.761% due 10/25/2045	1,669	915
2.986% due 01/25/2047	664	282
3.456% due 11/25/2042	147	121
3.656% due 06/25/2042	86	63
3.656% due 08/25/2042	341	241
3.680% due 05/25/2041	97	85
4.138% due 08/25/2034	6,946	6,679
4.269% due 09/25/2046	904	416
4.375% due 02/27/2034	60	48

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,218	800
4.963% due 01/25/2035	2,309	1,795
4.992% due 12/25/2034	1,710	1,324

Total Mortgage-Backed Securities (Cost $169,594)		128,745

ASSET-BACKED SECURITIES 14.4%

Access Group, Inc.
4.835% due 10/27/2025	3,700	3,402

Accredited Mortgage Loan Trust
0.511% due 09/25/2036	337	330

ACE Securities Corp.
0.531% due 10/25/2036	639	595

Amortizing Residential Collateral Trust
0.761% due 07/25/2032	13	8

Argent Securities, Inc.
0.521% due 09/25/2036	78	77

Asset-Backed Funding Certificates
0.531% due 10/25/2036	299	291
0.531% due 01/25/2037	510	441

Asset-Backed Securities Corp. Home Equity
0.521% due 12/25/2036	704	648
0.746% due 09/25/2034	286	224
2.845% due 03/15/2032	255	139

Atrium CDO Corp.
3.946% due 06/27/2015	6,111	5,407

BA Credit Card Trust
1.775% due 04/15/2013	2,000	1,819
1.945% due 08/15/2011	13,400	13,289

Bear Stearns Asset-Backed Securities Trust
1.471% due 10/25/2037	4,528	3,716

Carrington Mortgage Loan Trust
0.571% due 06/25/2037	1,917	1,700

Chase Issuance Trust
2.095% due 05/16/2011	14,800	14,583

CIT Group Home Equity Loan Trust
0.741% due 06/25/2033	1	1

Citibank Credit Card Issuance Trust
1.764% due 05/18/2011	11,800	11,628

Citigroup Mortgage Loan Trust, Inc.
0.531% due 05/25/2037	6,665	5,356
0.531% due 07/25/2045	6,490	5,034
0.571% due 10/25/2036	5,874	5,389

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	$3,323	$3,094
0.521% due 12/25/2046	108	105
0.521% due 03/25/2047	261	252
0.521% due 06/25/2047	3,217	2,951
0.541% due 06/25/2037	699	650
0.551% due 06/25/2037	586	540
0.581% due 10/25/2046	477	441
0.651% due 09/25/2036	6,243	4,964
0.731% due 05/25/2036	3,727	2,960
0.951% due 12/25/2031	53	28

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	637	554

CS First Boston Mortgage Securities Corp.
1.091% due 01/25/2032	11	6

Daimler Chrysler Auto Trust
2.726% due 10/08/2010	4,438	4,371

Equity One Asset-Backed Securities, Inc.
1.031% due 11/25/2032	15	9

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	946	857

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	2,854	2,787

Fremont Home Loan Trust
0.531% due 01/25/2037	631	493
0.541% due 02/25/2037	163	159

GE-WMC Mortgage Securities LLC
0.511% due 08/25/2036	189	178

GSAMP Trust
0.541% due 12/25/2036	943	683
0.761% due 03/25/2034	77	75

GSR Mortgage Loan Trust
0.571% due 11/25/2030	1	1

HFC Home Equity Loan Asset-Backed Certificates
0.578% due 03/20/2036	308	294
0.798% due 01/20/2034	2,036	1,402
0.858% due 09/20/2033	171	128

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	387	344

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	326	305

JPMorgan Mortgage Acquisition Corp.
0.521% due 08/25/2036	192	178
0.531% due 03/25/2047	1,331	1,048

Lehman XS Trust
0.541% due 05/25/2046	107	103
0.551% due 11/25/2046	1,430	1,325
0.591% due 11/25/2036	610	580

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034	34	12

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	517	483

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	973	917

Morgan Stanley ABS Capital I
0.521% due 09/25/2036	1,529	1,442
0.531% due 05/25/2037	1,545	1,272

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	4,668	4,208

Option One Mortgage Loan Trust
0.521% due 01/25/2037	461	433
0.561% due 04/25/2037	5,068	4,609

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Residential Asset Securities Corp.
0.541% due 11/25/2036	$387	$371

Residential Funding Mortgage Securities II, Inc.
0.591% due 05/25/2037	932	862

Saxon Asset Securities Trust
0.531% due 10/25/2046	185	177

Securitized Asset-Backed Receivables LLC Trust
0.601% due 05/25/2037	1,525	1,023

SLM Student Loan Trust
3.515% due 04/25/2014	1,787	1,738
3.535% due 10/25/2016	1,295	1,265
3.535% due 07/25/2017	13,600	11,937
3.785% due 07/25/2013	2,563	2,486
3.835% due 01/25/2015	838	800
4.035% due 10/25/2017	8,300	6,793
5.035% due 04/25/2023	18,100	16,988

Soundview Home Equity Loan Trust
0.531% due 11/25/2036	2,259	2,070
0.551% due 01/25/2037	1,565	1,483

Structured Asset Securities Corp.
0.521% due 10/25/2036	704	651

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034	30	30

Wells Fargo Home Equity Trust
0.521% due 01/25/2037	206	198

Total Asset-Backed Securities (Cost $184,174)		168,190

SOVEREIGN ISSUES 0.7%

Export-Import Bank of Korea
2.292% due 06/01/2009	2,200	2,194

Korea Development Bank
4.348% due 04/03/2010	6,100	5,892

Total Sovereign Issues (Cost $8,300)		8,086

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 0.1%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,900	$1,126
12.500% due 01/05/2022		900	401

Total Foreign Currency-Denominated Issues (Cost $2,042)			1,527

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.7%

Bank of America Corp.
7.250% due 01/05/2022		12,000	7,818

Total Convertible Preferred Stocks (Cost $12,000)			7,818

PREFERRED STOCKS 0.4%

DG Funding Trust
3.229% due 01/05/2022		420	4,224

Total Preferred Stocks (Cost $4,462)			4,224

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 0.3%

Nordea Bank Finland PLC
1.755% due 04/09/2009		$3,600	3,584

COMMERCIAL PAPER 0.0%

BNP Paribas
2.092% due 01/16/2009		170	170

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.2%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	$3,000	$3,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% due 10/31/2010 valued at $3,031. Repurchase proceeds are $3,000.)
0.030% due 01/02/2009	11,500	11,500
(Dated 12/31/2008. Collateralized by Fannie Mae 6.125% due 08/07/2023 valued at $11,712. Repurchase proceeds are $11,500.)

		14,500

U.S. CASH MANAGEMENT BILLS 0.1%
0.220% due 04/29/2009 (d)	760	756

U.S. TREASURY BILLS 4.9%
0.197% due 01/02/2009 - 06/11/2009 (b)(d)	57,400	57,269

Total Short-Term Instruments (Cost $76,418)		76,279

PURCHASED OPTIONS (i) 0.3%
(Cost $1,194)		3,854

Total Investments 131.3% (Cost $1,634,324)		$1,538,107

Written Options (j) (0.4%) (Premiums $1,299)		(4,821)

Other Assets and Liabilities (Net) (30.9%)		(362,110)

Net Assets 100.0%		$1,171,176

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $37,791 and cash of $250 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	Cash of $400 has been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2008.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $68,695 at a weighted average interest rate of 2.527%. On December 31, 2008, securities valued at $183,839 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,806 and cash of $4,679 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2009	49	$552
90-Day Euribor March Futures	Long	03/2009	49	516
90-Day Eurodollar December Futures	Long	12/2009	159	637
90-Day Eurodollar June Futures	Long	06/2009	402	1,938
90-Day Eurodollar March Futures	Long	03/2009	2,197	13,332
90-Day Eurodollar March Futures	Long	03/2010	103	454
90-Day Eurodollar September Futures	Long	09/2009	523	3,529
U.S. Treasury 2-Year Note March Futures	Long	03/2009	179	253
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	45	242
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	306	2,590
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	386	3,256

				$27,299

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(h)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	1.380%	06/20/2013	5.253%	$2,700	$(388)	$0	$(388)
American International Group, Inc.	RBS	1.360%	06/20/2013	5.253%	2,700	(390)	0	(390)
Brazil Government International Bond	BCLY	0.290%	06/20/2009	1.297%	4,000	(19)	0	(19)
Ford Motor Credit Co. LLC	BCLY	5.650%	09/20/2012	10.510%	600	(81)	0	(81)
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	10.510%	200	(37)	0	(37)
Ford Motor Credit Co. LLC	JPM	6.800%	09/20/2012	10.510%	8,300	(847)	0	(847)
General Electric Capital Corp.	BNP	0.780%	03/20/2011	4.406%	900	(66)	0	(66)
General Electric Capital Corp.	BNP	1.250%	03/20/2013	3.927%	700	(66)	0	(66)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	1,100	(9)	0	(9)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	4.523%	200	(8)	0	(8)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	4.523%	100	(4)	0	(4)
General Electric Capital Corp.	CITI	4.000%	12/20/2013	3.708%	2,200	29	0	29
General Electric Capital Corp.	CITI	4.325%	12/20/2013	3.708%	1,600	43	0	43
General Electric Capital Corp.	DUB	0.800%	06/20/2011	4.353%	4,300	(342)	0	(342)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	4.310%	600	(41)	0	(41)
General Electric Capital Corp.	DUB	4.230%	12/20/2013	3.708%	2,400	55	0	55
General Electric Capital Corp.	DUB	4.900%	12/20/2013	3.708%	1,900	100	0	100
General Electric Capital Corp.	GSC	0.900%	12/20/2010	4.461%	300	(20)	0	(20)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	900	(2)	0	(2)
General Motors Corp.	BNP	4.800%	12/20/2012	81.101%	200	(154)	0	(154)
General Motors Corp.	BOA	4.500%	12/20/2012	81.101%	400	(310)	0	(310)
General Motors Corp.	DUB	4.600%	12/20/2012	81.101%	200	(155)	0	(155)
General Motors Corp.	JPM	4.550%	12/20/2012	81.101%	100	(77)	0	(77)
General Motors Corp.	MSC	4.630%	12/20/2012	81.101%	100	(77)	0	(77)
General Motors Corp.	UBS	8.150%	03/20/2013	79.336%	2,800	(2,070)	0	(2,070)
GMAC LLC	BCLY	3.650%	09/20/2012	8.183%	1,000	(136)	0	(136)
GMAC LLC	GSC	3.200%	09/20/2012	8.183%	500	(75)	0	(75)
GMAC LLC	JPM	4.850%	09/20/2012	8.183%	900	(89)	0	(89)
GMAC LLC	MLP	1.850%	09/20/2009	9.739%	2,100	(114)	0	(114)
Goldman Sachs Group, Inc.	JPM	0.820%	09/20/2012	3.017%	3,800	(275)	0	(275)
Indonesia Government International Bond	RBS	0.438%	06/20/2009	5.674%	4,000	(99)	0	(99)
JSC Gazprom	BCLY	1.600%	12/20/2012	9.969%	3,800	(934)	0	(934)
JSC Gazprom	MSC	0.860%	11/20/2011	10.810%	2,600	(591)	0	(591)
JSC Gazprom	MSC	2.480%	02/20/2013	9.874%	6,500	(1,399)	0	(1,399)
Mexico Government International Bond	JPM	3.030%	12/20/2009	2.208%	1,000	9	0	9
Russia Government International Bond	BCLY	0.275%	06/20/2009	9.837%	4,000	(177)	0	(177)
SLM Corp.	BNP	5.050%	03/20/2013	8.613%	1,500	(157)	0	(157)
SLM Corp.	CITI	5.600%	09/20/2009	11.541%	4,900	(189)	0	(189)
Ukraine Government International Bond	HSBC	0.730%	04/20/2009	36.442%	2,700	(270)	0	(270)
Ukraine Government International Bond	HSBC	0.520%	05/20/2009	36.441%	1,000	(127)	0	(127)
Ukraine Government International Bond	HSBC	0.490%	06/20/2009	36.449%	4,000	(618)	0	(618)

						$(10,177)	$0	$(10,177)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-10 Index	MLP	(5.000%	)	06/20/2013	$5,000	$783	$387	$396
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	293	15	27	(12)

						$798	$414	$384

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	$500	$(85)	$0	$(85)
CDX.HY-8 Index 25-35%	MLP	1.833%	06/20/2012	1,100	(198)	0	(198)
CDX.HY-8 Index 25-35%	MSC	2.080%	06/20/2012	1,100	(189)	0	(189)
CDX.HY-8 Index 25-35%	MSC	2.170%	06/20/2012	600	(102)	0	(102)
CDX.HY-8 Index 35-100%	CITI	0.360%	06/20/2012	4,904	(342)	0	(342)
CDX.HY-8 Index 35-100%	CITI	0.401%	06/20/2012	1,079	(74)	0	(74)
CDX.HY-11 Index	MSC	5.000%	12/20/2013	3,800	(759)	(935)	176
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	8,264	42	0	42
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	195	1	0	1

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Low Duration Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	$389	$1	$0	$1
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	600	(12)	(14)	2
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	200	(60)	(34)	(26)

					$(1,777)	$(983)	$(794)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,300	$59	$0	$59
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		1,100	33	1	32
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		900	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		1,300	30	0	30
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		600	18	0	18
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		300	8	0	8
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		300	8	0	8
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	4,200	(29)	0	(29)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		2,700	(17)	0	(17)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		1,100	(6)	0	(6)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		3,400	10	(6)	16
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		3,400	10	(5)	15
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		1,500	9	2	7
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,400	12	1	11
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	1,031	(55)	1,086
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$16,400	425	(44)	469
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		22,300	579	(52)	631
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS		50,900	1,633	0	1,633
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		2,600	117	95	22
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		12,500	562	473	89
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		7,500	337	236	101
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		300	(65)	(14)	(51)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		1,200	(143)	(99)	(44)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		900	(107)	(78)	(29)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		400	(55)	(48)	(7)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		11,200	(3,791)	56	(3,847)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		3,700	(84)	(173)	89
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		48,600	(22,103)	668	(22,771)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	16,300	855	69	786
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	BCLY	GBP	3,400	(4)	26	(30)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS		3,100	(3)	25	(28)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		700	10	(16)	26
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC		1,600	78	(17)	95
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	DUB		6,000	(973)	1,630	(2,603)
Receive	6-Month GBP-LIBOR	5.000%	12/19/2037	GSC		200	(86)	9	(95)
Pay	USSP Semi 2-Year Index	0.710%	02/05/2009	BNP		$5,500	12	2	10
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	RBS		34,500	344	24	320

							$(21,265)	$2,710	$(23,975)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(i)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$16,400	$186	$641
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	8,800	94	293
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	6,100	65	203
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	2,300	26	77
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	14,700	139	490
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	35,100	379	1,130
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	20,300	216	677
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	8,400	89	343

							$1,194	$3,854

(j)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$98.000	03/16/2009	81	$22	$5
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	61	27	5
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	55	9	8

				$58	$18

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$5,500	$177	$789
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,000	22	32
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	2,000	50	173
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,400	46	173
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	2,000	14	21
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	2,000	66	247
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	800	26	99
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	4,900	153	605
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	11,700	353	1,414
Put - OTC 9-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	02/23/2009	2,000	6	7
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,000	21	33
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	6,800	221	839
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	2,800	86	371

							$1,241	$4,803

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	193	$89,900	$1,151
Sales	1,013	64,900	2,266
Closing Buys	(710)	(106,900)	(1,886)
Expirations	0	0	0
Exercised	(299)	0	(232)

Balance at 12/31/2008	197	$47,900	$1,299

(k)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	6.500%	01/01/2039	$1,000	$1,027	$1,039

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Low Duration Portfolio  (Cont.)

(l)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	509	04/2009	$0	$(3)	$(3)
Sell		BCLY	509	04/2009	0	(1)	(1)
Buy		HSBC	510	04/2009	0	(3)	(3)
Sell		HSBC	510	04/2009	0	0	0
Sell	AUD	CITI	956	01/2009	0	(46)	(46)
Sell	BRL	BCLY	4,509	02/2009	1	(63)	(62)
Sell		CITI	612	02/2009	1	0	1
Sell		HSBC	3,119	02/2009	0	(56)	(56)
Sell		JPM	4,837	02/2009	0	(50)	(50)
Buy		UBS	14,116	02/2009	0	(427)	(427)
Sell		UBS	5,210	02/2009	0	(12)	(12)
Buy	CLP	HSBC	130,534	05/2009	1	0	1
Sell		HSBC	130,534	05/2009	2	0	2
Buy	CNY	BCLY	1,961	07/2009	0	(18)	(18)
Sell		BCLY	1,872	07/2009	0	(11)	(11)
Sell		CITI	617	07/2009	0	(4)	(4)
Buy		DUB	721	07/2009	0	(6)	(6)
Sell		DUB	621	07/2009	0	(3)	(3)
Buy		HSBC	914	07/2009	0	(8)	(8)
Sell		HSBC	623	07/2009	0	(4)	(4)
Buy		JPM	19,344	07/2009	0	(215)	(215)
Sell		JPM	1,491	07/2009	0	(10)	(10)
Buy		BCLY	3,989	09/2009	0	(3)	(3)
Buy		CITI	2,568	09/2009	0	(1)	(1)
Buy		DUB	11,572	09/2009	0	(6)	(6)
Buy		HSBC	5,131	09/2009	1	(3)	(2)
Buy		JPM	2,140	09/2009	0	(2)	(2)
Buy	EUR	BCLY	947	01/2009	60	0	60
Buy		BNP	327	01/2009	0	(15)	(15)
Buy		CSFB	203	01/2009	4	(5)	(1)
Buy		DUB	484	01/2009	25	(4)	21
Buy		HSBC	522	01/2009	21	(10)	11
Buy		MSC	384	01/2009	25	0	25
Sell		RBS	3,381	01/2009	0	(428)	(428)
Sell	GBP	BCLY	3,921	01/2009	172	0	172
Sell		CITI	4,251	01/2009	191	0	191
Buy		RBS	874	01/2009	0	(52)	(52)
Sell		UBS	3,769	01/2009	171	0	171
Buy	INR	BCLY	74,098	04/2009	24	0	24
Sell		BCLY	53,059	04/2009	0	(74)	(74)
Buy		BOA	48,787	04/2009	34	0	34
Buy		CITI	41,500	04/2009	15	0	15
Buy		DUB	41,832	04/2009	22	0	22
Sell		DUB	45,950	04/2009	0	(59)	(59)
Buy		HSBC	62,021	04/2009	23	0	23
Sell		JPM	169,229	04/2009	0	(217)	(217)
Buy	KWD	HSBC	77	04/2009	0	(21)	(21)
Sell		HSBC	77	04/2009	0	(2)	(2)
Buy	MYR	BCLY	753	02/2009	4	0	4
Sell		BCLY	1,505	02/2009	0	(17)	(17)
Sell		CITI	1,405	02/2009	0	(18)	(18)
Buy		DUB	920	02/2009	2	0	2
Sell		DUB	1,365	02/2009	0	(19)	(19)
Sell		HSBC	775	02/2009	0	(12)	(12)
Buy		JPM	4,485	02/2009	10	(80)	(70)
Sell		JPM	1,108	02/2009	0	(14)	(14)
Buy		BCLY	420	04/2009	1	0	1
Sell		BCLY	675	04/2009	0	(10)	(10)
Buy		BOA	350	04/2009	1	0	1
Buy		CITI	668	04/2009	3	0	3
Sell		CITI	330	04/2009	0	(5)	(5)
Buy		HSBC	784	04/2009	6	0	6
Sell		JPM	1,217	04/2009	0	(20)	(20)
Buy	PHP	BCLY	3,200	02/2009	0	(4)	(4)
Sell		CITI	31,274	02/2009	0	(45)	(45)
Buy		DUB	12,680	02/2009	2	(2)	0
Buy		HSBC	3,750	02/2009	0	(5)	(5)
Buy		JPM	5,144	02/2009	0	(6)	(6)
Buy		MLP	1,200	02/2009	0	(2)	(2)
Buy		MSC	4,200	02/2009	0	(6)	(6)
Buy		RBS	1,100	02/2009	0	(2)	(2)
Buy		BCLY	497	05/2009	0	0	0

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	CITI	12,093	05/2009	$2	$0	$2
Sell		DUB	16,470	05/2009	0	(29)	(29)
Buy		JPM	3,880	05/2009	1	0	1
Buy		LEH	800	12/2010	0	(1)	(1)
Sell		LEH	800	12/2010	0	0	0
Buy	RUB	JPM	36,489	05/2009	0	(464)	(464)
Sell		UBS	36,489	05/2009	441	0	441
Buy	SAR	HSBC	522	04/2009	0	(2)	(2)
Sell		HSBC	522	04/2009	0	(1)	(1)
Buy		JPM	521	04/2009	0	(2)	(2)
Sell		JPM	521	04/2009	0	(1)	(1)
Sell	SGD	BCLY	605	01/2009	0	(9)	(9)
Buy		DUB	941	01/2009	13	0	13
Sell		HSBC	336	01/2009	0	(14)	(14)
Sell		BCLY	1,348	04/2009	0	(43)	(43)
Buy		CITI	1,985	04/2009	16	0	16
Sell		CITI	904	04/2009	0	(30)	(30)
Buy		DUB	1,298	04/2009	19	0	19
Buy		HSBC	570	04/2009	5	0	5
Sell		HSBC	2,090	04/2009	0	(73)	(73)
Sell		JPM	898	04/2009	0	(31)	(31)
Buy		RBS	795	04/2009	10	0	10
Buy		UBS	592	04/2009	10	0	10
Buy		HSBC	709	07/2009	1	0	1
Sell		HSBC	709	07/2009	0	(25)	(25)

					$1,340	$(2,834)	$(1,494)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$1,538,099	$8	$1,538,107
Short Sales, at value	0	(1,039)	0	(1,039)
Other Financial Instruments ++	27,299	(41,383)	506	(13,578)

Total	$27,299	$1,495,677	$514	$1,523,490

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$19,412	$(5,060)	$38	$5	$(1,018)	$(13,369)	$8
Other Financial Instruments ++	(146)	0	0	0	652	0	506

Total	$19,266	$(5,060)	$38	$5	$(366)	$(13,369)	$514

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	17

Notes to Financial Statements

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

18	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

20	PIMCO Variable Insurance Trust

December 31, 2008

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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December 31, 2008

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred

Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(s) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of payable for investments purchased on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

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December 31, 2008

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,176,255	$3,811,580	$508,982	$180,589

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	521	$5,299	1,514	$15,321
Administrative Class	36,415	371,801	72,534	731,748
Advisor Class	469	4,717	47	477
Issued as reinvestment of distributions
Institutional Class	155	1,544	120	1,209
Administrative Class	7,992	79,404	4,910	49,701
Advisor Class	11	102	1	10
Cost of shares redeemed
Institutional Class	(983)	(10,101)	(1,234)	(12,364)
Administrative Class	(63,518)	(629,025)	(16,283)	(164,427)
Advisor Class	(287)	(2,825)	(37)	(375)
Net increase (decrease) resulting from Portfolio share transactions	(19,225)	$(179,084)	61,572	$621,300

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	70
Advisor Class	3	99

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$36,640	$20,806	$(127,988)	$0	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$1,634,325	$18,686	$(114,904)	$(96,218)

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$67,659	$13,565	$0
12/31/2007	51,012	0	0

(3)	Includes short-term capital gains, if any, distributed.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Low Duration Portfolio	2.18%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	1.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	31

Management of the Trust  (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	33

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

34	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Money Market Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Glossary	16
Privacy Policy	17
Management of the Trust	18
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	20

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Commercial Paper	51.0%
Repurchase Agreements	39.4%
U.S. Government Agencies	4.5%
Certificates of Deposit	3.7%
Other	1.4%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	7-Day Yield	30-Day Yield	1 Year	5 Years	Portfolio Inception (09/30/99)
PIMCO Money Market Portfolio Administrative Class	0.71%	0.78%	2.24%	3.06%	3.08%
Citigroup 3-Month Treasury Bill Index±	—	—	1.80%	3.10%	3.19%
Lipper Money Market Fund Index±±	—	—	2.41%	3.01%	3.02%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.47% for Administrative Class shares.

An investment in the PIMCO Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-Month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

±± Lipper Money Market Fund Index is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,007.62	$1,022.77
Expenses Paid During Periodà	$2.37	$2.39

àExpenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

»	The Portfolio focused on short maturity high quality assets and ended the period with an average quality of AAA.

»	The Portfolio focuses a majority of its exposure on high quality commercial paper.

»	High quality commercial paper holdings provided a yield advantage over U.S. Treasury Bills.

»

High quality commercial paper rates dropped over the year by about 3.00% for three-month maturities as the Federal Reserve cut interest rates to a range of 0.00% to 0.25% by the end of 2008 (Source: Bloomberg).

»	Significant exposure to agency discount notes helped reduce credit risk in the portfolio while providing a yield advantage over U.S. Treasury Bills.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007		12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income (a)	0.02	0.05		0.05	0.03	0.01
Dividends from net investment income	(0.02)	(0.05)		(0.05)	(0.03)	(0.01)
Net asset value end of year	$1.00	$1.00		$1.00	$1.00	$1.00
Total return	2.24%	4.86%		4.61%	2.77%	0.89%
Net assets end of year (000s)	$58,511	$167,465		$66,240	$43,434	$32,184
Ratio of expenses to average net assets	0.48%	0.49	%(b)	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.48%	0.49	%(b)	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.58%	4.76%		4.61%	2.81%	0.91%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$166,989
Repurchase agreements, at value	108,400
Cash	338
Receivable for Portfolio shares sold	6
Interest and dividends receivable	272
Other assets	35
276,040

Liabilities:
Payable for Portfolio shares redeemed	$74
Accrued investment advisory fee	30
Accrued administrative fee	50
Accrued servicing fee	5
159

Net Assets	$275,881

Net Assets Consist of:
Paid in capital	$275,863
Undistributed net investment income	0
Accumulated undistributed net realized gain	18
$275,881

Net Assets:
Institutional Class	$217,370
Administrative Class	58,511

Shares Issued and Outstanding:
Institutional Class	217,359
Administrative Class	58,502

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$166,989
Cost of Repurchase Agreements Owned	$108,400

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$8,991
Miscellaneous income	2
Total Income	8,993

Expenses:
Investment advisory fees	387
Administrative fees	644
Servicing fees – Administrative Class	145
Trustees’ fees	4
Miscellaneous expense	37
Total Expenses	1,217

Net Investment Income	7,776

Net Realized Gain:
Net realized gain on investments	40
Net Gain	40

Net Increase in Net Assets Resulting from Operations	$7,816

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,776	$16,955
Net realized gain	40	10
Net increase resulting from operations	7,816	16,965

Distributions to Shareholders:
From net investment income
Institutional Class	(5,306)	(10,376)
Administrative Class	(2,506)	(6,573)

Total Distributions	(7,812)	(16,949)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	29,799	161,006
Administrative Class	124,727	415,335
Issued as reinvestment of distributions
Institutional Class	5,306	10,338
Administrative Class	2,506	6,573
Cost of shares redeemed
Institutional Class	(31,619)	(164,776)
Administrative Class	(236,189)	(320,690)
Net increase (decrease) resulting from Portfolio share transactions	(105,470)	107,786

Total Increase (Decrease) in Net Assets	(105,466)	107,802

Net Assets:
Beginning of year	381,347	273,545
End of year*	$275,881	$381,347

*Including undistributed net investment income of:	$0	$27

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

Citigroup, Inc.
3.625% due 02/09/2009	$3,900	$3,901

Total Corporate Bonds & Notes (Cost $3,901)		3,901

U.S. GOVERNMENT AGENCIES 4.5%

Federal Home Loan Bank
4.154% due 04/07/2009	12,300	12,320

Total U.S. Government Agencies (Cost $12,320)		12,320

SHORT-TERM INSTRUMENTS 93.9%

CERTIFICATES OF DEPOSIT 3.7%

Bank of America N.A.
0.400% due 03/18/2009	5,700	5,700

Citibank New York
1.450% due 03/18/2009	4,500	4,500

		10,200

COMMERCIAL PAPER 50.9%

Australia & New Zealand Banking Group Ltd.
2.900% due 01/13/2009	10,600	10,591

BNP Paribas
2.092% due 01/16/2009	5,700	5,695

Citigroup Funding, Inc.
3.350% due 01/26/2009	2,000	1,996

DnB NOR Bank ASA
2.390% due 02/18/2009	5,600	5,583

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Federal Home Loan Bank
0.440% due 05/13/2009	$10,300	$10,284
2.190% due 01/28/2009	5,900	5,906

Freddie Mac
0.500% due 06/02/2009	17,700	17,663
0.741% due 01/05/2009	15,000	14,999
0.920% due 02/09/2009	22,400	22,378

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	4,200	4,192

ING U.S. Funding LLC
2.000% due 01/20/2009	5,700	5,694

Lloyds Bank PLC
2.060% due 03/03/2009	5,700	5,681

Merrill Lynch & Co., Inc.
2.950% due 01/23/2009	7,900	7,886

Morgan Stanley
3.800% due 01/22/2009	4,200	4,191

Nordea North America, Inc.
2.040% due 01/20/2009	5,700	5,694

Royal Bank of Scotland Group PLC
3.050% due 03/06/2009	11,000	10,941

Societe General N.A.
2.950% due 03/09/2009	1,200	1,194

		140,568

REPURCHASE AGREEMENTS 39.3%

Credit Suisse Securities (USA) LLC
0.000% due 01/02/2009	24,800	24,800
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.125% due 11/30/2009 valued at $25,358. Repurchase proceeds are $24,800.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Goldman Sachs & Co.
0.060% due 01/02/2009	$29,000	$29,000
(Dated 12/31/2008. Collateralized by Freddie Mac 5.500% due 10/01/2038 valued at $29,553. Repurchase proceeds are $29,000.)

JPMorgan Chase Bank N.A.
0.030% due 01/02/2009	14,600	14,600
(Dated 12/31/2008. Collateralized by Freddie Mac 4.125% due 12/21/2012 valued at $14,869. Repurchase proceeds are $14,600.)
0.400% due 01/05/2009	40,000	40,000
(Dated 12/30/2008. Collateralized by Fannie Mae 5.500% due 07/01/2036 valued at $40,996. Repurchase proceeds are $40,001.)

		108,400

Total Short-Term Instruments (Cost $259,168)		259,168

Total Investments 99.8% (Cost $275,389)		$275,389

Other Assets and Liabilities (Net) 0.2%		492

Net Assets 100.0%		$275,881

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$275,389	$0	$275,389
Other Financial Instruments ++	0	0	0	0

Total	$0	$275,389	$0	$275,389

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

10	PIMCO Variable Insurance Trust

December 31, 2008

For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(h) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the

Annual Report	December 31, 2008	11

Notes to Financial Statements (Cont.)

“Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	29,799	$29,799	161,006	$161,006
Administrative Class	124,727	124,727	415,335	415,335
Issued as reinvestment of distributions
Institutional Class	5,305	5,306	10,338	10,338
Administrative Class	2,506	2,506	6,573	6,573
Cost of shares redeemed
Institutional Class	(31,619)	(31,619)	(164,776)	(164,776)
Administrative Class	(236,189)	(236,189)	(320,690)	(320,690)
Net increase (decrease) resulting from Portfolio share transactions	(105,471)	$(105,470)	107,786	$107,786

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	2	95

8.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These

12	PIMCO Variable Insurance Trust

December 31, 2008

lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$18	$0	$0	$0	$0	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$275,389	$0	$0	$0

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$7,812	$0	$0
12/31/2007	16,949	0	0

(1)	Includes short-term capital gains, if any, distributed.

10.  TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Board of Trustees of the Trust has approved the continued participation by the Portfolio in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program insures shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share falls below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 will receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment.

The Program is designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the U.S. Department of the Treasury until April 30, 2009. The Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009. Participation in the Program extension (i.e., until April 30, 2009) requires a payment to the U.S. Department of the Treasury. If the Program is further extended, the Portfolio will consider whether to participate. Participation in additional extensions of the Program requires additional payment by the Portfolio. The Portfolio paid the Guarantee payments of $37,320 during the period ended December 31, 2008 and recorded as a component of miscellaneous expense on the Statement of Operations.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	15

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

16	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	17

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

18	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	19

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

20	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	21

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

22	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Money Market Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Glossary	16
Privacy Policy	17
Management of the Trust	18
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	20

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Commercial Paper	51.0%
Repurchase Agreements	39.4%
U.S. Government Agencies	4.5%
Certificates Of Deposit	3.7%
Other	1.4%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	7-Day Yield	30-Day Yield	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Money Market Portfolio Institutional Class	0.86%	0.93%	2.39%	3.22%	3.11%
Citigroup 3-Month Treasury Bill Index±	—	—	1.80%	3.10%	3.07%
Lipper Money Market Fund Index±±	—	—	2.41%	3.01%	2.89%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares.

An investment in the PIMCO Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 Month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

±± Lipper Money Market Fund Index is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,008.38	$1,023.53
Expenses Paid During Periodà	$1.62	$1.63

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

»	The Portfolio focused on short maturity high quality assets and ended the period with an average quality of AAA.

»	The Portfolio focuses a majority of its exposure on high quality commercial paper.

»	High quality commercial paper holdings provided a yield advantage over U.S. Treasury Bills.

»

High quality commercial paper rates dropped over the year by about 3.00% for three-month maturities as the Federal Reserve cut interest rates to a range of 0.00% to 0.25% by the end of 2008 (Source: Bloomberg).

»	Significant exposure to agency discount notes helped reduce credit risk in the portfolio while providing a yield advantage over U.S. Treasury Bills.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007		12/31/2006	12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income (a)	0.02	0.05		0.05	0.03	0.01
Dividends from net investment income	(0.02)	(0.05)		(0.05)	(0.03)	(0.01)
Net asset value end of year	$1.00	$1.00		$1.00	$1.00	$1.00
Total return	2.39%	5.01%		4.78%	2.93%	1.06%
Net assets end of year (000s)	$217,370	$213,882		$207,305	$100,195	$12
Ratio of expenses to average net assets	0.33%	0.34	%(b)	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.33%	0.34	%(b)	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.35%	4.91%		4.77%	3.23%	1.04%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$166,989
Repurchase agreements, at value	108,400
Cash	338
Receivable for Portfolio shares sold	6
Interest and dividends receivable	272
Other assets	35
276,040

Liabilities:
Payable for Portfolio shares redeemed	$74
Accrued investment advisory fee	30
Accrued administrative fee	50
Accrued servicing fee	5
159

Net Assets	$275,881

Net Assets Consist of:
Paid in capital	$275,863
Undistributed net investment income	0
Accumulated undistributed net realized gain	18
$275,881

Net Assets:
Institutional Class	$217,370
Administrative Class	58,511

Shares Issued and Outstanding:
Institutional Class	217,359
Administrative Class	58,502

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$166,989
Cost of Repurchase Agreements Owned	$108,400

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$8,991
Miscellaneous income	2
Total Income	8,993

Expenses:
Investment advisory fees	387
Administrative fees	644
Servicing fees – Administrative Class	145
Trustees’ fees	4
Miscellaneous expense	37
Total Expenses	1,217

Net Investment Income	7,776

Net Realized Gain:
Net realized gain on investments	40
Net Gain	40

Net Increase in Net Assets Resulting from Operations	$7,816

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,776	$16,955
Net realized gain	40	10
Net increase resulting from operations	7,816	16,965

Distributions to Shareholders:
From net investment income
Institutional Class	(5,306)	(10,376)
Administrative Class	(2,506)	(6,573)

Total Distributions	(7,812)	(16,949)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	29,799	161,006
Administrative Class	124,727	415,335
Issued as reinvestment of distributions
Institutional Class	5,306	10,338
Administrative Class	2,506	6,573
Cost of shares redeemed
Institutional Class	(31,619)	(164,776)
Administrative Class	(236,189)	(320,690)
Net increase (decrease) resulting from Portfolio share transactions	(105,470)	107,786

Total Increase (Decrease) in Net Assets	(105,466)	107,802

Net Assets:
Beginning of year	381,347	273,545
End of year*	$275,881	$381,347

*Including undistributed net investment income of:	$0	$27

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

Citigroup, Inc.
3.625% due 02/09/2009	$3,900	$3,901

Total Corporate Bonds & Notes (Cost $3,901)		3,901

U.S. GOVERNMENT AGENCIES 4.5%

Federal Home Loan Bank
4.154% due 04/07/2009	12,300	12,320

Total U.S. Government Agencies (Cost $12,320)		12,320

SHORT-TERM INSTRUMENTS 93.9%

CERTIFICATES OF DEPOSIT 3.7%

Bank of America N.A.
0.400% due 03/18/2009	5,700	5,700

Citibank New York
1.450% due 03/18/2009	4,500	4,500

		10,200

COMMERCIAL PAPER 50.9%

Australia & New Zealand Banking Group Ltd.
2.900% due 01/13/2009	10,600	10,591

BNP Paribas
2.092% due 01/16/2009	5,700	5,695

Citigroup Funding, Inc.
3.350% due 01/26/2009	2,000	1,996

DnB NOR Bank ASA
2.390% due 02/18/2009	5,600	5,583

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Federal Home Loan Bank
0.440% due 05/13/2009	$10,300	$10,284
2.190% due 01/28/2009	5,900	5,906

Freddie Mac
0.500% due 06/02/2009	17,700	17,663
0.741% due 01/05/2009	15,000	14,999
0.920% due 02/09/2009	22,400	22,378

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	4,200	4,192

ING U.S. Funding LLC
2.000% due 01/20/2009	5,700	5,694

Lloyds Bank PLC
2.060% due 03/03/2009	5,700	5,681

Merrill Lynch & Co., Inc.
2.950% due 01/23/2009	7,900	7,886

Morgan Stanley
3.800% due 01/22/2009	4,200	4,191

Nordea North America, Inc.
2.040% due 01/20/2009	5,700	5,694

Royal Bank of Scotland Group PLC
3.050% due 03/06/2009	11,000	10,941

Societe General N.A.
2.950% due 03/09/2009	1,200	1,194

		140,568

REPURCHASE AGREEMENTS 39.3%

Credit Suisse Securities (USA) LLC
0.000% due 01/02/2009	24,800	24,800
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.125% due 11/30/2009 valued at $25,358. Repurchase proceeds are $24,800.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Goldman Sachs & Co.
0.060% due 01/02/2009	$29,000	$29,000
(Dated 12/31/2008. Collateralized by Freddie Mac 5.500% due 10/01/2038 valued at $29,553. Repurchase proceeds are $29,000.)

JPMorgan Chase Bank N.A.
0.030% due 01/02/2009	14,600	14,600
(Dated 12/31/2008. Collateralized by Freddie Mac 4.125% due 12/21/2012 valued at $14,869. Repurchase proceeds are $14,600.)
0.400% due 01/05/2009	40,000	40,000
(Dated 12/30/2008. Collateralized by Fannie Mae 5.500% due 07/01/2036 valued at $40,996. Repurchase proceeds are $40,001.)

		108,400

Total Short-Term Instruments (Cost $259,168)		259,168

Total Investments 99.8% (Cost $275,389)		$275,389

Other Assets and Liabilities (Net) 0.2%		492

Net Assets 100.0%		$275,881

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$275,389	$0	$275,389
Other Financial Instruments ++	0	0	0	0

Total	$0	$275,389	$0	$275,389

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares).

10	PIMCO Variable Insurance Trust

December 31, 2008

For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(h) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the

Annual Report	December 31, 2008	11

Notes to Financial Statements (Cont.)

“Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	29,799	$29,799	161,006	$161,006
Administrative Class	124,727	124,727	415,335	415,335
Issued as reinvestment of distributions
Institutional Class	5,305	5,306	10,338	10,338
Administrative Class	2,506	2,506	6,573	6,573
Cost of shares redeemed
Institutional Class	(31,619)	(31,619)	(164,776)	(164,776)
Administrative Class	(236,189)	(236,189)	(320,690)	(320,690)
Net increase (decrease) resulting from Portfolio share transactions	(105,471)	$(105,470)	107,786	$107,786

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	2	95

8.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These

12	PIMCO Variable Insurance Trust

December 31, 2008

lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$18	$0	$0	$0	$0	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$275,389	$0	$0	$0

Annual Report	December 31, 2008	13

Notes to Financial Statements (Cont.)

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$7,812	$0	$0
12/31/2007	16,949	0	0

(1)	Includes short-term capital gains, if any, distributed.

10.  TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Board of Trustees of the Trust has approved the continued participation by the Portfolio in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program insures shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share falls below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 will receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment.

The Program is designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the U.S. Department of the Treasury until April 30, 2009. The Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009. Participation in the Program extension (i.e., until April 30, 2009) requires a payment to the U.S. Department of the Treasury. If the Program is further extended, the Portfolio will consider whether to participate. Participation in additional extensions of the Program requires additional payment by the Portfolio. The Portfolio paid the Guarantee payments of $37,320 during the period ended December 31, 2008 and recorded as a component of miscellaneous expense on the Statement of Operations.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	15

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

16	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	17

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

18	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	19

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

20	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	21

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

22	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Real Return Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Privacy Policy	32
Management of the Trust	33
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	49.7%
U.S. Government Agencies	19.2%
Corporate Bonds & Notes	11.7%
Short-Term Instruments	9.5%
Asset-Backed Securities	4.4%
Other	5.5%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (09/30/99)
PIMCO Real Return Portfolio Administrative Class	-7.03%	2.87%	6.85%
Barclays Capital U.S. TIPS Index±	-2.35%	4.07%	7.08%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$890.33	$1,021.37
Expenses Paid During Periodà	$3.56	$3.81

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Positioning for a steeper U.S. nominal yield curve benefited performance as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	Exposure to U.S. corporate bonds in the finance sector detracted from performance as spreads over U.S. Treasuries increased.

»	Holdings of U.S. agency mortgage-backed securities detracted from performance as mortgage spreads widened.

»	Modest allocations to Japanese inflation-linked bonds (“ILBs”) versus nominal bonds detracted from performance as ILBs underperformed their nominal counterparts.

»	Holdings of non-agency mortgage-backed securities and asset-backed securities detracted from performance as their prices were marked down during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$12.57	$11.93	$12.69	$12.92	$12.36
Net investment income (a)	0.45	0.56	0.53	0.36	0.13
Net realized/unrealized gain (loss) on investments	(1.30)	0.67	(0.43)	(0.09)	0.97
Total income (loss) from investment operations	(0.85)	1.23	0.10	0.27	1.10
Dividends from net investment income	(0.44)	(0.56)	(0.53)	(0.36)	(0.13)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.33)	(0.14)	(0.41)
Total distributions	(0.46)	(0.59)	(0.86)	(0.50)	(0.54)
Net asset value end of year	$11.26	$12.57	$11.93	$12.69	$12.92
Total return	(7.03)%	10.63%	0.71%	2.09%	8.92%
Net assets end of year (000s)	$1,187,217	$1,082,777	$1,033,666	$1,012,042	$636,565
Ratio of expenses to average net assets	0.71%	0.65%	0.65%	0.66%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.62%	4.69%	4.22%	2.79%	1.03%
Portfolio turnover rate	1,014%	901%	963%	1,102%	1,064%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$2,578,126
Repurchase agreements, at value	145,588
Cash	3,300
Deposits with counterparty	5,613
Foreign currency, at value	7,993
Receivable for investments sold	241,067
Receivable for investments sold on a delayed-delivery basis	26,659
Receivable for Portfolio shares sold	1,385
Interest and dividends receivable	12,989
Variation margin receivable	52
Swap premiums paid	6,584
Unrealized appreciation on foreign currency contracts	486
Unrealized appreciation on swap agreements	36,970
Other assets	7,544
3,074,356

Liabilities:
Payable for reverse repurchase agreements	$270,195
Payable for investments purchased	218,436
Payable for investments purchased on a delayed-delivery basis	1,063,904
Payable for Portfolio shares redeemed	13,540
Payable for short sales	92,970
Written options outstanding	4,200
Dividends payable	94
Accrued investment advisory fee	279
Accrued administrative fee	279
Accrued distribution fee	5
Accrued servicing fee	142
Variation margin payable	293
Swap premiums received	10,330
Unrealized depreciation on foreign currency contracts	5,398
Unrealized depreciation on swap agreements	59,469
Other liabilities	57,917
1,797,451

Net Assets	$1,276,905

Net Assets Consist of:
Paid in capital	$1,456,309
Undistributed net investment income	187
Accumulated undistributed net realized (loss)	(134,241)
Net unrealized (depreciation)	(45,350)
$1,276,905

Net Assets:
Institutional Class	$67,953
Administrative Class	1,187,217
Advisor Class	21,735

Shares Issued and Outstanding:
Institutional Class	6,037
Administrative Class	105,465
Advisor Class	1,931

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.26
Administrative Class	11.26
Advisor Class	11.26

Cost of Investments Owned	$2,612,899
Cost of Repurchase Agreements Owned	$145,588
Cost of Foreign Currency Held	$8,056
Proceeds Received on Short Sales	$93,051
Premiums Received on Written Options	$1,496

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$59,698
Dividends	112
Miscellaneous income	18
Total Income	59,828

Expenses:
Investment advisory fees	3,453
Administrative fees	3,460
Servicing fees – Administrative Class	1,942
Distribution and/or servicing fees – Advisor Class	69
Trustees’ fees	14
Interest expense	785
Total Expenses	9,723

Net Investment Income	50,105

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(104,679)
Net realized (loss) on futures contracts, written options and swaps	(6,527)
Net realized gain on foreign currency transactions	721
Net change in unrealized (depreciation) on investments	(38,282)
Net change in unrealized appreciation on futures contracts, written options and swaps	(16,684)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9,215)
Net (Loss)	(174,666)

Net (Decrease) in Net Assets Resulting from Operations	$(124,561)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$50,105	$50,090
Net realized gain (loss)	(110,485)	17,083
Net change in unrealized appreciation (depreciation)	(64,181)	43,534
Net increase (decrease) resulting from operations	(124,561)	110,707

Distributions to Shareholders:
From net investment income
Institutional Class	(2,152)	(2,260)
Administrative Class	(45,631)	(47,339)
Advisor Class	(935)	(382)
From net realized capital gains
Institutional Class	(105)	(99)
Administrative Class	(1,861)	(2,482)
Advisor Class	(34)	(30)

Total Distributions	(50,718)	(52,592)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	47,376	10,073
Administrative Class	833,470	357,076
Advisor Class	39,984	13,552
Issued as reinvestment of distributions
Institutional Class	2,257	2,359
Administrative Class	46,068	48,596
Advisor Class	969	413
Cost of shares redeemed
Institutional Class	(16,587)	(17,391)
Administrative Class	(612,120)	(411,698)
Advisor Class	(28,788)	(3,742)
Net increase (decrease) resulting from Portfolio share transactions	312,629	(762)

Total Increase in Net Assets	137,350	57,353

Net Assets:
Beginning of year	1,139,555	1,082,202
End of year*	$1,276,905	$1,139,555

*Including undistributed net investment income of:	$187	$4,541

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Georgia-Pacific Corp.
2.082% due 12/20/2012	$58	$48
3.459% due 12/20/2012	28	23
3.689% due 12/20/2012	810	665

Total Bank Loan Obligations (Cost $896)		736

CORPORATE BONDS & NOTES 25.1%

BANKING & FINANCE 19.1%

Ace INA Holdings, Inc.
5.800% due 03/15/2018	1,500	1,352

Allstate Life Global Funding II
2.822% due 05/21/2010	9,600	8,581

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	4,100	4,040

American Express Bank FSB
5.500% due 04/16/2013	1,400	1,327
6.000% due 09/13/2017	2,400	2,251

American Express Centurion Bank
6.000% due 09/13/2017	2,300	2,158

American Express Co.
7.000% due 03/19/2018	2,310	2,340
8.150% due 03/19/2038	660	759

American International Group, Inc.
5.850% due 01/16/2018	1,300	873
8.175% due 05/15/2058	4,900	1,909
8.250% due 08/15/2018	1,600	1,173

ANZ National International Ltd.
6.200% due 07/19/2013	3,200	3,099

Atlantic & Western Re Ltd.
10.132% due 01/09/2009	900	897

Bank of America Corp.
2.299% due 02/17/2009	5,400	5,399
2.826% due 11/06/2009	900	882
8.000% due 12/29/2049	1,500	1,081

Bank of Ireland
1.898% due 12/18/2009	1,000	994

Barclays Bank PLC
5.450% due 09/12/2012	6,400	6,487
6.050% due 12/04/2017	2,300	2,032
7.434% due 09/29/2049	700	354

Bear Stearns Cos. LLC
2.262% due 08/21/2009	5,725	5,631
6.400% due 10/02/2017	2,600	2,706
6.950% due 08/10/2012	3,300	3,430
7.250% due 02/01/2018	2,900	3,183

C10 Capital SPV Ltd.
6.722% due 12/31/2049	500	238

Calabash Re Ltd.
12.896% due 01/08/2010	250	247

Caterpillar Financial Services Corp.
2.216% due 06/24/2011	13,200	11,809

Charter One Bank N.A.
3.585% due 04/24/2009	8,400	8,280

CIT Group, Inc.
3.615% due 01/30/2009	4,600	4,594

Citigroup Capital XXI
8.300% due 12/21/2057	1,200	928

Citigroup Funding, Inc.
0.474% due 04/23/2009	5,700	5,634
3.556% due 05/07/2010	13,900	13,183

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup, Inc.
1.496% due 12/28/2009	$3,900	$3,680
3.505% due 01/30/2009	1,000	1,000
8.400% due 04/29/2049	4,600	3,043

Commonwealth Bank of Australia
1.916% due 06/08/2009	400	398

Countrywide Financial Corp.
1.686% due 03/24/2009	10,000	9,919

Credit Agricole S.A.
2.181% due 05/28/2009	1,900	1,895

Credit Suisse USA, Inc.
2.298% due 11/20/2009	800	771

DnB NOR Bank ASA
4.889% due 10/13/2009	1,100	1,100

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,200	877
7.800% due 06/01/2012	100	70

Foundation Re II Ltd.
8.899% due 11/26/2010	800	775

General Electric Capital Corp.
5.875% due 01/14/2038	2,000	1,964

Genworth Financial, Inc.
6.515% due 05/22/2018	2,200	764

GMAC LLC
6.750% due 12/01/2014	1,600	1,095

Goldman Sachs Group, Inc.
1.766% due 06/28/2010	7,500	6,867
6.150% due 04/01/2018	1,900	1,829
6.750% due 10/01/2037	6,300	5,129

HCP, Inc.
6.700% due 01/30/2018	3,000	1,441

HSBC Finance Corp.
4.479% due 10/21/2009	1,900	1,783

International Lease Finance Corp.
6.625% due 11/15/2013	900	607

JPMorgan Chase & Co.
0.521% due 06/26/2009	700	694
1.516% due 06/26/2009	5,500	5,464

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	1,900	190
7.000% due 09/27/2027 (a)	100	10

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	647

Longpoint Re Ltd.
7.246% due 05/08/2010	1,100	1,074

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	4,000	3,568

Merna Reinsurance Ltd.
2.109% due 07/07/2010	4,200	3,781

Merrill Lynch & Co., Inc.
6.400% due 08/28/2017	2,400	2,408
6.875% due 04/25/2018	8,800	9,221

Metropolitan Life Global Funding I
5.194% due 04/13/2009	6,000	5,939

Morgan Stanley
4.570% due 01/09/2012	300	237
4.620% due 01/09/2014	1,300	901
4.752% due 01/18/2011	3,000	2,556
5.750% due 10/18/2016	1,600	1,346
6.000% due 04/28/2015	1,700	1,469
6.625% due 04/01/2018	3,000	2,636

National Australia Bank Ltd.
5.350% due 06/12/2013	2,600	2,508

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

New York Life Global Funding
4.650% due 05/09/2013	$2,900	$2,805

Pricoa Global Funding I
1.596% due 06/26/2012	15,100	10,976

ProLogis
6.625% due 05/15/2018	1,500	718

Prudential Financial, Inc.
6.890% due 06/10/2013	2,000	1,411

Rabobank Nederland NV
4.772% due 01/15/2009	800	801

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	1,720

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009	2,700	2,667

Simon Property Group LP
5.750% due 12/01/2015	800	523

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	2,400	1,773

Travelers Cos., Inc.
5.800% due 05/15/2018	1,500	1,448

UBS AG
3.779% due 05/05/2010	7,700	7,689
5.750% due 04/25/2018	5,400	4,910
5.875% due 12/20/2017	1,000	920

Vita Capital III Ltd.
5.002% due 01/01/2012	700	630

Vita Capital Ltd.
4.782% due 01/01/2010	300	289

Wachovia Bank N.A.
2.153% due 02/23/2009	2,700	2,691
2.287% due 12/02/2010	2,400	2,232

Wachovia Mortgage FSB
2.342% due 03/02/2009	300	298
2.428% due 05/08/2009	300	296

Wells Fargo & Co.
4.375% due 01/31/2013	1,600	1,568

		243,872

INDUSTRIALS 4.7%

Alcoa, Inc.
6.000% due 07/15/2013	2,000	1,810
6.750% due 07/15/2018	4,000	3,278

Amgen, Inc.
6.150% due 06/01/2018	1,000	1,063

AutoZone, Inc.
5.875% due 10/15/2012	4,400	3,907

Baxter International, Inc.
5.375% due 06/01/2018	1,400	1,466

C8 Capital SPV Ltd.
6.640% due 12/29/2049	500	254

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	1,300	1,222

Cardinal Health, Inc.
6.000% due 06/15/2017	1,000	913

Cigna Corp.
6.350% due 03/15/2018	2,000	1,788

EchoStar DBS Corp.
7.000% due 10/01/2013	5,000	4,362

Falconbridge Ltd.
7.350% due 06/05/2012	1,000	788

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Gaz Capital S.A.
7.343% due 04/11/2013	$500	$407
8.146% due 04/11/2018	700	497

Kraft Foods, Inc.
6.000% due 02/11/2013	1,000	1,017
6.125% due 02/01/2018	1,000	982

Marriott International, Inc.
6.375% due 06/15/2017	5,000	3,492

Masco Corp.
6.125% due 10/03/2016	1,500	1,031

Nordstrom, Inc.
6.250% due 01/15/2018	700	492

Oracle Corp.
5.750% due 04/15/2018	2,500	2,620

Philip Morris International, Inc.
5.650% due 05/16/2018	9,500	9,435

President and Fellows of Harvard College
6.000% due 01/15/2019	1,200	1,302

Rexam PLC
6.750% due 06/01/2013	1,200	1,063

Rockies Express Pipeline LLC
5.100% due 08/20/2009	5,200	5,203

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,500	1,317

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	551

Suncor Energy, Inc.
6.100% due 06/01/2018	600	518

UST, Inc.
6.625% due 07/15/2012	2,500	2,351

Wal-Mart Stores, Inc.
5.800% due 02/15/2018	1,500	1,663

Waste Management, Inc.
6.100% due 03/15/2018	3,200	2,772

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	1,729

		59,293

UTILITIES 1.3%

American Electric Power Co., Inc.
5.250% due 06/01/2015	800	739

AT&T, Inc.
2.959% due 02/05/2010	2,800	2,705

Constellation Energy Group, Inc.
4.550% due 06/15/2015	200	152
7.000% due 04/01/2012	4,100	3,738

Embarq Corp.
7.082% due 06/01/2016	300	231

Enel Finance International S.A.
5.700% due 01/15/2013	4,500	4,147

Exelon Corp.
4.900% due 06/15/2015	1,000	821

FirstEnergy Corp.
6.450% due 11/15/2011	1,000	946

NiSource Finance Corp.
2.723% due 11/23/2009	800	721

Public Service Electric & Gas Co.
5.300% due 05/01/2018	1,100	1,071

Sempra Energy
6.150% due 06/15/2018	1,000	911

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Telecom Italia Capital S.A.
6.999% due 06/04/2018	$900	$731

		16,913

Total Corporate Bonds & Notes (Cost $353,542)		320,078

MUNICIPAL BONDS & NOTES 0.9%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	432

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	334

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	800	749

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
8.156% due 12/15/2013	190	138

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	513

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	485	399

Texas State General Obligation Bonds, Series 2007
5.000% due 04/01/2037	3,400	3,256

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	4,900	4,509

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,085	622

Total Municipal Bonds & Notes (Cost $12,906)		10,952

U.S. GOVERNMENT AGENCIES 40.9%

Fannie Mae
0.531% due 12/25/2036	381	337
0.621% due 08/25/2034	211	200
0.671% due 10/27/2037	5,900	5,019
0.821% due 05/25/2042	235	224
3.678% due 06/01/2043 - 09/01/2044	6,531	6,445
4.401% due 07/01/2035	439	443
4.521% due 11/01/2034	3,710	3,649
4.649% due 01/01/2035	543	546
4.665% due 05/25/2035	2,484	2,558
5.000% due 02/01/2036 - 02/01/2039	51,715	52,711
5.131% due 12/01/2036	3,661	3,661
5.250% due 10/01/2012	2,100	2,100
5.280% due 10/01/2035	1,679	1,740
5.500% due 03/01/2034 - 01/01/2039	148,101	151,935
5.500% due 06/01/2038 (e)	113,368	116,366
5.695% due 11/01/2024	16	16
5.950% due 02/25/2044	656	666
6.000% due 09/01/2019 - 12/01/2038	47,492	48,954
6.500% due 11/01/2036 - 10/01/2038	37,716	39,222

Freddie Mac
0.731% due 08/25/2031	130	116
1.345% due 07/15/2019 - 10/15/2020	14,055	13,638
1.425% due 02/15/2019	1,074	1,033

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.545% due 12/15/2030	$365	$359
3.678% due 10/25/2044	7,857	7,536
3.679% due 02/25/2045	2,383	2,147
4.000% due 03/15/2023 - 10/15/2023	349	349
4.376% due 01/01/2034	341	338
4.500% due 12/01/2021 - 06/01/2022	815	835
4.695% due 06/01/2035	6,727	6,782
5.000% due 12/14/2018 - 08/15/2020	9,296	9,497
5.440% due 12/01/2035	1,183	1,205
5.500% due 05/15/2016	3,952	4,017
5.500% due 11/01/2038 (f)	19,651	20,137
5.518% due 08/01/2036	599	603
6.000% due 01/01/2039	3,500	3,608

Ginnie Mae
6.000% due 12/15/2031 - 10/15/2038	3,050	3,156

Small Business Administration
4.504% due 02/01/2014	960	945
4.880% due 11/01/2024	2,879	2,916
5.170% due 01/01/2028	1,580	1,609
5.902% due 02/10/2018	990	1,011
6.020% due 08/01/2028	3,100	3,266

Total U.S. Government Agencies (Cost $513,670)		521,895

U.S. TREASURY OBLIGATIONS 105.9%

Treasury Inflation Protected Securities (c)
0.875% due 04/15/2010	59,011	55,480
1.625% due 01/15/2015	3,516	3,262
1.625% due 01/15/2018	19,591	18,601
1.750% due 01/15/2028	91,640	84,695
1.875% due 07/15/2013	33,774	31,808
1.875% due 07/15/2015 (e)	130,271	123,096
2.000% due 04/15/2012	21,082	20,565
2.000% due 01/15/2014	93,328	88,457
2.000% due 07/15/2014	99,569	94,194
2.000% due 01/15/2026	71,729	67,588
2.000% due 01/15/2016 (e)	46,920	44,948
2.375% due 04/15/2011	70,370	68,748
2.375% due 01/15/2017	42,528	42,205
2.375% due 01/15/2025	62,487	61,433
2.375% due 01/15/2027	40,492	40,691
2.500% due 07/15/2016	57,695	57,258
2.625% due 07/15/2017	63,650	65,246
3.000% due 07/15/2012	79,180	77,627
3.375% due 01/15/2012	11,798	11,674
3.375% due 04/15/2032	1,220	1,505
3.500% due 01/15/2011	59,359	58,279
3.625% due 04/15/2028	74,657	88,964
3.875% due 01/15/2009	16,931	16,806
3.875% due 04/15/2029	89,735	110,858
4.250% due 01/15/2010 (e)	19,214	18,877

Total U.S. Treasury Obligations (Cost $1,321,188)		1,352,865

MORTGAGE-BACKED SECURITIES 6.6%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	1,101	524

Banc of America Funding Corp.
4.622% due 02/20/2036	2,674	2,279
6.124% due 01/20/2047	1,189	641

Banc of America Large Loan, Inc.
1.705% due 08/15/2029	5,064	3,573

Banc of America Mortgage Securities, Inc.
5.432% due 02/25/2036	2,152	1,521
6.500% due 09/25/2033	138	132

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

BCAP LLC Trust
0.641% due 01/25/2037	$1,305	$536

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	1,229	1,032
4.125% due 03/25/2035	2,677	2,213
4.550% due 08/25/2035	984	810
4.853% due 01/25/2035	6,297	4,308
5.009% due 01/25/2035	1,780	1,229

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	4,474	2,088
5.880% due 03/25/2036	1,430	659

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	17	16

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	4,148	2,607

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	2	1

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	701	529
4.098% due 08/25/2035	157	133
4.248% due 08/25/2035	753	617
4.700% due 12/25/2035	3,537	2,571
4.900% due 12/25/2035	152	122

Countrywide Alternative Loan Trust
0.588% due 09/20/2046	196	191
0.651% due 05/25/2047	398	164
0.661% due 09/25/2046	14,444	5,656
0.688% due 02/20/2047	1,132	466
0.751% due 12/25/2035	86	39
3.256% due 12/25/2035	423	208
6.000% due 01/25/2037	728	393

Countrywide Home Loan Mortgage Pass-Through Trust
0.811% due 06/25/2035	554	377
3.779% due 11/19/2033	184	151
5.765% due 05/20/2036	415	208

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	540	529

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.571% due 10/25/2036	393	365

First Horizon Alternative Mortgage Securities
4.744% due 06/25/2034	715	397

First Horizon Asset Securities, Inc.
5.354% due 08/25/2035	847	602

GE Capital Commercial Mortgage Corp.
4.170% due 07/10/2037	162	156
4.229% due 12/10/2037	5,297	5,129

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	463	372
0.551% due 01/25/2047	3,887	3,577
0.691% due 06/25/2045	749	339
0.741% due 11/25/2045	452	209

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	189	140

GSR Mortgage Loan Trust
4.540% due 09/25/2035	2,060	1,522

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	197	92

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	162	150

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	527	480
0.571% due 01/25/2037	193	183
5.055% due 12/25/2034	467	321

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Corp.
3.890% due 01/12/2037	$459	$453
5.794% due 02/12/2051	1,300	949

JPMorgan Mortgage Trust
5.003% due 07/25/2035	1,163	750
5.024% due 02/25/2035	3,049	2,293

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	333	249

Lehman XS Trust
0.551% due 07/25/2046	237	234

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	700	449

Mellon Residential Funding Corp.
1.545% due 11/15/2031	851	652
1.635% due 12/15/2030	748	598

Merrill Lynch Floating Trust
1.265% due 06/15/2022	216	164

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	2,145	1,146

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	938	661
2.395% due 10/25/2035	555	414
3.819% due 10/25/2035	4,211	3,215

Morgan Stanley Capital I
1.255% due 10/15/2020	251	192

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	2,189	1,682

Opteum Mortgage Acceptance Corp.
0.731% due 07/25/2035	313	259

Residential Accredit Loans, Inc.
0.771% due 08/25/2035	295	144

Residential Asset Securitization Trust
6.500% due 08/25/2036	1,000	297

Securitized Asset Sales, Inc.
5.759% due 11/26/2023	9	8

Sequoia Mortgage Trust
0.931% due 10/19/2026	231	183

Structured Adjustable Rate Mortgage Loan Trust
0.711% due 06/25/2035	333	188
3.453% due 01/25/2035	279	121
5.365% due 02/25/2034	523	327
5.528% due 08/25/2035	426	220

Structured Asset Mortgage Investments, Inc.
0.541% due 08/25/2036	299	282
0.571% due 09/25/2047	1,452	1,340
0.661% due 06/25/2036	242	101
0.681% due 04/25/2036	962	393
0.831% due 07/19/2035	2,763	1,846
0.911% due 10/19/2034	180	95

Structured Asset Securities Corp.
0.521% due 05/25/2036	24	21
5.048% due 10/25/2035	353	256

TBW Mortgage-Backed Pass-Through Certificates
0.571% due 09/25/2036	31	29
0.581% due 01/25/2037	433	403

Thornburg Mortgage Securities Trust
0.581% due 03/25/2046	75	72
0.581% due 11/25/2046	3,212	2,668
0.591% due 09/25/2046	1,817	1,508

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	599	425

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

WaMu Mortgage Pass-Through Certificates
0.731% due 11/25/2045	$426	$210
0.761% due 08/25/2045	4	4
0.761% due 10/25/2045	2,623	1,438
2.986% due 01/25/2047	1,624	689
3.066% due 12/25/2046	212	90
3.256% due 02/25/2046	350	149
3.456% due 11/25/2042	62	51
3.756% due 11/25/2046	232	160
4.269% due 07/25/2046	1,483	1,241
6.062% due 10/25/2036	4,240	3,552

Wells Fargo Mortgage-Backed Securities Trust
3.741% due 09/25/2034	444	325
4.727% due 07/25/2034	385	345

Total Mortgage-Backed Securities (Cost $114,359)		84,098

ASSET-BACKED SECURITIES 9.4%

Access Group, Inc.
4.835% due 10/27/2025	15,200	13,978

ACE Securities Corp.
0.521% due 07/25/2036	79	77
0.521% due 12/25/2036	165	151

American Express Credit Account Master Trust
2.145% due 08/15/2012	10,300	9,829

Argent Securities, Inc.
0.521% due 10/25/2036	237	227

Asset-Backed Funding Certificates
0.531% due 11/25/2036	49	47
0.531% due 01/25/2037	1,834	1,587
0.821% due 06/25/2034	868	449

Asset-Backed Securities Corp. Home Equity
0.521% due 11/25/2036	21	20

BA Credit Card Trust
1.775% due 04/15/2013	6,300	5,729
2.395% due 12/16/2013	12,500	11,128

Bear Stearns Asset-Backed Securities Trust
0.521% due 11/25/2036	69	62
0.801% due 01/25/2036	43	39
0.921% due 03/25/2043	97	94
1.131% due 10/25/2032	46	27

Bravo Mortgage Asset Trust
0.601% due 07/25/2036	131	129

Carrington Mortgage Loan Trust
0.521% due 01/25/2037	413	382

Citigroup Mortgage Loan Trust, Inc.
0.551% due 01/25/2037	1,098	908

Countrywide Asset-Backed Certificates
0.501% due 01/25/2046	63	62
0.521% due 05/25/2037	603	562
0.521% due 05/25/2047	168	155
0.521% due 06/25/2047	1,481	1,359
0.531% due 09/25/2046	44	44
0.541% due 06/25/2037	3,583	3,330
0.581% due 10/25/2046	377	348

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	1,317	1,144

Equity One Asset-Backed Securities, Inc.
0.771% due 04/25/2034	96	31

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	985	892
0.521% due 12/25/2036	48	46

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	$3,829	$3,739
2.615% due 06/15/2012	18,200	16,525

Fremont Home Loan Trust
0.521% due 10/25/2036	61	55
0.531% due 01/25/2037	291	227
0.541% due 02/25/2037	185	180

GSAMP Trust
0.511% due 10/25/2046	81	77
0.541% due 10/25/2036	16	14
0.541% due 12/25/2036	629	455
0.761% due 03/25/2034	70	68

GSR Mortgage Loan Trust
0.571% due 11/25/2030	1	1

HFC Home Equity Loan Asset-Backed Certificates
0.578% due 03/20/2036	86	82

HSI Asset Securitization Corp. Trust
0.521% due 10/25/2036	127	110
0.521% due 12/25/2036	2,426	2,158

Indymac Residential Asset-Backed Trust
0.521% due 11/25/2036	53	52
0.531% due 04/25/2037	978	916

JPMorgan Mortgage Acquisition Corp.
0.511% due 08/25/2036	36	35
0.521% due 07/25/2036	144	132
0.521% due 08/25/2036	287	267
0.521% due 10/25/2036	1,403	1,250
0.571% due 07/25/2036	95	93
1.465% due 11/25/2036	65	60

Lehman XS Trust
0.541% due 05/25/2046	480	463
0.551% due 11/25/2046	580	537
0.561% due 05/25/2046	59	58

Long Beach Mortgage Loan Trust
0.511% due 11/25/2036	50	47
0.651% due 08/25/2035	37	35

MASTR Asset-Backed Securities Trust
0.511% due 08/25/2036	66	63
0.531% due 11/25/2036	862	806
0.611% due 02/25/2036	28	27

MBNA Credit Card Master Note Trust
1.295% due 12/15/2011	100	97

Merrill Lynch Mortgage Investors, Inc.
0.501% due 05/25/2037	13	13
0.501% due 06/25/2037	126	124
0.521% due 05/25/2037	301	290
0.541% due 08/25/2036	568	536
0.541% due 07/25/2037	225	213
0.551% due 09/25/2037	218	205
0.591% due 02/25/2037	1,621	1,389

Morgan Stanley ABS Capital I
0.511% due 07/25/2036	152	151
0.511% due 10/25/2036	225	212
0.521% due 09/25/2036	172	162
0.521% due 10/25/2036	107	101

Morgan Stanley IXIS Real Estate Capital Trust
0.521% due 11/25/2036	810	768

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	1,089	982

Nomura Asset Acceptance Corp.
0.611% due 01/25/2036	72	59

Option One Mortgage Loan Trust
0.511% due 02/25/2037	416	405

Park Place Securities, Inc.
0.731% due 09/25/2035	31	21

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Renaissance Home Equity Loan Trust
0.851% due 12/25/2032		$65	$39

Residential Asset Mortgage Products, Inc.
0.541% due 11/25/2036		8	8
0.551% due 10/25/2036		192	178

Residential Asset Securities Corp.
0.541% due 11/25/2036		488	468

Saxon Asset Securities Trust
0.531% due 10/25/2046		353	338

Securitized Asset-Backed Receivables LLC Trust
0.521% due 09/25/2036		64	61
0.531% due 12/25/2036		979	816

SLM Student Loan Trust
3.525% due 07/25/2017		256	249
3.575% due 04/25/2019		6,400	5,003
3.985% due 01/25/2017		1,500	1,325
5.035% due 04/25/2023		23,400	21,962

Soundview Home Equity Loan Trust
0.531% due 11/25/2036		191	175
0.571% due 10/25/2036		23	23
1.271% due 10/25/2037		467	416

Specialty Underwriting & Residential Finance
0.501% due 06/25/2037		7	7
0.516% due 11/25/2037		21	20

Structured Asset Investment Loan Trust
0.521% due 07/25/2036		47	43

Structured Asset Securities Corp.
0.521% due 10/25/2036		429	396
4.900% due 04/25/2035		1,101	542

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034		15	15

Washington Mutual Asset-Backed Certificates
0.521% due 01/25/2037		431	389

Wells Fargo Home Equity Trust
0.521% due 01/25/2037		343	330
0.721% due 12/25/2035		290	271

Total Asset-Backed Securities (Cost $131,207)			120,170

SOVEREIGN ISSUES 0.1%

Colombia Government International Bond
10.000% due 01/23/2012		350	393

Export-Import Bank of Korea
4.428% due 10/04/2011		1,600	1,605

Total Sovereign Issues (Cost $1,950)			1,998

FOREIGN CURRENCY-DENOMINATED ISSUES 4.0%

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	3,400	2,674

Green Valley Ltd.
8.993% due 01/10/2011		500	673

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	554,040	5,290
1.100% due 12/10/2016		959,740	9,204
1.200% due 06/10/2017		1,275,960	12,224
1.200% due 12/10/2017		1,350,320	12,920
1.400% due 06/10/2018		754,800	7,272

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014	EUR	1,750	219
5.316% due 04/05/2011		23	3

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	500	$316

Total Foreign Currency-Denominated Issues (Cost $48,168)			50,795

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

Bank of America Corp.
7.250% due 10/29/2049		1,000	652

Wachovia Corp.
7.500% due 10/29/2049		800	600

Total Convertible Preferred Stocks (Cost $1,800)			1,252

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.2%

CERTIFICATES OF DEPOSIT 2.7%

Nordea Bank Finland PLC
5.308% due 04/09/2009		$2,300	2,300

Sao Paolo IMI NY
2.826% due 06/09/2010		14,000	14,015

Unicredito Italiano NY
1.640% due 05/18/2009		18,400	18,400

			34,715

COMMERCIAL PAPER 0.1%

Morgan Stanley
3.800% due 01/22/2009		1,440	1,437

REPURCHASE AGREEMENTS 11.4%

Credit Suisse Securities (USA) LLC
0.150% due 01/05/2009		50,000	50,000
(Dated 12/31/2008. Collateralized by Fannie Mae 5.500% due 06/01/2038 valued at $51,285. Repurchase proceeds are $50,000.)

Deutsche Bank AG
0.200% due 01/23/2009		6,530	6,530
(Dated 12/11/2008. Collateralized by U.S. Treasury Inflation Protected Securities 4.250% due 01/15/2010 valued at $6,584. Repurchase proceeds are $6,530.)

Goldman Sachs & Co.
0.120% due 01/05/2009		63,900	63,900
(Dated 12/30/2008. Collateralized by Freddie Mac 5.000% due 08/01/2038 valued at $65,297. Repurchase proceeds are $63,900.)

JPMorgan Chase Bank N.A.
0.010% due 01/14/2009		3,084	3,084
(Dated 12/16/2008. Collateralized by U.S. Treasury Notes 3.625% due 12/31/2012 valued at $3,042. Repurchase proceeds are $3,084.)
0.020% due 01/02/2009		15,000	15,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 2.125% due 04/30/2010 valued at $15,154. Repurchase proceeds are $15,000.)
0.030% due 01/07/2009		7,074	7,074
(Dated 12/05/2008. Collateralized by U.S. Treasury Notes 4.250% due 11/15/2017 valued at $7,347. Repurchase proceeds are $7,074.)

			145,588

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.980% due 05/15/2009 (d)	$1,720	$1,709

U.S. TREASURY BILLS 5.9%
0.215% due 01/02/2009 - 06/11/2009 (b)(d)	75,245	75,070

Total Short-Term Instruments (Cost $258,677)		258,519

VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $124)	$356

Total Investments 213.3% (Cost $2,758,487)	$2,723,714

Written Options (i) (0.3%) (Premiums $1,496)	(4,200)

Other Assets and Liabilities (Net) (113.0%)	(1,442,609)

Net Assets 100.0%	$1,276,905

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $48,625 and cash of $2,000 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $142,455 at a weighted average interest rate of 1.918%. On December 31, 2008, securities valued at $288,687 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $479 and cash of $3,613 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	74	$482
90-Day Euribor June Futures	Long	06/2009	176	1,197
90-Day Euribor September Futures	Long	09/2009	74	528
90-Day Eurodollar December Futures	Long	12/2009	170	952
90-Day Eurodollar June Futures	Long	06/2009	671	3,937
90-Day Eurodollar June Futures	Long	06/2010	24	47
90-Day Eurodollar March Futures	Long	03/2010	185	648
90-Day Eurodollar September Futures	Long	09/2009	346	2,430
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	177	(2)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	100	192
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	248	2,023
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	56	394

				$12,828

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ace INA Holdings, Inc.	BOA	(0.500%	)	03/20/2018	1.000%	$1,500	$59	$0	$59
Alcoa, Inc.	BCLY	(1.200%	)	09/20/2013	6.624%	2,000	387	0	387
Alcoa, Inc.	GSC	(1.320%	)	09/20/2018	6.297%	1,000	278	0	278
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.783%	800	15	0	15
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	1.500%	4,400	141	0	141
Baxter International, Inc.	BOA	(0.310%	)	06/20/2018	0.519%	1,400	24	0	24
Bear Stearns Cos., Inc.	BNP	(0.810%	)	12/20/2017	1.113%	1,000	23	0	23
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%	1,600	43	0	43
Bear Stearns Cos., Inc.	DUB	(0.870%	)	03/20/2018	1.113%	1,000	19	0	19
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.726%	1,300	16	0	16
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.781%	1,000	14	0	14
Cigna Corp.	MSC	(1.210%	)	03/20/2018	2.601%	2,000	193	0	193
Constellation Energy Group, Inc.	JPM	(0.665%	)	06/20/2012	5.377%	4,400	605	0	605
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	4.968%	200	38	0	38
Exelon Corp.	CITI	(0.960%	)	06/20/2015	4.783%	1,000	183	0	183
Falconbridge Ltd.	BOA	(0.910%	)	06/20/2012	7.042%	1,000	169	0	169
FirstEnergy Corp.	RBS	(0.500%	)	12/20/2011	1.250%	1,000	21	0	21
Genworth Financial, Inc.	BCLY	(0.960%	)	06/20/2018	23.050%	900	485	0	485
Genworth Financial, Inc.	DUB	(0.980%	)	06/20/2018	23.050%	1,300	700	0	700
GMAC LLC	CITI	(5.000%	)	09/20/2012	8.183%	900	85	0	85
Goldman Sachs Group, Inc.	CITI	(1.130%	)	03/20/2018	2.580%	3,000	300	0	300
HCP, Inc.	GSC	(2.910%	)	03/20/2018	10.315%	3,000	885	0	885

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Real Return Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	8.340%	$900	$200	$0	$200
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	4.550%	1,000	125	0	125
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	5.035%	5,000	928	0	928
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.795%	2,000	(5)	0	(5)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.795%	2,000	23	0	23
Masco Corp.	BCLY	(0.870%	)	12/20/2012	4.800%	1,000	127	0	127
Masco Corp.	CITI	(1.910%	)	12/20/2016	4.240%	1,500	185	0	185
Masco Corp.	DUB	(0.840%	)	12/20/2012	4.800%	1,400	179	0	179
Merrill Lynch & Co., Inc.	CITI	(1.380%	)	06/20/2018	1.363%	800	(2)	0	(2)
Nordstrom, Inc.	BOA	(0.990%	)	03/20/2018	5.139%	700	158	0	158
Prologis	MSC	(1.320%	)	06/20/2018	11.553%	1,500	577	0	577
Rexam PLC	BCLY	(1.450%	)	06/20/2013	5.742%	1,200	179	0	179
Sempra Energy	DUB	(0.670%	)	06/20/2018	1.016%	1,000	27	0	27
Simon Property Group LP	RBS	(1.010%	)	12/20/2015	6.723%	800	208	0	208
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	1.870%	1,500	79	0	79
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	6.247%	1,000	260	0	260
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	4.178%	900	145	0	145
Travelers Cos., Inc.	GSC	(0.590%	)	06/20/2018	1.020%	1,500	52	0	52
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.494%	2,500	14	0	14
Wachovia Corp.	CITI	(2.325%	)	06/20/2017	1.230%	2,000	(160)	0	(160)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	1.522%	3,200	179	0	179
Yum! Brands, Inc.	BOA	(1.245%	)	03/20/2018	1.600%	2,000	51	0	51

							$8,212	$0	$8,212

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	0.986%	$500	$(5)	$0	$(5)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	10.510%	200	(37)	0	(37)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	10.510%	300	(56)	0	(56)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	10.510%	800	(150)	0	(150)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	4.551%	1,000	(24)	0	(24)
GMAC LLC	BCLY	3.050%	09/20/2012	8.183%	200	(31)	0	(31)
GMAC LLC	BOA	7.000%	09/20/2012	8.183%	600	(20)	0	(20)
GMAC LLC	GSC	3.400%	06/20/2011	8.475%	700	(75)	0	(75)
GMAC LLC	GSC	3.050%	09/20/2012	8.183%	1,000	(154)	0	(154)
GMAC LLC	MSC	6.850%	06/20/2012	8.224%	500	(18)	0	(18)
GMAC LLC	MSC	7.300%	09/20/2012	8.183%	5,100	(124)	0	(124)
Goldman Sachs Group, Inc.	BCLY	0.770%	09/20/2012	3.017%	600	(44)	0	(44)
Goldman Sachs Group, Inc.	CSFB	0.740%	09/20/2012	3.017%	500	(38)	0	(38)

						$(776)	$0	$(776)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 Index	BCLY	(2.750%	)	06/20/2012	$5,782	$976	$253	$723
CDX.HY-8 Index	BOA	(2.750%	)	06/20/2012	3,332	563	79	484
CDX.HY-8 Index	DUB	(2.750%	)	06/20/2012	5,880	993	261	732
CDX.HY-8 Index	JPM	(2.750%	)	06/20/2012	15,778	2,666	497	2,169
CDX.HY-8 Index	MLP	(2.750%	)	06/20/2012	191	32	8	24
CDX.IG-8 5-Year Index	BCLY	(0.350%	)	06/20/2012	2,147	130	30	100
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	19,325	982	158	824
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	3,514	178	15	163
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	4,685	239	22	217
CDX.IG-9 10-Year Index	JPM	(0.800%	)	12/20/2017	1,659	85	8	77
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	12,493	635	167	468
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	878	1	(25)	26
CDX.XO-8 Index	BOA	(1.400%	)	06/20/2012	600	113	24	89

						$7,593	$1,497	$6,096

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 Index 25-35%	MLP	6.510%	12/20/2012	$300	$(34)	$0	$(34)
CDX.HY-9 Index 25-35%	MLP	6.690%	12/20/2012	700	(74)	0	(74)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	2,800	(835)	(474)	(361)

					$(943)	$(474)	$(469)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	2,700	$26	$0	$26
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		2,500	114	0	114
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		2,500	121	(7)	128
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		3,700	196	4	192
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		5,100	176	(11)	187
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY		600	15	0	15
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		600	17	0	17
Pay	1-Month EUR-FRCPXTOB Index	1.983%	03/15/2012	BNP		1,900	60	4	56
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		2,100	50	0	50
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		700	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		300	8	0	8
Pay	1-Month EUR-FRCPXTOB Index	1.980%	04/30/2012	BCLY		900	22	0	22
Pay	1-Month EUR-FRCPXTOB Index	2.150%	01/19/2016	BNP		15,000	372	9	363
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		2,700	(44)	0	(44)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		2,500	(35)	0	(35)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	3,000	9	9	0
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		12,500	(342)	(222)	(120)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		21,600	(444)	(6)	(438)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(276)	(125)	(151)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		17,000	45	(68)	113
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		8,500	23	(24)	47
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	8	3	5
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	44	4	40
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS	AUD	104,100	3,120	3	3,117
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	CSFB		$37,200	965	251	714
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	DUB		49,700	1,289	261	1,028
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MLP		8,000	208	(32)	240
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		89,100	2,312	982	1,330
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		5,300	517	397	120
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		15,000	(1,785)	284	(2,069)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI		6,600	(785)	(586)	(199)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		22,900	(2,725)	390	(3,115)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		6,600	(786)	219	(1,005)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		12,300	(1,463)	235	(1,698)
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		5,400	(1,361)	374	(1,735)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		13,400	(3,671)	133	(3,804)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP		11,900	(3,260)	6	(3,266)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		7,300	(1,020)	(1,121)	101
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		2,600	(363)	(314)	(49)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		1,000	(338)	(5)	(333)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		5,500	(1,862)	33	(1,895)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		8,000	(181)	(683)	502

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Real Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		$5,300	$(120)	$(324)	$204
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	DUB		200	(4)	(12)	8
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(4)	(9)	5
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		25,500	(11,597)	(1,362)	(10,235)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		18,500	(8,414)	(765)	(7,649)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		20,400	(9,278)	484	(9,762)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	DUB		200	(91)	(16)	(75)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		7,800	(3,547)	(224)	(3,323)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		1,000	(454)	(64)	(390)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		3,300	(1,501)	(228)	(1,273)
Pay	6-Month AUD Bank Bill	7.000%	12/15/2009	BCLY	AUD	13,700	340	7	333
Pay	6-Month AUD Bank Bill	7.000%	12/15/2009	MSC		14,400	357	8	349
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	CITI		4,700	82	(3)	85
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB		18,700	326	(16)	342
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	JPM		3,100	54	(2)	56
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	RBC		1,900	33	(2)	35
Pay	6-Month AUD Bank Bill	5.250%	06/15/2011	DUB		46,200	960	(58)	1,018
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	DUB	EUR	13,200	282	(7)	289
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC		13,100	280	(7)	287
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY		2,100	101	(22)	123
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	GSC		8,500	409	(18)	427
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	6,300	63	(65)	128
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	MSC		34,800	1,224	(91)	1,315
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		4,900	268	83	185
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	CSFB		4,600	235	(137)	372
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS		6,700	343	(208)	551
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	DUB		4,800	464	40	424
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	JPM		5,000	484	(19)	503
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	MSC		5,800	622	(92)	714
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		10,500	1,288	95	1,193
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		17,300	2,123	(433)	2,556
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		5,700	(533)	111	(644)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	CSFB		1,800	(168)	38	(206)
Receive	6-Month GBP-LIBOR	4.250%	06/12/2036	HSBC		2,500	(547)	77	(624)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	BCLY		4,600	(1,453)	(30)	(1,423)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	HSBC		2,700	(853)	(214)	(639)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	BCLY		1,500	(671)	(152)	(519)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	GSC		1,200	(537)	(137)	(400)
Pay	28-Day MXN TIIE	8.720%	09/05/2016	BCLY	MXN	17,000	34	0	34
Pay	28-Day MXN TIIE	8.170%	11/04/2016	CITI		30,200	(10)	16	(26)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC		15,300	(5)	(3)	(2)
Pay	28-Day MXN TIIE	8.330%	02/14/2017	BCLY		11,100	4	0	4
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$9,200	(1,551)	(1,587)	36
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		4,400	(741)	170	(911)
Pay	GBP-UKRPI Index	3.103%	11/14/2016	UBS	GBP	5,000	560	0	560
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY		1,400	159	6	153
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		3,400	375	6	369
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		3,200	409	0	409
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		1,100	23	0	23
Pay	USD-CPI Urban Consumers Index	2.980%	03/06/2018	MSC		$5,700	849	0	849

							$(40,331)	$(4,769)	$(35,562)

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$1,800	$19	$60
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,100	12	37
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	900	10	30
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	4,300	46	143
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	2,100	22	86

							$109	$356

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Ginnie Mae 6.500% due 02/01/2039	$111.000	02/12/2009	$18,000	$2	$0
Put - OTC Fannie Mae 5.000% due 01/01/2039	65.031	02/05/2009	52,200	6	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	70.000	01/06/2009	28,800	3	0
Put - OTC Fannie Mae 6.000% due 01/01/2039	68.000	02/05/2009	25,000	3	0
Put - OTC Fannie Mae 6.500% due 01/01/2039	86.500	01/06/2009	4,000	0	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	65.000	01/05/2009	4,300	1	0

				$15	$0

(i)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$98.500	03/16/2009	90	$15	$14

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	$400	$10	$35
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	10,400	70	112
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	193	990
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	29
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	400	13	49
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	12,800	269	946
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,300	31	36
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	7,500	189	556
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	6,800	48	74
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,400	46	173
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	700	21	93
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	189	990
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	189	29

							$1,481	$4,186

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	406	$168,000	$4,745
Sales	4,297	46,890	4,384
Closing Buys	(2,480)	(146,590)	(5,778)
Expirations	(1,869)	0	(1,758)
Exercised	(264)	0	(97)

Balance at 12/31/2008	90	$68,300	$1,496

(j)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (1)
Fannie Mae	5.500%	02/01/2039	$49,700	$50,892	$50,795
Fannie Mae	6.000%	01/01/2023	1,200	1,228	1,244
Freddie Mac	4.500%	01/01/2023	1,200	1,210	1,227
Freddie Mac	6.000%	01/01/2039	3,500	3,583	3,610
Freddie Mac	6.000%	02/01/2038	3,500	3,597	3,595
Ginnie Mae	5.500%	01/01/2039	200	201	206
Ginnie Mae	6.500%	01/01/2039	18,000	18,554	18,717
Treasury Inflation Protected Securities	4.250%	01/15/2010	13,806	13,786	13,576

				$93,051	$92,970

(1)	Market value includes $13 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Real Return Portfolio  (Cont.)

(k)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	CITI	1,873	01/2009	$94	$0	$94
Sell		CITI	608	01/2009	0	(29)	(29)
Sell		HSBC	1,576	01/2009	0	(2)	(2)
Sell		MSC	559	01/2009	0	(9)	(9)
Sell		RBS	188	01/2009	1	0	1
Sell	BRL	BCLY	1,984	02/2009	0	(64)	(64)
Buy		UBS	9,925	02/2009	0	(300)	(300)
Sell	CHF	MSC	910	03/2009	0	(92)	(92)
Buy	CNY	BCLY	12,061	05/2009	0	(1)	(1)
Buy		DUB	13,392	07/2009	0	(150)	(150)
Buy		HSBC	13,907	07/2009	0	(127)	(127)
Buy		BCLY	17,872	09/2009	0	(80)	(80)
Buy		CITI	5,860	09/2009	0	(7)	(7)
Buy		HSBC	18,841	09/2009	0	(81)	(81)
Sell	EUR	RBS	8,065	01/2009	0	(1,020)	(1,020)
Sell	GBP	BCLY	2,096	01/2009	97	0	97
Sell		CITI	1,712	01/2009	77	0	77
Buy		RBS	463	01/2009	0	(27)	(27)
Sell		UBS	1,518	01/2009	69	0	69
Sell	JPY	BCLY	787,051	01/2009	0	(422)	(422)
Sell		BNP	10,000	01/2009	0	(6)	(6)
Sell		CITI	778,874	01/2009	0	(395)	(395)
Buy		HSBC	147,414	01/2009	49	0	49
Sell		HSBC	11,788	01/2009	0	(3)	(3)
Sell		RBS	36,346	01/2009	0	(11)	(11)
Sell		UBS	1,443,001	01/2009	0	(778)	(778)
Buy	MXN	CITI	4,052	05/2009	0	(89)	(89)
Sell	MYR	DUB	3,075	02/2009	0	(6)	(6)
Buy		JPM	2,934	02/2009	0	(71)	(71)
Buy	PHP	BCLY	1,200	02/2009	0	(2)	(2)
Buy		DUB	600	02/2009	0	(1)	(1)
Sell		DUB	5,091	02/2009	0	(1)	(1)
Buy		HSBC	1,390	02/2009	0	(2)	(2)
Buy		JPM	2,510	02/2009	0	(3)	(3)
Buy		MSC	1,700	02/2009	0	(2)	(2)
Buy		RBS	500	02/2009	0	(1)	(1)
Buy	PLN	HSBC	11,607	05/2009	0	(1,269)	(1,269)
Sell		UBS	11,279	05/2009	0	(80)	(80)
Buy	RUB	BCLY	823	05/2009	0	(1)	(1)
Sell		BCLY	23,829	05/2009	18	0	18
Buy		HSBC	20,751	05/2009	0	(248)	(248)
Buy		JPM	2,255	05/2009	0	(18)	(18)
Buy	SGD	CITI	2,612	04/2009	21	0	21
Buy		DUB	1,653	04/2009	25	0	25
Buy		HSBC	644	04/2009	6	0	6
Buy		RBS	1,094	04/2009	14	0	14
Buy		UBS	814	04/2009	14	0	14
Buy		HSBC	983	07/2009	1	0	1

					$486	$(5,398)	$(4,912)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$600	$2,723,114	$0	$2,723,714
Short Sales, at value	0	(92,970)	0	(92,970)
Other Financial Instruments ++	12,828	(35,094)	3,483	(18,783)

Total	$13,428	$2,595,050	$3,483	$2,611,961

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$12,217	$(3,197)	$34	$346	$(2,119)	$(7,281)	$0
Other Financial Instruments ++	(342)	0	0	0	3,793	32	3,483

Total	$11,875	$(3,197)	$34	$346	$1,674	$(7,249)	$3,483

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	19

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(o), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

20	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

22	PIMCO Variable Insurance Trust

December 31, 2008

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(q) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the

24	PIMCO Variable Insurance Trust

December 31, 2008

underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(s) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the

“Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by

26	PIMCO Variable Insurance Trust

December 31, 2008

the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$4,506	$0

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$25,165,904	$24,833,634	$514,653	$244,235

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,770	$47,376	836	$10,073
Administrative Class	65,795	833,470	29,595	357,076
Advisor Class	3,127	39,984	1,118	13,552
Issued as reinvestment of distributions
Institutional Class	186	2,257	195	2,359
Administrative Class	3,757	46,068	4,012	48,596
Advisor Class	79	969	34	413
Cost of shares redeemed
Institutional Class	(1,363)	(16,587)	(1,432)	(17,391)
Administrative Class	(50,219)	(612,120)	(34,142)	(411,698)
Advisor Class	(2,347)	(28,788)	(305)	(3,742)
Net increase (decrease) resulting from Portfolio share transactions	22,785	$312,629	(89)	$(762)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	7	73
Advisor Class	4	89

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s

parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$69,370	$2,515	$(158,956)	$(4,998)	$0	$(87,335)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,869,321	$54,283	$(199,890)	$(145,607)

(4)	Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

28	PIMCO Variable Insurance Trust

December 31, 2008

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$50,718	$0	$0
12/31/2007	52,582	11	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	33

Management of the Trust (Cont.)	(Unaudited)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

36	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Privacy Policy	32
Management of the Trust	33
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Treasury Obligations	49.7%
U.S. Government Agencies	19.2%
Corporate Bonds & Notes	11.7%
Short-Term Instruments	9.5%
Asset-Backed Securities	4.4%
Other	5.5%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Real Return Portfolio Institutional Class	-6.89%	3.02%	6.84%
Barclays Capital U.S. TIPS Index±	-2.35%	4.07%	6.98%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$891.03	$1,022.12
Expenses Paid During Periodà	$2.85	$3.05

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Positioning for a steeper U.S. nominal yield curve benefited performance as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	Exposure to U.S. corporate bonds in the finance sector detracted from performance as spreads over U.S. Treasuries increased.

»	Holdings of U.S. agency mortgage-backed securities detracted from performance as mortgage spreads widened.

»	Modest allocations to Japanese inflation-linked bonds (“ILBs”) versus nominal bonds detracted from performance as ILBs underperformed their nominal counterparts.

»	Holdings of non-agency mortgage-backed securities and asset-backed securities detracted from performance as their prices were marked down during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$12.57	$11.93	$12.69	$12.92	$12.36
Net investment income (a)	0.46	0.58	0.54	0.37	0.15
Net realized/unrealized gain (loss) on investments	(1.29)	0.67	(0.42)	(0.08)	0.96
Total income (loss) from investment operations	(0.83)	1.25	0.12	0.29	1.11
Dividends from net investment income	(0.46)	(0.58)	(0.55)	(0.38)	(0.14)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.33)	(0.14)	(0.41)
Total distributions	(0.48)	(0.61)	(0.88)	(0.52)	(0.55)
Net asset value end of year	$11.26	$12.57	$11.93	$12.69	$12.92
Total return	(6.89)%	10.80%	0.86%	2.24%	9.08%
Net assets end of year (000s)	$67,953	$43,300	$45,852	$44,659	$36,691
Ratio of expenses to average net assets	0.57%	0.50%	0.50%	0.51%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.75%	4.84%	4.38%	2.88%	1.14%
Portfolio turnover rate	1,014%	901%	963%	1,102%	1,064%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$2,578,126
Repurchase agreements, at value	145,588
Cash	3,300
Deposits with counterparty	5,613
Foreign currency, at value	7,993
Receivable for investments sold	241,067
Receivable for investments sold on a delayed-delivery basis	26,659
Receivable for Portfolio shares sold	1,385
Interest and dividends receivable	12,989
Variation margin receivable	52
Swap premiums paid	6,584
Unrealized appreciation on foreign currency contracts	486
Unrealized appreciation on swap agreements	36,970
Other assets	7,544
3,074,356

Liabilities:
Payable for reverse repurchase agreements	$270,195
Payable for investments purchased	218,436
Payable for investments purchased on a delayed-delivery basis	1,063,904
Payable for Portfolio shares redeemed	13,540
Payable for short sales	92,970
Written options outstanding	4,200
Dividends payable	94
Accrued investment advisory fee	279
Accrued administrative fee	279
Accrued distribution fee	5
Accrued servicing fee	142
Variation margin payable	293
Swap premiums received	10,330
Unrealized depreciation on foreign currency contracts	5,398
Unrealized depreciation on swap agreements	59,469
Other liabilities	57,917
1,797,451

Net Assets	$1,276,905

Net Assets Consist of:
Paid in capital	$1,456,309
Undistributed net investment income	187
Accumulated undistributed net realized (loss)	(134,241)
Net unrealized (depreciation)	(45,350)
$1,276,905

Net Assets:
Institutional Class	$67,953
Administrative Class	1,187,217
Advisor Class	21,735

Shares Issued and Outstanding:
Institutional Class	6,037
Administrative Class	105,465
Advisor Class	1,931

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.26
Administrative Class	11.26
Advisor Class	11.26

Cost of Investments Owned	$2,612,899
Cost of Repurchase Agreements Owned	$145,588
Cost of Foreign Currency Held	$8,056
Proceeds Received on Short Sales	$93,051
Premiums Received on Written Options	$1,496

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$59,698
Dividends	112
Miscellaneous income	18
Total Income	59,828

Expenses:
Investment advisory fees	3,453
Administrative fees	3,460
Servicing fees – Administrative Class	1,942
Distribution and/or servicing fees – Advisor Class	69
Trustees’ fees	14
Interest expense	785
Total Expenses	9,723

Net Investment Income	50,105

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(104,679)
Net realized (loss) on futures contracts, written options and swaps	(6,527)
Net realized gain on foreign currency transactions	721
Net change in unrealized (depreciation) on investments	(38,282)
Net change in unrealized appreciation on futures contracts, written options and swaps	(16,684)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9,215)
Net (Loss)	(174,666)

Net (Decrease) in Net Assets Resulting from Operations	$(124,561)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$50,105	$50,090
Net realized gain (loss)	(110,485)	17,083
Net change in unrealized appreciation (depreciation)	(64,181)	43,534
Net increase (decrease) resulting from operations	(124,561)	110,707

Distributions to Shareholders:
From net investment income
Institutional Class	(2,152)	(2,260)
Administrative Class	(45,631)	(47,339)
Advisor Class	(935)	(382)
From net realized capital gains
Institutional Class	(105)	(99)
Administrative Class	(1,861)	(2,482)
Advisor Class	(34)	(30)

Total Distributions	(50,718)	(52,592)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	47,376	10,073
Administrative Class	833,470	357,076
Advisor Class	39,984	13,552
Issued as reinvestment of distributions
Institutional Class	2,257	2,359
Administrative Class	46,068	48,596
Advisor Class	969	413
Cost of shares redeemed
Institutional Class	(16,587)	(17,391)
Administrative Class	(612,120)	(411,698)
Advisor Class	(28,788)	(3,742)
Net increase (decrease) resulting from Portfolio share transactions	312,629	(762)

Total Increase in Net Assets	137,350	57,353

Net Assets:
Beginning of year	1,139,555	1,082,202
End of year*	$1,276,905	$1,139,555

*Including undistributed net investment income of:	$187	$4,541

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Georgia-Pacific Corp.
2.082% due 12/20/2012	$58	$48
3.459% due 12/20/2012	28	23
3.689% due 12/20/2012	810	665

Total Bank Loan Obligations (Cost $896)		736

CORPORATE BONDS & NOTES 25.1%

BANKING & FINANCE 19.1%

Ace INA Holdings, Inc.
5.800% due 03/15/2018	1,500	1,352

Allstate Life Global Funding II
2.822% due 05/21/2010	9,600	8,581

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	4,100	4,040

American Express Bank FSB
5.500% due 04/16/2013	1,400	1,327
6.000% due 09/13/2017	2,400	2,251

American Express Centurion Bank
6.000% due 09/13/2017	2,300	2,158

American Express Co.
7.000% due 03/19/2018	2,310	2,340
8.150% due 03/19/2038	660	759

American International Group, Inc.
5.850% due 01/16/2018	1,300	873
8.175% due 05/15/2058	4,900	1,909
8.250% due 08/15/2018	1,600	1,173

ANZ National International Ltd.
6.200% due 07/19/2013	3,200	3,099

Atlantic & Western Re Ltd.
10.132% due 01/09/2009	900	897

Bank of America Corp.
2.299% due 02/17/2009	5,400	5,399
2.826% due 11/06/2009	900	882
8.000% due 12/29/2049	1,500	1,081

Bank of Ireland
1.898% due 12/18/2009	1,000	994

Barclays Bank PLC
5.450% due 09/12/2012	6,400	6,487
6.050% due 12/04/2017	2,300	2,032
7.434% due 09/29/2049	700	354

Bear Stearns Cos. LLC
2.262% due 08/21/2009	5,725	5,631
6.400% due 10/02/2017	2,600	2,706
6.950% due 08/10/2012	3,300	3,430
7.250% due 02/01/2018	2,900	3,183

C10 Capital SPV Ltd.
6.722% due 12/31/2049	500	238

Calabash Re Ltd.
12.896% due 01/08/2010	250	247

Caterpillar Financial Services Corp.
2.216% due 06/24/2011	13,200	11,809

Charter One Bank N.A.
3.585% due 04/24/2009	8,400	8,280

CIT Group, Inc.
3.615% due 01/30/2009	4,600	4,594

Citigroup Capital XXI
8.300% due 12/21/2057	1,200	928

Citigroup Funding, Inc.
0.474% due 04/23/2009	5,700	5,634
3.556% due 05/07/2010	13,900	13,183

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup, Inc.
1.496% due 12/28/2009	$3,900	$3,680
3.505% due 01/30/2009	1,000	1,000
8.400% due 04/29/2049	4,600	3,043

Commonwealth Bank of Australia
1.916% due 06/08/2009	400	398

Countrywide Financial Corp.
1.686% due 03/24/2009	10,000	9,919

Credit Agricole S.A.
2.181% due 05/28/2009	1,900	1,895

Credit Suisse USA, Inc.
2.298% due 11/20/2009	800	771

DnB NOR Bank ASA
4.889% due 10/13/2009	1,100	1,100

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,200	877
7.800% due 06/01/2012	100	70

Foundation Re II Ltd.
8.899% due 11/26/2010	800	775

General Electric Capital Corp.
5.875% due 01/14/2038	2,000	1,964

Genworth Financial, Inc.
6.515% due 05/22/2018	2,200	764

GMAC LLC
6.750% due 12/01/2014	1,600	1,095

Goldman Sachs Group, Inc.
1.766% due 06/28/2010	7,500	6,867
6.150% due 04/01/2018	1,900	1,829
6.750% due 10/01/2037	6,300	5,129

HCP, Inc.
6.700% due 01/30/2018	3,000	1,441

HSBC Finance Corp.
4.479% due 10/21/2009	1,900	1,783

International Lease Finance Corp.
6.625% due 11/15/2013	900	607

JPMorgan Chase & Co.
0.521% due 06/26/2009	700	694
1.516% due 06/26/2009	5,500	5,464

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	1,900	190
7.000% due 09/27/2027 (a)	100	10

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	647

Longpoint Re Ltd.
7.246% due 05/08/2010	1,100	1,074

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	4,000	3,568

Merna Reinsurance Ltd.
2.109% due 07/07/2010	4,200	3,781

Merrill Lynch & Co., Inc.
6.400% due 08/28/2017	2,400	2,408
6.875% due 04/25/2018	8,800	9,221

Metropolitan Life Global Funding I
5.194% due 04/13/2009	6,000	5,939

Morgan Stanley
4.570% due 01/09/2012	300	237
4.620% due 01/09/2014	1,300	901
4.752% due 01/18/2011	3,000	2,556
5.750% due 10/18/2016	1,600	1,346
6.000% due 04/28/2015	1,700	1,469
6.625% due 04/01/2018	3,000	2,636

National Australia Bank Ltd.
5.350% due 06/12/2013	2,600	2,508

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

New York Life Global Funding
4.650% due 05/09/2013	$2,900	$2,805

Pricoa Global Funding I
1.596% due 06/26/2012	15,100	10,976

ProLogis
6.625% due 05/15/2018	1,500	718

Prudential Financial, Inc.
6.890% due 06/10/2013	2,000	1,411

Rabobank Nederland NV
4.772% due 01/15/2009	800	801

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	1,720

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009	2,700	2,667

Simon Property Group LP
5.750% due 12/01/2015	800	523

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	2,400	1,773

Travelers Cos., Inc.
5.800% due 05/15/2018	1,500	1,448

UBS AG
3.779% due 05/05/2010	7,700	7,689
5.750% due 04/25/2018	5,400	4,910
5.875% due 12/20/2017	1,000	920

Vita Capital III Ltd.
5.002% due 01/01/2012	700	630

Vita Capital Ltd.
4.782% due 01/01/2010	300	289

Wachovia Bank N.A.
2.153% due 02/23/2009	2,700	2,691
2.287% due 12/02/2010	2,400	2,232

Wachovia Mortgage FSB
2.342% due 03/02/2009	300	298
2.428% due 05/08/2009	300	296

Wells Fargo & Co.
4.375% due 01/31/2013	1,600	1,568

		243,872

INDUSTRIALS 4.7%

Alcoa, Inc.
6.000% due 07/15/2013	2,000	1,810
6.750% due 07/15/2018	4,000	3,278

Amgen, Inc.
6.150% due 06/01/2018	1,000	1,063

AutoZone, Inc.
5.875% due 10/15/2012	4,400	3,907

Baxter International, Inc.
5.375% due 06/01/2018	1,400	1,466

C8 Capital SPV Ltd.
6.640% due 12/29/2049	500	254

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	1,300	1,222

Cardinal Health, Inc.
6.000% due 06/15/2017	1,000	913

Cigna Corp.
6.350% due 03/15/2018	2,000	1,788

EchoStar DBS Corp.
7.000% due 10/01/2013	5,000	4,362

Falconbridge Ltd.
7.350% due 06/05/2012	1,000	788

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Gaz Capital S.A.
7.343% due 04/11/2013	$500	$407
8.146% due 04/11/2018	700	497

Kraft Foods, Inc.
6.000% due 02/11/2013	1,000	1,017
6.125% due 02/01/2018	1,000	982

Marriott International, Inc.
6.375% due 06/15/2017	5,000	3,492

Masco Corp.
6.125% due 10/03/2016	1,500	1,031

Nordstrom, Inc.
6.250% due 01/15/2018	700	492

Oracle Corp.
5.750% due 04/15/2018	2,500	2,620

Philip Morris International, Inc.
5.650% due 05/16/2018	9,500	9,435

President and Fellows of Harvard College
6.000% due 01/15/2019	1,200	1,302

Rexam PLC
6.750% due 06/01/2013	1,200	1,063

Rockies Express Pipeline LLC
5.100% due 08/20/2009	5,200	5,203

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,500	1,317

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	551

Suncor Energy, Inc.
6.100% due 06/01/2018	600	518

UST, Inc.
6.625% due 07/15/2012	2,500	2,351

Wal-Mart Stores, Inc.
5.800% due 02/15/2018	1,500	1,663

Waste Management, Inc.
6.100% due 03/15/2018	3,200	2,772

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	1,729

		59,293

UTILITIES 1.3%

American Electric Power Co., Inc.
5.250% due 06/01/2015	800	739

AT&T, Inc.
2.959% due 02/05/2010	2,800	2,705

Constellation Energy Group, Inc.
4.550% due 06/15/2015	200	152
7.000% due 04/01/2012	4,100	3,738

Embarq Corp.
7.082% due 06/01/2016	300	231

Enel Finance International S.A.
5.700% due 01/15/2013	4,500	4,147

Exelon Corp.
4.900% due 06/15/2015	1,000	821

FirstEnergy Corp.
6.450% due 11/15/2011	1,000	946

NiSource Finance Corp.
2.723% due 11/23/2009	800	721

Public Service Electric & Gas Co.
5.300% due 05/01/2018	1,100	1,071

Sempra Energy
6.150% due 06/15/2018	1,000	911

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Telecom Italia Capital S.A.
6.999% due 06/04/2018	$900	$731

		16,913

Total Corporate Bonds & Notes (Cost $353,542)		320,078

MUNICIPAL BONDS & NOTES 0.9%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	432

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	334

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	800	749

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
8.156% due 12/15/2013	190	138

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	513

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	485	399

Texas State General Obligation Bonds, Series 2007
5.000% due 04/01/2037	3,400	3,256

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	4,900	4,509

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,085	622

Total Municipal Bonds & Notes (Cost $12,906)		10,952

U.S. GOVERNMENT AGENCIES 40.9%

Fannie Mae
0.531% due 12/25/2036	381	337
0.621% due 08/25/2034	211	200
0.671% due 10/27/2037	5,900	5,019
0.821% due 05/25/2042	235	224
3.678% due 06/01/2043 - 09/01/2044	6,531	6,445
4.401% due 07/01/2035	439	443
4.521% due 11/01/2034	3,710	3,649
4.649% due 01/01/2035	543	546
4.665% due 05/25/2035	2,484	2,558
5.000% due 02/01/2036 - 02/01/2039	51,715	52,711
5.131% due 12/01/2036	3,661	3,661
5.250% due 10/01/2012	2,100	2,100
5.280% due 10/01/2035	1,679	1,740
5.500% due 03/01/2034 - 01/01/2039	148,101	151,935
5.500% due 06/01/2038 (e)	113,368	116,366
5.695% due 11/01/2024	16	16
5.950% due 02/25/2044	656	666
6.000% due 09/01/2019 - 12/01/2038	47,492	48,954
6.500% due 11/01/2036 - 10/01/2038	37,716	39,222

Freddie Mac
0.731% due 08/25/2031	130	116
1.345% due 07/15/2019 - 10/15/2020	14,055	13,638
1.425% due 02/15/2019	1,074	1,033

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.545% due 12/15/2030	$365	$359
3.678% due 10/25/2044	7,857	7,536
3.679% due 02/25/2045	2,383	2,147
4.000% due 03/15/2023 - 10/15/2023	349	349
4.376% due 01/01/2034	341	338
4.500% due 12/01/2021 - 06/01/2022	815	835
4.695% due 06/01/2035	6,727	6,782
5.000% due 12/14/2018 - 08/15/2020	9,296	9,497
5.440% due 12/01/2035	1,183	1,205
5.500% due 05/15/2016	3,952	4,017
5.500% due 11/01/2038 (f)	19,651	20,137
5.518% due 08/01/2036	599	603
6.000% due 01/01/2039	3,500	3,608

Ginnie Mae
6.000% due 12/15/2031 - 10/15/2038	3,050	3,156

Small Business Administration
4.504% due 02/01/2014	960	945
4.880% due 11/01/2024	2,879	2,916
5.170% due 01/01/2028	1,580	1,609
5.902% due 02/10/2018	990	1,011
6.020% due 08/01/2028	3,100	3,266

Total U.S. Government Agencies (Cost $513,670)		521,895

U.S. TREASURY OBLIGATIONS 105.9%

Treasury Inflation Protected Securities (c)
0.875% due 04/15/2010	59,011	55,480
1.625% due 01/15/2015	3,516	3,262
1.625% due 01/15/2018	19,591	18,601
1.750% due 01/15/2028	91,640	84,695
1.875% due 07/15/2013	33,774	31,808
1.875% due 07/15/2015 (e)	130,271	123,096
2.000% due 04/15/2012	21,082	20,565
2.000% due 01/15/2014	93,328	88,457
2.000% due 07/15/2014	99,569	94,194
2.000% due 01/15/2026	71,729	67,588
2.000% due 01/15/2016 (e)	46,920	44,948
2.375% due 04/15/2011	70,370	68,748
2.375% due 01/15/2017	42,528	42,205
2.375% due 01/15/2025	62,487	61,433
2.375% due 01/15/2027	40,492	40,691
2.500% due 07/15/2016	57,695	57,258
2.625% due 07/15/2017	63,650	65,246
3.000% due 07/15/2012	79,180	77,627
3.375% due 01/15/2012	11,798	11,674
3.375% due 04/15/2032	1,220	1,505
3.500% due 01/15/2011	59,359	58,279
3.625% due 04/15/2028	74,657	88,964
3.875% due 01/15/2009	16,931	16,806
3.875% due 04/15/2029	89,735	110,858
4.250% due 01/15/2010 (e)	19,214	18,877

Total U.S. Treasury Obligations (Cost $1,321,188)		1,352,865

MORTGAGE-BACKED SECURITIES 6.6%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	1,101	524

Banc of America Funding Corp.
4.622% due 02/20/2036	2,674	2,279
6.124% due 01/20/2047	1,189	641

Banc of America Large Loan, Inc.
1.705% due 08/15/2029	5,064	3,573

Banc of America Mortgage Securities, Inc.
5.432% due 02/25/2036	2,152	1,521
6.500% due 09/25/2033	138	132

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

BCAP LLC Trust
0.641% due 01/25/2037	$1,305	$536

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	1,229	1,032
4.125% due 03/25/2035	2,677	2,213
4.550% due 08/25/2035	984	810
4.853% due 01/25/2035	6,297	4,308
5.009% due 01/25/2035	1,780	1,229

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	4,474	2,088
5.880% due 03/25/2036	1,430	659

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	17	16

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	4,148	2,607

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	2	1

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	701	529
4.098% due 08/25/2035	157	133
4.248% due 08/25/2035	753	617
4.700% due 12/25/2035	3,537	2,571
4.900% due 12/25/2035	152	122

Countrywide Alternative Loan Trust
0.588% due 09/20/2046	196	191
0.651% due 05/25/2047	398	164
0.661% due 09/25/2046	14,444	5,656
0.688% due 02/20/2047	1,132	466
0.751% due 12/25/2035	86	39
3.256% due 12/25/2035	423	208
6.000% due 01/25/2037	728	393

Countrywide Home Loan Mortgage Pass-Through Trust
0.811% due 06/25/2035	554	377
3.779% due 11/19/2033	184	151
5.765% due 05/20/2036	415	208

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	540	529

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.571% due 10/25/2036	393	365

First Horizon Alternative Mortgage Securities
4.744% due 06/25/2034	715	397

First Horizon Asset Securities, Inc.
5.354% due 08/25/2035	847	602

GE Capital Commercial Mortgage Corp.
4.170% due 07/10/2037	162	156
4.229% due 12/10/2037	5,297	5,129

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	463	372
0.551% due 01/25/2047	3,887	3,577
0.691% due 06/25/2045	749	339
0.741% due 11/25/2045	452	209

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	189	140

GSR Mortgage Loan Trust
4.540% due 09/25/2035	2,060	1,522

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	197	92

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	162	150

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	527	480
0.571% due 01/25/2037	193	183
5.055% due 12/25/2034	467	321

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Corp.
3.890% due 01/12/2037	$459	$453
5.794% due 02/12/2051	1,300	949

JPMorgan Mortgage Trust
5.003% due 07/25/2035	1,163	750
5.024% due 02/25/2035	3,049	2,293

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	333	249

Lehman XS Trust
0.551% due 07/25/2046	237	234

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	700	449

Mellon Residential Funding Corp.
1.545% due 11/15/2031	851	652
1.635% due 12/15/2030	748	598

Merrill Lynch Floating Trust
1.265% due 06/15/2022	216	164

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	2,145	1,146

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	938	661
2.395% due 10/25/2035	555	414
3.819% due 10/25/2035	4,211	3,215

Morgan Stanley Capital I
1.255% due 10/15/2020	251	192

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	2,189	1,682

Opteum Mortgage Acceptance Corp.
0.731% due 07/25/2035	313	259

Residential Accredit Loans, Inc.
0.771% due 08/25/2035	295	144

Residential Asset Securitization Trust
6.500% due 08/25/2036	1,000	297

Securitized Asset Sales, Inc.
5.759% due 11/26/2023	9	8

Sequoia Mortgage Trust
0.931% due 10/19/2026	231	183

Structured Adjustable Rate Mortgage Loan Trust
0.711% due 06/25/2035	333	188
3.453% due 01/25/2035	279	121
5.365% due 02/25/2034	523	327
5.528% due 08/25/2035	426	220

Structured Asset Mortgage Investments, Inc.
0.541% due 08/25/2036	299	282
0.571% due 09/25/2047	1,452	1,340
0.661% due 06/25/2036	242	101
0.681% due 04/25/2036	962	393
0.831% due 07/19/2035	2,763	1,846
0.911% due 10/19/2034	180	95

Structured Asset Securities Corp.
0.521% due 05/25/2036	24	21
5.048% due 10/25/2035	353	256

TBW Mortgage-Backed Pass-Through Certificates
0.571% due 09/25/2036	31	29
0.581% due 01/25/2037	433	403

Thornburg Mortgage Securities Trust
0.581% due 03/25/2046	75	72
0.581% due 11/25/2046	3,212	2,668
0.591% due 09/25/2046	1,817	1,508

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	599	425

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

WaMu Mortgage Pass-Through Certificates
0.731% due 11/25/2045	$426	$210
0.761% due 08/25/2045	4	4
0.761% due 10/25/2045	2,623	1,438
2.986% due 01/25/2047	1,624	689
3.066% due 12/25/2046	212	90
3.256% due 02/25/2046	350	149
3.456% due 11/25/2042	62	51
3.756% due 11/25/2046	232	160
4.269% due 07/25/2046	1,483	1,241
6.062% due 10/25/2036	4,240	3,552

Wells Fargo Mortgage-Backed Securities Trust
3.741% due 09/25/2034	444	325
4.727% due 07/25/2034	385	345

Total Mortgage-Backed Securities (Cost $114,359)		84,098

ASSET-BACKED SECURITIES 9.4%

Access Group, Inc.
4.835% due 10/27/2025	15,200	13,978

ACE Securities Corp.
0.521% due 07/25/2036	79	77
0.521% due 12/25/2036	165	151

American Express Credit Account Master Trust
2.145% due 08/15/2012	10,300	9,829

Argent Securities, Inc.
0.521% due 10/25/2036	237	227

Asset-Backed Funding Certificates
0.531% due 11/25/2036	49	47
0.531% due 01/25/2037	1,834	1,587
0.821% due 06/25/2034	868	449

Asset-Backed Securities Corp. Home Equity
0.521% due 11/25/2036	21	20

BA Credit Card Trust
1.775% due 04/15/2013	6,300	5,729
2.395% due 12/16/2013	12,500	11,128

Bear Stearns Asset-Backed Securities Trust
0.521% due 11/25/2036	69	62
0.801% due 01/25/2036	43	39
0.921% due 03/25/2043	97	94
1.131% due 10/25/2032	46	27

Bravo Mortgage Asset Trust
0.601% due 07/25/2036	131	129

Carrington Mortgage Loan Trust
0.521% due 01/25/2037	413	382

Citigroup Mortgage Loan Trust, Inc.
0.551% due 01/25/2037	1,098	908

Countrywide Asset-Backed Certificates
0.501% due 01/25/2046	63	62
0.521% due 05/25/2037	603	562
0.521% due 05/25/2047	168	155
0.521% due 06/25/2047	1,481	1,359
0.531% due 09/25/2046	44	44
0.541% due 06/25/2037	3,583	3,330
0.581% due 10/25/2046	377	348

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	1,317	1,144

Equity One Asset-Backed Securities, Inc.
0.771% due 04/25/2034	96	31

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	985	892
0.521% due 12/25/2036	48	46

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	$3,829	$3,739
2.615% due 06/15/2012	18,200	16,525

Fremont Home Loan Trust
0.521% due 10/25/2036	61	55
0.531% due 01/25/2037	291	227
0.541% due 02/25/2037	185	180

GSAMP Trust
0.511% due 10/25/2046	81	77
0.541% due 10/25/2036	16	14
0.541% due 12/25/2036	629	455
0.761% due 03/25/2034	70	68

GSR Mortgage Loan Trust
0.571% due 11/25/2030	1	1

HFC Home Equity Loan Asset-Backed Certificates
0.578% due 03/20/2036	86	82

HSI Asset Securitization Corp. Trust
0.521% due 10/25/2036	127	110
0.521% due 12/25/2036	2,426	2,158

Indymac Residential Asset-Backed Trust
0.521% due 11/25/2036	53	52
0.531% due 04/25/2037	978	916

JPMorgan Mortgage Acquisition Corp.
0.511% due 08/25/2036	36	35
0.521% due 07/25/2036	144	132
0.521% due 08/25/2036	287	267
0.521% due 10/25/2036	1,403	1,250
0.571% due 07/25/2036	95	93
1.465% due 11/25/2036	65	60

Lehman XS Trust
0.541% due 05/25/2046	480	463
0.551% due 11/25/2046	580	537
0.561% due 05/25/2046	59	58

Long Beach Mortgage Loan Trust
0.511% due 11/25/2036	50	47
0.651% due 08/25/2035	37	35

MASTR Asset-Backed Securities Trust
0.511% due 08/25/2036	66	63
0.531% due 11/25/2036	862	806
0.611% due 02/25/2036	28	27

MBNA Credit Card Master Note Trust
1.295% due 12/15/2011	100	97

Merrill Lynch Mortgage Investors, Inc.
0.501% due 05/25/2037	13	13
0.501% due 06/25/2037	126	124
0.521% due 05/25/2037	301	290
0.541% due 08/25/2036	568	536
0.541% due 07/25/2037	225	213
0.551% due 09/25/2037	218	205
0.591% due 02/25/2037	1,621	1,389

Morgan Stanley ABS Capital I
0.511% due 07/25/2036	152	151
0.511% due 10/25/2036	225	212
0.521% due 09/25/2036	172	162
0.521% due 10/25/2036	107	101

Morgan Stanley IXIS Real Estate Capital Trust
0.521% due 11/25/2036	810	768

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	1,089	982

Nomura Asset Acceptance Corp.
0.611% due 01/25/2036	72	59

Option One Mortgage Loan Trust
0.511% due 02/25/2037	416	405

Park Place Securities, Inc.
0.731% due 09/25/2035	31	21

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Renaissance Home Equity Loan Trust
0.851% due 12/25/2032		$65	$39

Residential Asset Mortgage Products, Inc.
0.541% due 11/25/2036		8	8
0.551% due 10/25/2036		192	178

Residential Asset Securities Corp.
0.541% due 11/25/2036		488	468

Saxon Asset Securities Trust
0.531% due 10/25/2046		353	338

Securitized Asset-Backed Receivables LLC Trust
0.521% due 09/25/2036		64	61
0.531% due 12/25/2036		979	816

SLM Student Loan Trust
3.525% due 07/25/2017		256	249
3.575% due 04/25/2019		6,400	5,003
3.985% due 01/25/2017		1,500	1,325
5.035% due 04/25/2023		23,400	21,962

Soundview Home Equity Loan Trust
0.531% due 11/25/2036		191	175
0.571% due 10/25/2036		23	23
1.271% due 10/25/2037		467	416

Specialty Underwriting & Residential Finance
0.501% due 06/25/2037		7	7
0.516% due 11/25/2037		21	20

Structured Asset Investment Loan Trust
0.521% due 07/25/2036		47	43

Structured Asset Securities Corp.
0.521% due 10/25/2036		429	396
4.900% due 04/25/2035		1,101	542

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034		15	15

Washington Mutual Asset-Backed Certificates
0.521% due 01/25/2037		431	389

Wells Fargo Home Equity Trust
0.521% due 01/25/2037		343	330
0.721% due 12/25/2035		290	271

Total Asset-Backed Securities (Cost $131,207)			120,170

SOVEREIGN ISSUES 0.1%

Colombia Government International Bond
10.000% due 01/23/2012		350	393

Export-Import Bank of Korea
4.428% due 10/04/2011		1,600	1,605

Total Sovereign Issues (Cost $1,950)			1,998

FOREIGN CURRENCY-DENOMINATED ISSUES 4.0%

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	3,400	2,674

Green Valley Ltd.
8.993% due 01/10/2011		500	673

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	554,040	5,290
1.100% due 12/10/2016		959,740	9,204
1.200% due 06/10/2017		1,275,960	12,224
1.200% due 12/10/2017		1,350,320	12,920
1.400% due 06/10/2018		754,800	7,272

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014	EUR	1,750	219
5.316% due 04/05/2011		23	3

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	500	$316

Total Foreign Currency-Denominated Issues (Cost $48,168)			50,795

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

Bank of America Corp.
7.250% due 10/29/2049		1,000	652

Wachovia Corp.
7.500% due 10/29/2049		800	600

Total Convertible Preferred Stocks (Cost $1,800)			1,252

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.2%

CERTIFICATES OF DEPOSIT 2.7%

Nordea Bank Finland PLC
5.308% due 04/09/2009		$2,300	2,300

Sao Paolo IMI NY
2.826% due 06/09/2010		14,000	14,015

Unicredito Italiano NY
1.640% due 05/18/2009		18,400	18,400

			34,715

COMMERCIAL PAPER 0.1%

Morgan Stanley
3.800% due 01/22/2009		1,440	1,437

REPURCHASE AGREEMENTS 11.4%

Credit Suisse Securities (USA) LLC
0.150% due 01/05/2009		50,000	50,000
(Dated 12/31/2008. Collateralized by Fannie Mae 5.500% due 06/01/2038 valued at $51,285. Repurchase proceeds are $50,000.)

Deutsche Bank AG
0.200% due 01/23/2009		6,530	6,530
(Dated 12/11/2008. Collateralized by U.S. Treasury Inflation Protected Securities 4.250% due 01/15/2010 valued at $6,584. Repurchase proceeds are $6,530.)

Goldman Sachs & Co.
0.120% due 01/05/2009		63,900	63,900
(Dated 12/30/2008. Collateralized by Freddie Mac 5.000% due 08/01/2038 valued at $65,297. Repurchase proceeds are $63,900.)

JPMorgan Chase Bank N.A.
0.010% due 01/14/2009		3,084	3,084
(Dated 12/16/2008. Collateralized by U.S. Treasury Notes 3.625% due 12/31/2012 valued at $3,042. Repurchase proceeds are $3,084.)
0.020% due 01/02/2009		15,000	15,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 2.125% due 04/30/2010 valued at $15,154. Repurchase proceeds are $15,000.)
0.030% due 01/07/2009		7,074	7,074
(Dated 12/05/2008. Collateralized by U.S. Treasury Notes 4.250% due 11/15/2017 valued at $7,347. Repurchase proceeds are $7,074.)

			145,588

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.980% due 05/15/2009 (d)	$1,720	$1,709

U.S. TREASURY BILLS 5.9%
0.215% due 01/02/2009 - 06/11/2009 (b)(d)	75,245	75,070

Total Short-Term Instruments (Cost $258,677)		258,519

VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $124)	$356

Total Investments 213.3% (Cost $2,758,487)	$2,723,714

Written Options (i) (0.3%) (Premiums $1,496)	(4,200)

Other Assets and Liabilities (Net) (113.0%)	(1,442,609)

Net Assets 100.0%	$1,276,905

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $48,625 and cash of $2,000 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $142,455 at a weighted average interest rate of 1.918%. On December 31, 2008, securities valued at $288,687 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $479 and cash of $3,613 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	74	$482
90-Day Euribor June Futures	Long	06/2009	176	1,197
90-Day Euribor September Futures	Long	09/2009	74	528
90-Day Eurodollar December Futures	Long	12/2009	170	952
90-Day Eurodollar June Futures	Long	06/2009	671	3,937
90-Day Eurodollar June Futures	Long	06/2010	24	47
90-Day Eurodollar March Futures	Long	03/2010	185	648
90-Day Eurodollar September Futures	Long	09/2009	346	2,430
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	177	(2)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	100	192
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	248	2,023
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	56	394

				$12,828

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ace INA Holdings, Inc.	BOA	(0.500%	)	03/20/2018	1.000%	$1,500	$59	$0	$59
Alcoa, Inc.	BCLY	(1.200%	)	09/20/2013	6.624%	2,000	387	0	387
Alcoa, Inc.	GSC	(1.320%	)	09/20/2018	6.297%	1,000	278	0	278
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.783%	800	15	0	15
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	1.500%	4,400	141	0	141
Baxter International, Inc.	BOA	(0.310%	)	06/20/2018	0.519%	1,400	24	0	24
Bear Stearns Cos., Inc.	BNP	(0.810%	)	12/20/2017	1.113%	1,000	23	0	23
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%	1,600	43	0	43
Bear Stearns Cos., Inc.	DUB	(0.870%	)	03/20/2018	1.113%	1,000	19	0	19
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.726%	1,300	16	0	16
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.781%	1,000	14	0	14
Cigna Corp.	MSC	(1.210%	)	03/20/2018	2.601%	2,000	193	0	193
Constellation Energy Group, Inc.	JPM	(0.665%	)	06/20/2012	5.377%	4,400	605	0	605
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	4.968%	200	38	0	38
Exelon Corp.	CITI	(0.960%	)	06/20/2015	4.783%	1,000	183	0	183
Falconbridge Ltd.	BOA	(0.910%	)	06/20/2012	7.042%	1,000	169	0	169
FirstEnergy Corp.	RBS	(0.500%	)	12/20/2011	1.250%	1,000	21	0	21
Genworth Financial, Inc.	BCLY	(0.960%	)	06/20/2018	23.050%	900	485	0	485
Genworth Financial, Inc.	DUB	(0.980%	)	06/20/2018	23.050%	1,300	700	0	700
GMAC LLC	CITI	(5.000%	)	09/20/2012	8.183%	900	85	0	85
Goldman Sachs Group, Inc.	CITI	(1.130%	)	03/20/2018	2.580%	3,000	300	0	300
HCP, Inc.	GSC	(2.910%	)	03/20/2018	10.315%	3,000	885	0	885

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Real Return Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	8.340%	$900	$200	$0	$200
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	4.550%	1,000	125	0	125
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	5.035%	5,000	928	0	928
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.795%	2,000	(5)	0	(5)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.795%	2,000	23	0	23
Masco Corp.	BCLY	(0.870%	)	12/20/2012	4.800%	1,000	127	0	127
Masco Corp.	CITI	(1.910%	)	12/20/2016	4.240%	1,500	185	0	185
Masco Corp.	DUB	(0.840%	)	12/20/2012	4.800%	1,400	179	0	179
Merrill Lynch & Co., Inc.	CITI	(1.380%	)	06/20/2018	1.363%	800	(2)	0	(2)
Nordstrom, Inc.	BOA	(0.990%	)	03/20/2018	5.139%	700	158	0	158
Prologis	MSC	(1.320%	)	06/20/2018	11.553%	1,500	577	0	577
Rexam PLC	BCLY	(1.450%	)	06/20/2013	5.742%	1,200	179	0	179
Sempra Energy	DUB	(0.670%	)	06/20/2018	1.016%	1,000	27	0	27
Simon Property Group LP	RBS	(1.010%	)	12/20/2015	6.723%	800	208	0	208
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	1.870%	1,500	79	0	79
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	6.247%	1,000	260	0	260
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	4.178%	900	145	0	145
Travelers Cos., Inc.	GSC	(0.590%	)	06/20/2018	1.020%	1,500	52	0	52
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.494%	2,500	14	0	14
Wachovia Corp.	CITI	(2.325%	)	06/20/2017	1.230%	2,000	(160)	0	(160)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	1.522%	3,200	179	0	179
Yum! Brands, Inc.	BOA	(1.245%	)	03/20/2018	1.600%	2,000	51	0	51

							$8,212	$0	$8,212

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	0.986%	$500	$(5)	$0	$(5)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	10.510%	200	(37)	0	(37)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	10.510%	300	(56)	0	(56)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	10.510%	800	(150)	0	(150)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	4.551%	1,000	(24)	0	(24)
GMAC LLC	BCLY	3.050%	09/20/2012	8.183%	200	(31)	0	(31)
GMAC LLC	BOA	7.000%	09/20/2012	8.183%	600	(20)	0	(20)
GMAC LLC	GSC	3.400%	06/20/2011	8.475%	700	(75)	0	(75)
GMAC LLC	GSC	3.050%	09/20/2012	8.183%	1,000	(154)	0	(154)
GMAC LLC	MSC	6.850%	06/20/2012	8.224%	500	(18)	0	(18)
GMAC LLC	MSC	7.300%	09/20/2012	8.183%	5,100	(124)	0	(124)
Goldman Sachs Group, Inc.	BCLY	0.770%	09/20/2012	3.017%	600	(44)	0	(44)
Goldman Sachs Group, Inc.	CSFB	0.740%	09/20/2012	3.017%	500	(38)	0	(38)

						$(776)	$0	$(776)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 Index	BCLY	(2.750%	)	06/20/2012	$5,782	$976	$253	$723
CDX.HY-8 Index	BOA	(2.750%	)	06/20/2012	3,332	563	79	484
CDX.HY-8 Index	DUB	(2.750%	)	06/20/2012	5,880	993	261	732
CDX.HY-8 Index	JPM	(2.750%	)	06/20/2012	15,778	2,666	497	2,169
CDX.HY-8 Index	MLP	(2.750%	)	06/20/2012	191	32	8	24
CDX.IG-8 5-Year Index	BCLY	(0.350%	)	06/20/2012	2,147	130	30	100
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	19,325	982	158	824
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	3,514	178	15	163
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	4,685	239	22	217
CDX.IG-9 10-Year Index	JPM	(0.800%	)	12/20/2017	1,659	85	8	77
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	12,493	635	167	468
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	878	1	(25)	26
CDX.XO-8 Index	BOA	(1.400%	)	06/20/2012	600	113	24	89

						$7,593	$1,497	$6,096

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 Index 25-35%	MLP	6.510%	12/20/2012	$300	$(34)	$0	$(34)
CDX.HY-9 Index 25-35%	MLP	6.690%	12/20/2012	700	(74)	0	(74)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	2,800	(835)	(474)	(361)

					$(943)	$(474)	$(469)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	2,700	$26	$0	$26
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		2,500	114	0	114
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		2,500	121	(7)	128
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		3,700	196	4	192
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		5,100	176	(11)	187
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY		600	15	0	15
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		600	17	0	17
Pay	1-Month EUR-FRCPXTOB Index	1.983%	03/15/2012	BNP		1,900	60	4	56
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		2,100	50	0	50
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		700	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		300	8	0	8
Pay	1-Month EUR-FRCPXTOB Index	1.980%	04/30/2012	BCLY		900	22	0	22
Pay	1-Month EUR-FRCPXTOB Index	2.150%	01/19/2016	BNP		15,000	372	9	363
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		2,700	(44)	0	(44)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		2,500	(35)	0	(35)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	3,000	9	9	0
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		12,500	(342)	(222)	(120)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		21,600	(444)	(6)	(438)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(276)	(125)	(151)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		17,000	45	(68)	113
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		8,500	23	(24)	47
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	8	3	5
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	44	4	40
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS	AUD	104,100	3,120	3	3,117
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	CSFB		$37,200	965	251	714
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	DUB		49,700	1,289	261	1,028
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MLP		8,000	208	(32)	240
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		89,100	2,312	982	1,330
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		5,300	517	397	120
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		15,000	(1,785)	284	(2,069)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI		6,600	(785)	(586)	(199)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		22,900	(2,725)	390	(3,115)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		6,600	(786)	219	(1,005)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		12,300	(1,463)	235	(1,698)
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		5,400	(1,361)	374	(1,735)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		13,400	(3,671)	133	(3,804)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP		11,900	(3,260)	6	(3,266)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		7,300	(1,020)	(1,121)	101
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		2,600	(363)	(314)	(49)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		1,000	(338)	(5)	(333)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		5,500	(1,862)	33	(1,895)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		8,000	(181)	(683)	502

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Real Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		$5,300	$(120)	$(324)	$204
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	DUB		200	(4)	(12)	8
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(4)	(9)	5
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		25,500	(11,597)	(1,362)	(10,235)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		18,500	(8,414)	(765)	(7,649)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		20,400	(9,278)	484	(9,762)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	DUB		200	(91)	(16)	(75)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		7,800	(3,547)	(224)	(3,323)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		1,000	(454)	(64)	(390)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		3,300	(1,501)	(228)	(1,273)
Pay	6-Month AUD Bank Bill	7.000%	12/15/2009	BCLY	AUD	13,700	340	7	333
Pay	6-Month AUD Bank Bill	7.000%	12/15/2009	MSC		14,400	357	8	349
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	CITI		4,700	82	(3)	85
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB		18,700	326	(16)	342
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	JPM		3,100	54	(2)	56
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	RBC		1,900	33	(2)	35
Pay	6-Month AUD Bank Bill	5.250%	06/15/2011	DUB		46,200	960	(58)	1,018
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	DUB	EUR	13,200	282	(7)	289
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC		13,100	280	(7)	287
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY		2,100	101	(22)	123
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	GSC		8,500	409	(18)	427
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	6,300	63	(65)	128
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	MSC		34,800	1,224	(91)	1,315
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		4,900	268	83	185
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	CSFB		4,600	235	(137)	372
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS		6,700	343	(208)	551
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	DUB		4,800	464	40	424
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	JPM		5,000	484	(19)	503
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	MSC		5,800	622	(92)	714
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		10,500	1,288	95	1,193
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		17,300	2,123	(433)	2,556
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		5,700	(533)	111	(644)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	CSFB		1,800	(168)	38	(206)
Receive	6-Month GBP-LIBOR	4.250%	06/12/2036	HSBC		2,500	(547)	77	(624)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	BCLY		4,600	(1,453)	(30)	(1,423)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	HSBC		2,700	(853)	(214)	(639)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	BCLY		1,500	(671)	(152)	(519)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	GSC		1,200	(537)	(137)	(400)
Pay	28-Day MXN TIIE	8.720%	09/05/2016	BCLY	MXN	17,000	34	0	34
Pay	28-Day MXN TIIE	8.170%	11/04/2016	CITI		30,200	(10)	16	(26)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC		15,300	(5)	(3)	(2)
Pay	28-Day MXN TIIE	8.330%	02/14/2017	BCLY		11,100	4	0	4
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$9,200	(1,551)	(1,587)	36
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		4,400	(741)	170	(911)
Pay	GBP-UKRPI Index	3.103%	11/14/2016	UBS	GBP	5,000	560	0	560
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY		1,400	159	6	153
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		3,400	375	6	369
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		3,200	409	0	409
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		1,100	23	0	23
Pay	USD-CPI Urban Consumers Index	2.980%	03/06/2018	MSC		$5,700	849	0	849

							$(40,331)	$(4,769)	$(35,562)

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$1,800	$19	$60
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,100	12	37
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	900	10	30
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	4,300	46	143
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	2,100	22	86

							$109	$356

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Ginnie Mae 6.500% due 02/01/2039	$111.000	02/12/2009	$18,000	$2	$0
Put - OTC Fannie Mae 5.000% due 01/01/2039	65.031	02/05/2009	52,200	6	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	70.000	01/06/2009	28,800	3	0
Put - OTC Fannie Mae 6.000% due 01/01/2039	68.000	02/05/2009	25,000	3	0
Put - OTC Fannie Mae 6.500% due 01/01/2039	86.500	01/06/2009	4,000	0	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	65.000	01/05/2009	4,300	1	0

				$15	$0

(i)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$98.500	03/16/2009	90	$15	$14

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	$400	$10	$35
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	10,400	70	112
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	193	990
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	29
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	400	13	49
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	12,800	269	946
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,300	31	36
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	7,500	189	556
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	6,800	48	74
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,400	46	173
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	700	21	93
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	189	990
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	189	29

							$1,481	$4,186

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	406	$168,000	$4,745
Sales	4,297	46,890	4,384
Closing Buys	(2,480)	(146,590)	(5,778)
Expirations	(1,869)	0	(1,758)
Exercised	(264)	0	(97)

Balance at 12/31/2008	90	$68,300	$1,496

(j)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (1)
Fannie Mae	5.500%	02/01/2039	$49,700	$50,892	$50,795
Fannie Mae	6.000%	01/01/2023	1,200	1,228	1,244
Freddie Mac	4.500%	01/01/2023	1,200	1,210	1,227
Freddie Mac	6.000%	01/01/2039	3,500	3,583	3,610
Freddie Mac	6.000%	02/01/2038	3,500	3,597	3,595
Ginnie Mae	5.500%	01/01/2039	200	201	206
Ginnie Mae	6.500%	01/01/2039	18,000	18,554	18,717
Treasury Inflation Protected Securities	4.250%	01/15/2010	13,806	13,786	13,576

				$93,051	$92,970

(1)	Market value includes $13 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Real Return Portfolio  (Cont.)

(k)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	CITI	1,873	01/2009	$94	$0	$94
Sell		CITI	608	01/2009	0	(29)	(29)
Sell		HSBC	1,576	01/2009	0	(2)	(2)
Sell		MSC	559	01/2009	0	(9)	(9)
Sell		RBS	188	01/2009	1	0	1
Sell	BRL	BCLY	1,984	02/2009	0	(64)	(64)
Buy		UBS	9,925	02/2009	0	(300)	(300)
Sell	CHF	MSC	910	03/2009	0	(92)	(92)
Buy	CNY	BCLY	12,061	05/2009	0	(1)	(1)
Buy		DUB	13,392	07/2009	0	(150)	(150)
Buy		HSBC	13,907	07/2009	0	(127)	(127)
Buy		BCLY	17,872	09/2009	0	(80)	(80)
Buy		CITI	5,860	09/2009	0	(7)	(7)
Buy		HSBC	18,841	09/2009	0	(81)	(81)
Sell	EUR	RBS	8,065	01/2009	0	(1,020)	(1,020)
Sell	GBP	BCLY	2,096	01/2009	97	0	97
Sell		CITI	1,712	01/2009	77	0	77
Buy		RBS	463	01/2009	0	(27)	(27)
Sell		UBS	1,518	01/2009	69	0	69
Sell	JPY	BCLY	787,051	01/2009	0	(422)	(422)
Sell		BNP	10,000	01/2009	0	(6)	(6)
Sell		CITI	778,874	01/2009	0	(395)	(395)
Buy		HSBC	147,414	01/2009	49	0	49
Sell		HSBC	11,788	01/2009	0	(3)	(3)
Sell		RBS	36,346	01/2009	0	(11)	(11)
Sell		UBS	1,443,001	01/2009	0	(778)	(778)
Buy	MXN	CITI	4,052	05/2009	0	(89)	(89)
Sell	MYR	DUB	3,075	02/2009	0	(6)	(6)
Buy		JPM	2,934	02/2009	0	(71)	(71)
Buy	PHP	BCLY	1,200	02/2009	0	(2)	(2)
Buy		DUB	600	02/2009	0	(1)	(1)
Sell		DUB	5,091	02/2009	0	(1)	(1)
Buy		HSBC	1,390	02/2009	0	(2)	(2)
Buy		JPM	2,510	02/2009	0	(3)	(3)
Buy		MSC	1,700	02/2009	0	(2)	(2)
Buy		RBS	500	02/2009	0	(1)	(1)
Buy	PLN	HSBC	11,607	05/2009	0	(1,269)	(1,269)
Sell		UBS	11,279	05/2009	0	(80)	(80)
Buy	RUB	BCLY	823	05/2009	0	(1)	(1)
Sell		BCLY	23,829	05/2009	18	0	18
Buy		HSBC	20,751	05/2009	0	(248)	(248)
Buy		JPM	2,255	05/2009	0	(18)	(18)
Buy	SGD	CITI	2,612	04/2009	21	0	21
Buy		DUB	1,653	04/2009	25	0	25
Buy		HSBC	644	04/2009	6	0	6
Buy		RBS	1,094	04/2009	14	0	14
Buy		UBS	814	04/2009	14	0	14
Buy		HSBC	983	07/2009	1	0	1

					$486	$(5,398)	$(4,912)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$600	$2,723,114	$0	$2,723,714
Short Sales, at value	0	(92,970)	0	(92,970)
Other Financial Instruments ++	12,828	(35,094)	3,483	(18,783)

Total	$13,428	$2,595,050	$3,483	$2,611,961

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$12,217	$(3,197)	$34	$346	$(2,119)	$(7,281)	$0
Other Financial Instruments ++	(342)	0	0	0	3,793	32	3,483

Total	$11,875	$(3,197)	$34	$346	$1,674	$(7,249)	$3,483

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	19

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(o), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default

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Notes to Financial Statements (Cont.)

swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(q) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the

24	PIMCO Variable Insurance Trust

December 31, 2008

underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(s) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the

“Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by

26	PIMCO Variable Insurance Trust

December 31, 2008

the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 4,506	$ 0

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$25,165,904	$24,833,634	$514,653	$244,235

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,770	$47,376	836	$10,073
Administrative Class	65,795	833,470	29,595	357,076
Advisor Class	3,127	39,984	1,118	13,552
Issued as reinvestment of distributions
Institutional Class	186	2,257	195	2,359
Administrative Class	3,757	46,068	4,012	48,596
Advisor Class	79	969	34	413
Cost of shares redeemed
Institutional Class	(1,363)	(16,587)	(1,432)	(17,391)
Administrative Class	(50,219)	(612,120)	(34,142)	(411,698)
Advisor Class	(2,347)	(28,788)	(305)	(3,742)
Net increase (decrease) resulting from Portfolio share transactions	22,785	$312,629	(89)	$(762)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	7	73
Advisor Class	4	89

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s

parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$69,370	$2,515	$(158,956)	$(4,998)	$0	$(87,335)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,869,321	$54,283	$(199,890)	$(145,607)

(4)	Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

28	PIMCO Variable Insurance Trust

December 31, 2008

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$50,718	$0	$0
12/31/2007	52,582	11	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

36	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Privacy Policy	32
Management of the Trust	33
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Treasury Obligations	49.7%
U.S. Government Agencies	19.2%
Corporate Bonds & Notes	11.7%
Short-Term Instruments	9.5%
Asset-Backed Securities	4.4%
Other	5.5%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (02/28/06)
PIMCO Real Return Portfolio Advisor Class	-7.13%	0.94%
Barclays Capital U.S. TIPS Index±	-2.35%	3.26%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$889.88	$1,020.86
Expenses Paid During Periodà	$4.04	$4.32

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Positioning for a steeper U.S. nominal yield curve benefited performance as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	Exposure to U.S. corporate bonds in the finance sector detracted from performance as spreads over U.S. Treasuries increased.

»	Holdings of U.S. agency mortgage-backed securities detracted from performance as mortgage spreads widened.

»	Modest allocations to Japanese inflation-linked bonds (“ILBs”) versus nominal bonds detracted from performance as ILBs underperformed their nominal counterparts.

»	Holdings of non-agency mortgage-backed securities and asset-backed securities detracted from performance as their prices were marked down during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$12.57	$11.93	$12.69
Net investment income (a)	0.44	0.56	0.47
Net realized/unrealized gain (loss) on investments	(1.30)	0.66	(0.46)
Total income (loss) from investment operations	(0.86)	1.22	0.01
Dividends from net investment income	(0.43)	(0.55)	(0.44)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.33)
Total distributions	(0.45)	(0.58)	(0.77)
Net asset value end of year or period	$11.26	$12.57	$11.93
Total return	(7.13)%	10.53%	0.04%
Net assets end of year or period (000s)	$21,735	$13,478	$2,684
Ratio of expenses to average net assets	0.80%	0.75%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	3.52%	4.59%	4.49%*
Portfolio turnover rate	1,014%	901%	963%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$2,578,126
Repurchase agreements, at value	145,588
Cash	3,300
Deposits with counterparty	5,613
Foreign currency, at value	7,993
Receivable for investments sold	241,067
Receivable for investments sold on a delayed-delivery basis	26,659
Receivable for Portfolio shares sold	1,385
Interest and dividends receivable	12,989
Variation margin receivable	52
Swap premiums paid	6,584
Unrealized appreciation on foreign currency contracts	486
Unrealized appreciation on swap agreements	36,970
Other assets	7,544
3,074,356

Liabilities:
Payable for reverse repurchase agreements	$270,195
Payable for investments purchased	218,436
Payable for investments purchased on a delayed-delivery basis	1,063,904
Payable for Portfolio shares redeemed	13,540
Payable for short sales	92,970
Written options outstanding	4,200
Dividends payable	94
Accrued investment advisory fee	279
Accrued administrative fee	279
Accrued distribution fee	5
Accrued servicing fee	142
Variation margin payable	293
Swap premiums received	10,330
Unrealized depreciation on foreign currency contracts	5,398
Unrealized depreciation on swap agreements	59,469
Other liabilities	57,917
1,797,451

Net Assets	$1,276,905

Net Assets Consist of:
Paid in capital	$1,456,309
Undistributed net investment income	187
Accumulated undistributed net realized (loss)	(134,241)
Net unrealized (depreciation)	(45,350)
$1,276,905

Net Assets:
Institutional Class	$67,953
Administrative Class	1,187,217
Advisor Class	21,735

Shares Issued and Outstanding:
Institutional Class	6,037
Administrative Class	105,465
Advisor Class	1,931

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.26
Administrative Class	11.26
Advisor Class	11.26

Cost of Investments Owned	$2,612,899
Cost of Repurchase Agreements Owned	$145,588
Cost of Foreign Currency Held	$8,056
Proceeds Received on Short Sales	$93,051
Premiums Received on Written Options	$1,496

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$59,698
Dividends	112
Miscellaneous income	18
Total Income	59,828

Expenses:
Investment advisory fees	3,453
Administrative fees	3,460
Servicing fees – Administrative Class	1,942
Distribution and/or servicing fees – Advisor Class	69
Trustees’ fees	14
Interest expense	785
Total Expenses	9,723

Net Investment Income	50,105

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(104,679)
Net realized (loss) on futures contracts, written options and swaps	(6,527)
Net realized gain on foreign currency transactions	721
Net change in unrealized (depreciation) on investments	(38,282)
Net change in unrealized appreciation on futures contracts, written options and swaps	(16,684)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9,215)
Net (Loss)	(174,666)

Net (Decrease) in Net Assets Resulting from Operations	$(124,561)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$50,105	$50,090
Net realized gain (loss)	(110,485)	17,083
Net change in unrealized appreciation (depreciation)	(64,181)	43,534
Net increase (decrease) resulting from operations	(124,561)	110,707

Distributions to Shareholders:
From net investment income
Institutional Class	(2,152)	(2,260)
Administrative Class	(45,631)	(47,339)
Advisor Class	(935)	(382)
From net realized capital gains
Institutional Class	(105)	(99)
Administrative Class	(1,861)	(2,482)
Advisor Class	(34)	(30)

Total Distributions	(50,718)	(52,592)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	47,376	10,073
Administrative Class	833,470	357,076
Advisor Class	39,984	13,552
Issued as reinvestment of distributions
Institutional Class	2,257	2,359
Administrative Class	46,068	48,596
Advisor Class	969	413
Cost of shares redeemed
Institutional Class	(16,587)	(17,391)
Administrative Class	(612,120)	(411,698)
Advisor Class	(28,788)	(3,742)
Net increase (decrease) resulting from Portfolio share transactions	312,629	(762)

Total Increase in Net Assets	137,350	57,353

Net Assets:
Beginning of year	1,139,555	1,082,202
End of year*	$1,276,905	$1,139,555

*Including undistributed net investment income of:	$187	$4,541

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Georgia-Pacific Corp.
2.082% due 12/20/2012	$58	$48
3.459% due 12/20/2012	28	23
3.689% due 12/20/2012	810	665

Total Bank Loan Obligations (Cost $896)		736

CORPORATE BONDS & NOTES 25.1%

BANKING & FINANCE 19.1%

Ace INA Holdings, Inc.
5.800% due 03/15/2018	1,500	1,352

Allstate Life Global Funding II
2.822% due 05/21/2010	9,600	8,581

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	4,100	4,040

American Express Bank FSB
5.500% due 04/16/2013	1,400	1,327
6.000% due 09/13/2017	2,400	2,251

American Express Centurion Bank
6.000% due 09/13/2017	2,300	2,158

American Express Co.
7.000% due 03/19/2018	2,310	2,340
8.150% due 03/19/2038	660	759

American International Group, Inc.
5.850% due 01/16/2018	1,300	873
8.175% due 05/15/2058	4,900	1,909
8.250% due 08/15/2018	1,600	1,173

ANZ National International Ltd.
6.200% due 07/19/2013	3,200	3,099

Atlantic & Western Re Ltd.
10.132% due 01/09/2009	900	897

Bank of America Corp.
2.299% due 02/17/2009	5,400	5,399
2.826% due 11/06/2009	900	882
8.000% due 12/29/2049	1,500	1,081

Bank of Ireland
1.898% due 12/18/2009	1,000	994

Barclays Bank PLC
5.450% due 09/12/2012	6,400	6,487
6.050% due 12/04/2017	2,300	2,032
7.434% due 09/29/2049	700	354

Bear Stearns Cos. LLC
2.262% due 08/21/2009	5,725	5,631
6.400% due 10/02/2017	2,600	2,706
6.950% due 08/10/2012	3,300	3,430
7.250% due 02/01/2018	2,900	3,183

C10 Capital SPV Ltd.
6.722% due 12/31/2049	500	238

Calabash Re Ltd.
12.896% due 01/08/2010	250	247

Caterpillar Financial Services Corp.
2.216% due 06/24/2011	13,200	11,809

Charter One Bank N.A.
3.585% due 04/24/2009	8,400	8,280

CIT Group, Inc.
3.615% due 01/30/2009	4,600	4,594

Citigroup Capital XXI
8.300% due 12/21/2057	1,200	928

Citigroup Funding, Inc.
0.474% due 04/23/2009	5,700	5,634
3.556% due 05/07/2010	13,900	13,183

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup, Inc.
1.496% due 12/28/2009	$3,900	$3,680
3.505% due 01/30/2009	1,000	1,000
8.400% due 04/29/2049	4,600	3,043

Commonwealth Bank of Australia
1.916% due 06/08/2009	400	398

Countrywide Financial Corp.
1.686% due 03/24/2009	10,000	9,919

Credit Agricole S.A.
2.181% due 05/28/2009	1,900	1,895

Credit Suisse USA, Inc.
2.298% due 11/20/2009	800	771

DnB NOR Bank ASA
4.889% due 10/13/2009	1,100	1,100

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,200	877
7.800% due 06/01/2012	100	70

Foundation Re II Ltd.
8.899% due 11/26/2010	800	775

General Electric Capital Corp.
5.875% due 01/14/2038	2,000	1,964

Genworth Financial, Inc.
6.515% due 05/22/2018	2,200	764

GMAC LLC
6.750% due 12/01/2014	1,600	1,095

Goldman Sachs Group, Inc.
1.766% due 06/28/2010	7,500	6,867
6.150% due 04/01/2018	1,900	1,829
6.750% due 10/01/2037	6,300	5,129

HCP, Inc.
6.700% due 01/30/2018	3,000	1,441

HSBC Finance Corp.
4.479% due 10/21/2009	1,900	1,783

International Lease Finance Corp.
6.625% due 11/15/2013	900	607

JPMorgan Chase & Co.
0.521% due 06/26/2009	700	694
1.516% due 06/26/2009	5,500	5,464

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	1,900	190
7.000% due 09/27/2027 (a)	100	10

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	647

Longpoint Re Ltd.
7.246% due 05/08/2010	1,100	1,074

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	4,000	3,568

Merna Reinsurance Ltd.
2.109% due 07/07/2010	4,200	3,781

Merrill Lynch & Co., Inc.
6.400% due 08/28/2017	2,400	2,408
6.875% due 04/25/2018	8,800	9,221

Metropolitan Life Global Funding I
5.194% due 04/13/2009	6,000	5,939

Morgan Stanley
4.570% due 01/09/2012	300	237
4.620% due 01/09/2014	1,300	901
4.752% due 01/18/2011	3,000	2,556
5.750% due 10/18/2016	1,600	1,346
6.000% due 04/28/2015	1,700	1,469
6.625% due 04/01/2018	3,000	2,636

National Australia Bank Ltd.
5.350% due 06/12/2013	2,600	2,508

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

New York Life Global Funding
4.650% due 05/09/2013	$2,900	$2,805

Pricoa Global Funding I
1.596% due 06/26/2012	15,100	10,976

ProLogis
6.625% due 05/15/2018	1,500	718

Prudential Financial, Inc.
6.890% due 06/10/2013	2,000	1,411

Rabobank Nederland NV
4.772% due 01/15/2009	800	801

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	1,720

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009	2,700	2,667

Simon Property Group LP
5.750% due 12/01/2015	800	523

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	2,400	1,773

Travelers Cos., Inc.
5.800% due 05/15/2018	1,500	1,448

UBS AG
3.779% due 05/05/2010	7,700	7,689
5.750% due 04/25/2018	5,400	4,910
5.875% due 12/20/2017	1,000	920

Vita Capital III Ltd.
5.002% due 01/01/2012	700	630

Vita Capital Ltd.
4.782% due 01/01/2010	300	289

Wachovia Bank N.A.
2.153% due 02/23/2009	2,700	2,691
2.287% due 12/02/2010	2,400	2,232

Wachovia Mortgage FSB
2.342% due 03/02/2009	300	298
2.428% due 05/08/2009	300	296

Wells Fargo & Co.
4.375% due 01/31/2013	1,600	1,568

		243,872

INDUSTRIALS 4.7%

Alcoa, Inc.
6.000% due 07/15/2013	2,000	1,810
6.750% due 07/15/2018	4,000	3,278

Amgen, Inc.
6.150% due 06/01/2018	1,000	1,063

AutoZone, Inc.
5.875% due 10/15/2012	4,400	3,907

Baxter International, Inc.
5.375% due 06/01/2018	1,400	1,466

C8 Capital SPV Ltd.
6.640% due 12/29/2049	500	254

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	1,300	1,222

Cardinal Health, Inc.
6.000% due 06/15/2017	1,000	913

Cigna Corp.
6.350% due 03/15/2018	2,000	1,788

EchoStar DBS Corp.
7.000% due 10/01/2013	5,000	4,362

Falconbridge Ltd.
7.350% due 06/05/2012	1,000	788

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Gaz Capital S.A.
7.343% due 04/11/2013	$500	$407
8.146% due 04/11/2018	700	497

Kraft Foods, Inc.
6.000% due 02/11/2013	1,000	1,017
6.125% due 02/01/2018	1,000	982

Marriott International, Inc.
6.375% due 06/15/2017	5,000	3,492

Masco Corp.
6.125% due 10/03/2016	1,500	1,031

Nordstrom, Inc.
6.250% due 01/15/2018	700	492

Oracle Corp.
5.750% due 04/15/2018	2,500	2,620

Philip Morris International, Inc.
5.650% due 05/16/2018	9,500	9,435

President and Fellows of Harvard College
6.000% due 01/15/2019	1,200	1,302

Rexam PLC
6.750% due 06/01/2013	1,200	1,063

Rockies Express Pipeline LLC
5.100% due 08/20/2009	5,200	5,203

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,500	1,317

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	551

Suncor Energy, Inc.
6.100% due 06/01/2018	600	518

UST, Inc.
6.625% due 07/15/2012	2,500	2,351

Wal-Mart Stores, Inc.
5.800% due 02/15/2018	1,500	1,663

Waste Management, Inc.
6.100% due 03/15/2018	3,200	2,772

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	1,729

		59,293

UTILITIES 1.3%

American Electric Power Co., Inc.
5.250% due 06/01/2015	800	739

AT&T, Inc.
2.959% due 02/05/2010	2,800	2,705

Constellation Energy Group, Inc.
4.550% due 06/15/2015	200	152
7.000% due 04/01/2012	4,100	3,738

Embarq Corp.
7.082% due 06/01/2016	300	231

Enel Finance International S.A.
5.700% due 01/15/2013	4,500	4,147

Exelon Corp.
4.900% due 06/15/2015	1,000	821

FirstEnergy Corp.
6.450% due 11/15/2011	1,000	946

NiSource Finance Corp.
2.723% due 11/23/2009	800	721

Public Service Electric & Gas Co.
5.300% due 05/01/2018	1,100	1,071

Sempra Energy
6.150% due 06/15/2018	1,000	911

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Telecom Italia Capital S.A.
6.999% due 06/04/2018	$900	$731

		16,913

Total Corporate Bonds & Notes (Cost $353,542)		320,078

MUNICIPAL BONDS & NOTES 0.9%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	432

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	334

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	800	749

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
8.156% due 12/15/2013	190	138

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	513

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	485	399

Texas State General Obligation Bonds, Series 2007
5.000% due 04/01/2037	3,400	3,256

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	4,900	4,509

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,085	622

Total Municipal Bonds & Notes (Cost $12,906)		10,952

U.S. GOVERNMENT AGENCIES 40.9%

Fannie Mae
0.531% due 12/25/2036	381	337
0.621% due 08/25/2034	211	200
0.671% due 10/27/2037	5,900	5,019
0.821% due 05/25/2042	235	224
3.678% due 06/01/2043 - 09/01/2044	6,531	6,445
4.401% due 07/01/2035	439	443
4.521% due 11/01/2034	3,710	3,649
4.649% due 01/01/2035	543	546
4.665% due 05/25/2035	2,484	2,558
5.000% due 02/01/2036 - 02/01/2039	51,715	52,711
5.131% due 12/01/2036	3,661	3,661
5.250% due 10/01/2012	2,100	2,100
5.280% due 10/01/2035	1,679	1,740
5.500% due 03/01/2034 - 01/01/2039	148,101	151,935
5.500% due 06/01/2038 (e)	113,368	116,366
5.695% due 11/01/2024	16	16
5.950% due 02/25/2044	656	666
6.000% due 09/01/2019 - 12/01/2038	47,492	48,954
6.500% due 11/01/2036 - 10/01/2038	37,716	39,222

Freddie Mac
0.731% due 08/25/2031	130	116
1.345% due 07/15/2019 - 10/15/2020	14,055	13,638
1.425% due 02/15/2019	1,074	1,033

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.545% due 12/15/2030	$365	$359
3.678% due 10/25/2044	7,857	7,536
3.679% due 02/25/2045	2,383	2,147
4.000% due 03/15/2023 - 10/15/2023	349	349
4.376% due 01/01/2034	341	338
4.500% due 12/01/2021 - 06/01/2022	815	835
4.695% due 06/01/2035	6,727	6,782
5.000% due 12/14/2018 - 08/15/2020	9,296	9,497
5.440% due 12/01/2035	1,183	1,205
5.500% due 05/15/2016	3,952	4,017
5.500% due 11/01/2038 (f)	19,651	20,137
5.518% due 08/01/2036	599	603
6.000% due 01/01/2039	3,500	3,608

Ginnie Mae
6.000% due 12/15/2031 - 10/15/2038	3,050	3,156

Small Business Administration
4.504% due 02/01/2014	960	945
4.880% due 11/01/2024	2,879	2,916
5.170% due 01/01/2028	1,580	1,609
5.902% due 02/10/2018	990	1,011
6.020% due 08/01/2028	3,100	3,266

Total U.S. Government Agencies (Cost $513,670)		521,895

U.S. TREASURY OBLIGATIONS 105.9%

Treasury Inflation Protected Securities (c)
0.875% due 04/15/2010	59,011	55,480
1.625% due 01/15/2015	3,516	3,262
1.625% due 01/15/2018	19,591	18,601
1.750% due 01/15/2028	91,640	84,695
1.875% due 07/15/2013	33,774	31,808
1.875% due 07/15/2015 (e)	130,271	123,096
2.000% due 04/15/2012	21,082	20,565
2.000% due 01/15/2014	93,328	88,457
2.000% due 07/15/2014	99,569	94,194
2.000% due 01/15/2026	71,729	67,588
2.000% due 01/15/2016 (e)	46,920	44,948
2.375% due 04/15/2011	70,370	68,748
2.375% due 01/15/2017	42,528	42,205
2.375% due 01/15/2025	62,487	61,433
2.375% due 01/15/2027	40,492	40,691
2.500% due 07/15/2016	57,695	57,258
2.625% due 07/15/2017	63,650	65,246
3.000% due 07/15/2012	79,180	77,627
3.375% due 01/15/2012	11,798	11,674
3.375% due 04/15/2032	1,220	1,505
3.500% due 01/15/2011	59,359	58,279
3.625% due 04/15/2028	74,657	88,964
3.875% due 01/15/2009	16,931	16,806
3.875% due 04/15/2029	89,735	110,858
4.250% due 01/15/2010 (e)	19,214	18,877

Total U.S. Treasury Obligations (Cost $1,321,188)		1,352,865

MORTGAGE-BACKED SECURITIES 6.6%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	1,101	524

Banc of America Funding Corp.
4.622% due 02/20/2036	2,674	2,279
6.124% due 01/20/2047	1,189	641

Banc of America Large Loan, Inc.
1.705% due 08/15/2029	5,064	3,573

Banc of America Mortgage Securities, Inc.
5.432% due 02/25/2036	2,152	1,521
6.500% due 09/25/2033	138	132

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

BCAP LLC Trust
0.641% due 01/25/2037	$1,305	$536

Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/2035	1,229	1,032
4.125% due 03/25/2035	2,677	2,213
4.550% due 08/25/2035	984	810
4.853% due 01/25/2035	6,297	4,308
5.009% due 01/25/2035	1,780	1,229

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	4,474	2,088
5.880% due 03/25/2036	1,430	659

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	17	16

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	4,148	2,607

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	2	1

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	701	529
4.098% due 08/25/2035	157	133
4.248% due 08/25/2035	753	617
4.700% due 12/25/2035	3,537	2,571
4.900% due 12/25/2035	152	122

Countrywide Alternative Loan Trust
0.588% due 09/20/2046	196	191
0.651% due 05/25/2047	398	164
0.661% due 09/25/2046	14,444	5,656
0.688% due 02/20/2047	1,132	466
0.751% due 12/25/2035	86	39
3.256% due 12/25/2035	423	208
6.000% due 01/25/2037	728	393

Countrywide Home Loan Mortgage Pass-Through Trust
0.811% due 06/25/2035	554	377
3.779% due 11/19/2033	184	151
5.765% due 05/20/2036	415	208

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	540	529

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.571% due 10/25/2036	393	365

First Horizon Alternative Mortgage Securities
4.744% due 06/25/2034	715	397

First Horizon Asset Securities, Inc.
5.354% due 08/25/2035	847	602

GE Capital Commercial Mortgage Corp.
4.170% due 07/10/2037	162	156
4.229% due 12/10/2037	5,297	5,129

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	463	372
0.551% due 01/25/2047	3,887	3,577
0.691% due 06/25/2045	749	339
0.741% due 11/25/2045	452	209

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	189	140

GSR Mortgage Loan Trust
4.540% due 09/25/2035	2,060	1,522

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	197	92

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	162	150

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	527	480
0.571% due 01/25/2037	193	183
5.055% due 12/25/2034	467	321

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Corp.
3.890% due 01/12/2037	$459	$453
5.794% due 02/12/2051	1,300	949

JPMorgan Mortgage Trust
5.003% due 07/25/2035	1,163	750
5.024% due 02/25/2035	3,049	2,293

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	333	249

Lehman XS Trust
0.551% due 07/25/2046	237	234

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	700	449

Mellon Residential Funding Corp.
1.545% due 11/15/2031	851	652
1.635% due 12/15/2030	748	598

Merrill Lynch Floating Trust
1.265% due 06/15/2022	216	164

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	2,145	1,146

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	938	661
2.395% due 10/25/2035	555	414
3.819% due 10/25/2035	4,211	3,215

Morgan Stanley Capital I
1.255% due 10/15/2020	251	192

Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/2036	2,189	1,682

Opteum Mortgage Acceptance Corp.
0.731% due 07/25/2035	313	259

Residential Accredit Loans, Inc.
0.771% due 08/25/2035	295	144

Residential Asset Securitization Trust
6.500% due 08/25/2036	1,000	297

Securitized Asset Sales, Inc.
5.759% due 11/26/2023	9	8

Sequoia Mortgage Trust
0.931% due 10/19/2026	231	183

Structured Adjustable Rate Mortgage Loan Trust
0.711% due 06/25/2035	333	188
3.453% due 01/25/2035	279	121
5.365% due 02/25/2034	523	327
5.528% due 08/25/2035	426	220

Structured Asset Mortgage Investments, Inc.
0.541% due 08/25/2036	299	282
0.571% due 09/25/2047	1,452	1,340
0.661% due 06/25/2036	242	101
0.681% due 04/25/2036	962	393
0.831% due 07/19/2035	2,763	1,846
0.911% due 10/19/2034	180	95

Structured Asset Securities Corp.
0.521% due 05/25/2036	24	21
5.048% due 10/25/2035	353	256

TBW Mortgage-Backed Pass-Through Certificates
0.571% due 09/25/2036	31	29
0.581% due 01/25/2037	433	403

Thornburg Mortgage Securities Trust
0.581% due 03/25/2046	75	72
0.581% due 11/25/2046	3,212	2,668
0.591% due 09/25/2046	1,817	1,508

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	599	425

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

WaMu Mortgage Pass-Through Certificates
0.731% due 11/25/2045	$426	$210
0.761% due 08/25/2045	4	4
0.761% due 10/25/2045	2,623	1,438
2.986% due 01/25/2047	1,624	689
3.066% due 12/25/2046	212	90
3.256% due 02/25/2046	350	149
3.456% due 11/25/2042	62	51
3.756% due 11/25/2046	232	160
4.269% due 07/25/2046	1,483	1,241
6.062% due 10/25/2036	4,240	3,552

Wells Fargo Mortgage-Backed Securities Trust
3.741% due 09/25/2034	444	325
4.727% due 07/25/2034	385	345

Total Mortgage-Backed Securities (Cost $114,359)		84,098

ASSET-BACKED SECURITIES 9.4%

Access Group, Inc.
4.835% due 10/27/2025	15,200	13,978

ACE Securities Corp.
0.521% due 07/25/2036	79	77
0.521% due 12/25/2036	165	151

American Express Credit Account Master Trust
2.145% due 08/15/2012	10,300	9,829

Argent Securities, Inc.
0.521% due 10/25/2036	237	227

Asset-Backed Funding Certificates
0.531% due 11/25/2036	49	47
0.531% due 01/25/2037	1,834	1,587
0.821% due 06/25/2034	868	449

Asset-Backed Securities Corp. Home Equity
0.521% due 11/25/2036	21	20

BA Credit Card Trust
1.775% due 04/15/2013	6,300	5,729
2.395% due 12/16/2013	12,500	11,128

Bear Stearns Asset-Backed Securities Trust
0.521% due 11/25/2036	69	62
0.801% due 01/25/2036	43	39
0.921% due 03/25/2043	97	94
1.131% due 10/25/2032	46	27

Bravo Mortgage Asset Trust
0.601% due 07/25/2036	131	129

Carrington Mortgage Loan Trust
0.521% due 01/25/2037	413	382

Citigroup Mortgage Loan Trust, Inc.
0.551% due 01/25/2037	1,098	908

Countrywide Asset-Backed Certificates
0.501% due 01/25/2046	63	62
0.521% due 05/25/2037	603	562
0.521% due 05/25/2047	168	155
0.521% due 06/25/2047	1,481	1,359
0.531% due 09/25/2046	44	44
0.541% due 06/25/2037	3,583	3,330
0.581% due 10/25/2046	377	348

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	1,317	1,144

Equity One Asset-Backed Securities, Inc.
0.771% due 04/25/2034	96	31

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	985	892
0.521% due 12/25/2036	48	46

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Ford Credit Auto Owner Trust
1.795% due 07/15/2010	$3,829	$3,739
2.615% due 06/15/2012	18,200	16,525

Fremont Home Loan Trust
0.521% due 10/25/2036	61	55
0.531% due 01/25/2037	291	227
0.541% due 02/25/2037	185	180

GSAMP Trust
0.511% due 10/25/2046	81	77
0.541% due 10/25/2036	16	14
0.541% due 12/25/2036	629	455
0.761% due 03/25/2034	70	68

GSR Mortgage Loan Trust
0.571% due 11/25/2030	1	1

HFC Home Equity Loan Asset-Backed Certificates
0.578% due 03/20/2036	86	82

HSI Asset Securitization Corp. Trust
0.521% due 10/25/2036	127	110
0.521% due 12/25/2036	2,426	2,158

Indymac Residential Asset-Backed Trust
0.521% due 11/25/2036	53	52
0.531% due 04/25/2037	978	916

JPMorgan Mortgage Acquisition Corp.
0.511% due 08/25/2036	36	35
0.521% due 07/25/2036	144	132
0.521% due 08/25/2036	287	267
0.521% due 10/25/2036	1,403	1,250
0.571% due 07/25/2036	95	93
1.465% due 11/25/2036	65	60

Lehman XS Trust
0.541% due 05/25/2046	480	463
0.551% due 11/25/2046	580	537
0.561% due 05/25/2046	59	58

Long Beach Mortgage Loan Trust
0.511% due 11/25/2036	50	47
0.651% due 08/25/2035	37	35

MASTR Asset-Backed Securities Trust
0.511% due 08/25/2036	66	63
0.531% due 11/25/2036	862	806
0.611% due 02/25/2036	28	27

MBNA Credit Card Master Note Trust
1.295% due 12/15/2011	100	97

Merrill Lynch Mortgage Investors, Inc.
0.501% due 05/25/2037	13	13
0.501% due 06/25/2037	126	124
0.521% due 05/25/2037	301	290
0.541% due 08/25/2036	568	536
0.541% due 07/25/2037	225	213
0.551% due 09/25/2037	218	205
0.591% due 02/25/2037	1,621	1,389

Morgan Stanley ABS Capital I
0.511% due 07/25/2036	152	151
0.511% due 10/25/2036	225	212
0.521% due 09/25/2036	172	162
0.521% due 10/25/2036	107	101

Morgan Stanley IXIS Real Estate Capital Trust
0.521% due 11/25/2036	810	768

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	1,089	982

Nomura Asset Acceptance Corp.
0.611% due 01/25/2036	72	59

Option One Mortgage Loan Trust
0.511% due 02/25/2037	416	405

Park Place Securities, Inc.
0.731% due 09/25/2035	31	21

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Renaissance Home Equity Loan Trust
0.851% due 12/25/2032		$65	$39

Residential Asset Mortgage Products, Inc.
0.541% due 11/25/2036		8	8
0.551% due 10/25/2036		192	178

Residential Asset Securities Corp.
0.541% due 11/25/2036		488	468

Saxon Asset Securities Trust
0.531% due 10/25/2046		353	338

Securitized Asset-Backed Receivables LLC Trust
0.521% due 09/25/2036		64	61
0.531% due 12/25/2036		979	816

SLM Student Loan Trust
3.525% due 07/25/2017		256	249
3.575% due 04/25/2019		6,400	5,003
3.985% due 01/25/2017		1,500	1,325
5.035% due 04/25/2023		23,400	21,962

Soundview Home Equity Loan Trust
0.531% due 11/25/2036		191	175
0.571% due 10/25/2036		23	23
1.271% due 10/25/2037		467	416

Specialty Underwriting & Residential Finance
0.501% due 06/25/2037		7	7
0.516% due 11/25/2037		21	20

Structured Asset Investment Loan Trust
0.521% due 07/25/2036		47	43

Structured Asset Securities Corp.
0.521% due 10/25/2036		429	396
4.900% due 04/25/2035		1,101	542

Truman Capital Mortgage Loan Trust
0.811% due 01/25/2034		15	15

Washington Mutual Asset-Backed Certificates
0.521% due 01/25/2037		431	389

Wells Fargo Home Equity Trust
0.521% due 01/25/2037		343	330
0.721% due 12/25/2035		290	271

Total Asset-Backed Securities (Cost $131,207)			120,170

SOVEREIGN ISSUES 0.1%

Colombia Government International Bond
10.000% due 01/23/2012		350	393

Export-Import Bank of Korea
4.428% due 10/04/2011		1,600	1,605

Total Sovereign Issues (Cost $1,950)			1,998

FOREIGN CURRENCY-DENOMINATED ISSUES 4.0%

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	3,400	2,674

Green Valley Ltd.
8.993% due 01/10/2011		500	673

Japan Government CPI Linked Bond
0.800% due 12/10/2015	JPY	554,040	5,290
1.100% due 12/10/2016		959,740	9,204
1.200% due 06/10/2017		1,275,960	12,224
1.200% due 12/10/2017		1,350,320	12,920
1.400% due 06/10/2018		754,800	7,272

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014	EUR	1,750	219
5.316% due 04/05/2011		23	3

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	500	$316

Total Foreign Currency-Denominated Issues (Cost $48,168)			50,795

		SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

Bank of America Corp.
7.250% due 10/29/2049		1,000	652

Wachovia Corp.
7.500% due 10/29/2049		800	600

Total Convertible Preferred Stocks (Cost $1,800)			1,252

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.2%

CERTIFICATES OF DEPOSIT 2.7%

Nordea Bank Finland PLC
5.308% due 04/09/2009		$2,300	2,300

Sao Paolo IMI NY
2.826% due 06/09/2010		14,000	14,015

Unicredito Italiano NY
1.640% due 05/18/2009		18,400	18,400

			34,715

COMMERCIAL PAPER 0.1%

Morgan Stanley
3.800% due 01/22/2009		1,440	1,437

REPURCHASE AGREEMENTS 11.4%

Credit Suisse Securities (USA) LLC
0.150% due 01/05/2009		50,000	50,000
(Dated 12/31/2008. Collateralized by Fannie Mae 5.500% due 06/01/2038 valued at $51,285. Repurchase proceeds are $50,000.)

Deutsche Bank AG
0.200% due 01/23/2009		6,530	6,530
(Dated 12/11/2008. Collateralized by U.S. Treasury Inflation Protected Securities 4.250% due 01/15/2010 valued at $6,584. Repurchase proceeds are $6,530.)

Goldman Sachs & Co.
0.120% due 01/05/2009		63,900	63,900
(Dated 12/30/2008. Collateralized by Freddie Mac 5.000% due 08/01/2038 valued at $65,297. Repurchase proceeds are $63,900.)

JPMorgan Chase Bank N.A.
0.010% due 01/14/2009		3,084	3,084
(Dated 12/16/2008. Collateralized by U.S. Treasury Notes 3.625% due 12/31/2012 valued at $3,042. Repurchase proceeds are $3,084.)
0.020% due 01/02/2009		15,000	15,000
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 2.125% due 04/30/2010 valued at $15,154. Repurchase proceeds are $15,000.)
0.030% due 01/07/2009		7,074	7,074
(Dated 12/05/2008. Collateralized by U.S. Treasury Notes 4.250% due 11/15/2017 valued at $7,347. Repurchase proceeds are $7,074.)

			145,588

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.980% due 05/15/2009 (d)	$1,720	$1,709

U.S. TREASURY BILLS 5.9%
0.215% due 01/02/2009 - 06/11/2009 (b)(d)	75,245	75,070

Total Short-Term Instruments (Cost $258,677)		258,519

VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $124)	$356

Total Investments 213.3% (Cost $2,758,487)	$2,723,714

Written Options (i) (0.3%) (Premiums $1,496)	(4,200)

Other Assets and Liabilities (Net) (113.0%)	(1,442,609)

Net Assets 100.0%	$1,276,905

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $48,625 and cash of $2,000 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $142,455 at a weighted average interest rate of 1.918%. On December 31, 2008, securities valued at $288,687 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $479 and cash of $3,613 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2009	74	$482
90-Day Euribor June Futures	Long	06/2009	176	1,197
90-Day Euribor September Futures	Long	09/2009	74	528
90-Day Eurodollar December Futures	Long	12/2009	170	952
90-Day Eurodollar June Futures	Long	06/2009	671	3,937
90-Day Eurodollar June Futures	Long	06/2010	24	47
90-Day Eurodollar March Futures	Long	03/2010	185	648
90-Day Eurodollar September Futures	Long	09/2009	346	2,430
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 155.000	Long	03/2009	177	(2)
U.S. Treasury 10-Year Note March Futures	Long	03/2009	100	192
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	248	2,023
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	56	394

				$12,828

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ace INA Holdings, Inc.	BOA	(0.500%	)	03/20/2018	1.000%	$1,500	$59	$0	$59
Alcoa, Inc.	BCLY	(1.200%	)	09/20/2013	6.624%	2,000	387	0	387
Alcoa, Inc.	GSC	(1.320%	)	09/20/2018	6.297%	1,000	278	0	278
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.783%	800	15	0	15
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	1.500%	4,400	141	0	141
Baxter International, Inc.	BOA	(0.310%	)	06/20/2018	0.519%	1,400	24	0	24
Bear Stearns Cos., Inc.	BNP	(0.810%	)	12/20/2017	1.113%	1,000	23	0	23
Bear Stearns Cos., Inc.	CSFB	(0.760%	)	12/20/2017	1.113%	1,600	43	0	43
Bear Stearns Cos., Inc.	DUB	(0.870%	)	03/20/2018	1.113%	1,000	19	0	19
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.726%	1,300	16	0	16
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.781%	1,000	14	0	14
Cigna Corp.	MSC	(1.210%	)	03/20/2018	2.601%	2,000	193	0	193
Constellation Energy Group, Inc.	JPM	(0.665%	)	06/20/2012	5.377%	4,400	605	0	605
Constellation Energy Group, Inc.	JPM	(0.960%	)	06/20/2015	4.968%	200	38	0	38
Exelon Corp.	CITI	(0.960%	)	06/20/2015	4.783%	1,000	183	0	183
Falconbridge Ltd.	BOA	(0.910%	)	06/20/2012	7.042%	1,000	169	0	169
FirstEnergy Corp.	RBS	(0.500%	)	12/20/2011	1.250%	1,000	21	0	21
Genworth Financial, Inc.	BCLY	(0.960%	)	06/20/2018	23.050%	900	485	0	485
Genworth Financial, Inc.	DUB	(0.980%	)	06/20/2018	23.050%	1,300	700	0	700
GMAC LLC	CITI	(5.000%	)	09/20/2012	8.183%	900	85	0	85
Goldman Sachs Group, Inc.	CITI	(1.130%	)	03/20/2018	2.580%	3,000	300	0	300
HCP, Inc.	GSC	(2.910%	)	03/20/2018	10.315%	3,000	885	0	885

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Real Return Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	8.340%	$900	$200	$0	$200
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	4.550%	1,000	125	0	125
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	5.035%	5,000	928	0	928
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.795%	2,000	(5)	0	(5)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.795%	2,000	23	0	23
Masco Corp.	BCLY	(0.870%	)	12/20/2012	4.800%	1,000	127	0	127
Masco Corp.	CITI	(1.910%	)	12/20/2016	4.240%	1,500	185	0	185
Masco Corp.	DUB	(0.840%	)	12/20/2012	4.800%	1,400	179	0	179
Merrill Lynch & Co., Inc.	CITI	(1.380%	)	06/20/2018	1.363%	800	(2)	0	(2)
Nordstrom, Inc.	BOA	(0.990%	)	03/20/2018	5.139%	700	158	0	158
Prologis	MSC	(1.320%	)	06/20/2018	11.553%	1,500	577	0	577
Rexam PLC	BCLY	(1.450%	)	06/20/2013	5.742%	1,200	179	0	179
Sempra Energy	DUB	(0.670%	)	06/20/2018	1.016%	1,000	27	0	27
Simon Property Group LP	RBS	(1.010%	)	12/20/2015	6.723%	800	208	0	208
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	1.870%	1,500	79	0	79
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	6.247%	1,000	260	0	260
Telecom Italia Capital S.A.	GSC	(1.550%	)	06/20/2018	4.178%	900	145	0	145
Travelers Cos., Inc.	GSC	(0.590%	)	06/20/2018	1.020%	1,500	52	0	52
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.494%	2,500	14	0	14
Wachovia Corp.	CITI	(2.325%	)	06/20/2017	1.230%	2,000	(160)	0	(160)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	1.522%	3,200	179	0	179
Yum! Brands, Inc.	BOA	(1.245%	)	03/20/2018	1.600%	2,000	51	0	51

							$8,212	$0	$8,212

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Bear Stearns Cos., Inc.	CITI	0.720%	09/20/2012	0.986%	$500	$(5)	$0	$(5)
Ford Motor Credit Co. LLC	BCLY	3.800%	09/20/2012	10.510%	200	(37)	0	(37)
Ford Motor Credit Co. LLC	JPM	3.850%	09/20/2012	10.510%	300	(56)	0	(56)
Ford Motor Credit Co. LLC	MSC	3.800%	09/20/2012	10.510%	800	(150)	0	(150)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	4.551%	1,000	(24)	0	(24)
GMAC LLC	BCLY	3.050%	09/20/2012	8.183%	200	(31)	0	(31)
GMAC LLC	BOA	7.000%	09/20/2012	8.183%	600	(20)	0	(20)
GMAC LLC	GSC	3.400%	06/20/2011	8.475%	700	(75)	0	(75)
GMAC LLC	GSC	3.050%	09/20/2012	8.183%	1,000	(154)	0	(154)
GMAC LLC	MSC	6.850%	06/20/2012	8.224%	500	(18)	0	(18)
GMAC LLC	MSC	7.300%	09/20/2012	8.183%	5,100	(124)	0	(124)
Goldman Sachs Group, Inc.	BCLY	0.770%	09/20/2012	3.017%	600	(44)	0	(44)
Goldman Sachs Group, Inc.	CSFB	0.740%	09/20/2012	3.017%	500	(38)	0	(38)

						$(776)	$0	$(776)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 Index	BCLY	(2.750%	)	06/20/2012	$5,782	$976	$253	$723
CDX.HY-8 Index	BOA	(2.750%	)	06/20/2012	3,332	563	79	484
CDX.HY-8 Index	DUB	(2.750%	)	06/20/2012	5,880	993	261	732
CDX.HY-8 Index	JPM	(2.750%	)	06/20/2012	15,778	2,666	497	2,169
CDX.HY-8 Index	MLP	(2.750%	)	06/20/2012	191	32	8	24
CDX.IG-8 5-Year Index	BCLY	(0.350%	)	06/20/2012	2,147	130	30	100
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	19,325	982	158	824
CDX.IG-9 10-Year Index	BOA	(0.800%	)	12/20/2017	3,514	178	15	163
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	4,685	239	22	217
CDX.IG-9 10-Year Index	JPM	(0.800%	)	12/20/2017	1,659	85	8	77
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	12,493	635	167	468
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	878	1	(25)	26
CDX.XO-8 Index	BOA	(1.400%	)	06/20/2012	600	113	24	89

						$7,593	$1,497	$6,096

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-9 Index 25-35%	MLP	6.510%	12/20/2012	$300	$(34)	$0	$(34)
CDX.HY-9 Index 25-35%	MLP	6.690%	12/20/2012	700	(74)	0	(74)
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	2,800	(835)	(474)	(361)

					$(943)	$(474)	$(469)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Month EUR-CPTFEMU Index	2.275%	10/15/2016	UBS	EUR	2,700	$26	$0	$26
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		2,500	114	0	114
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		2,500	121	(7)	128
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		3,700	196	4	192
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		5,100	176	(11)	187
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY		600	15	0	15
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		600	17	0	17
Pay	1-Month EUR-FRCPXTOB Index	1.983%	03/15/2012	BNP		1,900	60	4	56
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		2,100	50	0	50
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		700	21	0	21
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		300	8	0	8
Pay	1-Month EUR-FRCPXTOB Index	1.980%	04/30/2012	BCLY		900	22	0	22
Pay	1-Month EUR-FRCPXTOB Index	2.150%	01/19/2016	BNP		15,000	372	9	363
Pay	1-Month EUR-FRCPXTOB Index	2.350%	10/15/2016	UBS		2,700	(44)	0	(44)
Pay	1-Month EUR-FRCPXTOB Index	2.353%	10/15/2016	JPM		2,500	(35)	0	(35)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	3,000	9	9	0
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		12,500	(342)	(222)	(120)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		21,600	(444)	(6)	(438)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(276)	(125)	(151)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		17,000	45	(68)	113
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		8,500	23	(24)	47
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	8	3	5
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	44	4	40
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS	AUD	104,100	3,120	3	3,117
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	CSFB		$37,200	965	251	714
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	DUB		49,700	1,289	261	1,028
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MLP		8,000	208	(32)	240
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		89,100	2,312	982	1,330
Pay	3-Month USD-LIBOR	4.000%	06/17/2016	BOA		5,300	517	397	120
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		15,000	(1,785)	284	(2,069)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CITI		6,600	(785)	(586)	(199)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		22,900	(2,725)	390	(3,115)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		6,600	(786)	219	(1,005)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		12,300	(1,463)	235	(1,698)
Receive	3-Month USD-LIBOR	5.000%	12/20/2021	DUB		5,400	(1,361)	374	(1,735)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	BOA		13,400	(3,671)	133	(3,804)
Receive	3-Month USD-LIBOR	5.000%	12/17/2023	MLP		11,900	(3,260)	6	(3,266)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		7,300	(1,020)	(1,121)	101
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RBS		2,600	(363)	(314)	(49)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BCLY		1,000	(338)	(5)	(333)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		5,500	(1,862)	33	(1,895)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		8,000	(181)	(683)	502

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Real Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CSFB		$5,300	$(120)	$(324)	$204
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	DUB		200	(4)	(12)	8
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(4)	(9)	5
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		25,500	(11,597)	(1,362)	(10,235)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		18,500	(8,414)	(765)	(7,649)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		20,400	(9,278)	484	(9,762)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	DUB		200	(91)	(16)	(75)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		7,800	(3,547)	(224)	(3,323)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		1,000	(454)	(64)	(390)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		3,300	(1,501)	(228)	(1,273)
Pay	6-Month AUD Bank Bill	7.000%	12/15/2009	BCLY	AUD	13,700	340	7	333
Pay	6-Month AUD Bank Bill	7.000%	12/15/2009	MSC		14,400	357	8	349
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	CITI		4,700	82	(3)	85
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	DUB		18,700	326	(16)	342
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	JPM		3,100	54	(2)	56
Pay	6-Month AUD Bank Bill	6.500%	01/15/2010	RBC		1,900	33	(2)	35
Pay	6-Month AUD Bank Bill	5.250%	06/15/2011	DUB		46,200	960	(58)	1,018
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	DUB	EUR	13,200	282	(7)	289
Pay	6-Month EUR-LIBOR	4.500%	03/19/2010	MSC		13,100	280	(7)	287
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY		2,100	101	(22)	123
Pay	6-Month EUR-LIBOR	4.500%	03/18/2011	GSC		8,500	409	(18)	427
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY	GBP	6,300	63	(65)	128
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	MSC		34,800	1,224	(91)	1,315
Pay	6-Month GBP-LIBOR	6.000%	03/20/2010	DUB		4,900	268	83	185
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	CSFB		4,600	235	(137)	372
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS		6,700	343	(208)	551
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	DUB		4,800	464	40	424
Pay	6-Month GBP-LIBOR	5.000%	03/20/2013	JPM		5,000	484	(19)	503
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	MSC		5,800	622	(92)	714
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	HSBC		10,500	1,288	95	1,193
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	RBS		17,300	2,123	(433)	2,556
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		5,700	(533)	111	(644)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	CSFB		1,800	(168)	38	(206)
Receive	6-Month GBP-LIBOR	4.250%	06/12/2036	HSBC		2,500	(547)	77	(624)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	BCLY		4,600	(1,453)	(30)	(1,423)
Receive	6-Month GBP-LIBOR	4.500%	03/18/2039	HSBC		2,700	(853)	(214)	(639)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	BCLY		1,500	(671)	(152)	(519)
Receive	6-Month GBP-LIBOR	5.000%	03/18/2039	GSC		1,200	(537)	(137)	(400)
Pay	28-Day MXN TIIE	8.720%	09/05/2016	BCLY	MXN	17,000	34	0	34
Pay	28-Day MXN TIIE	8.170%	11/04/2016	CITI		30,200	(10)	16	(26)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC		15,300	(5)	(3)	(2)
Pay	28-Day MXN TIIE	8.330%	02/14/2017	BCLY		11,100	4	0	4
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		$9,200	(1,551)	(1,587)	36
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	RBS		4,400	(741)	170	(911)
Pay	GBP-UKRPI Index	3.103%	11/14/2016	UBS	GBP	5,000	560	0	560
Pay	GBP-UKRPI Index	3.250%	12/14/2017	BCLY		1,400	159	6	153
Pay	GBP-UKRPI Index	3.183%	12/19/2017	RBS		3,400	375	6	369
Pay	GBP-UKRPI Index	3.110%	01/03/2018	GSC		3,200	409	0	409
Pay	GBP-UKRPI Index	3.440%	09/10/2027	RBS		1,100	23	0	23
Pay	USD-CPI Urban Consumers Index	2.980%	03/06/2018	MSC		$5,700	849	0	849

							$(40,331)	$(4,769)	$(35,562)

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	$1,800	$19	$60
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	1,100	12	37
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	900	10	30
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	4,300	46	143
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	2,100	22	86

							$109	$356

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Ginnie Mae 6.500% due 02/01/2039	$111.000	02/12/2009	$18,000	$2	$0
Put - OTC Fannie Mae 5.000% due 01/01/2039	65.031	02/05/2009	52,200	6	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	70.000	01/06/2009	28,800	3	0
Put - OTC Fannie Mae 6.000% due 01/01/2039	68.000	02/05/2009	25,000	3	0
Put - OTC Fannie Mae 6.500% due 01/01/2039	86.500	01/06/2009	4,000	0	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	65.000	01/05/2009	4,300	1	0

				$15	$0

(i)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$98.500	03/16/2009	90	$15	$14

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	$400	$10	$35
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	10,400	70	112
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	193	990
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	29
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	400	13	49
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	12,800	269	946
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	3,300	31	36
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	300	10	37
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	05/06/2009	7,500	189	556
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	6,800	48	74
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	1,400	46	173
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	700	21	93
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	5.365%	09/20/2010	6,000	189	990
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	189	29

							$1,481	$4,186

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	406	$168,000	$4,745
Sales	4,297	46,890	4,384
Closing Buys	(2,480)	(146,590)	(5,778)
Expirations	(1,869)	0	(1,758)
Exercised	(264)	0	(97)

Balance at 12/31/2008	90	$68,300	$1,496

(j)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value (1)
Fannie Mae	5.500%	02/01/2039	$49,700	$50,892	$50,795
Fannie Mae	6.000%	01/01/2023	1,200	1,228	1,244
Freddie Mac	4.500%	01/01/2023	1,200	1,210	1,227
Freddie Mac	6.000%	01/01/2039	3,500	3,583	3,610
Freddie Mac	6.000%	02/01/2038	3,500	3,597	3,595
Ginnie Mae	5.500%	01/01/2039	200	201	206
Ginnie Mae	6.500%	01/01/2039	18,000	18,554	18,717
Treasury Inflation Protected Securities	4.250%	01/15/2010	13,806	13,786	13,576

				$93,051	$92,970

(1)	Market value includes $13 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Real Return Portfolio  (Cont.)

(k)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	CITI	1,873	01/2009	$94	$0	$94
Sell		CITI	608	01/2009	0	(29)	(29)
Sell		HSBC	1,576	01/2009	0	(2)	(2)
Sell		MSC	559	01/2009	0	(9)	(9)
Sell		RBS	188	01/2009	1	0	1
Sell	BRL	BCLY	1,984	02/2009	0	(64)	(64)
Buy		UBS	9,925	02/2009	0	(300)	(300)
Sell	CHF	MSC	910	03/2009	0	(92)	(92)
Buy	CNY	BCLY	12,061	05/2009	0	(1)	(1)
Buy		DUB	13,392	07/2009	0	(150)	(150)
Buy		HSBC	13,907	07/2009	0	(127)	(127)
Buy		BCLY	17,872	09/2009	0	(80)	(80)
Buy		CITI	5,860	09/2009	0	(7)	(7)
Buy		HSBC	18,841	09/2009	0	(81)	(81)
Sell	EUR	RBS	8,065	01/2009	0	(1,020)	(1,020)
Sell	GBP	BCLY	2,096	01/2009	97	0	97
Sell		CITI	1,712	01/2009	77	0	77
Buy		RBS	463	01/2009	0	(27)	(27)
Sell		UBS	1,518	01/2009	69	0	69
Sell	JPY	BCLY	787,051	01/2009	0	(422)	(422)
Sell		BNP	10,000	01/2009	0	(6)	(6)
Sell		CITI	778,874	01/2009	0	(395)	(395)
Buy		HSBC	147,414	01/2009	49	0	49
Sell		HSBC	11,788	01/2009	0	(3)	(3)
Sell		RBS	36,346	01/2009	0	(11)	(11)
Sell		UBS	1,443,001	01/2009	0	(778)	(778)
Buy	MXN	CITI	4,052	05/2009	0	(89)	(89)
Sell	MYR	DUB	3,075	02/2009	0	(6)	(6)
Buy		JPM	2,934	02/2009	0	(71)	(71)
Buy	PHP	BCLY	1,200	02/2009	0	(2)	(2)
Buy		DUB	600	02/2009	0	(1)	(1)
Sell		DUB	5,091	02/2009	0	(1)	(1)
Buy		HSBC	1,390	02/2009	0	(2)	(2)
Buy		JPM	2,510	02/2009	0	(3)	(3)
Buy		MSC	1,700	02/2009	0	(2)	(2)
Buy		RBS	500	02/2009	0	(1)	(1)
Buy	PLN	HSBC	11,607	05/2009	0	(1,269)	(1,269)
Sell		UBS	11,279	05/2009	0	(80)	(80)
Buy	RUB	BCLY	823	05/2009	0	(1)	(1)
Sell		BCLY	23,829	05/2009	18	0	18
Buy		HSBC	20,751	05/2009	0	(248)	(248)
Buy		JPM	2,255	05/2009	0	(18)	(18)
Buy	SGD	CITI	2,612	04/2009	21	0	21
Buy		DUB	1,653	04/2009	25	0	25
Buy		HSBC	644	04/2009	6	0	6
Buy		RBS	1,094	04/2009	14	0	14
Buy		UBS	814	04/2009	14	0	14
Buy		HSBC	983	07/2009	1	0	1

					$486	$(5,398)	$(4,912)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$600	$2,723,114	$0	$2,723,714
Short Sales, at value	0	(92,970)	0	(92,970)
Other Financial Instruments ++	12,828	(35,094)	3,483	(18,783)

Total	$13,428	$2,595,050	$3,483	$2,611,961

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$12,217	$(3,197)	$34	$346	$(2,119)	$(7,281)	$0
Other Financial Instruments ++	(342)	0	0	0	3,793	32	3,483

Total	$11,875	$(3,197)	$34	$346	$1,674	$(7,249)	$3,483

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	19

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(o), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

20	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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December 31, 2008

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(q) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the

24	PIMCO Variable Insurance Trust

December 31, 2008

underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(s) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the

“Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by

26	PIMCO Variable Insurance Trust

December 31, 2008

the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$4,506	$0

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$25,165,904	$24,833,634	$514,653	$244,235

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,770	$47,376	836	$10,073
Administrative Class	65,795	833,470	29,595	357,076
Advisor Class	3,127	39,984	1,118	13,552
Issued as reinvestment of distributions
Institutional Class	186	2,257	195	2,359
Administrative Class	3,757	46,068	4,012	48,596
Advisor Class	79	969	34	413
Cost of shares redeemed
Institutional Class	(1,363)	(16,587)	(1,432)	(17,391)
Administrative Class	(50,219)	(612,120)	(34,142)	(411,698)
Advisor Class	(2,347)	(28,788)	(305)	(3,742)
Net increase (decrease) resulting from Portfolio share transactions	22,785	$312,629	(89)	$(762)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	93
Administrative Class	7	73
Advisor Class	4	89

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s

parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)
$69,370	$2,515	$(158,956)	$(4,998)	$0	$(87,335)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,869,321	$54,283	$(199,890)	$(145,607)

(4)	Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

28	PIMCO Variable Insurance Trust

December 31, 2008

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$50,718	$0	$0
12/31/2007	52,582	11	0

(5)	Includes short-term capital gains, if any, distributed.

Annual Report	December 31, 2008	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

30	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

Annual Report	December 31, 2008	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement  (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

36	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
RealEstateRealReturn Strategy Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Glossary	22
Privacy Policy	23
Management of the Trust	24
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	26

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the RealEstateRealReturn Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO RealEstateRealReturn Strategy Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	49.9%
U.S. Government Agencies	32.0%
Corporate Bonds & Notes	8.6%
Short-Term Instruments	8.0%
Asset-Backed Securities	1.5%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (09/30/05)
PIMCO RealEstateRealReturn Strategy Portfolio Administrative Class	-46.68%	-14.29%
Dow Jones Wilshire Real Estate Investment Trust Index±	-39.20%	-10.51%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.99% for Administrative Class shares.

± Dow Jones Wilshire Real Estate Investment Trust Index, a subset of the Wilshire Real Estate Securities Index (WRESI), is an unmanaged index comprised of U.S. publicly traded Real Estate Investment Trusts. Effective July 1, 2007, the Portfolio began tracking its performance against a float-adjusted version of the Index as the full-market-cap version of the index ceased to be disseminated on June 30, 2007. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$532.57	$1,020.41
Expenses Paid During Periodà	$3.62	$4.77

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»	Returns for Real Estate Investment Trusts (“REITs”) declined over the period, which detracted from total return performance, through derivative exposure to the Portfolio’s benchmark index.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from performance as U.S. TIPS underperformed the assumed one-month LIBOR financing cost of gaining REIT index exposure.

»	Positioning for a steeper U.S. nominal yield curve benefited performance as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield.

»	A U.K. yield curve-steepening bias benefited performance as the two-year U.K. Gilt yield declined more than the 30-year yield.

»	Exposure to U.S. corporate bonds in the finance sector detracted from performance as spreads over U.S. Treasuries increased.

»	Holdings of U.S. agency mortgage-backed securities detracted from performance as mortgage spreads widened.

4	PIMCO Variable Insurance Trust

Financial Highlights  RealEstateRealReturn Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	12/31/2006	09/30/2005-12/31/2005

Administrative Class
Net asset value beginning of year or period	$8.74	$12.22	$10.21	$10.00
Net investment income (a)	0.26	0.48	0.44	0.19
Net realized/unrealized gain (loss) on investments	(4.34)	(1.89)	2.31	0.02
Total income (loss) from investment operations	(4.08)	(1.41)	2.75	0.21
Dividends from net investment income	0.00	(2.07)	(0.74)	0.00
Total distributions	0.00	(2.07)	(0.74)	0.00
Net asset value end of year or period	$4.66	$8.74	$12.22	$10.21
Total return	(46.68)%	(12.67)%	27.38%	2.10%
Net assets end of year or period (000s)	$3,487	$4,685	$4,434	$3,062
Ratio of expenses to average net assets	0.94%	0.99%	0.90%	0.89	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.89%	0.89	%*(b)
Ratio of net investment income to average net assets	3.33%	4.30%	3.88%	7.78	%*
Portfolio turnover rate	1,419%	1,186%	1,213%	163%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.83%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities   RealEstateRealReturn Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$5,739
Repurchase agreements, at value	500
Cash	128
Deposits with counterparty	77
Foreign currency, at value	49
Receivable for investments sold	1,107
Receivable for Portfolio shares sold	40
Interest and dividends receivable	20
Swap premiums paid	84
Unrealized appreciation on foreign currency contracts	3
Unrealized appreciation on swap agreements	762
Other assets	21
8,530

Liabilities:
Payable for reverse repurchase agreements	$487
Payable for investments purchased	126
Payable for investments purchased on a delayed-delivery basis	2,871
Payable for short sales	1,128
Written options outstanding	30
Accrued investment advisory fee	1
Accrued administrative fee	1
Swap premiums received	26
Unrealized depreciation on foreign currency contracts	26
Unrealized depreciation on swap agreements	347
5,043

Net Assets	$3,487

Net Assets Consist of:
Paid in capital	$4,107
(Overdistributed) net investment income	(484)
Accumulated undistributed net realized (loss)	(646)
Net unrealized appreciation	510
$3,487

Net Assets:
Administrative Class	$3,487

Shares Issued and Outstanding:
Administrative Class	748

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$4.66

Cost of Investments Owned	$5,625
Cost of Repurchase Agreements Owned	$500
Cost of Foreign Currency Held	$48
Proceeds Received on Short Sales	$1,106
Premiums Received on Written Options	$8

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  RealEstateRealReturn Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$199
Total Income	199

Expenses:
Investment advisory fees	23
Administrative fees	12
Servicing fees – Administrative Class	7
Interest expense	2
Total Expenses	44

Net Investment Income	155

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(765)
Net realized (loss) on futures contracts, written options and swaps	(2,547)
Net realized gain on foreign currency transactions	67
Net change in unrealized appreciation on investments	79
Net change in unrealized appreciation on futures contracts, written options and swaps	414
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(35)
Net (Loss)	(2,787)

Net (Decrease) in Net Assets Resulting from Operations	$(2,632)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets   RealEstateRealReturn Strategy Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$155	$204
Net realized (loss)	(3,245)	(1,164)
Net change in unrealized appreciation	458	301
Net (decrease) resulting from operations	(2,632)	(659)

Distributions to Shareholders:
From net investment income
Administrative Class	0	(911)

Total Distributions	0	(911)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	2,740	1,585
Issued as reinvestment of distributions
Administrative Class	0	911
Cost of shares redeemed
Administrative Class	(1,306)	(675)
Net increase resulting from Portfolio share transactions	1,434	1,821

Total Increase (Decrease) in Net Assets	(1,198)	251

Net Assets:
Beginning of year	4,685	4,434
End of year*	$3,487	$4,685

*Including (overdistributed) net investment income of:	$(484)	$(9)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments RealEstateRealReturn Strategy Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 15.3%

BANKING & FINANCE 9.6%

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	$100	$103

Citigroup Funding, Inc.
3.556% due 05/07/2010	100	95

General Electric Capital Corp.
6.375% due 11/15/2067	100	63

Hartford Financial Services Group, Inc.
6.000% due 01/15/2019	100	73

		334

INDUSTRIALS 2.8%

Philip Morris International, Inc.
5.650% due 05/16/2018	100	99

UTILITIES 2.9%

AT&T, Inc.
5.600% due 05/15/2018	100	102

Total Corporate Bonds & Notes (Cost $600)		535

U.S. GOVERNMENT AGENCIES 57.3%

Fannie Mae
5.500% due 06/01/2038	91	93

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
6.000% due 09/01/2036 - 07/01/2037	$531	$547
6.500% due 04/01/2038 (b)	495	515

Freddie Mac
5.500% due 02/01/2038 - 04/01/2038	721	739
6.000% due 01/01/2039	100	103

Total U.S. Government Agencies (Cost $1,937)		1,997

U.S. TREASURY OBLIGATIONS 89.3%

Treasury Inflation Protected Securities (a)
1.875% due 07/15/2015	78	74
2.000% due 01/15/2014	347	329
2.000% due 01/15/2026	538	508
2.375% due 01/15/2017	54	53
2.375% due 01/15/2025	964	948
2.375% due 01/15/2027	244	245
2.500% due 07/15/2016	847	840
2.625% due 07/15/2017	113	116

Total U.S. Treasury Obligations (Cost $2,988)		3,113

ASSET-BACKED SECURITIES 2.7%

SLM Student Loan Trust
5.035% due 04/25/2023	100	94

Total Asset-Backed Securities (Cost $100)		94

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 14.3%

REPURCHASE AGREEMENTS 14.3%

Credit Suisse Securities (USA) LLC
0.000% due 01/02/2009	$500	$500

(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.125% due 11/30/2009 valued at $512. Repurchase proceeds are $500.)
Total Short-Term Instruments (Cost $500)		500

PURCHASED OPTIONS (e) 0.0%
(Cost $0)		0

Total Investments 178.9% (Cost $6,125)		$6,239

Written Options (f) (0.9%) (Premiums $8)		(30)

Other Assets and Liabilities (Net) (78.0%)		(2,722)

Net Assets 100.0%		$3,487

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $460 at a weighted average interest rate of 2.502%. On December 31, 2008, securities valued at $515 were pledged as collateral for reverse repurchase agreements.
(c)	Cash of $77 has been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2010	2	$11
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	1	8
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1	7

				$26

(d)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Hartford Financial Services Group, Inc. (5)	CSFB	(5.000%	)	12/20/2018	4.705%	$100	$(2)	$9	$(11)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-8 Index	UBS	(2.750%	)	06/20/2012	$98	$17	$4	$13

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  RealEstateRealReturn Strategy Portfolio  (Cont.)

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Affiliated company.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.261%	07/14/2011	JPM	EUR	100	$6	$0	$6
Pay	1-Month EUR-FRCPXTOB Index	1.976%	12/15/2011	GSC		600	21	(1)	22
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		100	3	0	3
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY	BRL	200	(4)	(4)	0
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		100	2	0	2
Pay	3-Month USD-LIBOR	4.000%	12/17/2013	MSC		$400	34	(1)	35
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	RBS		600	48	40	8
Pay	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		500	109	6	103
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		800	(95)	16	(111)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		100	(14)	(12)	(2)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		200	(91)	3	(94)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		200	(91)	(6)	(85)
Pay	6-Month GBP-LIBOR	5.000%	12/19/2009	BCLY	GBP	100	3	0	3
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC		100	11	(2)	13
Pay	6-Month JPY-LIBOR	1.500%	12/17/2013	RBS	JPY	30,000	9	6	3

							$(49)	$45	$(94)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	DWRTT Index	98	1-Month USD-LIBOR	$151	01/31/2009	CSFB	$(44)
Receive	DWRTT Index	909	1-Month USD-LIBOR	2,310	01/31/2009	CSFB	405
Receive	DWRTT Index	114	1-Month USD-LIBOR less 0.150%	300	11/30/2009	JPM	40
Receive	DWRTT Index	138	1-Month USD-LIBOR plus 0.100%	331	10/30/2009	MLP	61
Receive	DWRTT Index	101	1-Month USD-LIBOR less 0.300%	256	07/31/2009	UBS	45

							$507

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(e)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$90.000	02/20/2009	5	$0	$0

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 01/01/2039	$110.000	01/06/2009	$100	$0	$0
Call - OTC Fannie Mae 5.500% due 02/01/2039	109.500	02/05/2009	800	0	0
Call - OTC Freddie Mac 6.000% due 01/01/2039	110.000	01/06/2009	100	0	0
Call - OTC U.S. Treasury Note 2.125% due 04/30/2010	102.625	02/13/2009	100	0	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2027	65.000	01/13/2009	243	0	0
Put - OTC Treasury Inflation Protected Securities 2.500% due 07/15/2016	65.000	01/13/2009	846	0	0

				$0	$0

(f)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.300%	02/02/2009	$300	$8	$30

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	2	$400	$11
Sales	7	300	13
Closing Buys	(7)	(400)	(15)
Expirations	0	0	0
Exercised	(2)	0	(1)

Balance at 12/31/2008	0	$300	$8

(g)	Short sales outstanding on December 31, 2008:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2039	$100	$99	$102
Fannie Mae	5.500%	01/01/2039	800	802	820
Freddie Mac	6.000%	01/01/2039	100	102	103
Freddie Mac	6.000%	12/01/2099	100	103	103

				$1,106	$1,128

(h)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	CITI	12	01/2009	$1	$0	$1
Sell	BRL	BCLY	31	02/2009	1	0	1
Buy		RBC	64	06/2009	0	(7)	(7)
Sell	CHF	MSC	5	03/2009	0	(1)	(1)
Buy	CNY	BCLY	89	05/2009	0	0	0
Buy		HSBC	203	09/2009	0	(1)	(1)
Sell	EUR	BCLY	1	01/2009	0	0	0
Sell		RBS	39	01/2009	0	(5)	(5)
Sell	GBP	CITI	26	01/2009	1	0	1
Sell	JPY	BCLY	116	01/2009	0	0	0
Sell		CITI	117	01/2009	0	0	0
Sell		UBS	216	01/2009	0	0	0
Sell	MXN	DUB	19	05/2009	0	0	0
Sell	MYR	DUB	16	02/2009	0	0	0
Buy		JPM	16	02/2009	0	0	0
Sell	PHP	DUB	75	02/2009	0	0	0
Buy		JPM	62	02/2009	0	0	0
Buy	PLN	HSBC	69	05/2009	0	(8)	(8)
Sell		JPM	68	05/2009	0	0	0
Sell	RUB	BCLY	303	05/2009	0	0	0
Buy		HSBC	303	05/2009	0	(4)	(4)
Buy	SGD	DUB	15	04/2009	0	0	0
Buy		RBS	10	04/2009	0	0	0
Buy		HSBC	14	07/2009	0	0	0

					$3	$(26)	$(23)

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$6,239	$0	$6,239
Short Sales, at value	0	(1,128)	0	(1,128)
Other Financial Instruments ++	26	331	31	388

Total	$26	$5,442	$31	$5,499

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$0	$0	$0	$0	$0	$0
Other Financial Instruments ++	(7)	0	0	0	38	0	31

Total	$(7)	$0	$0	$0	$38	$0	$31

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	11

Notes to Financial Statements

1.  ORGANIZATION

The RealEstateRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/

12	PIMCO Variable Insurance Trust

December 31, 2008

asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation

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Notes to Financial Statements (Cont.)

margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the

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Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements   Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the

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Notes to Financial Statements (Cont.)

exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed

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income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(q) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer,

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its supervisory and administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), supervisory and administrative fees and other expenses borne by the Portfolio not covered by the supervisory and administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2008, the recoverable amount to the Administrator was $20,732.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio,

18	PIMCO Variable Insurance Trust

December 31, 2008

including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$127,837	$131,175	$4,323	$3,983

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	372	$2,740	140	$1,585
Issued as reinvestment of distributions
Administrative Class	0	0	91	911
Cost of shares redeemed
Administrative Class	(160)	(1,306)	(58)	(675)
Net increase resulting from Portfolio share transactions	212	$1,434	173	$1,821

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	100	*

*	Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 0	$0	$15	$(12)	$(596)	$(27)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$596	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$6,125	$190	$(76)	$114

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$0	$0	$0
12/31/2007	911	0	0

(6)	Includes short-term capital gains, if any, distributed.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the RealEstateRealReturn Strategy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the RealEstateRealReturn Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	21

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

22	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	23

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

24	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	25

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

26	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	27

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Short-Term Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Glossary	24
Federal Income Tax Information	25
Privacy Policy	26
Management of the Trust	27
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	29

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	53.6%
Corporate Bonds & Notes	29.6%
Mortgage-Backed Securities	6.3%
Short-Term Instruments	6.3%
Asset-Backed Securities	3.9%
Other	0.3%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (09/30/99)
PIMCO Short-Term Portfolio Administrative Class	-0.31%	2.44%	3.39%
Citigroup 3-Month Treasury Bill Index±	1.80%	3.10%	3.19%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Administrative Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$987.47	$1,022.12
Expenses Paid During Periodà	$3.00	$3.05

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	The Portfolio maintained duration above the benchmark for the period, which benefited returns as the yield on the ten-year U.S. Treasury note dropped over the year.

»	A curve-steepening bias added to returns as the yield curve steepened.

»	Exposure to U.K. short-term rates throughout 2008 benefited performance as rates fell over the period.

»	Spread sector exposure, including corporate bonds and mortgage-backed securities, was a significant detractor from performance as spreads widened over the year.

»	Exposure to a basket of foreign currencies detracted from returns as these currencies depreciated versus the U.S. dollar over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$10.01	$10.04	$10.05	$10.08	$10.10
Net investment income (a)	0.36	0.47	0.44	0.28	0.12
Net realized/unrealized gain (loss) on investments	(0.39)	(0.03)	(0.02)	(0.03)	0.01
Total income (loss) from investment operations	(0.03)	0.44	0.42	0.25	0.13
Dividends from net investment income	(0.36)	(0.47)	(0.43)	(0.28)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.02)
Total distributions	(0.36)	(0.47)	(0.43)	(0.28)	(0.15)
Net asset value end of year	$9.62	$10.01	$10.04	$10.05	$10.08
Total return	(0.31)%	4.49%	4.27%	2.52%	1.30%
Net assets end of year (000s)	$12,385	$12,991	$9,211	$8,186	$8,274
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.65%	4.73%	4.40%	2.77%	1.18%
Portfolio turnover rate	191%	160%	111%	154%	251%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$26,358
Repurchase agreements, at value	721
Cash	200
Deposits with counterparty	133
Foreign currency, at value	313
Receivable for investments sold	1
Receivable for Portfolio shares sold	259
Interest and dividends receivable	107
Variation margin receivable	5
Swap premiums paid	45
Unrealized appreciation on foreign currency contracts	97
Unrealized appreciation on swap agreements	52
28,291

Liabilities:
Payable for investments purchased	$3,531
Payable for Portfolio shares redeemed	211
Written options outstanding	96
Accrued investment advisory fee	5
Accrued administrative fee	4
Accrued servicing fee	2
Variation margin payable	10
Swap premiums received	438
Unrealized depreciation on foreign currency contracts	235
Unrealized depreciation on swap agreements	264
4,796

Net Assets	$23,495

Net Assets Consist of:
Paid in capital	$24,670
Undistributed net investment income	354
Accumulated undistributed net realized (loss)	(848)
Net unrealized (depreciation)	(681)
$23,495

Net Assets:
Institutional Class	$11,110
Administrative Class	12,385

Shares Issued and Outstanding:
Institutional Class	1,154
Administrative Class	1,287

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.62
Administrative Class	9.62

Cost of Investments Owned	$27,079
Cost of Repurchase Agreements Owned	$721
Cost of Foreign Currency Held	$322
Premiums Received on Written Options	$23

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$1,038
Dividends	2
Miscellaneous income	1
Total Income	1,041

Expenses:
Investment advisory fees	61
Administrative fees	49
Servicing fees – Administrative Class	21
Total Expenses	131

Net Investment Income	910

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(67)
Net realized (loss) on futures contracts, written options and swaps	(487)
Net realized gain on foreign currency transactions	271
Net change in unrealized (depreciation) on investments	(735)
Net change in unrealized appreciation on futures contracts, written options and swaps	216
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(192)
Net (Loss)	(994)

Net (Decrease) in Net Assets Resulting from Operations	$(84)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$910	$1,122
Net realized (loss)	(283)	(84)
Net change in unrealized appreciation (depreciation)	(711)	35
Net increase (decrease) resulting from operations	(84)	1,073

Distributions to Shareholders:
From net investment income
Institutional Class	(391)	(604)
Administrative Class	(515)	(509)

Total Distributions	(906)	(1,113)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	6,034	4,123
Administrative Class	11,091	9,915
Issued as reinvestment of distributions
Institutional Class	391	604
Administrative Class	515	509
Cost of shares redeemed
Institutional Class	(8,220)	(8,774)
Administrative Class	(11,620)	(6,626)
Net (decrease) resulting from Portfolio share transactions	(1,809)	(249)

Total (Decrease) in Net Assets	(2,799)	(289)

Net Assets:
Beginning of year	26,294	26,583
End of year*	$23,495	$26,294

*Including undistributed net investment income of:	$354	$62

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 34.1%

BANKING & FINANCE 26.9%

American Express Bank FSB
0.568% due 06/22/2009	$10	$10

American Express Centurion Bank
1.275% due 07/13/2010	300	272

American Honda Finance Corp.
2.275% due 06/20/2011	300	292

American International Group, Inc.
3.548% due 01/29/2010	200	180

ASIF I
3.685% due 07/26/2010	300	244

Bank of America N.A.
2.835% due 05/12/2010	300	294

Bear Stearns Cos. LLC
2.243% due 02/23/2010	100	97
2.359% due 08/15/2011	100	90
4.902% due 07/19/2010	200	194

Caterpillar Financial Services Corp.
2.216% due 06/24/2011	200	179

Citigroup Funding, Inc.
3.556% due 05/07/2010	200	190

Citigroup, Inc.
5.500% due 04/11/2013	160	156

General Electric Capital Corp.
2.256% due 09/15/2014	200	154
2.352% due 11/21/2011	100	87
3.053% due 05/22/2013	100	84

Goldman Sachs Group, Inc.
1.588% due 06/23/2009	200	195

John Deere Capital Corp.
2.939% due 06/10/2011	300	274

Lehman Brothers Holdings, Inc.
3.011% due 12/23/2010 (a)	100	9

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010	200	193
6.050% due 08/15/2012	100	99

Metropolitan Life Global Funding I
2.189% due 05/17/2010	100	90
2.246% due 03/15/2012	300	237

Morgan Stanley
3.067% due 12/01/2011	900	901
4.752% due 01/18/2011	100	85
5.300% due 03/01/2013	100	91

National Australia Bank Ltd.
2.204% due 09/11/2009	100	100

National Rural Utilities Cooperative Finance Corp.
4.658% due 07/01/2010	200	182

Pricoa Global Funding I
3.010% due 06/04/2010	200	176

Rabobank Nederland NV
2.639% due 05/19/2010	100	100
4.772% due 01/15/2009	200	200

SLM Corp.
3.695% due 07/26/2010	100	85

UBS AG
3.779% due 05/05/2010	200	200

Wachovia Bank N.A.
3.032% due 05/14/2010	300	288

Wells Fargo & Co.
0.507% due 03/22/2010	300	290

		6,318

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 6.7%

GlaxoSmithKline Capital, Inc.
2.800% due 05/13/2010	$100	$97

Home Depot, Inc.
2.046% due 12/16/2009	100	94

Honeywell International, Inc.
3.585% due 07/27/2009	100	99

New Albertson’s, Inc.
6.950% due 08/01/2009	100	98

Siemens Financieringsmaatschappij NV
2.182% due 08/14/2009	100	100
5.750% due 10/17/2016	400	401

Southern Co.
2.918% due 08/20/2010	200	194

Sungard Data Systems, Inc.
3.750% due 01/15/2009	100	100

Walt Disney Co.
2.289% due 09/10/2009	100	99

Xerox Corp.
9.750% due 01/15/2009	100	100

XTO Energy, Inc.
4.625% due 06/15/2013	200	182

		1,564

UTILITIES 0.5%

Enel Finance International S.A.
5.700% due 01/15/2013	100	92

Midwest Generation LLC
8.300% due 07/02/2009	36	36

		128

Total Corporate Bonds & Notes
(Cost $8,434)		8,010

U.S. GOVERNMENT AGENCIES 61.8%
Fannie Mae
0.531% due 12/25/2036	64	56
0.591% due 03/25/2034	25	24
0.621% due 08/25/2034	6	6
0.671% due 10/27/2037	100	85
0.821% due 05/25/2042	20	19
3.678% due 03/01/2044 - 07/01/2044	93	92
4.999% due 10/01/2031	4	4
5.000% due 03/01/2037	475	485
5.500% due 11/01/2016 - 09/01/2038	2,204	2,263
5.500% due 06/01/2038 (d)	3,746	3,845
6.000% due 06/01/2017 - 10/01/2037	1,989	2,051
6.318% due 06/15/2027 Freddie Mac	900	988
0.511% due 12/25/2036	106	101
1.425% due 02/15/2019	307	295
1.545% due 06/15/2031	53	50
3.678% due 10/25/2044	216	207
3.679% due 02/25/2045	227	204
3.878% due 07/25/2044	87	79
5.000% due 01/15/2018	37	38
5.500% due 08/15/2030	1	2
9.500% due 12/01/2019	4	4

Ginnie Mae
5.000% due 02/20/2032 - 01/01/2039	3,518	3,606
6.000% due 03/15/2032	9	9

Total U.S. Government Agencies
(Cost $14,192)		14,513

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%

Banc of America Mortgage Securities, Inc.
5.500% due 07/25/2035	$237	$211
5.772% due 07/20/2032	2	1

Bear Stearns Adjustable Rate Mortgage Trust
4.550% due 08/25/2035	59	49
4.750% due 10/25/2035	128	120
5.176% due 01/25/2034	9	6

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	50	23

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	3	3

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	39	29

Countrywide Alternative Loan Trust
0.658% due 05/20/2046	23	21
0.751% due 02/25/2037	139	69

Countrywide Home Loan Mortgage Pass-Through Trust
0.811% due 06/25/2035	50	34

CS First Boston Mortgage Securities Corp.
3.091% due 03/25/2032	11	8
4.949% due 06/25/2033	41	34
5.545% due 05/25/2032	2	2

First Republic Mortgage Loan Trust
1.495% due 08/15/2032	31	24

Greenpoint Mortgage Funding Trust
0.691% due 06/25/2045	64	29

GSR Mortgage Loan Trust
4.540% due 09/25/2035	64	48

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	74	35

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	32	30

Indymac Index Mortgage Loan Trust
0.571% due 01/25/2037	19	18

JPMorgan Mortgage Trust
5.024% due 02/25/2035	183	138

Mellon Residential Funding Corp.
1.635% due 12/15/2030	18	15

Merrill Lynch Floating Trust
1.265% due 06/15/2022	72	55

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	31	16

MLCC Mortgage Investors, Inc.
2.395% due 10/25/2035	27	20

Structured Asset Mortgage Investments, Inc.
0.691% due 05/25/2036	75	30
0.701% due 05/25/2045	92	44
0.831% due 07/19/2035	11	5
0.911% due 09/19/2032	9	6

Structured Asset Securities Corp.
0.521% due 05/25/2036	24	21

Thornburg Mortgage Securities Trust
0.571% due 03/25/2037	80	66
0.581% due 11/25/2046	61	50
0.591% due 03/25/2046	100	99
1.525% due 06/25/2037	75	62

WaMu Mortgage Pass-Through Certificates
1.011% due 12/25/2027	29	24
3.256% due 02/25/2046	44	19
3.256% due 08/25/2046	62	24
3.456% due 11/25/2042	28	23

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.656% due 06/25/2042	$6	$4
3.937% due 07/25/2034	200	196

Total Mortgage-Backed Securities (Cost $2,251)		1,711

ASSET-BACKED SECURITIES 4.5%

ACE Securities Corp.
0.521% due 12/25/2036	41	38

Asset-Backed Securities Corp. Home Equity
0.521% due 11/25/2036	10	10

Bear Stearns Asset-Backed Securities Trust
0.521% due 11/25/2036	34	31
0.551% due 10/25/2036	39	36
1.131% due 10/25/2032	3	2

Carrington Mortgage Loan Trust
0.571% due 06/25/2037	62	55

Chase Issuance Trust
1.845% due 11/15/2011	100	96
3.496% due 09/15/2015	200	165

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	74	69
0.631% due 02/25/2036	17	16
0.951% due 12/25/2031	3	1
1.211% due 05/25/2032	1	1

CS First Boston Mortgage Securities Corp.
0.841% due 08/25/2032	3	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 12/25/2036	16	15

Fremont Home Loan Trust
0.531% due 01/25/2037	49	38

Irwin Home Equity Corp.
1.011% due 07/25/2032	3	2

JPMorgan Mortgage Acquisition Corp.
0.521% due 10/25/2036	43	38

Lehman XS Trust
0.541% due 05/25/2046	9	8

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Long Beach Mortgage Loan Trust
0.511% due 11/25/2036	$25	$23
0.651% due 08/25/2035	6	6

MASTR Asset-Backed Securities Trust
0.521% due 11/25/2036	33	31

Merrill Lynch Mortgage Investors, Inc.
0.501% due 06/25/2037	3	3

New Century Home Equity Loan Trust
0.731% due 06/25/2035	21	16

Option One Mortgage Loan Trust
0.511% due 02/25/2037	13	13

Renaissance Home Equity Loan Trust
0.831% due 11/25/2034	18	11
0.911% due 08/25/2033	12	9
0.971% due 12/25/2033	59	45

SLC Student Loan Trust
2.129% due 02/15/2015	39	38

SLM Student Loan Trust
5.035% due 04/25/2023	200	188

Specialty Underwriting & Residential Finance
0.516% due 11/25/2037	21	20

Structured Asset Investment Loan Trust
0.521% due 07/25/2036	23	21

Structured Asset Securities Corp.
0.761% due 01/25/2033	4	3

Wells Fargo Home Equity Trust
0.711% due 10/25/2035	16	15

Total Asset-Backed Securities (Cost $1,199)		1,064

SHORT-TERM INSTRUMENTS 7.2%

CERTIFICATES OF DEPOSIT 2.1%

Bank of Ireland
4.792% due 01/15/2010	100	99

	PRINCIPAL AMOUNT (000S)		VALUE (000S)

Barclays Bank PLC
2.498% due 08/10/2009	$200	$	200

Unicredito Italiano NY
1.795% due 05/15/2009	200		200

			499

REPURCHASE AGREEMENTS 3.1%

JPMorgan Chase Bank N.A.
0.000% due 01/14/2009	221		221
(Dated 12/17/2008. Collateralized by U.S. Treasury Notes 5.000% due 02/15/2011 valued at $222. Repurchase proceeds are $221.)
0.020% due 01/02/2009	500		500
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% due 10/31/2010 valued at $505. Repurchase proceeds are $500.)

			721

U.S. TREASURY BILLS 2.0%
0.011% due 03/12/2009 - 03/26/2009 (b) (c)	480		479

Total Short-Term Instruments (Cost $1,701)			1,699

PURCHASED OPTIONS (f) 0.4%
(Cost $23)			82

Total Investments 115.3% (Cost $27,800)			$27,079

Written Options (g) (0.4%) (Premiums $23)			(96)

Other Assets and Liabilities (Net) (14.9%)			(3,488)

Net Assets 100.0%			$23,495

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Securities with an aggregate market value of $479 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	Securities with an aggregate market value of $103 and cash of $133 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	1	$10
90-Day Eurodollar December Futures	Long	12/2009	71	379
90-Day Eurodollar December Futures	Long	12/2011	4	4
90-Day Eurodollar June Futures	Long	06/2011	8	2
90-Day Eurodollar March Futures	Long	03/2011	8	2
90-Day Eurodollar September Futures	Long	09/2011	4	3
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	36	72

				$472

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(e)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	DUB	1.020%	06/20/2010	4.495%	$100	$(5)	$0	$(5)
Morgan Stanley	JPM	0.850%	09/20/2012	4.322%	200	(22)	0	(22)

						$(27)	$0	$(27)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$194	$1	$0	$1
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	200	(3)	(1)	(2)
CDX.IG-11 5-Year Index	MLP	1.500%	12/20/2013	200	(4)	(1)	(3)

					$(6)	$(2)	$(4)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS	AUD	1,200	$31	$4	$27
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		$700	32	25	7
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	BCLY		500	(40)	(34)	(6)
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		200	(19)	(16)	(3)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		400	(48)	7	(55)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		900	(107)	(22)	(85)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		200	(24)	4	(28)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		3,000	(419)	(364)	(55)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	200	10	0	10
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	RBS	GBP	600	12	5	7

							$(572)	$(391)	$(181)

(f)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$100	$1	$4
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	600	6	19
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	500	5	18
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	1,000	11	41

							$23	$82

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Short-Term Portfolio (Cont.)

(g)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$100	$3	$14
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	200	6	24
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009	200	5	18
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	300	9	40

							$23	$96

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	0	$1,000	$12
Sales	69	1,000	73
Closing Buys	0	(1,200)	(17)
Expirations	(69)	0	(45)
Exercised	0	0	0

Balance at 12/31/2008	0	$800	$23

(h)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	BCLY	104	01/2009	$5	$0	$5
Sell		CITI	250	01/2009	0	(12)	(12)
Buy		CSFB	95	01/2009	5	0	5
Sell	BRL	HSBC	134	06/2009	0	(5)	(5)
Buy		RBC	133	06/2009	0	(16)	(16)
Buy	CLP	JPM	10,533	05/2009	0	(6)	(6)
Buy	CNY	BCLY	704	07/2009	0	(7)	(7)
Sell		BCLY	2,747	07/2009	0	(16)	(16)
Buy		DUB	1,796	07/2009	0	(16)	(16)
Buy		HSBC	906	07/2009	0	(9)	(9)
Sell	EUR	BCLY	2	01/2009	0	0	0
Sell		DUB	6	01/2009	0	(1)	(1)
Sell		HSBC	4	01/2009	0	0	0
Buy		MSC	22	01/2009	0	0	0
Sell		RBS	15	01/2009	0	(2)	(2)
Sell	GBP	CITI	447	01/2009	20	0	20
Buy		DUB	158	01/2009	0	(6)	(6)
Buy	MXN	CITI	1,760	05/2009	0	(39)	(39)
Sell	NOK	CITI	343	01/2009	0	(1)	(1)
Buy		RBS	343	01/2009	2	0	2
Buy	PLN	HSBC	443	05/2009	0	(48)	(48)
Sell		MSC	424	05/2009	49	0	49
Sell	RUB	BCLY	120	05/2009	0	0	0
Buy		HSBC	2,021	05/2009	0	(24)	(24)
Sell		HSBC	3,160	05/2009	8	0	8
Buy		JPM	2,777	05/2009	0	(22)	(22)
Sell		JPM	1,518	05/2009	3	0	3
Buy	SGD	CITI	73	04/2009	1	0	1
Buy		DUB	44	04/2009	1	0	1
Buy		HSBC	15	04/2009	0	0	0
Sell		JPM	204	04/2009	0	(5)	(5)
Buy		RBS	18	04/2009	0	0	0
Buy		UBS	30	04/2009	0	0	0
Buy		HSBC	29	07/2009	0	0	0
Buy	ZAR	BCLY	213	05/2009	3	0	3

					$97	$(235)	$(138)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$26,835	$244	$27,079
Other Financial Instruments ++	472	(446)	0	26

Total	$472	$26,389	$244	$27,105

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$162	$187	$2	$0	$(6)	$(101)	$244
Other Financial Instruments ++	0	0	0	0	0	0	0

Total	$162	$187	$2	$0	$(6)	$(101)	$244

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	13

Notes to Financial Statements

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative,

(iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(k), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

14	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional

16	PIMCO Variable Insurance Trust

December 31, 2008

amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage- Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

18	PIMCO Variable Insurance Trust

December 31, 2008

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(n) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the

Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$60

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$41,128	$36,288	$7,631	$3,307

20	PIMCO Variable Insurance Trust

December 31, 2008

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	610	$6,034	412	$4,123
Administrative Class	1,120	11,091	990	9,915
Issued as reinvestment of distributions
Institutional Class	39	391	61	604
Administrative Class	53	515	50	509
Cost of shares redeemed
Institutional Class	(824)	(8,220)	(874)	(8,774)
Administrative Class	(1,183)	(11,620)	(661)	(6,626)
Net (decrease) resulting from Portfolio share transactions	(185)	$(1,809)	(22)	$(249)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	89
Administrative Class	4	79

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004- 2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral (2)
$228	$139	$(942)	$0	$0	$(600)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$27,800	$474	$(1,195)	$(721)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$906	$0	$0
12/31/2007	1,113	0	0

(4)	Includes short-term capital gains, if any, distributed.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	23

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

24	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Short-Term Portfolio	0.25%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Short-Term Portfolio	0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	29

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

30	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Short-Term Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Glossary	24
Federal Income Tax Information	25
Privacy Policy	26
Management of the Trust	27
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	29

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Government Agencies	53.6%
Corporate Bonds & Notes	29.6%
Mortgage-Backed Securities	6.3%
Short-Term Instruments	6.3%
Asset-Backed Securities	3.9%
Other	0.3%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (04/28/00)*
PIMCO Short-Term Portfolio Institutional Class	-0.16%	2.59%	3.40%
Citigroup 3-Month Treasury Bill Index±	1.80%	3.10%	3.04%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.45% for Institutional Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$988.22	$1,022.87
Expenses Paid During Periodà	$2.25	$2.29

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	The Portfolio maintained duration above the benchmark for the period, which benefited returns as the yield on the ten-year U.S. Treasury note dropped over the year.

»	A curve-steepening bias added to returns as the yield curve steepened.

»	Exposure to U.K. short-term rates throughout 2008 benefited performance as rates fell over the period.

»	Spread sector exposure, including corporate bonds and mortgage-backed securities, was a significant detractor from performance as spreads widened over the year.

»	Exposure to a basket of foreign currencies detracted from returns as these currencies depreciated versus the U.S. dollar over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$10.01	$10.04	$10.05	$10.08	$10.10
Net investment income (a)	0.38	0.49	0.45	0.30	0.14
Net realized/unrealized (loss) on investments	(0.39)	(0.03)	(0.01)	(0.03)	0.00
Total income (loss) from investment operations	(0.01)	0.46	0.44	0.27	0.14
Dividends from net investment income	(0.38)	(0.49)	(0.45)	(0.30)	(0.14)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.02)
Total distributions	(0.38)	(0.49)	(0.45)	(0.30)	(0.16)
Net asset value end of year	$9.62	$10.01	$10.04	$10.05	$10.08
Total return	(0.16)%	4.65%	4.43%	2.67%	1.45%
Net assets end of year (000s)	$11,110	$13,303	$17,372	$32,419	$25,320
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	3.84%	4.87%	4.44%	2.95%	1.34%
Portfolio turnover rate	191%	160%	111%	154%	251%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$26,358
Repurchase agreements, at value	721
Cash	200
Deposits with counterparty	133
Foreign currency, at value	313
Receivable for investments sold	1
Receivable for Portfolio shares sold	259
Interest and dividends receivable	107
Variation margin receivable	5
Swap premiums paid	45
Unrealized appreciation on foreign currency contracts	97
Unrealized appreciation on swap agreements	52
28,291

Liabilities:
Payable for investments purchased	$3,531
Payable for Portfolio shares redeemed	211
Written options outstanding	96
Accrued investment advisory fee	5
Accrued administrative fee	4
Accrued servicing fee	2
Variation margin payable	10
Swap premiums received	438
Unrealized depreciation on foreign currency contracts	235
Unrealized depreciation on swap agreements	264
4,796

Net Assets	$23,495

Net Assets Consist of:
Paid in capital	$24,670
Undistributed net investment income	354
Accumulated undistributed net realized (loss)	(848)
Net unrealized (depreciation)	(681)
$23,495

Net Assets:
Institutional Class	$11,110
Administrative Class	12,385

Shares Issued and Outstanding:
Institutional Class	1,154
Administrative Class	1,287

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.62
Administrative Class	9.62

Cost of Investments Owned	$27,079
Cost of Repurchase Agreements Owned	$721
Cost of Foreign Currency Held	$322
Premiums Received on Written Options	$23

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$1,038
Dividends	2
Miscellaneous income	1
Total Income	1,041

Expenses:
Investment advisory fees	61
Administrative fees	49
Servicing fees – Administrative Class	21
Total Expenses	131

Net Investment Income	910

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(67)
Net realized (loss) on futures contracts, written options and swaps	(487)
Net realized gain on foreign currency transactions	271
Net change in unrealized (depreciation) on investments	(735)
Net change in unrealized appreciation on futures contracts, written options and swaps	216
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(192)
Net (Loss)	(994)

Net (Decrease) in Net Assets Resulting from Operations	$(84)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$910	$1,122
Net realized (loss)	(283)	(84)
Net change in unrealized appreciation (depreciation)	(711)	35
Net increase (decrease) resulting from operations	(84)	1,073

Distributions to Shareholders:
From net investment income
Institutional Class	(391)	(604)
Administrative Class	(515)	(509)

Total Distributions	(906)	(1,113)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	6,034	4,123
Administrative Class	11,091	9,915
Issued as reinvestment of distributions
Institutional Class	391	604
Administrative Class	515	509
Cost of shares redeemed
Institutional Class	(8,220)	(8,774)
Administrative Class	(11,620)	(6,626)
Net (decrease) resulting from Portfolio share transactions	(1,809)	(249)

Total (Decrease) in Net Assets	(2,799)	(289)

Net Assets:
Beginning of year	26,294	26,583
End of year*	$23,495	$26,294

*Including undistributed net investment income of:	$354	$62

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 34.1%

BANKING & FINANCE 26.9%

American Express Bank FSB
0.568% due 06/22/2009	$10	$10

American Express Centurion Bank
1.275% due 07/13/2010	300	272

American Honda Finance Corp.
2.275% due 06/20/2011	300	292

American International Group, Inc.
3.548% due 01/29/2010	200	180

ASIF I
3.685% due 07/26/2010	300	244

Bank of America N.A.
2.835% due 05/12/2010	300	294

Bear Stearns Cos. LLC
2.243% due 02/23/2010	100	97
2.359% due 08/15/2011	100	90
4.902% due 07/19/2010	200	194

Caterpillar Financial Services Corp.
2.216% due 06/24/2011	200	179

Citigroup Funding, Inc.
3.556% due 05/07/2010	200	190

Citigroup, Inc.
5.500% due 04/11/2013	160	156

General Electric Capital Corp.
2.256% due 09/15/2014	200	154
2.352% due 11/21/2011	100	87
3.053% due 05/22/2013	100	84

Goldman Sachs Group, Inc.
1.588% due 06/23/2009	200	195

John Deere Capital Corp.
2.939% due 06/10/2011	300	274

Lehman Brothers Holdings, Inc.
3.011% due 12/23/2010 (a)	100	9

Merrill Lynch & Co., Inc.
4.485% due 05/12/2010	200	193
6.050% due 08/15/2012	100	99

Metropolitan Life Global Funding I
2.189% due 05/17/2010	100	90
2.246% due 03/15/2012	300	237

Morgan Stanley
3.067% due 12/01/2011	900	901
4.752% due 01/18/2011	100	85
5.300% due 03/01/2013	100	91

National Australia Bank Ltd.
2.204% due 09/11/2009	100	100

National Rural Utilities Cooperative Finance Corp.
4.658% due 07/01/2010	200	182

Pricoa Global Funding I
3.010% due 06/04/2010	200	176

Rabobank Nederland NV
2.639% due 05/19/2010	100	100
4.772% due 01/15/2009	200	200

SLM Corp.
3.695% due 07/26/2010	100	85

UBS AG
3.779% due 05/05/2010	200	200

Wachovia Bank N.A.
3.032% due 05/14/2010	300	288

Wells Fargo & Co.
0.507% due 03/22/2010	300	290

		6,318

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 6.7%

GlaxoSmithKline Capital, Inc.
2.800% due 05/13/2010	$100	$97

Home Depot, Inc.
2.046% due 12/16/2009	100	94

Honeywell International, Inc.
3.585% due 07/27/2009	100	99

New Albertson’s, Inc.
6.950% due 08/01/2009	100	98

Siemens Financieringsmaatschappij NV
2.182% due 08/14/2009	100	100
5.750% due 10/17/2016	400	401

Southern Co.
2.918% due 08/20/2010	200	194

Sungard Data Systems, Inc.
3.750% due 01/15/2009	100	100

Walt Disney Co.
2.289% due 09/10/2009	100	99

Xerox Corp.
9.750% due 01/15/2009	100	100

XTO Energy, Inc.
4.625% due 06/15/2013	200	182

		1,564

UTILITIES 0.5%

Enel Finance International S.A.
5.700% due 01/15/2013	100	92

Midwest Generation LLC
8.300% due 07/02/2009	36	36

		128

Total Corporate Bonds & Notes
(Cost $8,434)		8,010

U.S. GOVERNMENT AGENCIES 61.8%
Fannie Mae
0.531% due 12/25/2036	64	56
0.591% due 03/25/2034	25	24
0.621% due 08/25/2034	6	6
0.671% due 10/27/2037	100	85
0.821% due 05/25/2042	20	19
3.678% due 03/01/2044 - 07/01/2044	93	92
4.999% due 10/01/2031	4	4
5.000% due 03/01/2037	475	485
5.500% due 11/01/2016 - 09/01/2038	2,204	2,263
5.500% due 06/01/2038 (d)	3,746	3,845
6.000% due 06/01/2017 - 10/01/2037	1,989	2,051
6.318% due 06/15/2027 Freddie Mac	900	988
0.511% due 12/25/2036	106	101
1.425% due 02/15/2019	307	295
1.545% due 06/15/2031	53	50
3.678% due 10/25/2044	216	207
3.679% due 02/25/2045	227	204
3.878% due 07/25/2044	87	79
5.000% due 01/15/2018	37	38
5.500% due 08/15/2030	1	2
9.500% due 12/01/2019	4	4

Ginnie Mae
5.000% due 02/20/2032 - 01/01/2039	3,518	3,606
6.000% due 03/15/2032	9	9

Total U.S. Government Agencies
(Cost $14,192)		14,513

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%

Banc of America Mortgage Securities, Inc.
5.500% due 07/25/2035	$237	$211
5.772% due 07/20/2032	2	1

Bear Stearns Adjustable Rate Mortgage Trust
4.550% due 08/25/2035	59	49
4.750% due 10/25/2035	128	120
5.176% due 01/25/2034	9	6

Bear Stearns Alt-A Trust
5.495% due 09/25/2035	50	23

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	3	3

Citigroup Mortgage Loan Trust, Inc.
4.050% due 08/25/2035	39	29

Countrywide Alternative Loan Trust
0.658% due 05/20/2046	23	21
0.751% due 02/25/2037	139	69

Countrywide Home Loan Mortgage Pass-Through Trust
0.811% due 06/25/2035	50	34

CS First Boston Mortgage Securities Corp.
3.091% due 03/25/2032	11	8
4.949% due 06/25/2033	41	34
5.545% due 05/25/2032	2	2

First Republic Mortgage Loan Trust
1.495% due 08/15/2032	31	24

Greenpoint Mortgage Funding Trust
0.691% due 06/25/2045	64	29

GSR Mortgage Loan Trust
4.540% due 09/25/2035	64	48

Harborview Mortgage Loan Trust
0.801% due 05/19/2035	74	35

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	32	30

Indymac Index Mortgage Loan Trust
0.571% due 01/25/2037	19	18

JPMorgan Mortgage Trust
5.024% due 02/25/2035	183	138

Mellon Residential Funding Corp.
1.635% due 12/15/2030	18	15

Merrill Lynch Floating Trust
1.265% due 06/15/2022	72	55

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	31	16

MLCC Mortgage Investors, Inc.
2.395% due 10/25/2035	27	20

Structured Asset Mortgage Investments, Inc.
0.691% due 05/25/2036	75	30
0.701% due 05/25/2045	92	44
0.831% due 07/19/2035	11	5
0.911% due 09/19/2032	9	6

Structured Asset Securities Corp.
0.521% due 05/25/2036	24	21

Thornburg Mortgage Securities Trust
0.571% due 03/25/2037	80	66
0.581% due 11/25/2046	61	50
0.591% due 03/25/2046	100	99
1.525% due 06/25/2037	75	62

WaMu Mortgage Pass-Through Certificates
1.011% due 12/25/2027	29	24
3.256% due 02/25/2046	44	19
3.256% due 08/25/2046	62	24
3.456% due 11/25/2042	28	23

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
3.656% due 06/25/2042	$6	$4
3.937% due 07/25/2034	200	196

Total Mortgage-Backed Securities (Cost $2,251)		1,711

ASSET-BACKED SECURITIES 4.5%

ACE Securities Corp.
0.521% due 12/25/2036	41	38

Asset-Backed Securities Corp. Home Equity
0.521% due 11/25/2036	10	10

Bear Stearns Asset-Backed Securities Trust
0.521% due 11/25/2036	34	31
0.551% due 10/25/2036	39	36
1.131% due 10/25/2032	3	2

Carrington Mortgage Loan Trust
0.571% due 06/25/2037	62	55

Chase Issuance Trust
1.845% due 11/15/2011	100	96
3.496% due 09/15/2015	200	165

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	74	69
0.631% due 02/25/2036	17	16
0.951% due 12/25/2031	3	1
1.211% due 05/25/2032	1	1

CS First Boston Mortgage Securities Corp.
0.841% due 08/25/2032	3	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 12/25/2036	16	15

Fremont Home Loan Trust
0.531% due 01/25/2037	49	38

Irwin Home Equity Corp.
1.011% due 07/25/2032	3	2

JPMorgan Mortgage Acquisition Corp.
0.521% due 10/25/2036	43	38

Lehman XS Trust
0.541% due 05/25/2046	9	8

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Long Beach Mortgage Loan Trust
0.511% due 11/25/2036	$25	$23
0.651% due 08/25/2035	6	6

MASTR Asset-Backed Securities Trust
0.521% due 11/25/2036	33	31

Merrill Lynch Mortgage Investors, Inc.
0.501% due 06/25/2037	3	3

New Century Home Equity Loan Trust
0.731% due 06/25/2035	21	16

Option One Mortgage Loan Trust
0.511% due 02/25/2037	13	13

Renaissance Home Equity Loan Trust
0.831% due 11/25/2034	18	11
0.911% due 08/25/2033	12	9
0.971% due 12/25/2033	59	45

SLC Student Loan Trust
2.129% due 02/15/2015	39	38

SLM Student Loan Trust
5.035% due 04/25/2023	200	188

Specialty Underwriting & Residential Finance
0.516% due 11/25/2037	21	20

Structured Asset Investment Loan Trust
0.521% due 07/25/2036	23	21

Structured Asset Securities Corp.
0.761% due 01/25/2033	4	3

Wells Fargo Home Equity Trust
0.711% due 10/25/2035	16	15

Total Asset-Backed Securities (Cost $1,199)		1,064

SHORT-TERM INSTRUMENTS 7.2%

CERTIFICATES OF DEPOSIT 2.1%

Bank of Ireland
4.792% due 01/15/2010	100	99

	PRINCIPAL AMOUNT (000S)		VALUE (000S)

Barclays Bank PLC
2.498% due 08/10/2009	$200	$	200

Unicredito Italiano NY
1.795% due 05/15/2009	200		200

			499

REPURCHASE AGREEMENTS 3.1%

JPMorgan Chase Bank N.A.
0.000% due 01/14/2009	221		221
(Dated 12/17/2008. Collateralized by U.S. Treasury Notes 5.000% due 02/15/2011 valued at $222. Repurchase proceeds are $221.)
0.020% due 01/02/2009	500		500
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% due 10/31/2010 valued at $505. Repurchase proceeds are $500.)

			721

U.S. TREASURY BILLS 2.0%
0.011% due 03/12/2009 - 03/26/2009 (b) (c)	480		479

Total Short-Term Instruments (Cost $1,701)			1,699

PURCHASED OPTIONS (f) 0.4%
(Cost $23)			82

Total Investments 115.3% (Cost $27,800)			$27,079

Written Options (g) (0.4%) (Premiums $23)			(96)

Other Assets and Liabilities (Net) (14.9%)			(3,488)

Net Assets 100.0%			$23,495

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Securities with an aggregate market value of $479 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	Securities with an aggregate market value of $103 and cash of $133 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2009	1	$10
90-Day Eurodollar December Futures	Long	12/2009	71	379
90-Day Eurodollar December Futures	Long	12/2011	4	4
90-Day Eurodollar June Futures	Long	06/2011	8	2
90-Day Eurodollar March Futures	Long	03/2011	8	2
90-Day Eurodollar September Futures	Long	09/2011	4	3
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	36	72

				$472

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(e)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
General Electric Capital Corp.	DUB	1.020%	06/20/2010	4.495%	$100	$(5)	$0	$(5)
Morgan Stanley	JPM	0.850%	09/20/2012	4.322%	200	(22)	0	(22)

						$(27)	$0	$(27)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$194	$1	$0	$1
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	200	(3)	(1)	(2)
CDX.IG-11 5-Year Index	MLP	1.500%	12/20/2013	200	(4)	(1)	(3)

					$(6)	$(2)	$(4)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS	AUD	1,200	$31	$4	$27
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		$700	32	25	7
Receive	3-Month USD-LIBOR	4.000%	06/17/2014	BCLY		500	(40)	(34)	(6)
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		200	(19)	(16)	(3)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		400	(48)	7	(55)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		900	(107)	(22)	(85)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	RBS		200	(24)	4	(28)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		3,000	(419)	(364)	(55)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	200	10	0	10
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	RBS	GBP	600	12	5	7

							$(572)	$(391)	$(181)

(f)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$100	$1	$4
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	600	6	19
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	500	5	18
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	1,000	11	41

							$23	$82

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Short-Term Portfolio (Cont.)

(g)	Written options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$100	$3	$14
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	200	6	24
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009	200	5	18
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	300	9	40

							$23	$96

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	0	$1,000	$12
Sales	69	1,000	73
Closing Buys	0	(1,200)	(17)
Expirations	(69)	0	(45)
Exercised	0	0	0

Balance at 12/31/2008	0	$800	$23

(h)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	BCLY	104	01/2009	$5	$0	$5
Sell		CITI	250	01/2009	0	(12)	(12)
Buy		CSFB	95	01/2009	5	0	5
Sell	BRL	HSBC	134	06/2009	0	(5)	(5)
Buy		RBC	133	06/2009	0	(16)	(16)
Buy	CLP	JPM	10,533	05/2009	0	(6)	(6)
Buy	CNY	BCLY	704	07/2009	0	(7)	(7)
Sell		BCLY	2,747	07/2009	0	(16)	(16)
Buy		DUB	1,796	07/2009	0	(16)	(16)
Buy		HSBC	906	07/2009	0	(9)	(9)
Sell	EUR	BCLY	2	01/2009	0	0	0
Sell		DUB	6	01/2009	0	(1)	(1)
Sell		HSBC	4	01/2009	0	0	0
Buy		MSC	22	01/2009	0	0	0
Sell		RBS	15	01/2009	0	(2)	(2)
Sell	GBP	CITI	447	01/2009	20	0	20
Buy		DUB	158	01/2009	0	(6)	(6)
Buy	MXN	CITI	1,760	05/2009	0	(39)	(39)
Sell	NOK	CITI	343	01/2009	0	(1)	(1)
Buy		RBS	343	01/2009	2	0	2
Buy	PLN	HSBC	443	05/2009	0	(48)	(48)
Sell		MSC	424	05/2009	49	0	49
Sell	RUB	BCLY	120	05/2009	0	0	0
Buy		HSBC	2,021	05/2009	0	(24)	(24)
Sell		HSBC	3,160	05/2009	8	0	8
Buy		JPM	2,777	05/2009	0	(22)	(22)
Sell		JPM	1,518	05/2009	3	0	3
Buy	SGD	CITI	73	04/2009	1	0	1
Buy		DUB	44	04/2009	1	0	1
Buy		HSBC	15	04/2009	0	0	0
Sell		JPM	204	04/2009	0	(5)	(5)
Buy		RBS	18	04/2009	0	0	0
Buy		UBS	30	04/2009	0	0	0
Buy		HSBC	29	07/2009	0	0	0
Buy	ZAR	BCLY	213	05/2009	3	0	3

					$97	$(235)	$(138)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$26,835	$244	$27,079
Other Financial Instruments ++	472	(446)	0	26

Total	$472	$26,389	$244	$27,105

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$162	$187	$2	$0	$(6)	$(101)	$244
Other Financial Instruments ++	0	0	0	0	0	0	0

Total	$162	$187	$2	$0	$(6)	$(101)	$244

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	13

Notes to Financial Statements

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative,

(iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(k), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

14	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not

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Notes to Financial Statements (Cont.)

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional

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December 31, 2008

amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments

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Notes to Financial Statements (Cont.)

where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage- Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(n) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the

Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$60

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$41,128	$36,288	$7,631	$3,307

20	PIMCO Variable Insurance Trust

December 31, 2008

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	610	$6,034	412	$4,123
Administrative Class	1,120	11,091	990	9,915
Issued as reinvestment of distributions
Institutional Class	39	391	61	604
Administrative Class	53	515	50	509
Cost of shares redeemed
Institutional Class	(824)	(8,220)	(874)	(8,774)
Administrative Class	(1,183)	(11,620)	(661)	(6,626)
Net (decrease) resulting from Portfolio share transactions	(185)	$(1,809)	(22)	$(249)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	89
Administrative Class	4	79

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004- 2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral (2)
$228	$139	$(942)	$0	$0	$(600)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$27,800	$474	$(1,195)	$(721)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$906	$0	$0
12/31/2007	1,113	0	0

(4)	Includes short-term capital gains, if any, distributed.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	23

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

24	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Short-Term Portfolio	0.25%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Short-Term Portfolio	0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	29

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

30	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Small Cap StocksPLUS® TR Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Statement of Cash Flows	9
Schedule of Investments	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Glossary	24
Privacy Policy	25
Management of the Trust	26
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	28

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Small Cap StocksPLUS® TR Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Small Cap StocksPLUS® TR Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Corporate Bonds & Notes	31.8%
U.S. Government Agencies	31.5%
Short-Term Instruments	17.6%
U.S. Treasury Obligations	7.2%
Asset-Backed Securities	6.6%
Other	5.3%
‡	% of Total Investments as of 12/31/08

Cumulative Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (01/31/07)
PIMCO Small Cap StocksPLUS® TR Portfolio Administrative Class	-32.35%	-17.76%
Russell 2000® Index±	-33.79%	-20.71%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.03% for Administrative Class shares.

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$737.42	$1,015.53
Expenses Paid During Periodà	$8.34	$9.68

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® TR Portfolio seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances substantially all of its assets in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO.

»	The Russell 2000® Index declined 33.79% over the twelve-month period, one of the worst calendar year performances in the Index’s history.

»	U.S. duration and curve-steepening strategies benefited performance as short-term rates rallied and the yield curve steepened.

»	U.K and European short-maturity positions also added to returns as rates fell in these regions.

»	Holdings in financial sectors detracted from returns as these securities largely underperformed like-duration U.S. Treasuries.

»	Exposure to mortgage-backed securities detracted from performance as spreads widened.

»	Exposure to emerging markets detracted from performance as spreads widened.

4	PIMCO Variable Insurance Trust

Financial Highlights  Small Cap StocksPLUS® TR Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	01/31/2007-12/31/2007

Administrative Class
Net asset value beginning of year or period	$9.93	$10.00
Net investment income (a)	0.34	0.41
Net realized/unrealized (loss) on investments	(3.54)	(0.24)
Total income (loss) from investment operations	(3.20)	0.17
Dividends from net investment income	(0.36)	(0.24)
Distributions from net realized capital gains	(0.29)	0.00
Total distributions	(0.65)	(0.24)
Net asset value end of year or period	$6.08	$9.93
Total return	(32.35)%	1.64%
Net assets end of year or period (000s)	$2,033	$3,011
Ratio of expenses to average net assets	2.16%	1.07	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.84%	0.88	%*(b)(d)
Ratio of net investment income to average net assets	4.00%	4.40	%*
Portfolio turnover rate	271%	462%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.44%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.40%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.21%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Small Cap StocksPLUS® TR Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$2,342
Repurchase agreements, at value	500
Cash	136
Deposits with counterparty	341
Foreign currency, at value	15
Receivable for investments sold	204
Interest and dividends receivable	17
Variation margin receivable	66
Manager reimbursement receivable	68
Unrealized appreciation on foreign currency contracts	5
Unrealized appreciation on swap agreements	16
3,710

Liabilities:
Payable for reverse repurchase agreements	$1,034
Payable for investments purchased	201
Payable for investments purchased on a delayed-delivery basis	111
Accrued investment advisory fee	1
Variation margin payable	1
Swap premiums received	10
Unrealized depreciation on foreign currency contracts	16
Unrealized depreciation on swap agreements	15
1,389

Net Assets	$2,321

Net Assets Consist of:
Paid in capital	$3,744
Undistributed net investment income	80
Accumulated undistributed net realized (loss)	(1,542)
Net unrealized appreciation	39
$2,321

Net Assets:
Administrative Class	$2,033
Advisor Class	288

Shares Issued and Outstanding:
Administrative Class	334
Advisor Class	48

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$6.08
Advisor Class	6.08

Cost of Investments Owned	$2,509
Cost of Repurchase Agreements Owned	$500
Cost of Foreign Currency Held	$16

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$174
Dividends	1
Total Income	175

Expenses:
Investment advisory fees	12
Administrative fees	7
Servicing fees – Administrative Class	4
Distribution and/or servicing fees – Advisor Class	1
Interest expense	38
Total Expenses	62

Net Investment Income	113

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1
Net realized (loss) on futures contracts, written options and swaps	(1,303)
Net realized gain on foreign currency transactions	29
Net change in unrealized (depreciation) on investments	(151)
Net change in unrealized appreciation on futures contracts, written options and swaps	159
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(26)
Net (Loss)	(1,291)

Net (Decrease) in Net Assets Resulting from Operations	$(1,178)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Period from January 31, 2007 to December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$113	$125
Net realized (loss)	(1,273)	(128)
Net change in unrealized appreciation (depreciation)	(18)	57
Net increase (decrease) resulting from operations	(1,178)	54

Distributions to Shareholders:
From net investment income
Administrative Class	(113)	(70)
Advisor Class	(11)	(3)
From net realized capital gains
Administrative Class	(91)	0
Advisor Class	(11)	0

Total Distributions	(226)	(73)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	11	3,000
Advisor Class	1,047	181
Issued as reinvestment of distributions
Administrative Class	204	71
Advisor Class	22	3
Cost of shares redeemed
Administrative Class	(20)	(40)
Advisor Class	(723)	(12)
Net increase resulting from Portfolio share transactions	541	3,203

Total Increase (Decrease) in Net Assets	(863)	3,184

Net Assets:
Beginning of year or period	3,184	0
End of year or period*	$2,321	$3,184

*Including undistributed net investment income of:	$80	$61

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Cash Flows  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(1,178)

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(9,750)
Proceeds from sales of long-term securities	11,363
Sale of short-term portfolio investments, net	432
Increase in deposits with counterparty	(261)
Increase in interest receivable	(3)
Increase in receivable for investments sold	(94)
Decrease in payable for investments purchased	(966)
Decrease in swap premiums received	(20)
Decrease in administrative fee	(1)
Decrease in other liabilities	(1)
Payments from futures transactions	(1,180)
Proceeds from currency transactions	29
Unrealized depreciation on investments	18
Net realized loss on investments	1,273
Net amortization on investments	(2)
Net cash used for operating activities	(341)

Cash flows received from financing activities*:
Proceeds from shares sold	1,058
Payment on shares redeemed	(743)
Net borrowing of reverse repurchase agreements	170
Net cash received from financing activities	485

Net Increase in Cash and Foreign Currency	144

Cash and Foreign Currency:
Beginning of year	7
End of year	$151

*Reinvestment of dividends	$226

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Small Cap StocksPLUS® TR Portfolio

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 39.0%

BANKING & FINANCE 28.8%

American Express Bank FSB
0.568% due 06/22/2009 (c)	$30	$29

American International Group, Inc.
5.850% due 01/16/2018	20	13

Bank of America Corp.
5.750% due 12/01/2017 (c)	30	30
6.000% due 09/01/2017	10	10
8.000% due 12/29/2049	30	22

Barclays Bank PLC
6.050% due 12/04/2017	10	9

Bear Stearns Cos. LLC
2.356% due 05/18/2010 (c)	30	29
2.456% due 09/09/2009 (c)	30	30

CIT Group, Inc.
2.219% due 03/12/2010	20	19

Citigroup Capital XXI
8.300% due 12/21/2057	10	8

Citigroup, Inc.
2.386% due 05/18/2010	30	28
5.500% due 04/11/2013	20	19

Credit Suisse USA, Inc.
2.349% due 08/15/2010 (c)	30	28

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	30	22

General Electric Capital Corp.
5.875% due 01/14/2038	20	20

Goldman Sachs Group, Inc.
4.164% due 07/23/2009 (c)	30	29

HSBC Finance Corp.
2.429% due 11/16/2009	20	19
2.638% due 05/10/2010	30	27

JPMorgan Chase & Co.
2.546% due 05/07/2010 (c)	30	29

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	10	1

Monumental Global Funding Ltd.
5.500% due 04/22/2013 (c)	30	28

Morgan Stanley
5.032% due 01/15/2010 (c)	50	47

SLM Corp.
3.675% due 07/27/2009	30	28

Wachovia Corp.
2.252% due 12/01/2009 (c)	30	29
5.750% due 02/01/2018	30	30
7.980% due 02/28/2049	100	85

		668

INDUSTRIALS 3.2%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	30	30

Home Depot, Inc.
2.046% due 12/16/2009	20	19

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	30	26

		75

UTILITIES 7.0%

AT&T, Inc.
2.959% due 02/05/2010 (c)	100	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

NiSource Finance Corp.
2.723% due 11/23/2009	$30	$27

Ohio Power Co.
4.388% due 04/05/2010	30	28

Verizon Communications, Inc.
4.200% due 04/03/2009	10	10

		161

Total Corporate Bonds & Notes (Cost $980)		904

MUNICIPAL BONDS & NOTES 0.7%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	30	17

Total Municipal Bonds & Notes (Cost $28)		17

U.S. GOVERNMENT AGENCIES 38.5%

Fannie Mae
5.000% due 12/25/2016 - 02/25/2017	23	23
5.500% due 12/01/2038 (c)	499	513
6.000% due 11/01/2037 (c)	339	349

Freddie Mac
4.250% due 09/15/2024	9	9

Total U.S. Government Agencies (Cost $877)		894

U.S. TREASURY OBLIGATIONS 8.9%

Treasury Inflation Protected Securities (b)
1.750% due 01/15/2028	104	96
1.875% due 07/15/2013	117	110

Total U.S. Treasury Obligations (Cost $196)		206

MORTGAGE-BACKED SECURITIES 5.7%

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	30	22

Banc of America Funding Corp.
5.884% due 03/20/2036	15	8

Bear Stearns Structured Products, Inc.
5.761% due 12/26/2046	25	18

Citigroup Mortgage Loan Trust, Inc.
0.541% due 01/25/2037	13	11

Countrywide Alternative Loan Trust
0.671% due 06/25/2037	25	10

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	14	8

Harborview Mortgage Loan Trust
5.142% due 07/19/2035	16	9

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	30	21

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	3	3

Morgan Stanley Capital I
5.881% due 06/11/2049	30	22

Total Mortgage-Backed Securities (Cost $190)		132

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.1%

Bear Stearns Asset-Backed Securities Trust
0.561% due 06/25/2047	$16	$14

BNC Mortgage Loan Trust
0.571% due 05/25/2037	20	15

Citigroup Mortgage Loan Trust, Inc.
0.511% due 12/25/2036	16	14
0.581% due 03/25/2037	17	14

Countrywide Asset-Backed Certificates
0.551% due 10/25/2047	16	14
0.651% due 09/25/2036	20	16

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 10/25/2036	9	9

Fremont Home Loan Trust
0.571% due 05/25/2036	6	6

MASTR Asset-Backed Securities Trust
0.511% due 08/25/2036	5	5
0.551% due 05/25/2037	15	12

Morgan Stanley ABS Capital I
0.511% due 01/25/2037	13	12
0.521% due 10/25/2036	6	6

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	16	14

Securitized Asset-Backed Receivables LLC Trust
0.511% due 01/25/2037	13	12

Soundview Home Equity Loan Trust
0.551% due 06/25/2037	18	13

Structured Asset Securities Corp.
0.571% due 01/25/2037	16	11

Total Asset-Backed Securities (Cost $222)		187

	SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

American International Group, Inc.
8.500% due 01/25/2037	200	2

Total Convertible Preferred Stocks (Cost $15)		2

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.5%

REPURCHASE AGREEMENTS 21.5%

Credit Suisse Securities (USA) LLC
0.000% due 01/02/2009	$500	500

(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.125% due 11/30/2009 valued at $512. Repurchase proceeds are $500.)
Total Short-Term Instruments (Cost $500)		500

PURCHASED OPTIONS (f) 0.0%
(Cost $1)		0

Total Investments 122.5% (Cost $3,009)		$2,842

Other Assets and Liabilities (Net) (22.5%)		(521)

Net Assets 100.0%		$2,321

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal amount of security is adjusted for inflation.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $1,308 at a weighted average interest rate of 2.822%. On December 31, 2008, securities valued at $1,161 were pledged as collateral for reverse repurchase agreements.
(d)	Cash of $341 has been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	1	$6
90-Day Eurodollar June Futures	Long	06/2009	2	11
90-Day Eurodollar March Futures	Long	03/2009	3	16
90-Day Eurodollar September Futures	Long	09/2009	2	12
E-mini Russell 2000 Index March Futures	Long	03/2009	45	154
U.S. Treasury 5-Year Note March Futures	Long	03/2009	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	1	9
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1	8

				$216

(e)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Berkshire Hathaway Finance Corp.	RBS	0.900%	03/20/2013	3.300%	$100	$(9)	$0	$(9)
Indonesia Government International Bond	RBS	1.100%	03/20/2012	6.573%	30	(5)	0	(5)
Panama Government International Bond	CSFB	0.300%	02/20/2009	2.378%	30	0	0	0
Ukraine Government International Bond	MSC	0.600%	02/20/2009	36.425%	30	(1)	0	(1)

						$(15)	$0	$(15)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS	EUR	30	$1	$0	$1
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS	AUD	100	2	0	2
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$200	6	0	6
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(5)	(10)	5
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	GSC	GBP	100	2	0	2

							$6	$(10)	$16

(f)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - NYBEX Mini Russell 2000 Index January Futures	$200.000	01/16/2009	44	$1	$0

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Small Cap StocksPLUS® TR Portfolio  (Cont.)

(g)	Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Premium
Balance at 12/31/2007	0	$0
Sales	2	2
Closing Buys	(2)	(2)
Expirations	0	0
Exercised	0	0

Balance at 12/31/2008	0	$0

(h)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	1	04/2009	$0	$0	$0
Sell		BCLY	1	04/2009	0	0	0
Buy		HSBC	1	04/2009	0	0	0
Sell		HSBC	1	04/2009	0	0	0
Sell	AUD	CITI	4	01/2009	0	0	0
Sell	BRL	BCLY	56	02/2009	2	0	2
Sell		UBS	5	02/2009	0	0	0
Sell		JPM	6	06/2009	0	0	0
Buy		RBC	66	06/2009	0	(8)	(8)
Buy	CNY	BCLY	78	07/2009	0	(1)	(1)
Sell		BCLY	22	07/2009	0	0	0
Sell		CITI	21	07/2009	0	0	0
Buy		DUB	51	07/2009	0	(1)	(1)
Sell		DUB	63	07/2009	0	0	0
Buy		HSBC	13	07/2009	0	0	0
Sell		HSBC	5	07/2009	0	0	0
Buy		JPM	20	07/2009	0	0	0
Sell		JPM	12	07/2009	0	0	0
Buy		BCLY	48	09/2009	0	0	0
Buy	EUR	BCLY	3	01/2009	0	0	0
Buy		BNP	1	01/2009	0	0	0
Buy		CSFB	1	01/2009	0	0	0
Buy		DUB	2	01/2009	0	0	0
Buy		HSBC	1	01/2009	0	0	0
Buy		MSC	1	01/2009	0	0	0
Sell		RBS	8	01/2009	0	(1)	(1)
Sell	GBP	CITI	20	01/2009	1	0	1
Buy	INR	BCLY	21	04/2009	0	0	0
Sell		DUB	21	04/2009	0	0	0
Buy	JPY	BCLY	35	01/2009	0	0	0
Buy		BNP	28	01/2009	0	0	0
Buy		CITI	34	01/2009	0	0	0
Sell		CSFB	96	01/2009	0	0	0
Buy		UBS	69	01/2009	0	0	0
Buy	MYR	BCLY	20	02/2009	0	0	0
Sell		BCLY	10	02/2009	0	0	0
Sell		DUB	6	02/2009	0	0	0
Sell		HSBC	5	02/2009	0	0	0
Buy		JPM	10	02/2009	0	0	0
Sell		JPM	8	02/2009	0	0	0
Sell	PHP	CITI	549	02/2009	0	(1)	(1)
Buy		DUB	200	02/2009	0	0	0
Buy		JPM	349	02/2009	0	(1)	(1)
Buy	RUB	JPM	152	05/2009	0	(2)	(2)
Sell		UBS	152	05/2009	2	0	2
Buy	SAR	HSBC	1	04/2009	0	0	0
Sell		HSBC	1	04/2009	0	0	0
Buy		JPM	1	04/2009	0	0	0
Sell		JPM	1	04/2009	0	0	0
Sell	SGD	BCLY	2	01/2009	0	0	0
Buy		HSBC	2	01/2009	0	0	0
Sell		BCLY	4	04/2009	0	0	0
Buy		CITI	15	04/2009	0	0	0
Sell		CITI	3	04/2009	0	0	0
Sell		HSBC	9	04/2009	0	(1)	(1)
Sell		JPM	3	04/2009	0	0	0
Buy		RBS	4	04/2009	0	0	0

					$5	$(16)	$(11)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$2	$2,840	$0	$2,842
Other Financial Instruments ++	216	(11)	1	206

Total	$218	$2,829	$1	$3,048

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$0	$0	$0	$0	$0	$0
Other Financial Instruments ++	0	0	0	0	1	0	1

Total	$0	$0	$0	$0	$1	$0	$1

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	13

Notes to Financial Statements

1.  ORGANIZATION

The Small Cap StocksPLUS® TR Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(o), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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December 31, 2008

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

18	PIMCO Variable Insurance Trust

December 31, 2008

“IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.44%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its supervisory and administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), supervisory and administrative fees and other expenses borne by the Portfolio not covered by the supervisory and administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2008, the recoverable amount to the Administrator was $68,095.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the

20	PIMCO Variable Insurance Trust

December 31, 2008

period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$79

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,919	$9,897	$831	$1,022

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Period from 01/31/2007 to 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	2	$11	300	$3,000
Advisor Class	132	1,047	18	181
Issued as reinvestment of distributions
Administrative Class	31	204	7	71
Advisor Class	4	22	0	3
Cost of shares redeemed
Administrative Class	(2)	(20)	(4)	(40)
Advisor Class	(105)	(723)	(1)	(12)
Net increase resulting from Portfolio share transactions	62	$541	320	$3,203

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	99	*
Advisor Class	1	95

*	Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the

U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
$72	$0	$(150)	$0	$(1,082)	$(263)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$1,082	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$3,009	$36	$(203)	$(167)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$173	$53	$0
12/31/2007	73	0	0

(5)	Includes short-term capital gains, if any, distributed.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Small Cap StocksPLUS® TR Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Small Cap StocksPLUS® TR Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated, cash flows for the year then ended, and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	23

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	25

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

26	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	27

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

28	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	29

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Small Cap StocksPLUS® TR Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Statement of Cash Flows	9
Schedule of Investments	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Glossary	24
Privacy Policy	25
Management of the Trust	26
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	28

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Small Cap StocksPLUS® TR Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Small Cap StocksPLUS® TR Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Corporate Bonds & Notes	31.8%
U.S. Government Agencies	31.5%
Short-Term Instruments	17.6%
U.S. Treasury Obligations	7.2%
Asset-Backed Securities	6.6%
Other	5.3%
‡	% of Total Investments as of 12/31/08

Cumulative Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (01/31/07)
PIMCO Small Cap StocksPLUS® TR Portfolio Advisor Class	-32.59%	-17.91%
Russell 2000® Index±	-33.79%	-20.71%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.13% for Advisor Class shares.

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$736.62	$1,015.03
Expenses Paid During Periodà	$8.77	$10.18

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 2.01%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® TR Portfolio seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances substantially all of its assets in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO.

»	The Russell 2000® Index declined 33.79% over the twelve-month period, one of the worst calendar year performances in the Index’s history.

»	U.S. duration and curve-steepening strategies benefited performance as short-term rates rallied and the yield curve steepened.

»	U.K and European short-maturity positions also added to returns as rates fell in these regions.

»	Holdings in financial sectors detracted from returns as these securities largely underperformed like-duration U.S. Treasuries.

»	Exposure to mortgage-backed securities detracted from performance as spreads widened.

»	Exposure to emerging markets detracted from performance as spreads widened.

4	PIMCO Variable Insurance Trust

Financial Highlights  Small Cap StocksPLUS® TR Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	01/31/2007-12/31/2007

Advisor Class
Net asset value beginning of year or period	$9.94	$10.00
Net investment income (a)	0.30	0.39
Net realized/unrealized (loss) on investments	(3.53)	(0.22)
Total income (loss) from investment operations	(3.23)	0.17
Dividends from net investment income	(0.34)	(0.23)
Distributions from net realized capital gains	(0.29)	0.00
Total distributions	(0.63)	(0.23)
Net asset value end of year or period	$6.08	$9.94
Total return	(32.59)%	1.66%
Net assets end of year or period (000s)	$288	$173
Ratio of expenses to average net assets	2.20%	1.39	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.94%	0.98	%*(b)(d)
Ratio of net investment income to average net assets	3.76%	4.26	%*
Portfolio turnover rate	271%	462%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.44%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.21%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 6.80%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Small Cap StocksPLUS® TR Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$2,342
Repurchase agreements, at value	500
Cash	136
Deposits with counterparty	341
Foreign currency, at value	15
Receivable for investments sold	204
Interest and dividends receivable	17
Variation margin receivable	66
Manager reimbursement receivable	68
Unrealized appreciation on foreign currency contracts	5
Unrealized appreciation on swap agreements	16
3,710

Liabilities:
Payable for reverse repurchase agreements	$1,034
Payable for investments purchased	201
Payable for investments purchased on a delayed-delivery basis	111
Accrued investment advisory fee	1
Variation margin payable	1
Swap premiums received	10
Unrealized depreciation on foreign currency contracts	16
Unrealized depreciation on swap agreements	15
1,389

Net Assets	$2,321

Net Assets Consist of:
Paid in capital	$3,744
Undistributed net investment income	80
Accumulated undistributed net realized (loss)	(1,542)
Net unrealized appreciation	39
$2,321

Net Assets:
Administrative Class	$2,033
Advisor Class	288

Shares Issued and Outstanding:
Administrative Class	334
Advisor Class	48

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$6.08
Advisor Class	6.08

Cost of Investments Owned	$2,509
Cost of Repurchase Agreements Owned	$500
Cost of Foreign Currency Held	$16

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$174
Dividends	1
Total Income	175

Expenses:
Investment advisory fees	12
Administrative fees	7
Servicing fees – Administrative Class	4
Distribution and/or servicing fees – Advisor Class	1
Interest expense	38
Total Expenses	62

Net Investment Income	113

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1
Net realized (loss) on futures contracts, written options and swaps	(1,303)
Net realized gain on foreign currency transactions	29
Net change in unrealized (depreciation) on investments	(151)
Net change in unrealized appreciation on futures contracts, written options and swaps	159
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(26)
Net (Loss)	(1,291)

Net (Decrease) in Net Assets Resulting from Operations	$(1,178)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Period from January 31, 2007 to December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$113	$125
Net realized (loss)	(1,273)	(128)
Net change in unrealized appreciation (depreciation)	(18)	57
Net increase (decrease) resulting from operations	(1,178)	54

Distributions to Shareholders:
From net investment income
Administrative Class	(113)	(70)
Advisor Class	(11)	(3)
From net realized capital gains
Administrative Class	(91)	0
Advisor Class	(11)	0

Total Distributions	(226)	(73)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	11	3,000
Advisor Class	1,047	181
Issued as reinvestment of distributions
Administrative Class	204	71
Advisor Class	22	3
Cost of shares redeemed
Administrative Class	(20)	(40)
Advisor Class	(723)	(12)
Net increase resulting from Portfolio share transactions	541	3,203

Total Increase (Decrease) in Net Assets	(863)	3,184

Net Assets:
Beginning of year or period	3,184	0
End of year or period*	$2,321	$3,184

*Including undistributed net investment income of:	$80	$61

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Cash Flows  Small Cap StocksPLUS® TR Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(1,178)

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(9,750)
Proceeds from sales of long-term securities	11,363
Sale of short-term portfolio investments, net	432
Increase in deposits with counterparty	(261)
Increase in interest receivable	(3)
Increase in receivable for investments sold	(94)
Decrease in payable for investments purchased	(966)
Decrease in swap premiums received	(20)
Decrease in administrative fee	(1)
Decrease in other liabilities	(1)
Payments from futures transactions	(1,180)
Proceeds from currency transactions	29
Unrealized depreciation on investments	18
Net realized loss on investments	1,273
Net amortization on investments	(2)
Net cash used for operating activities	(341)

Cash flows received from financing activities*:
Proceeds from shares sold	1,058
Payment on shares redeemed	(743)
Net borrowing of reverse repurchase agreements	170
Net cash received from financing activities	485

Net Increase in Cash and Foreign Currency	144

Cash and Foreign Currency:
Beginning of year	7
End of year	$151

*Reinvestment of dividends	$226

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Small Cap StocksPLUS® TR Portfolio

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 39.0%

BANKING & FINANCE 28.8%

American Express Bank FSB
0.568% due 06/22/2009 (c)	$30	$29

American International Group, Inc.
5.850% due 01/16/2018	20	13

Bank of America Corp.
5.750% due 12/01/2017 (c)	30	30
6.000% due 09/01/2017	10	10
8.000% due 12/29/2049	30	22

Barclays Bank PLC
6.050% due 12/04/2017	10	9

Bear Stearns Cos. LLC
2.356% due 05/18/2010 (c)	30	29
2.456% due 09/09/2009 (c)	30	30

CIT Group, Inc.
2.219% due 03/12/2010	20	19

Citigroup Capital XXI
8.300% due 12/21/2057	10	8

Citigroup, Inc.
2.386% due 05/18/2010	30	28
5.500% due 04/11/2013	20	19

Credit Suisse USA, Inc.
2.349% due 08/15/2010 (c)	30	28

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	30	22

General Electric Capital Corp.
5.875% due 01/14/2038	20	20

Goldman Sachs Group, Inc.
4.164% due 07/23/2009 (c)	30	29

HSBC Finance Corp.
2.429% due 11/16/2009	20	19
2.638% due 05/10/2010	30	27

JPMorgan Chase & Co.
2.546% due 05/07/2010 (c)	30	29

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	10	1

Monumental Global Funding Ltd.
5.500% due 04/22/2013 (c)	30	28

Morgan Stanley
5.032% due 01/15/2010 (c)	50	47

SLM Corp.
3.675% due 07/27/2009	30	28

Wachovia Corp.
2.252% due 12/01/2009 (c)	30	29
5.750% due 02/01/2018	30	30
7.980% due 02/28/2049	100	85

		668

INDUSTRIALS 3.2%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	30	30

Home Depot, Inc.
2.046% due 12/16/2009	20	19

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	30	26

		75

UTILITIES 7.0%

AT&T, Inc.
2.959% due 02/05/2010 (c)	100	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

NiSource Finance Corp.
2.723% due 11/23/2009	$30	$27

Ohio Power Co.
4.388% due 04/05/2010	30	28

Verizon Communications, Inc.
4.200% due 04/03/2009	10	10

		161

Total Corporate Bonds & Notes (Cost $980)		904

MUNICIPAL BONDS & NOTES 0.7%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	30	17

Total Municipal Bonds & Notes (Cost $28)		17

U.S. GOVERNMENT AGENCIES 38.5%

Fannie Mae
5.000% due 12/25/2016 - 02/25/2017	23	23
5.500% due 12/01/2038 (c)	499	513
6.000% due 11/01/2037 (c)	339	349

Freddie Mac
4.250% due 09/15/2024	9	9

Total U.S. Government Agencies (Cost $877)		894

U.S. TREASURY OBLIGATIONS 8.9%

Treasury Inflation Protected Securities (b)
1.750% due 01/15/2028	104	96
1.875% due 07/15/2013	117	110

Total U.S. Treasury Obligations (Cost $196)		206

MORTGAGE-BACKED SECURITIES 5.7%

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	30	22

Banc of America Funding Corp.
5.884% due 03/20/2036	15	8

Bear Stearns Structured Products, Inc.
5.761% due 12/26/2046	25	18

Citigroup Mortgage Loan Trust, Inc.
0.541% due 01/25/2037	13	11

Countrywide Alternative Loan Trust
0.671% due 06/25/2037	25	10

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	14	8

Harborview Mortgage Loan Trust
5.142% due 07/19/2035	16	9

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	30	21

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	3	3

Morgan Stanley Capital I
5.881% due 06/11/2049	30	22

Total Mortgage-Backed Securities (Cost $190)		132

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.1%

Bear Stearns Asset-Backed Securities Trust
0.561% due 06/25/2047	$16	$14

BNC Mortgage Loan Trust
0.571% due 05/25/2037	20	15

Citigroup Mortgage Loan Trust, Inc.
0.511% due 12/25/2036	16	14
0.581% due 03/25/2037	17	14

Countrywide Asset-Backed Certificates
0.551% due 10/25/2047	16	14
0.651% due 09/25/2036	20	16

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 10/25/2036	9	9

Fremont Home Loan Trust
0.571% due 05/25/2036	6	6

MASTR Asset-Backed Securities Trust
0.511% due 08/25/2036	5	5
0.551% due 05/25/2037	15	12

Morgan Stanley ABS Capital I
0.511% due 01/25/2037	13	12
0.521% due 10/25/2036	6	6

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	16	14

Securitized Asset-Backed Receivables LLC Trust
0.511% due 01/25/2037	13	12

Soundview Home Equity Loan Trust
0.551% due 06/25/2037	18	13

Structured Asset Securities Corp.
0.571% due 01/25/2037	16	11

Total Asset-Backed Securities (Cost $222)		187

	SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%

American International Group, Inc.
8.500% due 01/25/2037	200	2

Total Convertible Preferred Stocks (Cost $15)		2

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.5%

REPURCHASE AGREEMENTS 21.5%

Credit Suisse Securities (USA) LLC
0.000% due 01/02/2009	$500	500

(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.125% due 11/30/2009 valued at $512. Repurchase proceeds are $500.)
Total Short-Term Instruments (Cost $500)		500

PURCHASED OPTIONS (f) 0.0%
(Cost $1)		0

Total Investments 122.5% (Cost $3,009)		$2,842

Other Assets and Liabilities (Net) (22.5%)		(521)

Net Assets 100.0%		$2,321

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal amount of security is adjusted for inflation.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $1,308 at a weighted average interest rate of 2.822%. On December 31, 2008, securities valued at $1,161 were pledged as collateral for reverse repurchase agreements.
(d)	Cash of $341 has been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	1	$6
90-Day Eurodollar June Futures	Long	06/2009	2	11
90-Day Eurodollar March Futures	Long	03/2009	3	16
90-Day Eurodollar September Futures	Long	09/2009	2	12
E-mini Russell 2000 Index March Futures	Long	03/2009	45	154
U.S. Treasury 5-Year Note March Futures	Long	03/2009	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	1	9
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1	8

				$216

(e)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Berkshire Hathaway Finance Corp.	RBS	0.900%	03/20/2013	3.300%	$100	$(9)	$0	$(9)
Indonesia Government International Bond	RBS	1.100%	03/20/2012	6.573%	30	(5)	0	(5)
Panama Government International Bond	CSFB	0.300%	02/20/2009	2.378%	30	0	0	0
Ukraine Government International Bond	MSC	0.600%	02/20/2009	36.425%	30	(1)	0	(1)

						$(15)	$0	$(15)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS	EUR	30	$1	$0	$1
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS	AUD	100	2	0	2
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$200	6	0	6
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		200	(5)	(10)	5
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	GSC	GBP	100	2	0	2

							$6	$(10)	$16

(f)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - NYBEX Mini Russell 2000 Index January Futures	$200.000	01/16/2009	44	$1	$0

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Small Cap StocksPLUS® TR Portfolio  (Cont.)

(g)	Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Premium
Balance at 12/31/2007	0	$0
Sales	2	2
Closing Buys	(2)	(2)
Expirations	0	0
Exercised	0	0

Balance at 12/31/2008	0	$0

(h)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	1	04/2009	$0	$0	$0
Sell		BCLY	1	04/2009	0	0	0
Buy		HSBC	1	04/2009	0	0	0
Sell		HSBC	1	04/2009	0	0	0
Sell	AUD	CITI	4	01/2009	0	0	0
Sell	BRL	BCLY	56	02/2009	2	0	2
Sell		UBS	5	02/2009	0	0	0
Sell		JPM	6	06/2009	0	0	0
Buy		RBC	66	06/2009	0	(8)	(8)
Buy	CNY	BCLY	78	07/2009	0	(1)	(1)
Sell		BCLY	22	07/2009	0	0	0
Sell		CITI	21	07/2009	0	0	0
Buy		DUB	51	07/2009	0	(1)	(1)
Sell		DUB	63	07/2009	0	0	0
Buy		HSBC	13	07/2009	0	0	0
Sell		HSBC	5	07/2009	0	0	0
Buy		JPM	20	07/2009	0	0	0
Sell		JPM	12	07/2009	0	0	0
Buy		BCLY	48	09/2009	0	0	0
Buy	EUR	BCLY	3	01/2009	0	0	0
Buy		BNP	1	01/2009	0	0	0
Buy		CSFB	1	01/2009	0	0	0
Buy		DUB	2	01/2009	0	0	0
Buy		HSBC	1	01/2009	0	0	0
Buy		MSC	1	01/2009	0	0	0
Sell		RBS	8	01/2009	0	(1)	(1)
Sell	GBP	CITI	20	01/2009	1	0	1
Buy	INR	BCLY	21	04/2009	0	0	0
Sell		DUB	21	04/2009	0	0	0
Buy	JPY	BCLY	35	01/2009	0	0	0
Buy		BNP	28	01/2009	0	0	0
Buy		CITI	34	01/2009	0	0	0
Sell		CSFB	96	01/2009	0	0	0
Buy		UBS	69	01/2009	0	0	0
Buy	MYR	BCLY	20	02/2009	0	0	0
Sell		BCLY	10	02/2009	0	0	0
Sell		DUB	6	02/2009	0	0	0
Sell		HSBC	5	02/2009	0	0	0
Buy		JPM	10	02/2009	0	0	0
Sell		JPM	8	02/2009	0	0	0
Sell	PHP	CITI	549	02/2009	0	(1)	(1)
Buy		DUB	200	02/2009	0	0	0
Buy		JPM	349	02/2009	0	(1)	(1)
Buy	RUB	JPM	152	05/2009	0	(2)	(2)
Sell		UBS	152	05/2009	2	0	2
Buy	SAR	HSBC	1	04/2009	0	0	0
Sell		HSBC	1	04/2009	0	0	0
Buy		JPM	1	04/2009	0	0	0
Sell		JPM	1	04/2009	0	0	0
Sell	SGD	BCLY	2	01/2009	0	0	0
Buy		HSBC	2	01/2009	0	0	0
Sell		BCLY	4	04/2009	0	0	0
Buy		CITI	15	04/2009	0	0	0
Sell		CITI	3	04/2009	0	0	0
Sell		HSBC	9	04/2009	0	(1)	(1)
Sell		JPM	3	04/2009	0	0	0
Buy		RBS	4	04/2009	0	0	0

					$5	$(16)	$(11)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$2	$2,840	$0	$2,842
Other Financial Instruments ++	216	(11)	1	206

Total	$218	$2,829	$1	$3,048

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$0	$0	$0	$0	$0	$0
Other Financial Instruments ++	0	0	0	0	1	0	1

Total	$0	$0	$0	$0	$1	$0	$1

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	13

Notes to Financial Statements

1.  ORGANIZATION

The Small Cap StocksPLUS® TR Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(o), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

14	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

16	PIMCO Variable Insurance Trust

December 31, 2008

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

18	PIMCO Variable Insurance Trust

December 31, 2008

“IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.44%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its supervisory and administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), supervisory and administrative fees and other expenses borne by the Portfolio not covered by the supervisory and administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2008, the recoverable amount to the Administrator was $68,095.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the

20	PIMCO Variable Insurance Trust

December 31, 2008

period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$79

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,919	$9,897	$831	$1,022

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Period from 01/31/2007 to 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	2	$11	300	$3,000
Advisor Class	132	1,047	18	181
Issued as reinvestment of distributions
Administrative Class	31	204	7	71
Advisor Class	4	22	0	3
Cost of shares redeemed
Administrative Class	(2)	(20)	(4)	(40)
Advisor Class	(105)	(723)	(1)	(12)
Net increase resulting from Portfolio share transactions	62	$541	320	$3,203

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	1	99	*
Advisor Class	1	95

*	Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the

U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
$72	$0	$(150)	$0	$(1,082)	$(263)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$1,082	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$3,009	$36	$(203)	$(167)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$173	$53	$0
12/31/2007	73	0	0

(5)	Includes short-term capital gains, if any, distributed.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Small Cap StocksPLUS® TR Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Small Cap StocksPLUS® TR Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated, cash flows for the year then ended, and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	23

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	25

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

26	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	27

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

28	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	29

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
StocksPLUS® Growth and Income Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Glossary	26
Federal Income Tax Information	27
Privacy Policy	28
Management of the Trust	29
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	31

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO StocksPLUS® Growth and Income Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Corporate Bonds & Notes	36.4%
Short-Term Instruments	24.5%
U.S. Government Agencies	17.8%
Asset-Backed Securities	6.2%
Sovereign Issues	4.8%
Other	10.3%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	10 Years	Portfolio Inception (12/31/97)
PIMCO StocksPLUS® Growth and Income Portfolio Administrative Class	-42.63%	-4.18%	-2.12%	0.45%
S&P 500 Index±	-37.00%	-2.19%	-1.38%	1.02%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Administrative Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$687.94	$1,014.13
Expenses Paid During Periodà	$9.29	$11.09

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»	The S&P 500 Index declined 37.00% over the twelve-month period, marking the worst calendar year performance for the Index since the 1930s.

»	Holdings in financial sectors were the primary drivers of underperformance as these securities largely underperformed like-duration U.S. Treasuries.

»	U.S. duration and curve-steepening strategies benefited performance as short-term rates rallied and the yield curve steepened.

»	U.K curve-steepening strategies and European short-maturity positions added to returns as the yield curves steepened and rates fell in these regions.

»	Exposure to mortgage-backed securities detracted from performance as spreads widened.

»	Exposure to emerging markets detracted from performance as spreads widened.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Growth and Income Portfolio

Selected Per Share Data for the Year:	12/31/2008	12/31/2007		12/31/2006		12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$11.04	$11.15		$10.20		$10.09	$9.26
Net investment income (a)	0.50	0.53		0.42		0.29	0.13
Net realized/unrealized gain (loss) on investments	(5.00)	0.23		1.06		0.06	0.86
Total income (loss) from investment operations	(4.50)	0.76		1.48		0.35	0.99
Dividends from net investment income	(0.64)	(0.87)		(0.53)		(0.24)	(0.16)
Net asset value end of year	$5.90	$11.04		$11.15		$10.20	$10.09
Total return	(42.63)%	6.86%		14.90%		3.49%	10.81%
Net assets end of year (000s)	$36,243	$78,125		$85,425		$229,193	$266,851
Ratio of expenses to average net assets	0.84%	0.54	%(c)	0.59	%(b)	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.54	%(c)	0.59	%(b)	0.65%	0.65%
Ratio of net investment income to average net assets	5.66%	4.67%		3.95%		2.87%	1.39%
Portfolio turnover rate	486%	54%		135%		264%	249%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 31, 2006, the advisory fee was reduced to 0.30%.
(c)	Effective October 1, 2007, the advisory fee was reduced to 0.25%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$42,476
Repurchase agreements, at value	6,400
Cash	942
Deposits with counterparty	4,433
Foreign currency, at value	356
Receivable for investments sold	3,598
Interest and dividends receivable	226
Variation margin receivable	1,121
Swap premiums paid	1,013
Unrealized appreciation on foreign currency contracts	107
Unrealized appreciation on swap agreements	509
61,181

Liabilities:
Payable for reverse repurchase agreements	$10,745
Payable for investments purchased	7,069
Payable for Portfolio shares redeemed	111
Written options outstanding	196
Accrued investment advisory fee	8
Accrued administrative fee	3
Accrued servicing fee	7
Variation margin payable	770
Swap premiums received	107
Unrealized depreciation on foreign currency contracts	293
Unrealized depreciation on swap agreements	4,925
Other liabilities	290
24,524

Net Assets	$36,657

Net Assets Consist of:
Paid in capital	$119,620
Undistributed net investment income	607
Accumulated undistributed net realized (loss)	(79,226)
Net unrealized (depreciation)	(4,344)
$36,657

Net Assets:
Institutional Class	$414
Administrative Class	36,243

Shares Issued and Outstanding:
Institutional Class	69
Administrative Class	6,142

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$5.98
Administrative Class	5.90

Cost of Investments Owned	$46,630
Cost of Repurchase Agreements Owned	$6,400
Cost of Foreign Currency Held	$356
Premiums Received on Written Options	$98

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$3,697
Dividends	148
Total Income	3,845

Expenses:
Investment advisory fees	148
Administrative fees	59
Servicing fees – Administrative Class	88
Trustees’ fees	1
Interest expense	203
Total Expenses	499

Net Investment Income	3,346

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	(1,176)
Net realized (loss) on futures contracts, written options and swaps	(28,551)
Net realized gain on foreign currency transactions	892
Net change in unrealized (depreciation) on investments	(3,670)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(403)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(677)
Net (Loss)	(33,585)

Net (Decrease) in Net Assets Resulting from Operations	$(30,239)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

(Decrease) in Net Assets from:

Operations:
Net investment income	$3,346	$4,143
Net realized gain (loss)	(28,835)	1,839
Net change in unrealized appreciation (depreciation)	(4,750)	51
Net increase (decrease) resulting from operations	(30,239)	6,033

Distributions to Shareholders:
From net investment income
Institutional Class	(39)	(351)
Administrative Class	(4,188)	(6,255)

Total Distributions	(4,227)	(6,606)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	139	1,518
Administrative Class	3,812	4,956
Issued as reinvestment of distributions
Institutional Class	39	351
Administrative Class	4,188	6,255
Cost of shares redeemed
Institutional Class	(3,876)	(3,197)
Administrative Class	(15,876)	(17,948)
Net (decrease) resulting from Portfolio share transactions	(11,574)	(8,065)

Total (Decrease) in Net Assets	(46,040)	(8,638)

Net Assets:
Beginning of year	82,697	91,335
End of year*	$36,657	$82,697

*Including undistributed net investment income of:	$607	$3,293

8	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Schedule of Investments  StocksPLUS® Growth and Income Portfolio

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Metro-Goldwyn-Mayer, Inc.
4.709% due 04/08/2012	$99	$42

Total Bank Loan Obligations (Cost $99)		42

CORPORATE BONDS & NOTES 48.6%

BANKING & FINANCE 36.9%

American Express Bank FSB
0.568% due 10/20/2009	200	191

American Express Centurion Bank
1.200% due 11/16/2009 (d)	300	284

American Express Credit Corp.
1.928% due 11/09/2009	200	186

American International Group, Inc.
1.090% due 06/16/2009 (d)	800	729

Bank of America Corp.
8.000% due 12/29/2049	1,400	1,009

Bear Stearns Cos. LLC
2.359% due 08/15/2011	100	90
3.250% due 03/25/2009 (d)	200	199
4.199% due 10/22/2010	200	192
4.905% due 07/16/2009 (d)	900	889

Capital One Financial Corp.
2.469% due 09/10/2009	100	95

Citigroup Funding, Inc.
1.466% due 06/26/2009	100	98

Comerica Bank
0.561% due 06/30/2010	500	413

Countrywide Financial Corp.
2.946% due 05/07/2012	100	87
4.348% due 01/05/2009 (d)	200	200

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	100	100

General Electric Capital Corp.
3.565% due 10/26/2009	100	97

Goldman Sachs Group, Inc.
1.518% due 03/30/2009 (d)	200	197
2.229% due 11/16/2009 (d)	900	862

HSBC Finance Corp.
2.429% due 11/16/2009 (d)	600	570

ICICI Bank Ltd.
5.290% due 01/12/2010	300	248

International Lease Finance Corp.
4.950% due 02/01/2011 (d)	600	433

KeyCorp
0.571% due 05/26/2009 (d)	1,100	1,086

Lehman Brothers Holdings, Inc.
2.889% due 01/23/2009 (a)	300	29
2.907% due 11/16/2009 (a)	500	48
3.005% due 07/18/2011 (a)	100	10

Merrill Lynch & Co., Inc.
2.290% due 12/04/2009 (d)	200	192
4.485% due 05/12/2010	100	96

Morgan Stanley
4.232% due 05/14/2010	200	186
4.842% due 01/15/2010 (d)	800	735

Osiris Capital PLC
7.602% due 01/15/2010	500	485

SLM Corp.
2.196% due 03/15/2011	100	77
3.615% due 01/26/2009	200	192
3.675% due 07/27/2009	400	377

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Sun Life Financial Global Funding LP
1.595% due 07/06/2011 (d)	$600	$581

Wachovia Corp.
4.882% due 10/15/2011 (d)	900	807
7.980% due 02/28/2049	100	85

Wachovia Mortgage FSB
2.428% due 05/08/2009 (d)	850	839

Wells Fargo & Co.
3.552% due 05/01/2033 (d)	500	515

		13,509

INDUSTRIALS 6.8%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	100	101

Daimler Finance North America LLC
2.346% due 03/13/2009	100	100

General Mills, Inc.
4.189% due 01/22/2010	100	96

Home Depot, Inc.
2.046% due 12/16/2009	100	94

Hospira, Inc.
1.948% due 03/30/2010	200	195

New Albertson’s, Inc.
6.950% due 08/01/2009	300	295

Pemex Project Funding Master Trust
2.820% due 12/03/2012 (d)	700	588

Reynolds American, Inc.
2.696% due 06/15/2011	100	81

Rockies Express Pipeline LLC
5.100% due 08/20/2009 (d)	200	200

UnitedHealth Group, Inc.
3.806% due 02/07/2011 (d)	500	438

Xerox Corp.
9.750% due 01/15/2009 (d)	300	300

		2,488

UTILITIES 4.9%

AT&T, Inc.
2.959% due 02/05/2010	100	96

Pepco Holdings, Inc.
2.828% due 06/01/2010 (d)	1,100	1,090

Qwest Corp.
5.246% due 06/15/2013	700	525

Telecom Italia Capital S.A.
3.672% due 02/01/2011	100	79

		1,790

Total Corporate Bonds & Notes (Cost $20,103)		17,787

U.S. GOVERNMENT AGENCIES 23.8%

Fannie Mae
5.000% due 06/01/2018 - 05/01/2038	309	317
5.500% due 09/01/2038 - 01/01/2039	3,978	4,080
6.000% due 04/01/2016 - 11/01/2033	151	157

8.000% due 05/01/2030 - 09/01/2031	28	30

Freddie Mac
1.345% due 08/15/2019	940	913

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.500% due 08/15/2030 - 01/01/2039	$1,003	$1,027
6.000% due 07/01/2016 - 07/01/2038	1,530	1,581
6.500% due 10/25/2043	370	382

Ginnie Mae
5.125% due 11/20/2029 (e)	78	77
5.375% due 02/20/2027 (e)	99	97
8.000% due 04/15/2027 - 12/15/2029	52	56
8.500% due 04/20/2030	2	3

Total U.S. Government Agencies (Cost $8,603)		8,720

MORTGAGE-BACKED SECURITIES 5.5%

Bear Stearns Adjustable Rate Mortgage Trust
6.079% due 02/25/2033	47	39

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	163	140

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	2	2

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	159	66
3.256% due 02/25/2036	264	119
6.000% due 10/25/2033	213	203

CS First Boston Mortgage Securities Corp.
5.545% due 05/25/2032	69	56

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.541% due 01/25/2047	127	113

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	116	93

Harborview Mortgage Loan Trust
0.671% due 01/19/2038	127	114
0.771% due 01/19/2038	300	120

Impac CMB Trust
1.231% due 10/25/2033	12	8

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	88	80

Morgan Stanley Capital I
1.255% due 10/15/2020	36	27

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	137	131

Structured Asset Mortgage Investments, Inc.
0.601% due 03/25/2037	232	91
0.751% due 02/25/2036	130	62
0.831% due 07/19/2035	106	72

Thornburg Mortgage Securities Trust
1.525% due 06/25/2037	159	133

WaMu Mortgage Pass-Through Certificates
4.269% due 12/25/2046	715	329

Total Mortgage-Backed Securities (Cost $3,210)		1,998

ASSET-BACKED SECURITIES 8.3%

Asset-Backed Funding Certificates
0.531% due 10/25/2036	57	56

Bear Stearns Asset-Backed Securities Trust
0.531% due 01/25/2037	182	160

Chase Issuance Trust
1.235% due 04/15/2013	300	266
3.496% due 09/15/2015	500	413

Citigroup Mortgage Loan Trust, Inc.
0.531% due 01/25/2037	79	75
0.581% due 08/25/2036	440	386

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
0.561% due 12/25/2037	$242	$223

Ford Credit Auto Owner Trust
4.360% due 06/15/2010	224	222

HSBC Asset Loan Obligation
0.531% due 12/25/2036	439	405

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	39	34

Long Beach Mortgage Loan Trust
0.511% due 11/25/2036	174	164
0.751% due 10/25/2034	5	2

Morgan Stanley ABS Capital I
0.511% due 10/25/2036	28	26

Option One Mortgage Loan Trust
0.521% due 01/25/2037	49	45

Securitized Asset-Backed Receivables LLC Trust
0.531% due 12/25/2036	98	82

SLM Student Loan Trust
3.535% due 07/25/2018	44	44
3.575% due 01/25/2019	450	348

Structured Asset Securities Corp.
0.521% due 10/25/2036	92	85

Total Asset-Backed Securities (Cost $3,304)		3,036

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SOVEREIGN ISSUES 6.3%

Export-Import Bank of Korea
2.389% due 11/16/2010	$1,900	$1,874

Korea Development Bank
2.433% due 11/22/2012	500	451

Total Sovereign Issues (Cost $2,400)		2,325

	SHARES
CONVERTIBLE PREFERRED STOCKS 2.0%

Wachovia Corp.
7.500% due 11/22/2012	1,000	750

Total Convertible Preferred Stocks (Cost $1,300)		750

PREFERRED STOCKS 4.7%

DG Funding Trust
3.229% due 11/22/2012	173	1,740

Total Preferred Stocks (Cost $1,823)		1,740

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 32.7%

REPURCHASE AGREEMENTS 17.5%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	$4,400	$4,400
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.875% due 05/15/2018 valued at $4,394. Repurchase proceeds are $4,400.)
0.030% due 01/05/2009	2,000	2,000
(Dated 12/30/2008. Collateralized by U.S. Treasury Notes 2.125% - 2.625% due 04/30/2010 - 05/31/2010 valued at $2,020. Repurchase proceeds are $2,000.)

		6,400

U.S. TREASURY BILLS 15.2%
0.158% due 02/26/2009 - 06/04/2009 (b)(c)(e)	5,600	5,585

Total Short-Term Instruments (Cost $11,999)		11,985

PURCHASED OPTIONS (g) 1.3%
(Cost $189)		493

Total Investments 133.3% (Cost $53,030)		$48,876

Written Options (h) (0.5%) (Premiums $98)		(196)

Other Assets and Liabilities (Net) (32.8%)		(12,023)

Net Assets 100.0%		$36,657

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Securities with an aggregate market value of $4,130 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $6,816 at a weighted average interest rate of 2.987%. On December 31, 2008, securities valued at $13,334 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $174 and cash of $4,433 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2009	4	$41
90-Day Eurodollar December Futures	Long	12/2009	9	43
90-Day Eurodollar June Futures	Long	06/2009	21	107
90-Day Eurodollar March Futures	Long	03/2009	113	706
90-Day Eurodollar March Futures	Long	03/2010	5	25
90-Day Eurodollar September Futures	Long	09/2009	56	418
E-mini S&P 500 Index March Futures	Short	03/2009	8	(11)
S&P 500 Index March Futures	Long	03/2009	127	2,853
U.S. Treasury 2-Year Note March Futures	Long	03/2009	152	141
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	5	47
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	13	116
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures Put Options Strike @ GBP 93.000	Short	09/2009	35	25

				$4,511

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(f)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
JPMorgan Chase & Co.	BCLY	(1.300%	)	06/20/2010	0.718%	$200	$(2)	$0	$(2)
JPMorgan Chase & Co.	DUB	(1.300%	)	06/20/2009	0.689%	200	(1)	0	(1)
Wells Fargo & Co.	DUB	(1.400%	)	12/20/2009	1.200%	300	(1)	0	(1)

							$(4)	$0	$(4)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	DUB	2.060%	03/20/2013	2.903%	$300	$(9)	$0	$(9)
American International Group, Inc.	BOA	0.930%	12/20/2012	5.259%	100	(15)	0	(15)
American International Group, Inc.	RBS	0.780%	12/20/2012	5.259%	100	(15)	0	(15)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	3.300%	100	(8)	0	(8)
Berkshire Hathaway Finance Corp.	CSFB	0.850%	03/20/2013	3.300%	100	(9)	0	(9)
Berkshire Hathaway Finance Corp.	DUB	0.850%	09/20/2009	4.250%	500	(12)	0	(12)
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	3.300%	100	(9)	0	(9)
Berkshire Hathaway Finance Corp.	RBS	0.870%	03/20/2013	3.300%	100	(9)	0	(9)
Brazil Government International Bond	DUB	0.980%	01/20/2012	2.879%	700	(35)	0	(35)
California State General Obligation Notes, Series 2005	GSC	0.530%	03/20/2018	3.578%	100	(13)	0	(13)
CIT Group, Inc.	JPM	5.750%	03/20/2013	7.304%	100	(5)	0	(5)
Gannett Co., Inc.	UBS	1.800%	03/20/2013	9.515%	100	(22)	0	(22)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	4.554%	300	(10)	0	(10)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	100	(1)	0	(1)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	100	0	0	0
General Electric Capital Corp.	MSC	5.500%	12/20/2009	4.554%	200	2	0	2
General Motors Corp.	BCLY	4.850%	12/20/2012	81.101%	500	(386)	0	(386)
General Motors Corp.	GSC	5.150%	12/20/2012	81.101%	300	(230)	0	(230)
General Motors Corp.	MLP	4.880%	12/20/2012	81.101%	300	(231)	0	(231)
General Motors Corp.	MLP	6.650%	12/20/2012	81.101%	200	(150)	0	(150)
HSBC Finance Corp.	RBS	1.800%	03/20/2010	8.727%	100	(8)	0	(8)
JSC Gazprom	BCLY	0.740%	01/20/2012	10.680%	200	(47)	0	(47)
JSC Gazprom	DUB	1.000%	10/20/2011	10.875%	300	(66)	0	(66)
MBIA, Inc.	BOA	2.800%	12/20/2012	22.815%	100	(42)	0	(42)
MBIA, Inc.	BOA	4.000%	12/20/2012	13.792%	100	(26)	0	(26)
MBIA, Inc.	DUB	3.400%	12/20/2012	33.971%	100	(50)	0	(50)
MBIA, Inc.	WAC	5.050%	12/20/2012	13.792%	100	(22)	0	(22)
MetLife, Inc.	JPM	1.700%	03/20/2013	5.242%	100	(12)	0	(12)
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	3.650%	100	(13)	0	(13)
New York City, New York General Obligation Notes, Series 2007	GSC	0.450%	03/20/2018	2.825%	100	(11)	0	(11)
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	6.992%	100	(16)	0	(16)
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	6.992%	100	(16)	0	(16)
Prudential Financial, Inc.	CSFB	1.960%	03/20/2013	6.992%	300	(48)	0	(48)
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	6.992%	400	(59)	0	(59)
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	6.992%	100	(16)	0	(16)
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	6.992%	100	(15)	0	(15)
Russia Government International Bond	GSC	0.670%	03/20/2009	9.649%	500	(9)	0	(9)
SLM Corp.	BNP	4.500%	03/20/2009	11.543%	100	(1)	0	(1)
SLM Corp.	BOA	2.860%	12/20/2012	8.756%	100	(17)	0	(17)
SLM Corp.	BOA	5.025%	03/20/2013	8.613%	200	(21)	0	(21)
SLM Corp.	CITI	5.000%	12/20/2013	8.265%	100	(10)	(13)	3
SLM Corp.	JPM	4.930%	03/20/2013	8.613%	100	(11)	0	(11)
SLM Corp.	MLP	4.600%	03/20/2010	11.356%	100	(7)	0	(7)

						$(1,710)	$(13)	$(1,697)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	$98	$5	$9	$(4)

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	$500	$(85)	$0	$(85)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	389	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	97	0	0	0
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	200	(4)	(5)	1

					$(87)	$(5)	$(82)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,000	$45	$0	$45
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		100	3	0	3
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		100	3	0	3
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	400	(2)	0	(2)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		300	(2)	0	(2)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		100	0	0	0
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		200	1	0	1
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		200	2	0	2
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		$1,700	76	62	14
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		8,200	369	310	59
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		5,100	229	161	68
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		8,900	401	234	167
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		700	(236)	1	(237)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		200	(5)	(17)	12
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		1,100	(500)	30	(530)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		3,200	(1,455)	45	(1,500)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		100	(46)	(7)	(39)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		1,300	(591)	(17)	(574)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS	GBP	300	0	2	(2)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		1,800	24	(34)	58
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	CSFB		200	(33)	36	(69)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	DUB		400	(66)	109	(175)

							$(1,783)	$915	$(2,698)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	5,275	1-Month USD-LIBOR less 0.100%	$7,584	03/31/2009	GSC	$69

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(g)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$142.000	01/23/2009	7	$0	$0
Put - CBOT U.S. Treasury 2-Year Note February Futures	83.500	02/20/2009	58	1	1
Put - CBOT U.S. Treasury 2-Year Note February Futures	85.000	02/20/2009	43	1	1
Put - CBOT U.S. Treasury 2-Year Note February Futures	86.000	02/20/2009	35	1	1
Put - CBOT U.S. Treasury 2-Year Note February Futures	98.000	02/20/2009	7	0	0
Put - CBOT U.S. Treasury 2-Year Note March Futures	90.000	02/20/2009	9	0	0
Put - CME S&P 500 Index January Futures	400.000	01/16/2009	122	13	1
Put - CME S&P 500 Index January Futures	550.000	01/16/2009	76	10	4

				$26	$8

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$800	$9	$31
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	1,500	16	48
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	2,300	22	85

							$47	$164

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2039	$93.586	02/13/2009	$2,000	$47	$158
Call - OTC Fannie Mae 5.000% due 03/01/2039	95.734	02/13/2009	2,000	48	117
Call - OTC Fannie Mae 5.500% due 03/01/2039	97.391	02/13/2009	1,000	20	45
Call - OTC U.S. Treasury Note 2.375% due 08/31/2010	103.672	02/06/2009	800	1	1
Call - OTC U.S. Treasury Note 3.250% due 12/31/2009	102.813	02/13/2009	300	0	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	54.000	01/06/2009	1,000	0	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	60.000	01/06/2009	1,000	0	0
Put - OTC Fannie Mae 5.500% due 02/01/2039	85.000	02/05/2009	1,000	0	0
Put - OTC Freddie Mac 5.500% due 02/01/2039	80.000	02/05/2009	1,000	0	0

				$116	$321

(h)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$97.250	03/16/2009	125	$49	$2
Put - CME 90-Day Eurodollar March Futures	98.000	03/16/2009	2	1	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	2	1	0
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	2	0	1

				$51	$3

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$300	$10	$43
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	500	15	60
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009	1,000	22	90

							$47	$193

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	9	$9,000	$111
Sales	759	2,700	455
Closing Buys	(10)	(9,900)	(135)
Expirations	(627)	0	(333)
Exercised	0	0	0

Balance at 12/31/2008	131	$1,800	$98

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

(i)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	31	04/2009	$0	$0	$0
Sell		BCLY	31	04/2009	0	0	0
Buy		HSBC	31	04/2009	0	0	0
Sell		HSBC	31	04/2009	0	0	0
Sell	BRL	BCLY	426	02/2009	10	(1)	9
Sell		CITI	9	02/2009	0	0	0
Sell		HSBC	32	02/2009	0	(1)	(1)
Sell		JPM	92	02/2009	0	(1)	(1)
Sell		UBS	92	02/2009	0	0	0
Sell		HSBC	187	06/2009	6	0	6
Buy		RBC	876	06/2009	0	(103)	(103)
Buy	CNY	BCLY	472	07/2009	0	(5)	(5)
Sell		BCLY	1,830	07/2009	1	(1)	0
Sell		CITI	156	07/2009	0	0	0
Buy		DUB	1,556	07/2009	0	(16)	(16)
Sell		DUB	403	07/2009	0	(1)	(1)
Buy		HSBC	502	07/2009	0	(5)	(5)
Sell		HSBC	61	07/2009	0	0	0
Buy		JPM	416	07/2009	0	(5)	(5)
Sell		JPM	163	07/2009	0	(1)	(1)
Buy		BCLY	243	09/2009	0	0	0
Buy		CITI	139	09/2009	0	0	0
Buy		DUB	416	09/2009	0	0	0
Buy		HSBC	277	09/2009	0	0	0
Buy		JPM	69	09/2009	0	0	0
Buy	EUR	BCLY	42	01/2009	3	0	3
Buy		BNP	13	01/2009	0	(1)	(1)
Buy		CSFB	7	01/2009	0	0	0
Buy		DUB	19	01/2009	1	0	1
Buy		HSBC	25	01/2009	1	0	1
Buy		MSC	17	01/2009	1	0	1
Sell		RBS	207	01/2009	0	(26)	(26)
Sell	GBP	CITI	547	01/2009	25	0	25
Buy	IDR	BCLY	206,300	03/2009	0	(2)	(2)
Buy		CITI	217,300	03/2009	0	(2)	(2)
Buy		DUB	102,400	03/2009	0	(1)	(1)
Buy		HSBC	112,100	03/2009	0	0	0
Sell		HSBC	352,500	03/2009	0	(2)	(2)
Sell		JPM	285,600	03/2009	0	(1)	(1)
Buy	INR	BCLY	1,541	04/2009	0	0	0
Sell		BCLY	632	04/2009	0	(1)	(1)
Buy		BOA	1,016	04/2009	1	0	1
Buy		CITI	1,000	04/2009	0	0	0
Buy		DUB	1,008	04/2009	1	0	1
Sell		DUB	546	04/2009	0	(1)	(1)
Buy		HSBC	1,000	04/2009	0	0	0
Sell		JPM	4,387	04/2009	0	(3)	(3)
Buy	JPY	BCLY	611	01/2009	0	0	0
Buy		BNP	491	01/2009	0	0	0
Buy		CITI	593	01/2009	0	0	0
Buy		UBS	1,199	01/2009	1	0	1
Buy	KWD	HSBC	5	04/2009	0	(1)	(1)
Sell		HSBC	5	04/2009	0	0	0
Buy	MYR	BCLY	107	02/2009	1	0	1
Sell		BCLY	234	02/2009	0	(2)	(2)
Sell		CITI	65	02/2009	0	(1)	(1)
Buy		DUB	120	02/2009	0	0	0
Sell		DUB	43	02/2009	0	(1)	(1)
Sell		HSBC	6	02/2009	0	0	0
Buy		JPM	603	02/2009	1	(11)	(10)
Sell		JPM	482	02/2009	0	(4)	(4)
Buy		BCLY	35	04/2009	0	0	0
Sell		BCLY	45	04/2009	0	(1)	(1)
Buy		BOA	35	04/2009	0	0	0
Buy		CITI	105	04/2009	0	0	0
Buy		HSBC	107	04/2009	1	0	1
Sell		JPM	237	04/2009	0	(4)	(4)
Buy	PHP	BCLY	900	02/2009	0	(1)	(1)
Sell		BCLY	5,644	02/2009	0	(5)	(5)
Sell		CITI	3,230	02/2009	0	(5)	(5)
Buy		DUB	3,810	02/2009	1	(1)	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	HSBC	970	02/2009	$0	$(1)	$(1)
Buy		JPM	1,995	02/2009	0	(2)	(2)
Buy		MSC	1,200	02/2009	0	(2)	(2)
Buy		CITI	3,389	05/2009	1	0	1
Sell		DUB	4,359	05/2009	0	(8)	(8)
Buy		JPM	970	05/2009	0	0	0
Buy	RUB	JPM	3,597	05/2009	0	(45)	(45)
Sell		UBS	3,597	05/2009	43	0	43
Buy	SAR	HSBC	32	04/2009	0	0	0
Sell		HSBC	32	04/2009	0	0	0
Buy		JPM	31	04/2009	0	0	0
Sell		JPM	31	04/2009	0	0	0
Sell	SGD	BCLY	106	01/2009	0	(2)	(2)
Buy		DUB	162	01/2009	2	0	2
Sell		HSBC	56	01/2009	0	(2)	(2)
Sell		BCLY	69	04/2009	0	(2)	(2)
Buy		CITI	161	04/2009	1	0	1
Sell		CITI	49	04/2009	0	(2)	(2)
Buy		DUB	132	04/2009	2	0	2
Buy		HSBC	122	04/2009	2	0	2
Sell		HSBC	322	04/2009	0	(8)	(8)
Sell		JPM	43	04/2009	0	(1)	(1)
Buy		RBS	37	04/2009	0	0	0
Buy		UBS	30	04/2009	1	0	1
Buy		HSBC	29	07/2009	0	0	0
Sell		HSBC	29	07/2009	0	(1)	(1)

					$107	$(293)	$(186)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$756	$47,928	$192	$48,876
Other Financial Instruments ++	4,511	(4,850)	52	(287)

Total	$5,267	$43,078	$244	$48,589

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$389	$(200)	$12	$0	$(9)	$0	$192
Other Financial Instruments ++	2	0	0	0	50	0	52

Total	$391	$(200)	$12	$0	$41	$0	$244

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	15

Notes to Financial Statements

1.  ORGANIZATION

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(m), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

16	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a

18	PIMCO Variable Insurance Trust

December 31, 2008

specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

20	PIMCO Variable Insurance Trust

December 31, 2008

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred

Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(q) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion,

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.10%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$1,637

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the

22	PIMCO Variable Insurance Trust

December 31, 2008

Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$241,529	$248,676	$12,715	$22,861

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16	$139	131	$1,518
Administrative Class	444	3,812	435	4,956
Issued as reinvestment of distributions
Institutional Class	4	39	31	351
Administrative Class	469	4,188	550	6,255
Cost of shares redeemed
Institutional Class	(361)	(3,876)	(277)	(3,197)
Administrative Class	(1,849)	(15,876)	(1,570)	(17,948)
Net (decrease) resulting from Portfolio share transactions	(1,277)	$(11,574)	(700)	$(8,065)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	5	88

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs,

PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
$562	$0	$(8,641)	$0	$(72,901)	$(1,983)

(1)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in December 31, 2010.
(3)	Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$47,590	$0	$0	$0	$0	$0	$25,311

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$53,038	$504	$(4,666)	$(4,162)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$4,227	$0	$0
12/31/2007	6,606	0	0

(5)	Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the StocksPLUS® Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the StocksPLUS® Growth and Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	25

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

26	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

StocksPLUS® Growth and Income Portfolio	41.17%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	2.47%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	27

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	29

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	31

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

32	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	33

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

StockPLUS® Growth and Income Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Glossary	26
Federal Income Tax Information	27
Privacy Policy	28
Management of the Trust	29
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	31

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO StocksPLUS® Growth and Income Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Corporate Bonds & Notes	36.4%
Short-Term Instruments	24.5%
U.S. Government Agencies	17.8%
Asset-Backed Securities	6.2%
Sovereign Issues	4.8%
Other	10.3%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (04/28/00)*
PIMCO StocksPLUS® Growth and Income Portfolio Institutional Class	-42.53%	-4.03%	-4.13%
S&P 500 Index±	-37.00%	-2.19%	-3.65%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.35% for Institutional Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$660.04	$1,020.81
Expenses Paid During Periodà	$3.59	$4.37

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»	The S&P 500 Index declined 37.00% over the twelve-month period, marking the worst calendar year performance for the Index since the 1930s.

»	Holdings in financial sectors were the primary drivers of underperformance as these securities largely underperformed like-duration U.S. Treasuries.

»	U.S. duration and curve-steepening strategies benefited performance as short-term rates rallied and the yield curve steepened.

»	U.K curve-steepening strategies and European short-maturity positions added to returns as the yield curves steepened and rates fell in these regions.

»	Exposure to mortgage-backed securities detracted from performance as spreads widened.

»	Exposure to emerging markets detracted from performance as spreads widened.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Growth and Income Portfolio

Selected Per Share Data for the Year:	12/31/2008	12/31/2007		12/31/2006		12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$11.16	$11.25		$10.27		$10.14	$9.29
Net investment income (a)	0.49	0.55		0.45		0.31	0.15
Net realized/unrealized gain (loss) on investments	(5.03)	0.23		1.06		0.06	0.86
Total income (loss) from investment operations	(4.54)	0.78		1.51		0.37	1.01
Dividends from net investment income	(0.64)	(0.87)		(0.53)		(0.24)	(0.16)
Net asset value end of year	$5.98	$11.16		$11.25		$10.27	$10.14
Total return	(42.53)%	6.97%		15.11%		3.68%	10.99%
Net assets end of year (000s)	$414	$4,572		$5,910		$5,735	$3,560
Ratio of expenses to average net assets	0.67%	0.39	%(c)	0.44	%(b)	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.35%	0.39	%(c)	0.44	%(b)	0.50%	0.50%
Ratio of net investment income to average net assets	5.41%	4.80%		4.23%		3.12%	1.55%
Portfolio turnover rate	486%	54%		135%		264%	249%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 31, 2006, the advisory fee was reduced to 0.30%.
(c)	Effective October 1, 2007, the advisory fee was reduced to 0.25%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$42,476
Repurchase agreements, at value	6,400
Cash	942
Deposits with counterparty	4,433
Foreign currency, at value	356
Receivable for investments sold	3,598
Interest and dividends receivable	226
Variation margin receivable	1,121
Swap premiums paid	1,013
Unrealized appreciation on foreign currency contracts	107
Unrealized appreciation on swap agreements	509
61,181

Liabilities:
Payable for reverse repurchase agreements	$10,745
Payable for investments purchased	7,069
Payable for Portfolio shares redeemed	111
Written options outstanding	196
Accrued investment advisory fee	8
Accrued administrative fee	3
Accrued servicing fee	7
Variation margin payable	770
Swap premiums received	107
Unrealized depreciation on foreign currency contracts	293
Unrealized depreciation on swap agreements	4,925
Other liabilities	290
24,524

Net Assets	$36,657

Net Assets Consist of:
Paid in capital	$119,620
Undistributed net investment income	607
Accumulated undistributed net realized (loss)	(79,226)
Net unrealized (depreciation)	(4,344)
$36,657

Net Assets:
Institutional Class	$414
Administrative Class	36,243

Shares Issued and Outstanding:
Institutional Class	69
Administrative Class	6,142

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$5.98
Administrative Class	5.90

Cost of Investments Owned	$46,630
Cost of Repurchase Agreements Owned	$6,400
Cost of Foreign Currency Held	$356
Premiums Received on Written Options	$98

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$3,697
Dividends	148
Total Income	3,845

Expenses:
Investment advisory fees	148
Administrative fees	59
Servicing fees – Administrative Class	88
Trustees’ fees	1
Interest expense	203
Total Expenses	499

Net Investment Income	3,346

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	(1,176)
Net realized (loss) on futures contracts, written options and swaps	(28,551)
Net realized gain on foreign currency transactions	892
Net change in unrealized (depreciation) on investments	(3,670)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(403)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(677)
Net (Loss)	(33,585)

Net (Decrease) in Net Assets Resulting from Operations	$(30,239)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  StocksPLUS® Growth and Income Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

(Decrease) in Net Assets from:

Operations:
Net investment income	$3,346	$4,143
Net realized gain (loss)	(28,835)	1,839
Net change in unrealized appreciation (depreciation)	(4,750)	51
Net increase (decrease) resulting from operations	(30,239)	6,033

Distributions to Shareholders:
From net investment income
Institutional Class	(39)	(351)
Administrative Class	(4,188)	(6,255)

Total Distributions	(4,227)	(6,606)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	139	1,518
Administrative Class	3,812	4,956
Issued as reinvestment of distributions
Institutional Class	39	351
Administrative Class	4,188	6,255
Cost of shares redeemed
Institutional Class	(3,876)	(3,197)
Administrative Class	(15,876)	(17,948)
Net (decrease) resulting from Portfolio share transactions	(11,574)	(8,065)

Total (Decrease) in Net Assets	(46,040)	(8,638)

Net Assets:
Beginning of year	82,697	91,335
End of year*	$36,657	$82,697

*Including undistributed net investment income of:	$607	$3,293

8	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Schedule of Investments  StocksPLUS® Growth and Income Portfolio

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Metro-Goldwyn-Mayer, Inc.
4.709% due 04/08/2012	$99	$42

Total Bank Loan Obligations (Cost $99)		42

CORPORATE BONDS & NOTES 48.6%

BANKING & FINANCE 36.9%

American Express Bank FSB
0.568% due 10/20/2009	200	191

American Express Centurion Bank
1.200% due 11/16/2009 (d)	300	284

American Express Credit Corp.
1.928% due 11/09/2009	200	186

American International Group, Inc.
1.090% due 06/16/2009 (d)	800	729

Bank of America Corp.
8.000% due 12/29/2049	1,400	1,009

Bear Stearns Cos. LLC
2.359% due 08/15/2011	100	90
3.250% due 03/25/2009 (d)	200	199
4.199% due 10/22/2010	200	192
4.905% due 07/16/2009 (d)	900	889

Capital One Financial Corp.
2.469% due 09/10/2009	100	95

Citigroup Funding, Inc.
1.466% due 06/26/2009	100	98

Comerica Bank
0.561% due 06/30/2010	500	413

Countrywide Financial Corp.
2.946% due 05/07/2012	100	87
4.348% due 01/05/2009 (d)	200	200

Ford Motor Credit Co. LLC
5.800% due 01/12/2009	100	100

General Electric Capital Corp.
3.565% due 10/26/2009	100	97

Goldman Sachs Group, Inc.
1.518% due 03/30/2009 (d)	200	197
2.229% due 11/16/2009 (d)	900	862

HSBC Finance Corp.
2.429% due 11/16/2009 (d)	600	570

ICICI Bank Ltd.
5.290% due 01/12/2010	300	248

International Lease Finance Corp.
4.950% due 02/01/2011 (d)	600	433

KeyCorp
0.571% due 05/26/2009 (d)	1,100	1,086

Lehman Brothers Holdings, Inc.
2.889% due 01/23/2009 (a)	300	29
2.907% due 11/16/2009 (a)	500	48
3.005% due 07/18/2011 (a)	100	10

Merrill Lynch & Co., Inc.
2.290% due 12/04/2009 (d)	200	192
4.485% due 05/12/2010	100	96

Morgan Stanley
4.232% due 05/14/2010	200	186
4.842% due 01/15/2010 (d)	800	735

Osiris Capital PLC
7.602% due 01/15/2010	500	485

SLM Corp.
2.196% due 03/15/2011	100	77
3.615% due 01/26/2009	200	192
3.675% due 07/27/2009	400	377

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Sun Life Financial Global Funding LP
1.595% due 07/06/2011 (d)	$600	$581

Wachovia Corp.
4.882% due 10/15/2011 (d)	900	807
7.980% due 02/28/2049	100	85

Wachovia Mortgage FSB
2.428% due 05/08/2009 (d)	850	839

Wells Fargo & Co.
3.552% due 05/01/2033 (d)	500	515

		13,509

INDUSTRIALS 6.8%

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	100	101

Daimler Finance North America LLC
2.346% due 03/13/2009	100	100

General Mills, Inc.
4.189% due 01/22/2010	100	96

Home Depot, Inc.
2.046% due 12/16/2009	100	94

Hospira, Inc.
1.948% due 03/30/2010	200	195

New Albertson’s, Inc.
6.950% due 08/01/2009	300	295

Pemex Project Funding Master Trust
2.820% due 12/03/2012 (d)	700	588

Reynolds American, Inc.
2.696% due 06/15/2011	100	81

Rockies Express Pipeline LLC
5.100% due 08/20/2009 (d)	200	200

UnitedHealth Group, Inc.
3.806% due 02/07/2011 (d)	500	438

Xerox Corp.
9.750% due 01/15/2009 (d)	300	300

		2,488

UTILITIES 4.9%

AT&T, Inc.
2.959% due 02/05/2010	100	96

Pepco Holdings, Inc.
2.828% due 06/01/2010 (d)	1,100	1,090

Qwest Corp.
5.246% due 06/15/2013	700	525

Telecom Italia Capital S.A.
3.672% due 02/01/2011	100	79

		1,790

Total Corporate Bonds & Notes (Cost $20,103)		17,787

U.S. GOVERNMENT AGENCIES 23.8%

Fannie Mae
5.000% due 06/01/2018 - 05/01/2038	309	317
5.500% due 09/01/2038 - 01/01/2039	3,978	4,080
6.000% due 04/01/2016 - 11/01/2033	151	157

8.000% due 05/01/2030 - 09/01/2031	28	30

Freddie Mac
1.345% due 08/15/2019	940	913

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.500% due 08/15/2030 - 01/01/2039	$1,003	$1,027
6.000% due 07/01/2016 - 07/01/2038	1,530	1,581
6.500% due 10/25/2043	370	382

Ginnie Mae
5.125% due 11/20/2029 (e)	78	77
5.375% due 02/20/2027 (e)	99	97
8.000% due 04/15/2027 - 12/15/2029	52	56
8.500% due 04/20/2030	2	3

Total U.S. Government Agencies (Cost $8,603)		8,720

MORTGAGE-BACKED SECURITIES 5.5%

Bear Stearns Adjustable Rate Mortgage Trust
6.079% due 02/25/2033	47	39

Bear Stearns Mortgage Funding Trust
0.541% due 02/25/2037	163	140

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	2	2

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	159	66
3.256% due 02/25/2036	264	119
6.000% due 10/25/2033	213	203

CS First Boston Mortgage Securities Corp.
5.545% due 05/25/2032	69	56

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.541% due 01/25/2047	127	113

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	116	93

Harborview Mortgage Loan Trust
0.671% due 01/19/2038	127	114
0.771% due 01/19/2038	300	120

Impac CMB Trust
1.231% due 10/25/2033	12	8

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	88	80

Morgan Stanley Capital I
1.255% due 10/15/2020	36	27

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	137	131

Structured Asset Mortgage Investments, Inc.
0.601% due 03/25/2037	232	91
0.751% due 02/25/2036	130	62
0.831% due 07/19/2035	106	72

Thornburg Mortgage Securities Trust
1.525% due 06/25/2037	159	133

WaMu Mortgage Pass-Through Certificates
4.269% due 12/25/2046	715	329

Total Mortgage-Backed Securities (Cost $3,210)		1,998

ASSET-BACKED SECURITIES 8.3%

Asset-Backed Funding Certificates
0.531% due 10/25/2036	57	56

Bear Stearns Asset-Backed Securities Trust
0.531% due 01/25/2037	182	160

Chase Issuance Trust
1.235% due 04/15/2013	300	266
3.496% due 09/15/2015	500	413

Citigroup Mortgage Loan Trust, Inc.
0.531% due 01/25/2037	79	75
0.581% due 08/25/2036	440	386

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
0.561% due 12/25/2037	$242	$223

Ford Credit Auto Owner Trust
4.360% due 06/15/2010	224	222

HSBC Asset Loan Obligation
0.531% due 12/25/2036	439	405

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	39	34

Long Beach Mortgage Loan Trust
0.511% due 11/25/2036	174	164
0.751% due 10/25/2034	5	2

Morgan Stanley ABS Capital I
0.511% due 10/25/2036	28	26

Option One Mortgage Loan Trust
0.521% due 01/25/2037	49	45

Securitized Asset-Backed Receivables LLC Trust
0.531% due 12/25/2036	98	82

SLM Student Loan Trust
3.535% due 07/25/2018	44	44
3.575% due 01/25/2019	450	348

Structured Asset Securities Corp.
0.521% due 10/25/2036	92	85

Total Asset-Backed Securities (Cost $3,304)		3,036

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SOVEREIGN ISSUES 6.3%

Export-Import Bank of Korea
2.389% due 11/16/2010	$1,900	$1,874

Korea Development Bank
2.433% due 11/22/2012	500	451

Total Sovereign Issues (Cost $2,400)		2,325

	SHARES
CONVERTIBLE PREFERRED STOCKS 2.0%

Wachovia Corp.
7.500% due 11/22/2012	1,000	750

Total Convertible Preferred Stocks (Cost $1,300)		750

PREFERRED STOCKS 4.7%

DG Funding Trust
3.229% due 11/22/2012	173	1,740

Total Preferred Stocks (Cost $1,823)		1,740

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 32.7%

REPURCHASE AGREEMENTS 17.5%

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	$4,400	$4,400
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.875% due 05/15/2018 valued at $4,394. Repurchase proceeds are $4,400.)
0.030% due 01/05/2009	2,000	2,000
(Dated 12/30/2008. Collateralized by U.S. Treasury Notes 2.125% - 2.625% due 04/30/2010 - 05/31/2010 valued at $2,020. Repurchase proceeds are $2,000.)

		6,400

U.S. TREASURY BILLS 15.2%
0.158% due 02/26/2009 - 06/04/2009 (b)(c)(e)	5,600	5,585

Total Short-Term Instruments (Cost $11,999)		11,985

PURCHASED OPTIONS (g) 1.3%
(Cost $189)		493

Total Investments 133.3% (Cost $53,030)		$48,876

Written Options (h) (0.5%) (Premiums $98)		(196)

Other Assets and Liabilities (Net) (32.8%)		(12,023)

Net Assets 100.0%		$36,657

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Securities with an aggregate market value of $4,130 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $6,816 at a weighted average interest rate of 2.987%. On December 31, 2008, securities valued at $13,334 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $174 and cash of $4,433 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2009	4	$41
90-Day Eurodollar December Futures	Long	12/2009	9	43
90-Day Eurodollar June Futures	Long	06/2009	21	107
90-Day Eurodollar March Futures	Long	03/2009	113	706
90-Day Eurodollar March Futures	Long	03/2010	5	25
90-Day Eurodollar September Futures	Long	09/2009	56	418
E-mini S&P 500 Index March Futures	Short	03/2009	8	(11)
S&P 500 Index March Futures	Long	03/2009	127	2,853
U.S. Treasury 2-Year Note March Futures	Long	03/2009	152	141
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	5	47
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	13	116
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures Put Options Strike @ GBP 93.000	Short	09/2009	35	25

				$4,511

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(f)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
JPMorgan Chase & Co.	BCLY	(1.300%	)	06/20/2010	0.718%	$200	$(2)	$0	$(2)
JPMorgan Chase & Co.	DUB	(1.300%	)	06/20/2009	0.689%	200	(1)	0	(1)
Wells Fargo & Co.	DUB	(1.400%	)	12/20/2009	1.200%	300	(1)	0	(1)

							$(4)	$0	$(4)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	DUB	2.060%	03/20/2013	2.903%	$300	$(9)	$0	$(9)
American International Group, Inc.	BOA	0.930%	12/20/2012	5.259%	100	(15)	0	(15)
American International Group, Inc.	RBS	0.780%	12/20/2012	5.259%	100	(15)	0	(15)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	3.300%	100	(8)	0	(8)
Berkshire Hathaway Finance Corp.	CSFB	0.850%	03/20/2013	3.300%	100	(9)	0	(9)
Berkshire Hathaway Finance Corp.	DUB	0.850%	09/20/2009	4.250%	500	(12)	0	(12)
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	3.300%	100	(9)	0	(9)
Berkshire Hathaway Finance Corp.	RBS	0.870%	03/20/2013	3.300%	100	(9)	0	(9)
Brazil Government International Bond	DUB	0.980%	01/20/2012	2.879%	700	(35)	0	(35)
California State General Obligation Notes, Series 2005	GSC	0.530%	03/20/2018	3.578%	100	(13)	0	(13)
CIT Group, Inc.	JPM	5.750%	03/20/2013	7.304%	100	(5)	0	(5)
Gannett Co., Inc.	UBS	1.800%	03/20/2013	9.515%	100	(22)	0	(22)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	4.554%	300	(10)	0	(10)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	100	(1)	0	(1)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	100	0	0	0
General Electric Capital Corp.	MSC	5.500%	12/20/2009	4.554%	200	2	0	2
General Motors Corp.	BCLY	4.850%	12/20/2012	81.101%	500	(386)	0	(386)
General Motors Corp.	GSC	5.150%	12/20/2012	81.101%	300	(230)	0	(230)
General Motors Corp.	MLP	4.880%	12/20/2012	81.101%	300	(231)	0	(231)
General Motors Corp.	MLP	6.650%	12/20/2012	81.101%	200	(150)	0	(150)
HSBC Finance Corp.	RBS	1.800%	03/20/2010	8.727%	100	(8)	0	(8)
JSC Gazprom	BCLY	0.740%	01/20/2012	10.680%	200	(47)	0	(47)
JSC Gazprom	DUB	1.000%	10/20/2011	10.875%	300	(66)	0	(66)
MBIA, Inc.	BOA	2.800%	12/20/2012	22.815%	100	(42)	0	(42)
MBIA, Inc.	BOA	4.000%	12/20/2012	13.792%	100	(26)	0	(26)
MBIA, Inc.	DUB	3.400%	12/20/2012	33.971%	100	(50)	0	(50)
MBIA, Inc.	WAC	5.050%	12/20/2012	13.792%	100	(22)	0	(22)
MetLife, Inc.	JPM	1.700%	03/20/2013	5.242%	100	(12)	0	(12)
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	3.650%	100	(13)	0	(13)
New York City, New York General Obligation Notes, Series 2007	GSC	0.450%	03/20/2018	2.825%	100	(11)	0	(11)
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	6.992%	100	(16)	0	(16)
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	6.992%	100	(16)	0	(16)
Prudential Financial, Inc.	CSFB	1.960%	03/20/2013	6.992%	300	(48)	0	(48)
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	6.992%	400	(59)	0	(59)
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	6.992%	100	(16)	0	(16)
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	6.992%	100	(15)	0	(15)
Russia Government International Bond	GSC	0.670%	03/20/2009	9.649%	500	(9)	0	(9)
SLM Corp.	BNP	4.500%	03/20/2009	11.543%	100	(1)	0	(1)
SLM Corp.	BOA	2.860%	12/20/2012	8.756%	100	(17)	0	(17)
SLM Corp.	BOA	5.025%	03/20/2013	8.613%	200	(21)	0	(21)
SLM Corp.	CITI	5.000%	12/20/2013	8.265%	100	(10)	(13)	3
SLM Corp.	JPM	4.930%	03/20/2013	8.613%	100	(11)	0	(11)
SLM Corp.	MLP	4.600%	03/20/2010	11.356%	100	(7)	0	(7)

						$(1,710)	$(13)	$(1,697)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	$98	$5	$9	$(4)

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	$500	$(85)	$0	$(85)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	389	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	97	0	0	0
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	200	(4)	(5)	1

					$(87)	$(5)	$(82)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,000	$45	$0	$45
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		100	3	0	3
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		100	3	0	3
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	400	(2)	0	(2)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		300	(2)	0	(2)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		100	0	0	0
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		200	1	0	1
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		200	2	0	2
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		$1,700	76	62	14
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		8,200	369	310	59
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		5,100	229	161	68
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		8,900	401	234	167
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		700	(236)	1	(237)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		200	(5)	(17)	12
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		1,100	(500)	30	(530)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		3,200	(1,455)	45	(1,500)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		100	(46)	(7)	(39)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		1,300	(591)	(17)	(574)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS	GBP	300	0	2	(2)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		1,800	24	(34)	58
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	CSFB		200	(33)	36	(69)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	DUB		400	(66)	109	(175)

							$(1,783)	$915	$(2,698)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	5,275	1-Month USD-LIBOR less 0.100%	$7,584	03/31/2009	GSC	$69

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(g)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$142.000	01/23/2009	7	$0	$0
Put - CBOT U.S. Treasury 2-Year Note February Futures	83.500	02/20/2009	58	1	1
Put - CBOT U.S. Treasury 2-Year Note February Futures	85.000	02/20/2009	43	1	1
Put - CBOT U.S. Treasury 2-Year Note February Futures	86.000	02/20/2009	35	1	1
Put - CBOT U.S. Treasury 2-Year Note February Futures	98.000	02/20/2009	7	0	0
Put - CBOT U.S. Treasury 2-Year Note March Futures	90.000	02/20/2009	9	0	0
Put - CME S&P 500 Index January Futures	400.000	01/16/2009	122	13	1
Put - CME S&P 500 Index January Futures	550.000	01/16/2009	76	10	4

				$26	$8

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$800	$9	$31
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	1,500	16	48
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	2,300	22	85

							$47	$164

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2039	$93.586	02/13/2009	$2,000	$47	$158
Call - OTC Fannie Mae 5.000% due 03/01/2039	95.734	02/13/2009	2,000	48	117
Call - OTC Fannie Mae 5.500% due 03/01/2039	97.391	02/13/2009	1,000	20	45
Call - OTC U.S. Treasury Note 2.375% due 08/31/2010	103.672	02/06/2009	800	1	1
Call - OTC U.S. Treasury Note 3.250% due 12/31/2009	102.813	02/13/2009	300	0	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	54.000	01/06/2009	1,000	0	0
Put - OTC Fannie Mae 5.500% due 01/01/2039	60.000	01/06/2009	1,000	0	0
Put - OTC Fannie Mae 5.500% due 02/01/2039	85.000	02/05/2009	1,000	0	0
Put - OTC Freddie Mac 5.500% due 02/01/2039	80.000	02/05/2009	1,000	0	0

				$116	$321

(h)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$97.250	03/16/2009	125	$49	$2
Put - CME 90-Day Eurodollar March Futures	98.000	03/16/2009	2	1	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	2	1	0
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	2	0	1

				$51	$3

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	$300	$10	$43
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	500	15	60
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009	1,000	22	90

							$47	$193

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	9	$9,000	$111
Sales	759	2,700	455
Closing Buys	(10)	(9,900)	(135)
Expirations	(627)	0	(333)
Exercised	0	0	0

Balance at 12/31/2008	131	$1,800	$98

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

(i)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	31	04/2009	$0	$0	$0
Sell		BCLY	31	04/2009	0	0	0
Buy		HSBC	31	04/2009	0	0	0
Sell		HSBC	31	04/2009	0	0	0
Sell	BRL	BCLY	426	02/2009	10	(1)	9
Sell		CITI	9	02/2009	0	0	0
Sell		HSBC	32	02/2009	0	(1)	(1)
Sell		JPM	92	02/2009	0	(1)	(1)
Sell		UBS	92	02/2009	0	0	0
Sell		HSBC	187	06/2009	6	0	6
Buy		RBC	876	06/2009	0	(103)	(103)
Buy	CNY	BCLY	472	07/2009	0	(5)	(5)
Sell		BCLY	1,830	07/2009	1	(1)	0
Sell		CITI	156	07/2009	0	0	0
Buy		DUB	1,556	07/2009	0	(16)	(16)
Sell		DUB	403	07/2009	0	(1)	(1)
Buy		HSBC	502	07/2009	0	(5)	(5)
Sell		HSBC	61	07/2009	0	0	0
Buy		JPM	416	07/2009	0	(5)	(5)
Sell		JPM	163	07/2009	0	(1)	(1)
Buy		BCLY	243	09/2009	0	0	0
Buy		CITI	139	09/2009	0	0	0
Buy		DUB	416	09/2009	0	0	0
Buy		HSBC	277	09/2009	0	0	0
Buy		JPM	69	09/2009	0	0	0
Buy	EUR	BCLY	42	01/2009	3	0	3
Buy		BNP	13	01/2009	0	(1)	(1)
Buy		CSFB	7	01/2009	0	0	0
Buy		DUB	19	01/2009	1	0	1
Buy		HSBC	25	01/2009	1	0	1
Buy		MSC	17	01/2009	1	0	1
Sell		RBS	207	01/2009	0	(26)	(26)
Sell	GBP	CITI	547	01/2009	25	0	25
Buy	IDR	BCLY	206,300	03/2009	0	(2)	(2)
Buy		CITI	217,300	03/2009	0	(2)	(2)
Buy		DUB	102,400	03/2009	0	(1)	(1)
Buy		HSBC	112,100	03/2009	0	0	0
Sell		HSBC	352,500	03/2009	0	(2)	(2)
Sell		JPM	285,600	03/2009	0	(1)	(1)
Buy	INR	BCLY	1,541	04/2009	0	0	0
Sell		BCLY	632	04/2009	0	(1)	(1)
Buy		BOA	1,016	04/2009	1	0	1
Buy		CITI	1,000	04/2009	0	0	0
Buy		DUB	1,008	04/2009	1	0	1
Sell		DUB	546	04/2009	0	(1)	(1)
Buy		HSBC	1,000	04/2009	0	0	0
Sell		JPM	4,387	04/2009	0	(3)	(3)
Buy	JPY	BCLY	611	01/2009	0	0	0
Buy		BNP	491	01/2009	0	0	0
Buy		CITI	593	01/2009	0	0	0
Buy		UBS	1,199	01/2009	1	0	1
Buy	KWD	HSBC	5	04/2009	0	(1)	(1)
Sell		HSBC	5	04/2009	0	0	0
Buy	MYR	BCLY	107	02/2009	1	0	1
Sell		BCLY	234	02/2009	0	(2)	(2)
Sell		CITI	65	02/2009	0	(1)	(1)
Buy		DUB	120	02/2009	0	0	0
Sell		DUB	43	02/2009	0	(1)	(1)
Sell		HSBC	6	02/2009	0	0	0
Buy		JPM	603	02/2009	1	(11)	(10)
Sell		JPM	482	02/2009	0	(4)	(4)
Buy		BCLY	35	04/2009	0	0	0
Sell		BCLY	45	04/2009	0	(1)	(1)
Buy		BOA	35	04/2009	0	0	0
Buy		CITI	105	04/2009	0	0	0
Buy		HSBC	107	04/2009	1	0	1
Sell		JPM	237	04/2009	0	(4)	(4)
Buy	PHP	BCLY	900	02/2009	0	(1)	(1)
Sell		BCLY	5,644	02/2009	0	(5)	(5)
Sell		CITI	3,230	02/2009	0	(5)	(5)
Buy		DUB	3,810	02/2009	1	(1)	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	HSBC	970	02/2009	$0	$(1)	$(1)
Buy		JPM	1,995	02/2009	0	(2)	(2)
Buy		MSC	1,200	02/2009	0	(2)	(2)
Buy		CITI	3,389	05/2009	1	0	1
Sell		DUB	4,359	05/2009	0	(8)	(8)
Buy		JPM	970	05/2009	0	0	0
Buy	RUB	JPM	3,597	05/2009	0	(45)	(45)
Sell		UBS	3,597	05/2009	43	0	43
Buy	SAR	HSBC	32	04/2009	0	0	0
Sell		HSBC	32	04/2009	0	0	0
Buy		JPM	31	04/2009	0	0	0
Sell		JPM	31	04/2009	0	0	0
Sell	SGD	BCLY	106	01/2009	0	(2)	(2)
Buy		DUB	162	01/2009	2	0	2
Sell		HSBC	56	01/2009	0	(2)	(2)
Sell		BCLY	69	04/2009	0	(2)	(2)
Buy		CITI	161	04/2009	1	0	1
Sell		CITI	49	04/2009	0	(2)	(2)
Buy		DUB	132	04/2009	2	0	2
Buy		HSBC	122	04/2009	2	0	2
Sell		HSBC	322	04/2009	0	(8)	(8)
Sell		JPM	43	04/2009	0	(1)	(1)
Buy		RBS	37	04/2009	0	0	0
Buy		UBS	30	04/2009	1	0	1
Buy		HSBC	29	07/2009	0	0	0
Sell		HSBC	29	07/2009	0	(1)	(1)

					$107	$(293)	$(186)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$756	$47,928	$192	$48,876
Other Financial Instruments ++	4,511	(4,850)	52	(287)

Total	$5,267	$43,078	$244	$48,589

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$389	$(200)	$12	$0	$(9)	$0	$192
Other Financial Instruments ++	2	0	0	0	50	0	52

Total	$391	$(200)	$12	$0	$41	$0	$244

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	15

Notes to Financial Statements

1.  ORGANIZATION

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(m), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

16	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(g) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(h) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not

Annual Report	December 31, 2008	17

Notes to Financial Statements (Cont.)

considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a

18	PIMCO Variable Insurance Trust

December 31, 2008

specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred

Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(q) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion,

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.10%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$1,637

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the

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December 31, 2008

Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$241,529	$248,676	$12,715	$22,861

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16	$139	131	$1,518
Administrative Class	444	3,812	435	4,956
Issued as reinvestment of distributions
Institutional Class	4	39	31	351
Administrative Class	469	4,188	550	6,255
Cost of shares redeemed
Institutional Class	(361)	(3,876)	(277)	(3,197)
Administrative Class	(1,849)	(15,876)	(1,570)	(17,948)
Net (decrease) resulting from Portfolio share transactions	(1,277)	$(11,574)	(700)	$(8,065)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	5	88

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs,

PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
$562	$0	$(8,641)	$0	$(72,901)	$(1,983)

(1)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in December 31, 2010.
(3)	Capital losses realized during the period November 1, 2007 through December 31, 2007, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016
$47,590	$0	$0	$0	$0	$0	$25,311

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 53,038	$504	$(4,666)	$(4,162)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$4,227	$0	$0
12/31/2007	6,606	0	0

(5)	Includes short-term capital gains, if any, distributed.

24	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the StocksPLUS® Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the StocksPLUS® Growth and Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	25

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

26	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

StocksPLUS® Growth and Income Portfolio	41.17%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	2.47%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	27

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	29

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	31

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

32	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	33

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
StocksPLUS® Total Return Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Schedule of Investments	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Glossary	24
Privacy Policy	25
Management of the Trust	26
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	28

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the StocksPLUS® Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described under “Portfolio Insights”, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO StocksPLUS® Total Return Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	42.6%
Corporate Bonds & Notes	35.9%
Asset-Backed Securities	8.3%
Mortgage-Backed Securities	6.5%
Short-Term Instruments	5.5%
Municipal Bonds & Notes	1.2%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (09/30/05)
PIMCO StocksPLUS® Total Return Portfolio Administrative Class	-39.76%	-7.80%
S&P 500 Index±	-37.00%	-7.15%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.14% for Administrative Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$659.94	$1,020.21
Expenses Paid During Periodà	$4.09	$4.98

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Total Return Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»	The S&P 500 Index declined 37.00% over the twelve-month period, marking the worst calendar year performance for the Index since the 1930s.

»	Holdings in financial sectors were the primary drivers of underperformance as these securities largely underperformed like-duration U.S. Treasuries.

»	U.S. duration and curve-steepening strategies benefited performance as short-term rates rallied and the yield curve steepened.

»	U.K curve-steepening strategies and European short-maturity positions added to returns as the yield curves steepened and rates fell in these regions.

»	Exposure to mortgage-backed securities detracted from performance as spreads widened.

»	Exposure to emerging markets detracted from performance as spreads widened.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007		12/31/2006		09/30/2005-12/31/2005

Administrative Class
Net asset value beginning of year or period	$11.12	$11.38		$10.19		$10.00
Net investment income (a)	0.43	0.52		0.42		0.09
Net realized/unrealized gain (loss) on investments	(4.78)	0.57		1.02		0.10
Total income (loss) from investment operations	(4.35)	1.09		1.44		0.19
Dividends from net investment income	(0.52)	(0.45)		(0.16)		0.00
Distributions from net realized capital gains	(0.66)	(0.90)		(0.09)		0.00
Total distributions	(1.18)	(1.35)		(0.25)		0.00
Net asset value end of year or period	$5.59	$11.12		$11.38		$10.19
Total return	(39.76)%	9.57%		14.19%		1.90%
Net assets end of year or period (000s)	$2,765	$4,483		$3,749		$3,056
Ratio of expenses to average net assets	2.07%	1.18	%(d)	0.88	%(c)	0.90	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.79%	0.83	%(d)	0.88	%(c)	0.89	%*(b)
Ratio of net investment income to average net assets	4.81%	4.46%		3.95%		3.77	%*
Portfolio turnover rate	229%	223%		415%		43%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.10%.
(c)	Effective October 1, 2006, the advisory fee was reduced to 0.44%.
(d)	Effective October 1, 2007, the advisory fee was reduced to 0.39%.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  StocksPLUS® Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$3,412
Repurchase agreements, at value	200
Cash	189
Deposits with counterparty	341
Foreign currency, at value	27
Receivable for investments sold	3
Interest and dividends receivable	26
Variation margin receivable	54
Swap premiums paid	6
Unrealized appreciation on foreign currency contracts	5
Unrealized appreciation on swap agreements	10
4,273

Liabilities:
Payable for reverse repurchase agreements	$1,307
Accrued investment advisory fee	1
Accrued administrative fee	1
Variation margin payable	20
Swap premiums received	1
Unrealized depreciation on foreign currency contracts	15
Unrealized depreciation on swap agreements	163
1,508

Net Assets	$2,765

Net Assets Consist of:
Paid in capital	$4,773
Undistributed net investment income	140
Accumulated undistributed net realized (loss)	(2,040)
Net unrealized (depreciation)	(108)
$2,765

Net Assets:
Administrative Class	$2,765

Shares Issued and Outstanding:
Administrative Class	495

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$5.59

Cost of Investments Owned	$3,680
Cost of Repurchase Agreements Owned	$200
Cost of Foreign Currency Held	$26

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$254
Miscellaneous income	5
Total Income	259

Expenses:
Investment advisory fees	15
Administrative fees	9
Servicing fees – Administrative Class	6
Interest expense	48
Total Expenses	78

Net Investment Income	181

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(75)
Net realized (loss) on futures contracts, written options and swaps	(1,710)
Net realized gain on foreign currency transactions	36
Net change in unrealized (depreciation) on investments	(279)
Net change in unrealized appreciation on futures contracts, written options and swaps	71
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(34)
Net (Loss)	(1,991)

Net (Decrease) in Net Assets Resulting from Operations	$(1,810)

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  StocksPLUS® Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$181	$188
Net realized gain (loss)	(1,749)	91
Net change in unrealized appreciation (depreciation)	(242)	96
Net increase (decrease) resulting from operations	(1,810)	375

Distributions to Shareholders:
From net investment income
Administrative Class	(225)	(164)
From net realized capital gains
Administrative Class	(285)	(332)

Total Distributions	(510)	(496)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	406	610
Issued as reinvestment of distributions
Administrative Class	510	496
Cost of shares redeemed
Administrative Class	(314)	(251)
Net increase resulting from Portfolio share transactions	602	855

Total Increase (Decrease) in Net Assets	(1,718)	734

Net Assets:
Beginning of year	4,483	3,749
End of year*	$2,765	$4,483

*Including undistributed net investment income of:	$140	$146

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Cash Flows  StocksPLUS® Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(1,810)

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(10,443)
Proceeds from sales of long-term securities	11,111
Sale of short-term portfolio investments, net	485
Increase in deposits with counterparty	(101)
Increase in interest receivable	(4)
Increase in receivable for investments sold	(3)
Decrease in payable for investments purchased	(97)
Increase in swap premiums received	19
Decrease in investment advisory fee	(1)
Decrease in servicing fee	(1)
Proceeds from futures transactions	(1,558)
Proceeds from currency transactions	35
Unrealized depreciation on investments	242
Net realized loss on investments	1,749
Net amortization on investments	(9)
Net cash used for operating activities	(386)

Cash flows received from financing activities*:
Proceeds from shares sold	406
Payment on shares redeemed	(314)
Net borrowing of reverse repurchase agreements	500
Net cash received from financing activities	592

Net Increase in Cash and Foreign Currency	206

Cash and Foreign Currency:
Beginning of year	10
End of year	$216

*Reinvestment of dividends	$510

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments   StocksPLUS® Total Return Portfolio

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 46.9%

BANKING & FINANCE 35.2%

American Express Credit Corp.
2.049% due 10/04/2010	$20	$18

American General Finance Corp.
2.267% due 03/02/2010	100	63

American International Group, Inc.
4.612% due 10/18/2011 (b)	60	43
5.850% due 01/16/2018	30	20

Bank of America Corp.
6.000% due 09/01/2017	10	10
8.000% due 12/29/2049	40	29

Bank of America N.A.
2.099% due 06/12/2009 (b)	40	40

Bank of Ireland
1.898% due 12/18/2009	20	20

Bank of Scotland PLC
2.252% due 12/08/2010 (b)	100	91

Barclays Bank PLC
6.050% due 12/04/2017	10	9

Bear Stearns Cos. LLC
2.371% due 11/28/2011 (b)	60	56

BNP Paribas
5.186% due 06/29/2049	30	17

CIT Group, Inc.
2.219% due 03/12/2010	20	19

Citigroup, Inc.
2.386% due 05/18/2010 (b)	50	46
5.500% due 04/11/2013 (b)	40	39

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	40	29

General Electric Capital Corp.
1.495% due 10/06/2010	20	19
4.519% due 10/21/2010	20	19

Goldman Sachs Group, Inc.
1.588% due 06/23/2009 (b)	30	29
2.229% due 11/16/2009	10	10
5.625% due 01/15/2017	20	17

HSBC Finance Corp.
2.638% due 05/10/2010 (b)	40	36

JPMorgan Chase & Co.
6.625% due 03/15/2012 (b)	50	51

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	50	5
6.200% due 09/26/2014 (a)	10	1

Monumental Global Funding Ltd.
5.500% due 04/22/2013 (b)	30	28

RBS Capital Trust III
5.512% due 09/29/2049	60	24

UBS AG
3.779% due 05/05/2010 (b)	100	100

Wachovia Corp.
7.980% due 02/28/2049	100	85

		973

INDUSTRIALS 6.0%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	20	19

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	10	10

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Home Depot, Inc.
2.046% due 12/16/2009	$20	$19

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018 (b)	40	34

Reynolds American, Inc.
2.696% due 06/15/2011 (b)	40	32

Time Warner, Inc.
5.875% due 11/15/2016	10	9

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	20	23

WEA Finance LLC
5.700% due 10/01/2016	30	20

		166

UTILITIES 5.7%

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	10	9

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	100	104

NiSource Finance Corp.
2.723% due 11/23/2009	50	45

		158

Total Corporate Bonds & Notes (Cost $1,510)		1,297

MUNICIPAL BONDS & NOTES 1.6%

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2006
4.750% due 06/15/2037	50	43

Total Municipal Bonds & Notes (Cost $50)		43

U.S. GOVERNMENT AGENCIES 55.6%

Fannie Mae
4.133% due 06/01/2035	11	11
4.356% due 12/01/2033	6	6
4.445% due 09/01/2035	8	8
4.827% due 06/01/2035	14	14
4.857% due 12/01/2033	2	2
4.982% due 06/01/2035	12	12
5.500% due 03/01/2036 - 08/01/2037	172	176
5.500% due 02/01/2037- 09/01/2038 (b)	729	748
6.000% due 12/01/2026 - 02/01/2036	336	346

Freddie Mac
3.679% due 02/25/2045	3	3
4.710% due 08/01/2035	13	13
4.829% due 11/01/2034	10	10
5.500% due 04/01/2038 (b)	183	188

Total U.S. Government Agencies (Cost $1,480)		1,537

MORTGAGE-BACKED SECURITIES 8.6%

American Home Mortgage Investment Trust
4.390% due 02/25/2045	9	4

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	40	29

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	3	3

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
4.661% due 07/25/2034	$4	$3

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	24	10

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	18	11

Harborview Mortgage Loan Trust
5.142% due 07/19/2035	21	12

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	10	9

Indymac Index Mortgage Loan Trust
4.998% due 01/25/2036	5	3

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	40	28

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	44	43

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	10	9

TBW Mortgage-Backed Pass-Through Certificates
0.581% due 01/25/2037	12	12

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	18	15

WaMu Mortgage Pass-Through Certificates
3.256% due 02/25/2046	18	7

Wells Fargo Mortgage-Backed Securities Trust
4.992% due 10/25/2035	51	39

Total Mortgage-Backed Securities (Cost $319)		237

ASSET-BACKED SECURITIES 10.8%

ACE Securities Corp.
0.521% due 12/25/2036	14	13

BA Credit Card Trust
1.395% due 01/15/2013	100	92

Bear Stearns Asset-Backed Securities Trust
0.551% due 10/25/2036	12	11

Citigroup Mortgage Loan Trust, Inc.
0.531% due 05/25/2037	20	16

First NLC Trust
0.541% due 08/25/2037	13	11

Ford Credit Auto Owner Trust
2.395% due 12/15/2010	39	38

Lehman XS Trust
0.541% due 05/25/2046	3	3

Morgan Stanley ABS Capital I
0.521% due 10/25/2036	6	6

Nationstar Home Equity Loan Trust
0.591% due 04/25/2037	21	19

SLM Student Loan Trust
3.575% due 04/25/2017	86	82

Specialty Underwriting & Residential Finance
0.516% due 11/25/2037	7	7

Total Asset-Backed Securities (Cost $320)		298

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS 7.2%

Credit Suisse Securities (USA) LLC
0.000% due 01/02/2009	$200	$200

(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 3.125% due 11/30/2009 valued at $205. Repurchase proceeds are $200.)
Total Short-Term Instruments (Cost $200)		200

VALUE (000S)
PURCHASED OPTIONS (e) 0.0%
(Cost $1)	$0

Total Investments 130.7% (Cost $3,880)	$3,612

Other Assets and Liabilities (Net) (30.7%)	(847)

Net Assets 100.0%	$2,765

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $1,853 at a weighted average interest rate of 2.554%. On December 31, 2008, securities valued at $1,497 were pledged as collateral for reverse repurchase agreements.
(c)	Cash of $341 has been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2009	6	$34
90-Day Eurodollar June Futures	Long	06/2009	6	27
90-Day Eurodollar March Futures	Long	03/2009	1	5
90-Day Eurodollar March Futures	Long	03/2010	4	25
90-Day Eurodollar September Futures	Long	09/2009	9	55
E-mini S&P 500 Index March Futures	Long	03/2009	15	40
S&P 500 Index March Futures	Long	03/2009	9	119
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	1	9
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1	8

				$322

(d)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
UBS Warburg LLC	BOA	(1.850%	)	12/20/2013	2.037%	EUR	100	$1	$0	$1

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Berkshire Hathaway Finance Corp.	RBS	0.880%	03/20/2013	3.300%	$200	$(17)	$0	$(17)
Chrysler Financial	DUB	5.150%	09/20/2012	31.500%	100	(47)	0	(47)
Indonesia Government International Bond	BCLY	0.370%	03/20/2009	4.129%	40	0	0	0
Panama Government International Bond	CSFB	0.300%	02/20/2009	2.378%	40	0	0	0
Ukraine Government International Bond	MSC	0.610%	02/20/2009	36.425%	40	(2)	0	(2)

						$(66)	$0	$(66)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	$97	$0	$0	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  StocksPLUS® Total Return Portfolio (Cont.)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS	EUR	40	$1	$0	$1
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS	AUD	100	3	0	3
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		$100	3	0	3
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BCLY		200	(92)	5	(97)
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	GSC	GBP	100	2	0	2

							$(83)	$5	$(88)

(e)	Purchased options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME S&P 500 Index March Futures	$250.000	03/19/2009	12	$1	$0

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 6.000% due 02/01/2039	$72.500	02/05/2009	$300	$0	$0

(f) Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Premium
Balance at 12/31/2007	0	$0
Sales	2	2
Closing Buys	0	0
Expirations	(2)	(2)
Exercised	0	0

Balance at 12/31/2008	0	$0

(g)	Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	2	04/2009	$0	$0	$0
Sell		BCLY	2	04/2009	0	0	0
Buy		HSBC	2	04/2009	0	0	0
Sell		HSBC	2	04/2009	0	0	0
Sell	AUD	CITI	3	01/2009	0	0	0
Sell	BRL	BCLY	7	02/2009	0	0	0
Sell		HSBC	5	02/2009	0	0	0
Sell		JPM	5	02/2009	0	0	0
Sell		UBS	12	02/2009	0	0	0
Buy		RBC	32	06/2009	0	(4)	(4)
Buy	CNY	BCLY	81	07/2009	0	(1)	(1)
Buy		DUB	62	07/2009	0	(1)	(1)
Sell		DUB	168	07/2009	0	0	0
Buy		HSBC	16	07/2009	0	0	0
Buy		JPM	21	07/2009	0	0	0
Buy		BCLY	75	09/2009	0	0	0
Buy	EUR	BCLY	1	01/2009	0	0	0
Buy		CSFB	1	01/2009	0	0	0

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Interest Rate Swaps (Cont.)
Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	DUB	1	01/2009	$0	$0	$0
Sell		RBS	11	01/2009	0	(1)	(1)
Sell	GBP	CITI	27	01/2009	1	0	1
Buy	INR	BCLY	977	04/2009	1	0	1
Sell		DUB	52	04/2009	0	0	0
Buy		HSBC	500	04/2009	0	0	0
Sell		JPM	1,425	04/2009	0	(2)	(2)
Buy	JPY	BCLY	45	01/2009	0	0	0
Buy		BNP	36	01/2009	0	0	0
Buy		CITI	44	01/2009	0	0	0
Buy		UBS	89	01/2009	0	0	0
Buy	MYR	BCLY	27	02/2009	0	0	0
Sell		BCLY	13	02/2009	0	0	0
Sell		DUB	10	02/2009	0	0	0
Sell		HSBC	8	02/2009	0	0	0
Buy		JPM	13	02/2009	0	(1)	(1)
Sell		JPM	9	02/2009	0	0	0
Sell	PHP	CITI	28	02/2009	0	0	0
Buy		DUB	300	02/2009	0	0	0
Sell		HSBC	658	02/2009	0	(1)	(1)
Buy		JPM	387	02/2009	0	(1)	(1)
Buy	RUB	JPM	213	05/2009	0	(3)	(3)
Sell		UBS	213	05/2009	3	0	3
Buy	SAR	HSBC	2	04/2009	0	0	0
Sell		HSBC	2	04/2009	0	0	0
Buy		JPM	2	04/2009	0	0	0
Sell		JPM	2	04/2009	0	0	0
Sell	SGD	BCLY	4	01/2009	0	0	0
Buy		HSBC	4	01/2009	0	0	0
Sell		BCLY	1	04/2009	0	0	0
Sell		HSBC	4	04/2009	0	0	0
Buy		RBS	5	04/2009	0	0	0

					$5	$(15)	$(10)

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$3,612	$0	$3,612
Other Financial Instruments ++	322	(117)	(46)	159

Total	$322	$3,495	$(46)	$3,771

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$0	$0	$0	$0	$0	$0	$0
Other Financial Instruments ++	1	0	0	0	(47)	0	(46)

Total	$1	$0	$0	$0	$(47)	$0	$(46)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	13

Notes to Financial Statements

1.  ORGANIZATION

The StocksPLUS® Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(l), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information,

14	PIMCO Variable Insurance Trust

December 31, 2008

bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(f) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(g) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which

Annual Report	December 31, 2008	15

Notes to Financial Statements (Cont.)

are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(i) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(j) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs,

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as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

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Notes to Financial Statements (Cont.)

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(n) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(o) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the

Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.39%.

Annual Report	December 31, 2008	19

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its supervisory and administrative fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Portfolio’s advisory fee, service fees, distribution fees (with respect to Advisor Class only), supervisory and administrative fees and other expenses borne by the Portfolio not covered by the supervisory and administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2008, the recoverable amount to the Administrator was $8,331.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$513

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,613	$9,221	$1,830	$1,400

20	PIMCO Variable Insurance Trust

December 31, 2008

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	44	$406	51	$610
Issued as reinvestment of distributions
Administrative Class	82	510	44	496
Cost of shares redeemed
Administrative Class	(34)	(314)	(21)	(251)
Net increase resulting from Portfolio share transactions	92	$602	74	$855

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	100	*

*	Allianz Dresdner Asset Management, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

22	PIMCO Variable Insurance Trust

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral (3)
$134	$0	$(405)	$0	$(1,601)	$(136)

(1)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(3)	Capital losses realized during the period November 1, 2008 through December 31, 2008, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2008, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$1,601	$0

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$3,881	$64	$(333)	$(269)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$339	$171	$0
12/31/2007	307	189	0

(5)	Includes short-term capital gains, if any, distributed.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the StocksPLUS® Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows, and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the StocksPLUS® Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, cash flows for the year then ended, and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	23

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2008	25

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

26	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2008	27

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

28	PIMCO Variable Insurance Trust

(Unaudited)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

Annual Report	December 31, 2008	29

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust
Total Return Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Glossary	30
Federal Income Tax Information	31
Privacy Policy	32
Management of the Trust	33
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	66.0%
Corporate Bonds & Notes	16.5%
Short-Term Instruments	5.4%
Mortgage-Backed Securities	4.0%
U.S. Treasury Obligations	3.1%
Other	5.0%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	10 Years	Portfolio Inception (12/31/97)
PIMCO Total Return Portfolio Administrative Class	4.79%	4.92%	5.63%	5.89%
Barclays Capital U.S. Aggregate Index±	5.24%	4.65%	5.63%	5.91%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.83% for Administrative Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,025.62	$1,021.01
Expenses Paid During Periodà	$4.18	$4.17

à Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Duration positioning detracted from relative performance as the ten-year U.S. Treasury yield fell during the period.

»	A curve-steepening bias benefited performance as the U.S. yield curve (indicated by two- and 30-year rates) steepened.

»	An overweight to mortgage-backed securities detracted from relative returns as this sector trailed like-duration U.S. Treasuries.

»

A focus on high-grade financials was a significant detractor from relative performance as bank failures, consolidation, and solvency concerns permeated the market; however, an underweight to the sector mitigated this negative impact as the sector underperformed like-duration U.S. Treasuries.

»	Exposure to non-U.S. developed bonds, specifically short maturities in the U.K., added to returns as the yield curve steepened in this country.

»	An allocation to emerging markets bonds detracted from relative returns as the sector underperformed like-duration U.S. Treasuries as spreads widened.

»

An emphasis on shorting the British pound sterling benefited performance as it depreciated relative to the U.S. dollar. This was partially offset by exposure to a variety of other currencies that depreciated against the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Administrative Class
Net asset value beginning of year	$10.49	$10.12	$10.24	$10.51	$10.36
Net investment income (a)	0.46	0.49	0.44	0.35	0.19
Net realized/unrealized gain (loss) on investments	0.03	0.37	(0.06)	(0.09)	0.31
Total income from investment operations	0.49	0.86	0.38	0.26	0.50
Dividends from net investment income	(0.47)	(0.49)	(0.45)	(0.36)	(0.20)
Distributions from net realized capital gains	(0.20)	0.00	(0.05)	(0.17)	(0.15)
Total distributions	(0.67)	(0.49)	(0.50)	(0.53)	(0.35)
Net asset value end of year	$10.31	$10.49	$10.12	$10.24	$10.51
Total return	4.79%	8.74%	3.84%	2.45%	4.89%
Net assets end of year (000s)	$4,057,408	$3,893,715	$3,114,697	$2,704,383	$2,352,679
Ratio of expenses to average net assets	0.88%	0.83%	0.67%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.38%	4.78%	4.36%	3.38%	1.79%
Portfolio turnover rate	355%	298%	303%	344%	373%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$6,566,545
Repurchase agreements, at value	61,100
Cash	5,705
Deposits with counterparty	25,096
Foreign currency, at value	9,526
Receivable for investments sold	435,094
Receivable for Portfolio shares sold	5,448
Interest and dividends receivable	33,777
Variation margin receivable	149
Swap premiums paid	11,658
Unrealized appreciation on foreign currency contracts	5,641
Unrealized appreciation on swap agreements	42,277
7,202,016

Liabilities:
Payable for reverse repurchase agreements	$1,164,088
Payable for investments purchased	1,412,488
Payable for investments purchased on a delayed-delivery basis	38,087
Payable for Portfolio shares redeemed	75,954
Written options outstanding	46,553
Dividends payable	1,843
Accrued investment advisory fee	945
Accrued administrative fee	945
Accrued distribution fee	29
Accrued servicing fee	474
Variation margin payable	2,494
Swap premiums received	19,746
Unrealized depreciation on foreign currency contracts	15,947
Unrealized depreciation on swap agreements	108,898
Other liabilities	24,551
2,913,042

Net Assets	$4,288,974

Net Assets Consist of:
Paid in capital	$4,271,391
Undistributed net investment income	45,370
Accumulated undistributed net realized gain	84,983
Net unrealized (depreciation)	(112,770)
$4,288,974

Net Assets:
Institutional Class	$156,745
Administrative Class	4,057,408
Advisor Class	74,821

Shares Issued and Outstanding:
Institutional Class	15,198
Administrative Class	393,396
Advisor Class	7,254

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.31
Administrative Class	10.31
Advisor Class	10.31

Cost of Investments Owned	$6,666,250
Cost of Repurchase Agreements Owned	$61,100
Cost of Foreign Currency Held	$9,536
Premiums Received on Written Options	$12,824

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$231,354
Dividends	704
Miscellaneous income	50
Total Income	232,108

Expenses:
Investment advisory fees	11,031
Administrative fees	11,031
Servicing fees – Administrative Class	6,222
Distribution and/or servicing fees – Advisor Class	131
Trustees’ fees	48
Interest expense	10,257
Miscellaneous expense	1
Total Expenses	38,721

Net Investment Income	193,387

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	78,895
Net realized gain on futures contracts, written options and swaps	107,633
Net realized gain on foreign currency transactions	39,869
Net change in unrealized (depreciation) on investments	(134,360)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(57,204)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(29,325)
Net Gain	5,508

Net Increase in Net Assets Resulting from Operations	$198,895

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$193,387	$176,624
Net realized gain	226,397	8,199
Net change in unrealized appreciation (depreciation)	(220,889)	136,427
Net increase resulting from operations	198,895	321,250

Distributions to Shareholders:
From net investment income
Institutional Class	(9,778)	(8,995)
Administrative Class	(185,493)	(167,600)
Advisor Class	(2,294)	(1,260)
From net realized capital gains
Institutional Class	(3,026)	0
Administrative Class	(79,740)	0
Advisor Class	(1,414)	0

Total Distributions	(281,745)	(177,855)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	74,836	69,824
Administrative Class	1,343,001	1,239,373
Advisor Class	62,477	17,136
Issued as reinvestment of distributions
Institutional Class	12,803	8,995
Administrative Class	234,388	147,809
Advisor Class	3,708	1,260
Cost of shares redeemed
Institutional Class	(134,610)	(37,799)
Administrative Class	(1,335,400)	(742,819)
Advisor Class	(23,085)	(5,724)
Net increase resulting from Portfolio share transactions	238,118	698,055

Total Increase in Net Assets	155,268	841,450

Net Assets:
Beginning of year	4,133,706	3,292,256
End of year*	$4,288,974	$4,133,706

*Including undistributed net investment income of:	$45,370	$10,939

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

CSC Holdings, Inc.
2.945% due 03/30/2013	$2,910	$2,497
4.569% due 03/30/2013	8	6

Daimler Finance North America LLC
6.000% due 08/03/2012	17,775	9,344

Fresenius Medical Care Capital Trust
2.841% due 03/22/2013	92	80
2.842% due 03/22/2013	1,074	935
2.952% due 03/22/2013	231	200
5.137% due 03/22/2013	8	7
6.125% due 03/22/2013	46	40

HCA, Inc.
5.262% due 11/18/2012	3,690	3,132

Texas Competitive Electric Holdings Co. LLC
5.368% due 10/10/2014	2,237	1,561
5.888% due 10/10/2014	1,680	1,173
7.262% due 10/10/2014	30	21

Total Bank Loan Obligations (Cost $28,537)		18,996

CORPORATE BONDS & NOTES 25.4%

BANKING & FINANCE 19.6%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	5,800	5,715

American Express Bank FSB
0.568% due 10/20/2009	6,800	6,484
6.000% due 09/13/2017	3,900	3,659

American Express Centurion Bank
0.534% due 03/23/2010	11,600	10,724
0.568% due 09/22/2009	400	381
1.459% due 06/12/2009	9,100	8,832
5.550% due 10/17/2012	9,840	9,355
6.000% due 09/13/2017	3,900	3,659

American Express Co.
7.000% due 03/19/2018	200	203

American Express Credit Corp.
1.200% due 06/16/2011	500	430
1.928% due 11/09/2009	6,700	6,232
2.081% due 12/02/2010	200	177

American International Group, Inc.
1.090% due 06/16/2009	5,400	4,921
4.612% due 10/18/2011	100	72
4.950% due 03/20/2012	1,700	1,333
5.050% due 10/01/2015	1,800	1,209
5.450% due 05/18/2017	400	265
6.250% due 03/15/2037	2,100	786
8.175% due 05/15/2058	3,000	1,168
8.250% due 08/15/2018	12,000	8,796

ANZ National International Ltd.
6.200% due 07/19/2013	7,400	7,167

Bank of America Corp.
2.047% due 09/18/2009	6,100	6,022
2.479% due 08/15/2016	2,800	2,067
2.826% due 11/06/2009	3,900	3,824
6.000% due 09/01/2017	7,000	7,121

Bank of America N.A.
2.181% due 02/27/2009	5,200	5,205
6.000% due 10/15/2036	2,100	2,237

Bank of Scotland PLC
4.590% due 07/17/2009	10,400	10,371

Barclays Bank PLC
5.450% due 09/12/2012	40,000	40,542

Bear Stearns Cos. LLC
1.558% due 03/30/2009	7,100	7,055

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.262% due 08/21/2009	$18,300	$17,999
2.356% due 05/18/2010	12,200	11,799
3.765% due 01/30/2009	7,180	7,181
4.902% due 07/19/2010	10,400	10,069
6.400% due 10/02/2017	27,900	29,042

BNP Paribas
5.186% due 06/29/2049	15,600	8,860

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	2,050

Caelus Re Ltd.
8.452% due 06/07/2011	2,700	2,580

CIT Group, Inc.
2.269% due 08/17/2009	7,100	6,825
3.615% due 01/30/2009	13,700	13,681

Citigroup Capital XXI
8.300% due 12/21/2057	14,500	11,208

Citigroup Funding, Inc.
0.474% due 04/23/2009	4,000	3,954
1.466% due 06/26/2009	5,300	5,191
3.556% due 05/07/2010	16,800	15,934

Citigroup, Inc.
1.496% due 12/28/2009	5,300	5,001
5.300% due 10/17/2012	2,200	2,122
5.500% due 08/27/2012	5,500	5,343
5.500% due 04/11/2013	20,900	20,369
5.850% due 07/02/2013	1,400	1,352
6.000% due 02/21/2012	3,789	3,750
6.125% due 05/15/2018	3,000	3,039
6.125% due 08/25/2036	15,000	13,479

Countrywide Financial Corp.
4.500% due 06/15/2010	2,400	2,359
5.800% due 06/07/2012	10,300	10,047

Countrywide Home Loans, Inc.
4.125% due 09/15/2009	2,100	2,076
5.625% due 07/15/2009	100	100
6.250% due 04/15/2009	3,000	3,001

Credit Agricole S.A.
2.181% due 05/28/2009	5,900	5,884
2.231% due 05/28/2010	6,800	6,722

DBS Bank Ltd.
2.369% due 05/16/2017	1,000	783

Deutsche Bank AG
6.000% due 09/01/2017	12,400	13,179

DnB NOR Bank ASA
4.889% due 10/13/2009	5,700	5,700

Export-Import Bank of China
4.875% due 07/21/2015	900	906

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	1,000	850
5.800% due 01/12/2009	1,800	1,795
7.250% due 10/25/2011	200	146
7.375% due 10/28/2009	5,000	4,392
7.375% due 02/01/2011	200	152
7.875% due 06/15/2010	600	480
8.625% due 11/01/2010	400	303

General Electric Capital Corp.
1.495% due 10/06/2010	800	743
2.219% due 08/15/2011	12,600	11,056
3.565% due 10/26/2009	600	584
4.248% due 01/05/2009	1,300	1,300
4.572% due 01/20/2010	4,800	4,588
5.875% due 01/14/2038	8,100	7,956
6.375% due 11/15/2067	12,200	7,680

GMAC LLC
6.000% due 12/15/2011	1,100	873

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Goldman Sachs Group, Inc.
1.518% due 03/30/2009	$8,700	$8,582
1.588% due 06/23/2009	13,070	12,743
5.950% due 01/18/2018	17,300	16,431
6.250% due 09/01/2017	14,900	14,471

HBOS PLC
5.920% due 09/29/2049	1,100	417

HSBC Bank USA N.A.
2.329% due 06/10/2009	7,700	7,642

HSBC Finance Corp.
4.479% due 10/21/2009	4,500	4,223

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,343
6.500% due 09/15/2037	2,900	2,955

JPMorgan Chase & Co.
0.521% due 06/26/2009	4,900	4,858
2.546% due 05/07/2010	9,700	9,388
6.000% due 01/15/2018	3,900	4,124

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	8,000	8,083

JPMorgan Chase Capital XX
6.550% due 09/29/2036	1,200	1,017

KeyBank N.A.
4.467% due 06/02/2010	10,300	9,938

Lehman Brothers Holdings, Inc.
2.878% due 04/03/2009 (a)	5,300	504
2.907% due 11/16/2009 (a)	15,260	1,450
2.911% due 08/21/2009 (a)	10,600	1,007
2.951% due 05/25/2010 (a)	5,200	494
3.005% due 07/18/2011 (a)	4,800	456
3.052% due 11/10/2009 (a)	4,500	428
5.625% due 01/24/2013 (a)	3,800	380
6.875% due 05/02/2018 (a)	3,200	320

Longpoint Re Ltd.
7.246% due 05/08/2010	2,900	2,832

Merrill Lynch & Co., Inc.
2.222% due 08/14/2009	6,200	6,011
2.290% due 12/04/2009	7,300	7,007
2.438% due 05/08/2009	3,500	3,439
3.735% due 07/25/2011	8,500	7,532
6.150% due 04/25/2013	10,000	9,918
6.875% due 04/25/2018	17,800	18,651

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,022

Metropolitan Life Global Funding I
2.189% due 05/17/2010	15,200	13,639
5.125% due 11/09/2011	8,200	7,856

Morgan Stanley
2.498% due 02/09/2009	14,600	14,528
2.556% due 05/07/2009	8,700	8,559
4.232% due 05/14/2010	20,700	19,275
4.842% due 01/15/2010	8,200	7,536

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	488

Mystic Re Ltd.
12.202% due 06/07/2011	2,200	2,141

National Australia Bank Ltd.
2.204% due 09/11/2009	5,300	5,305
5.350% due 06/12/2013	6,100	5,885

National Westminster Bank PLC
7.375% due 10/01/2009	12,935	12,685

Osiris Capital PLC
9.752% due 01/15/2010	3,100	3,054

Petroleum Export Ltd.
5.265% due 06/15/2011	605	561

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Principal Life Income Funding Trusts
5.300% due 04/24/2013	$5,200	$4,876

Residential Capital LLC
5.253% due 05/22/2009	7,900	2,923

Residential Reinsurance 2007 Ltd.
12.452% due 06/07/2010	1,200	1,174

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	681

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	7,580

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009	10,900	10,767

SLM Corp.
3.765% due 10/25/2011	200	153

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	2,786

State Street Capital Trust III
8.250% due 12/29/2049	6,800	5,258

State Street Capital Trust IV
2.996% due 06/15/2037	1,000	441

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	774

UBS AG
5.750% due 04/25/2018	4,600	4,182
5.875% due 12/20/2017	4,700	4,325

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	293

USB Capital IX
6.189% due 04/15/2049	900	423

Wachovia Bank N.A.
1.538% due 03/23/2009	7,100	7,053

Wachovia Corp.
2.116% due 03/15/2011	10,400	9,284
2.252% due 12/01/2009	4,400	4,263
4.882% due 10/15/2011	8,100	7,260
5.500% due 05/01/2013	9,000	8,908
5.750% due 02/01/2018	16,900	16,963

Wachovia Mortgage FSB
2.342% due 03/02/2009	7,900	7,849

Wells Fargo & Co.
2.096% due 09/15/2009	915	906

ZFS Finance USA Trust I
5.875% due 05/09/2032	4,400	1,539

		841,334

INDUSTRIALS 3.9%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	100	90

Anadarko Petroleum Corp.
2.396% due 09/15/2009	10,000	9,570

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,661
6.450% due 09/15/2037	2,400	2,738

BP AMI Leasing, Inc.
1.476% due 06/26/2009	13,600	13,605

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	6,000	6,046

CODELCO, Inc.
6.150% due 10/24/2036	700	617

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Comcast Corp.
5.119% due 07/14/2009	$7,700	$7,596
5.875% due 02/15/2018	1,700	1,614
6.450% due 03/15/2037	1,700	1,697

Daimler Finance North America LLC
2.346% due 03/13/2009	2,900	2,899
3.642% due 08/03/2009	6,300	5,968

Dell, Inc.
5.650% due 04/15/2018	11,200	10,042

El Paso Corp.
6.750% due 05/15/2009	5,700	5,647
7.800% due 08/01/2031	900	591
7.875% due 06/15/2012	4,700	4,244
9.625% due 05/15/2012	800	683

Gaz Capital S.A.
6.212% due 11/22/2016	1,200	798
7.343% due 04/11/2013	1,700	1,386
8.146% due 04/11/2018	6,700	4,757

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	21,100	18,038

Oracle Corp.
4.950% due 04/15/2013	13,100	13,519
5.750% due 04/15/2018	12,900	13,517

Rohm & Haas Co.
6.000% due 09/15/2017	3,700	3,373

Time Warner, Inc.
2.405% due 11/13/2009	6,600	6,354

Union Pacific Corp.
5.700% due 08/15/2018	13,800	13,310

United Airlines, Inc.
6.071% due 03/01/2013	1,081	978
8.030% due 01/01/2013 (a)	465	500

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	4,859

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,229
6.875% due 11/21/2036	1,300	1,183

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	6,528

		166,637

UTILITIES 1.9%

AT&T, Inc.
2.959% due 02/05/2010	3,600	3,478
4.950% due 01/15/2013	5,200	5,233
5.500% due 02/01/2018	5,200	5,265
6.300% due 01/15/2038	3,600	3,819

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	16,070

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	7,503
6.000% due 12/01/2012	6,500	6,185

Korea Electric Power Corp.
5.125% due 04/23/2034	90	79

NGPL PipeCo. LLC
6.514% due 12/15/2012	5,800	5,509

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	11,288

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	555

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	1,579

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Verizon Communications, Inc.
4.200% due 04/03/2009	$14,500	$14,399
5.250% due 04/15/2013	1,500	1,507

		82,469

Total Corporate Bonds & Notes (Cost $1,198,730)		1,090,440

CONVERTIBLE BONDS & NOTES 0.3%

National City Corp.
4.000% due 02/01/2011	12,900	11,562

Total Convertible Bonds & Notes (Cost $10,739)		11,562

MUNICIPAL BONDS & NOTES 2.7%

Austin Trust Various States Revenue Bonds, (FSA Insured), Series 2008
7.578% due 10/01/2041	2,550	1,556

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,364

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	14,400	12,265

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2008
3.000% due 09/01/2036	3,150	2,569

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	16,187

Garden State, New Jersey Preservation Trust Revenue Bonds, (FSA Insured), Series 2003
5.500% due 11/01/2014	7,725	8,731

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	699

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,070	774

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2023	11,800	10,840

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	1,410

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2037	10,000	9,184

New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2037	10,000	9,533

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.768% due 06/15/2031	5,130	4,732

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	61

Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2008
2.470% due 07/01/2038	3,000	2,057

San Francisco, California City & County Airports Commission Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2032	4,185	3,509

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Southern California State Metropolitan Water District Revenue Bonds, Series 2007
5.000% due 07/01/2024	$7,100	$7,144

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	323

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
8.738% due 02/15/2031	3,390	3,482

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.735% due 02/01/2027	2,575	2,583
8.822% due 10/01/2031	6,240	6,371

University of Arkansas Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	5,600	5,428

Wisconsin State Public Power, Inc. Revenue Bonds, (FSA Insured), Series 2008
7.000% due 07/01/2037	3,300	2,752

Total Municipal Bonds & Notes (Cost $112,993)		115,554

U.S. GOVERNMENT AGENCIES 101.9%

Fannie Mae
0.531% due 12/25/2036 - 07/25/2037	12,545	11,096
0.821% due 03/25/2044	4,490	4,295
3.678% due 06/01/2043 - 07/01/2044	4,690	4,629
3.878% due 09/01/2040	21	21
4.000% due 10/01/2018	330	339
4.452% due 11/01/2035	239	238
4.454% due 10/01/2032	1,249	1,246
4.500% due 03/01/2023 - 04/01/2035	5,992	6,126
4.665% due 05/25/2035	1,114	1,147
4.722% due 04/01/2035	3,552	3,618
4.726% due 04/01/2035	2,442	2,488
4.801% due 08/01/2035	4,202	4,204
5.000% due 02/25/2017 - 02/01/2039	425,055	434,488
5.000% due 03/01/2036 (e)	43,744	44,730
5.055% due 09/01/2035	1,832	1,860
5.131% due 12/01/2036	1,949	1,949
5.145% due 11/01/2025	1	1
5.155% due 08/01/2035	1,734	1,767
5.281% due 09/01/2039	40	40
5.308% due 09/01/2034	1,896	1,893
5.474% due 01/01/2025	23	23
5.500% due 04/01/2014 - 01/01/2039	582,750	598,137
5.500% due 05/01/2034 - 09/01/2038 (e)	698,434	717,045
5.500% due 08/01/2037 (e)(f)	212,540	218,294
6.000% due 04/01/2016 - 01/01/2039	1,479,425	1,524,413
6.500% due 06/01/2029 - 09/01/2038	35,788	37,219
7.000% due 04/25/2023 - 06/01/2032	2,482	2,656

Federal Housing Administration
7.430% due 01/25/2023	48	49

Freddie Mac
1.345% due 07/15/2019 - 10/15/2020	98,256	95,304
1.425% due 02/15/2019	35,840	34,457
1.495% due 05/15/2036	4,347	4,161
1.645% due 11/15/2030	27	26

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.695% due 09/15/2030	$23	$22
3.679% due 02/25/2045	567	511
4.500% due 04/01/2018 - 10/01/2018	1,833	1,888
5.000% due 04/01/2018 - 11/01/2038	262,651	268,876
5.328% due 07/01/2027	1	1
5.338% due 01/01/2028	1	2
5.376% due 07/01/2030	1	1
5.500% due 10/01/2034 - 01/01/2039	127,359	130,428
5.500% due 02/01/2038 (e)	139,302	142,761
6.000% due 07/01/2016 - 09/01/2038	49,078	50,631
6.500% due 03/01/2013 - 04/01/2038	708	738
7.000% due 06/15/2023	1,447	1,512
7.500% due 07/15/2030 - 03/01/2032	215	228
8.500% due 08/01/2024	12	13

Ginnie Mae
1.008% due 09/20/2030	18	17
1.640% due 02/16/2030	197	194
4.625% due 07/20/2030	9	9
4.750% due 02/20/2032	475	467
5.125% due 10/20/2029 - 11/20/2029	176	173
5.375% due 04/20/2026 - 05/20/2030	82	82
5.500% due 04/15/2033 - 09/15/2033	452	467
6.000% due 10/15/2038 - 01/01/2039	10,985	11,342
6.500% due 03/15/2031 - 04/15/2032	168	177

Small Business Administration
5.130% due 09/01/2023	62	63
6.030% due 02/01/2012	2,730	2,806
6.290% due 01/01/2021	147	153
6.344% due 08/01/2011	214	220
7.449% due 08/01/2010	5	5
7.500% due 04/01/2017	590	624
8.017% due 02/10/2010	48	49

Total U.S. Government Agencies (Cost $4,277,455)		4,372,419

U.S. TREASURY OBLIGATIONS 4.7%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015 (e)	24,734	22,945
1.625% due 01/15/2018	14,064	13,353
1.750% due 01/15/2028 (e)	8,790	8,124
1.875% due 07/15/2015 (e)	53,203	50,273
2.000% due 01/15/2014	12,610	11,952
2.000% due 01/15/2016 (e)	11,243	10,770
2.375% due 04/15/2011	13,644	13,329
2.375% due 01/15/2025 (e)	56,662	55,706
2.625% due 07/15/2017	17,038	17,465

Total U.S. Treasury Obligations (Cost $206,421)		203,917

MORTGAGE-BACKED SECURITIES 6.3%

American Home Mortgage Investment Trust
4.390% due 02/25/2045	2,631	1,327

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	388
4.875% due 06/10/2039	275	272
5.451% due 01/15/2049	11,600	8,651
5.739% due 05/10/2045	6,400	5,247
5.745% due 02/10/2051	3,200	2,316

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Banc of America Funding Corp.
4.155% due 05/25/2035	$4,141	$2,962

Banc of America Mortgage Securities, Inc.
5.136% due 05/25/2033	4,811	3,760
6.500% due 10/25/2031	782	724
6.500% due 09/25/2033	375	361

Bear Stearns Adjustable Rate Mortgage Trust
4.558% due 11/25/2030	5	4
4.661% due 07/25/2034	3,536	2,413
4.750% due 10/25/2035	11,843	11,099
4.786% due 11/25/2034	3,020	2,280
4.955% due 01/25/2035	3,871	2,923
5.037% due 04/25/2033	995	795
5.111% due 11/25/2034	9,096	8,447
5.451% due 01/25/2034	1,885	1,324
5.605% due 02/25/2033	217	175
6.079% due 02/25/2033	127	107

Bear Stearns Alt-A Trust
5.364% due 05/25/2035	5,394	3,655
5.495% due 09/25/2035	3,231	1,508

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	774
5.471% due 01/12/2045	2,800	2,168
5.700% due 06/11/2050	9,400	7,002
5.703% due 06/11/2050	8,600	6,128

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	6,588	4,141
5.761% due 12/26/2046	3,889	2,710

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	62	53

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,516	1,102

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	2,104

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	3,591

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	4,697	1,936
4.673% due 08/25/2034	10	10

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	10,319	6,435
4.789% due 11/25/2034	5,641	3,525
5.250% due 02/20/2036	1,708	936
5.750% due 05/25/2033	222	215

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	900	735

CS First Boston Mortgage Securities Corp.
5.357% due 06/25/2032	22	17

First Nationwide Trust
6.750% due 08/21/2031	15	15

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	4,629	3,723
0.551% due 01/25/2047	5,111	4,703

Greenpoint Mortgage Pass-Through Certificates
5.496% due 10/25/2033	3,517	2,722

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	764
5.444% due 03/10/2039	4,400	3,362

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	7,352	5,425
5.396% due 08/10/2038	905	746
5.799% due 08/10/2045	6,300	4,592

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GSR Mortgage Loan Trust
4.540% due 09/25/2035	$18,086	$13,364
5.244% due 11/25/2035	7,096	5,292

Harborview Mortgage Loan Trust
0.671% due 01/19/2038	5,026	4,505
0.771% due 01/19/2038	11,829	4,728
0.801% due 05/19/2035	1,034	484
5.142% due 07/19/2035	4,834	2,637

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	2,099	1,952

Indymac ARM Trust
4.436% due 01/25/2032	4	3

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	2,720	2,479

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	6,800	5,122
5.420% due 01/15/2049	20,956	14,880
5.819% due 06/15/2049	300	219
5.882% due 02/15/2051	2,300	1,643

JPMorgan Mortgage Trust
5.024% due 02/25/2035	4,940	3,715

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	788	590

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	2,147	2,084

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	12,200	10,269
5.485% due 03/12/2051	5,500	3,804

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	3,003	1,605

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	286	275

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	840	603
2.395% due 10/25/2035	1,507	1,122

Morgan Stanley Capital I
1.255% due 10/15/2020	1,757	1,342
4.050% due 01/13/2041	314	299
5.809% due 12/12/2049	600	451
5.881% due 06/11/2049	3,100	2,306

Prime Mortgage Trust
0.871% due 02/25/2019	151	143
0.871% due 02/25/2034	854	746

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	895	857

Sovereign Commercial Mortgage Securities Trust
5.780% due 07/22/2030	1,200	902

Structured Adjustable Rate Mortgage Loan Trust
5.499% due 07/25/2035	1,374	876

Structured Asset Mortgage Investments, Inc.
0.831% due 07/19/2035	6,344	4,296
0.911% due 09/19/2032	125	89

Structured Asset Securities Corp.
4.687% due 02/25/2032	18	14
5.376% due 07/25/2032	12	7

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	4,121	3,422

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	8,092	5,744
1.285% due 09/15/2021	18,450	14,120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.308% due 11/15/2048	$2,000	$1,505
5.509% due 04/15/2047	3,200	2,313

WaMu Mortgage Pass-Through Certificates
0.761% due 10/25/2045	1,192	654
3.456% due 11/25/2042	649	536
3.656% due 08/25/2042	1,541	1,088

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	6,948	4,563
4.963% due 01/25/2035	7,816	6,074
4.992% due 12/25/2034	5,779	4,474

Total Mortgage-Backed Securities (Cost $352,105)		268,568

ASSET-BACKED SECURITIES 1.6%

ACE Securities Corp.
0.521% due 12/25/2036	1,319	1,206

Amortizing Residential Collateral Trust
0.741% due 06/25/2032	273	188

Argent Securities, Inc.
0.521% due 09/25/2036	381	374

Asset-Backed Funding Certificates
0.531% due 11/25/2036	2,194	2,070
0.531% due 01/25/2037	2,242	1,939

Bear Stearns Asset-Backed Securities Trust
0.551% due 10/25/2036	1,377	1,273
0.561% due 06/25/2047	2,615	2,299

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	2,100	1,956
0.521% due 12/25/2046	506	492
0.521% due 05/25/2047	2,056	1,903

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	2,452	2,131

EMC Mortgage Loan Trust
0.841% due 05/25/2040	521	416

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	4,138	3,748

Fremont Home Loan Trust
0.531% due 01/25/2037	2,719	2,122
0.541% due 02/25/2037	718	699

HFC Home Equity Loan Asset-Backed Certificates
0.798% due 01/20/2034	6,209	4,275

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	1,588	1,411

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	1,467	1,373

JPMorgan Mortgage Acquisition Corp.
0.521% due 08/25/2036	862	802
0.531% due 03/25/2047	5,081	4,001

Lehman XS Trust
0.541% due 05/25/2046	462	446

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034	156	53

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	2,213	2,068

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	1,794	1,691

Morgan Stanley ABS Capital I
0.511% due 10/25/2036	1,127	1,058
0.521% due 10/25/2036	768	728

Nelnet Student Loan Trust
1.585% due 12/22/2016	7,269	6,891

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Park Place Securities, Inc.
0.783% due 10/25/2034		$2,831	$2,034

Residential Asset Securities Corp.
0.541% due 11/25/2036		1,704	1,634

Saxon Asset Securities Trust
0.531% due 10/25/2046		823	790

SBI HELOC Trust
0.641% due 08/25/2036		1,905	1,766

Securitized Asset-Backed Receivables LLC Trust
0.601% due 05/25/2037		5,673	3,805

SLM Student Loan Trust
3.535% due 10/25/2016		4,819	4,705

Soundview Home Equity Loan Trust
0.571% due 10/25/2036		921	906

Structured Asset Securities Corp.
0.521% due 10/25/2036		3,061	2,831
0.761% due 01/25/2033		73	55

Wells Fargo Home Equity Trust
0.521% due 01/25/2037		925	891

Total Asset-Backed Securities (Cost $77,222)			67,030

SOVEREIGN ISSUES 0.8%

China Development Bank Corp.
5.000% due 10/15/2015		900	903

Export-Import Bank of Korea
2.292% due 06/01/2009		8,500	8,478
4.125% due 02/10/2009		140	140

Korea Development Bank
4.348% due 04/03/2010		25,000	24,146

South Africa Government International Bond
5.875% due 05/30/2022		500	414

Total Sovereign Issues (Cost $35,033)			34,081

FOREIGN CURRENCY-DENOMINATED ISSUES 0.7%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	4,400	1,708

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	809

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	18,954

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)		950	119
5.316% due 04/05/2011 (a)		10	1

SLM Corp.
4.495% due 11/15/2011		1,000	993

Wachovia Corp.
4.493% due 02/13/2014		5,200	5,930
4.894% due 08/01/2011		400	503

Total Foreign Currency-Denominated Issues (Cost $42,826)			29,017

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	SHARES	VALUE (000S)
PREFERRED STOCKS 0.3%

DG Funding Trust
3.229% due 08/01/2011	1,239	$12,460

Total Preferred Stocks (Cost $13,056)		12,460

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.4%

CERTIFICATES OF DEPOSIT 0.3%

Nordea Bank Finland PLC
1.855% due 04/09/2009	$14,300	14,299

COMMERCIAL PAPER 2.8%

Bank of America Corp.
3.170% due 02/12/2009	44,300	44,140

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	24,400	24,356

Merrill Lynch & Co., Inc.
3.690% due 01/05/2009	13,570	13,566

Morgan Stanley
3.800% due 01/22/2009	36,000	35,924

		117,986

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.4%

Credit Suisse Securities (USA) LLC
0.150% due 01/05/2009	$40,000	$40,000
(Dated 12/31/2008. Collateralized by Fannie Mae 5.500% due 06/01/2038 valued at $40,613. Repurchase proceeds are $40,000.)

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	21,100	21,100
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% - 4.000% due 10/31/2010 - 02/15/2015 valued at $21,248. Repurchase proceeds are $21,100.)

		61,100

U.S. CASH MANAGEMENT BILLS 0.1%
0.362% due 04/29/2009 - 05/15/2009 (b)(d)	3,060	3,043

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 3.8%
0.233% due 01/02/2009 - 06/11/2009 (b)(d)	$162,410	$162,016

Total Short-Term Instruments (Cost $358,828)		358,444

PURCHASED OPTIONS (h) 1.0%
(Cost $13,405)		45,157

Total Investments 154.5% (Cost $6,727,350)		$6,627,645

Written Options (i) (1.1%) (Premiums $12,824)		(46,553)

Other Assets and Liabilities (Net) (53.4%)		(2,292,118)

Net Assets 100.0%		$4,288,974

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $123,485 and cash of $1,250 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $370,401 at a weighted average interest rate of 2.938%. On December 31, 2008, securities valued at $1,233,764 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $3,046 and cash of $23,846 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2009	141	$1,587
90-Day Euribor March Futures	Long	03/2009	237	2,502
90-Day Eurodollar December Futures	Long	12/2009	1,404	6,913
90-Day Eurodollar June Futures	Long	06/2009	3,213	16,741
90-Day Eurodollar June Futures	Long	06/2010	46	255
90-Day Eurodollar March Futures	Long	03/2009	5,747	36,716
90-Day Eurodollar March Futures	Long	03/2010	1,028	5,504
90-Day Eurodollar September Futures	Long	09/2009	1,807	8,903
90-Day Eurodollar September Futures	Long	09/2010	46	263
U.S. Treasury 2-Year Note March Futures	Long	03/2009	625	893
U.S. Treasury 5-Year Note March Futures	Long	03/2009	1,159	78
U.S. Treasury 10-Year Note March Futures	Long	03/2009	538	(1,288)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	66	355
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	787	6,847
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1,292	11,220

				$97,489

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Total Return Portfolio  (Cont.)

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection(1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.670%	03/20/2013	5.255%	$ 2,100	$(266)	$0	$(266)
American International Group, Inc.	DUB	5.000%	12/20/2013	5.250%	9,700	(82)	(873)	791
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	3.300%	3,900	(347)	0	(347)
Brazil Government International Bond	CSFB	3.350%	12/20/2009	2.340%	2,000	23	0	23
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	10.510%	2,500	(444)	0	(444)
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	10.510%	500	(65)	0	(65)
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	10.510%	500	(93)	0	(93)
Ford Motor Credit Co. LLC	JPM	3.900%	09/20/2012	10.510%	2,500	(462)	0	(462)
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	10.510%	500	(66)	0	(66)
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	10.510%	1,500	(203)	0	(203)
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	4.495%	2,900	(150)	0	(150)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	4.476%	3,400	(189)	0	(189)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	4.461%	600	(39)	0	(39)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	4.554%	9,600	(309)	0	(309)
General Electric Capital Corp.	BNP	0.940%	12/20/2010	4.461%	2,200	(141)	0	(141)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	4,800	(38)	0	(38)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	4.523%	400	(16)	0	(16)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	4.523%	200	(8)	0	(8)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	4.461%	800	(49)	0	(49)
General Electric Capital Corp.	CITI	3.850%	03/20/2014	3.596%	5,000	62	0	62
General Electric Capital Corp.	DUB	1.100%	03/20/2009	4.538%	900	(6)	0	(6)
General Electric Capital Corp.	DUB	1.070%	09/20/2010	4.476%	3,500	(191)	0	(191)
General Electric Capital Corp.	DUB	0.950%	12/20/2010	4.461%	1,000	(64)	0	(64)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	4.310%	1,600	(102)	0	(102)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	3.708%	11,100	491	0	491
General Electric Capital Corp.	GSC	0.830%	12/20/2009	4.554%	1,000	(35)	0	(35)
General Electric Capital Corp.	GSC	0.900%	12/20/2010	4.461%	700	(45)	0	(45)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	4,000	(7)	0	(7)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	4.551%	1,300	(31)	0	(31)
General Motors Corp.	BNP	4.800%	12/20/2012	81.101%	300	(232)	0	(232)
General Motors Corp.	BOA	4.500%	12/20/2012	81.101%	1,300	(1,008)	0	(1,008)
General Motors Corp.	BOA	8.900%	03/20/2013	79.336%	5,000	(3,657)	0	(3,657)
General Motors Corp.	DUB	4.600%	12/20/2012	81.101%	800	(619)	0	(619)
General Motors Corp.	GSC	9.100%	03/20/2013	79.336%	6,100	(4,448)	0	(4,448)
General Motors Corp.	JPM	4.550%	12/20/2012	81.101%	200	(155)	0	(155)
General Motors Corp.	JPM	8.900%	03/20/2013	79.336%	1,600	(1,170)	0	(1,170)
General Motors Corp.	MSC	4.630%	12/20/2012	81.101%	300	(232)	0	(232)
GMAC LLC	BCLY	3.650%	09/20/2012	8.183%	2,500	(339)	0	(339)
GMAC LLC	CITI	3.720%	09/20/2012	8.183%	2,500	(334)	0	(334)
GMAC LLC	DUB	3.200%	09/20/2012	8.183%	2,000	(299)	0	(299)
GMAC LLC	JPM	3.250%	09/20/2012	8.183%	2,500	(370)	0	(370)
GMAC LLC	JPM	3.670%	09/20/2012	8.183%	2,500	(337)	0	(337)
GMAC LLC	JPM	3.750%	09/20/2012	8.183%	1,000	(133)	0	(133)
GMAC LLC	JPM	4.850%	09/20/2012	8.183%	3,200	(317)	0	(317)
GMAC LLC	MLP	1.850%	09/20/2009	9.739%	5,400	(294)	0	(294)
JSC Gazprom	JPM	0.970%	10/20/2012	10.072%	700	(180)	0	(180)
JSC Gazprom	JPM	1.020%	10/20/2012	10.072%	700	(179)	0	(179)
JSC Gazprom	JPM	2.170%	02/20/2013	9.874%	2,000	(452)	0	(452)
JSC Gazprom	MSC	2.180%	02/20/2013	9.874%	700	(158)	0	(158)
Mexico Government International Bond	JPM	0.920%	03/20/2016	3.059%	1,200	(150)	0	(150)
Panama Government International Bond	CSFB	1.200%	02/20/2017	3.244%	400	(51)	0	(51)
Panama Government International Bond	JPM	0.730%	01/20/2012	2.810%	1,000	(56)	0	(56)
Panama Government International Bond	JPM	1.250%	01/20/2017	3.242%	1,200	(146)	0	(146)
SLM Corp.	BCLY	5.000%	12/20/2013	8.265%	2,000	(217)	(270)	53
SLM Corp.	BOA	4.550%	03/20/2009	11.543%	5,400	(73)	0	(73)
SLM Corp.	CITI	5.000%	12/20/2013	8.265%	11,300	(1,223)	(1,610)	387
SLM Corp.	JPM	5.100%	03/20/2009	11.543%	7,100	(86)	0	(86)
SLM Corp.	MSC	5.000%	06/20/2009	11.541%	1,200	(34)	0	(34)
Ukraine Government International Bond	HSBC	0.700%	04/20/2009	36.442%	1,600	(160)	0	(160)
Ukraine Government International Bond	HSBC	0.520%	05/20/2009	36.441%	4,000	(508)	0	(508)
Wachovia Corp.	DUB	1.520%	03/20/2013	1.233%	2,700	32	0	32

						$(20,457)	$(2,753)	$(17,704)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-10 Index	DUB	(5.000%	)	06/20/2013	$600	$94	$43	$51
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	3,318	169	305	(136)

						$263	$348	$(85)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	1.846%	06/20/2012	$1,000	$(179)	$0	$(179)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	1,100	(187)	0	(187)
CDX.HY-8 Index 25-35%	CITI	2.179%	06/20/2012	700	(118)	0	(118)
CDX.HY-8 Index 25-35%	MLP	1.833%	06/20/2012	2,700	(486)	0	(486)
CDX.HY-8 Index 25-35%	MLP	2.070%	06/20/2012	1,400	(242)	0	(242)
CDX.HY-8 Index 25-35%	MLP	2.127%	06/20/2012	500	(85)	0	(85)
CDX.HY-8 Index 25-35%	MSC	2.080%	06/20/2012	1,000	(172)	0	(172)
CDX.HY-8 Index 25-35%	MSC	2.140%	06/20/2012	1,900	(324)	0	(324)
CDX.HY-8 Index 25-35%	MSC	2.170%	06/20/2012	700	(119)	0	(119)
CDX.HY-8 Index 35-100%	CITI	0.355%	06/20/2012	14,419	(1,008)	0	(1,008)
CDX.HY-8 Index 35-100%	CITI	0.360%	06/20/2012	4,905	(342)	0	(342)
CDX.HY-8 Index 35-100%	CITI	0.401%	06/20/2012	3,727	(255)	0	(255)
CDX.HY-11 Index	MSC	5.000%	12/20/2013	400	(80)	(98)	18
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012	20,100	(29)	0	(29)
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012	4,600	6	0	6
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	9,100	(68)	0	(68)
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	35,878	248	0	248
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	23,529	116	0	116
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,847	5	0	5
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	4,084	12	0	12
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	4,570	(7)	0	(7)
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	5,736	(25)	0	(25)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	6,500	(127)	(151)	24
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	400	(119)	(64)	(55)

					$(3,585)	$(313)	$(3,272)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	10,200	$464	$(6)	$470
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	68	0	68
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,900	101	0	101
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		8,400	251	3	248
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		1,800	44	0	44
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		1,500	35	0	35
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		2,400	72	0	72
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		1,200	31	0	31
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		700	19	0	19
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	16,700	(114)	0	(114)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Total Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP	BRL	11,000	$(68)	$0	$(68)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		4,300	(25)	0	(25)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		9,800	28	(17)	45
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		9,800	29	(14)	43
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		14,200	91	15	76
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		5,900	48	5	43
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		23,400	(480)	(422)	(58)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	(64)	0	(64)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	63	(160)	223
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	59	(12)	71
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	24	8	16
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	83	17	66
Receive	30-Day USD-CMM Rate	5.000%	02/20/2009	MLP		$10,900	(1,194)	745	(1,939)
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		13,100	(2,208)	59	(2,267)
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS	AUD	7,600	228	(21)	249
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS		123,400	3,194	443	2,751
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$47,200	1,224	(127)	1,351
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		64,200	1,665	(151)	1,816
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	BCLY		10,500	238	12	226
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS		544,200	17,530	0	17,530
Pay	3-Month USD-LIBOR	4.000%	12/17/2010	BOA		29,800	1,459	582	877
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		9,700	437	354	83
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		17,700	797	670	127
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		32,200	1,450	1,015	435
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP		44,900	2,022	1,475	547
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		30,200	1,360	691	669
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		2,700	(263)	(217)	(46)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		700	(152)	(33)	(119)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		2,900	(345)	(239)	(106)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA		24,400	(2,903)	(2,110)	(793)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		24,700	(2,939)	(2,208)	(731)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		2,100	(250)	(182)	(68)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		1,900	(266)	(231)	(35)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		25,200	(8,532)	259	(8,791)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		4,600	(1,557)	(46)	(1,511)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	RBS		6,800	(2,302)	48	(2,350)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		3,200	(72)	(273)	201
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		3,100	(70)	(145)	75
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		39,100	(17,787)	564	(18,351)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		8,400	(3,821)	138	(3,959)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		12,900	(5,868)	(331)	(5,537)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		37,900	(17,241)	(2,894)	(14,347)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		40,000	(18,197)	(3,347)	(14,850)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	48,500	2,544	205	2,339
Pay	6-Month AUD Bank Bill	7.000%	03/20/2013	DUB		7,000	492	50	442
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	8,800	704	(133)	837
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	BCLY	GBP	13,600	(15)	103	(118)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS		12,700	(14)	102	(116)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY		14,400	174	(423)	597
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		2,800	34	(66)	100
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	GSC		28,500	344	(651)	995
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	GSC		74,700	1,518	(264)	1,782
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	RBS		21,200	431	(61)	492
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC		6,300	310	(66)	376
Pay	6-Month GBP-LIBOR	5.100%	09/15/2013	HSBC		2,600	303	(6)	309
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC		1,600	171	14	157
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC		9,600	1,028	97	931
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		3,600	446	2	444
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		2,600	365	(1)	366
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		6,000	843	(5)	848
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		2,900	(271)	13	(284)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	MLP		2,200	(205)	5	(210)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	BCLY		3,200	(519)	375	(894)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	HSBC		5,500	(892)	831	(1,723)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	RBS		10,000	(1,622)	1,409	(3,031)
Receive	6-Month GBP-LIBOR	5.500%	12/15/2036	GSC		5,000	(2,733)	(687)	(2,046)
Receive	6-Month GBP-LIBOR	5.500%	12/15/2036	RBS		1,400	(765)	(180)	(585)
Receive	6-Month GBP-LIBOR	5.000%	12/19/2037	GSC		800	(346)	36	(382)
Pay	USSP Semi 2-Year Index	0.710%	02/05/2009	BNP		$15,800	34	7	27
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	BNP		31,600	315	7	308

							$(50,930)	$(5,370)	$(45,560)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$256,100	$2,749	$10,007
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	125,100	1,338	4,170
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	86,100	917	2,870
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	33,500	375	1,117
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	207,000	1,956	6,900
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	112,200	1,212	3,613
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	50,600	486	1,868
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	289,400	3,085	9,646
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	121,700	1,287	4,966

							$13,405	$45,157

(i)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$118.000	02/20/2009	547	$322	$480
Put - CBOT U.S. Treasury 10-Year Note March Futures	124.000	02/20/2009	228	278	360
Put - CME 90-Day Eurodollar March Futures	98.000	03/16/2009	304	84	18
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	206	91	19
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	522	78	78

				$853	$955

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.300%	02/02/2009	$2,300	$58	$231
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	17,500	562	2,511
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	32,000	248	345
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	29,200	733	2,526
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	19,300	631	2,381
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	18,000	123	194
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	28,700	950	3,541
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	7,000	66	77
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	11,200	370	1,382
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	69,000	2,156	8,514
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	37,400	1,128	4,521
Put - OTC 9-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	02/23/2009	4,000	13	14
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	11,000	78	120
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009	22,000	486	1,972
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	96,400	3,126	11,894
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	40,600	1,243	5,375

							$11,971	$45,598

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	1,861	$889,600	$10,977
Sales	12,363	714,200	29,515
Closing Buys	(3,352)	(1,158,200)	(18,845)
Expirations	(6,658)	0	(6,935)
Exercised	(2,407)	0	(1,888)

Balance at 12/31/2008	1,807	$445,600	$12,824

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Total Return Portfolio (Cont.)

(j) Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	1,492	04/2009	$0	$(9)	$(9)
Sell		BCLY	1,492	04/2009	0	(2)	(2)
Buy		HSBC	1,497	04/2009	0	(9)	(9)
Sell		HSBC	1,497	04/2009	0	(1)	(1)
Sell	AUD	CITI	7,076	01/2009	0	(341)	(341)
Sell		RBS	528	01/2009	0	(32)	(32)
Sell	BRL	BCLY	14,895	02/2009	2	(206)	(204)
Sell		CITI	1,966	02/2009	2	0	2
Sell		HSBC	7,752	02/2009	0	(142)	(142)
Sell		JPM	12,834	02/2009	0	(131)	(131)
Buy		UBS	51,014	02/2009	0	(287)	(287)
Sell		UBS	16,417	02/2009	2	(38)	(36)
Buy	CLP	HSBC	709,183	05/2009	4	0	4
Sell		HSBC	709,183	05/2009	13	0	13
Buy	CNY	BCLY	34,581	07/2009	0	(367)	(367)
Sell		BCLY	19,373	07/2009	0	(82)	(82)
Sell		CITI	19,286	07/2009	0	(56)	(56)
Buy		DUB	117,460	07/2009	0	(1,239)	(1,239)
Sell		DUB	49,010	07/2009	0	(94)	(94)
Buy		HSBC	37,534	07/2009	0	(354)	(354)
Sell		HSBC	7,744	07/2009	0	(31)	(31)
Buy		JPM	36,762	07/2009	0	(410)	(410)
Sell		JPM	19,296	07/2009	0	(83)	(83)
Buy		BCLY	11,649	09/2009	0	(9)	(9)
Buy		CITI	7,496	09/2009	0	(2)	(2)
Buy		DUB	33,884	09/2009	0	(17)	(17)
Buy		HSBC	15,116	09/2009	3	(9)	(6)
Buy		JPM	6,144	09/2009	0	(7)	(7)
Buy	EUR	BCLY	3,613	01/2009	230	0	230
Sell		BCLY	200	01/2009	0	(27)	(27)
Buy		BNP	1,406	01/2009	0	(62)	(62)
Buy		CSFB	967	01/2009	16	(27)	(11)
Buy		DUB	1,991	01/2009	95	(21)	74
Buy		HSBC	1,967	01/2009	79	(38)	41
Buy		MSC	1,465	01/2009	94	0	94
Sell		RBS	31,339	01/2009	0	(3,965)	(3,965)
Sell	GBP	BCLY	9,481	01/2009	415	0	415
Sell		CITI	14,740	01/2009	662	0	662
Buy		HSBC	7,000	01/2009	0	(414)	(414)
Buy		RBS	3,306	01/2009	0	(196)	(196)
Sell		UBS	13,070	01/2009	594	0	594
Buy	IDR	BCLY	7,534,200	03/2009	0	(62)	(62)
Buy		CITI	8,042,800	03/2009	0	(63)	(63)
Buy		DUB	2,867,200	03/2009	0	(26)	(26)
Buy		HSBC	5,044,500	03/2009	0	(3)	(3)
Sell		HSBC	25,430,900	03/2009	0	(153)	(153)
Buy		RBS	1,942,200	03/2009	0	(8)	(8)
Buy	INR	BCLY	162,193	04/2009	53	0	53
Sell		BCLY	116,603	04/2009	0	(162)	(162)
Buy		BOA	108,247	04/2009	74	0	74
Buy		CITI	91,000	04/2009	33	0	33
Buy		DUB	91,728	04/2009	48	0	48
Sell		DUB	100,872	04/2009	0	(129)	(129)
Buy		HSBC	136,045	04/2009	51	0	51
Sell		JPM	371,738	04/2009	0	(478)	(478)
Buy	JPY	BCLY	94,505	01/2009	51	0	51
Buy		BNP	75,926	01/2009	51	0	51
Buy		CITI	91,720	01/2009	47	0	47
Buy		UBS	185,599	01/2009	100	0	100
Buy	KWD	HSBC	226	04/2009	0	(62)	(62)
Sell		HSBC	226	04/2009	0	(6)	(6)
Buy	MYR	BCLY	4,899	02/2009	29	0	29
Sell		BCLY	11,446	02/2009	0	(124)	(124)
Sell		CITI	8,009	02/2009	0	(103)	(103)
Buy		DUB	5,950	02/2009	12	0	12
Sell		DUB	6,685	02/2009	0	(94)	(94)
Sell		HSBC	3,469	02/2009	0	(52)	(52)
Buy		JPM	26,033	02/2009	62	(449)	(387)
Sell		JPM	7,272	02/2009	0	(86)	(86)
Buy		BCLY	2,624	04/2009	7	0	7

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MYR	BCLY	4,384	04/2009	$0	$(67)	$(67)
Buy		BOA	2,207	04/2009	7	0	7
Buy		CITI	4,465	04/2009	18	0	18
Sell		CITI	2,145	04/2009	0	(34)	(34)
Buy		HSBC	5,134	04/2009	41	0	41
Sell		JPM	7,900	04/2009	0	(130)	(130)
Buy	PHP	BCLY	42,000	02/2009	0	(56)	(56)
Sell		CITI	419,768	02/2009	0	(603)	(603)
Buy		DUB	168,050	02/2009	29	(33)	(4)
Buy		HSBC	50,510	02/2009	0	(70)	(70)
Buy		JPM	71,108	02/2009	0	(77)	(77)
Buy		MLP	16,000	02/2009	0	(26)	(26)
Buy		MSC	56,500	02/2009	0	(80)	(80)
Buy		RBS	15,600	02/2009	0	(25)	(25)
Buy		BCLY	6,587	05/2009	3	0	3
Buy		CITI	162,473	05/2009	25	(3)	22
Sell		DUB	218,044	05/2009	0	(385)	(385)
Buy		JPM	48,985	05/2009	10	0	10
Buy		LEH	10,700	12/2010	0	(14)	(14)
Sell		LEH	10,700	12/2010	0	(4)	(4)
Buy	RUB	JPM	188,154	05/2009	0	(2,336)	(2,336)
Sell		UBS	188,154	05/2009	2,274	0	2,274
Buy	SAR	HSBC	1,532	04/2009	0	(6)	(6)
Sell		HSBC	1,532	04/2009	0	(2)	(2)
Buy		JPM	1,529	04/2009	0	(6)	(6)
Sell		JPM	1,529	04/2009	0	(2)	(2)
Sell	SGD	BCLY	3,709	01/2009	0	(58)	(58)
Buy		DUB	5,762	01/2009	78	0	78
Sell		HSBC	2,052	01/2009	0	(84)	(84)
Sell		BCLY	7,212	04/2009	0	(231)	(231)
Buy		CITI	10,583	04/2009	84	0	84
Sell		CITI	4,861	04/2009	0	(165)	(165)
Buy		DUB	7,148	04/2009	104	0	104
Buy		HSBC	3,496	04/2009	33	0	33
Sell		HSBC	11,265	04/2009	0	(391)	(391)
Sell		JPM	4,835	04/2009	0	(164)	(164)
Buy		RBS	3,973	04/2009	50	0	50
Buy		UBS	2,973	04/2009	51	0	51
Buy		HSBC	3,558	07/2009	5	0	5
Sell		HSBC	3,558	07/2009	0	(127)	(127)

					$5,641	$(15,947)	$(10,306)

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$6,604,865	$22,780	$6,627,645
Other Financial Instruments ++	97,489	(124,901)	1,421	(25,991)

Total	$97,489	$6,479,964	$24,201	$6,601,654

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$12,912	$13,960	$16	$1	$294	$(4,403)	$22,780
Other Financial Instruments ++	(403)	0	0	0	1,802	22	1,421

Total	$12,509	$13,960	$16	$1	$2,096	$(4,381)	$24,201

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	19

Notes to Financial Statements

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

20	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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December 31, 2008

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the

Annual Report	December 31, 2008	23

Notes to Financial Statements (Cont.)

exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

24	PIMCO Variable Insurance Trust

December 31, 2008

“IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$22,945	$0

26	PIMCO Variable Insurance Trust

December 31, 2008

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$20,028,181	$18,398,291	$837,933	$642,173

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7,090	$74,836	6,918	$69,824
Administrative Class	128,060	1,343,001	122,163	1,239,373
Advisor Class	6,006	62,477	1,695	17,136
Issued as reinvestment of distributions
Institutional Class	1,231	12,803	884	8,995
Administrative Class	22,615	234,388	14,528	147,809
Advisor Class	359	3,708	124	1,260
Cost of shares redeemed
Institutional Class	(12,881)	(134,610)	(3,734)	(37,799)
Administrative Class	(128,367)	(1,335,400)	(73,445)	(742,819)
Advisor Class	(2,226)	(23,085)	(563)	(5,724)
Net increase resulting from Portfolio share transactions	21,887	$238,118	68,570	$698,055

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	6	69
Advisor Class	5	91

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$108,863	$93,269	$(183,889)	$(660)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$6,728,429	$159,464	$(260,248)	$(100,784)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$247,564	$34,181	$0
12/31/2007	177,855	0	0

(4)	Includes short-term capital gains, if any, distributed.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Total Return Portfolio	0.42%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.27%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

36	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Glossary	30
Federal Income Tax Information	31
Privacy Policy	32
Management of the Trust	33
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Government Agencies	66.0%
Corporate Bonds & Notes	16.5%
Short-Term Instruments	5.4%
Mortgage-Backed Securities	4.0%
U.S. Treasury Obligations	3.1%
Other	5.0%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	5 Years	Portfolio Inception (04/10/00)*
PIMCO Total Return Portfolio Institutional Class	4.95%	5.08%	6.43%
Barclays Capital U.S. Aggregate Index±	5.24%	4.65%	6.30%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.68% for Institutional Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,026.38	$1,021.77
Expenses Paid During Periodà	$3.41	$3.40

à Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Duration positioning detracted from relative performance as the ten-year U.S. Treasury yield fell during the period.

»	A curve-steepening bias benefited performance as the U.S. yield curve (indicated by two- and 30-year rates) steepened.

»	An overweight to mortgage-backed securities detracted from relative returns as this sector trailed like-duration U.S. Treasuries.

»

A focus on high-grade financials was a significant detractor from relative performance as bank failures, consolidation, and solvency concerns permeated the market; however, an underweight to the sector mitigated this negative impact as the sector underperformed like-duration U.S. Treasuries.

»	Exposure to non-U.S. developed bonds, specifically short maturities in the U.K., added to returns as the yield curve steepened in this country.

»	An allocation to emerging markets bonds detracted from relative returns as the sector underperformed like-duration U.S. Treasuries as spreads widened.

»

An emphasis on shorting the British pound sterling benefited performance as it depreciated relative to the U.S. dollar. This was partially offset by exposure to a variety of other currencies that depreciated against the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Institutional Class
Net asset value beginning of year	$10.49	$10.12	$10.24	$10.51	$10.36
Net investment income (a)	0.48	0.50	0.46	0.39	0.20
Net realized/unrealized gain (loss) on investments	0.02	0.37	(0.07)	(0.12)	0.31
Total income from investment operations	0.50	0.87	0.39	0.27	0.51
Dividends from net investment income	(0.48)	(0.50)	(0.46)	(0.37)	(0.21)
Distributions from net realized capital gains	(0.20)	0.00	(0.05)	(0.17)	(0.15)
Total distributions	(0.68)	(0.50)	(0.51)	(0.54)	(0.36)
Net asset value end of year	$10.31	$10.49	$10.12	$10.24	$10.51
Total return	4.95%	8.90%	4.00%	2.60%	5.05%
Net assets end of year (000s)	$156,745	$207,312	$158,748	$143,720	$63,646
Ratio of expenses to average net assets	0.73%	0.68%	0.52%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.52%	4.93%	4.51%	3.69%	1.92%
Portfolio turnover rate	355%	298%	303%	344%	373%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$6,566,545
Repurchase agreements, at value	61,100
Cash	5,705
Deposits with counterparty	25,096
Foreign currency, at value	9,526
Receivable for investments sold	435,094
Receivable for Portfolio shares sold	5,448
Interest and dividends receivable	33,777
Variation margin receivable	149
Swap premiums paid	11,658
Unrealized appreciation on foreign currency contracts	5,641
Unrealized appreciation on swap agreements	42,277
7,202,016

Liabilities:
Payable for reverse repurchase agreements	$1,164,088
Payable for investments purchased	1,412,488
Payable for investments purchased on a delayed-delivery basis	38,087
Payable for Portfolio shares redeemed	75,954
Written options outstanding	46,553
Dividends payable	1,843
Accrued investment advisory fee	945
Accrued administrative fee	945
Accrued distribution fee	29
Accrued servicing fee	474
Variation margin payable	2,494
Swap premiums received	19,746
Unrealized depreciation on foreign currency contracts	15,947
Unrealized depreciation on swap agreements	108,898
Other liabilities	24,551
2,913,042

Net Assets	$4,288,974

Net Assets Consist of:
Paid in capital	$4,271,391
Undistributed net investment income	45,370
Accumulated undistributed net realized gain	84,983
Net unrealized (depreciation)	(112,770)
$4,288,974

Net Assets:
Institutional Class	$156,745
Administrative Class	4,057,408
Advisor Class	74,821

Shares Issued and Outstanding:
Institutional Class	15,198
Administrative Class	393,396
Advisor Class	7,254

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.31
Administrative Class	10.31
Advisor Class	10.31

Cost of Investments Owned	$6,666,250
Cost of Repurchase Agreements Owned	$61,100
Cost of Foreign Currency Held	$9,536
Premiums Received on Written Options	$12,824

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$231,354
Dividends	704
Miscellaneous income	50
Total Income	232,108

Expenses:
Investment advisory fees	11,031
Administrative fees	11,031
Servicing fees – Administrative Class	6,222
Distribution and/or servicing fees – Advisor Class	131
Trustees’ fees	48
Interest expense	10,257
Miscellaneous expense	1
Total Expenses	38,721

Net Investment Income	193,387

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	78,895
Net realized gain on futures contracts, written options and swaps	107,633
Net realized gain on foreign currency transactions	39,869
Net change in unrealized (depreciation) on investments	(134,360)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(57,204)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(29,325)
Net Gain	5,508

Net Increase in Net Assets Resulting from Operations	$198,895

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$193,387	$176,624
Net realized gain	226,397	8,199
Net change in unrealized appreciation (depreciation)	(220,889)	136,427
Net increase resulting from operations	198,895	321,250

Distributions to Shareholders:
From net investment income
Institutional Class	(9,778)	(8,995)
Administrative Class	(185,493)	(167,600)
Advisor Class	(2,294)	(1,260)
From net realized capital gains
Institutional Class	(3,026)	0
Administrative Class	(79,740)	0
Advisor Class	(1,414)	0

Total Distributions	(281,745)	(177,855)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	74,836	69,824
Administrative Class	1,343,001	1,239,373
Advisor Class	62,477	17,136
Issued as reinvestment of distributions
Institutional Class	12,803	8,995
Administrative Class	234,388	147,809
Advisor Class	3,708	1,260
Cost of shares redeemed
Institutional Class	(134,610)	(37,799)
Administrative Class	(1,335,400)	(742,819)
Advisor Class	(23,085)	(5,724)
Net increase resulting from Portfolio share transactions	238,118	698,055

Total Increase in Net Assets	155,268	841,450

Net Assets:
Beginning of year	4,133,706	3,292,256
End of year*	$4,288,974	$4,133,706

*Including undistributed net investment income of:	$45,370	$10,939

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

CSC Holdings, Inc.
2.945% due 03/30/2013	$2,910	$2,497
4.569% due 03/30/2013	8	6

Daimler Finance North America LLC
6.000% due 08/03/2012	17,775	9,344

Fresenius Medical Care Capital Trust
2.841% due 03/22/2013	92	80
2.842% due 03/22/2013	1,074	935
2.952% due 03/22/2013	231	200
5.137% due 03/22/2013	8	7
6.125% due 03/22/2013	46	40

HCA, Inc.
5.262% due 11/18/2012	3,690	3,132

Texas Competitive Electric Holdings Co. LLC
5.368% due 10/10/2014	2,237	1,561
5.888% due 10/10/2014	1,680	1,173
7.262% due 10/10/2014	30	21

Total Bank Loan Obligations (Cost $28,537)		18,996

CORPORATE BONDS & NOTES 25.4%

BANKING & FINANCE 19.6%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	5,800	5,715

American Express Bank FSB
0.568% due 10/20/2009	6,800	6,484
6.000% due 09/13/2017	3,900	3,659

American Express Centurion Bank
0.534% due 03/23/2010	11,600	10,724
0.568% due 09/22/2009	400	381
1.459% due 06/12/2009	9,100	8,832
5.550% due 10/17/2012	9,840	9,355
6.000% due 09/13/2017	3,900	3,659

American Express Co.
7.000% due 03/19/2018	200	203

American Express Credit Corp.
1.200% due 06/16/2011	500	430
1.928% due 11/09/2009	6,700	6,232
2.081% due 12/02/2010	200	177

American International Group, Inc.
1.090% due 06/16/2009	5,400	4,921
4.612% due 10/18/2011	100	72
4.950% due 03/20/2012	1,700	1,333
5.050% due 10/01/2015	1,800	1,209
5.450% due 05/18/2017	400	265
6.250% due 03/15/2037	2,100	786
8.175% due 05/15/2058	3,000	1,168
8.250% due 08/15/2018	12,000	8,796

ANZ National International Ltd.
6.200% due 07/19/2013	7,400	7,167

Bank of America Corp.
2.047% due 09/18/2009	6,100	6,022
2.479% due 08/15/2016	2,800	2,067
2.826% due 11/06/2009	3,900	3,824
6.000% due 09/01/2017	7,000	7,121

Bank of America N.A.
2.181% due 02/27/2009	5,200	5,205
6.000% due 10/15/2036	2,100	2,237

Bank of Scotland PLC
4.590% due 07/17/2009	10,400	10,371

Barclays Bank PLC
5.450% due 09/12/2012	40,000	40,542

Bear Stearns Cos. LLC
1.558% due 03/30/2009	7,100	7,055

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.262% due 08/21/2009	$18,300	$17,999
2.356% due 05/18/2010	12,200	11,799
3.765% due 01/30/2009	7,180	7,181
4.902% due 07/19/2010	10,400	10,069
6.400% due 10/02/2017	27,900	29,042

BNP Paribas
5.186% due 06/29/2049	15,600	8,860

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	2,050

Caelus Re Ltd.
8.452% due 06/07/2011	2,700	2,580

CIT Group, Inc.
2.269% due 08/17/2009	7,100	6,825
3.615% due 01/30/2009	13,700	13,681

Citigroup Capital XXI
8.300% due 12/21/2057	14,500	11,208

Citigroup Funding, Inc.
0.474% due 04/23/2009	4,000	3,954
1.466% due 06/26/2009	5,300	5,191
3.556% due 05/07/2010	16,800	15,934

Citigroup, Inc.
1.496% due 12/28/2009	5,300	5,001
5.300% due 10/17/2012	2,200	2,122
5.500% due 08/27/2012	5,500	5,343
5.500% due 04/11/2013	20,900	20,369
5.850% due 07/02/2013	1,400	1,352
6.000% due 02/21/2012	3,789	3,750
6.125% due 05/15/2018	3,000	3,039
6.125% due 08/25/2036	15,000	13,479

Countrywide Financial Corp.
4.500% due 06/15/2010	2,400	2,359
5.800% due 06/07/2012	10,300	10,047

Countrywide Home Loans, Inc.
4.125% due 09/15/2009	2,100	2,076
5.625% due 07/15/2009	100	100
6.250% due 04/15/2009	3,000	3,001

Credit Agricole S.A.
2.181% due 05/28/2009	5,900	5,884
2.231% due 05/28/2010	6,800	6,722

DBS Bank Ltd.
2.369% due 05/16/2017	1,000	783

Deutsche Bank AG
6.000% due 09/01/2017	12,400	13,179

DnB NOR Bank ASA
4.889% due 10/13/2009	5,700	5,700

Export-Import Bank of China
4.875% due 07/21/2015	900	906

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	1,000	850
5.800% due 01/12/2009	1,800	1,795
7.250% due 10/25/2011	200	146
7.375% due 10/28/2009	5,000	4,392
7.375% due 02/01/2011	200	152
7.875% due 06/15/2010	600	480
8.625% due 11/01/2010	400	303

General Electric Capital Corp.
1.495% due 10/06/2010	800	743
2.219% due 08/15/2011	12,600	11,056
3.565% due 10/26/2009	600	584
4.248% due 01/05/2009	1,300	1,300
4.572% due 01/20/2010	4,800	4,588
5.875% due 01/14/2038	8,100	7,956
6.375% due 11/15/2067	12,200	7,680

GMAC LLC
6.000% due 12/15/2011	1,100	873

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Goldman Sachs Group, Inc.
1.518% due 03/30/2009	$8,700	$8,582
1.588% due 06/23/2009	13,070	12,743
5.950% due 01/18/2018	17,300	16,431
6.250% due 09/01/2017	14,900	14,471

HBOS PLC
5.920% due 09/29/2049	1,100	417

HSBC Bank USA N.A.
2.329% due 06/10/2009	7,700	7,642

HSBC Finance Corp.
4.479% due 10/21/2009	4,500	4,223

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,343
6.500% due 09/15/2037	2,900	2,955

JPMorgan Chase & Co.
0.521% due 06/26/2009	4,900	4,858
2.546% due 05/07/2010	9,700	9,388
6.000% due 01/15/2018	3,900	4,124

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	8,000	8,083

JPMorgan Chase Capital XX
6.550% due 09/29/2036	1,200	1,017

KeyBank N.A.
4.467% due 06/02/2010	10,300	9,938

Lehman Brothers Holdings, Inc.
2.878% due 04/03/2009 (a)	5,300	504
2.907% due 11/16/2009 (a)	15,260	1,450
2.911% due 08/21/2009 (a)	10,600	1,007
2.951% due 05/25/2010 (a)	5,200	494
3.005% due 07/18/2011 (a)	4,800	456
3.052% due 11/10/2009 (a)	4,500	428
5.625% due 01/24/2013 (a)	3,800	380
6.875% due 05/02/2018 (a)	3,200	320

Longpoint Re Ltd.
7.246% due 05/08/2010	2,900	2,832

Merrill Lynch & Co., Inc.
2.222% due 08/14/2009	6,200	6,011
2.290% due 12/04/2009	7,300	7,007
2.438% due 05/08/2009	3,500	3,439
3.735% due 07/25/2011	8,500	7,532
6.150% due 04/25/2013	10,000	9,918
6.875% due 04/25/2018	17,800	18,651

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,022

Metropolitan Life Global Funding I
2.189% due 05/17/2010	15,200	13,639
5.125% due 11/09/2011	8,200	7,856

Morgan Stanley
2.498% due 02/09/2009	14,600	14,528
2.556% due 05/07/2009	8,700	8,559
4.232% due 05/14/2010	20,700	19,275
4.842% due 01/15/2010	8,200	7,536

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	488

Mystic Re Ltd.
12.202% due 06/07/2011	2,200	2,141

National Australia Bank Ltd.
2.204% due 09/11/2009	5,300	5,305
5.350% due 06/12/2013	6,100	5,885

National Westminster Bank PLC
7.375% due 10/01/2009	12,935	12,685

Osiris Capital PLC
9.752% due 01/15/2010	3,100	3,054

Petroleum Export Ltd.
5.265% due 06/15/2011	605	561

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Principal Life Income Funding Trusts
5.300% due 04/24/2013	$5,200	$4,876

Residential Capital LLC
5.253% due 05/22/2009	7,900	2,923

Residential Reinsurance 2007 Ltd.
12.452% due 06/07/2010	1,200	1,174

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	681

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	7,580

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009	10,900	10,767

SLM Corp.
3.765% due 10/25/2011	200	153

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	2,786

State Street Capital Trust III
8.250% due 12/29/2049	6,800	5,258

State Street Capital Trust IV
2.996% due 06/15/2037	1,000	441

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	774

UBS AG
5.750% due 04/25/2018	4,600	4,182
5.875% due 12/20/2017	4,700	4,325

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	293

USB Capital IX
6.189% due 04/15/2049	900	423

Wachovia Bank N.A.
1.538% due 03/23/2009	7,100	7,053

Wachovia Corp.
2.116% due 03/15/2011	10,400	9,284
2.252% due 12/01/2009	4,400	4,263
4.882% due 10/15/2011	8,100	7,260
5.500% due 05/01/2013	9,000	8,908
5.750% due 02/01/2018	16,900	16,963

Wachovia Mortgage FSB
2.342% due 03/02/2009	7,900	7,849

Wells Fargo & Co.
2.096% due 09/15/2009	915	906

ZFS Finance USA Trust I
5.875% due 05/09/2032	4,400	1,539

		841,334

INDUSTRIALS 3.9%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	100	90

Anadarko Petroleum Corp.
2.396% due 09/15/2009	10,000	9,570

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,661
6.450% due 09/15/2037	2,400	2,738

BP AMI Leasing, Inc.
1.476% due 06/26/2009	13,600	13,605

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	6,000	6,046

CODELCO, Inc.
6.150% due 10/24/2036	700	617

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Comcast Corp.
5.119% due 07/14/2009	$7,700	$7,596
5.875% due 02/15/2018	1,700	1,614
6.450% due 03/15/2037	1,700	1,697

Daimler Finance North America LLC
2.346% due 03/13/2009	2,900	2,899
3.642% due 08/03/2009	6,300	5,968

Dell, Inc.
5.650% due 04/15/2018	11,200	10,042

El Paso Corp.
6.750% due 05/15/2009	5,700	5,647
7.800% due 08/01/2031	900	591
7.875% due 06/15/2012	4,700	4,244
9.625% due 05/15/2012	800	683

Gaz Capital S.A.
6.212% due 11/22/2016	1,200	798
7.343% due 04/11/2013	1,700	1,386
8.146% due 04/11/2018	6,700	4,757

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	21,100	18,038

Oracle Corp.
4.950% due 04/15/2013	13,100	13,519
5.750% due 04/15/2018	12,900	13,517

Rohm & Haas Co.
6.000% due 09/15/2017	3,700	3,373

Time Warner, Inc.
2.405% due 11/13/2009	6,600	6,354

Union Pacific Corp.
5.700% due 08/15/2018	13,800	13,310

United Airlines, Inc.
6.071% due 03/01/2013	1,081	978
8.030% due 01/01/2013 (a)	465	500

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	4,859

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,229
6.875% due 11/21/2036	1,300	1,183

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	6,528

		166,637

UTILITIES 1.9%

AT&T, Inc.
2.959% due 02/05/2010	3,600	3,478
4.950% due 01/15/2013	5,200	5,233
5.500% due 02/01/2018	5,200	5,265
6.300% due 01/15/2038	3,600	3,819

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	16,070

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	7,503
6.000% due 12/01/2012	6,500	6,185

Korea Electric Power Corp.
5.125% due 04/23/2034	90	79

NGPL PipeCo. LLC
6.514% due 12/15/2012	5,800	5,509

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	11,288

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	555

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	1,579

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Verizon Communications, Inc.
4.200% due 04/03/2009	$14,500	$14,399
5.250% due 04/15/2013	1,500	1,507

		82,469

Total Corporate Bonds & Notes (Cost $1,198,730)		1,090,440

CONVERTIBLE BONDS & NOTES 0.3%

National City Corp.
4.000% due 02/01/2011	12,900	11,562

Total Convertible Bonds & Notes (Cost $10,739)		11,562

MUNICIPAL BONDS & NOTES 2.7%

Austin Trust Various States Revenue Bonds, (FSA Insured), Series 2008
7.578% due 10/01/2041	2,550	1,556

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,364

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	14,400	12,265

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2008
3.000% due 09/01/2036	3,150	2,569

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	16,187

Garden State, New Jersey Preservation Trust Revenue Bonds, (FSA Insured), Series 2003
5.500% due 11/01/2014	7,725	8,731

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	699

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,070	774

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2023	11,800	10,840

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	1,410

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2037	10,000	9,184

New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2037	10,000	9,533

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.768% due 06/15/2031	5,130	4,732

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	61

Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2008
2.470% due 07/01/2038	3,000	2,057

San Francisco, California City & County Airports Commission Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2032	4,185	3,509

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Southern California State Metropolitan Water District Revenue Bonds, Series 2007
5.000% due 07/01/2024	$7,100	$7,144

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	323

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
8.738% due 02/15/2031	3,390	3,482

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.735% due 02/01/2027	2,575	2,583
8.822% due 10/01/2031	6,240	6,371

University of Arkansas Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	5,600	5,428

Wisconsin State Public Power, Inc. Revenue Bonds, (FSA Insured), Series 2008
7.000% due 07/01/2037	3,300	2,752

Total Municipal Bonds & Notes (Cost $112,993)		115,554

U.S. GOVERNMENT AGENCIES 101.9%

Fannie Mae
0.531% due 12/25/2036 - 07/25/2037	12,545	11,096
0.821% due 03/25/2044	4,490	4,295
3.678% due 06/01/2043 - 07/01/2044	4,690	4,629
3.878% due 09/01/2040	21	21
4.000% due 10/01/2018	330	339
4.452% due 11/01/2035	239	238
4.454% due 10/01/2032	1,249	1,246
4.500% due 03/01/2023 - 04/01/2035	5,992	6,126
4.665% due 05/25/2035	1,114	1,147
4.722% due 04/01/2035	3,552	3,618
4.726% due 04/01/2035	2,442	2,488
4.801% due 08/01/2035	4,202	4,204
5.000% due 02/25/2017 - 02/01/2039	425,055	434,488
5.000% due 03/01/2036 (e)	43,744	44,730
5.055% due 09/01/2035	1,832	1,860
5.131% due 12/01/2036	1,949	1,949
5.145% due 11/01/2025	1	1
5.155% due 08/01/2035	1,734	1,767
5.281% due 09/01/2039	40	40
5.308% due 09/01/2034	1,896	1,893
5.474% due 01/01/2025	23	23
5.500% due 04/01/2014 - 01/01/2039	582,750	598,137
5.500% due 05/01/2034 - 09/01/2038 (e)	698,434	717,045
5.500% due 08/01/2037 (e)(f)	212,540	218,294
6.000% due 04/01/2016 - 01/01/2039	1,479,425	1,524,413
6.500% due 06/01/2029 - 09/01/2038	35,788	37,219
7.000% due 04/25/2023 - 06/01/2032	2,482	2,656

Federal Housing Administration
7.430% due 01/25/2023	48	49

Freddie Mac
1.345% due 07/15/2019 - 10/15/2020	98,256	95,304
1.425% due 02/15/2019	35,840	34,457
1.495% due 05/15/2036	4,347	4,161
1.645% due 11/15/2030	27	26

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.695% due 09/15/2030	$23	$22
3.679% due 02/25/2045	567	511
4.500% due 04/01/2018 - 10/01/2018	1,833	1,888
5.000% due 04/01/2018 - 11/01/2038	262,651	268,876
5.328% due 07/01/2027	1	1
5.338% due 01/01/2028	1	2
5.376% due 07/01/2030	1	1
5.500% due 10/01/2034 - 01/01/2039	127,359	130,428
5.500% due 02/01/2038 (e)	139,302	142,761
6.000% due 07/01/2016 - 09/01/2038	49,078	50,631
6.500% due 03/01/2013 - 04/01/2038	708	738
7.000% due 06/15/2023	1,447	1,512
7.500% due 07/15/2030 - 03/01/2032	215	228
8.500% due 08/01/2024	12	13

Ginnie Mae
1.008% due 09/20/2030	18	17
1.640% due 02/16/2030	197	194
4.625% due 07/20/2030	9	9
4.750% due 02/20/2032	475	467
5.125% due 10/20/2029 - 11/20/2029	176	173
5.375% due 04/20/2026 - 05/20/2030	82	82
5.500% due 04/15/2033 - 09/15/2033	452	467
6.000% due 10/15/2038 - 01/01/2039	10,985	11,342
6.500% due 03/15/2031 - 04/15/2032	168	177

Small Business Administration
5.130% due 09/01/2023	62	63
6.030% due 02/01/2012	2,730	2,806
6.290% due 01/01/2021	147	153
6.344% due 08/01/2011	214	220
7.449% due 08/01/2010	5	5
7.500% due 04/01/2017	590	624
8.017% due 02/10/2010	48	49

Total U.S. Government Agencies (Cost $4,277,455)		4,372,419

U.S. TREASURY OBLIGATIONS 4.7%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015 (e)	24,734	22,945
1.625% due 01/15/2018	14,064	13,353
1.750% due 01/15/2028 (e)	8,790	8,124
1.875% due 07/15/2015 (e)	53,203	50,273
2.000% due 01/15/2014	12,610	11,952
2.000% due 01/15/2016 (e)	11,243	10,770
2.375% due 04/15/2011	13,644	13,329
2.375% due 01/15/2025 (e)	56,662	55,706
2.625% due 07/15/2017	17,038	17,465

Total U.S. Treasury Obligations (Cost $206,421)		203,917

MORTGAGE-BACKED SECURITIES 6.3%

American Home Mortgage Investment Trust
4.390% due 02/25/2045	2,631	1,327

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	388
4.875% due 06/10/2039	275	272
5.451% due 01/15/2049	11,600	8,651
5.739% due 05/10/2045	6,400	5,247
5.745% due 02/10/2051	3,200	2,316

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Banc of America Funding Corp.
4.155% due 05/25/2035	$4,141	$2,962

Banc of America Mortgage Securities, Inc.
5.136% due 05/25/2033	4,811	3,760
6.500% due 10/25/2031	782	724
6.500% due 09/25/2033	375	361

Bear Stearns Adjustable Rate Mortgage Trust
4.558% due 11/25/2030	5	4
4.661% due 07/25/2034	3,536	2,413
4.750% due 10/25/2035	11,843	11,099
4.786% due 11/25/2034	3,020	2,280
4.955% due 01/25/2035	3,871	2,923
5.037% due 04/25/2033	995	795
5.111% due 11/25/2034	9,096	8,447
5.451% due 01/25/2034	1,885	1,324
5.605% due 02/25/2033	217	175
6.079% due 02/25/2033	127	107

Bear Stearns Alt-A Trust
5.364% due 05/25/2035	5,394	3,655
5.495% due 09/25/2035	3,231	1,508

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	774
5.471% due 01/12/2045	2,800	2,168
5.700% due 06/11/2050	9,400	7,002
5.703% due 06/11/2050	8,600	6,128

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	6,588	4,141
5.761% due 12/26/2046	3,889	2,710

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	62	53

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,516	1,102

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	2,104

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	3,591

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	4,697	1,936
4.673% due 08/25/2034	10	10

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	10,319	6,435
4.789% due 11/25/2034	5,641	3,525
5.250% due 02/20/2036	1,708	936
5.750% due 05/25/2033	222	215

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	900	735

CS First Boston Mortgage Securities Corp.
5.357% due 06/25/2032	22	17

First Nationwide Trust
6.750% due 08/21/2031	15	15

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	4,629	3,723
0.551% due 01/25/2047	5,111	4,703

Greenpoint Mortgage Pass-Through Certificates
5.496% due 10/25/2033	3,517	2,722

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	764
5.444% due 03/10/2039	4,400	3,362

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	7,352	5,425
5.396% due 08/10/2038	905	746
5.799% due 08/10/2045	6,300	4,592

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GSR Mortgage Loan Trust
4.540% due 09/25/2035	$18,086	$13,364
5.244% due 11/25/2035	7,096	5,292

Harborview Mortgage Loan Trust
0.671% due 01/19/2038	5,026	4,505
0.771% due 01/19/2038	11,829	4,728
0.801% due 05/19/2035	1,034	484
5.142% due 07/19/2035	4,834	2,637

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	2,099	1,952

Indymac ARM Trust
4.436% due 01/25/2032	4	3

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	2,720	2,479

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	6,800	5,122
5.420% due 01/15/2049	20,956	14,880
5.819% due 06/15/2049	300	219
5.882% due 02/15/2051	2,300	1,643

JPMorgan Mortgage Trust
5.024% due 02/25/2035	4,940	3,715

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	788	590

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	2,147	2,084

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	12,200	10,269
5.485% due 03/12/2051	5,500	3,804

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	3,003	1,605

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	286	275

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	840	603
2.395% due 10/25/2035	1,507	1,122

Morgan Stanley Capital I
1.255% due 10/15/2020	1,757	1,342
4.050% due 01/13/2041	314	299
5.809% due 12/12/2049	600	451
5.881% due 06/11/2049	3,100	2,306

Prime Mortgage Trust
0.871% due 02/25/2019	151	143
0.871% due 02/25/2034	854	746

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	895	857

Sovereign Commercial Mortgage Securities Trust
5.780% due 07/22/2030	1,200	902

Structured Adjustable Rate Mortgage Loan Trust
5.499% due 07/25/2035	1,374	876

Structured Asset Mortgage Investments, Inc.
0.831% due 07/19/2035	6,344	4,296
0.911% due 09/19/2032	125	89

Structured Asset Securities Corp.
4.687% due 02/25/2032	18	14
5.376% due 07/25/2032	12	7

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	4,121	3,422

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	8,092	5,744
1.285% due 09/15/2021	18,450	14,120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.308% due 11/15/2048	$2,000	$1,505
5.509% due 04/15/2047	3,200	2,313

WaMu Mortgage Pass-Through Certificates
0.761% due 10/25/2045	1,192	654
3.456% due 11/25/2042	649	536
3.656% due 08/25/2042	1,541	1,088

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	6,948	4,563
4.963% due 01/25/2035	7,816	6,074
4.992% due 12/25/2034	5,779	4,474

Total Mortgage-Backed Securities (Cost $352,105)		268,568

ASSET-BACKED SECURITIES 1.6%

ACE Securities Corp.
0.521% due 12/25/2036	1,319	1,206

Amortizing Residential Collateral Trust
0.741% due 06/25/2032	273	188

Argent Securities, Inc.
0.521% due 09/25/2036	381	374

Asset-Backed Funding Certificates
0.531% due 11/25/2036	2,194	2,070
0.531% due 01/25/2037	2,242	1,939

Bear Stearns Asset-Backed Securities Trust
0.551% due 10/25/2036	1,377	1,273
0.561% due 06/25/2047	2,615	2,299

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	2,100	1,956
0.521% due 12/25/2046	506	492
0.521% due 05/25/2047	2,056	1,903

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	2,452	2,131

EMC Mortgage Loan Trust
0.841% due 05/25/2040	521	416

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	4,138	3,748

Fremont Home Loan Trust
0.531% due 01/25/2037	2,719	2,122
0.541% due 02/25/2037	718	699

HFC Home Equity Loan Asset-Backed Certificates
0.798% due 01/20/2034	6,209	4,275

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	1,588	1,411

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	1,467	1,373

JPMorgan Mortgage Acquisition Corp.
0.521% due 08/25/2036	862	802
0.531% due 03/25/2047	5,081	4,001

Lehman XS Trust
0.541% due 05/25/2046	462	446

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034	156	53

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	2,213	2,068

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	1,794	1,691

Morgan Stanley ABS Capital I
0.511% due 10/25/2036	1,127	1,058
0.521% due 10/25/2036	768	728

Nelnet Student Loan Trust
1.585% due 12/22/2016	7,269	6,891

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Park Place Securities, Inc.
0.783% due 10/25/2034		$2,831	$2,034

Residential Asset Securities Corp.
0.541% due 11/25/2036		1,704	1,634

Saxon Asset Securities Trust
0.531% due 10/25/2046		823	790

SBI HELOC Trust
0.641% due 08/25/2036		1,905	1,766

Securitized Asset-Backed Receivables LLC Trust
0.601% due 05/25/2037		5,673	3,805

SLM Student Loan Trust
3.535% due 10/25/2016		4,819	4,705

Soundview Home Equity Loan Trust
0.571% due 10/25/2036		921	906

Structured Asset Securities Corp.
0.521% due 10/25/2036		3,061	2,831
0.761% due 01/25/2033		73	55

Wells Fargo Home Equity Trust
0.521% due 01/25/2037		925	891

Total Asset-Backed Securities (Cost $77,222)			67,030

SOVEREIGN ISSUES 0.8%

China Development Bank Corp.
5.000% due 10/15/2015		900	903

Export-Import Bank of Korea
2.292% due 06/01/2009		8,500	8,478
4.125% due 02/10/2009		140	140

Korea Development Bank
4.348% due 04/03/2010		25,000	24,146

South Africa Government International Bond
5.875% due 05/30/2022		500	414

Total Sovereign Issues (Cost $35,033)			34,081

FOREIGN CURRENCY-DENOMINATED ISSUES 0.7%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	4,400	1,708

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	809

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	18,954

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)		950	119
5.316% due 04/05/2011 (a)		10	1

SLM Corp.
4.495% due 11/15/2011		1,000	993

Wachovia Corp.
4.493% due 02/13/2014		5,200	5,930
4.894% due 08/01/2011		400	503

Total Foreign Currency-Denominated Issues (Cost $42,826)			29,017

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	SHARES	VALUE (000S)
PREFERRED STOCKS 0.3%

DG Funding Trust
3.229% due 08/01/2011	1,239	$12,460

Total Preferred Stocks (Cost $13,056)		12,460

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.4%

CERTIFICATES OF DEPOSIT 0.3%

Nordea Bank Finland PLC
1.855% due 04/09/2009	$14,300	14,299

COMMERCIAL PAPER 2.8%

Bank of America Corp.
3.170% due 02/12/2009	44,300	44,140

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	24,400	24,356

Merrill Lynch & Co., Inc.
3.690% due 01/05/2009	13,570	13,566

Morgan Stanley
3.800% due 01/22/2009	36,000	35,924

		117,986

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.4%

Credit Suisse Securities (USA) LLC
0.150% due 01/05/2009	$40,000	$40,000
(Dated 12/31/2008. Collateralized by Fannie Mae 5.500% due 06/01/2038 valued at $40,613. Repurchase proceeds are $40,000.)

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	21,100	21,100
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% - 4.000% due 10/31/2010 - 02/15/2015 valued at $21,248. Repurchase proceeds are $21,100.)

		61,100

U.S. CASH MANAGEMENT BILLS 0.1%
0.362% due 04/29/2009 - 05/15/2009 (b)(d)	3,060	3,043

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 3.8%
0.233% due 01/02/2009 - 06/11/2009 (b)(d)	$162,410	$162,016

Total Short-Term Instruments (Cost $358,828)		358,444

PURCHASED OPTIONS (h) 1.0%
(Cost $13,405)		45,157

Total Investments 154.5% (Cost $6,727,350)		$6,627,645

Written Options (i) (1.1%) (Premiums $12,824)		(46,553)

Other Assets and Liabilities (Net) (53.4%)		(2,292,118)

Net Assets 100.0%		$4,288,974

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $123,485 and cash of $1,250 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $370,401 at a weighted average interest rate of 2.938%. On December 31, 2008, securities valued at $1,233,764 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $3,046 and cash of $23,846 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2009	141	$1,587
90-Day Euribor March Futures	Long	03/2009	237	2,502
90-Day Eurodollar December Futures	Long	12/2009	1,404	6,913
90-Day Eurodollar June Futures	Long	06/2009	3,213	16,741
90-Day Eurodollar June Futures	Long	06/2010	46	255
90-Day Eurodollar March Futures	Long	03/2009	5,747	36,716
90-Day Eurodollar March Futures	Long	03/2010	1,028	5,504
90-Day Eurodollar September Futures	Long	09/2009	1,807	8,903
90-Day Eurodollar September Futures	Long	09/2010	46	263
U.S. Treasury 2-Year Note March Futures	Long	03/2009	625	893
U.S. Treasury 5-Year Note March Futures	Long	03/2009	1,159	78
U.S. Treasury 10-Year Note March Futures	Long	03/2009	538	(1,288)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	66	355
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	787	6,847
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1,292	11,220

				$97,489

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Total Return Portfolio  (Cont.)

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection(1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.670%	03/20/2013	5.255%	$ 2,100	$(266)	$0	$(266)
American International Group, Inc.	DUB	5.000%	12/20/2013	5.250%	9,700	(82)	(873)	791
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	3.300%	3,900	(347)	0	(347)
Brazil Government International Bond	CSFB	3.350%	12/20/2009	2.340%	2,000	23	0	23
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	10.510%	2,500	(444)	0	(444)
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	10.510%	500	(65)	0	(65)
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	10.510%	500	(93)	0	(93)
Ford Motor Credit Co. LLC	JPM	3.900%	09/20/2012	10.510%	2,500	(462)	0	(462)
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	10.510%	500	(66)	0	(66)
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	10.510%	1,500	(203)	0	(203)
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	4.495%	2,900	(150)	0	(150)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	4.476%	3,400	(189)	0	(189)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	4.461%	600	(39)	0	(39)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	4.554%	9,600	(309)	0	(309)
General Electric Capital Corp.	BNP	0.940%	12/20/2010	4.461%	2,200	(141)	0	(141)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	4,800	(38)	0	(38)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	4.523%	400	(16)	0	(16)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	4.523%	200	(8)	0	(8)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	4.461%	800	(49)	0	(49)
General Electric Capital Corp.	CITI	3.850%	03/20/2014	3.596%	5,000	62	0	62
General Electric Capital Corp.	DUB	1.100%	03/20/2009	4.538%	900	(6)	0	(6)
General Electric Capital Corp.	DUB	1.070%	09/20/2010	4.476%	3,500	(191)	0	(191)
General Electric Capital Corp.	DUB	0.950%	12/20/2010	4.461%	1,000	(64)	0	(64)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	4.310%	1,600	(102)	0	(102)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	3.708%	11,100	491	0	491
General Electric Capital Corp.	GSC	0.830%	12/20/2009	4.554%	1,000	(35)	0	(35)
General Electric Capital Corp.	GSC	0.900%	12/20/2010	4.461%	700	(45)	0	(45)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	4,000	(7)	0	(7)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	4.551%	1,300	(31)	0	(31)
General Motors Corp.	BNP	4.800%	12/20/2012	81.101%	300	(232)	0	(232)
General Motors Corp.	BOA	4.500%	12/20/2012	81.101%	1,300	(1,008)	0	(1,008)
General Motors Corp.	BOA	8.900%	03/20/2013	79.336%	5,000	(3,657)	0	(3,657)
General Motors Corp.	DUB	4.600%	12/20/2012	81.101%	800	(619)	0	(619)
General Motors Corp.	GSC	9.100%	03/20/2013	79.336%	6,100	(4,448)	0	(4,448)
General Motors Corp.	JPM	4.550%	12/20/2012	81.101%	200	(155)	0	(155)
General Motors Corp.	JPM	8.900%	03/20/2013	79.336%	1,600	(1,170)	0	(1,170)
General Motors Corp.	MSC	4.630%	12/20/2012	81.101%	300	(232)	0	(232)
GMAC LLC	BCLY	3.650%	09/20/2012	8.183%	2,500	(339)	0	(339)
GMAC LLC	CITI	3.720%	09/20/2012	8.183%	2,500	(334)	0	(334)
GMAC LLC	DUB	3.200%	09/20/2012	8.183%	2,000	(299)	0	(299)
GMAC LLC	JPM	3.250%	09/20/2012	8.183%	2,500	(370)	0	(370)
GMAC LLC	JPM	3.670%	09/20/2012	8.183%	2,500	(337)	0	(337)
GMAC LLC	JPM	3.750%	09/20/2012	8.183%	1,000	(133)	0	(133)
GMAC LLC	JPM	4.850%	09/20/2012	8.183%	3,200	(317)	0	(317)
GMAC LLC	MLP	1.850%	09/20/2009	9.739%	5,400	(294)	0	(294)
JSC Gazprom	JPM	0.970%	10/20/2012	10.072%	700	(180)	0	(180)
JSC Gazprom	JPM	1.020%	10/20/2012	10.072%	700	(179)	0	(179)
JSC Gazprom	JPM	2.170%	02/20/2013	9.874%	2,000	(452)	0	(452)
JSC Gazprom	MSC	2.180%	02/20/2013	9.874%	700	(158)	0	(158)
Mexico Government International Bond	JPM	0.920%	03/20/2016	3.059%	1,200	(150)	0	(150)
Panama Government International Bond	CSFB	1.200%	02/20/2017	3.244%	400	(51)	0	(51)
Panama Government International Bond	JPM	0.730%	01/20/2012	2.810%	1,000	(56)	0	(56)
Panama Government International Bond	JPM	1.250%	01/20/2017	3.242%	1,200	(146)	0	(146)
SLM Corp.	BCLY	5.000%	12/20/2013	8.265%	2,000	(217)	(270)	53
SLM Corp.	BOA	4.550%	03/20/2009	11.543%	5,400	(73)	0	(73)
SLM Corp.	CITI	5.000%	12/20/2013	8.265%	11,300	(1,223)	(1,610)	387
SLM Corp.	JPM	5.100%	03/20/2009	11.543%	7,100	(86)	0	(86)
SLM Corp.	MSC	5.000%	06/20/2009	11.541%	1,200	(34)	0	(34)
Ukraine Government International Bond	HSBC	0.700%	04/20/2009	36.442%	1,600	(160)	0	(160)
Ukraine Government International Bond	HSBC	0.520%	05/20/2009	36.441%	4,000	(508)	0	(508)
Wachovia Corp.	DUB	1.520%	03/20/2013	1.233%	2,700	32	0	32

						$(20,457)	$(2,753)	$(17,704)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-10 Index	DUB	(5.000%	)	06/20/2013	$600	$94	$43	$51
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	3,318	169	305	(136)

						$263	$348	$(85)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	1.846%	06/20/2012	$1,000	$(179)	$0	$(179)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	1,100	(187)	0	(187)
CDX.HY-8 Index 25-35%	CITI	2.179%	06/20/2012	700	(118)	0	(118)
CDX.HY-8 Index 25-35%	MLP	1.833%	06/20/2012	2,700	(486)	0	(486)
CDX.HY-8 Index 25-35%	MLP	2.070%	06/20/2012	1,400	(242)	0	(242)
CDX.HY-8 Index 25-35%	MLP	2.127%	06/20/2012	500	(85)	0	(85)
CDX.HY-8 Index 25-35%	MSC	2.080%	06/20/2012	1,000	(172)	0	(172)
CDX.HY-8 Index 25-35%	MSC	2.140%	06/20/2012	1,900	(324)	0	(324)
CDX.HY-8 Index 25-35%	MSC	2.170%	06/20/2012	700	(119)	0	(119)
CDX.HY-8 Index 35-100%	CITI	0.355%	06/20/2012	14,419	(1,008)	0	(1,008)
CDX.HY-8 Index 35-100%	CITI	0.360%	06/20/2012	4,905	(342)	0	(342)
CDX.HY-8 Index 35-100%	CITI	0.401%	06/20/2012	3,727	(255)	0	(255)
CDX.HY-11 Index	MSC	5.000%	12/20/2013	400	(80)	(98)	18
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012	20,100	(29)	0	(29)
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012	4,600	6	0	6
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	9,100	(68)	0	(68)
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	35,878	248	0	248
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	23,529	116	0	116
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,847	5	0	5
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	4,084	12	0	12
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	4,570	(7)	0	(7)
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	5,736	(25)	0	(25)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	6,500	(127)	(151)	24
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	400	(119)	(64)	(55)

					$(3,585)	$(313)	$(3,272)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	10,200	$464	$(6)	$470
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	68	0	68
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,900	101	0	101
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		8,400	251	3	248
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		1,800	44	0	44
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		1,500	35	0	35
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		2,400	72	0	72
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		1,200	31	0	31
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		700	19	0	19
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	16,700	(114)	0	(114)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Total Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP	BRL	11,000	$(68)	$0	$(68)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		4,300	(25)	0	(25)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		9,800	28	(17)	45
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		9,800	29	(14)	43
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		14,200	91	15	76
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		5,900	48	5	43
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		23,400	(480)	(422)	(58)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	(64)	0	(64)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	63	(160)	223
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	59	(12)	71
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	24	8	16
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	83	17	66
Receive	30-Day USD-CMM Rate	5.000%	02/20/2009	MLP		$10,900	(1,194)	745	(1,939)
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		13,100	(2,208)	59	(2,267)
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS	AUD	7,600	228	(21)	249
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS		123,400	3,194	443	2,751
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$47,200	1,224	(127)	1,351
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		64,200	1,665	(151)	1,816
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	BCLY		10,500	238	12	226
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS		544,200	17,530	0	17,530
Pay	3-Month USD-LIBOR	4.000%	12/17/2010	BOA		29,800	1,459	582	877
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		9,700	437	354	83
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		17,700	797	670	127
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		32,200	1,450	1,015	435
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP		44,900	2,022	1,475	547
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		30,200	1,360	691	669
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		2,700	(263)	(217)	(46)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		700	(152)	(33)	(119)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		2,900	(345)	(239)	(106)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA		24,400	(2,903)	(2,110)	(793)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		24,700	(2,939)	(2,208)	(731)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		2,100	(250)	(182)	(68)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		1,900	(266)	(231)	(35)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		25,200	(8,532)	259	(8,791)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		4,600	(1,557)	(46)	(1,511)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	RBS		6,800	(2,302)	48	(2,350)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		3,200	(72)	(273)	201
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		3,100	(70)	(145)	75
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		39,100	(17,787)	564	(18,351)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		8,400	(3,821)	138	(3,959)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		12,900	(5,868)	(331)	(5,537)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		37,900	(17,241)	(2,894)	(14,347)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		40,000	(18,197)	(3,347)	(14,850)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	48,500	2,544	205	2,339
Pay	6-Month AUD Bank Bill	7.000%	03/20/2013	DUB		7,000	492	50	442
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	8,800	704	(133)	837
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	BCLY	GBP	13,600	(15)	103	(118)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS		12,700	(14)	102	(116)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY		14,400	174	(423)	597
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		2,800	34	(66)	100
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	GSC		28,500	344	(651)	995
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	GSC		74,700	1,518	(264)	1,782
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	RBS		21,200	431	(61)	492
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC		6,300	310	(66)	376
Pay	6-Month GBP-LIBOR	5.100%	09/15/2013	HSBC		2,600	303	(6)	309
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC		1,600	171	14	157
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC		9,600	1,028	97	931
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		3,600	446	2	444
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		2,600	365	(1)	366
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		6,000	843	(5)	848
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		2,900	(271)	13	(284)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	MLP		2,200	(205)	5	(210)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	BCLY		3,200	(519)	375	(894)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	HSBC		5,500	(892)	831	(1,723)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	RBS		10,000	(1,622)	1,409	(3,031)
Receive	6-Month GBP-LIBOR	5.500%	12/15/2036	GSC		5,000	(2,733)	(687)	(2,046)
Receive	6-Month GBP-LIBOR	5.500%	12/15/2036	RBS		1,400	(765)	(180)	(585)
Receive	6-Month GBP-LIBOR	5.000%	12/19/2037	GSC		800	(346)	36	(382)
Pay	USSP Semi 2-Year Index	0.710%	02/05/2009	BNP		$15,800	34	7	27
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	BNP		31,600	315	7	308

							$(50,930)	$(5,370)	$(45,560)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$256,100	$2,749	$10,007
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	125,100	1,338	4,170
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	86,100	917	2,870
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	33,500	375	1,117
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	207,000	1,956	6,900
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	112,200	1,212	3,613
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	50,600	486	1,868
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	289,400	3,085	9,646
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	121,700	1,287	4,966

							$13,405	$45,157

(i)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$118.000	02/20/2009	547	$322	$480
Put - CBOT U.S. Treasury 10-Year Note March Futures	124.000	02/20/2009	228	278	360
Put - CME 90-Day Eurodollar March Futures	98.000	03/16/2009	304	84	18
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	206	91	19
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	522	78	78

				$853	$955

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.300%	02/02/2009	$2,300	$58	$231
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	17,500	562	2,511
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	32,000	248	345
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	29,200	733	2,526
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	19,300	631	2,381
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	18,000	123	194
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	28,700	950	3,541
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	7,000	66	77
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	11,200	370	1,382
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	69,000	2,156	8,514
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	37,400	1,128	4,521
Put - OTC 9-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	02/23/2009	4,000	13	14
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	11,000	78	120
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009	22,000	486	1,972
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	96,400	3,126	11,894
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	40,600	1,243	5,375

							$11,971	$45,598

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	1,861	$889,600	$10,977
Sales	12,363	714,200	29,515
Closing Buys	(3,352)	(1,158,200)	(18,845)
Expirations	(6,658)	0	(6,935)
Exercised	(2,407)	0	(1,888)

Balance at 12/31/2008	1,807	$445,600	$12,824

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Total Return Portfolio (Cont.)

(j) Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	1,492	04/2009	$0	$(9)	$(9)
Sell		BCLY	1,492	04/2009	0	(2)	(2)
Buy		HSBC	1,497	04/2009	0	(9)	(9)
Sell		HSBC	1,497	04/2009	0	(1)	(1)
Sell	AUD	CITI	7,076	01/2009	0	(341)	(341)
Sell		RBS	528	01/2009	0	(32)	(32)
Sell	BRL	BCLY	14,895	02/2009	2	(206)	(204)
Sell		CITI	1,966	02/2009	2	0	2
Sell		HSBC	7,752	02/2009	0	(142)	(142)
Sell		JPM	12,834	02/2009	0	(131)	(131)
Buy		UBS	51,014	02/2009	0	(287)	(287)
Sell		UBS	16,417	02/2009	2	(38)	(36)
Buy	CLP	HSBC	709,183	05/2009	4	0	4
Sell		HSBC	709,183	05/2009	13	0	13
Buy	CNY	BCLY	34,581	07/2009	0	(367)	(367)
Sell		BCLY	19,373	07/2009	0	(82)	(82)
Sell		CITI	19,286	07/2009	0	(56)	(56)
Buy		DUB	117,460	07/2009	0	(1,239)	(1,239)
Sell		DUB	49,010	07/2009	0	(94)	(94)
Buy		HSBC	37,534	07/2009	0	(354)	(354)
Sell		HSBC	7,744	07/2009	0	(31)	(31)
Buy		JPM	36,762	07/2009	0	(410)	(410)
Sell		JPM	19,296	07/2009	0	(83)	(83)
Buy		BCLY	11,649	09/2009	0	(9)	(9)
Buy		CITI	7,496	09/2009	0	(2)	(2)
Buy		DUB	33,884	09/2009	0	(17)	(17)
Buy		HSBC	15,116	09/2009	3	(9)	(6)
Buy		JPM	6,144	09/2009	0	(7)	(7)
Buy	EUR	BCLY	3,613	01/2009	230	0	230
Sell		BCLY	200	01/2009	0	(27)	(27)
Buy		BNP	1,406	01/2009	0	(62)	(62)
Buy		CSFB	967	01/2009	16	(27)	(11)
Buy		DUB	1,991	01/2009	95	(21)	74
Buy		HSBC	1,967	01/2009	79	(38)	41
Buy		MSC	1,465	01/2009	94	0	94
Sell		RBS	31,339	01/2009	0	(3,965)	(3,965)
Sell	GBP	BCLY	9,481	01/2009	415	0	415
Sell		CITI	14,740	01/2009	662	0	662
Buy		HSBC	7,000	01/2009	0	(414)	(414)
Buy		RBS	3,306	01/2009	0	(196)	(196)
Sell		UBS	13,070	01/2009	594	0	594
Buy	IDR	BCLY	7,534,200	03/2009	0	(62)	(62)
Buy		CITI	8,042,800	03/2009	0	(63)	(63)
Buy		DUB	2,867,200	03/2009	0	(26)	(26)
Buy		HSBC	5,044,500	03/2009	0	(3)	(3)
Sell		HSBC	25,430,900	03/2009	0	(153)	(153)
Buy		RBS	1,942,200	03/2009	0	(8)	(8)
Buy	INR	BCLY	162,193	04/2009	53	0	53
Sell		BCLY	116,603	04/2009	0	(162)	(162)
Buy		BOA	108,247	04/2009	74	0	74
Buy		CITI	91,000	04/2009	33	0	33
Buy		DUB	91,728	04/2009	48	0	48
Sell		DUB	100,872	04/2009	0	(129)	(129)
Buy		HSBC	136,045	04/2009	51	0	51
Sell		JPM	371,738	04/2009	0	(478)	(478)
Buy	JPY	BCLY	94,505	01/2009	51	0	51
Buy		BNP	75,926	01/2009	51	0	51
Buy		CITI	91,720	01/2009	47	0	47
Buy		UBS	185,599	01/2009	100	0	100
Buy	KWD	HSBC	226	04/2009	0	(62)	(62)
Sell		HSBC	226	04/2009	0	(6)	(6)
Buy	MYR	BCLY	4,899	02/2009	29	0	29
Sell		BCLY	11,446	02/2009	0	(124)	(124)
Sell		CITI	8,009	02/2009	0	(103)	(103)
Buy		DUB	5,950	02/2009	12	0	12
Sell		DUB	6,685	02/2009	0	(94)	(94)
Sell		HSBC	3,469	02/2009	0	(52)	(52)
Buy		JPM	26,033	02/2009	62	(449)	(387)
Sell		JPM	7,272	02/2009	0	(86)	(86)
Buy		BCLY	2,624	04/2009	7	0	7

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MYR	BCLY	4,384	04/2009	$0	$(67)	$(67)
Buy		BOA	2,207	04/2009	7	0	7
Buy		CITI	4,465	04/2009	18	0	18
Sell		CITI	2,145	04/2009	0	(34)	(34)
Buy		HSBC	5,134	04/2009	41	0	41
Sell		JPM	7,900	04/2009	0	(130)	(130)
Buy	PHP	BCLY	42,000	02/2009	0	(56)	(56)
Sell		CITI	419,768	02/2009	0	(603)	(603)
Buy		DUB	168,050	02/2009	29	(33)	(4)
Buy		HSBC	50,510	02/2009	0	(70)	(70)
Buy		JPM	71,108	02/2009	0	(77)	(77)
Buy		MLP	16,000	02/2009	0	(26)	(26)
Buy		MSC	56,500	02/2009	0	(80)	(80)
Buy		RBS	15,600	02/2009	0	(25)	(25)
Buy		BCLY	6,587	05/2009	3	0	3
Buy		CITI	162,473	05/2009	25	(3)	22
Sell		DUB	218,044	05/2009	0	(385)	(385)
Buy		JPM	48,985	05/2009	10	0	10
Buy		LEH	10,700	12/2010	0	(14)	(14)
Sell		LEH	10,700	12/2010	0	(4)	(4)
Buy	RUB	JPM	188,154	05/2009	0	(2,336)	(2,336)
Sell		UBS	188,154	05/2009	2,274	0	2,274
Buy	SAR	HSBC	1,532	04/2009	0	(6)	(6)
Sell		HSBC	1,532	04/2009	0	(2)	(2)
Buy		JPM	1,529	04/2009	0	(6)	(6)
Sell		JPM	1,529	04/2009	0	(2)	(2)
Sell	SGD	BCLY	3,709	01/2009	0	(58)	(58)
Buy		DUB	5,762	01/2009	78	0	78
Sell		HSBC	2,052	01/2009	0	(84)	(84)
Sell		BCLY	7,212	04/2009	0	(231)	(231)
Buy		CITI	10,583	04/2009	84	0	84
Sell		CITI	4,861	04/2009	0	(165)	(165)
Buy		DUB	7,148	04/2009	104	0	104
Buy		HSBC	3,496	04/2009	33	0	33
Sell		HSBC	11,265	04/2009	0	(391)	(391)
Sell		JPM	4,835	04/2009	0	(164)	(164)
Buy		RBS	3,973	04/2009	50	0	50
Buy		UBS	2,973	04/2009	51	0	51
Buy		HSBC	3,558	07/2009	5	0	5
Sell		HSBC	3,558	07/2009	0	(127)	(127)

					$5,641	$(15,947)	$(10,306)

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$6,604,865	$22,780	$6,627,645
Other Financial Instruments ++	97,489	(124,901)	1,421	(25,991)

Total	$97,489	$6,479,964	$24,201	$6,601,654

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$12,912	$13,960	$16	$1	$294	$(4,403)	$22,780
Other Financial Instruments ++	(403)	0	0	0	1,802	22	1,421

Total	$12,509	$13,960	$16	$1	$2,096	$(4,381)	$24,201

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	19

Notes to Financial Statements

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

20	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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December 31, 2008

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the

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Notes to Financial Statements (Cont.)

exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

24	PIMCO Variable Insurance Trust

December 31, 2008

“IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$22,945	$0

26	PIMCO Variable Insurance Trust

December 31, 2008

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$20,028,181	$18,398,291	$837,933	$642,173

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7,090	$74,836	6,918	$69,824
Administrative Class	128,060	1,343,001	122,163	1,239,373
Advisor Class	6,006	62,477	1,695	17,136
Issued as reinvestment of distributions
Institutional Class	1,231	12,803	884	8,995
Administrative Class	22,615	234,388	14,528	147,809
Advisor Class	359	3,708	124	1,260
Cost of shares redeemed
Institutional Class	(12,881)	(134,610)	(3,734)	(37,799)
Administrative Class	(128,367)	(1,335,400)	(73,445)	(742,819)
Advisor Class	(2,226)	(23,085)	(563)	(5,724)
Net increase resulting from Portfolio share transactions	21,887	$238,118	68,570	$698,055

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	6	69
Advisor Class	5	91

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$108,863	$93,269	$(183,889)	$(660)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$6,728,429	$159,464	$(260,248)	$(100,784)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$247,564	$34,181	$0
12/31/2007	177,855	0	0

(4)	Includes short-term capital gains, if any, distributed.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Total Return Portfolio	0.42%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.27%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

36	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2008

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

Page

Chairman’s Letter	1
Important Information About the Portfolio	2
Portfolio Summary	4
Financial Highlights	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Schedule of Investments	9
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Glossary	30
Federal Income Tax Information	31
Privacy Policy	32
Management of the Trust	33
Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We have witnessed unprecedented and negative changes in the global financial markets through a series of truly breathtaking events over the past year. As we continue to navigate through this period of extreme volatility in credit markets, we will fully inform you on our updated views and strategies regarding market and policy changes.

Through PIMCO’s disciplined secular and cyclical analysis, we have a keen understanding of the dynamics and implications of the global deleveraging process taking place. PIMCO’s multi-discipline investment process, which focuses on cyclical and secular risks and opportunities across broad numbers of markets, is at the core of our ability to provide global investment solutions and effective risk management, particularly in times of economic and market stress. We will look back at this market period as one of truly fundamental economic change, in particular, the deleveraging of global financial markets. We also expect to see significant changes in oversight structures as a result of this market serial instability.

Our highest priority is to best protect and preserve our clients’ assets during these challenging times. At the end of the twelve-month reporting period ended December 31, 2008, net assets for the PIMCO Variable Insurance Trust stood at more than $9.98 billion.

Highlights of the financial markets during the twelve-month reporting period include:

■

Interest rates declined worldwide as the ongoing credit crisis and a deepening global recession forced Central Banks to aggressively reduce interest rates while also adding substantial liquidity to money markets. The Federal Reserve established a target range for the Federal Funds Rate of 0.00% to 0.25%; the European Central Bank reduced its overnight rate to 2.50%, with a further reduction to 2.00% on January 15, 2009; the Bank of England reduced its key-lending rate to 2.00%, with further reductions to 1.00% outside of the reporting period; and the Bank of Japan reduced its lending rate to 0.10%.

■

Government bonds of developed economies generally posted positive returns for the reporting period amid heightened risk aversion. Nominal U.S. Treasuries outperformed other fixed income sectors as investors sought refuge from financial market turmoil. U.S. Treasury Inflation-Protected Securities (“TIPS”) lagged nominal U.S. Treasuries amid worries of much lower inflation during the latter part of the reporting period. The benchmark ten-year U.S. Treasury yielded 2.21% at the end of the period, or 1.81% lower than at the beginning of 2008. The Barclays Capital U.S. Aggregate Index, which includes U.S. Treasury, investment-grade corporate and mortgage-backed securities, returned 5.24%. U.S. TIPS, as represented by the Barclays Capital U.S. TIPS Index, declined 2.35% for the period.

■

Commodities index returns were sharply negative over the reporting period as the demand outlook for most commodities was significantly reduced due to the weakening global economy. Energy prices peaked in July and fell hard subsequently amid downward revisions to expected demand. Industrial metals were also significantly impacted by reduced demand, particularly from China where import demand slowed. The precious metals sector declined less than other sectors due to emerging demand from investors seeking a safe haven investment in the volatile landscape. Overall, the Dow Jones-AIG Commodity Index Total Return declined 35.65% over the period.

■

Mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries during the reporting period. Selling pressures among balance sheet-constrained market participants overwhelmed government efforts to support the mortgage market, driving underperformance during the reporting period. Non-agency mortgages and other asset-backed bonds particularly underperformed in the second half of November as the refocusing of the Troubled Asset Relief Program away from direct investment in mortgages withdrew an important source of support against the supply overhang in the mortgage market. Later in December, mortgages recouped some of the ground lost in November amid continued indications of government policy support designed to reduce mortgage rates.

■

Emerging markets (“EM”) bonds posted negative returns for the period due to heightened global risk aversion and a search for safe havens. Currencies of many major EM countries declined versus the U.S. dollar, causing local currency-denominated EM bonds to fare poorly along with their U.S. dollar-denominated counterparts.

■	Equity markets worldwide substantially trended lower over the period. U.S. equities, as measured by the S&P 500 Index, declined 37.00% over the period.

On the following pages, please find specific details as to the Portfolio’s total return investment performance and a discussion of those factors that affected performance. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs in this demanding investment environment.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

February 6, 2009

Annual Report	December 31, 2008	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and supervisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2008	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2008

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Government Agencies	66.0%
Corporate Bonds & Notes	16.5%
Short-Term Instruments	5.4%
Mortgage-Backed Securities	4.0%
U.S. Treasury Obligations	3.1%
Other	5.0%
‡	% of Total Investments as of 12/31/08

Average Annual Total Return for the period ended December 31, 2008
	1 Year	Portfolio Inception (02/28/06)
PIMCO Total Return Portfolio Advisor Class	4.69%	5.76%
Barclays Capital U.S. Aggregate Index±	5.24%	5.70%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.93% for Advisor Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,025.10	$1,020.51
Expenses Paid During Periodà	$4.68	$4.67

à Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Duration positioning detracted from relative performance as the ten-year U.S. Treasury yield fell during the period.

»	A curve-steepening bias benefited performance as the U.S. yield curve (indicated by two- and 30-year rates) steepened.

»	An overweight to mortgage-backed securities detracted from relative returns as this sector trailed like-duration U.S. Treasuries.

»

A focus on high-grade financials was a significant detractor from relative performance as bank failures, consolidation, and solvency concerns permeated the market; however, an underweight to the sector mitigated this negative impact as the sector underperformed like-duration U.S. Treasuries.

»	Exposure to non-U.S. developed bonds, specifically short maturities in the U.K., added to returns as the yield curve steepened in this country.

»	An allocation to emerging markets bonds detracted from relative returns as the sector underperformed like-duration U.S. Treasuries as spreads widened.

»

An emphasis on shorting the British pound sterling benefited performance as it depreciated relative to the U.S. dollar. This was partially offset by exposure to a variety of other currencies that depreciated against the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected per Share Data for the Year or Period Ended:	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.49	$10.12	$10.24
Net investment income (a)	0.45	0.48	0.38
Net realized/unrealized gain (loss) on investments	0.03	0.37	(0.08)
Total income from investment operations	0.48	0.85	0.30
Dividends from net investment income	(0.46)	(0.48)	(0.37)
Distributions from net realized capital gains	(0.20)	0.00	(0.05)
Total distributions	(0.66)	(0.48)	(0.42)
Net asset value end of year or period	$10.31	$10.49	$10.12
Total return	4.69%	8.63%	3.09%
Net assets end of year or period (000s)	$74,821	$32,679	$18,811
Ratio of expenses to average net assets	0.97%	0.93%	0.77%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	4.27%	4.69%	4.49%*
Portfolio turnover rate	355%	298%	303%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2008	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2008

Assets:
Investments, at value	$6,566,545
Repurchase agreements, at value	61,100
Cash	5,705
Deposits with counterparty	25,096
Foreign currency, at value	9,526
Receivable for investments sold	435,094
Receivable for Portfolio shares sold	5,448
Interest and dividends receivable	33,777
Variation margin receivable	149
Swap premiums paid	11,658
Unrealized appreciation on foreign currency contracts	5,641
Unrealized appreciation on swap agreements	42,277
7,202,016

Liabilities:
Payable for reverse repurchase agreements	$1,164,088
Payable for investments purchased	1,412,488
Payable for investments purchased on a delayed-delivery basis	38,087
Payable for Portfolio shares redeemed	75,954
Written options outstanding	46,553
Dividends payable	1,843
Accrued investment advisory fee	945
Accrued administrative fee	945
Accrued distribution fee	29
Accrued servicing fee	474
Variation margin payable	2,494
Swap premiums received	19,746
Unrealized depreciation on foreign currency contracts	15,947
Unrealized depreciation on swap agreements	108,898
Other liabilities	24,551
2,913,042

Net Assets	$4,288,974

Net Assets Consist of:
Paid in capital	$4,271,391
Undistributed net investment income	45,370
Accumulated undistributed net realized gain	84,983
Net unrealized (depreciation)	(112,770)
$4,288,974

Net Assets:
Institutional Class	$156,745
Administrative Class	4,057,408
Advisor Class	74,821

Shares Issued and Outstanding:
Institutional Class	15,198
Administrative Class	393,396
Advisor Class	7,254

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.31
Administrative Class	10.31
Advisor Class	10.31

Cost of Investments Owned	$6,666,250
Cost of Repurchase Agreements Owned	$61,100
Cost of Foreign Currency Held	$9,536
Premiums Received on Written Options	$12,824

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008

Investment Income:
Interest	$231,354
Dividends	704
Miscellaneous income	50
Total Income	232,108

Expenses:
Investment advisory fees	11,031
Administrative fees	11,031
Servicing fees – Administrative Class	6,222
Distribution and/or servicing fees – Advisor Class	131
Trustees’ fees	48
Interest expense	10,257
Miscellaneous expense	1
Total Expenses	38,721

Net Investment Income	193,387

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	78,895
Net realized gain on futures contracts, written options and swaps	107,633
Net realized gain on foreign currency transactions	39,869
Net change in unrealized (depreciation) on investments	(134,360)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(57,204)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(29,325)
Net Gain	5,508

Net Increase in Net Assets Resulting from Operations	$198,895

See Accompanying Notes	Annual Report	December 31, 2008	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in Thousands)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase in Net Assets from:

Operations:
Net investment income	$193,387	$176,624
Net realized gain	226,397	8,199
Net change in unrealized appreciation (depreciation)	(220,889)	136,427
Net increase resulting from operations	198,895	321,250

Distributions to Shareholders:
From net investment income
Institutional Class	(9,778)	(8,995)
Administrative Class	(185,493)	(167,600)
Advisor Class	(2,294)	(1,260)
From net realized capital gains
Institutional Class	(3,026)	0
Administrative Class	(79,740)	0
Advisor Class	(1,414)	0

Total Distributions	(281,745)	(177,855)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	74,836	69,824
Administrative Class	1,343,001	1,239,373
Advisor Class	62,477	17,136
Issued as reinvestment of distributions
Institutional Class	12,803	8,995
Administrative Class	234,388	147,809
Advisor Class	3,708	1,260
Cost of shares redeemed
Institutional Class	(134,610)	(37,799)
Administrative Class	(1,335,400)	(742,819)
Advisor Class	(23,085)	(5,724)
Net increase resulting from Portfolio share transactions	238,118	698,055

Total Increase in Net Assets	155,268	841,450

Net Assets:
Beginning of year	4,133,706	3,292,256
End of year*	$4,288,974	$4,133,706

*Including undistributed net investment income of:	$45,370	$10,939

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

CSC Holdings, Inc.
2.945% due 03/30/2013	$2,910	$2,497
4.569% due 03/30/2013	8	6

Daimler Finance North America LLC
6.000% due 08/03/2012	17,775	9,344

Fresenius Medical Care Capital Trust
2.841% due 03/22/2013	92	80
2.842% due 03/22/2013	1,074	935
2.952% due 03/22/2013	231	200
5.137% due 03/22/2013	8	7
6.125% due 03/22/2013	46	40

HCA, Inc.
5.262% due 11/18/2012	3,690	3,132

Texas Competitive Electric Holdings Co. LLC
5.368% due 10/10/2014	2,237	1,561
5.888% due 10/10/2014	1,680	1,173
7.262% due 10/10/2014	30	21

Total Bank Loan Obligations (Cost $28,537)		18,996

CORPORATE BONDS & NOTES 25.4%

BANKING & FINANCE 19.6%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	5,800	5,715

American Express Bank FSB
0.568% due 10/20/2009	6,800	6,484
6.000% due 09/13/2017	3,900	3,659

American Express Centurion Bank
0.534% due 03/23/2010	11,600	10,724
0.568% due 09/22/2009	400	381
1.459% due 06/12/2009	9,100	8,832
5.550% due 10/17/2012	9,840	9,355
6.000% due 09/13/2017	3,900	3,659

American Express Co.
7.000% due 03/19/2018	200	203

American Express Credit Corp.
1.200% due 06/16/2011	500	430
1.928% due 11/09/2009	6,700	6,232
2.081% due 12/02/2010	200	177

American International Group, Inc.
1.090% due 06/16/2009	5,400	4,921
4.612% due 10/18/2011	100	72
4.950% due 03/20/2012	1,700	1,333
5.050% due 10/01/2015	1,800	1,209
5.450% due 05/18/2017	400	265
6.250% due 03/15/2037	2,100	786
8.175% due 05/15/2058	3,000	1,168
8.250% due 08/15/2018	12,000	8,796

ANZ National International Ltd.
6.200% due 07/19/2013	7,400	7,167

Bank of America Corp.
2.047% due 09/18/2009	6,100	6,022
2.479% due 08/15/2016	2,800	2,067
2.826% due 11/06/2009	3,900	3,824
6.000% due 09/01/2017	7,000	7,121

Bank of America N.A.
2.181% due 02/27/2009	5,200	5,205
6.000% due 10/15/2036	2,100	2,237

Bank of Scotland PLC
4.590% due 07/17/2009	10,400	10,371

Barclays Bank PLC
5.450% due 09/12/2012	40,000	40,542

Bear Stearns Cos. LLC
1.558% due 03/30/2009	7,100	7,055

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
2.262% due 08/21/2009	$18,300	$17,999
2.356% due 05/18/2010	12,200	11,799
3.765% due 01/30/2009	7,180	7,181
4.902% due 07/19/2010	10,400	10,069
6.400% due 10/02/2017	27,900	29,042

BNP Paribas
5.186% due 06/29/2049	15,600	8,860

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	2,050

Caelus Re Ltd.
8.452% due 06/07/2011	2,700	2,580

CIT Group, Inc.
2.269% due 08/17/2009	7,100	6,825
3.615% due 01/30/2009	13,700	13,681

Citigroup Capital XXI
8.300% due 12/21/2057	14,500	11,208

Citigroup Funding, Inc.
0.474% due 04/23/2009	4,000	3,954
1.466% due 06/26/2009	5,300	5,191
3.556% due 05/07/2010	16,800	15,934

Citigroup, Inc.
1.496% due 12/28/2009	5,300	5,001
5.300% due 10/17/2012	2,200	2,122
5.500% due 08/27/2012	5,500	5,343
5.500% due 04/11/2013	20,900	20,369
5.850% due 07/02/2013	1,400	1,352
6.000% due 02/21/2012	3,789	3,750
6.125% due 05/15/2018	3,000	3,039
6.125% due 08/25/2036	15,000	13,479

Countrywide Financial Corp.
4.500% due 06/15/2010	2,400	2,359
5.800% due 06/07/2012	10,300	10,047

Countrywide Home Loans, Inc.
4.125% due 09/15/2009	2,100	2,076
5.625% due 07/15/2009	100	100
6.250% due 04/15/2009	3,000	3,001

Credit Agricole S.A.
2.181% due 05/28/2009	5,900	5,884
2.231% due 05/28/2010	6,800	6,722

DBS Bank Ltd.
2.369% due 05/16/2017	1,000	783

Deutsche Bank AG
6.000% due 09/01/2017	12,400	13,179

DnB NOR Bank ASA
4.889% due 10/13/2009	5,700	5,700

Export-Import Bank of China
4.875% due 07/21/2015	900	906

Ford Motor Credit Co. LLC
5.700% due 01/15/2010	1,000	850
5.800% due 01/12/2009	1,800	1,795
7.250% due 10/25/2011	200	146
7.375% due 10/28/2009	5,000	4,392
7.375% due 02/01/2011	200	152
7.875% due 06/15/2010	600	480
8.625% due 11/01/2010	400	303

General Electric Capital Corp.
1.495% due 10/06/2010	800	743
2.219% due 08/15/2011	12,600	11,056
3.565% due 10/26/2009	600	584
4.248% due 01/05/2009	1,300	1,300
4.572% due 01/20/2010	4,800	4,588
5.875% due 01/14/2038	8,100	7,956
6.375% due 11/15/2067	12,200	7,680

GMAC LLC
6.000% due 12/15/2011	1,100	873

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Goldman Sachs Group, Inc.
1.518% due 03/30/2009	$8,700	$8,582
1.588% due 06/23/2009	13,070	12,743
5.950% due 01/18/2018	17,300	16,431
6.250% due 09/01/2017	14,900	14,471

HBOS PLC
5.920% due 09/29/2049	1,100	417

HSBC Bank USA N.A.
2.329% due 06/10/2009	7,700	7,642

HSBC Finance Corp.
4.479% due 10/21/2009	4,500	4,223

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,343
6.500% due 09/15/2037	2,900	2,955

JPMorgan Chase & Co.
0.521% due 06/26/2009	4,900	4,858
2.546% due 05/07/2010	9,700	9,388
6.000% due 01/15/2018	3,900	4,124

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	8,000	8,083

JPMorgan Chase Capital XX
6.550% due 09/29/2036	1,200	1,017

KeyBank N.A.
4.467% due 06/02/2010	10,300	9,938

Lehman Brothers Holdings, Inc.
2.878% due 04/03/2009 (a)	5,300	504
2.907% due 11/16/2009 (a)	15,260	1,450
2.911% due 08/21/2009 (a)	10,600	1,007
2.951% due 05/25/2010 (a)	5,200	494
3.005% due 07/18/2011 (a)	4,800	456
3.052% due 11/10/2009 (a)	4,500	428
5.625% due 01/24/2013 (a)	3,800	380
6.875% due 05/02/2018 (a)	3,200	320

Longpoint Re Ltd.
7.246% due 05/08/2010	2,900	2,832

Merrill Lynch & Co., Inc.
2.222% due 08/14/2009	6,200	6,011
2.290% due 12/04/2009	7,300	7,007
2.438% due 05/08/2009	3,500	3,439
3.735% due 07/25/2011	8,500	7,532
6.150% due 04/25/2013	10,000	9,918
6.875% due 04/25/2018	17,800	18,651

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,022

Metropolitan Life Global Funding I
2.189% due 05/17/2010	15,200	13,639
5.125% due 11/09/2011	8,200	7,856

Morgan Stanley
2.498% due 02/09/2009	14,600	14,528
2.556% due 05/07/2009	8,700	8,559
4.232% due 05/14/2010	20,700	19,275
4.842% due 01/15/2010	8,200	7,536

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	488

Mystic Re Ltd.
12.202% due 06/07/2011	2,200	2,141

National Australia Bank Ltd.
2.204% due 09/11/2009	5,300	5,305
5.350% due 06/12/2013	6,100	5,885

National Westminster Bank PLC
7.375% due 10/01/2009	12,935	12,685

Osiris Capital PLC
9.752% due 01/15/2010	3,100	3,054

Petroleum Export Ltd.
5.265% due 06/15/2011	605	561

See Accompanying Notes	Annual Report	December 31, 2008	9

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Principal Life Income Funding Trusts
5.300% due 04/24/2013	$5,200	$4,876

Residential Capital LLC
5.253% due 05/22/2009	7,900	2,923

Residential Reinsurance 2007 Ltd.
12.452% due 06/07/2010	1,200	1,174

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	681

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	7,580

Santander U.S. Debt S.A. Unipersonal
2.261% due 11/20/2009	10,900	10,767

SLM Corp.
3.765% due 10/25/2011	200	153

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	2,786

State Street Capital Trust III
8.250% due 12/29/2049	6,800	5,258

State Street Capital Trust IV
2.996% due 06/15/2037	1,000	441

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	774

UBS AG
5.750% due 04/25/2018	4,600	4,182
5.875% due 12/20/2017	4,700	4,325

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	293

USB Capital IX
6.189% due 04/15/2049	900	423

Wachovia Bank N.A.
1.538% due 03/23/2009	7,100	7,053

Wachovia Corp.
2.116% due 03/15/2011	10,400	9,284
2.252% due 12/01/2009	4,400	4,263
4.882% due 10/15/2011	8,100	7,260
5.500% due 05/01/2013	9,000	8,908
5.750% due 02/01/2018	16,900	16,963

Wachovia Mortgage FSB
2.342% due 03/02/2009	7,900	7,849

Wells Fargo & Co.
2.096% due 09/15/2009	915	906

ZFS Finance USA Trust I
5.875% due 05/09/2032	4,400	1,539

		841,334

INDUSTRIALS 3.9%

ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	100	90

Anadarko Petroleum Corp.
2.396% due 09/15/2009	10,000	9,570

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,661
6.450% due 09/15/2037	2,400	2,738

BP AMI Leasing, Inc.
1.476% due 06/26/2009	13,600	13,605

Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/2009	6,000	6,046

CODELCO, Inc.
6.150% due 10/24/2036	700	617

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Comcast Corp.
5.119% due 07/14/2009	$7,700	$7,596
5.875% due 02/15/2018	1,700	1,614
6.450% due 03/15/2037	1,700	1,697

Daimler Finance North America LLC
2.346% due 03/13/2009	2,900	2,899
3.642% due 08/03/2009	6,300	5,968

Dell, Inc.
5.650% due 04/15/2018	11,200	10,042

El Paso Corp.
6.750% due 05/15/2009	5,700	5,647
7.800% due 08/01/2031	900	591
7.875% due 06/15/2012	4,700	4,244
9.625% due 05/15/2012	800	683

Gaz Capital S.A.
6.212% due 11/22/2016	1,200	798
7.343% due 04/11/2013	1,700	1,386
8.146% due 04/11/2018	6,700	4,757

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	21,100	18,038

Oracle Corp.
4.950% due 04/15/2013	13,100	13,519
5.750% due 04/15/2018	12,900	13,517

Rohm & Haas Co.
6.000% due 09/15/2017	3,700	3,373

Time Warner, Inc.
2.405% due 11/13/2009	6,600	6,354

Union Pacific Corp.
5.700% due 08/15/2018	13,800	13,310

United Airlines, Inc.
6.071% due 03/01/2013	1,081	978
8.030% due 01/01/2013 (a)	465	500

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	4,859

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,229
6.875% due 11/21/2036	1,300	1,183

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	6,528

		166,637

UTILITIES 1.9%

AT&T, Inc.
2.959% due 02/05/2010	3,600	3,478
4.950% due 01/15/2013	5,200	5,233
5.500% due 02/01/2018	5,200	5,265
6.300% due 01/15/2038	3,600	3,819

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	16,070

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	7,503
6.000% due 12/01/2012	6,500	6,185

Korea Electric Power Corp.
5.125% due 04/23/2034	90	79

NGPL PipeCo. LLC
6.514% due 12/15/2012	5,800	5,509

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	11,288

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	555

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	1,579

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Verizon Communications, Inc.
4.200% due 04/03/2009	$14,500	$14,399
5.250% due 04/15/2013	1,500	1,507

		82,469

Total Corporate Bonds & Notes (Cost $1,198,730)		1,090,440

CONVERTIBLE BONDS & NOTES 0.3%

National City Corp.
4.000% due 02/01/2011	12,900	11,562

Total Convertible Bonds & Notes (Cost $10,739)		11,562

MUNICIPAL BONDS & NOTES 2.7%

Austin Trust Various States Revenue Bonds, (FSA Insured), Series 2008
7.578% due 10/01/2041	2,550	1,556

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,364

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2037	14,400	12,265

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2008
3.000% due 09/01/2036	3,150	2,569

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	16,187

Garden State, New Jersey Preservation Trust Revenue Bonds, (FSA Insured), Series 2003
5.500% due 11/01/2014	7,725	8,731

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	699

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,070	774

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2023	11,800	10,840

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	1,410

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2037	10,000	9,184

New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2037	10,000	9,533

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.768% due 06/15/2031	5,130	4,732

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	61

Phoenix, Arizona Civic Improvement Corp. Revenue Bonds, Series 2008
2.470% due 07/01/2038	3,000	2,057

San Francisco, California City & County Airports Commission Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 05/01/2032	4,185	3,509

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Southern California State Metropolitan Water District Revenue Bonds, Series 2007
5.000% due 07/01/2024	$7,100	$7,144

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	323

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
8.738% due 02/15/2031	3,390	3,482

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.735% due 02/01/2027	2,575	2,583
8.822% due 10/01/2031	6,240	6,371

University of Arkansas Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	5,600	5,428

Wisconsin State Public Power, Inc. Revenue Bonds, (FSA Insured), Series 2008
7.000% due 07/01/2037	3,300	2,752

Total Municipal Bonds & Notes (Cost $112,993)		115,554

U.S. GOVERNMENT AGENCIES 101.9%

Fannie Mae
0.531% due 12/25/2036 - 07/25/2037	12,545	11,096
0.821% due 03/25/2044	4,490	4,295
3.678% due 06/01/2043 - 07/01/2044	4,690	4,629
3.878% due 09/01/2040	21	21
4.000% due 10/01/2018	330	339
4.452% due 11/01/2035	239	238
4.454% due 10/01/2032	1,249	1,246
4.500% due 03/01/2023 - 04/01/2035	5,992	6,126
4.665% due 05/25/2035	1,114	1,147
4.722% due 04/01/2035	3,552	3,618
4.726% due 04/01/2035	2,442	2,488
4.801% due 08/01/2035	4,202	4,204
5.000% due 02/25/2017 - 02/01/2039	425,055	434,488
5.000% due 03/01/2036 (e)	43,744	44,730
5.055% due 09/01/2035	1,832	1,860
5.131% due 12/01/2036	1,949	1,949
5.145% due 11/01/2025	1	1
5.155% due 08/01/2035	1,734	1,767
5.281% due 09/01/2039	40	40
5.308% due 09/01/2034	1,896	1,893
5.474% due 01/01/2025	23	23
5.500% due 04/01/2014 - 01/01/2039	582,750	598,137
5.500% due 05/01/2034 - 09/01/2038 (e)	698,434	717,045
5.500% due 08/01/2037 (e)(f)	212,540	218,294
6.000% due 04/01/2016 - 01/01/2039	1,479,425	1,524,413
6.500% due 06/01/2029 - 09/01/2038	35,788	37,219
7.000% due 04/25/2023 - 06/01/2032	2,482	2,656

Federal Housing Administration
7.430% due 01/25/2023	48	49

Freddie Mac
1.345% due 07/15/2019 - 10/15/2020	98,256	95,304
1.425% due 02/15/2019	35,840	34,457
1.495% due 05/15/2036	4,347	4,161
1.645% due 11/15/2030	27	26

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
1.695% due 09/15/2030	$23	$22
3.679% due 02/25/2045	567	511
4.500% due 04/01/2018 - 10/01/2018	1,833	1,888
5.000% due 04/01/2018 - 11/01/2038	262,651	268,876
5.328% due 07/01/2027	1	1
5.338% due 01/01/2028	1	2
5.376% due 07/01/2030	1	1
5.500% due 10/01/2034 - 01/01/2039	127,359	130,428
5.500% due 02/01/2038 (e)	139,302	142,761
6.000% due 07/01/2016 - 09/01/2038	49,078	50,631
6.500% due 03/01/2013 - 04/01/2038	708	738
7.000% due 06/15/2023	1,447	1,512
7.500% due 07/15/2030 - 03/01/2032	215	228
8.500% due 08/01/2024	12	13

Ginnie Mae
1.008% due 09/20/2030	18	17
1.640% due 02/16/2030	197	194
4.625% due 07/20/2030	9	9
4.750% due 02/20/2032	475	467
5.125% due 10/20/2029 - 11/20/2029	176	173
5.375% due 04/20/2026 - 05/20/2030	82	82
5.500% due 04/15/2033 - 09/15/2033	452	467
6.000% due 10/15/2038 - 01/01/2039	10,985	11,342
6.500% due 03/15/2031 - 04/15/2032	168	177

Small Business Administration
5.130% due 09/01/2023	62	63
6.030% due 02/01/2012	2,730	2,806
6.290% due 01/01/2021	147	153
6.344% due 08/01/2011	214	220
7.449% due 08/01/2010	5	5
7.500% due 04/01/2017	590	624
8.017% due 02/10/2010	48	49

Total U.S. Government Agencies (Cost $4,277,455)		4,372,419

U.S. TREASURY OBLIGATIONS 4.7%

Treasury Inflation Protected Securities (c)
1.625% due 01/15/2015 (e)	24,734	22,945
1.625% due 01/15/2018	14,064	13,353
1.750% due 01/15/2028 (e)	8,790	8,124
1.875% due 07/15/2015 (e)	53,203	50,273
2.000% due 01/15/2014	12,610	11,952
2.000% due 01/15/2016 (e)	11,243	10,770
2.375% due 04/15/2011	13,644	13,329
2.375% due 01/15/2025 (e)	56,662	55,706
2.625% due 07/15/2017	17,038	17,465

Total U.S. Treasury Obligations (Cost $206,421)		203,917

MORTGAGE-BACKED SECURITIES 6.3%

American Home Mortgage Investment Trust
4.390% due 02/25/2045	2,631	1,327

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	388
4.875% due 06/10/2039	275	272
5.451% due 01/15/2049	11,600	8,651
5.739% due 05/10/2045	6,400	5,247
5.745% due 02/10/2051	3,200	2,316

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Banc of America Funding Corp.
4.155% due 05/25/2035	$4,141	$2,962

Banc of America Mortgage Securities, Inc.
5.136% due 05/25/2033	4,811	3,760
6.500% due 10/25/2031	782	724
6.500% due 09/25/2033	375	361

Bear Stearns Adjustable Rate Mortgage Trust
4.558% due 11/25/2030	5	4
4.661% due 07/25/2034	3,536	2,413
4.750% due 10/25/2035	11,843	11,099
4.786% due 11/25/2034	3,020	2,280
4.955% due 01/25/2035	3,871	2,923
5.037% due 04/25/2033	995	795
5.111% due 11/25/2034	9,096	8,447
5.451% due 01/25/2034	1,885	1,324
5.605% due 02/25/2033	217	175
6.079% due 02/25/2033	127	107

Bear Stearns Alt-A Trust
5.364% due 05/25/2035	5,394	3,655
5.495% due 09/25/2035	3,231	1,508

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	774
5.471% due 01/12/2045	2,800	2,168
5.700% due 06/11/2050	9,400	7,002
5.703% due 06/11/2050	8,600	6,128

Bear Stearns Structured Products, Inc.
5.661% due 01/26/2036	6,588	4,141
5.761% due 12/26/2046	3,889	2,710

Citigroup Commercial Mortgage Trust
1.265% due 08/15/2021	62	53

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,516	1,102

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	2,104

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	3,591

Countrywide Alternative Loan Trust
0.651% due 05/25/2047	4,697	1,936
4.673% due 08/25/2034	10	10

Countrywide Home Loan Mortgage Pass-Through Trust
4.730% due 02/20/2035	10,319	6,435
4.789% due 11/25/2034	5,641	3,525
5.250% due 02/20/2036	1,708	936
5.750% due 05/25/2033	222	215

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	900	735

CS First Boston Mortgage Securities Corp.
5.357% due 06/25/2032	22	17

First Nationwide Trust
6.750% due 08/21/2031	15	15

Greenpoint Mortgage Funding Trust
0.551% due 10/25/2046	4,629	3,723
0.551% due 01/25/2047	5,111	4,703

Greenpoint Mortgage Pass-Through Certificates
5.496% due 10/25/2033	3,517	2,722

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	764
5.444% due 03/10/2039	4,400	3,362

GS Mortgage Securities Corp. II
1.966% due 03/06/2020	7,352	5,425
5.396% due 08/10/2038	905	746
5.799% due 08/10/2045	6,300	4,592

See Accompanying Notes	Annual Report	December 31, 2008	11

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

GSR Mortgage Loan Trust
4.540% due 09/25/2035	$18,086	$13,364
5.244% due 11/25/2035	7,096	5,292

Harborview Mortgage Loan Trust
0.671% due 01/19/2038	5,026	4,505
0.771% due 01/19/2038	11,829	4,728
0.801% due 05/19/2035	1,034	484
5.142% due 07/19/2035	4,834	2,637

Impac Secured Assets CMN Owner Trust
0.551% due 01/25/2037	2,099	1,952

Indymac ARM Trust
4.436% due 01/25/2032	4	3

Indymac Index Mortgage Loan Trust
0.561% due 11/25/2046	2,720	2,479

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	6,800	5,122
5.420% due 01/15/2049	20,956	14,880
5.819% due 06/15/2049	300	219
5.882% due 02/15/2051	2,300	1,643

JPMorgan Mortgage Trust
5.024% due 02/25/2035	4,940	3,715

Lehman Brothers Floating Rate Commercial Mortgage Trust
1.275% due 09/15/2021	788	590

MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/2034	2,147	2,084

Merrill Lynch Countrywide Commercial Mortgage Trust
2.986% due 07/09/2009	12,200	10,269
5.485% due 03/12/2051	5,500	3,804

Merrill Lynch Mortgage Investors, Inc.
0.681% due 02/25/2036	3,003	1,605

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	286	275

MLCC Mortgage Investors, Inc.
0.721% due 11/25/2035	840	603
2.395% due 10/25/2035	1,507	1,122

Morgan Stanley Capital I
1.255% due 10/15/2020	1,757	1,342
4.050% due 01/13/2041	314	299
5.809% due 12/12/2049	600	451
5.881% due 06/11/2049	3,100	2,306

Prime Mortgage Trust
0.871% due 02/25/2019	151	143
0.871% due 02/25/2034	854	746

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	895	857

Sovereign Commercial Mortgage Securities Trust
5.780% due 07/22/2030	1,200	902

Structured Adjustable Rate Mortgage Loan Trust
5.499% due 07/25/2035	1,374	876

Structured Asset Mortgage Investments, Inc.
0.831% due 07/19/2035	6,344	4,296
0.911% due 09/19/2032	125	89

Structured Asset Securities Corp.
4.687% due 02/25/2032	18	14
5.376% due 07/25/2032	12	7

Thornburg Mortgage Securities Trust
0.581% due 11/25/2046	4,121	3,422

Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/2020	8,092	5,744
1.285% due 09/15/2021	18,450	14,120

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.308% due 11/15/2048	$2,000	$1,505
5.509% due 04/15/2047	3,200	2,313

WaMu Mortgage Pass-Through Certificates
0.761% due 10/25/2045	1,192	654
3.456% due 11/25/2042	649	536
3.656% due 08/25/2042	1,541	1,088

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	6,948	4,563
4.963% due 01/25/2035	7,816	6,074
4.992% due 12/25/2034	5,779	4,474

Total Mortgage-Backed Securities (Cost $352,105)		268,568

ASSET-BACKED SECURITIES 1.6%

ACE Securities Corp.
0.521% due 12/25/2036	1,319	1,206

Amortizing Residential Collateral Trust
0.741% due 06/25/2032	273	188

Argent Securities, Inc.
0.521% due 09/25/2036	381	374

Asset-Backed Funding Certificates
0.531% due 11/25/2036	2,194	2,070
0.531% due 01/25/2037	2,242	1,939

Bear Stearns Asset-Backed Securities Trust
0.551% due 10/25/2036	1,377	1,273
0.561% due 06/25/2047	2,615	2,299

Countrywide Asset-Backed Certificates
0.521% due 05/25/2037	2,100	1,956
0.521% due 12/25/2046	506	492
0.521% due 05/25/2047	2,056	1,903

Credit-Based Asset Servicing & Securitization LLC
0.531% due 11/25/2036	2,452	2,131

EMC Mortgage Loan Trust
0.841% due 05/25/2040	521	416

First Franklin Mortgage Loan Asset-Backed Certificates
0.521% due 11/25/2036	4,138	3,748

Fremont Home Loan Trust
0.531% due 01/25/2037	2,719	2,122
0.541% due 02/25/2037	718	699

HFC Home Equity Loan Asset-Backed Certificates
0.798% due 01/20/2034	6,209	4,275

HSI Asset Securitization Corp. Trust
0.521% due 12/25/2036	1,588	1,411

Indymac Residential Asset-Backed Trust
0.531% due 04/25/2037	1,467	1,373

JPMorgan Mortgage Acquisition Corp.
0.521% due 08/25/2036	862	802
0.531% due 03/25/2047	5,081	4,001

Lehman XS Trust
0.541% due 05/25/2046	462	446

Long Beach Mortgage Loan Trust
0.751% due 10/25/2034	156	53

MASTR Asset-Backed Securities Trust
0.531% due 11/25/2036	2,213	2,068

Merrill Lynch Mortgage Investors, Inc.
0.541% due 08/25/2036	1,794	1,691

Morgan Stanley ABS Capital I
0.511% due 10/25/2036	1,127	1,058
0.521% due 10/25/2036	768	728

Nelnet Student Loan Trust
1.585% due 12/22/2016	7,269	6,891

		PRINCIPAL AMOUNT (000S)	VALUE (000S)

Park Place Securities, Inc.
0.783% due 10/25/2034		$2,831	$2,034

Residential Asset Securities Corp.
0.541% due 11/25/2036		1,704	1,634

Saxon Asset Securities Trust
0.531% due 10/25/2046		823	790

SBI HELOC Trust
0.641% due 08/25/2036		1,905	1,766

Securitized Asset-Backed Receivables LLC Trust
0.601% due 05/25/2037		5,673	3,805

SLM Student Loan Trust
3.535% due 10/25/2016		4,819	4,705

Soundview Home Equity Loan Trust
0.571% due 10/25/2036		921	906

Structured Asset Securities Corp.
0.521% due 10/25/2036		3,061	2,831
0.761% due 01/25/2033		73	55

Wells Fargo Home Equity Trust
0.521% due 01/25/2037		925	891

Total Asset-Backed Securities (Cost $77,222)			67,030

SOVEREIGN ISSUES 0.8%

China Development Bank Corp.
5.000% due 10/15/2015		900	903

Export-Import Bank of Korea
2.292% due 06/01/2009		8,500	8,478
4.125% due 02/10/2009		140	140

Korea Development Bank
4.348% due 04/03/2010		25,000	24,146

South Africa Government International Bond
5.875% due 05/30/2022		500	414

Total Sovereign Issues (Cost $35,033)			34,081

FOREIGN CURRENCY-DENOMINATED ISSUES 0.7%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	4,400	1,708

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	809

General Electric Capital Corp.
5.500% due 09/15/2067	EUR	24,100	18,954

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)		950	119
5.316% due 04/05/2011 (a)		10	1

SLM Corp.
4.495% due 11/15/2011		1,000	993

Wachovia Corp.
4.493% due 02/13/2014		5,200	5,930
4.894% due 08/01/2011		400	503

Total Foreign Currency-Denominated Issues (Cost $42,826)			29,017

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

	SHARES	VALUE (000S)
PREFERRED STOCKS 0.3%

DG Funding Trust
3.229% due 08/01/2011	1,239	$12,460

Total Preferred Stocks (Cost $13,056)		12,460

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.4%

CERTIFICATES OF DEPOSIT 0.3%

Nordea Bank Finland PLC
1.855% due 04/09/2009	$14,300	14,299

COMMERCIAL PAPER 2.8%

Bank of America Corp.
3.170% due 02/12/2009	44,300	44,140

Goldman Sachs Group, Inc.
3.250% due 01/22/2009	24,400	24,356

Merrill Lynch & Co., Inc.
3.690% due 01/05/2009	13,570	13,566

Morgan Stanley
3.800% due 01/22/2009	36,000	35,924

		117,986

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.4%

Credit Suisse Securities (USA) LLC
0.150% due 01/05/2009	$40,000	$40,000
(Dated 12/31/2008. Collateralized by Fannie Mae 5.500% due 06/01/2038 valued at $40,613. Repurchase proceeds are $40,000.)

JPMorgan Chase Bank N.A.
0.020% due 01/02/2009	21,100	21,100
(Dated 12/31/2008. Collateralized by U.S. Treasury Notes 1.500% - 4.000% due 10/31/2010 - 02/15/2015 valued at $21,248. Repurchase proceeds are $21,100.)

		61,100

U.S. CASH MANAGEMENT BILLS 0.1%
0.362% due 04/29/2009 - 05/15/2009 (b)(d)	3,060	3,043

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 3.8%
0.233% due 01/02/2009 - 06/11/2009 (b)(d)	$162,410	$162,016

Total Short-Term Instruments (Cost $358,828)		358,444

PURCHASED OPTIONS (h) 1.0%
(Cost $13,405)		45,157

Total Investments 154.5% (Cost $6,727,350)		$6,627,645

Written Options (i) (1.1%) (Premiums $12,824)		(46,553)

Other Assets and Liabilities (Net) (53.4%)		(2,292,118)

Net Assets 100.0%		$4,288,974

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $123,485 and cash of $1,250 have been pledged as collateral for swap and swaption contracts on December 31, 2008.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2008 was $370,401 at a weighted average interest rate of 2.938%. On December 31, 2008, securities valued at $1,233,764 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $3,046 and cash of $23,846 have been pledged as collateral for the following open futures contracts on December 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2009	141	$1,587
90-Day Euribor March Futures	Long	03/2009	237	2,502
90-Day Eurodollar December Futures	Long	12/2009	1,404	6,913
90-Day Eurodollar June Futures	Long	06/2009	3,213	16,741
90-Day Eurodollar June Futures	Long	06/2010	46	255
90-Day Eurodollar March Futures	Long	03/2009	5,747	36,716
90-Day Eurodollar March Futures	Long	03/2010	1,028	5,504
90-Day Eurodollar September Futures	Long	09/2009	1,807	8,903
90-Day Eurodollar September Futures	Long	09/2010	46	263
U.S. Treasury 2-Year Note March Futures	Long	03/2009	625	893
U.S. Treasury 5-Year Note March Futures	Long	03/2009	1,159	78
U.S. Treasury 10-Year Note March Futures	Long	03/2009	538	(1,288)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2009	66	355
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2009	787	6,847
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2009	1,292	11,220

				$97,489

See Accompanying Notes	Annual Report	December 31, 2008	13

Schedule of Investments  Total Return Portfolio  (Cont.)

(g)	Swap agreements outstanding on December 31, 2008:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection(1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2008 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.670%	03/20/2013	5.255%	$ 2,100	$(266)	$0	$(266)
American International Group, Inc.	DUB	5.000%	12/20/2013	5.250%	9,700	(82)	(873)	791
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	3.300%	3,900	(347)	0	(347)
Brazil Government International Bond	CSFB	3.350%	12/20/2009	2.340%	2,000	23	0	23
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	10.510%	2,500	(444)	0	(444)
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	10.510%	500	(65)	0	(65)
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	10.510%	500	(93)	0	(93)
Ford Motor Credit Co. LLC	JPM	3.900%	09/20/2012	10.510%	2,500	(462)	0	(462)
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	10.510%	500	(66)	0	(66)
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	10.510%	1,500	(203)	0	(203)
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	4.495%	2,900	(150)	0	(150)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	4.476%	3,400	(189)	0	(189)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	4.461%	600	(39)	0	(39)
General Electric Capital Corp.	BNP	1.100%	12/20/2009	4.554%	9,600	(309)	0	(309)
General Electric Capital Corp.	BNP	0.940%	12/20/2010	4.461%	2,200	(141)	0	(141)
General Electric Capital Corp.	CITI	0.750%	03/20/2009	4.538%	4,800	(38)	0	(38)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	4.523%	400	(16)	0	(16)
General Electric Capital Corp.	CITI	1.150%	03/20/2010	4.523%	200	(8)	0	(8)
General Electric Capital Corp.	CITI	1.120%	12/20/2010	4.461%	800	(49)	0	(49)
General Electric Capital Corp.	CITI	3.850%	03/20/2014	3.596%	5,000	62	0	62
General Electric Capital Corp.	DUB	1.100%	03/20/2009	4.538%	900	(6)	0	(6)
General Electric Capital Corp.	DUB	1.070%	09/20/2010	4.476%	3,500	(191)	0	(191)
General Electric Capital Corp.	DUB	0.950%	12/20/2010	4.461%	1,000	(64)	0	(64)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	4.310%	1,600	(102)	0	(102)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	3.708%	11,100	491	0	491
General Electric Capital Corp.	GSC	0.830%	12/20/2009	4.554%	1,000	(35)	0	(35)
General Electric Capital Corp.	GSC	0.900%	12/20/2010	4.461%	700	(45)	0	(45)
General Electric Capital Corp.	MSC	0.950%	01/20/2009	4.532%	4,000	(7)	0	(7)
General Electric Capital Corp.	RBS	1.100%	09/20/2009	4.551%	1,300	(31)	0	(31)
General Motors Corp.	BNP	4.800%	12/20/2012	81.101%	300	(232)	0	(232)
General Motors Corp.	BOA	4.500%	12/20/2012	81.101%	1,300	(1,008)	0	(1,008)
General Motors Corp.	BOA	8.900%	03/20/2013	79.336%	5,000	(3,657)	0	(3,657)
General Motors Corp.	DUB	4.600%	12/20/2012	81.101%	800	(619)	0	(619)
General Motors Corp.	GSC	9.100%	03/20/2013	79.336%	6,100	(4,448)	0	(4,448)
General Motors Corp.	JPM	4.550%	12/20/2012	81.101%	200	(155)	0	(155)
General Motors Corp.	JPM	8.900%	03/20/2013	79.336%	1,600	(1,170)	0	(1,170)
General Motors Corp.	MSC	4.630%	12/20/2012	81.101%	300	(232)	0	(232)
GMAC LLC	BCLY	3.650%	09/20/2012	8.183%	2,500	(339)	0	(339)
GMAC LLC	CITI	3.720%	09/20/2012	8.183%	2,500	(334)	0	(334)
GMAC LLC	DUB	3.200%	09/20/2012	8.183%	2,000	(299)	0	(299)
GMAC LLC	JPM	3.250%	09/20/2012	8.183%	2,500	(370)	0	(370)
GMAC LLC	JPM	3.670%	09/20/2012	8.183%	2,500	(337)	0	(337)
GMAC LLC	JPM	3.750%	09/20/2012	8.183%	1,000	(133)	0	(133)
GMAC LLC	JPM	4.850%	09/20/2012	8.183%	3,200	(317)	0	(317)
GMAC LLC	MLP	1.850%	09/20/2009	9.739%	5,400	(294)	0	(294)
JSC Gazprom	JPM	0.970%	10/20/2012	10.072%	700	(180)	0	(180)
JSC Gazprom	JPM	1.020%	10/20/2012	10.072%	700	(179)	0	(179)
JSC Gazprom	JPM	2.170%	02/20/2013	9.874%	2,000	(452)	0	(452)
JSC Gazprom	MSC	2.180%	02/20/2013	9.874%	700	(158)	0	(158)
Mexico Government International Bond	JPM	0.920%	03/20/2016	3.059%	1,200	(150)	0	(150)
Panama Government International Bond	CSFB	1.200%	02/20/2017	3.244%	400	(51)	0	(51)
Panama Government International Bond	JPM	0.730%	01/20/2012	2.810%	1,000	(56)	0	(56)
Panama Government International Bond	JPM	1.250%	01/20/2017	3.242%	1,200	(146)	0	(146)
SLM Corp.	BCLY	5.000%	12/20/2013	8.265%	2,000	(217)	(270)	53
SLM Corp.	BOA	4.550%	03/20/2009	11.543%	5,400	(73)	0	(73)
SLM Corp.	CITI	5.000%	12/20/2013	8.265%	11,300	(1,223)	(1,610)	387
SLM Corp.	JPM	5.100%	03/20/2009	11.543%	7,100	(86)	0	(86)
SLM Corp.	MSC	5.000%	06/20/2009	11.541%	1,200	(34)	0	(34)
Ukraine Government International Bond	HSBC	0.700%	04/20/2009	36.442%	1,600	(160)	0	(160)
Ukraine Government International Bond	HSBC	0.520%	05/20/2009	36.441%	4,000	(508)	0	(508)
Wachovia Corp.	DUB	1.520%	03/20/2013	1.233%	2,700	32	0	32

						$(20,457)	$(2,753)	$(17,704)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-10 Index	DUB	(5.000%	)	06/20/2013	$600	$94	$43	$51
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	3,318	169	305	(136)

						$263	$348	$(85)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 Index 25-35%	CITI	1.846%	06/20/2012	$1,000	$(179)	$0	$(179)
CDX.HY-8 Index 25-35%	CITI	2.144%	06/20/2012	1,100	(187)	0	(187)
CDX.HY-8 Index 25-35%	CITI	2.179%	06/20/2012	700	(118)	0	(118)
CDX.HY-8 Index 25-35%	MLP	1.833%	06/20/2012	2,700	(486)	0	(486)
CDX.HY-8 Index 25-35%	MLP	2.070%	06/20/2012	1,400	(242)	0	(242)
CDX.HY-8 Index 25-35%	MLP	2.127%	06/20/2012	500	(85)	0	(85)
CDX.HY-8 Index 25-35%	MSC	2.080%	06/20/2012	1,000	(172)	0	(172)
CDX.HY-8 Index 25-35%	MSC	2.140%	06/20/2012	1,900	(324)	0	(324)
CDX.HY-8 Index 25-35%	MSC	2.170%	06/20/2012	700	(119)	0	(119)
CDX.HY-8 Index 35-100%	CITI	0.355%	06/20/2012	14,419	(1,008)	0	(1,008)
CDX.HY-8 Index 35-100%	CITI	0.360%	06/20/2012	4,905	(342)	0	(342)
CDX.HY-8 Index 35-100%	CITI	0.401%	06/20/2012	3,727	(255)	0	(255)
CDX.HY-11 Index	MSC	5.000%	12/20/2013	400	(80)	(98)	18
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012	20,100	(29)	0	(29)
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012	4,600	6	0	6
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	9,100	(68)	0	(68)
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	35,878	248	0	248
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	23,529	116	0	116
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,847	5	0	5
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	4,084	12	0	12
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	4,570	(7)	0	(7)
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	5,736	(25)	0	(25)
CDX.IG-11 5-Year Index	DUB	1.500%	12/20/2013	6,500	(127)	(151)	24
CMBX.NA AAA 3 Index	MSC	0.080%	12/13/2049	400	(119)	(64)	(55)

					$(3,585)	$(313)	$(3,272)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities compromising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	10,200	$464	$(6)	$470
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	68	0	68
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,900	101	0	101
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	JPM		8,400	251	3	248
Pay	1-Month EUR-FRCPXTOB Index	1.955%	03/28/2012	RBS		1,800	44	0	44
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		1,500	35	0	35
Pay	1-Month EUR-FRCPXTOB Index	1.960%	03/30/2012	GSC		2,400	72	0	72
Pay	1-Month EUR-FRCPXTOB Index	1.960%	04/05/2012	BCLY		1,200	31	0	31
Pay	1-Month EUR-FRCPXTOB Index	1.958%	04/10/2012	JPM		700	19	0	19
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	16,700	(114)	0	(114)

See Accompanying Notes	Annual Report	December 31, 2008	15

Schedule of Investments  Total Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP	BRL	11,000	$(68)	$0	$(68)
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		4,300	(25)	0	(25)
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		9,800	28	(17)	45
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		9,800	29	(14)	43
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		14,200	91	15	76
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		5,900	48	5	43
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		23,400	(480)	(422)	(58)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	(64)	0	(64)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	63	(160)	223
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	59	(12)	71
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	24	8	16
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	83	17	66
Receive	30-Day USD-CMM Rate	5.000%	02/20/2009	MLP		$10,900	(1,194)	745	(1,939)
Receive	30-Day USD-CMM Rate	5.500%	05/21/2009	MLP		13,100	(2,208)	59	(2,267)
Pay	3-Month AUD Bank Bill	7.500%	03/15/2010	UBS	AUD	7,600	228	(21)	249
Pay	3-Month AUD Bank Bill	7.000%	06/15/2010	UBS		123,400	3,194	443	2,751
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	MSC		$47,200	1,224	(127)	1,351
Pay	3-Month USD-LIBOR	4.000%	06/17/2010	RBS		64,200	1,665	(151)	1,816
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	BCLY		10,500	238	12	226
Pay	3-Month USD-LIBOR	3.150%	12/17/2010	RBS		544,200	17,530	0	17,530
Pay	3-Month USD-LIBOR	4.000%	12/17/2010	BOA		29,800	1,459	582	877
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	BOA		9,700	437	354	83
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	CSFB		17,700	797	670	127
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB		32,200	1,450	1,015	435
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	MLP		44,900	2,022	1,475	547
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	RBS		30,200	1,360	691	669
Receive	3-Month USD-LIBOR	4.000%	06/17/2016	RBS		2,700	(263)	(217)	(46)
Receive	3-Month USD-LIBOR	5.000%	12/17/2018	MSC		700	(152)	(33)	(119)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BCLY		2,900	(345)	(239)	(106)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	BOA		24,400	(2,903)	(2,110)	(793)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	CSFB		24,700	(2,939)	(2,208)	(731)
Receive	3-Month USD-LIBOR	4.000%	06/17/2019	MLP		2,100	(250)	(182)	(68)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	CSFB		1,900	(266)	(231)	(35)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	BOA		25,200	(8,532)	259	(8,791)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	MSC		4,600	(1,557)	(46)	(1,511)
Receive	3-Month USD-LIBOR	5.000%	12/17/2028	RBS		6,800	(2,302)	48	(2,350)
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	CITI		3,200	(72)	(273)	201
Receive	3-Month USD-LIBOR	3.000%	06/17/2029	RBS		3,100	(70)	(145)	75
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	BOA		39,100	(17,787)	564	(18,351)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	CITI		8,400	(3,821)	138	(3,959)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MLP		12,900	(5,868)	(331)	(5,537)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	MSC		37,900	(17,241)	(2,894)	(14,347)
Receive	3-Month USD-LIBOR	5.000%	12/17/2038	RBS		40,000	(18,197)	(3,347)	(14,850)
Pay	6-Month AUD Bank Bill	7.500%	03/15/2011	UBS	AUD	48,500	2,544	205	2,339
Pay	6-Month AUD Bank Bill	7.000%	03/20/2013	DUB		7,000	492	50	442
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	8,800	704	(133)	837
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	BCLY	GBP	13,600	(15)	103	(118)
Pay	6-Month GBP-LIBOR	6.000%	03/20/2009	RBS		12,700	(14)	102	(116)
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	BCLY		14,400	174	(423)	597
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	CSFB		2,800	34	(66)	100
Pay	6-Month GBP-LIBOR	5.000%	06/15/2009	GSC		28,500	344	(651)	995
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	GSC		74,700	1,518	(264)	1,782
Pay	6-Month GBP-LIBOR	6.000%	06/19/2009	RBS		21,200	431	(61)	492
Pay	6-Month GBP-LIBOR	6.000%	12/19/2009	GSC		6,300	310	(66)	376
Pay	6-Month GBP-LIBOR	5.100%	09/15/2013	HSBC		2,600	303	(6)	309
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	GSC		1,600	171	14	157
Pay	6-Month GBP-LIBOR	5.000%	09/17/2013	HSBC		9,600	1,028	97	931
Pay	6-Month GBP-LIBOR	5.000%	03/18/2014	DUB		3,600	446	2	444
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	GSC		2,600	365	(1)	366
Pay	6-Month GBP-LIBOR	5.250%	03/18/2014	RBS		6,000	843	(5)	848
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	BCLY		2,900	(271)	13	(284)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2035	MLP		2,200	(205)	5	(210)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	BCLY		3,200	(519)	375	(894)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	HSBC		5,500	(892)	831	(1,723)
Receive	6-Month GBP-LIBOR	4.000%	12/15/2036	RBS		10,000	(1,622)	1,409	(3,031)
Receive	6-Month GBP-LIBOR	5.500%	12/15/2036	GSC		5,000	(2,733)	(687)	(2,046)
Receive	6-Month GBP-LIBOR	5.500%	12/15/2036	RBS		1,400	(765)	(180)	(585)
Receive	6-Month GBP-LIBOR	5.000%	12/19/2037	GSC		800	(346)	36	(382)
Pay	USSP Semi 2-Year Index	0.710%	02/05/2009	BNP		$15,800	34	7	27
Pay	USSP Semi 5-Year Index	0.763%	02/05/2009	BNP		31,600	315	7	308

							$(50,930)	$(5,370)	$(45,560)

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

(h)	Purchased options outstanding on December 31, 2008:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.500%	02/02/2009	$256,100	$2,749	$10,007
Call - OTC 2-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	125,100	1,338	4,170
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	86,100	917	2,870
Call - OTC 2-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	33,500	375	1,117
Call - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	207,000	1,956	6,900
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.150%	02/02/2009	112,200	1,212	3,613
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	07/02/2009	50,600	486	1,868
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.450%	08/03/2009	289,400	3,085	9,646
Call - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.850%	08/03/2009	121,700	1,287	4,966

							$13,405	$45,157

(i)	Written options outstanding on December 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$118.000	02/20/2009	547	$322	$480
Put - CBOT U.S. Treasury 10-Year Note March Futures	124.000	02/20/2009	228	278	360
Put - CME 90-Day Eurodollar March Futures	98.000	03/16/2009	304	84	18
Put - CME 90-Day Eurodollar March Futures	98.250	03/16/2009	206	91	19
Put - CME 90-Day Eurodollar March Futures	98.500	03/16/2009	522	78	78

				$853	$955

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.300%	02/02/2009	$2,300	$58	$231
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.600%	02/02/2009	17,500	562	2,511
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	32,000	248	345
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.150%	08/03/2009	29,200	733	2,526
Call - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	19,300	631	2,381
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	18,000	123	194
Call - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	28,700	950	3,541
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	7,000	66	77
Call - OTC 7-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	11,200	370	1,382
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	69,000	2,156	8,514
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.250%	02/02/2009	37,400	1,128	4,521
Put - OTC 9-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.600%	02/23/2009	4,000	13	14
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	05/22/2009	11,000	78	120
Call - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.200%	07/02/2009	22,000	486	1,972
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.400%	08/03/2009	96,400	3,126	11,894
Call - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	4.550%	08/03/2009	40,600	1,243	5,375

							$11,971	$45,598

Transactions in written call and put options for the period ended December 31, 2008:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2007	1,861	$889,600	$10,977
Sales	12,363	714,200	29,515
Closing Buys	(3,352)	(1,158,200)	(18,845)
Expirations	(6,658)	0	(6,935)
Exercised	(2,407)	0	(1,888)

Balance at 12/31/2008	1,807	$445,600	$12,824

See Accompanying Notes	Annual Report	December 31, 2008	17

Schedule of Investments  Total Return Portfolio (Cont.)

(j) Foreign currency contracts outstanding on December 31, 2008:

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AED	BCLY	1,492	04/2009	$0	$(9)	$(9)
Sell		BCLY	1,492	04/2009	0	(2)	(2)
Buy		HSBC	1,497	04/2009	0	(9)	(9)
Sell		HSBC	1,497	04/2009	0	(1)	(1)
Sell	AUD	CITI	7,076	01/2009	0	(341)	(341)
Sell		RBS	528	01/2009	0	(32)	(32)
Sell	BRL	BCLY	14,895	02/2009	2	(206)	(204)
Sell		CITI	1,966	02/2009	2	0	2
Sell		HSBC	7,752	02/2009	0	(142)	(142)
Sell		JPM	12,834	02/2009	0	(131)	(131)
Buy		UBS	51,014	02/2009	0	(287)	(287)
Sell		UBS	16,417	02/2009	2	(38)	(36)
Buy	CLP	HSBC	709,183	05/2009	4	0	4
Sell		HSBC	709,183	05/2009	13	0	13
Buy	CNY	BCLY	34,581	07/2009	0	(367)	(367)
Sell		BCLY	19,373	07/2009	0	(82)	(82)
Sell		CITI	19,286	07/2009	0	(56)	(56)
Buy		DUB	117,460	07/2009	0	(1,239)	(1,239)
Sell		DUB	49,010	07/2009	0	(94)	(94)
Buy		HSBC	37,534	07/2009	0	(354)	(354)
Sell		HSBC	7,744	07/2009	0	(31)	(31)
Buy		JPM	36,762	07/2009	0	(410)	(410)
Sell		JPM	19,296	07/2009	0	(83)	(83)
Buy		BCLY	11,649	09/2009	0	(9)	(9)
Buy		CITI	7,496	09/2009	0	(2)	(2)
Buy		DUB	33,884	09/2009	0	(17)	(17)
Buy		HSBC	15,116	09/2009	3	(9)	(6)
Buy		JPM	6,144	09/2009	0	(7)	(7)
Buy	EUR	BCLY	3,613	01/2009	230	0	230
Sell		BCLY	200	01/2009	0	(27)	(27)
Buy		BNP	1,406	01/2009	0	(62)	(62)
Buy		CSFB	967	01/2009	16	(27)	(11)
Buy		DUB	1,991	01/2009	95	(21)	74
Buy		HSBC	1,967	01/2009	79	(38)	41
Buy		MSC	1,465	01/2009	94	0	94
Sell		RBS	31,339	01/2009	0	(3,965)	(3,965)
Sell	GBP	BCLY	9,481	01/2009	415	0	415
Sell		CITI	14,740	01/2009	662	0	662
Buy		HSBC	7,000	01/2009	0	(414)	(414)
Buy		RBS	3,306	01/2009	0	(196)	(196)
Sell		UBS	13,070	01/2009	594	0	594
Buy	IDR	BCLY	7,534,200	03/2009	0	(62)	(62)
Buy		CITI	8,042,800	03/2009	0	(63)	(63)
Buy		DUB	2,867,200	03/2009	0	(26)	(26)
Buy		HSBC	5,044,500	03/2009	0	(3)	(3)
Sell		HSBC	25,430,900	03/2009	0	(153)	(153)
Buy		RBS	1,942,200	03/2009	0	(8)	(8)
Buy	INR	BCLY	162,193	04/2009	53	0	53
Sell		BCLY	116,603	04/2009	0	(162)	(162)
Buy		BOA	108,247	04/2009	74	0	74
Buy		CITI	91,000	04/2009	33	0	33
Buy		DUB	91,728	04/2009	48	0	48
Sell		DUB	100,872	04/2009	0	(129)	(129)
Buy		HSBC	136,045	04/2009	51	0	51
Sell		JPM	371,738	04/2009	0	(478)	(478)
Buy	JPY	BCLY	94,505	01/2009	51	0	51
Buy		BNP	75,926	01/2009	51	0	51
Buy		CITI	91,720	01/2009	47	0	47
Buy		UBS	185,599	01/2009	100	0	100
Buy	KWD	HSBC	226	04/2009	0	(62)	(62)
Sell		HSBC	226	04/2009	0	(6)	(6)
Buy	MYR	BCLY	4,899	02/2009	29	0	29
Sell		BCLY	11,446	02/2009	0	(124)	(124)
Sell		CITI	8,009	02/2009	0	(103)	(103)
Buy		DUB	5,950	02/2009	12	0	12
Sell		DUB	6,685	02/2009	0	(94)	(94)
Sell		HSBC	3,469	02/2009	0	(52)	(52)
Buy		JPM	26,033	02/2009	62	(449)	(387)
Sell		JPM	7,272	02/2009	0	(86)	(86)
Buy		BCLY	2,624	04/2009	7	0	7

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2008

Type	Currency	Counterparty	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MYR	BCLY	4,384	04/2009	$0	$(67)	$(67)
Buy		BOA	2,207	04/2009	7	0	7
Buy		CITI	4,465	04/2009	18	0	18
Sell		CITI	2,145	04/2009	0	(34)	(34)
Buy		HSBC	5,134	04/2009	41	0	41
Sell		JPM	7,900	04/2009	0	(130)	(130)
Buy	PHP	BCLY	42,000	02/2009	0	(56)	(56)
Sell		CITI	419,768	02/2009	0	(603)	(603)
Buy		DUB	168,050	02/2009	29	(33)	(4)
Buy		HSBC	50,510	02/2009	0	(70)	(70)
Buy		JPM	71,108	02/2009	0	(77)	(77)
Buy		MLP	16,000	02/2009	0	(26)	(26)
Buy		MSC	56,500	02/2009	0	(80)	(80)
Buy		RBS	15,600	02/2009	0	(25)	(25)
Buy		BCLY	6,587	05/2009	3	0	3
Buy		CITI	162,473	05/2009	25	(3)	22
Sell		DUB	218,044	05/2009	0	(385)	(385)
Buy		JPM	48,985	05/2009	10	0	10
Buy		LEH	10,700	12/2010	0	(14)	(14)
Sell		LEH	10,700	12/2010	0	(4)	(4)
Buy	RUB	JPM	188,154	05/2009	0	(2,336)	(2,336)
Sell		UBS	188,154	05/2009	2,274	0	2,274
Buy	SAR	HSBC	1,532	04/2009	0	(6)	(6)
Sell		HSBC	1,532	04/2009	0	(2)	(2)
Buy		JPM	1,529	04/2009	0	(6)	(6)
Sell		JPM	1,529	04/2009	0	(2)	(2)
Sell	SGD	BCLY	3,709	01/2009	0	(58)	(58)
Buy		DUB	5,762	01/2009	78	0	78
Sell		HSBC	2,052	01/2009	0	(84)	(84)
Sell		BCLY	7,212	04/2009	0	(231)	(231)
Buy		CITI	10,583	04/2009	84	0	84
Sell		CITI	4,861	04/2009	0	(165)	(165)
Buy		DUB	7,148	04/2009	104	0	104
Buy		HSBC	3,496	04/2009	33	0	33
Sell		HSBC	11,265	04/2009	0	(391)	(391)
Sell		JPM	4,835	04/2009	0	(164)	(164)
Buy		RBS	3,973	04/2009	50	0	50
Buy		UBS	2,973	04/2009	51	0	51
Buy		HSBC	3,558	07/2009	5	0	5
Sell		HSBC	3,558	07/2009	0	(127)	(127)

					$5,641	$(15,947)	$(10,306)

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/2008
Investments, at value	$0	$6,604,865	$22,780	$6,627,645
Other Financial Instruments ++	97,489	(124,901)	1,421	(25,991)

Total	$97,489	$6,479,964	$24,201	$6,601,654

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2008:

	Beginning Balance at 12/31/2007	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2008
Investments, at value	$12,912	$13,960	$16	$1	$294	$(4,403)	$22,780
Other Financial Instruments ++	(403)	0	0	0	1,802	22	1,421

Total	$12,509	$13,960	$16	$1	$2,096	$(4,381)	$24,201

+	See note 2 in the Notes to Financial Statements for additional information.
++	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	December 31, 2008	19

Notes to Financial Statements

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

The Portfolio has adopted the following new accounting standard and position issued by the Financial Accounting Standards Board (“FASB”):

•	FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”)

FAS 157 defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

•	FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”)

The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments

(undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedule of Investments and disclosures within Footnote 2(n), Swap Agreements.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

20	PIMCO Variable Insurance Trust

December 31, 2008

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(g) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(h) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Annual Report	December 31, 2008	21

Notes to Financial Statements (Cont.)

(i) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(k) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(l) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(m) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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December 31, 2008

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which the Portfolio is the seller of protection are disclosed in the footnotes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the

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Notes to Financial Statements (Cont.)

exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

(o) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. At the period ended December 31, 2008, the Portfolio had no unfunded loan commitments.

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

24	PIMCO Variable Insurance Trust

December 31, 2008

“IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(q) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

(r) New Accounting Pronouncements  In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3.  MARKET AND CREDIT RISK

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a

Annual Report	December 31, 2008	25

Notes to Financial Statements (Cont.)

proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net changes in realized gain (loss) on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee (collectively, the “Administrative Fee”) based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties as defined by SFAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2008, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$22,945	$0

26	PIMCO Variable Insurance Trust

December 31, 2008

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$20,028,181	$18,398,291	$837,933	$642,173

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2008		Year Ended 12/31/2007
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7,090	$74,836	6,918	$69,824
Administrative Class	128,060	1,343,001	122,163	1,239,373
Advisor Class	6,006	62,477	1,695	17,136
Issued as reinvestment of distributions
Institutional Class	1,231	12,803	884	8,995
Administrative Class	22,615	234,388	14,528	147,809
Advisor Class	359	3,708	124	1,260
Cost of shares redeemed
Institutional Class	(12,881)	(134,610)	(3,734)	(37,799)
Administrative Class	(128,367)	(1,335,400)	(73,445)	(742,819)
Advisor Class	(2,226)	(23,085)	(563)	(5,724)
Net increase resulting from Portfolio share transactions	21,887	$238,118	68,570	$698,055

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	6	69
Advisor Class	5	91

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Annual Report	December 31, 2008	27

Notes to Financial Statements (Cont.)

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), management has reviewed the Portfolio’s tax positions for all open tax years, and concluded that adoption had no effect on the Portfolio’s financial position or results of operations. As of December 31, 2008, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
$108,863	$93,269	$(183,889)	$(660)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$6,728,429	$159,464	$(260,248)	$(100,784)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2008 and December 31, 2007, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2008	$247,564	$34,181	$0
12/31/2007	177,855	0	0

(4)	Includes short-term capital gains, if any, distributed.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2009

Annual Report	December 31, 2008	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
ABN	ABN AMRO Bank, N.V.	CBA	Commonwealth Bank of Australia	MLP	Merrill Lynch & Co., Inc.
AIG	AIG International, Inc.	CITI	Citigroup, Inc.	MSC	Morgan Stanley
BOA	Bank of America	CSFB	Credit Suisse First Boston	RBC	Royal Bank of Canada
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC
BEAR	Bear Stearns & Co., Inc. (acquired by JPMorgan & Co.)	GSC HSBC	Goldman Sachs & Co. HSBC Bank USA	UBS WAC	UBS Warburg LLC Wachovia Bank N.A.
BNP	BNP Paribas Bank	JPM	JPMorgan Chase & Co.
BSN	Bank of Nova Scotia	LEH	Lehman Brothers, Inc.

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar	PLN	Polish Zloty
ARS	Argentine Peso	HUF	Hungarian Forint	RON	Romanian New Leu
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SAR	Saudi Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	SKK	Slovakian Koruna
CNY	Chinese Renminbi	KWD	Kuwaiti Dinar	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	UAH	Ukrainian Hryvnia
EGP	Egyptian Pound	NZD	New Zealand Dollar	USD	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	UYU	Uruguayan Peso
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand

Exchange Abbreviations:
AMEX	American Stock Exchange	FTSE	Financial Times Stock Exchange	NYBEX	New York Board of Trade
CBOE	Chicago Board Options Exchange	ICEX	Iceland Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	LMEX	London Metal Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange	KCBT	Kansas City Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPI	Consumer Price Index	GSCI	Goldman Sachs Commodity Index Total Return
CDX.EM	Credit Derivatives Index - Emerging Markets	CPTFEMU	Eurozone HICP ex-Tobacco Index	HICP	Harmonized Index of Consumer Prices
CDX.HVol	Credit Derivatives Index - High Volatility	DJAIGCI	Dow Jones-AIG Commodity Index	LCDX	Liquid Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	DJAIGTR	Dow Jones-AIG Commodity Index Total Return	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	DWRTT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Price Index
CDX.NA	Credit Derivatives Index - North America	EAFE	Europe, Australasia, and Far East Stock Index	USSP	USD Swap Spread
CDX.XO	Credit Derivatives Index - Crossover	eRAFI	enhanced Research Affiliates Fundamental Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FNMA	Federal National Mortgage Association	MBIA	Municipal Bond Investors Assurance
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed	Radian	Radian Guaranty, Inc.
CM CR	California Mortgage Insurance Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	ST VA	State Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	ICR	Insured Custodial Receipts	XLCA	XL Capital Assurance
FHA	Federal Housing Administration	IBC	Insured Bond Certificate
FHLMC	Federal Home Loan Mortgage Corporation	MAIA	Michigan Association of Insurance Agents

Other Abbreviations:
ABS BRIBOR	Asset-Backed Security Brastislava Interbank Offered Rate	ISDA	International Swaps and Derivatives Association, Inc.	PRIBOR REIT	Prague Interbank Offered Rate Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	JIBOR	Johannesburg Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
CMBS	Collateralized Mortgage-Backed Security	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate
CMM	Constant Maturity Mortgage Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	WTI	West Texas Intermediate
FFR	Federal Funds Rate	MSCI	Morgan Stanley Capital International
HIBOR	Hong Kong Interbank Offered Rate	NSERO	India National Stock Exchange Interbank Offer Rate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2008:

Total Return Portfolio	0.42%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.27%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2008	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2008

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) during the past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Interested Trustees

Brent R. Harris* (49) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director PCM Fund, Inc.	105	Chairman and Trustee, PIMCO Funds

Ernest L. Schmider* (51) Trustee	11/2008 to present	Managing Director, PIMCO	105	Trustee, PIMCO Funds

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company, (an investment firm); Formerly, President, Houston Zoo; Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

Vern O Curtis (74) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (70) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	105	Trustee, PIMCO Funds

* Mr. Harris and Mr. Schmider re “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2008	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2008

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (51) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (64) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (49) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Jeffrey M. Sargent (46) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King (46) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (38) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (51) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (34) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement	(Unaudited)

On August 11, 2008, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2009. The Board also considered and approved for a one-year term through August 31, 2009, a Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust, which replaced the Trust’s existing Administration Agreement. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2009.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Consideration and Approval of the Supervision and Administration Agreement

At its meeting on July 28, 2008, PIMCO presented the Trustees with a proposal to replace the Trust’s current Administration Agreement with a Supervision and Administration Agreement. The purpose of this change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. Under the terms of the then existing Administration Agreement and the new Supervision and Administration Agreement, the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trustees received materials regarding the enhanced supervisory and administrative services that, under the proposed Supervision and Administration Agreement, PIMCO would be contractually obligated to provide the Trust.

Although the Supervision and Administration Agreement is not an investment advisory contract, the Board determined that it was appropriate to consider the services provided, and the fees paid to PIMCO under the proposed Supervision and Administration Agreement, as part of total compensation received by PIMCO from its relationship with the Portfolios. In determining to approve the Supervision and Administration Agreement, the Board considered the enhanced services that PIMCO had been providing to the Trust including, but not limited to, its services relating to pricing and valuation; services resulting from regulatory developments affecting the Portfolios, such as the Rule 38a-1 compliance program and anti-money laundering programs; its services relating to the Portfolios’ risk management function; and its shareholder services. The Board also noted that PIMCO has recruited, and focused on the retention of, qualified professional staff to provide enhanced supervisory and administrative services. This has included hiring personnel with specialized skills such as pricing, compliance, and legal support personnel that are necessary in light of growing complexity of the Portfolios’ activities, hiring experienced shareholder servicing personnel, and establishing incentive compensation packages to retain personnel. In light of the increased services being provided and proposed to be provided by PIMCO, the Board determined that the Portfolios’ Administration Agreement should be replaced with the Supervision and Administration Agreement, which reflects these enhanced services.

In considering the proposed Supervision and Administration Agreement, the Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board noted that PIMCO has voluntarily provided a high level of supervisory and administrative services of increasing complexity in recent years and that these services would be reflected in the Supervision and Administration Agreement. They also noted that the proposed

Supervision and Administration Agreement represents PIMCO’s contractual commitment to continue to provide the Portfolios with these enhanced supervisory and administrative services. The Trustees considered that, under the unified fee structure, PIMCO has absorbed increases in the Portfolios’ expenses and will continue to do so under the Supervision and Administration Agreement.

The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on portfolio fees that is beneficial to the Portfolios and their shareholders.

2.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 11, 2008 meeting. The Board also met telephonically with management and counsel on July 28, 2008 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

3.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other

Annual Report	December 31, 2008	35

Approval of Renewal of Investment Advisory Contract and Asset Allocation Sub-Advisory Agreements and Approval of Supervision and Administration Agreement (Cont.)

personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements.

The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

4.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2008 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five, and ten-year performance, as available, for the periods ended May 31, 2008 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11, 2008 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that, in comparing the performance of the Portfolios against their respective Lipper Universe categories, many of the Portfolios outperformed the median over the one-, three-, five- and ten-year period. The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over longer-term periods. The Board discussed the possible reasons for the underperformance of certain Portfolios with PIMCO, and took note of PIMCO’s plans to monitor and address performance going forward.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other portfolios in their respective peer groups,

that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, and do not include as many varieties in investment style as the Portfolios offer, and, therefore, comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Investment Advisory Contract and the approval of the Supervision and Administration Agreement.

5.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar portfolios. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other portfolios in an “Expense Group” of comparable portfolios, as well as the universe of other similar portfolios. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees. The advisory fees charged to a majority of the Portfolios are less than or equal to the standard separate account fee rates.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other portfolios in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO had maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the

36	PIMCO Variable Insurance Trust

(Unaudited)

approval of the Supervision and Administration Agreement will likely benefit the Portfolios and their shareholders.

6.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

7.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

8.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Investment Advisory Contract and the Asset Allocation Agreements and approval of the Supervision and Administration Agreement to replace the Administration Agreement. The Board concluded that the Agreements and the Asset Allocation Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Investment Advisory Contract and the Asset Allocation Agreements and the approval of the Supervision and Administration Agreement was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2008	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, Missouri 64106

P I M C O

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2008	$447,569
	December 31, 2007	$457,226

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2008	$4,500
	December 31, 2007	$4,100

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2008	$—	(2)
	December 31, 2007	$17,816	(3)

(d)	Fiscal Year Ended	All Other Fees (4)
	December 31, 2008	$—
	December 31, 2007	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders and additional Form N-1A filing review.

(2) There were no “Tax Fees” for the last fiscal year.

(3) Includes aggregate fees billed for review of the registrant’s tax returns and tax consulting services.

(4) There were no “Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2008	December 31, 2007
	PIMCO Variable Insurance Trust	$4,500	$21,916
	Pacific Investment Management Company LLC	$591,244	$866,445

	Totals	$595,744	$888,361

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

	(a)	The Principal Executive Officer and Principal Financial Officer of PIMCO Variable Insurance Trust (“Trust”) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 4, 2009

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 4, 2009